As filed with the Securities and Exchange Commission on June 25, 2025
Securities Act File No. 333-191837
Investment Company Act File No. 811-22903

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 481	☒
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 483	☒
(Check appropriate box or boxes)

J.P. Morgan Exchange-Traded Fund Trust
(Exact Name of Registrant Specified in Charter)

277 Park Avenue
New York, New York, 10172
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (800) 480-4111
Gregory S. Samuels, Esq.
J.P. Morgan Investment Management Inc.
277 Park Avenue
New York, New York, 10172
(Name and Address of Agent for Service)

With copies to:
Zachary E. Vonnegut-Gabovitch, Esq. JPMorgan Chase & Co. 277 Park Avenue New York, NY 10172	Allison M. Fumai, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036	Stephen T. Cohen, Esq. Dechert LLP 1900 K Street NW Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on July 1, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2)
If appropriate, check the following box:
☐	The post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
J.P. Morgan Exchange-Traded Funds
July 1, 2025
	Ticker	Listing Exchange
JPMorgan High Yield Municipal ETF	JMHI	NYSE Arca, Inc.
JPMorgan Inflation Managed Bond ETF	JCPI	Cboe BZX Exchange, Inc.
JPMorgan Limited Duration Bond ETF	JPLD	Cboe BZX Exchange, Inc.
JPMorgan Realty Income ETF	JPRE	NYSE Arca, Inc.
JPMorgan Sustainable Municipal Income ETF	JMSI	NYSE Arca, Inc.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan High Yield Municipal ETF
Ticker: JMHI
What is the goal of the Fund?
The Fund seeks a high level of current income exempt from federal income taxes.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, mutual funds, other exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used by the Fund to calculate its net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.22
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses	0.58
Fee Waivers and/or Expense Reimbursements [1]	-0.23
Total Annual Fund Operating Expenses after Fee Waiv- ers and/or Expense Reimbursements [1]	0.35
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.35% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 7/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 7/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	36	161	299	702
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes. Up to 25% of the Fund’s Assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, private activity and industrial development bonds, tax anticipation notes, and participations in pools of municipal securities.
July 1, 2025  |  1

JPMorgan High Yield Municipal ETF (continued)
Municipal securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax. Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities (such as municipal leases). The securities in which the Fund invests may have fixed rates of return or floating or variable rates.
The Fund will invest in municipal securities of any maturity. As part of its investments in municipal securities, the Fund will also have the ability to invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are also known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Junk bonds also include unrated securities that the Fund’s adviser believes to be of comparable quality to debt securities that are rated below investment grade. These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P Global Ratings (S&P) and Ba1 or lower by Moody’s Investors Service Inc. (Moody’s)). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund will also invest in investment grade securities. Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s, S&P, or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO) or are unrated but deemed by the adviser to be of comparable quality. Under normal market conditions, the Fund intends to invest a significant portion of its Assets in securities rated BBB/BB by S&P and Fitch, Baa/Ba by Moody’s or unrated securities that the adviser deems to be of equivalent quality.
The Fund may also invest in common shares or preferred shares of unaffiliated closed-end funds. The Fund generally will limit its investments in a single closed-end fund to 5% of its total assets and in all registered investment companies including closed-end funds (other than money market funds) to 10% of its total assets.
The Fund may invest in shares of exchange-traded funds (ETFs). The ETFs in which the Fund may invest include registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Ordinarily, the Fund must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. However, the Securities and Exchange Commission (SEC) adopted an exemptive rule that allows any fund to disregard these 5% and 10% limitations, subject to certain conditions.
The Fund may invest in obligations of the U.S. Treasury, including Treasury bills, bonds and notes. These investments carry different interest rates, maturities and issue dates. The interest on these securities may be exempt from state and local income taxes.
Up to 20% of the Fund’s net assets may be invested in securities subject to federal income tax.
The Fund may also invest in zero-coupon securities, Treasury futures and credit default swaps as part of its main investment strategy.
The Fund also invests in inverse floaters and restricted securities.
Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser primarily looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes investment decisions after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, any security pledge, and a review of the security’s attributes, such as the coupon, maturity, and any redemption and tender provisions. The adviser also factors in the overall investment strategy of the Fund, including its duration and its credit strategy, as well as the adviser’s interest rate outlook. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in municipal issues and ascertain key issues that merit engagement with municipal issuers. These assessments may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
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An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Municipal Obligations and Securities Risk. Because the Fund may invest in municipal obligations, including municipal securities, the Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal obligations, such as state and local governments and their agencies. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.
The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. While interest earned on municipal obligations is generally not subject to federal income tax, any interest earned on taxable municipal obligations is fully taxable at the federal level and may be subject to state and/or local income tax.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Alternative Minimum Tax Risk. The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax.
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
High Yield Securities Risk. The Fund may invest in securities and instruments of municipal issuers that are highly leveraged, less creditworthy or financially distressed. These investments (also
July 1, 2025  |  3

JPMorgan High Yield Municipal ETF (continued)
known as junk bonds) are considered to be speculative and are subject to greater risk of loss (including substantial or total loss), greater sensitivity to economic changes, valuation difficulties, and potential illiquidity.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers.
Each of these factors might negatively impact the high yield instruments held by the Fund. No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk may be more pronounced for the Fund. When instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Structured Product Risk. Structured products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counter-party risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured product provides a put, the Fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
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Derivatives Risk. Derivatives, such as futures contracts and swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
ETF and Other Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The price movement of an ETF or closed end fund designed to track an index may not track the index and may result in a loss. In addition, ETFs and closed-end investment companies may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies or other Government-Sponsored Enterprises (GSEs). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Inverse Floating Rate Instrument Risk. The market value of an inverse floater can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Inverse floaters involve complex transactions and involve risks in addition to risks associated with more conventional municipal obligations. Inverse floaters may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Inverse floaters can create leverage thereby causing the Fund to be more volatile than it would be if it had not used inverse floaters.
Taxability Risk. There is no guarantee that all of the Fund’s income from municipal investments will remain exempt from federal or state or local income taxes. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable or there may be unfavorable changes in tax laws or noncompliant conduct of a securities issuer that may cause income from all or certain municipal securities to be taxable. In order to pay tax-exempt interest, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. If the Fund fails to meet the requirements necessary to pay out exempt-interest dividends to its shareholders, the income distributions resulting from all of its investments, including its municipal securities, may be subject to federal income tax when received by shareholders.
July 1, 2025  |  5

JPMorgan High Yield Municipal ETF (continued)
In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The Fund commenced operations after the assets of another investment company advised by the adviser, JPMorgan High Yield Municipal Fund (the predecessor fund), were transferred to the Fund in a tax-free reorganization as of the close of business on July 14, 2023. The Fund has the same investment objective and substantially similar investment strategies as those of the predecessor fund.
The bar chart shows how the performance of the Fund’s Shares (represented by the performance of the predecessor fund’s Class R6 Shares) has varied from year to year for the past ten calendar years. The table shows the Fund’s average annual total returns (represented by the average annual total returns of the predecessor fund’s Class R6 Shares) for the past one year, five years and ten years. The table compares the Fund’s performance (represented by the performance of the predecessor fund’s Class R6 Shares) to the performance of the Bloomberg US Municipal Index, the Bloomberg 65% High Grade/35% High Yield TR Index and the Bloomberg High Yield Municipal Bond Index (the indices). The indices do not include the fees and expenses of the mutual funds in each respective index. The performance of the Class R6 Shares of the predecessor fund prior to their inception are based on Class I Shares. The actual returns of the predecessor fund’s Class R6 Shares would be substantially similar to the performance of Class I Shares because the predecessor fund is invested in the same group of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Performance for the Fund’s Shares has not been adjusted to
6  |  J.P. Morgan Exchange-Traded Funds

reflect the Fund’s Shares’ lower expenses than those of the predecessor fund’s Class R6 Shares. Performance for the predecessor fund is based on the NAV per share of the predecessor fund shares rather than on market-determined prices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Effective November 1, 2018, the predecessor fund’s investment strategies changed. The predecessor fund’s past performance would have been different if the predecessor fund were managed using the current strategies. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
YEAR-BY-YEAR RETURNS

15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
2.34%
1.06%
4.60%
1.64%
10.27%
3.11%
5.86%
-15.33%
4.80%
5.50%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	4th quarter, 2023	7.06%
Worst Quarter	1st quarter, 2022	-7.14%

The Fund’s year-to-date total return	through	3/31/25	was	0.96%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
SHARES
Return Before Taxes	5.50%	0.43%	2.17%
Return After Taxes on Distributions	5.39	0.37	2.03
Return After Taxes on Distributions and Sale of Fund Shares	5.03	1.14	2.32
BLOOMBERG US MUNICIPAL INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	1.05	0.99	2.25
BLOOMBERG 65% HIGH GRADE / 35% HIGH YIELD TR INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	2.87	1.60	2.98
BLOOMBERG HIGH YIELD MUNICIPAL BOND INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	6.32	2.66	4.28
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Rachel Betton	2023	Managing Director
Curtis White	2024	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
July 1, 2025  |  7

JPMorgan High Yield Municipal ETF (continued)
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes. When your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, you may be subject to federal income tax on ordinary income or capital gains upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
8  |  J.P. Morgan Exchange-Traded Funds

JPMorgan Inflation Managed Bond ETF
Ticker: JCPI
What is the goal of the Fund?
The Fund seeks to maximize inflation protected total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, mutual funds, other exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used by the Fund to calculate its net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%
Other Expenses	0.11
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses	0.40
Fee Waivers and/or Expense Reimbursements [1]	-0.15
Total Annual Fund Operating Expenses after Fee Waiv- ers and/or Expense Reimbursements [1]	0.25
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.25% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 6/30/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	26	113	209	491
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund is designed to protect the total return generated by its core fixed income holdings from inflation risk. As used in the Fund’s goal, “total return” includes income and capital appreciation. The Fund seeks to hedge this risk by using swaps that are based on the Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U) in combination with its core portfolio of fixed income securities. This strategy is intended to create the equivalent of a portfolio of inflation-protected fixed income securities. Secondarily, the Fund may purchase other investments including actual inflation-protected securities such as Treasury Inflation Protected Securities (TIPS).
“Inflation Managed” in the Fund’s name does not refer to a type of security in which the Fund invests, but rather describes the Fund’s overall strategy of creating a portfolio of inflation-protected securities. Under normal circumstances, the Fund will invest at least 80% of its “Assets” in bonds. “Assets” means net assets, plus the amount of borrowings for investment purposes.
As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. government and agency debt securities, asset-backed securities, and mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized
July 1, 2025  |  9

JPMorgan Inflation Managed Bond ETF (continued)
mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities. Additional information about these types of investments may be found in “Investment Practices” in the Fund’s prospectus. The Fund may invest up to 10% of the Fund’s total assets in securities that, at the time of purchase, are rated below investment grade (also known as junk bonds or high yield securities) by Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), Fitch Rating (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, government or its agencies and instrumentalities. The Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.
The Fund uses derivatives as a principal strategy. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund uses CPI-U swaps for inflation hedging purposes. In addition to CPI-U swaps, the Fund has flexibility to use swaps (including credit default swaps) and futures for hedging purposes, to increase income and gain to the Fund, and as part of its risk management process by establishing or adjusting exposure to particular securities or markets and/or to manage cash flows. The Fund may use swaps structured as credit default swaps to gain or hedge exposure to investment grade or high yield securities or indexes of investment grade or high yield securities.
The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers or countries in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due
10  |  J.P. Morgan Exchange-Traded Funds

or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risk of loss.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Strategy Risk. The Fund’s investment strategies may not work to generate inflation-protected return. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected bonds.
Derivatives Risk. The Fund may have significant exposure to derivatives. Derivatives, including swaps, credit default swaps on securities and indices of securities and futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be particularly sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Certain derivatives also expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, loan participations and assignments (Loans)1 and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss (including substantial or total loss), greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a
July 1, 2025  |  11

JPMorgan Inflation Managed Bond ETF (continued)
regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the Loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans or high yield securities, increase the claims against assets that are permitted against collateral securing Loans or high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the Loans and high yield instruments held by the Fund.
High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some Loans and other instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.
Inflation-Protected Securities Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
CPI-U Strategy Risk. The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest

1
Loans will typically consist of senior floating rate loans, but may also include secured and unsecured loans, second lien loans or more junior and bridge loans.
12  |  J.P. Morgan Exchange-Traded Funds

rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayment than other mortgage-related securities.
The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Foreign Issuer Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other
July 1, 2025  |  13

JPMorgan Inflation Managed Bond ETF (continued)
authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The Fund commenced operations after the assets of another investment company advised by the adviser, JPMorgan Inflation Managed Bond Fund (the predecessor fund), were transferred to the Fund in a tax-free reorganization as of the close of business on April 8, 2022. The Fund has the same investment objective and substantially similar investment strategies as those of the predecessor fund.
The bar chart shows how the performance of the Fund’s Shares (represented by the performance of the predecessor fund’s Class R6 Shares) has varied from year to year for the past ten calendar years. The table shows the Fund’s average annual total returns (represented by the average annual total returns of the predecessor fund’s Class R6 Shares) for the past one year, five years and ten years. The table compares the Fund’s performance (represented by the performance of the predecessor fund’s Class R6 Shares) to the performance of the Bloomberg U.S. Aggregate Index, Bloomberg 1-10 Year U.S. TIPS Index and the Bloomberg U.S. Intermediate Aggregate Index
(the Indices). The Indices do not include the fees and expenses of the mutual funds in the index. The Bloomberg U.S. Aggregate Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Bloomberg 1-10 Year U.S. TIPS Index and the Bloomberg U.S. Intermediate Aggregate Index are the Fund’s additional indices and are more representative of the Fund’s investment universe than the regulatory index. Performance shown for the predecessor fund’s Class R6 Shares. Performance for the Fund’s Shares has not been adjusted to reflect the Fund’s Shares’ lower expenses than those of the predecessor fund’s Class R6 Shares. Had the predecessor fund been structured as an exchange-traded fund (ETF), its performance may have differed. Performance for the predecessor fund is based on the NAV per share of the predecessor fund shares rather than on market-determined prices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
YEAR-BY-YEAR RETURNS

10.00%
5.00%
0.00%
-5.00%
-10.00%
0.04%
3.80%
2.13%
-1.04%
6.94%
6.24%
4.69%
-7.82%
4.75%
4.19%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	2nd quarter, 2020	5.52%
Worst Quarter	3rd quarter, 2022	-4.03%

The Fund’s year-to-date total return	through	3/31/25	was	3.87%	.
14  |  J.P. Morgan Exchange-Traded Funds

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
SHARES
Return Before Taxes	4.19%	2.27%	2.30%
Return After Taxes on Distributions	2.52	0.99	1.20
Return After Taxes on Distributions and Sale of Fund Shares	2.47	1.19	1.28
BLOOMBERG U.S. AGGREGATE INDEX[1] (Reflects No Deduction for Fees, Expenses, or Taxes)	1.25	-0.33	1.35
BLOOMBERG 1-10 YEAR U.S. TIPS INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	3.09	2.69	2.53
BLOOMBERG U.S. INTERMEDIATE AGGREGATE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	2.47	0.33	1.45
1
As a result of new regulatory requirements, the Fund's regulatory index has changed from the Bloomberg 1-10 Year U.S. TIPS Index to the Bloomberg U.S. Aggregate Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Scott E. Grimshaw	2022	Executive Director
David Rooney	2022	Executive Director
Edward Fitzpatrick III	2023	Managing Director
Mr. Grimshaw and Mr. Rooney also were the predecessor fund’s portfolio managers since 2010 and 2015, respectively.
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2025  |  15

JPMorgan Limited Duration Bond ETF
Ticker: JPLD
What is the goal of the Fund?
The Fund seeks a high level of current income consistent with low volatility of principal.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, mutual funds, other exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used by the Fund to calculate its net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Other Expenses	0.12
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses	0.33
Fee Waivers and/or Expense Reimbursements [1]	-0.09
Total Annual Fund Operating Expenses after Fee Waiv- ers and/or Expense Reimbursements [1]	0.24
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.24% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 7/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 7/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	25	96	175	408
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund mainly invests in mortgage-backed securities, asset-backed securities, mortgage-related securities, adjustable rate mortgages, money market instruments, and structured investments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, and mortgage pass-through securities. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.
The Fund seeks to maintain a duration of three years or less, although, under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three years” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).
16  |  J.P. Morgan Exchange-Traded Funds

The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans. These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). However, the Fund may also purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.
Securities purchased by the Fund will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The Fund may also invest in corporate debt securities that are issued by a U.S. corporation. The Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. The Fund may invest up to 25% of its assets in “sub-prime” mortgage-related securities at the time of purchase.
The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments which have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps in connection with its principal strategies in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.
The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. As part of its security selection process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
July 1, 2025  |  17

JPMorgan Limited Duration Bond ETF (continued)
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Foreign Issuer Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.
18  |  J.P. Morgan Exchange-Traded Funds

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Derivatives Risk. Derivatives, including futures contracts, options and swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be particularly sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives also expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The Fund commenced operations after the assets of another investment company advised by the adviser, JPMorgan Limited Duration Bond Fund (the predecessor fund), were transferred to the Fund in a tax-free reorganization as of the close of business on July 28, 2023. The Fund has the same investment objective and substantially similar strategies as those of the predecessor fund.
The bar chart shows how the performance of the Fund’s Shares (represented by the performance of the predecessor fund’s Class R6 Shares) has varied from year to year for the past ten calendar years. The table shows the Fund’s average annual total returns (represented by the average annual total returns of the predecessor fund’s Class R6 Shares) for the past one year, five years and ten years. The table compares the Fund’s performance (represented by the performance of the predecessor fund’s Class R6 Shares) to the performance of the
July 1, 2025  |  19

JPMorgan Limited Duration Bond ETF (continued)
Bloomberg U.S. Aggregate Index and Bloomberg 1-3 Year U.S. Government/Credit Bond Index. The Bloomberg U.S. Aggregate Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. Performance for the Fund’s Shares has not been adjusted to reflect the Fund’s Shares’ lower expenses than those of the predecessor fund’s Class R6 Shares. Performance for the predecessor fund is based on the NAV per share of the predecessor fund shares rather than on market-determined prices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
YEAR-BY-YEAR RETURNS

8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
0.75%
1.51%
2.16%
2.16%
3.78%
2.79%
0.06%
-2.74%
6.50%
6.07%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	2nd quarter, 2020	3.55%
Worst Quarter	1st quarter, 2020	-1.92%

The Fund’s year-to-date total return	through	3/31/25	was	1.71%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
SHARES
Return Before Taxes	6.07%	2.47%	2.27%
Return After Taxes on Distributions	4.15	1.35	1.31
Return After Taxes on Distributions and Sale of Fund Shares	3.57	1.40	1.32
BLOOMBERG U.S. AGGREGATE INDEX[1] (Reflects No Deduction for Fees, Expenses, or Taxes)	1.25	-0.33	1.35
BLOOMBERG 1-3 YEAR U.S. GOVERNMENT/CREDIT BOND INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	4.36	1.58	1.63
1
As a result of new regulatory requirements, the Fund's regulatory index has changed from the Bloomberg 1-3 Year U.S. Government/Credit Bond Index to the Bloomberg U.S. Aggregate Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Michael Sais*	2023	Managing Director
Robert Manning	2023	Managing Director
Sajjad Hussain	2024	Managing Director
Cary Fitzgerald	2025	Managing Director
Mr. Sais and Mr. Manning also were the predecessor fund’s portfolio managers since 1995 and 2013, respectively.
* Mr. Sais has announced his retirement from JPMIM effective April 2026. Until his retirement, Mr. Sais will continue to serve on the portfolio management team, and upon his retirement, Messrs. Manning, Hussain and Fitzgerald will continue to be responsible for the management of the Fund.
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather
20  |  J.P. Morgan Exchange-Traded Funds

than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2025  |  21

JPMorgan Realty Income ETF
Ticker: JPRE
What is the goal of the Fund?
The Fund seeks to provide high total investment return through a combination of capital appreciation and current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.11
Total Annual Fund Operating Expenses	0.71
Fee Waivers and/or Expense Reimbursements [1]	-0.21
Total Annual Fund Operating Expenses after Fee Waiv- ers and/or Expense Reimbursements [1]	0.50
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.50% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 6/30/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	51	206	374	863
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts (REITs), including REITs with relatively small market capitalizations. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate). The Fund may also invest up to 15% of net assets in illiquid holdings.
As investment adviser to the Fund, J.P. Morgan Investment Management Inc. (JPMIM) manages the portfolio utilizing a disciplined investment process that focuses on stock selection rather than focusing on particular sectors or themes. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects.
The REIT research team takes an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the team to determine each company’s normalized earnings (i.e., projected earnings adjusted to reflect what the company should earn at the midpoint of an economic cycle) and growth potential, from which they evaluate whether each company’s current price fully reflects its long-term value. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on the companies in which the Fund invests. The adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with company management.
22  |  J.P. Morgan Exchange-Traded Funds

These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors.
The Fund is non-diversified.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s portfolio securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s Shares may also be more volatile than the value of a fund which invests in more securities.
Concentration Risk. The Fund is concentrated in securities issued by REITs. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to REITs.
Tax Risk. REITs in which the Fund will invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts and non-U.S. taxpayers. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences.
The Fund may distribute amounts to shareholders in excess of its earnings, resulting in a return of capital. Such distributions are not currently taxable to shareholders; instead, any such distributions would reduce a shareholder’s tax basis in its
July 1, 2025  |  23

JPMorgan Realty Income ETF (continued)
Shares, resulting in an increased gain, or decreased loss, on a later redemption or other taxable disposition of such Shares. Should any such distributions exceed a shareholder’s tax basis in its Shares, such excess would be treated as gain and taxable to the shareholder in the same manner as gain from a sale of Fund Shares.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The Fund commenced operations after the assets of another investment company advised by the adviser, JPMorgan Realty Income Fund (the predecessor fund), were transferred to the Fund in a tax-free reorganization as of the close of business on May 20, 2022. The Fund has the same investment objective and substantially similar investment strategies as those of the predecessor fund.
The bar chart shows how the performance of the Fund’s Shares (represented by the performance of the predecessor fund’s Class R6 Shares) has varied from year to year for the past ten calendar years. The table shows the Fund’s average annual total returns (represented by the average annual total returns of the predecessor fund’s Class R6 Shares) for the past one year, five years and ten years. The table compares the Fund’s performance (represented by the performance of the predecessor fund’s Class R6 Shares) to the performance of the S&P 500 Index, FTSE NAREIT All Equity REITs Index and MSCI US REIT Index. The S&P 500 Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The FTSE NAREIT All Equity REITs Index and MSCI US REIT Index are the Fund’s additional indices and are more representative of the Fund’s investment universe than the regulatory index. Performance shown for the predecessor fund’s Class R6 Shares prior to their inception are based on the performance of the predecessor fund’s Class R5 Shares. The actual returns of the predecessor fund’s Class R6 Shares would have been different than those shown because the predecessor fund’s Class R6 Shares had different expenses than the predecessor fund’s Class R5 Shares. Performance for the Fund’s Shares has not been adjusted to reflect the Fund’s Shares’ lower expenses than those of the predecessor fund’s Class R6 Shares and Class R5 Shares. Had the predecessor fund been structured as an exchange-traded fund (ETF), its performance may have differed. Performance for the predecessor fund is based on the NAV per share of the predecessor fund shares rather than on market-determined prices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third
24  |  J.P. Morgan Exchange-Traded Funds

party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
The JPMorgan Realty Income ETF (the “JPMorgan Realty Income ETF”) has been developed solely by JPMorgan Chase Bank N.A. The JPMorgan Realty Income ETF is not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE NAREIT All Equity REITs Index (the “Index”) vest in FTSE and Nareit. “FTSE®” is a trade mark of the LSE Group and is used by FTSE International Limited (“FTSE”) under licence. “NAREIT®” is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan Realty Income ETF. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan Realty Income ETF or the suitability of the Index for the purpose to which it is being put by JPMorgan Chase Bank N.A.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
YEAR-BY-YEAR RETURNS

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
3.05%
4.53%
4.22%
-6.93%
30.23%
-3.75%
40.85%
-24.90%
13.28%
7.41%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	1st quarter, 2019	17.24%
Worst Quarter	1st quarter, 2020	-23.50%

The Fund’s year-to-date total return	through	3/31/25	was	2.42%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
SHARES
Return Before Taxes	7.41%	4.38%	5.36%
Return After Taxes on Distributions	6.60	1.90	3.14
Return After Taxes on Distributions and Sale of Fund Shares	4.54	2.77	3.50
S&P 500 INDEX[1] (Reflects No Deduction for Fees, Expenses, or Taxes)	25.02	14.53	13.10
FTSE NAREIT ALL EQUITY REITS INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	4.92	3.29	5.83
MSCI US REIT INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	8.75	4.31	5.66
1
As a result of new regulatory requirements, the Fund's regulatory index has changed from the FTSE NAREIT All Equity REITs Index to the S&P 500 Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement
July 1, 2025  |  25

JPMorgan Realty Income ETF (continued)
accounts. In some cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may exceed the “Return Before Taxes” due to an assumed benefit from any losses on a sale of Shares at the end of the measurement period.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Scott Blasdell	2022	Managing Director
Jason Ko, CFA	2022	Executive Director
Nicholas Turchetta	2023	Vice President
Mr. Blasdell and Mr. Ko also were the predecessor fund's portfolio managers since 2017 and 2009, respectively.
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
26  |  J.P. Morgan Exchange-Traded Funds

JPMorgan Sustainable Municipal Income ETF
Ticker: JMSI
What is the goal of the Fund?
The Fund seeks current income exempt from federal income taxes.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, mutual funds, other exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used by the Fund to calculate its net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses	0.18
Acquired Fund Fees and Expenses	0.02
Total Annual Fund Operating Expenses	0.50
Fee Waivers and/or Expense Reimbursements [1]	-0.32
Total Annual Fund Operating Expenses after Fee Waiv- ers and/or Expense Reimbursements [1]	0.18
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.18% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 7/31/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 7/31/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	18	125	245	594
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund invests in a portfolio of municipal bonds, including municipal mortgage-backed and asset-backed securities. While current income is the Fund’s primary focus, it seeks to produce income in a manner consistent with the preservation of principal.
Under normal circumstances, the Fund invests at least 80% of its Assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For the purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes. Up to 25% of the Fund’s Assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. The Fund also invests in municipal mortgage-backed and asset-backed securities, as well as restricted securities. The Fund may invest a significant portion or all of its assets in municipal mortgage-backed securities at the adviser’s discretion. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.
Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of
July 1, 2025  |  27

JPMorgan Sustainable Municipal Income ETF (continued)
Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.
“Sustainable” in the Fund’s name refers to the Fund’s strategy to invest in sustainable securities. Under normal circumstances, the Fund invests at least 80% of its Assets in sustainable municipal securities as determined under the adviser’s investment process (the Sustainable 80% Policy). For purposes of the Sustainable 80% Policy, sustainable municipal securities are defined by the adviser as municipal bonds (as described above) whose use of proceeds, in the adviser’s opinion, provide positive social or environmental benefits. This policy may be changed by the Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its Sustainable 80% Policy.
The adviser uses the use of proceeds process described below to identify investments for the Fund, other than its investments in derivatives, cash and cash equivalents. The adviser has determined that bonds that finance affordable housing, healthcare, municipal water and sewer, education, mass transit, and issuer designated green bonds promote positive social or environmental benefits for purposes of the Sustainable 80% Policy. In addition to the types of sustainable municipal securities noted above, the adviser may identify additional types of bonds and uses of bond proceeds that it believes will provide positive social or environmental benefits for purposes of the Sustainable 80% Policy. In order to identify and invest in other types securities that provide positive social or environmental benefits for purposes of the Sustainable 80% Policy, the adviser determines and assesses such security’s intended use of proceeds. Compliance with the Fund’s 80% Sustainable Policy is determined based on the security’s characteristics at the time of purchase. If the use of proceeds of a security changes after the time of purchase so as to no longer provide positive social and/or environmental benefits, the Fund may continue to hold the security. Up to 20% of the Fund’s Assets may be invested in cash and cash equivalents, derivatives, and investments that the adviser has not determined provide social or environmental benefits.
The Fund may invest up to 20% of its total assets in securities rated below investment grade. Such securities are known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality, such that, following the time of purchase, they would be deemed to be below investment grade. If the quality of an investment grade security is downgraded subsequent to purchase to below investment grade, the Fund may continue to hold the security.
As a matter of fundamental policy, the Fund will not invest more than 25% of its total assets: (i) in securities within a single industry; or (ii) in securities of governmental units or issuers in the same state, territory or possession. However, from time to time, the Fund will invest more than 25% of its total assets in municipal housing authority obligations.
The Fund’s average weighted maturity will range from three to 15 years, although the Fund may shorten its average weighted maturity to as little as two years if appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.
The Fund may also invest in zero-coupon securities.
Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes investment decisions after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, any security pledge, and a review of the security’s attributes such as the coupon, maturity and any redemption and tender provisions. The adviser’s risk/reward analysis along with its use of proceeds process allows the adviser to collectively evaluate those criteria when selecting securities for purchase.
The adviser utilizes a proprietary framework to monitor the portfolio’s overall investment in bonds that have been designated as providing positive social or environmental benefits. Through the framework, the adviser assesses characteristics of bond issuances and their proceeds using third party data and/or internal research. The proprietary framework, as well as the adviser’s views on municipal bond use of proceeds, are periodically reviewed internally.
Generally, the adviser determines whether or not to sell a security by looking at a number of factors such as the security’s attributes (e.g., coupon, maturity and redemption/tender provisions), liquidity, relative value and the credit quality of the security. The adviser also factors in the overall investment
28  |  J.P. Morgan Exchange-Traded Funds

strategy of the Fund, including its positioning relative to the benchmark, its duration and its credit strategy, as well as the adviser’s interest rate outlook.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Municipal Obligations and Securities Risk. Because the Fund may invest in municipal obligations, including municipal securities, the Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal obligations, such as state and local governments and their agencies. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.
The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. While interest earned on municipal obligations is generally not subject to federal income tax, any interest earned on taxable municipal obligations is fully taxable at the federal level and may be subject to state and/or local income tax.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.
Social or Environmental Investing Risk. The Fund’s investment in securities whose use of proceeds, in the adviser’s opinion, provide positive social or environmental benefits could cause it to perform differently compared to funds that do not have such a policy. Investing in securities whose use of proceeds, in the adviser’s opinion, provide positive social or environmental benefits may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the municipal bonds identified by the adviser’s use of proceeds determination do not operate as expected when addressing positive social or environmental benefits. The adviser’s assessment of the positive social or environmental impact of a municipal bond’s proceeds is made at the time of purchase and the actual use of proceeds by the issuer could vary over time, which could cause the Fund to be invested in bonds that do not comply with the Fund’s approach towards considering social or environmental characteristics. The factors that the adviser
July 1, 2025  |  29

JPMorgan Sustainable Municipal Income ETF (continued)
considers in evaluating whether a security has positive social or environmental benefits may change over time. There are significant differences in interpretations of what it means to promote positive social or environmental benefits. While the adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other’s views. In making investment decisions, the adviser relies on information and third-party data that could be incomplete or erroneous, which could cause the adviser to incorrectly assess a municipal bond’s positive social or environmental impact.
Municipal Housing Authority Obligations Risk. The Fund may invest more than 25% of its total assets in municipal housing authority obligations. As a result, the Fund could be more susceptible to developments which affect those obligations.
Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of either rising or declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividend and yield. In either periods of rising or declining interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. Collateralized mortgage obligations (CMOs), interest-only (IOs) and principal-only (POs) stripped mortgage-backed securities are more volatile and may be subject to a higher risk of non-payment than other mortgage related securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Alternative Minimum Tax Risk. The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax.
Taxability Risk. There is no guarantee that all of the Fund’s income from municipal investments will remain exempt from federal or state or local income taxes. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable or there may be unfavorable changes in tax laws or noncompliant conduct of a securities issuer that may cause income from all or certain municipal securities to be taxable. In order to pay tax-exempt interest, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. If the Fund fails to meet the requirements necessary to pay out exempt-interest dividends to its shareholders, the income distributions resulting from all of its investments, including its municipal securities, may be subject to federal income tax when received by shareholders.
In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current
30  |  J.P. Morgan Exchange-Traded Funds

benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
High Yield Securities Risk. The Fund may invest in securities and instruments of municipal issuers that are highly leveraged, less creditworthy or financially distressed. These investments (also known as junk bonds) are considered to be speculative and are subject to greater risk of loss (including substantial or total loss), greater sensitivity to economic changes, valuation difficulties, and potential illiquidity.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by the Fund.
No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk may be more pronounced for the Fund. When instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/ or a decrease in the amount of dividends and yield.
Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
July 1, 2025  |  31

JPMorgan Sustainable Municipal Income ETF (continued)
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The Fund commenced operations after the assets of another investment company advised by the adviser, JPMorgan Sustainable Municipal Income Fund (the predecessor fund), were transferred to the Fund in a tax-free reorganization as of the close of business on July 14, 2023. The Fund has the same investment objective and substantially similar investment strategies as those of the predecessor fund.
The bar chart shows how the performance of the Fund’s Shares (represented by the performance of the predecessor fund’s Class R6 Shares) has varied from year to year for the past ten calendar years. The table shows the Fund’s average annual total returns (represented by the average annual total returns of the predecessor fund’s Class R6 Shares) for the past one year, five years and ten years. The table compares the Fund’s performance (represented by the performance of the predecessor fund’s Class R6 Shares) to the performance of the Bloomberg US Municipal Index and Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index. The performance of the Class R6 Shares of the predecessor fund prior to their inception are based on Class I Shares. The actual returns of the predecessor fund’s Class R6 Shares would be substantially similar to the performance of Class I Shares because the predecessor fund is invested in the same group of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Performance for the Fund’s Shares has not been adjusted to reflect the Fund’s Shares’ lower expenses than those of the predecessor fund’s Class R6 Shares. Performance for the predecessor fund is based on the NAV per share of the predecessor fund shares rather than on market-determined prices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
32  |  J.P. Morgan Exchange-Traded Funds

YEAR-BY-YEAR RETURNS

10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
2.92%
0.06%
3.80%
1.09%
6.28%
4.82%
1.23%
-8.34%
5.45%
2.43%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	4th quarter, 2023	6.35%
Worst Quarter	1st quarter, 2022	-5.74%

The Fund’s year-to-date total return	through	3/31/25	was	-0.08%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past 1 Year	Past 5 Years	Past 10 Years
SHARES
Return Before Taxes	2.43%	0.99%	1.89%
Return After Taxes on Distributions	2.43	0.85	1.74
Return After Taxes on Distributions and Sale of Fund Shares	2.93	1.27	2.00
BLOOMBERG US MUNICIPAL INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	1.05	0.99	2.25
BLOOMBERG U.S. 1-15 YEAR BLEND (1-17) MUNICIPAL BOND INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	0.88	1.08	2.04
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Michelle Hallam	2024	Managing Director
Rachel Betton	2023	Managing Director
Curtis White	2024	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes. When your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, you may be subject to federal income tax on ordinary income or capital gains upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or
July 1, 2025  |  33

JPMorgan Sustainable Municipal Income ETF (continued)
financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
34  |  J.P. Morgan Exchange-Traded Funds

More About the Funds
Additional Information About the Funds’ Investment Strategies
Each Fund is an ETF, which is a fund that trades like other publicly-traded securities. Each Fund is not an index fund. Each Fund is actively managed and does not seek to replicate the performance of a specified index.
The name, investment objective and policies of a Fund may be similar to other funds advised by the adviser or its affiliates. However, the investment results of a Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of these funds. A new fund or a fund with fewer assets under management may be more significantly affected by purchases and redemptions of its Creation Units (as defined below) than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions, or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when a fund otherwise would not seek to do so. Such transactions may cause funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and a fund redeems Creation Units for cash, or otherwise cause a fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
Credit Quality. Certain Funds may invest all, or are required to invest a certain percentage, of their investments in investment grade securities or the unrated equivalent, while other Funds may invest all or a portion of their investments in below investment grade securities. Below investment grade securities are also called “high yield bonds”, “junk bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, the equivalent of BB+ or lower). These securities generally offer a higher yield than investment grade securities, but involve a higher degree of risk.
A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. The adviser will consider such an event in determining whether a Fund should continue to hold the security and is not required to sell a security in the event of a downgrade. The Funds use the methodology described below to determine the credit quality of their investments.
JPMorgan Sustainable Municipal Income ETF
For the Fund, investment grade securities are securities that have been determined to be investment grade (for example, the equivalent of BBB- or higher) based on ratings by the following nationally recognized statistical ratings organizations (NRSROs) - Moody’s Investors Service Inc. (Moody’s), S&P Global Ratings (S&P) or Fitch Ratings (Fitch) and the following methodology. If all three of these NRSROs rate the security, the middle rating is used to determine whether the security is investment grade. If only two of the three NRSROs rate the security, the lower rating is used to determine whether the security is investment grade. If only one of the three NRSROs rates a security, that rating will be used to determine if the security is investment grade. If none of these NRSROs rate a security, the adviser must determine that it is of comparable quality to an investment grade security or a non-investment grade security, respectively, in order for such security to be treated as an investment grade or a non-investment grade security, respectively.
JPMorgan Inflation Managed Bond ETF and JPMorgan Limited Duration Bond ETF
For the Funds, investment grade securities are securities that have been determined to be investment grade (for example, the equivalent of BBB- or higher) based on ratings by the following NRSROs - Moody’s, S&P, Fitch, DBRS Morningstar, and Kroll and the following methodology. Securities that have received ratings from more than one of these NRSROs are considered investment grade if any one of the NRSROs has rated the security investment grade. If none of these NRSROs rate a security, the adviser must determine that it is of comparable quality to an investment grade security or a non-investment grade security, respectively, in order for such security to be treated as an investment grade or a non-investment grade security, respectively.
As indicated in the risk/return summaries, some of the Funds may invest in “sub-prime” mortgage-related securities. “Sub-prime” loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk for default. In generally, these borrowers have impaired or limited credit history.
High Yield Municipal ETF
Under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes. Up to 25% of the Fund’s Assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Municipal securities are securities issued by or on behalf of states,
July 1, 2025  |  35

More About the Funds (continued)
territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, private activity and industrial development bonds, tax anticipation notes, and participations in pools of municipal securities.
Municipal securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax. Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities (such as municipal leases). The securities in which the Fund invests may have fixed rates of return or floating or variable rates.
The Fund will invest in municipal securities of any maturity. As part of its investments in municipal securities, the Fund will also have the ability to invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are also known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Junk bonds also include unrated securities that the Fund’s adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody's). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund will also invest in investment grade securities. Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s, S&P, or Fitch, respectively, or the equivalent by another NRSRO or are unrated but deemed by the adviser to be of comparable quality. Under normal market conditions, the Fund intends to invest a significant portion of its Assets in securities rated BBB/BB by S&P and Fitch, Baa/Ba by Moody’s or unrated securities that the adviser deems to be of equivalent quality.
The Fund may also invest in common shares or preferred shares of unaffiliated closed-end funds. The Fund generally will limit its investments in a single closed-end fund to 5% of its total assets and in all registered investment companies including closed-end funds (other than money market funds) to 10% of its total assets.
The Fund may invest in shares of ETFs. The ETFs in which the Fund may invest include registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Ordinarily, the Fund must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The SEC adopted an exemptive rule that allows any fund to disregard these 5% and 10% limitations, subject to certain conditions. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
The Fund may invest in obligations of the U.S. Treasury, including Treasury bills, bonds and notes. These investments carry different interest rates, maturities and issue dates. The interest on these securities may be exempt from state and local income taxes.
Up to 20% of the Fund’s net assets may be invested in securities subject to federal income tax.
The Fund may also invest in zero-coupon securities, Treasury futures and credit default swaps as part of its main investment strategy.
The Fund also invests in inverse floaters and restricted securities.
Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders may be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gain distributed by the Fund generally will be taxable.
The Fund may invest in inverse floaters. An inverse floater is a derivative instrument, typically created by a trust that divides a municipal security into two securities, a short-term tax-exempt floating rate security (sometimes referred to as a “tender option bond”) and a long-term tax-exempt floating rate security (referred to as a “residual certificate” or “inverse floater”) that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a “tender option bond” has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.
36  |  J.P. Morgan Exchange-Traded Funds

To facilitate the creation of inverse floaters, the Fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or “collapse” the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.
Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser primarily looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes investment decisions after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, any security pledge, and a review of the security’s attributes, such as the coupon, maturity, and any redemption and tender provisions. The adviser also factors in the overall investment strategy of the Fund, including its duration and its credit strategy, as well as the adviser’s interest rate outlook. The adviser also integrates financially material environmental, social and governance (ESG) factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. In applying ESG Integration in the evaluation of individual municipal issuers, the adviser seeks to assess the impact of ESG factors on certain issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across sectors to seek to identify financially material issues with respect to the Fund’s investments in municipal issues and ascertain key issues that merit engagement with municipal issuers. These assessments may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. Although the use of derivatives is not a main strategy of the Fund, it may use futures contracts, options and swaps in connection with its principal strategies in order to hedge various investments, for risk management purposes and/or to increase the Fund’s income or gain to the Fund.
Additional Investment Strategies. The Fund may invest in loan assignments and participations (Loans). Loans will typically consist of senior secured floating rate loans, but may also include unsecured loans, second lien loans or more junior and bridge loans as well as commitments to purchase loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund may only be able to enforce its rights through an administrative agent. When the Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the third party selling such participations, but not the borrower. As a result, the Fund assumes the credit risk of the seller of the loan participation and any other parties interpositioned between the Fund and the borrower. Under a loan participation, the Fund may have no direct rights to enforce the terms of the loan against the borrower. The Fund may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.
The Fund may invest in municipal mortgage-backed and asset-backed securities and municipal housing authority obligations. The Fund may also invest in bank obligations, corporate debt securities and auction rate securities.
The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. The use of CPI-U swaps is not a principal investment strategy of the Fund.
Inflation Managed Bond ETF
The Fund is designed to protect the total return generated by its core fixed income holdings from inflation risk. As used in the Fund’s goal, “total return” includes income and capital appreciation. The Fund is not able to and does not seek to achieve its objective primarily through investments in inflation-protected fixed income securities. Instead, because of the limited supply of certain inflation-protected fixed income securities, the Fund synthetically creates inflation protection by investing in a combination of conventional (i.e., non-inflation-protected) fixed income securities and CPI-U swaps. The swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero-coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a TIPS of equal maturity. This strategy is intended to create the equivalent of a portfolio of inflation-protected securities.
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More About the Funds (continued)
Secondarily, the Fund may purchase other investments including inflation-protected fixed income securities such as TIPS.
Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. The Fund will provide shareholders at least 60 days prior notice of any change in this policy. “Assets” means net assets plus the amount of borrowings for investment purposes. A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance. Bonds may be issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality. Bonds also include securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued by or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities and collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.
The Fund may use swaps structured as credit default swaps related to individual securities or indexes of securities. A credit default swap is an agreement between two parties where the buyer of protection (buyer) pays the seller of protection (seller) a fixed periodic coupon for the specified life of the agreement. The seller makes no payment to the buyer unless a predetermined credit event occurs. The Fund may gain (sell protection) or reduce (buy protection) exposure to both high yield and investment grade securities or indexes of high yield and investment grade securities using credit default swaps.
The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on certain issuers or countries in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
Additional Investment Strategies. Although not part of the Fund’s main investment strategies, the Fund may invest in shares of ETFs, affiliated money market funds and other investment companies. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
Limited Duration Bond ETF
The Fund mainly invests in mortgage-backed securities, asset-backed securities, mortgage-related securities, adjustable rate mortgages, money market instruments, and structured investments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, and mortgage pass-through securities. These securities may be structured such that payments consist of IO, PO or principal and interest.
Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund will provide shareholders with at least 60 days notice of a change in the policy to invest at least 80% of its Assets in bonds. For purposes of the Fund’s policy to invest 80% of its assets in bonds under normal circumstances, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance. Some examples of bonds include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign
38  |  J.P. Morgan Exchange-Traded Funds

corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.
The Fund seeks to maintain a duration of three years or less, although, under certain market conditions, such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a “duration of three years” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). Information concerning the Fund’s duration can be found at www.jpmorganfunds.com.
The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans. These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities such as Ginnie Mae, Fannie Mae or Freddie Mac. However, the Fund may also purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.
Securities purchased by the Fund will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. The Fund may invest up to 25% of its assets in “sub-prime” mortgage-related securities at the time of purchase.
The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments which have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps in connection with its principal strategies in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.
The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its security selection process, the adviser seeks to assess the impact of ESG factors on certain issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
Additional Investment Strategies. The Fund described in this prospectus is managed by J.P. Morgan Investment Management Inc. (JPMIM). The principal types of securities and the main strategies that the Fund currently anticipates using are summarized in its Risk/Return Summary. Except as otherwise indicated, the strategies described below are principal investment strategies of the Fund. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of the Fund but that may become more important to the Fund’s management in the future. The Fund may utilize these investments and strategies to a greater or lesser degree in the future.
The Fund may invest in shares of ETFs, affiliated money market funds and other investment companies. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. The price movement of an index-based ETF may not track
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More About the Funds (continued)
the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
Average Weighted Maturity. The Fund has policies with respect to average weighted maturity as described in the risk/return summary. The Fund may have a longer or shorter average weighted maturity under certain market conditions. The average weighted maturity may fluctuate during volatile markets, particularly with respect to asset-backed and mortgage-backed securities. In addition, the Fund may shorten or lengthen their average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value). Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates.
Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal which can shorten the average weighted maturity of the Fund. Therefore, in the case of the Fund which holds mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.
Realty Income ETF
The Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts (REITs), including REITs with relatively small market capitalizations. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate). The Fund may also invest up to 15% of net assets in illiquid holdings.
As investment adviser to the Fund, JPMIM manages the portfolio utilizing a disciplined investment process that focuses on stock selection rather than focusing on particular sectors or themes. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects.
The REIT research team takes an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the team to determine each company’s normalized earnings (i.e., projected earnings adjusted to reflect what the company should earn at the midpoint of an economic cycle) and growth potential, from which they evaluate whether each company’s current price fully reflects its long-term value. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on the companies in which the Fund invests. The adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for Funds that meet specific ESG goals.
The Fund is non-diversified.
Additional Investment Strategies. The Fund will invest primarily in equity securities as described above. The Fund may invest its cash in repurchase agreements and other cash instruments pending investment in equity securities.
The main investment strategies for the Fund may include the following, some of which may be equity securities:
●
common stocks
●
REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate
●
other investment companies
●
ETFs
●
affiliated money market funds
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ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
Although not main strategies, the Fund may also utilize the following, some of which may be equity securities:
●
preferred stock
●
convertible securities
●
trust or partnership interests
●
warrants and rights to buy common stock.
●
securities lending
The Fund may utilize these investment strategies to a greater or lesser degree.
The Fund has an 80% investment policy which may be changed by the Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
Sustainable Municipal Income ETF
The Fund invests in a portfolio of municipal bonds, including municipal mortgage-backed and asset-backed securities. While current income is the Fund’s primary focus, it seeks to produce income in a manner consistent with the preservation of principal.
Under normal circumstances, the Fund invests at least 80% of its Assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For the purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes. Up to 25% of the Fund’s Assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. The Fund also invests in municipal mortgage-backed and asset-backed securities, as well as restricted securities. The Fund may invest a significant portion or all of its assets in municipal mortgage-backed securities at the adviser’s discretion. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.
Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.
“Sustainable” in the Fund’s name refers to the Fund’s strategy to invest in sustainable securities. Under normal circumstances, the Fund invests at least 80% of its Assets in sustainable municipal securities as determined under the adviser’s investment process (the Sustainable 80% Policy). For purposes of the Sustainable 80% Policy, sustainable municipal securities are defined by the adviser as municipal bonds (as described above) whose use of proceeds, in the adviser’s opinion, provide positive social or environmental benefits. This policy may be changed by the Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its Sustainable 80% Policy.
The adviser uses the use of proceeds process described below to identify investments for the Fund, other than its investments in derivatives, cash and cash equivalents. The adviser has determined that bonds that finance affordable housing, healthcare, municipal water and sewer, education, mass transit, and issuer designated green bonds promote positive social or environmental benefits for purposes of the Sustainable 80% Policy. In addition to the types of sustainable municipal securities noted above, the adviser may identify additional types of bonds and uses of bond proceeds that it believes will provide positive social or environmental benefits for purposes of the Sustainable 80% Policy. In order to identify and invest in other types securities that provide positive social or environmental benefits for purposes of the Sustainable 80% Policy, the adviser determines and assesses such security’s intended use of proceeds. Compliance with the Fund’s 80% Sustainable Policy is determined based on the security’s characteristics at the time of
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More About the Funds (continued)
purchase. If the use of proceeds of a security changes after the time of purchase so as to no longer provide positive social and/or environmental benefits, the Fund may continue to hold the security. Up to 20% of the Fund’s Assets may be invested in cash and cash equivalents, derivatives, and investments that the adviser has not determined provide social or environmental benefits
In addition to of the types of sustainable municipal securities noted above, the adviser may identify additional types of bonds and uses of bond proceeds that it believes will provide positive social or environmental benefits for purposes of the Sustainable 80% Policy. General obligation or appropriated debt issued by municipalities whose use of proceeds will be used to build or maintain public parks or low income housing, an electric utility who issues bonds to build a wind farms, and a desalination plant built to augment potable water in water stressed regions are a few examples of other types of bonds and uses of bonds proceeds that the adviser may determine provide positive or environmental benefits. Such examples are illustrative only and not exhaustive.
The Fund may invest up to 20% of its total assets in securities rated below investment grade. Such securities are known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality, such that, following the time of purchase, they would be deemed to be below investment grade. If the quality of an investment grade security is downgraded subsequent to purchase to below investment grade, the Fund may continue to hold the security.
As a matter of fundamental policy, the Fund will not invest more than 25% of its total assets: (i) in securities within a single industry; or (ii) in securities of governmental units or issuers in the same state, territory or possession. However, from time to time, the Fund will invest more than 25% of its total assets in municipal housing authority obligations.
The Fund’s average weighted maturity will range from three to 15 years, although the Fund may shorten its average weighted maturity to as little as two years if appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.
The Fund may also invest in zero-coupon securities.
Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes investment decisions after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, any security pledge, and a review of the security’s attributes such as the coupon, maturity and any redemption and tender provisions. The adviser’s risk/reward analysis along with its use of proceeds process allows the adviser to collectively evaluate those criteria when selecting securities for purchase.
The adviser utilizes a proprietary framework to monitor the portfolio’s overall investment in bonds that have been designated as providing positive social or environmental benefits. Through the framework, the adviser assesses characteristics of bond issuances and their proceeds using third party data and/or internal research. The proprietary framework, as well as the adviser’s views on municipal bond use of proceeds, are periodically reviewed internally.
Generally, the adviser determines whether or not to sell a security by looking at a number of factors such as the security’s attributes (e.g., coupon, maturity and redemption/tender provisions), liquidity, relative value and the credit quality of the security. The adviser also factors in the overall investment strategy of the Fund, including its positioning relative to the benchmark, its duration and its credit strategy, as well as the adviser’s interest rate outlook.
The Fund may also use other non-principal strategies that are not described herein but which are described in the Statement of Additional Information. The Fund may utilize these investments and strategies to a greater or lesser degree in the future.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
The Fund’s Board of Trustees may change any of the investment policies (including its investment objective), other than such policies that are designated as fundamental, without shareholder approval.
Average Weighted Maturity. The Fund has average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the
42  |  J.P. Morgan Exchange-Traded Funds

Fund’s portfolio. Therefore, in the case of the Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.
Additional Investment Strategies. The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. Although the use of derivatives is not a main strategy of the Fund, the Fund may use futures contracts, options and swaps in connection with its principal strategies in order to hedge various investments, for risk management purposes and/or to increase the Fund’s income or gain to the Fund.
The Fund may invest in shares of ETFs, affiliated money market funds and other investment companies. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. The use of CPI-U swaps is not a principal investment strategy of the Fund.
FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding Shares of each
Fund. The investment objectives for Limited Duration Bond ETF and Sustainable Municipal Income ETF are fundamental. The investment objectives for the remaining Funds can be changed without the consent of a majority of the outstanding Shares of that
Fund.

Securities Lending. Each Fund may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers in exchange for cash collateral. A Fund will invest cash collateral in one or more money market funds advised by the adviser or its affiliates. The adviser or its affiliates will receive additional compensation from the affiliated money market funds on a Fund’s investment in such money market funds. During the term of the loan, each Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, each Fund is required to return the cash collateral to the borrower plus any agreed upon rebate. Cash collateral investments will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1∕3% of the value of total assets of a Fund. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding a Fund’s investments described elsewhere in this prospectus. Securities lending is not a principal strategy of the Funds.
Please note that the Funds also may use other non-principal strategies that are not described in this section, but which are described in the “Investment Practices” section later in the prospectus and in the Statement of Additional Information.
Investment Risks
There can be no assurance that each Fund will achieve its investment objective.
The main risks associated with investing in each Fund are summarized in each “Risk/Return Summary” at the front of this prospectus. In addition to each Fund’s main risks, each Fund may be subject to additional risks in connection with investments and strategies used by each Fund from time to time. The table below identifies main risks and some of the additional risks for each Fund.
Each Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
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More About the Funds (continued)

An investment in a Fund or any other fund may not provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if a Fund is suitable for you.
The Funds are subject to the main risks designated as such in the table below, any of which may adversely affect a Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective. Each Fund may also be subject to additional risks that are noted in the table below, as well as those that are not described herein but which are described in the Statement of Additional Information.
	High Yield Municipal ETF	Inflation Managed Bond ETF	Limited Duration Bond ETF	Realty Income ETF	Sustainable Municipal Income ETF
Alternative Minimum Tax Risk	•				•
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk		•	•
Auction Rate Securities Risk	○
Authorized Participant Concentration Risk	•	•	•	•	•
Cash Transactions Risk	•	•	•		•
CFTC Regulation Risk		○
Concentration Risk				•
Convertible Securities Risk				○
CPI-U Strategy Risk	○	•			○
Credit Risk	•	•	•		•
Currency Risk		•	○
Cyber Security Risk	○	○	○	○	○
Debt Securities and Other Callable Securities Risk	•				•
Derivatives Risk	•	•	•		○
Equity Market Risk				•
Exchange-Traded Fund (ETF) and/or Other Investment Company Risk	•	○	○	○	○
Floating and Variable Rate Securities Risk	•	○	○		○
Foreign Issuer Risk		•	•
Foreign Securities and Emerging Markets Risk		•	○
General Market Risk	•	•	•	•	•
Geographic Focus Risk		•	•
Government Securities Risk	•	•	•		○
High Portfolio Turnover Risk		•
High Yield Securities Risk	•	•			•
●
Main Risks
○
Additional Risks
44  |  J.P. Morgan Exchange-Traded Funds

	High Yield Municipal ETF	Inflation Managed Bond ETF	Limited Duration Bond ETF	Realty Income ETF	Sustainable Municipal Income ETF
Industry and Sector Focus Risk	•	•	•		•
Inflation-Linked and Inflation-Protected Security Risk		•
Interest Rate Risk	•	•	•		•
Interfund Lending Risk			○
Inverse Floater Risk		○	○
Inverse Floating Rate Instrument Risk	•				○
Loan Risk	○	•	○
Market Trading Risk	•	•	•	•	•
Mortgage-Related and Other Asset-Backed Securities Risk	○	○			•
Municipal Obligations and Securities Risk	•				•
Non-Diversified Fund Risk				•
Preferred Securities Risk				○
Prepayment Risk		•	•
Real Estate Securities Risk		○		•
Regulatory and Legal Risk	○	○	○	○	○
Restricted Securities Risk	•				•
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Invest- ments	•	•	•	•	•
Securities Lending Risk	○	○	○	○	○
Smaller Company Risk		○	○	•
Social or Environmental Investing Risk					•
Strategy Risk		•
Structured Product Risk	•				○
Tax Risk				•
Taxability Risk	•				•
Transactions and Liquidity Risk	○	○	○	○	○
Volcker Rule Risk	○	○	○	○	○
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk	•				•
●
Main Risks
○
Additional Risks
Municipal Obligations and Securities Risk. Because a Fund may invest in municipal obligations, including municipal securities, a Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal obligations, such as state and local governments and their agencies. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease a Fund’s income or hurt the ability to preserve capital and liquidity.
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More About the Funds (continued)
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.
The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit a Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a Fund’s investments.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may be subject to state and/or local income tax and may not be exempt from federal alternative minimum tax.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events.
The U.S. and other governments may renegotiate their global trade relationships and impose or threaten to impose significant import tariffs. The implementation of tariffs, trade restrictions, currency controls, or similar measures (including retaliatory actions) could result in price volatility and overall declines in U.S. and global investment markets.
In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics, or the threat or potential of one or more such factors and occurrences.
The effects of a global event to public health and business and market conditions may have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to a Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a global event that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of a global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Alternative Minimum Tax Risk. A Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from a Fund subject to federal income tax. In addition, corporate shareholders will, with limited exceptions, be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gain distributed by a Fund may be taxable.
Risk Associated with a Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. A Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject a Fund to additional risks and costs.
Cash Transactions Risk. Unlike certain ETFs, a Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in a Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If a Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to
46  |  J.P. Morgan Exchange-Traded Funds

distribute redemption proceeds, which also involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause a Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. A Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at a Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
High Yield Securities Risk. Some of the Funds may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less credit-worthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s NAV may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, certain Funds are intended for investors who are able and willing to assume a high degree of risk.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by a Fund.
As part of its high yield strategy, a Fund may invest in debt securities of smaller, newer companies. A Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.
High Yield Securities Risk. (High Yield Municipal ETF and Sustainable Municipal Income ETF) A Fund invests in instruments including junk bonds, Loans and instruments of municipal issuers that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by a Fund.
No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of a Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for a Fund than for funds
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More About the Funds (continued)
that invest primarily in other types of fixed income instruments or equity securities. When bonds and other instruments securities are prepaid, a Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Interest Rate Risk. Each Fund invest in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Funds may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. It is difficult to accurately predict the pace at which the Federal Reserve Board will change interest rates any further, or the timing, frequency or magnitude of any such changes, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. There is a risk that issuers and/or counterparties to a security, contract, repurchase agreement or other investment will not make payments when due or default completely on securities, repurchase agreements or other investments held by a Fund. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in Shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Funds may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers or counterparties of higher grade securities. Prices of the Funds’ investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds’ securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Credit Risk. (High Yield Municipal ETF and Sustainable Municipal Income ETF) There is a risk that issuers and/or a counterparty to a security, contract, repurchase agreement or other investment will not make payments when due or default completely on securities, repurchase agreements or other investments held by a Fund. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in Shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law. Prices of the Funds’ investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds’ securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on a Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Structured Product Risk. Structured products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counter-party risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured product provides a put, a Fund may receive a lower interest rate in return for such feature and will be subject to the risk
48  |  J.P. Morgan Exchange-Traded Funds

that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to a Fund.
Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Derivatives Risk. Certain Funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Fund’s returns. Certain derivatives also expose a Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, a Fund may use derivatives for non-hedging purposes, which increases a Fund’s potential for loss.
Certain of a Fund’s transactions in futures, swaps, foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a Fund to risks of mispricing or improper valuations.
The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives can also expose a Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the value of the Fund’s portfolio securities. A Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Funds are limited in their ability to engage in derivative transactions.
In addition to the risks associated with derivatives in general, a Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, a Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.
Exchange-Traded Fund (ETF) and/or Other Investment Company Risk. A Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. A Fund is subject to the risks associated with the ETF or investment company’s investments. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during
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More About the Funds (continued)
periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Government Securities Risk. Certain Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect a Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, a Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Additionally, the income generated by a Fund’s investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect a Fund and its investments.
Inverse Floating Rate Instrument Risk. The market value of an inverse floater residual certificate can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Inverse floater residual certificates entail a degree of leverage because the trust issues short-term securities in a ratio to the residual certificates with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If a Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust fails.
An inverse floater that has a higher degree of leverage is typically more volatile with respect to its price and income than an inverse floater having a lower degree of leverage. Under inverse floater arrangements, if the remarketing agent that offers the short-term securities for sale is unable to sell them, or if the holders tender (or put) them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed, and in the case of floaters created by a Fund, a Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, a Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
Because of the accounting treatment for inverse floaters created by a Fund’s transfer of a municipal bond to a trust, a Fund’s financial statements will reflect these transactions as “secured borrowings,” which affects a Fund’s Statements of Assets and Liabilities and Operations, expense ratios and the Schedule of Investments will include the underlying municipal bond. A Fund’s annual fund operating expenses will include certain expenses and fees related to a Fund’s investments. Some of those expenses may be liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by a Fund. Under accounting rules, a Fund will also recognize additional income in an amount that directly corresponds to these expenses and, as a result a Fund’s NAVs per share and total returns will not be affected by these additional expenses.
Taxability Risk. There is no guarantee that all of a Fund’s income from municipal investments will remain exempt from federal or state or local income taxes. A Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable or there may be unfavorable changes in tax laws or noncompliant conduct of a securities issuer that may cause income from all or certain municipal securities to be taxable. In order to pay tax-exempt interest, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by a Fund to shareholders to be taxable. If a Fund fails to meet the requirements necessary to pay out exempt-interest dividends to its shareholders, the income distributions resulting from all of its investments, including its municipal securities, may be subject to federal income tax when received by shareholders.
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In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent a Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a Fund.
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of interest-paying securities, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. Each Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. A Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (PIK) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.
Industry and Sector Focus Risk. At times, certain Funds may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, the value of a Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Market Trading Risk
Risk that Shares of a Fund May Trade at Prices Other Than NAV. Shares of a Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of a Fund’s Shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of a Fund’s holdings. The market prices of the Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as the relative supply of and demand for the Shares on the Exchange. Differences between secondary market prices of Shares and the intraday value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.
Given the fact that Shares can be created and redeemed by authorized participants in Creation Units, the adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for Shares of a Fund that differ significantly from its NAV or to the intraday value of a Fund’s holdings. As a result of these factors, among others, a Fund’s Shares may trade at a premium or discount to NAV, especially during periods of significant market volatility.
Given the global nature of the relevant markets for certain of the securities for a Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs.
Cost of Buying or Selling Shares. When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
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Short Selling Risk. Shares of a Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
No Guarantee of Active Trading Market Risk. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or by authorized participants. JPMorgan Distribution Services, Inc., the distributor of a Fund’s Shares, does not maintain a secondary market in the Shares.
Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of a Fund.
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. Each Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Foreign Securities and Emerging Markets Risk. Investments in foreign securities (including depositary receipts) are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. A reduction in trading in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners may have an adverse impact on the Fund’s investments.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.
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Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, a Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging markets countries, which can increase the risks of loss. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes and/or other taxes, which would decrease the Fund’s yield on those securities. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents, and depositories.
Strategy Risk. The Fund’s investment strategies may not work to generate inflation-protected return. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected bonds.
Loan Risk. Some of the Funds may invest in Loans including Loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” “High Yield Securities Risk,” and “Foreign Securities and Emerging Markets Risk.” Although certain Loans are secured by collateral, a Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the Loan market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans, increase the claims against assets that are permitted against collateral securing Loans or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans issued by such borrowers. Each of these factors might negatively impact the Loans held by a Fund.
No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to a Fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. Because some Loans that a Fund invests in may have a more limited secondary market, liquidity and valuation risk is more pronounced for a Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about a Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, a Fund may be more dependent upon the analytical ability of its adviser.
When a Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, the Fund assumes the credit risk of the seller of the loan participation and any other parties interpositioned between the Fund and the borrower. Under a loan participation, a Fund may have no direct rights to enforce the terms of the loan against the borrower. A Fund may not benefit directly from the collateral supporting the load in which it has purchased the loan participations or assignments.
Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access. A Fund will not have direct recourse against the issuer of a loan participation.
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Loans are subject to prepayment risks. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When Loans are prepaid, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Inflation-Linked and Inflation-Protected Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though a Fund will not receive the principal until maturity.
There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.
CPI-U Strategy Risk. A Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a fund’s yield and the income available for distribution by a Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, a Fund may be subject to extension risk, and may receive principal later than expected. In periods of rising interest rates, a Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of asset-backed, mortgage-backed and mortgage-related investments that include so-called “sub-prime” mortgages (which are loans made to borrowers with low credit ratings or other factors that increase the risk of default), credit risk transfer securities and credit-linked notes issued by government-related organizations and private issuers. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain Real Estate Mortgage Investment Conduits (REMICs) that include Fannie Mae mortgages) are not considered as government securities for purposes of a Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.
Certain Funds may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which a Fund invests may be more volatile and may be subject to higher risk of non-payment.
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Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or special purpose vehicle (SPV), respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk,” below.
The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of IO securities, while a rapid or unexpected decrease could have the same effect on PO securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Foreign Issuer Risk. Some of the Funds invest in U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers. Although these securities are not subject to all of the risks summarized in “Foreign Securities and Emerging Markets Risk,” they may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. The Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent the Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to the Fund’s investments in foreign securities. In addition, the Fund may engage in such transactions as a substitute for securities in which the Fund invests, to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or for risk management purposes or to increase income or gain to the Fund. While the Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund Shares, the net asset value of the Fund will fluctuate. There can be no assurance that the Fund’s hedging activities will be effective, and the Fund will incur costs in connection with the hedging. Currency hedging may limit the Fund’s return if the relative values of currencies change. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.
Geographic Focus Risk. The Funds may focus their investments in one or more regions or small groups of countries. As a result, the Funds’ performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risks facing certain regions.
High Portfolio Turnover Risk. A Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, including reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, default risk of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations
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and unexpected increases in the cost of energy and environmental factors. Furthermore, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940 (1940 Act), which could produce adverse economic consequences for the REIT and its investors, including a Fund.
The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. Each Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of a Fund.
In addition, certain of the companies in which a Fund intends to invest may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties, including the risks that financing, if needed, may not be available on favorable terms for development projects, that construction may not be completed on schedule (resulting in increased debt service expense and construction costs), that estimates of the costs of construction may prove to be inaccurate and that properties may not be leased, rented or operated on profitable terms and therefore will fail to perform in accordance with expectations. As a result, the value of a Fund’s investment may decrease in value. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.
Equity Market Risk. The price of equity securities may rise or fall, sometimes rapidly or unpredictably, because of changes in the broad market or changes in a company’s financial condition. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s portfolio securities goes down, your investment in that Fund decreases in value.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
Smaller Company Risk. (Limited Duration Bond ETF) Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s Shares may also be more volatile than the value of a fund which invests in more securities.
Concentration Risk. The Fund is concentrated in securities issued by REITs. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to REITs.
Tax Risk. REITs in which the Fund will invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts and non-U.S. taxpayers. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences.
The Fund may distribute amounts to shareholders in excess of its earnings, resulting in a return of capital. Such distributions are not currently taxable to shareholders; instead, any such distributions would reduce a shareholder’s tax basis in its Shares, resulting in an increased gain, or decreased loss, on a later redemption or other taxable disposition of such Shares. Should any such distributions exceed a shareholder’s tax basis in its Shares, such excess would be treated as gain and taxable to the shareholder in the same manner as gain from a sale of Fund Shares.
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Social or Environmental Investing Risk. The Fund’s investment in securities whose use of proceeds, in the Adviser’s opinion, provide positive social or environmental benefits could cause it to perform differently compared to funds that do not have such a policy. Investing in securities whose use of proceeds, in the Adviser’s opinion, provide positive social or environmental benefits may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the municipal bonds identified by the Adviser’s use of proceeds determination do not operate as expected when addressing positive social or environmental benefits. The Adviser’s assessment of the positive social or environmental impact of a municipal bond’s proceeds is made at the time of purchase and the actual use of proceeds by the issuer could vary over time, which could cause the Fund to be invested in bonds that do not comply with the Fund’s approach towards considering social or environmental characteristics. The factors that the Adviser considers in evaluating whether a security has positive social or environmental benefits may change over time. There are significant differences in interpretations of what it means to promote positive social or environmental benefits. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other’s views. In making investment decisions, the Adviser relies on information and third-party data that could be incomplete or erroneous, which could cause the Adviser to incorrectly assess a municipal bond’s positive social or environmental impact.
Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-back securities. These securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase/decrease the income available for distribution by a Fund and a Fund’s yield. In periods of either rising or declining interest rates, a Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, a Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, a Fund may exhibit additional volatility. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain REMICs that include Fannie Mae mortgages) are not considered as government securities for purposes of a Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.
A Fund may invest in collateralized mortgage obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which a Fund invests may be more volatile and may be subject to higher risk of nonpayment.
Also some of the Funds may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of IO securities, while a rapid or unexpected decrease could have the same effect on PO securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.
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More About the Funds (continued)
Auction Rate Securities Risk. The auction rate municipal securities a Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.
Inverse Floater Risk. Inverse floaters and inverse interest-only (IOs) are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Generally, interest rates on these securities vary inversely with a short-term floating rate (which may be reset periodically). They are more volatile and more sensitive to interest rate changes than other types of debt securities. Interest rates on inverse floaters and inverse IOs will decrease when the rate to which they are indexed increases, and will increase when the rate to which they are indexed decreases. In response to changes in market interest rates or other market conditions, the value of an inverse floater or inverse IO may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the adviser, a Fund could lose all or substantially all of its investment in inverse IOs.
CFTC Regulation Risk. The Funds are subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Funds. As a result, the Funds are subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.
Interfund Lending Risk. A delay in repayment to a Fund from a borrowing fund could result in lost opportunity costs. Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due. In the case of a default by a borrowing fund and to the extent that the loan is collateralized, a Fund could take possession of collateral that the Fund is not permitted to hold and, therefore, would be required to dispose of such collateral as soon as possible, which could result in a loss to the Fund. A Fund’s interfund lending arrangements are subject to certain conditions under an SEC exemptive order. Although the conditions of the SEC exemptive order are designed to minimize the risks associated with interfund lending, no lending activity is without risk.
Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred securities until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain types of convertible securities may decline in value or lose their value entirely if the issuer’s financial condition is significantly impaired.
Preferred Securities Risk. Preferred securities generally have a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a consequence, if the board of directors of an issuer does not declare dividends or distributions for the relevant dividend or distribution periods, the issuer will not be obligated to pay dividends or distributions on the relevant payment date, and such dividends and distributions may be forfeited. Holders of preferred securities typically do not have voting rights except in certain circumstances where they may be given only limited voting rights. Preferred securities also may be subject to optional or mandatory redemption provisions. Preferred shares may carry different rights or obligations in jurisdictions outside of the United States.
Securities Lending Risk. Each Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.
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Transactions and Liquidity Risk. A Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the adviser or its affiliates have investment discretion, a Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may account for a large percentage of a Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of a Fund to conduct its investment program. A Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of a Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Similarly, large purchases of Shares may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact the Fund’s performance. To the extent redemptions are effected in cash, an investment in a Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.
Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.
Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 5% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of a Fund’s investment strategy, with permissible extensions under certain circumstances. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
For more information about risks associated with the types of investments that a Fund purchases, please read each “Risk/Return Summary” at the front of this prospectus and “Investment Practices” section later in the prospectus, and the Statement of Additional Information.
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More About the Funds (continued)
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the Statement of Additional Information.
Temporary Defensive and Cash Positions
For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.
WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased.
They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds and bank deposit accounts.

While a Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with a Fund’s main investment strategies. Therefore, a Fund will pursue a temporary defensive position only when market conditions warrant.
Bloomberg Disclaimer
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
S&P Opco, LLC Disclaimer
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
FTSE Disclaimer
The JPMorgan Realty Income ETF (the “JPMorgan Realty Income ETF”) has been developed solely by JPMorgan Chase Bank N.A. The JPMorgan Realty Income ETF is not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE NAREIT All Equity REITs Index (the “Index”) vest in FTSE and Nareit. “FTSE®” is a trade mark of the LSE Group and is used by FTSE International Limited (“FTSE”) under licence. “NAREIT®” is a trade mark of the Nareit. The Index is calculated by FTSE. Neither
60  |  J.P. Morgan Exchange-Traded Funds

FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan Realty Income ETF. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan Realty Income ETF or the suitability of the Index for the purpose to which it is being put by JPMorgan Chase Bank N.A.
MSCI Disclaimer
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.
Additional Fee Waiver and/or Expense Reimbursement
Service providers to a Fund (as was the case for the predecessor fund) may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for a Fund will reflect (and performance for the predecessor fund reflects) the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.
Additional Historical Performance Information
High Yield Municipal ETF
The historical performance for the Fund (as represented by the Class R6 Shares of the predecessor fund) in the bar chart prior to 1/1/19 and in the performance table prior to the Class R6 Shares’ inception on 11/1/18 is based on the Class I Shares of the predecessor fund, which invest in the same portfolio of securities but are offered in a different prospectus. The actual returns of Class R6 Shares of the predecessor fund would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
Sustainable Municipal Income ETF
The historical performance for the Fund (as represented by the Class R6 Shares of the predecessor fund) in the bar chart prior to 1/1/18 and in the performance table prior to the Class R6 Shares’ inception on 11/6/17 is based on the Class I Shares of the predecessor fund, which invest in the same portfolio of securities but are offered in a different prospectus. The actual returns of Class R6 Shares of the predecessor fund would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
July 1, 2025  |  61

The Funds’ Management and Administration
Each Fund is a series of J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (the Trust). The Trust is governed by the Board of Trustees, which is responsible for overseeing all business activities of the Funds.
The Funds’ Investment Adviser
J.P. Morgan Investment Management Inc. (JPMIM or the adviser) is the investment adviser to the Funds. JPMIM is located at 383 Madison Avenue, New York, NY 10179. JPMIM also served as the investment adviser to the predecessor fund.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.
In rendering investment advisory services to certain Funds, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to a Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
Pursuant to each Fund’s management agreement, JPMIM is entitled to a management fee, incurred daily and paid monthly, of a Fund’s average daily net assets. During the most recent fiscal year ended February 28, 2025, JPMIM was paid management fees, as shown below, as a percentage of a Fund’s average daily net assets:
JPMorgan High Yield Municipal ETF	0.12%
JPMorgan Inflation Managed Bond ETF	0.13
JPMorgan Limited Duration Bond ETF	0.11
JPMorgan Realty Income ETF	0.39
JPMorgan Sustainable Municipal Income ETF	0.00
A discussion of the basis the Board of Trustees of the Trust used in reapproving the management agreement for the Funds is in the financial statements and other information filed with the SEC on Form N-CSR (Financial Statements and Other Information) dated August 31, 2024 which is available online at www.jpmorganfunds.com.
The Portfolio Managers
High Yield Municipal ETF
Rachel Betton and Curtis White, are the portfolio managers responsible for the day-to-day management of the Fund.
Ms. Betton, Managing Director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in New York, she is a senior portfolio manager for the for the Municipal Strategies Team. Prior to joining the firm in July 2023, Ms. Betton spent the last 10 years at PIMCO where she was a senior member of the municipal portfolio management team where she managed investment grade funds and ETFs, as well as high yield, interval and state-specific strategies. Before that, she was an institutional municipal trader at Morgan Stanley where she focused on high yield. She has a B.A. in College of Social Studies from Wesleyan University.
Mr. White, Executive Director, is a member of the GFICC group. Based in New York, Mr. White is a portfolio manager for the Municipal Strategies Team and manages mutual funds, and ETFs, as well as separately managed fixed income portfolios. An employee since 1997, Mr. White was previously a portfolio manager for the Global Liquidity team and managed various tax-exempt money market funds as well as individual account portfolios. Prior to this, Mr. White was a performance analyst. Before joining the firm, he worked for BISYS Fund Services as a mutual fund accountant and was a personal financial advisor for American Express Financial Advisors. Mr. White holds a B.S.B.A. in Finance/Business Management from Slippery Rock University.
Inflation Managed Bond ETF
The portfolio management team consists of Scott E. Grimshaw, Executive Director and CFA charterholder, David Rooney, Executive Director and CFA charterholder, and Edward Fitzpatrick III, Managing Director and CFA charterholder. Mr. Grimshaw is responsible for the day-to-day management of the Fund’s portfolio of securities, whereas Mr. Rooney is responsible for implementing the inflation-managed strategy. Mr. Grimshaw, an employee since 1988 and portfolio manager of the Fund since its inception, is responsible for managing institutional taxable bond portfolios. Mr. Rooney, an employee since 2012 and portfolio manager of the Fund since its inception, is responsible for rates and inflation strategy and portfolio management, with an emphasis on inflation-linked sectors. Mr. Rooney is responsible for day-to-day management of the Fund’s inflation overlay. An employee of JPMIM since 2013 and a portfolio manager of the Fund since 2023, Mr. Fitzpatrick, Managing Director and CFA charterholder, is the head of GFICC’s U.S. Rates Team, responsible for managing government bond portfolios for institutional clients, as well as recommending U.S. rates & derivatives
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strategies across GFICC portfolios. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers. Mr. Grimshaw and Mr. Rooney also were the predecessor fund’s portfolio managers since 2010 and 2015, respectively.
Limited Duration Bond ETF
The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.
Michael Sais, Managing Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Fund. Mr. Sais is a member of the Taxable Bond team and has been part of the team responsible for the management of the predecessor fund since 1995. Mr. Sais joined JPMIM or predecessor firms in 1994 as a senior fixed income research analyst. An employee of JPMIM since 1999, Robert Manning, Managing Director and CFA charterholder, has also participated in the management of the predecessor fund since 2013. Mr. Manning is a portfolio manager for Insurance Solutions. Previously, he was a member of the Fixed Income Portfolio Management Group that supports Mid-Institutional Portfolios. An employee of JPMIM since 2016, Sajjad Hussain, Managing Director and CFA charterholder, is the Head of Securitized Strategies within the GFICC team and a member of the portfolio management team since 2024. Prior to 2024, Mr. Hussain was the head of the structured credit research team. An employee of JPMIM and/or affiliated firms since 2000 and a portfolio manager for the Fund since April 2025, Cary Fitzgerald, Managing Director, is the Head of the Short Duration team, responsible for multi-sector investment strategies including short-core, short-core plus, short-custom solutions, and stable value.
Mr. Sais has announced his retirement from JPMIM effective April 2026. Until his retirement, Mr. Sais will continue to serve on the portfolio management team, and upon his retirement, Messrs. Manning, Hussain and Fitzgerald will continue to be responsible for the management of the Fund.
Realty Income ETF
Scott Blasdell, Managing Director of JPMIM and a CFA charterholder, is the lead portfolio manager on the Fund and is a senior member of the U.S. Equity Value portfolio management team. Jason Ko, Executive Director of JPMIM and a CFA charterholder, is co-portfolio manager of the Fund and a senior member of the U.S. Equity Value portfolio management team. Nicholas Turchetta, Vice President of JPMIM and a CFA charterholder, is co-portfolio manager of the Fund and a senior member of the U.S. Equity Value portfolio management team. As part of the team’s investment process, Messrs. Blasdell, Ko and Turchetta meet, along with other portfolio managers and research analysts, to discuss the economic outlook, industry trends, and the merits and risks of investment ideas for the Fund. Messrs. Blasdell, Ko and Turchetta follow the same investment process, philosophy and research resources. Mr. Blasdell has been a portfolio manager in the U.S. Equity Group since 2001 and has managed REIT, large cap core, and value strategies. An employee since 1999, he started as a research analyst covering REITs. An employee since 2002, Mr. Ko covers REITs for the U.S. Equity Group. Previously, he worked as a research associate focusing on REITs and cyclicals sectors and as an investment assistant in the U.S. Equity Group. Mr. Turchetta is a research analyst on the U.S. REIT strategy team. Mr. Turchetta joined the team in 2020 as an analyst covering the REIT sector for the U.S. Equity Group. Prior to J.P. Morgan, Mr. Turchetta worked as a research analyst at American Century Investments and Fidelity Investments. Mr. Turchetta earned a B.A. in psychology and a B.S in finance from the University of Rhode Island and a M.B.A from Columbia Business School. Mr. Blasdell and Mr. Ko also were the predecessor fund’s portfolio managers since 2017 and 2009, respectively.
Sustainable Municipal Income ETF
Michelle Hallam, Rachel Betton and Curtis White are the portfolio managers responsible for the day-to-day management of the Fund.
Ms. Hallam, Managing Director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) Group. Based in New York, Ms. Hallam is a senior portfolio manager for the Municipal Strategies Team and manages mutual funds and ETFs, as well as fixed income portfolios for institutional clients, insurance companies and private clients. In addition to her tax-exempt portfolio management responsibilities, Ms. Hallam is the taxable muni lead portfolio manager, where she and her team provide advisory and execution for GFICC broad market strategies as it relates to taxable munis. An employee since 1999, she previously worked as an analyst in the U.S. Institutional Fixed Income Group. She began her career as an analyst in the Internal Consulting Services program, where she worked on projects in Investment Management and Financial Risk Management. Ms. Hallam holds a B.S. in Economics from Cornell University and is a CFA charterholder.
Information about Ms. Betton and Mr. White is discussed earlier in this section.
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The Funds’ Management and Administration (continued)
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
The Funds’ Administrator
JPMIM provides administration services for and oversees the other service providers of each Fund. JPMIM receives the following annual fee on behalf of each Fund for administration services: 0.075% of the first $10 billion of average daily net assets of the Fund, plus 0.050% of average daily net assets of the Fund between $10 billion and $20 billion, plus 0.025% of average daily net assets of the Fund between $20 billion and $25 billion, plus 0.010% of the average daily net assets of the Fund over $25 billion.
The Funds’ Distributor
JPMorgan Distribution Services, Inc. (the Distributor) is the distributor of the Funds’ Shares. The Distributor or its agent distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares of the Funds. The Distributor has no role in determining the investment policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.
Payments to Financial Intermediaries
JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to Financial Intermediaries whose customers invest in Shares of the Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or the Financial Intermediaries’ making Shares of the Funds available to their customers. Such compensation may provide such Financial Intermediaries with an incentive to favor sales of Shares of the Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.
64  |  J.P. Morgan Exchange-Traded Funds

Purchase and Redemption of Shares
Buying and Selling Shares
In the Secondary Market. Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed and traded on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for Shares of each Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity.
Shares of the Funds trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares.
Directly with the Fund. Each Fund’s Shares are issued or redeemed by the Fund at NAV per Share only in a large specified number of Shares called a “Creation Unit” or multiples thereof. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see “Appendix A - Purchases and Redemptions” in the Funds’ Statement of Additional Information.
Beneficial Ownership. The Depository Trust Company (DTC) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants” (i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations), some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants” (i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests). The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more detailed information, see “Book Entry Only System” in the Funds’ Statement of Additional Information.
Premium/Discount Information
Information about the differences between the daily market price on the Exchange for Shares of a Fund and the Fund’s NAV can be found on the Fund’s website, www.jpmorganfunds.com. NAV is the price at which a Fund issues and redeems Shares. It is calculated in accordance with a Fund’s pricing and valuation policies. The market price (Market Price) is generally the official closing price of a Fund’s Shares on the Exchange. A Fund’s Market Price may be at, above (at a premium) or below (at a discount) its NAV. The NAV of a Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares because Shares are bought and sold at current Market Price. The Market Price is also used to calculate market returns of a Fund.
Pricing Shares
Investors that purchase or sell Shares on the secondary market transact at the Market Price on the Exchange. The Market Price may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.
The Exchange disseminates the approximate value of Shares of each Fund periodically throughout the trading day. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by a Fund. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any representation or warranty as to its accuracy.
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Purchase and Redemption of Shares (continued)
NAV is calculated each business day as of the close of the New York Stock Exchange (NYSE) or Cboe BZX Exchange, Inc. (Cboe), as applicable, which is typically 4:00 p.m. E.T. On occasion, the NYSE or the Cboe will close before 4:00 p.m. E.T. When that happens, NAV will be calculated as of the time the NYSE or the Cboe closes, as applicable. The Funds will not treat an intraday unscheduled disruption or closure in the NYSE or the Cboe trading as a closure of the NYSE or the Cboe, as applicable, and will calculate NAV as of 4:00 p.m. E.T. if the particular disruption or closure directly affects only the NYSE or the Cboe. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s Shares may change on days when you will not be able to purchase or redeem your Shares. There may be changes in the value of securities listed on a foreign exchange during the period between the last quote from a Fund’s closed foreign markets and times during the Fund’s domestic trading day. During the time when Fund Shares are trading but a foreign exchange is closed, there may be bid/ask spreads and the resulting premium or discount to the Fund Shares’ NAV may widen. The NAV per share of each Fund is equal to the value of all its assets minus its liabilities, divided by the number of outstanding Shares.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Trust’s Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from independent pricing services, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. E.T.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of other open-end investment companies are valued at their respective NAVs.
Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.
Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.
Exchange traded futures are valued at the last sale price available prior to the calculation of a Fund’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Non-listed over-the-counter futures are valued utilizing market quotations provided by approved pricing services.
Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
66  |  J.P. Morgan Exchange-Traded Funds

Frequent Purchases and Redemptions
The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike mutual funds, each Fund issues and redeems its Shares at NAV only in Creation Units, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the Exchange at prevailing Market Prices.
July 1, 2025  |  67

Shareholder Information
Taxes on Distributions
Each Fund has elected to be treated and intends to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
Each Fund, except Realty Income ETF, generally distributes net investment income, if any, at least monthly. Realty Income ETF generally declares and distributes net investment income, if any, at least quarterly. Each Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, a Fund will generally distribute substantially all of their net investment income and net realized capital gains.
If, at the close of the quarter of its taxable year, at least 50% of the value of the High Yield Municipal ETF and Sustainable Municipal ETF’s total assets consists of tax-exempt interest obligations, a Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt interest dividends.” As described in the section entitled “What are the Fund’s main investment strategies?” for a Fund, the Fund invest primarily in various types of municipal bonds, the interest on which is exempt from federal income tax. Distributions that are properly reported as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders. You should consult your tax advisor concerning your own tax situation.
Shares of the High Yield Municipal ETF and Sustainable Municipal ETF may not be suitable for tax-exempt investors since such investors are generally tax exempt and, therefore, would not gain any additional benefit from a Fund’s dividends being tax exempt.
Shareholders who receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in the High Yield Municipal ETF and Sustainable Municipal ETF may have on the federal taxation of their benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.
The High Yield Municipal ETF and Sustainable Municipal ETF may invest a portion of assets in securities that generate income subject to federal, state, and/or local taxes. For Federal income tax purposes, distributions of net investment income that are not properly reported as exempt-interest dividends generally are taxable as ordinary income from dividends
Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual federal income tax rate applicable to “qualified dividend income” of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by that Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the Shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate. Dividends of net investment income that are not reported as qualified dividend income or exempt interest dividend income and dividends of net short-term capital gain will be taxable to a U.S. shareholder as ordinary income. Given the investment strategies of the Fund, it is not anticipated that a significant portion of the distributions paid by the Fund will be eligible to be designated as qualified dividend income.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your Shares in the Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
68  |  J.P. Morgan Exchange-Traded Funds

Except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, or you are a tax-exempt investor, if you buy Shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. This is known as “buying a dividend”. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Shares). To avoid buying a dividend, please check a Fund’s Dividend and Capital Gain Schedule on the Fund’s website before you invest.
A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the distributions.
A Fund may invest a significant portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
A Fund’s investment in certain debt obligations and derivatives instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.
A Fund’s transactions in futures contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
The Realty Income ETF’s investment in REIT securities, derivative instruments and so called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so. The Fund’s investment in REIT securities may also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.
A Fund’s investments in other investment companies could affect the amount, timing, and character of distributions from a Fund, and, therefore, may increase the amount of taxes payable by shareholders.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (qualified REIT dividends). Applicable Treasury regulation permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction.
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.
The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.
Early in each calendar year, you will receive a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.
Any foreign shareholder would generally be subject to U.S. tax- withholding on distributions by a Fund, as discussed in the Statement of Additional Information.
Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.
The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.
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Shareholder Information (continued)
Taxes on Purchase and Redemption of Creation Units
At the time of purchase, an Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash paid. At redemption, a person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash received in connection with the redemption. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.
The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.
Tax-Advantaged Product Structure
Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in Creation Units at each day’s next calculated NAV. For Realty Income ETF, Shares are created and redeemed principally in kind. For the remaining Funds, Shares are created and redeemed in cash or partially in cash. The in-kind arrangements are designed to protect ongoing shareholders from adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.
Other Information
For purposes of the Investment Company Act of 1940 (1940 Act), each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions.
70  |  J.P. Morgan Exchange-Traded Funds

Investment Practices
The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed.
FUND NAME	FUND CODE
High Yield Municipal ETF	1
Inflation Managed Bond ETF	2
Limited Duration Bond ETF	3
Realty Income ETF	4
Sustainable Municipal Income ETF	5

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1-3	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.
	1-3, 5	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1, 3, 5	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits.
Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds
	1-2, 5	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a
Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes.
	1-3, 5	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	3	Credit Currency Foreign Investment Interest Rate Market Political
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Investment Practices (continued)
INSTRUMENT	FUND CODE	RISK TYPE
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date.
	1-3, 5	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-3, 5	Credit Currency Interest Rate Liquidity Market Political Valuation
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	2-3	Credit Currency Foreign Investments Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-3, 5	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement.
The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1-3, 5	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain
U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1-3, 5	Foreign Investment Credit Currency Interest Rate Market Liquidity Political
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.
	1-3, 5	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	2-3	Foreign Investment
72  |  J.P. Morgan Exchange-Traded Funds

INSTRUMENT	FUND CODE	RISK TYPE
Exchange-Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-
based, sector or international index. ETFs include a wide range of investments such as
iShares, Standard & Poor’s Depositary Receipts (SPDRs) and NASDAQ 100s.
	1-3, 5	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management or operational purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, financial and currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and currency swaps, caps and floors. A Fund may engage in such transactions in both U.S. and non- U.S. markets.	3	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks.
Foreign securities may also include American Depositary Receipts (ADRs), Global
Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American
Depositary Securities (ADSs).
	1-3	Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a
Fund’s adviser to be of comparable quality.
	1-2, 5	Credit Currency High Yield Securities Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
	1-3, 5	Credit Currency Interest Rate Political
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-3, 5	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1-3, 5	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.
	1-3, 5	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	1-3, 5	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
July 1, 2025  |  73

Investment Practices (continued)
INSTRUMENT	FUND CODE	RISK TYPE
Master Limited Partnerships: Limited partnerships that are publicly traded on a securities exchange.	1	Market
Mortgages (Directly Held): Debt instruments secured by real property.	1-3	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.
	1-3, 5	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1]: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.

	1-3	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Obligations and Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1-3, 5	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-3, 5	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1, 3	Credit Foreign Investment Liquidity Political Valuation
1
All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1∕3% of a Fund’s total assets except as permitted by law.
74  |  J.P. Morgan Exchange-Traded Funds

INSTRUMENT	FUND CODE	RISK TYPE
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.
	1-3, 5	Credit Leverage Liquidity Management Market
Preferred Securities: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not
registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
	1-3, 5	Liquidity Market Valuation
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-3	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-3, 5	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date.	1-3, 5	Credit Liquidity Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
	1-3	Market
Securities Lending: The lending of up to 33 1∕3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	2-3	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1-3, 5	Credit Liquidity Market
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	1	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1-3	Credit Foreign Investment Liquidity Political Valuation
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO)
and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment
Conduit (REMIC) or CMO structure.
	1-3, 5	Credit Liquidity Market Political Prepayment Valuation
July 1, 2025  |  75

Investment Practices (continued)
INSTRUMENT	FUND CODE	RISK TYPE
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1-3, 5	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1-3, 5	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long- term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	1, 3, 5	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1-3, 5	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts
(TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on
Treasury Securities (CATS).
	1-3, 5	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
	1-3	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by
Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.
	1-3, 5	Credit Government Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and
Principal of Securities (STRIPS) and Coupons Under Book Entry Safekeeping (CUBES).
	1-3, 5	Interest Rate Market
76  |  J.P. Morgan Exchange-Traded Funds

INSTRUMENT	FUND CODE	RISK TYPE
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.
	1-3, 5	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-3, 5	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
	1-3, 5	Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Securities
Risk related to certain investments held by the Funds:
Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.
Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.
Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.
Extension risk The risk that a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.
Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar-denominated debt, thereby increasing credit risk.
Government securities risk U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Circumstances could arise that would prevent the payment of interest or principal. Securities issued or guaranteed by certain U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support.
High yield securities risk The risk that a Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.
Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall). A Fund may face a heightened level of interest rate risk due to certain changes in monetary policy.
Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.
Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.
Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.
Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.
Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.
Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.
Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.
Prepayment risk The risk that declining interest rates or other factors will result in unexpected prepayments, causing the value of the investment to fall.
Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.
July 1, 2025  |  77

Investment Practices (continued)
Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.
Zero-Coupon Bond risk The risk that the market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. A Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at a Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. A Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which a Fund’s expenses could otherwise be allocated and may reduce a Fund’s rate of return.
78  |  J.P. Morgan Exchange-Traded Funds

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Financial Highlights
The Financial Highlights table is intended to help you understand a Fund’s financial performance for the period of a Fund’s operations. The Funds commenced operations after the assets of the predecessor funds were transferred to the Funds in a tax-free reorganization as of the close of business on July 14, 2023 for High Yield Municipal ETF and Sustainable Municipal Income ETF, July 28, 2023 for Limited Duration Bond ETF, April 8, 2022 for Inflation Managed Bond ETF and May 20, 2022 for Realty Income ETF. The information for the High Yield Municipal ETF, Limited Duration Bond ETF and Sustainable Municipal Income ETF in the following table for the Fund’s Shares is the Financial Highlights of the Fund’s predecessor fund’s Class R6 Shares for the fiscal periods indicated. For periods prior to April 8, 2022 for Inflation Managed Bond ETF and May 20, 2022 for Realty Income ETF, the Financial Highlights information in the following table for the Fund’s Shares represents the Financial Highlights of the predecessor fund’s Class R6 Shares for the fiscal periods indicated.
Certain information reflects financial results for a single Fund or predecessor fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund’s Shares or a predecessor fund’s Class R6 Shares (assuming reinvestment of all dividends and distributions).
The information below has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for a Fund, whose reports, along with a Fund’s financial statements, are included in that Fund’s Financial Statements and Other Information, which is available online at www.jpmorganfunds.com or upon request by calling J.P. Morgan Funds Services at 1-844-457-6383 (844-4JPM ETF).
	Per share operating performance(a)
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Inflation Managed Bond ETF (f)
Year Ended February 28, 2025	$46.40	$1.97	$1.36	$3.33	$(1.92)	$—	$(1.92)
Year Ended February 29, 2024	46.29	1.74	0.01	1.75	(1.64)	—	(1.64)
Year Ended February 28, 2023	51.43	1.63	(5.05)	(3.42)	(1.58)	(0.14)	(1.72)
Year Ended February 28, 2022	50.58	1.27	0.85	2.12	(1.27)	—	(1.27)
Year Ended February 28, 2021	49.26	0.94	1.32	2.26	(0.94)	—	(0.94)
JPMorgan Realty Income ETF (g)
Year Ended February 28, 2025	43.61	1.13	5.89	7.02	(1.05)	—	(1.05)
Year Ended February 29, 2024	43.19	1.16	0.73	1.89	(1.47)	—	(1.47)
Year Ended February 28, 2023	62.71	0.98(h)	(9.14)	(8.16)	(0.76)	(10.60)	(11.36)
Year Ended February 28, 2022	54.76	0.64	13.05	13.69	(0.80)	(4.94)	(5.74)
Year Ended February 28, 2021	54.40	0.84	1.89	2.73	(0.72)	(1.65)	(2.37)

(a)
Per Share amounts reflect the conversion of the JPMorgan Inflation Managed Bond Fund into the JPMorgan Inflation Managed Bond ETF as of the close of business on April 8, 2022 and the conversion of the JPMorgan Realty Income Fund into the JPMorgan Realty Income ETF as of the close of business on May 20, 2022.
(b)
Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)
JPMorgan Inflation Managed Bond ETF acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Market price returns are calculated using the official closing price of the JPMorgan Inflation Managed Bond ETF on the listing exchange as of the time that the JPMorgan Inflation Managed Bond ETF's NAV is calculated. Prior to the JPMorgan Inflation Managed Bond ETF's listing on April, 11, 2022, the NAV performance of the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
(e)
JPMorgan Realty Income ETF acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Market price returns are calculated using the official closing price of the JPMorgan Realty Income ETF on the listing exchange as of the time that the JPMorgan Realty Income ETF's NAV is calculated. Prior to the JPMorgan Realty Income ETF's listing on May 23, 2022, NAV performance of the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
(f)
JPMorgan Inflation Managed Bond ETF (the "Fund") acquired all of the assets and liabilities of the JPMorgan Inflation Managed Bond Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on April 8, 2022. Performance and financial history of the Predecessor Fund's Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund's Class R6 Shares for the period March 1, 2020 up through the reorganization.
(g)
JPMorgan Realty Income ETF (the "Fund") acquired all of the assets and liabilities of the JPMorgan Realty Income Fund ("Predecessor Fund") in a reorganization that occurred as of the close of business on May 20, 2022. Performance and financial history of the Predecessor Fund's Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund's Class R6 Shares for the period March 1, 2020 up through the reorganization.
(h)
Reflects special dividends paid out during the period by several of the Fund's holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.81 and the net investment income (loss) ratio would have been 1.59%.
80  |  J.P. Morgan Exchange-Traded Funds

			Ratios/Supplemental data
					Ratios to average net assets
Net asset value, end of period	Market price, end of period	Total return (c)	Market price total return (d)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$47.81	$48.05	7.34%	7.71%	$676,127,620	0.25%	4.19%	0.39%	110%
46.40	46.47	3.86	3.86	660,950,209	0.25	3.75	0.40	60
46.29	46.36	(6.73)	(6.59)	904,606,857	0.26	3.38	0.41	107
51.43	51.43	4.23	4.23	897,545,065	0.34	2.49	0.39	159
50.58	50.58	4.70	4.70	1,172,320,983	0.34	1.93	0.38	89

49.58	49.60	16.27	16.45	418,804,253	0.50	2.42	0.71	77
43.61	43.56	4.54	4.28	328,078,273	0.50	2.78	0.72	96
43.19	43.25	(13.43)	(13.31)	509,554,235	0.55	1.93(h)	0.72	84
62.71	62.71	24.69	24.69	1,450,453,154	0.68	0.98	0.70	59
54.76	54.76	5.38	5.38	1,663,701,422	0.68	1.67	0.70	90
July 1, 2025  |  81

Financial Highlights (continued)

	Per share operating performance(a)
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
JPMorgan High Yield Municipal ETF (e)
Year Ended February 28, 2025	$49.98	$2.15	$1.37	$3.52	$(2.21)	$—	$(2.21)	$51.29
Year Ended February 29, 2024	49.76	2.38	(0.05)	2.33	(2.11)	—	(2.11)	49.98
Year Ended February 28, 2023	58.54	2.02	(8.78)	(6.76)	(2.02)	—	(2.02)	49.76
Year Ended February 28, 2022	59.42	1.86	(0.88)	0.98	(1.86)	—	(1.86)	58.54
Year Ended February 28, 2021	61.64	1.86	(2.22)	(0.36)	(1.81)	(0.05)	(1.86)	59.42

(a)
Per share amounts reflect the conversion of the Predecessor Fund into the Fund as of the close of business on July 14, 2023.
(b)
Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)
JPMorgan High Yield Municipal ETF acquired all of the assets and liabilities of the JPMorgan High Yield Municipal Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 14, 2023. Market price returns are calculated using the official closing price of the JPMorgan High Yield Municipal ETF on the listing exchange as of the time that the JPMorgan High Yield Municipal ETF's net asset value ("NAV") is calculated. Prior to the JPMorgan High Yield Municipal ETF's listing on July 17, 2023, the net asset value ("NAV") performance of the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
(e)
JPMorgan High Yield Municipal ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan High Yield Municipal Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund’s Class R6 Shares for the period March 1, 2020 up through the reorganization.
82  |  J.P. Morgan Exchange-Traded Funds

	Ratios/Supplemental data
				Ratios to average net assets
Market price, end of period	Total return (c)	Market price total return (d)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$51.47	7.25%	8.12%	$207,734,266	0.34%	4.27%	0.57%	76%
49.75	4.85	4.38	174,959,795	0.35	4.87	0.59	90
49.76	(11.62)	(11.62)	13,436,450	0.45	3.82	0.52	21
58.54	1.60	1.60	20,315,531	0.45	3.07	0.51	24
59.42	(0.41)	(0.41)	21,168,811	0.45	3.16	0.51	39
July 1, 2025  |  83

Financial Highlights (continued)

	Per share operating performance(a)
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Limited Duration Bond ETF (f)
Year Ended February 28, 2025	$50.95	$2.33	$1.04	$3.37	$(2.29)	$52.03
Year Ended February 29, 2024	50.00	2.14	0.81	2.95	(2.00)	50.95
Year Ended February 28, 2023	51.60	1.19	(1.60)	(0.41)	(1.19)	50.00
Year Ended February 28, 2022	52.68	0.57	(1.08)	(0.51)	(0.57)	51.60
Year Ended February 28, 2021	52.63	0.83	0.05	0.88	(0.83)	52.68

(a)
Per share amounts reflect the conversion of the Predecessor Fund into the Fund as of the close of business on July 28, 2023.
(b)
Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)
JPMorgan Limited Duration Bond ETF acquired all of the assets and liabilities of the JPMorgan Limited Duration Bond Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 28, 2023. Market price returns are calculated using the official closing price of the JPMorgan Limited Duration Bond ETF on the listing exchange as of the time that the JPMorgan Limited Duration Bond ETF's net asset value ("NAV") is calculated. Prior to the JPMorgan Limited Duration Bond ETF's listing on July 31, 2023, the net asset value ("NAV") performance of the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
(e)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
JPMorgan Limited Duration Bond ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan Limited Duration Bond Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 28, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund’s Class R6 Shares for the period March 1, 2020 up through the reorganization.
84  |  J.P. Morgan Exchange-Traded Funds

	Ratios/Supplemental data
				Ratios to average net assets
Market price, end of period	Total return (c)	Market price total return (d)	Net assets, end of period	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$52.07	6.78%	7.18%	$1,101,559,537	0.23%	4.53%	0.32%	30%
50.80	6.05	5.74	727,270,847	0.23	4.27	0.33	6
50.00	(0.74)	(0.74)	716,175,584	0.23	2.41	0.31	26
51.60	(0.95)	(0.95)	821,093,668	0.24	1.10	0.30	24
52.68	1.70	1.70	859,503,428	0.23	1.55	0.30	35
July 1, 2025  |  85

Financial Highlights (continued)

	Per share operating performance(a)
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Sustainable Municipal Income ETF (e)
Year Ended February 28, 2025	$50.55	$1.84	$(0.01)	$1.83	$(1.83)	$50.55
Year Ended February 29, 2024	49.56	1.77	0.81	2.58	(1.59)	50.55
Year Ended February 28, 2023	53.82	1.35	(4.21)	(2.86)	(1.40)	49.56
Year Ended February 28, 2022	55.45	1.18	(1.63)	(0.45)	(1.18)	53.82
Year Ended February 28, 2021	55.79	1.12	(0.34)	0.78	(1.12)	55.45

(a)
Per share amounts reflect the conversion of the Predecessor Fund into the Fund as of the close of business on July 14, 2023.
(b)
Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)
JPMorgan Sustainable Municipal Income ETF acquired all of the assets and liabilities of the JPMorgan Sustainable Municipal Income Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 14, 2023. Market price returns are calculated using the official closing price of the JPMorgan Sustainable Municipal Income ETF on the listing exchange as of the time that the JPMorgan Sustainable Municipal Income ETF's net asset value ("NAV") is calculated. Prior to the JPMorgan Sustainable Municipal Income ETF's listing on July 17, 2023, the net asset value ("NAV") performance of the Class R6 Shares of the Predecessor Fund are used as proxy market price returns.
(e)
JPMorgan Sustainable Municipal Income ETF (the “Fund”) acquired all of the assets and liabilities of the JPMorgan Sustainable Municipal Income Fund (“Predecessor Fund”) in a reorganization that occurred as of the close of business on July 14, 2023. Performance and financial history of the Predecessor Fund’s Class R6 Shares have been adopted by the Fund and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Fund’s Class R6 Shares for the period March 1, 2020 up through the reorganization.
86  |  J.P. Morgan Exchange-Traded Funds

	Ratios/Supplemental data
				Ratios to average net assets
Market price, end of period	Total return (c)	Market price total return (d)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$50.62	3.71%	3.97%	$255,623,490	0.16%	3.65%	0.48%	69%
50.49	5.32	5.20	217,726,100	0.20	3.57	0.52	35
49.56	(5.36)	(5.36)	65,552,740	0.35	2.69	0.49	37
53.82	(0.82)	(0.82)	81,399,139	0.35	2.14	0.46	18
55.45	1.46	1.46	62,415,473	0.34	2.06	0.46	22
July 1, 2025  |  87

Additional Fee and Expense Information
ADDITIONAL FEE AND EXPENSE INFORMATION
FOR THE JPMORGAN TRUST II (JPMT II) FUNDS AND FORMER ONE GROUP MUTUAL FUNDS
In connection with the 2004 final settlement between Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA*), with the New York Attorney General arising out of market timing of certain mutual funds advised by BOIA, BOIA agreed, among other things, to disclose hypothetical information regarding investment and expense information to Fund shareholders. The hypothetical examples are provided for JPMT II Funds or those Funds that have acquired the assets and liabilities of a JPMT II Fund or a series of One Group Mutual Funds
The “Gross Expense Ratio” includes the contractual expenses that make up the investment advisory, administration and custody fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable.

	Net Expense Ratio	Gross Expense Ratio
JPMorgan Limited Duration Bond ETF	0.24%	0.33%
JPMorgan Sustainable Municipal Income ETF	0.18%	0.50%
*
Effective 1/1/10, the investment advisory business of JPMIA, which was the adviser for certain of the J.P. Morgan Funds, was transferred to JPMIM and JPMIM became the investment adviser for certain J.P. Morgan Funds that were previously advised by JPMIA.
The Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:
●
On July 1, 2025, you invest $10,000 in the Fund and you will hold the Shares for the entire 10 year period;
●
Your investment has a 5% return each year;
●
The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;
●
At the time of purchase, any applicable initial sales charges (loads) are deducted; and
●
There is no sales charge (load) on reinvested dividends.
●
The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.
“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended June 30 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Net Annual Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.
Your actual costs may be higher or lower than those shown.
88  |  J.P. Morgan Exchange-Traded Funds

JPMorgan Limited Duration Bond ETF
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2026	$25	5.00%	4.76%	4.76%
June 30, 2027	34	10.25	9.66	4.68
June 30, 2028	37	15.76	14.78	4.67
June 30, 2029	39	21.55	20.14	4.67
June 30, 2030	41	27.63	25.76	4.67
June 30, 2031	42	34.01	31.63	4.67
June 30, 2032	44	40.71	37.77	4.67
June 30, 2033	47	47.75	44.21	4.67
June 30, 2034	49	55.13	50.94	4.67
June 30, 2035	51	62.89	57.99	4.67

JPMorgan Sustainable Municipal Income ETF
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2026	$18	5.00%	4.82%	4.82%
June 30, 2027	50	10.25	9.57	4.53
June 30, 2028	56	15.76	14.50	4.50
June 30, 2029	59	21.55	19.65	4.50
June 30, 2030	61	27.63	25.04	4.50
June 30, 2031	64	34.01	30.66	4.50
June 30, 2032	67	40.71	36.54	4.50
June 30, 2033	70	47.75	42.69	4.50
June 30, 2034	73	55.13	49.11	4.50
June 30, 2035	76	62.89	55.82	4.50
July 1, 2025  |  89

How to Reach Us
MORE INFORMATION
For investors who want more information on the Funds, the following documents are available free upon request:
ANNUAL REPORTS, SEMI-ANNUAL REPORTS, AND FINANCIAL STATEMENTS AND OTHER INFORMATION
The Funds’ annual reports, semi-annual reports, and Financial Statements and Other Information contain more information about each Fund’s investments and performance. The annual reports also include details about the market conditions and investment strategies that have a significant effect on each Fund’s performance.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-844-457-6383 (844-4JPM ETF) or writing to:
J.P. Morgan Exchange-Traded Funds
277 Park Avenue
New York, NY 10172
If you buy your Shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.
Reports, a copy of the SAI, and the Financial Statements and Other Information about the Funds are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File No. for the Funds is 811-22903.
©JPMorgan Chase & Co., 2025. All rights reserved. July 2025.

PR-CONV-ETF-725

Prospectus
J.P. Morgan Exchange-Traded Funds
July 1, 2025
	Ticker	Listing Exchange
JPMorgan Active Bond ETF	JBND	New York Stock Exchange LLC
JPMorgan Core Plus Bond ETF	JCPB	Cboe BZX Exchange, Inc.
JPMorgan Income ETF	JPIE	NYSE Arca, Inc.
JPMorgan International Bond Opportunities ETF	JPIB	Cboe BZX Exchange, Inc.
JPMorgan Municipal ETF	JMUB	Cboe BZX Exchange, Inc.
JPMorgan Short Duration Core Plus ETF	JSCP	NYSE Arca, Inc.
JPMorgan Ultra-Short Income ETF	JPST	NYSE Arca, Inc.
JPMorgan Ultra-Short Municipal Income ETF	JMST	Cboe BZX Exchange, Inc.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Active Bond ETF
Ticker: JBND
What is the goal of the Fund?
The Fund seeks to deliver total return from a portfolio of investment grade intermediate- and long-term bonds.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Total Annual Fund Operating Expenses	0.25
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	26	80	141	318
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks to outperform (based on the Fund’s total return, gross of fees) the Bloomberg U.S. Aggregate Index (the Benchmark) over a market cycle, typically a 3-5 year time horizon.
As a matter of non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets, plus the amount of any borrowings for investment purposes. As part of its main investment strategy, the Fund will invest primarily in investment grade corporate bonds, U.S. Treasury obligations, including treasury coupon strips and treasury principal strips, other U.S. government and agency securities, and asset-backed and mortgage-backed securities. Generally, the Fund’s bond holdings will have intermediate to long maturities. The Fund’s average weighted maturity will normally range between 4 and 12 years. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. The dollar weighted average quality of the securities in the Fund generally will be A- or higher (or the equivalent). In addition, all securities will be U.S. dollar-denominated. The weighted average effective duration of the Fund will typically remain within +/-20% of the Benchmark. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “five years” means that a security’s or portfolio’s price would be expected to decrease by approximately 5% with a 1% increase in interest rates (assuming a parallel shift in yield curve). The Fund may also invest in private placements, restricted securities and other unregistered securities. Securities issued under Rule 144A or other private placements are eligible investments. The Fund may invest in sub-prime mortgage-related securities.
All securities will be rated investment grade (or the unrated equivalent) at the time of purchase. While the Fund may not purchase below investment grade securities, it may hold up to 5% in below investment grade securities. In addition, all securities will be U.S. dollar-denominated, although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The adviser may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities in the adviser’s discretion. As part of its principal
July 1, 2025  |  1

JPMorgan Active Bond ETF (continued)
investment strategy, the Fund may invest in debt securities structured as private placements, restricted securities and other unregistered securities.
In addition to direct investments in securities, derivatives, which are instruments that have value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund has flexibility to invest in derivatives to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. The Fund may use futures contracts, options, and swaps.
The Fund’s Assets may be invested in foreign securities, which will be denominated in USD. Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States.
Securitized sectors (agency mortgage-backed securities (MBS), asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and non-agency residential mortgage-backed securities (RMBS)) will be a minimum of the sector’s representation within the Benchmark plus 20%. Credit sector exposure will be limited to the sector’s representation within the Benchmark minus 10%.
For liquidity, as a result of cash flows due to contributions and withdrawals, and for temporary defensive purposes in order to respond to unusual market conditions, the Fund may invest all or any portion of its assets in cash and cash equivalents.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including affiliated money market funds.
Investment Process: The Portfolio Management (PM) team buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the PM team looks for individual fixed income investments that it believes will perform well over market cycles. The team is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction.
As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such
2  |  J.P. Morgan Exchange-Traded Funds

changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging markets countries, which can increase the risks of loss.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest
July 1, 2025  |  3

JPMorgan Active Bond ETF (continued)
rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Derivatives Risk. Derivatives, including foreign forward currency contracts, options, futures contracts and swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counter-party risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
ETF Shares Trading Risk. Shares are listed for trading on the New York Stock Exchange LLC (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants).
4  |  J.P. Morgan Exchange-Traded Funds

To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past year. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the Bloomberg U.S. Aggregate Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
YEAR-BY-YEAR RETURNS

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.31%
2024

Best Quarter	3rd quarter, 2024	5.62%
Worst Quarter	4th quarter, 2024	-2.78%

The Fund’s year-to-date total return	through	3/31/25	was	3.15%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Life of Fund since
	1 Year	10/11/2023
SHARES
Return Before Taxes	3.31%	8.50%
Return After Taxes on Distributions	1.41	6.50
Return After Taxes on Distributions and Sale of Fund Shares	1.95	5.64
BLOOMBERG U.S. AGGREGATE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	1.25	6.49
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
July 1, 2025  |  5

JPMorgan Active Bond ETF (continued)
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard Figuly	2023	Managing Director
Justin Rucker	2023	Managing Director
Andrew Melchiorre	2023	Managing Director
Edward Fitzpatrick III	2023	Managing Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
6  |  J.P. Morgan Exchange-Traded Funds

JPMorgan Core Plus Bond ETF
Ticker: JCPB
What is the goal of the Fund?
The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Total Annual Fund Operating Expenses	0.40
Fee Waivers and/or Expense Reimbursements [2]	-0.02
Total Annual Fund Operating Expenses after Fee Waiv- ers and/or Expense Reimbursements [2]	0.38
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
2
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.38% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 6/30/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the
Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	39	126	222	503
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 111% of the average value of its portfolio.
What are the Fund’s main investment strategies?
As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities and asset-backed, mortgage-related and mortgage-backed securities. The Fund also may invest in debt securities rated below investment grade (i.e., high yield or junk bonds) or the unrated equivalent, including from foreign and emerging markets.
As a matter of non-fundamental policy, the Fund will ordinarily invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund will provide shareholders at least 60 days prior notice of any change of this policy. The Fund’s average weighted maturity will ordinarily range between five and twenty years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).
The adviser will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 70% of the Fund’s Assets will be invested in securities that, at the time of purchase, are rated
July 1, 2025  |  7

JPMorgan Core Plus Bond ETF (continued)
investment grade by a nationally recognized statistical rating organization or in securities that are unrated but are deemed by the adviser to be of comparable quality. The balance of the Fund’s Assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 30% of its Assets in below investment grade securities (or the unrated equivalent). Such securities may include so called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. As part of its principal investment strategy, the Fund may invest in debt securities structured as private placements, restricted securities and other unregistered securities.
The Fund may invest a significant portion of its Assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase. The Fund may also enter into “dollar rolls” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.
Up to 25% of the Fund’s Assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets), but do not include collateralized loan obligations (CLOs) that are denominated in U.S. dollars. The Fund’s investments in below investment grade securities or the unrated equivalent including below investment grade foreign securities will not, under normal circumstances, exceed more than 30% of the Fund’s Assets.
In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forward contracts as tools in the management of portfolio assets.
The Fund may use derivatives to hedge various investments, for risk management, for efficient portfolio management and/ or to increase income or gain to the Fund. In addition to the mortgage dollar rolls as described above, the Fund may utilize other relative value strategies involving credit-oriented trades, combinations of derivatives, and combinations of derivatives and fixed income securities. The Fund may also utilize foreign currency derivatives such as currency forwards to hedge its non-dollar investments back to the U.S. dollar or use such derivatives to gain or adjust exposure to particular foreign securities, markets or currencies.
The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. The Fund may invest in other ETFs in order to gain exposure to particular markets, including foreign and emerging markets, or asset classes.
The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, legal provisions and the structure of the transactions. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers or countries in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including affiliated money market funds.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
8  |  J.P. Morgan Exchange-Traded Funds

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal
National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial
July 1, 2025  |  9

JPMorgan Core Plus Bond ETF (continued)
reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risk of loss.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although currently the Fund anticipates at least 50% of the Fund’s net assets will be denominated in U.S. dollars or hedged back to U.S. dollars, the Fund has the flexibility to have greater exposure to non-U.S. dollar investments. In addition, the Fund’s use of foreign currency derivatives may not be successful, including due to delays in placing trades and other operational limitations, in hedging non-dollar investments back to the U.S. dollar and the use of such strategies may lower the Fund’s potential returns.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss (including substantial or total loss), greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the issuer of a loan participation. Loans that are deemed to be liquid at the time of purchase may become illiquid.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the Loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans or high yield securities, increase the claims against assets that are permitted against collateral securing Loans or high yield securities or otherwise manage their business in ways that
10  |  J.P. Morgan Exchange-Traded Funds

could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the Loans and high yield instruments held by the Fund.
No active trading market may exist for some of the instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.
Derivatives Risk. Derivatives, including foreign forward currency contracts, options, futures contracts and swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counter-party risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
July 1, 2025  |  11

JPMorgan Core Plus Bond ETF (continued)
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
CPI-U Strategy Risk. The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”
ETF and Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of an ETF or other investment company. The price and movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their NAV (also known as a discount).
Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and engaging in mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Covenant Lite Loan Risk. The Fund may invest in, or obtain exposure to, Loans that are “covenant lite.” Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past five calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares the Fund’s performance to the Bloomberg U.S. Aggregate Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
12  |  J.P. Morgan Exchange-Traded Funds

YEAR-BY-YEAR RETURNS

15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
9.21%
-0.50%
-12.60%
7.04%
2.97%
2020
2021
2022
2023
2024

Best Quarter	4th quarter, 2023	6.94%
Worst Quarter	1st quarter, 2022	-5.60%

The Fund’s year-to-date total return	through	3/31/25	was	2.92%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Past	Life of Fund since
	1 Year	5 Years	01/28/2019
SHARES
Return Before Taxes	2.97%	0.92%	2.11%
Return After Taxes on Distributions	0.85	-0.50	0.67
Return After Taxes on Distributions and Sale of Fund Shares	1.75	0.11	1.02
BLOOMBERG U.S. AGGREGATE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	1.25	-0.33	1.08
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Kay Herr	2023	Managing Director
Richard Figuly	2019	Managing Director
J. Andrew Norelli	2019	Managing Director
Lisa Coleman*	2020	Managing Director
Thomas Hauser	2020	Managing Director
Priya Misra	2024	Managing Director
Vikas Pathani	2025	Managing Director
*
Ms. Coleman has announced her retirement from JPMIM effective March 2026. Until her retirement, Ms. Coleman will continue to serve on the portfolio management team, and upon her retirement, Messrs. Figuly, Norelli, Hauser, Pathani and Mses. Herr and Misra will continue to be responsible for the management of the Fund.
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for
July 1, 2025  |  13

JPMorgan Core Plus Bond ETF (continued)
the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
14  |  J.P. Morgan Exchange-Traded Funds

JPMorgan Income ETF
Ticker: JPIE
What is the goal of the Fund?
The Fund seeks to provide income with a secondary objective of capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Total Annual Fund Operating Expenses	0.40
Fee Waivers and/or Expense Reimbursements [2]	-0.01
Total Annual Fund Operating Expenses after Fee Waiv- ers and/or Expense Reimbursements [2]	0.39
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
2
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, costs of shareholder meetings, and extraordinary expenses) exceed 0.39% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 6/30/26, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the
Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/26 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	40	127	223	504
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks to achieve its objective by investing opportunistically among multiple debt markets and sectors that the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) believes have high potential to produce income and have low correlations to each other in order to manage risk. The Fund is flexible and not managed to a benchmark. This allows the Fund to shift its allocations based on changing market conditions, which may result in investing in a single or multiple markets and sectors. The adviser seeks to manage distributions throughout the year to help reduce fluctuations in monthly dividends. “Income” in the Fund’s name refers to the Fund’s strategy of seeking to provide income by investing opportunistically across different markets and sectors. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
The Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity. The Fund may invest in fixed and floating rate debt securities issued in both U.S. and foreign markets, including countries whose economies are less developed (emerging markets). The Fund has discretion to focus its investments in one or more regions or small groups of countries including both U.S. and foreign markets including emerging markets. The Fund invests primarily in U.S. dollar denominated securities, although the Fund may also invest in non-dollar denominated securities. The Fund currently anticipates that it will invest no more than 10% of its total assets in non-dollar denominated securities, although, from
July 1, 2025  |  15

JPMorgan Income ETF (continued)
time to time, the Fund may invest a greater percentage of its assets in non-dollar denominated securities to take advantage of market conditions.
In connection with managing volatility, the Fund seeks to maintain a duration of ten years or less, although, under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than ten years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).
Although the Fund has the flexibility to invest above 65% of its total assets in investments that are rated below investment grade (also known as junk bonds or high yield securities) or the unrated equivalent to take advantage of market opportunities, under normal market conditions the Fund invests at least 35% of its total assets in investments that, at the time of purchase, are rated investment grade or the unrated equivalent.
Below investment grade securities may include so-called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries.
A significant portion of the Fund’s assets may be invested in asset-backed securities, mortgage-related securities and mortgage-backed securities. Such securities may be structured as collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund also may invest in inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. The Fund may also invest in structured investments and adjustable rate mortgage loans (ARMs). The Fund may invest a significant amount of its assets in sub-prime mortgage-related securities.
The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).
The Fund may also invest in mortgage pass-through securities including securities eligible to be sold on the “to-be-announced” or TBA market (mortgage TBAs). The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell mortgage TBAs short.
The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund may also invest in inflation-linked debt securities issued by other entities such as corporations, foreign governments and foreign issuers. The Fund may invest in loan participations and assignments (Loans) and commitments to purchase Loans (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior (Junior Loans) and bridge loans.
The Fund may also invest in convertible securities and preferred stock that the adviser believes will produce income or generate return. The Fund also may use bank obligations, commercial paper, corporate debt securities, custodial receipts, inverse floating rate instruments, municipal securities, private placements, restricted securities and other unregistered securities, real estate investment trusts (REITs), short-term funding agreements, when-issued securities, delayed delivery securities and forward commitments, and zero-coupon, pay-in-kind and deferred payment securities. The securities in which the Fund invests may include debt securities issued by governments and their agencies, supranational organizations, corporations, and banks.
The Fund has flexibility to utilize derivatives and at times, use of such derivatives may be a principal strategy. Derivatives are instruments that have a value based on another instrument, exchange rate or index. Derivatives will be used primarily for hedging, including duration hedging, but may also be used as substitutes for securities in which the Fund can invest. Such derivatives may include futures contracts, options, swaps including interest rate and credit default swaps, and forward contracts. The Fund may also use derivatives for other hedging purposes (e.g., decreasing or increasing exposure to certain securities), to increase income and gain to the Fund, as part of its risk management process by establishing or adjusting exposure to particular securities, markets or currencies and/or to manage cash flows.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s assets may be invested in cash and cash equivalents.
In buying and selling investments for the Fund, the adviser uses a flexible, opportunistic approach that combines strategy and sector rotation (asset allocation). Strategy rotation refers to the shifting of investments among the multiple debt markets in which the Fund may invest. Sector rotation refers to the shifting of investments from one or more sectors (for example, high yield) into one or more other sectors (for example, emerging markets). For each strategy/sector, dedicated specialists provide security research and recommendations to the lead
16  |  J.P. Morgan Exchange-Traded Funds

portfolio managers. Buy and sell decisions are based on fundamental, quantitative and technical analysis, including the expected potential to generate income. As part of its risk management strategy, the adviser typically will invest in multiple strategies/sectors, but, as part of the Fund’s opportunistic strategy, the adviser has flexibility to invest in a single or small number of strategies/sectors from time to time. Due to the Fund’s flexible asset allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy or type of investment may become more pronounced when the Fund utilizes a single strategy or type of investment or only a few strategies or types of investments. Generally, the adviser will sell a security when, based on fundamental, quantitative and technical analysis and the considerations described above, the adviser believes the issuer’s credit quality will deteriorate materially or when the adviser believes that there is better relative value available in the market in securities of comparable quality. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers or countries in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate
Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Distribution Risk. The Fund is not designed to provide a predictable level of dividend income. The income payable on debt securities in general and the availability of investment opportunities varies based on market conditions. In addition, the Fund may not be effective in identifying income producing securities and managing distributions; as a result, the level of dividend income will fluctuate. The Fund’s investments are subject to various risks including the risk that the counterparty will not pay income when due which may adversely impact the
July 1, 2025  |  17

JPMorgan Income ETF (continued)
level and volatility of dividend income paid by the Fund. The Fund does not guarantee that distributions will always be paid or that such dividends will not fluctuate.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss (including substantial or total loss), greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the issuer of a loan participation.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the Loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans or high yield securities, increase the claims against assets that are permitted against collateral securing Loans or high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the Loans and high yield instruments held by the Fund.
No active trading market may exist for some Loans and other instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Loans that are deemed to be liquid at the time of purchase may become illiquid. Certain Loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.
Covenant Lite Loan Risk. The Fund may invest in, or obtain exposure to, Loans that are “covenant lite.” Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.
Foreign Securities and Emerging Markets Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such countries. The Fund may also invest in non-dollar denominated securities. Investments in non-dollar denominated securities are subject to risks in addition to those summarized above including currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
18  |  J.P. Morgan Exchange-Traded Funds

Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging markets countries, which can increase the risks of loss.
Foreign Issuer Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although currently the Fund anticipates at least 50% of the Fund’s net assets will be denominated in U.S. dollars or hedged back to U.S. dollars, the Fund has the flexibility to have greater exposure to non-U.S. dollar investments. In addition, the Fund’s use of foreign currency derivatives may not be successful, including due to delays in placing trades and other operational limitations, in hedging non-dollar investments back to the U.S. dollar and the use of such strategies may lower the Fund’s potential returns.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund
July 1, 2025  |  19

JPMorgan Income ETF (continued)
may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
The Fund will be exposed to additional risk to the extent that it uses inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. If interest rates move in a manner not anticipated by the adviser, the Fund could lose all or substantially all of its investment in inverse IOs.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Equity Market Risk. The Fund’s investments in preferred shares and convertible securities are subject to equity market risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s portfolio securities goes down, your investment in the Fund decreases in value.
Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Certain types of convertible securities may decline in value or lose their value entirely if the issuer’s financial condition is significantly impaired.
Municipal Obligations and Securities Risk. Because the Fund may invest in municipal obligations, including municipal securities, the Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal obligations, such as state and local governments and their agencies. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.
The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the
20  |  J.P. Morgan Exchange-Traded Funds

institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. While interest earned on municipal obligations is generally not subject to federal income tax, any interest earned on taxable municipal obligations is fully taxable at the federal level and may be subject to state and/or local income tax.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.
Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and engaging in mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
Preferred Securities Risk. Preferred securities generally have a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a consequence, if the board of directors of an issuer does not declare dividends or distributions for the relevant dividend or distribution periods, the issuer will not be obligated to pay dividends or distributions on the relevant payment date, and such dividends and distributions may be forfeited. Holders of preferred securities typically do not have voting rights except in certain circumstances where they may be given only limited voting rights. Preferred securities also may be subject to optional or mandatory redemption provisions.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
REITs Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Derivatives Risk. Derivatives, including futures contracts, options, swaps including interest rate and credit default swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be particularly sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives also expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of
July 1, 2025  |  21

JPMorgan Income ETF (continued)
distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
22  |  J.P. Morgan Exchange-Traded Funds

The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past three calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the Bloomberg U.S. Aggregate Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
YEAR-BY-YEAR RETURNS

10.00%
5.00%
0.00%
-5.00%
-10.00%
7.51%
6.42%
-6.52%
2022
2023
2024

Best Quarter	4th quarter, 2023	4.75%
Worst Quarter	2nd quarter, 2022	-4.99%

The Fund’s year-to-date total return	through	3/31/25	was	2.07%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Life of Fund since
	1 Year	10/28/2021
SHARES
Return Before Taxes	6.42%	2.32%
Return After Taxes on Distributions	3.80	0.11
Return After Taxes on Distributions and Sale of Fund Shares	3.76	0.80
BLOOMBERG U.S. AGGREGATE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	1.25	-2.25
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
J. Andrew Norelli	2021	Managing Director
Andrew Headley	2021	Managing Director
Thomas Hauser	2021	Managing Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
July 1, 2025  |  23

JPMorgan Income ETF (continued)
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
24  |  J.P. Morgan Exchange-Traded Funds

JPMorgan International Bond Opportunities ETF
Ticker: JPIB
What is the goal of the Fund?
The Fund seeks to provide total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Total Annual Fund Operating Expenses	0.50
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	51	160	280	628
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks to achieve its investment objective by investing across sectors in developed and emerging markets located around the world. The Fund is flexible and opportunistic. Because the Fund is not managed to a benchmark, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) has broad discretion to shift the Fund’s exposure to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities. In buying and selling investments for the Fund, the adviser allocates the Fund’s exposure to strategies, sectors, countries and currencies based on the adviser’s analysis of individual investments and broader economic conditions in individual countries, regions and the world. This allows the adviser to take a conservative approach during uncertain periods and move into higher risk opportunities as market conditions improve, which may result in the Fund focusing in only a few markets and sectors. The Fund’s focus may change from time to time. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers or countries in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.
Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. “Assets” means net assets plus the amount of borrowings for investment purposes. A “bond” is defined as a debt security with a maturity of 90 days or more at the time of its issuance. The Fund’s assets are invested primarily in debt securities of issuers located in countries other than the United States. The Fund may invest in developed or emerging markets, including sovereign debt issued by countries in developed and emerging markets. Emerging markets currently include most countries in the world except Australia, Canada, Japan, New Zealand, the United States, the United Kingdom and most western European countries and Hong Kong. In managing the Fund, the adviser will seek to diversify the Fund’s portfolio by investing in issuers in at least three countries other than the U.S. under normal circumstances. The Fund may invest a substantial part of its assets in just one country and is not required to allocate its investments in any set percentages in any particular country. Currently, the Fund anticipates at least 50% of the Fund’s net assets will be denominated in U.S. dollars
July 1, 2025  |  25

JPMorgan International Bond Opportunities ETF (continued)
or hedged back to U.S. dollars. However, from time to time, the Fund may have greater exposure to non-U.S. dollar investments to take advantage of market conditions.
Although the Fund has the flexibility to invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities), or the unrated equivalent, the Fund generally invests at least 25% of the Fund’s Assets in securities that, at the time of purchase are rated investment grade or the unrated equivalent. The Fund has flexibility to decrease the percentage of Assets invested in investment grade securities at any time to take advantage of higher risk opportunities when market conditions are improving.
The Fund has broad flexibility to invest in a wide variety of debt securities and instruments. The Fund currently seeks to maintain a duration of eight years or less, although the Fund has the flexibility to maintain a longer duration under certain market conditions such as significant volatility in interest rates and spreads. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As part of its principal investment strategy, the Fund may invest in fixed and floating rate debt securities issued in developed and emerging markets. These securities may include debt securities issued by governments and their agencies, state and provincial governmental entities, supranational organizations, corporations and banks.
The Fund may also use currency related transactions involving currency derivatives as part of its primary investment strategy. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use currency derivatives including foreign forward currency contracts (including non-deliverable forwards) and currency options for hedging or to gain or manage exposure to currencies or securities. The adviser has flexibility to significantly increase the Fund’s exposure to currencies through the use of currency derivatives. The Fund may use foreign currency transactions and other derivatives to hedge non-dollar investments back to the U.S. dollar.
In addition to currency derivatives, the Fund may use other fixed income and credit derivatives including futures contracts, options and swaps (including credit default swaps and interest rate swaps). The Fund may use derivatives as substitutes for securities in which the Fund can invest. The Fund may also use derivatives to establish, increase, decrease, or manage exposure to securities, markets, or currencies including for hedging purposes, to seek to increase gain to the Fund and/or as part of its risk management process.
A significant portion of the Fund’s assets may be invested in asset-backed securities and mortgage-related and mortgage-backed securities. Such securities may be structured as collateralized mortgage obligations and stripped mortgage-backed securities, including those structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may also invest in structured investments including credit linked notes (CLNs) for which the reference instrument is an emerging markets or developed markets debt instrument, adjustable rate mortgage loans (ARMs), custodial receipts and credit risk transfer securities and credit-linked notes issued by government-related organizations. The Fund may invest a significant amount of its assets in “sub-prime” mortgage-related securities.
The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).
The Fund may also invest in mortgage pass-through securities including securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including Mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell Mortgage TBAs short.
The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund may also invest in inflation-linked debt securities issued by other entities such as corporations, foreign governments and foreign issuers.
The Fund may also invest in when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities, pay-in-kind securities, inverse floating rate securities, short-term funding agreements and deferred payment securities.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
26  |  J.P. Morgan Exchange-Traded Funds

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risk of loss.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate debt securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more
July 1, 2025  |  27

JPMorgan International Bond Opportunities ETF (continued)
generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although currently the Fund anticipates at least 50% of the Fund’s net assets will be denominated in U.S. dollars or hedged back to U.S. dollars, the Fund has the flexibility to have greater exposure to non-U.S. dollar investments. In addition, the Fund’s use of foreign currency derivatives may not be successful, including due to delays in placing trades and other operational limitations, in hedging non-dollar investments back to the U.S. dollar and the use of such strategies may lower the Fund’s potential returns.
High Yield Securities Risk. The Fund invests in securities including junk bonds and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss (including substantial or total loss), greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, liquidity risks, prepayment risks, and lack of publicly available information. High yield securities that are deemed to be liquid at the time of purchase may become illiquid.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by the Fund.
No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk may be more pronounced for the Fund. When instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Derivatives Risk. Derivatives, including foreign forward currency contracts, options, futures contracts and swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counter-party risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks
28  |  J.P. Morgan Exchange-Traded Funds

involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
Strategy Risk. The Fund uses a flexible asset allocation approach which may result in the adviser focusing on only a few strategies, sectors, countries or currencies. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and risk associated with an individual strategy, sector, country or currency may become more pronounced particularly when the Fund utilizes only a few strategies or types of investments. The Fund’s currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the adviser expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Using currency derivative strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages, credit risk transfer securities and credit-linked notes issued by government-related organization that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.
The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or special purpose vehicle (SPV), respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk.” Below.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to
July 1, 2025  |  29

JPMorgan International Bond Opportunities ETF (continued)
reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Structured Investment Risk. Certain structured investments including CLNs are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such instruments, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and engaging in mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income
(including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative
30  |  J.P. Morgan Exchange-Traded Funds

emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past seven calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares the Fund’s performance to the Bloomberg Multiverse ex-USA (USD Hedged) Index. As of 9/14/20, the Fund changed its investment strategies. In view of these changes, the Fund’s performance record prior to this period might be less pertinent for investors considering whether the purchase Shares of the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
YEAR-BY-YEAR RETURNS

15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-1.65%
10.85%
6.27%
0.55%
-5.94%
7.84%
3.90%
2018
2019
2020
2021
2022
2023
2024

Best Quarter	2nd quarter, 2020	6.36%
Worst Quarter	2nd quarter, 2022	-6.87%

The Fund’s year-to-date total return	through	3/31/25	was	1.69%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Past	Life of Fund since
	1 Year	5 Years	04/05/2017
SHARES
Return Before Taxes	3.90%	2.40%	3.20%
Return After Taxes on Distributions	1.98	0.92	1.57
Return After Taxes on Distributions and Sale of Fund Shares	2.29	1.19	1.74
BLOOMBERG MULTIVERSE EX-USA (USD HEDGED) INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	5.04	1.06	2.35
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
July 1, 2025  |  31

JPMorgan International Bond Opportunities ETF (continued)
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Bob Michele	2017	Managing Director
Iain Stealey	2017	Managing Director
Lisa Coleman*	2020	Managing Director
Peter Aspbury	2020	Managing Director
Andreas Michalitsianos	2025	Managing Director
*
Ms. Coleman has announced her retirement from JPMIM effective March 2026. Until her retirement, Ms. Coleman will continue to serve on the portfolio management team, and upon her retirement, Messrs. Michele, Stealey, Aspbury and Michalitsianos will continue to be responsible for the management of the Fund.
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
32  |  J.P. Morgan Exchange-Traded Funds

JPMorgan Municipal ETF
Ticker: JMUB
What is the goal of the Fund?
The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes. Exclusion from gross income for federal income tax purposes may not mean exclusion form the federal alternative minimum tax.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%
Total Annual Fund Operating Expenses	0.18
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	18	58	101	230
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes. Up to 25% of the Fund’s Assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals.
Municipal securities are debt securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include variable rate demand obligations, variable rate demand preferred securities, short-term municipal notes, tax exempt commercial paper, private activity and industrial development bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes or other short term notes, private placements and participations in pools of municipal securities.
Municipal securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.
Additionally, municipal securities include other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities.
There may be times when there are not enough municipal securities available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.
July 1, 2025  |  33

JPMorgan Municipal ETF (continued)
The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in municipal mortgage-backed and asset-backed securities. The Fund may invest a significant portion or all of its assets in municipal mortgage-backed securities at the adviser’s discretion.
The securities in which the Fund invests may have fixed rates of return or floating or variable rates.
The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements. Up to 20% of the Fund’s assets may be held in cash and cash equivalents.
The Fund may invest more than 25% of its total assets in municipal obligations, the interest upon which is paid from revenues of projects within a single sector, such as housing or healthcare.
As part of its investments in municipal securities, the Fund invests primarily in investment grade securities or the unrated equivalent. Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investors Service Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the adviser to be of comparable quality. Up to 20% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. The market for municipal junk bonds is small and relatively less liquid than taxable junk bonds. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund may also invest in zero-coupon securities.
The average dollar weighted maturity of the Fund’s portfolio is expected to be between three and twelve years. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.
Up to 20% of the Fund may be invested in money market funds, including affiliated money market funds, or cash.
Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across sectors to seek to identify financially material issues with respect to the Fund’s investments in municipal issuers and ascertain key issues that merit engagement with municipal issuers. These assessments may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on interest rates. If rates increase, the value of the Fund’s investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
34  |  J.P. Morgan Exchange-Traded Funds

Municipal Obligations and Securities Risk. Because the Fund may invest in municipal obligations, including municipal securities, the Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal obligations, such as state and local governments and their agencies. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.
The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. While interest earned on municipal obligations is generally not subject to federal income tax, any interest earned on taxable municipal obligations is fully taxable at the federal level and may be subject to state and/or local income tax.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of either rising or declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividend and yield. In either periods of rising or declining interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. Collateralized mortgage obligations (CMOs), interest-only (IOs) and principal-only (POs) stripped mortgage-backed securities are more volatile and may be subject to a higher risk of non-payment than other mortgage related securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the
July 1, 2025  |  35

JPMorgan Municipal ETF (continued)
nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Alternative Minimum Tax Risk. The Fund may invest its assets in municipal securities, the interest on which may be subject to the federal alternative minimum tax.
Taxability Risk. There is no guarantee that all of the Fund’s income from municipal investments will remain exempt from federal or state or local income taxes. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable or there may be unfavorable changes in tax laws or noncompliant conduct of a securities issuer that may cause income from all or certain municipal securities to be taxable. In order to pay tax-exempt interest, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. If the Fund fails to meet the requirements necessary to pay out exempt-interest dividends to its shareholders, the income distributions resulting from all of its investments, including its municipal securities, may be subject to federal income tax when received by shareholders.
In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Concentration Risk. The Fund may invest more than 25% of its Assets in municipal securities, the interest upon which is paid from revenues of projects within a single sector, such as housing and healthcare. As a result, the Fund could be more susceptible to developments which affect those sectors.
High Yield Securities Risk. The Fund may invest in securities that are issued by municipalities that are highly leveraged, less creditworthy or financial distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss (including substantial or total loss), greater sensitivity to economic changes, valuation difficulties and potential illiquidity.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by the Fund.
Zero-Coupon and Deferred Payment Securities Risk. The market value of a zero-coupon or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree in changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements
36  |  J.P. Morgan Exchange-Traded Funds

are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Auction Rate Securities Risk. The auction rate municipal securities the Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases
July 1, 2025  |  37

JPMorgan Municipal ETF (continued)
materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past six calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares the Fund’s performance to the Bloomberg US Municipal Index and Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
YEAR-BY-YEAR RETURNS

10.00%
5.00%
0.00%
-5.00%
-10.00%
8.51%
4.94%
1.58%
-7.53%
6.07%
1.94%
2019
2020
2021
2022
2023
2024

Best Quarter	4th quarter, 2023	6.66%
Worst Quarter	1st quarter, 2022	-6.04%

The Fund’s year-to-date total return	through	3/31/25	was	0.04%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Past	Life of Fund since
	1 Year	5 Years	10/29/2018
SHARES
Return Before Taxes	1.94%	1.29%	2.86%
Return After Taxes on Distributions	1.94	1.24	2.73
Return After Taxes on Distributions and Sale of Fund Shares	2.57	1.54	2.74
BLOOMBERG US MUNICIPAL INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	1.05	0.99	2.34
BLOOMBERG U.S. 1-15 YEAR BLEND (1-17) MUNICIPAL BOND INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	0.88	1.08	2.22
38  |  J.P. Morgan Exchange-Traded Funds

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Michelle V. Hallam	2018	Managing Director
Michael R. Myers	2018	Executive Director
Rachel Betton	2024	Managing Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes. When your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, you may be subject to federal income tax on ordinary income or capital gains upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2025  |  39

JPMorgan Short Duration Core Plus ETF
Ticker: JSCP
What is the goal of the Fund?
The Fund seeks total return, consistent with preservation of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.33%
Total Annual Fund Operating Expenses	0.33
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	34	106	185	418
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Consistent with the Fund’s dual objective of seeking total return and preservation of capital, the Fund uses a multi-sector strategy in order to create a diversified portfolio that generates total return while managing risk. The Fund principally invests in traditional fixed income sectors (for example, investment grade corporate bonds), while also having the flexibility to allocate its assets to extended sectors such as below investment grade securities (also known as high yield or junk bonds) and foreign and emerging markets debt. The Fund may invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, asset-backed, mortgage-related and mortgage-backed securities, mortgage TBAs, private placements, credit risk transfer securities, credit-linked notes, restricted securities and other unregistered securities, and variable and floating rate instruments. Under normal conditions, at least 70% of the Fund’s net assets must be invested in securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization (NRSRO) or in securities that are unrated but are deemed by the adviser to be of comparable quality. The Fund will not invest more than 30% of its net assets in below investment grade securities (or the unrated equivalent) under normal conditions. Up to 25% of the Fund’s net assets may be invested in foreign securities including sovereign and agency debt.
The Fund seeks to maintain a duration of three years or less, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than three years. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three years” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).
The Fund may invest across the full range of market sectors. As of the date of this prospectus, ranges for certain broad market sectors are as follows. The Fund may change these ranges if J.P. Morgan Investment Inc. (JPMIM or the adviser) determines in its discretion that the market environment has significantly changed.
40  |  J.P. Morgan Exchange-Traded Funds

Market Sector	Min	Max
U.S. Treasury & Agency	10%	50%
U.S. Agency Residential Mortgage-Backed Securities	10%	30%
Asset-Backed Securities	0%	20%
Commercial Mortgage-Backed Securities	0%	20%
Investment Grade Corporate Debt Securities	20%	50%
High Yield Corporate Debt	0%	20%
Emerging Markets Debt	0%	15%
The adviser will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 70% of the Fund’s net assets must be invested in securities that, at the time of purchase, are rated investment grade by a NRSRO or in securities that are unrated but are deemed by the adviser to be of comparable quality. The balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal conditions, invest more than 30% of its net assets in below investment grade securities (or the unrated equivalent). Such securities may include so called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries.
Up to 25% of the Fund’s Assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets), but do not include collateralized loan obligations (CLOs) that are denominated in U.S. dollars. Such investments may include below investment grade securities or the unrated equivalent subject to the limitations on below investment grade securities described above. The Fund’s investments may include securities denominated in foreign currencies. Currently, the Fund anticipates at least 85% of the Fund’s net assets will be denominated in U.S. dollars or hedged back to U.S. dollars. However, from time to time, the Fund may have greater exposure to non-U.S. dollar investments to take advantage of market conditions.
The Fund may invest a significant portion of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities. The Fund expects to invest no more than 25% of its assets in “sub-prime” mortgage-related securities at the time of purchase. The Fund may also enter into “dollar rolls” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.
In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forward contracts as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In addition to the mortgage dollar rolls as described above, the Fund may utilize other relative value strategies involving credit-oriented trades (such as credit default swaps or credit default swap indices), combinations of derivatives, and combinations of derivatives and fixed income securities. The Fund may also utilize foreign currency derivatives such as currency forwards to hedge its non- dollar investments back to the U.S. dollar or use such derivatives to gain or adjust exposure to particular foreign securities, markets or currencies.
Investment Process: The adviser uses both a top down and bottom up research process as well as a combination of fundamental and quantitative inputs to allocate the Fund’s assets among a range of sectors. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis to address the Fund’s dual objective of seeking total return and preservation of capital. Such analysis includes an evaluation of interest rate risk, credit risk, duration, liquidity, currency risk, legal provisions and the structure of the transaction. Generally, the adviser will sell a security when, based on fundamental credit analysis and the considerations described above, the adviser believes the issuer’s credit quality or the investment’s valuation will materially deteriorate or when the adviser believes that there is better relative value available in the market in other investments. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers or countries in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.
July 1, 2025  |  41

JPMorgan Short Duration Core Plus ETF (continued)
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risk of loss.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate debt securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase
42  |  J.P. Morgan Exchange-Traded Funds

in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
Foreign Issuer Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although currently the Fund anticipates at least 50% of the Fund’s net assets will be denominated in U.S. dollars or hedged back to U.S. dollars, the Fund has the flexibility to have greater exposure to non-U.S. dollar investments. In addition, the Fund’s use of foreign currency derivatives may not be successful, including due to delays in placing trades and other operational limitations, in hedging non-dollar investments back to the U.S. dollar and the use of such strategies may lower the Fund’s potential returns.
High Yield Securities Risk. The Fund invests in securities including junk bonds and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss (including substantial or total loss), greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, liquidity risks, prepayment risks, and lack of publicly available information. High yield securities that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the securities and certain investments may be subject to restrictions on resale. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some securities may have a more limited secondary market, liquidity risk may be more pronounced for the Fund. When securities are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Derivatives Risk. Derivatives, including foreign forward currency contracts, options, futures contracts and swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counter-party risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to
July 1, 2025  |  43

JPMorgan Short Duration Core Plus ETF (continued)
make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages, credit risk transfer securities and credit-linked notes issued by government-related organization that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.
The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or special purpose vehicle (SPV), respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk.” Below.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and engaging in mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
44  |  J.P. Morgan Exchange-Traded Funds

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past three calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the Bloomberg U.S. Aggregate Index and Bloomberg 1-5 Year
July 1, 2025  |  45

JPMorgan Short Duration Core Plus ETF (continued)
Government/Credit Index. The Bloomberg U.S. Aggregate Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Bloomberg 1-5 Year Government/Credit Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
YEAR-BY-YEAR RETURNS

10.00%
5.00%
0.00%
-5.00%
-10.00%
6.22%
5.08%
-5.82%
2022
2023
2024

Best Quarter	4th quarter, 2023	4.01%
Worst Quarter	1st quarter, 2022	-3.53%

The Fund’s year-to-date total return	through	3/31/25	was	2.01%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Life of Fund since
	1 Year	03/01/2021
SHARES
Return Before Taxes	5.08%	1.41%
Return After Taxes on Distributions	3.06	0.07
Return After Taxes on Distributions and Sale of Fund Shares	2.98	0.50
BLOOMBERG U.S. AGGREGATE INDEX[1] (Reflects No Deduction for Fees, Expenses, or Taxes)	1.25
BLOOMBERG 1-5 YEAR GOVERNMENT/ CREDIT INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	3.76	0.56
1
As a result of new regulatory requirements, the Fund's regulatory index has changed from Bloomberg 1-5 Year Government/Credit Index to the Bloomberg U.S. Aggregate Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Cary Fitzgerald	2021	Managing Director
Kay Herr	2023	Managing Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
46  |  J.P. Morgan Exchange-Traded Funds

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2025  |  47

JPMorgan Ultra-Short Income ETF
Class/Ticker: JPST
What is the goal of the Fund?
The Fund seeks to provide current income while seeking to maintain a low volatility of principal.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%
Total Annual Fund Operating Expenses	0.18
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	18	58	101	230
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its Assets in investment grade, U.S. dollar denominated short-term fixed, variable and floating rate debt. “Assets” means net assets, plus the amount of borrowings for investment purposes. As part of its principal investment strategy, the Fund may invest in corporate securities, asset-backed securities, mortgage-backed and mortgage-related securities, and high quality money market instruments such as commercial paper and certificates of deposit. The Fund may also invest in U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (STRIPS)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by foreign governments, repurchase agreements, when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities and privately placed securities. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities.
The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest more than 25% of its assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its assets in this industry as a temporary defensive measure.
The Fund seeks to maintain a duration of one year or less, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than one year. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “one” means that a security’s or portfolio’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates (assuming a parallel shift in yield curve).
For purposes of the Fund’s 80% policy, the investment grade U.S. dollar denominated short-term fixed, variable and floating rate debt securities in which the Fund will invest will carry a minimum short-term rating of P-2, A-2 or F2 or better by Moody’s Investors Service Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or a minimum long-term rating of Baa3, BBB–, or BBB– by Moody’s, S&P, or Fitch, respectively, or the equivalent by another NRSRO at the time of investment or if such investments are unrated, deemed by J.P. Morgan Investment Management Inc. (JPMIM or the adviser) to be of comparable quality at the time of investment. The Fund also may invest in securities rated below investment grade (i.e., high yield bonds, also called
48  |  J.P. Morgan Exchange-Traded Funds

junk bonds or non-investment grade bonds) or the unrated equivalent. These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund may invest a significant portion of its assets in mortgage-related and mortgage-backed, as well as restricted securities, at the adviser’s discretion. The asset-backed securities in which the Fund may invest include “sub-prime” securities and collateralized loan obligations (CLOs).
The Fund may use futures contracts in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or to seek to increase income or gain to the Fund.
The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash, money market funds and cash equivalents.
Investment Process: Because the Fund is not managed to a benchmark, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) has broad discretion to shift the Fund’s exposure to strategies and sectors based on changing market conditions and its view of the best mix of investment opportunities. The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the transaction. As part of its security selection strategy, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Foreign Securities Risk. U.S. dollar denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs, delayed settlement, possible foreign controls on investments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain
July 1, 2025  |  49

JPMorgan Ultra-Short Income ETF (continued)
economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate debt securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
High Yield Securities Risk. The Fund may invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss (including substantial or total loss), greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, liquidity risks, prepayment risks, and lack of publicly available information. High yield securities that are deemed to be liquid at the time of purchase may become illiquid.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by the Fund.
No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity risk may be more pronounced for the Fund. When instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Derivatives Risk. Derivatives, such as futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to
50  |  J.P. Morgan Exchange-Traded Funds

make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Asset-backed securities in which the Fund may invest also include CLOs, which are trusts or other special purpose entities (SPEs) collateralized by pools of loans.
Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.
The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Zero-Coupon Securities Risk. The market value of a zero-coupon security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
Industry and Sector Focus Risk. Because the Fund may invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry may have a disproportionate impact on the Fund. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other
July 1, 2025  |  51

JPMorgan Ultra-Short Income ETF (continued)
industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.
Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the investment company.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Non-Money Market Fund Risk. The Fund is not a money market fund. Although the Fund seeks to provide low volatility of principal, the Fund’s NAV and market value will fluctuate every day and these fluctuations may be significant on certain days. Also, the Fund is not subject to the liquidity requirements and investment and credit quality restrictions applicable to money market funds. There can be no guarantee that the Fund will generate higher returns than money market funds. Because the Fund is not a money market fund, it does not qualify for the special money market fund tax treatment or tax accounting methods under Treasury regulations.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
52  |  J.P. Morgan Exchange-Traded Funds

The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past seven calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares the Fund’s performance to the Bloomberg U.S. Aggregate Index and ICE BofA 3-Month US Treasury Bill Index. The Bloomberg U.S. Aggregate Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The ICE BofA 3-Month US Treasury Bill Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index.
Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
SOURCE ICE DATA INDICES, LLC (“ICE DATA”), IS USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES AND BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND THE ADVISER, OR ANY OF ITS PRODUCTS OR SERVICES.
YEAR-BY-YEAR RETURNS

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.19%
3.36%
2.18%
0.17%
1.06%
5.17%
5.60%
2018
2019
2020
2021
2022
2023
2024

Best Quarter	2nd quarter, 2020	2.47%
Worst Quarter	1st quarter, 2020	-1.04%

The Fund’s year-to-date total return	through	3/31/25	was	1.28%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Past	Life of Fund since
	1 Year	5 Years	05/17/2017
SHARES
Return Before Taxes	5.60%	2.81%	2.71%
Return After Taxes on Distributions	3.41	1.66	1.64
Return After Taxes on Distributions and Sale of Fund Shares	3.29	1.66	1.61
BLOOMBERG U.S. AGGREGATE INDEX[1] (Reflects No Deduction for Fees, Expenses, or Taxes)	1.25	-0.33	1.06
ICE BOFA 3-MONTH US TREASURY BILL INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	5.25	2.47	2.25
1
As a result of new regulatory requirements, the Fund's regulatory index has changed from ICE BofA 3- Month US Treasury Bill Index to the Bloomberg U.S. Aggregate Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
July 1, 2025  |  53

JPMorgan Ultra-Short Income ETF (continued)
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
James McNerny	2017	Managing Director
David Martucci	2017	Managing Director
Cecilia Junker	2017	Managing Director
Kyongsoo Noh	2017	Managing Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
54  |  J.P. Morgan Exchange-Traded Funds

JPMorgan Ultra-Short Municipal Income ETF
Ticker: JMST
What is the goal of the Fund?
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%
Total Annual Fund Operating Expenses	0.18
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	18	58	101	230
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes. Up to 25% of the Fund’s Assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals.
Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include variable rate demand obligations, variable rate demand preferred securities, short-term municipal notes, municipal bonds, tax exempt commercial paper, private activity and industrial development bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes or other short term notes, private placements and participations in pools of municipal securities. At times, the Fund may invest a significant amount of its assets in municipal securities that may be subject to the federal alternative minimum tax for individuals.
Municipal securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.
Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities.
The Fund invests in a portfolio of municipal securities with an average weighted maturity of two years or less. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in the Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.
The securities in which the Fund invests may have fixed rates of return or floating or variable rates.
July 1, 2025  |  55

JPMorgan Ultra-Short Municipal Income ETF (continued)
Up to 100% of the Fund’s assets may be invested in short-term municipal instruments such as variable rate demand notes, short-term municipal notes and tax-exempt commercial paper. Their yields will vary as interests rates change.
The Fund may invest more than 25% of its total assets in municipal obligations, the interest upon which is paid from revenues of projects within a single sector, such as housing or healthcare.
The Fund also invests in municipal mortgage-backed and asset-backed securities, as well as auction rate securities and restricted securities. The Fund may invest a significant portion or all of its assets in municipal mortgage-backed securities at the adviser’s discretion.
As part of its investments in municipal securities, the Fund invests primarily in investment grade securities or the unrated equivalent. Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investors Service Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the adviser to be of comparable quality. Up to 10% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. The market for municipal junk bonds is small and relatively less liquid than taxable junk bonds. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund may also invest in zero-coupon securities.
Up to 20% of the Fund may be invested in money market funds, including affiliated money market funds, or cash.
There may be times when there are not enough municipal securities available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.
The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.
Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. The adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the legal and technical structure of the transaction. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on certain issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across sectors to seek to identify financially material issues with respect to the Fund’s investments in municipal issues and ascertain key issues that merit engagement with municipal issuers. These assessments may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on interest rates. If rates increase, the value of the Fund’s investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Municipal Obligations and Securities Risk. Because the Fund may invest in municipal obligations, including municipal securities, the Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal obligations, such as state and local governments and their agencies. The risk of a municipal obligation generally depends on the financial and credit status of the issuer.
56  |  J.P. Morgan Exchange-Traded Funds

Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.
The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. While interest earned on municipal obligations is generally not subject to federal income tax, any interest earned on taxable municipal obligations is fully taxable at the federal level and may be subject to state and/or local income tax.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.
Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of either rising or declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividend and yield. In either periods of rising or declining interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. Collateralized mortgage obligations (CMOs), interest-only (IOs) and principal-only (POs) stripped mortgage-backed securities are more volatile and may be subject to a higher risk of non-payment than other mortgage related securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
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JPMorgan Ultra-Short Municipal Income ETF (continued)
Alternative Minimum Tax Risk. The Fund may invest its assets in municipal securities, the interest on which may be subject to the federal alternative minimum tax.
Taxability Risk. There is no guarantee that all of the Fund’s income from municipal investments will remain exempt from federal or state or local income taxes. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable or there may be unfavorable changes in tax laws or noncompliant conduct of a securities issuer that may cause income from all or certain municipal securities to be taxable. In order to pay tax-exempt interest, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. If the Fund fails to meet the requirements necessary to pay out exempt-interest dividends to its shareholders, the income distributions resulting from all of its investments, including its municipal securities, may be subject to federal income tax when received by shareholders.
In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Zero-Coupon and Deferred Payment Securities Risk. The market value of a zero-coupon or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree in changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. The Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject the Fund to additional risks and costs.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and
58  |  J.P. Morgan Exchange-Traded Funds

subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Concentration Risk. The Fund may invest more than 25% of its Assets in municipal securities, the interest upon which is paid from revenues of projects within a single sector, such as housing and healthcare. As a result, the Fund could be more susceptible to developments which affect those sectors.
Net Asset Value Risk. The Fund is not a money market fund. Therefore, the Fund does not attempt to maintain a stable NAV and is not subject to the rules that govern the diversity, quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. Unlike certain money market funds, the Fund’s NAV per share will fluctuate. Because the Fund is not a money market fund, it does not qualify for the special money market fund tax treatment or tax accounting methods under Treasury regulations.
High Yield Securities Risk. The Fund may invest in securities that are issued by municipalities that are highly leveraged, less creditworthy or financial distressed. These investments (known as junk bonds) are considered to be speculative and are subject
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JPMorgan Ultra-Short Municipal Income ETF (continued)
to greater risk of loss (including substantial or total loss), greater sensitivity to economic changes, valuation difficulties and potential illiquidity.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by the Fund.
Auction Rate Securities Risk. The auction rate municipal securities the Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past six calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares the Fund’s performance to the Bloomberg US Municipal Index and Bloomberg 1 Year Municipal Bond Index. The Bloomberg US Municipal Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Bloomberg 1 Year Municipal Bond Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index.
Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
YEAR-BY-YEAR RETURNS

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.15%
2.00%
0.29%
0.14%
3.53%
3.33%
2019
2020
2021
2022
2023
2024

Best Quarter	4th quarter, 2023	1.57%
Worst Quarter	1st quarter, 2022	-0.75%

The Fund’s year-to-date total return	through	3/31/25	was	0.81%	.
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AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Past	Life of Fund since
	1 Year	5 Years	10/16/2018
SHARES
Return Before Taxes	3.33%	1.85%	1.95%
Return After Taxes on Distributions	3.32	1.84	1.95
Return After Taxes on Distributions and Sale of Fund Shares	3.34	1.82	1.90
BLOOMBERG US MUNICIPAL INDEX[1] (Reflects No Deduction for Fees, Expenses, or Taxes)	1.05	0.99	2.38
BLOOMBERG 1 YEAR MUNICIPAL BOND INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	2.71	1.39	1.64
1
As a result of new regulatory requirements, the Fund's regulatory index has changed from Bloomberg 1 Year Municipal Bond Index to the Bloomberg U.S Municipal Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Curtis White	2018	Executive Director
Josh Brunner	2018	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the
Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes. When your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, you may be subject to federal income tax on ordinary income or capital gains upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2025  |  61

More About the Funds
Additional Information About the Funds’ Investment Strategies
Each Fund is an ETF, which is a fund that trades like other publicly-traded securities. Each Fund is not an index fund. Each Fund is actively managed and does not seek to replicate the performance of a specified index.
The name, investment objective and policies of a Fund may be similar to other funds advised by the adviser or its affiliates. However, the investment results of a Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of these funds. A new fund or a fund with fewer assets under management may be more significantly affected by purchases and redemptions of its Creation Units (as defined below) than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions, or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when a fund otherwise would not seek to do so. Such transactions may cause funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and a fund redeems Creation Units for cash, or otherwise cause a fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
Credit Quality. Certain Funds may invest all, or are required to invest a certain percentage, of their investments in investment grade securities or the unrated equivalent, while other Funds may invest all or a portion of their investments in below investment grade securities. Below investment grade securities are also called “high yield bonds”, “junk bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, the equivalent of BB+ or lower). These securities generally offer a higher yield than investment grade securities, but involve a higher degree of risk.
A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. The adviser will consider such an event in determining whether a Fund should continue to hold the security and is not required to sell a security in the event of a downgrade. The Funds use the methodology described below to determine the credit quality of their investments.
JPMorgan Municipal ETF and JPMorgan Ultra-Short Municipal Income ETF
For the Funds, investment grade securities are securities that have been determined to be investment grade (for example, the equivalent of BBB- or higher) based on ratings by the following nationally recognized statistical ratings organizations (NRSROs) - Moody’s Investors Service Inc. (Moody’s), S&P Global Ratings (S&P) or Fitch Ratings (Fitch) and the following methodology. If all three of these NRSROs rate the security, the middle rating is used to determine whether the security is investment grade. If only two of the three NRSROs rate the security, the lower rating is used to determine whether the security is investment grade. If only one of the three NRSROs rates a security, that rating will be used to determine if the security is investment grade. If none of these NRSROs rate a security, the adviser must determine that it is of comparable quality to an investment grade security or a non-investment grade security, respectively, in order for such security to be treated as an investment grade or a non-investment grade security, respectively.
JPMorgan Active Bond ETF, JPMorgan Core Plus Bond ETF, JPMorgan Income ETF, JPMorgan International Bond Opportunities ETF and JPMorgan Short Duration Core Plus ETF
For the Funds, investment grade securities are securities that have been determined to be investment grade (for example, the equivalent of BBB- or higher) based on ratings by the following NRSROs - Moody’s, S&P, Fitch, DBRS Morningstar, and Kroll and the following methodology. Securities that have received ratings from more than one of these NRSROs are considered investment grade if any one of the NRSROs has rated the security investment grade. If none of these NRSROs rate a security, the adviser must determine that it is of comparable quality to an investment grade security or a non-investment grade security, respectively, in order for such security to be treated as an investment grade or a non-investment grade security, respectively.
As indicated in the risk/return summaries, some of the Funds may invest in “sub-prime” mortgage-related securities. “Sub-prime” loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk for default. In generally, these borrowers have impaired or limited credit history.
Active Bond ETF
The Fund seeks to outperform (based on the Fund’s total return, gross of fees) the Benchmark over a market cycle, typically a 3-5 year time horizon.
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As a matter of non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets, plus the amount of any borrowings for investment purposes. As part of its main investment strategy, the Fund will invest primarily in investment grade corporate bonds, U.S. Treasury obligations, including treasury coupon strips and treasury principal strips, other U.S. government and agency securities, and asset-backed and mortgage-backed securities. Generally, the Fund’s bond holdings will have intermediate to long maturities. The Fund’s average weighted maturity will normally range between 4 and 12 years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. The dollar weighted average quality of the securities in the Fund generally will be A- or higher (or the equivalent). In addition, all securities will be U.S. dollar-denominated. The weighted average effective duration of the Fund will typically remain within +/-20% of the Benchmark. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “five years” means that a security’s or portfolio’s price would be expected to decrease by approximately 5% with a 1% increase in interest rates (assuming a parallel shift in yield curve). The Fund may also invest in private placements, restricted securities and other unregistered securities. Securities issued under Rule 144A or other private placements are eligible investments. The Fund may invest in sub-prime mortgage-related securities.
All securities will be rated investment grade (or the unrated equivalent) at the time of purchase. While the Fund may not purchase below investment grade securities, it may hold up to 5% in below investment grade securities. In addition, all securities will be U.S. dollar-denominated, although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The adviser may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities in the adviser’s discretion. As part of its principal investment strategy, the Fund may invest in debt securities structured as private placements, restricted securities and other unregistered securities.
In addition to direct investments in securities, derivatives, which are instruments that have value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund has flexibility to invest in derivatives to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. The Fund may use futures contracts, options, and swaps.
The Fund’s Assets may be invested in foreign securities, which will be denominated in USD. Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States.
Securitized sectors (agency MBS, ABS, CMBS, and non-agency RMBS) will be a minimum of the sector’s representation within the Benchmark plus 20%. Credit sector exposure will be limited to the sector’s representation within the Benchmark minus 10%.
For liquidity, as a result of cash flows due to contributions and withdrawals, and for temporary defensive purposes in order to respond to unusual market conditions, the Fund may invest all or any portion of its assets in cash and cash equivalents.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including affiliated money market funds.
Investment Process: The PM team buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the PM team looks for individual fixed income investments that it believes will perform well over market cycles. The team is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction.
The adviser also integrates financially material environmental, social and governance (ESG) factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
Average Weighted Maturity. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Usually, the longer
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More About the Funds (continued)
the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of the Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.
Additional Investment Strategies. Although not part of its principal investment strategy, the Fund may invest in adjustable rate mortgage loans, non-government foreign debt securities, mortgage dollar rolls, variable and floating rate securities, when-issued, delayed delivery securities and forward commitments, zero-coupon securities, pay-in-kind and deferred payment securities.
Core Plus Bond ETF
For purposes of the Fund’s non-fundamental policy to ordinarily invest at least 80% of its Assets in bonds, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance. Some examples of bonds include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.
The Fund may invest a significant portion of its Assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase. The Fund may also enter into “dollar rolls” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.
Up to 25% of the Fund’s Assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets), but do not include CLOs that are denominated in U.S. dollars. The Fund’s investments in below investment grade securities or the unrated equivalent including below investment grade foreign securities will not, under normal circumstances, exceed more than 30% of the Fund’s Assets.
The Fund may use derivatives, including futures, options, and swaps, to hedge various investments, for risk management, for efficient portfolio management and/or to increase income or gain to the Fund. In addition to the mortgage dollar rolls as described above, the Fund may utilize other relative value strategies involving credit-oriented trades, combinations of derivatives, and combinations of derivatives and fixed income securities. The Fund may also utilize foreign currency derivatives such as currency forwards to hedge its non-dollar investments back to the U.S. dollar or use such derivatives to gain or adjust exposure to particular foreign securities, markets or currencies. The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund.
The Fund may invest in other ETFs in order to gain exposure to particular markets including foreign and emerging markets, or asset classes. ETFs, whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, a Fund must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
The adviser allocates the Fund’s Assets among a range of sectors based on strategic positioning and other tactical considerations. The Fund’s allocations will be reviewed and rebalanced periodically, if appropriate. Individual portfolio managers will be responsible for day-to-day investment management decisions on the assets that are allocated to their respective sleeves; provided, however, the remaining credit of the portfolio, excluding distressed debt, will be managed across the ratings continuum. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, legal provisions and the structure of the transactions. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on certain
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issuers or countries in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including affiliated money market funds.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
Additional Investment Strategies. Although not part of its principal investment strategy, the Fund may invest in preferred shares, convertible securities including contingent convertible securities, loan participations and assignments (Loans), CLOs, preferred stock and common stock. With respect to common stock, the Fund may invest in common stock directly or in connection with the conversion of convertible securities or in connection with the reorganization and restructuring of an issuer.
The Fund may also invest from time to time in municipal securities.
The Fund may engage in short selling in which it must borrow a security it wants to sell short. This type of short selling is not currently a principal investment strategy of the Fund.
Income ETF
The Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity. The Fund may invest in fixed and floating rate debt securities issued in both U.S. and foreign and emerging markets. The Fund invests primarily in U.S. dollar denominated securities, although the Fund may also invest in non-dollar denominated securities. The Fund currently anticipates that it will invest no more than 10% of its total assets in non-dollar denominated securities, although, from time to time, the Fund may invest a greater percentage of its assets in non-dollar denominated securities to take advantage of market conditions.
In connection with managing volatility, the Fund seeks to maintain a duration of ten years or less, although, under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than ten years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). The yield curve shows the relationship between yields and maturity dates for a set of similar bonds.
Although the Fund has the flexibility to invest above 65% of its total assets in investments that are rated below investment grade (also known as junk bonds or high yield securities) or the unrated equivalent to take advantage of market opportunities, under normal market conditions the Fund invests at least 35% of its total assets in investments that, at the time of purchase, are rated investment grade or better.
Below investment grade securities may include so-called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries.
A significant portion of the Fund’s assets may be invested in asset-backed securities, mortgage-related securities and mortgage-backed securities. Such securities may be structured as CMOs and stripped mortgage-backed securities, including those structured such that payments consist of IO, PO or principal and interest. The Fund also may invest in inverse floaters and inverse IOs, which are debt securities with interest rates that reset in the opposite direction from the market rate to which the security is indexed. The Fund may also invest in structured investments and ARMs. The Fund may invest a significant amount of its assets in sub-prime mortgage-related securities.
The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued by Ginnie Mae, Fannie Mae and Freddie Mac. The Fund may also invest in custodial receipts.
The Fund may also invest in mortgage pass-through securities including securities eligible to be sold on the “to-be-announced” or TBA market (mortgage TBAs). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date.
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More About the Funds (continued)
The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell mortgage TBAs short. This strategy does not involve borrowing a security.
The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as TIPS. Unlike conventional bonds, the principal and interest payments of TIPS are adjusted periodically to the CPI-U. The Fund may also invest in inflation-linked debt securities issued by other entities such as corporations, foreign governments and foreign issuers. The Fund may invest in Loans and Unfunded Commitments. The Loans in which the Fund may invest will typically consist of senior floating rate loans, but may also include secured and unsecured loans, second lien loans or more junior and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.
The Fund may also invest in convertible securities and preferred stock that the adviser believes will produce income or generate return. The Fund also may use bank obligations, commercial paper, corporate debt securities, custodial receipts, inverse floating rate instruments, municipal securities, private placements, restricted securities and other unregistered securities, REITs, short-term funding agreements, when-issued securities, delayed delivery securities and forward commitments, and zero-coupon, pay-in-kind and deferred payment securities. The securities in which the Fund invests may include debt securities issued by governments and their agencies, supranational organizations, corporations, and banks.
The Fund has flexibility to utilize derivatives and at times, use of such derivatives may be a principal strategy. Derivatives are instruments that have a value based on another instrument, exchange rate or index. Derivatives will be used primarily for hedging, including duration hedging, but may also be used as substitutes for securities in which the Fund can invest. Such derivatives may include futures contracts, options, swaps including interest rate and credit default swaps and forward contracts. The Fund may also use derivatives for other hedging purposes (e.g., decreasing or increasing exposure to certain securities), to increase income and gain to the Fund, as part of its risk management process by establishing or adjusting exposure to particular securities, markets or currencies and/or to manage cash flows. The Fund may be both a buyer and a seller of credit default swaps.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s assets may be invested in cash and cash equivalents.
The Fund may invest in ETFs in order to gain exposure to particular markets including foreign and emerging markets or asset classes. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. The price movement of an index- based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively. Investments in ETFs are not a principal investment strategy of the Fund.
In buying and selling investments for the Fund, the adviser uses a flexible, opportunistic approach that combines strategy and sector rotation (asset allocation). Strategy rotation refers to the shifting of investment among the multiple debt markets in which the Fund may invest. Sector rotation refers to the shifting of investments from one or more sectors (for example, high yield) into one or more other sectors (for example, emerging markets). For each strategy/sector, dedicated specialists provide security research and recommendations to the lead portfolio managers. Buy and sell decisions are based on fundamental, quantitative and technical analysis, including the expected potential to generate income. As part of its risk management strategy, the adviser typically will invest in multiple strategies/sectors, but, as part of the Fund’s opportunistic strategy, the adviser has flexibility to invest in a single or small number of strategies/sectors from time to time. Due to the Fund’s flexible asset allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy or type of investment may become more pronounced when the Fund utilizes a single strategy or type of investment or only a few strategies or types of investments. Generally, the adviser will sell a security when, based on fundamental, quantitative and technical analysis and the considerations described above, the adviser believes the issuer’s credit quality will deteriorate materially or when the adviser believes that there is better relative value available in the market in securities of comparable quality. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on certain issuers or countries in the universe in
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which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
Additional Investment Strategies. Although the Fund predominantly invests in debt securities and income producing securities, it may also invest in common stock from time to time. In addition, the Fund may acquire and hold such securities (or rights to acquire such securities) in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of distressed fixed income securities, or upon the exercise of a right or warrant obtained on account of a fixed income security.
While the Fund typically invests in debt and income producing securities, the Fund may also originate loans, in which the Fund may lend money directly to a borrower or obligor by investing in limited liability companies that make loans directly to borrowers or obligors.
The Fund may invest in contingent convertible securities as an additional strategy.
International Bond Opportunities ETF
The Fund seeks to achieve its investment objective by investing across sectors in developed and emerging markets located around the world. The Fund is flexible and opportunistic. Because the Fund is not managed to a benchmark, the adviser has broad discretion to shift the Fund’s exposure to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities. In buying and selling investments for the Fund, the adviser allocates the Fund’s exposure to strategies, sectors, countries and currencies based on the adviser’s analysis of individual investments and broader economic conditions in individual countries, regions and the world. This allows the adviser to take a conservative approach during uncertain periods and move into higher risk opportunities as market conditions improve, which may result in the Fund focusing in only a few markets and sectors. The Fund’s focus may change from time to time. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on certain issuers or countries in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. The Fund will provide shareholders with at least 60 days prior notice of any change in this policy. “Assets” means net assets plus the amount of borrowings for investment purposes. A “bond” is defined as a debt security with a maturity of 90 days or more at the time of its issuance. Some examples of bonds include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations. The Fund’s assets are invested primarily in debt securities of issuers located in countries other than the United States. The Fund may invest in developed or emerging markets, including sovereign debt issued by countries in developed and emerging markets. Emerging markets currently include most countries in the world except Australia, Canada, Japan, New Zealand, the United States, the United Kingdom and most western European countries and Hong Kong. In managing the Fund, the adviser will seek to diversify the Fund’s portfolio by investing in issuers in at least three countries other than the U.S. under normal circumstances. The Fund may invest a substantial part of its assets in just one country and is not required to allocate its investments in any set percentages in any particular country. Currently, the Fund anticipates at least 50% of the Fund’s net assets will be denominated in U.S. dollars or hedged back to U.S. dollars. However, from time to time, the Fund may have greater exposure to non-U.S. dollar investments to take advantage of market conditions.
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More About the Funds (continued)
The Fund may invest without limit in securities that are rated below investment grade by Moody’s, S&P, Fitch or the equivalent by another national rating organization or securities that are unrated but are deemed by the adviser to be of comparable quality. Although the Fund has the flexibility to invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities), or the unrated equivalent, the Fund generally invests at least 25% of the Fund’s Assets in securities that, at the time of purchase are rated investment grade or the unrated equivalent. The Fund has flexibility to decrease the percentage of Assets invested in investment grade securities at any time to take advantage of higher risk opportunities when market conditions are improving.
The Fund has broad flexibility to invest in a wide variety of debt securities and instruments. The Fund currently seeks to maintain a duration of eight years or less, although the Fund has the flexibility to maintain a longer duration under certain market conditions such as significant volatility in interest rates and spreads. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As part of its principal investment strategy, the Fund may invest in fixed and floating rate debt securities issued in developed and emerging markets. These securities may include debt securities issued by governments and their agencies, state and provincial governmental entities, supranational organizations, corporations and banks.
The Fund may also use currency related transactions involving currency derivatives as part of its primary investment strategy. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use currency derivatives including foreign forward currency contracts (including non-deliverable forwards) and currency options for hedging or to gain or manage exposure to currencies or securities. The adviser has flexibility to significantly increase the Fund’s exposure to currencies through the use of currency derivatives. The Fund may use foreign currency transactions and other derivatives to hedge non-dollar investments back to the U.S. dollar.
In addition to currency derivatives, the Fund may use other fixed income and credit derivatives including futures contracts, options and swaps (including credit default swaps and interest rate swaps). The Fund may use derivatives as substitutes for securities in which the Fund can invest. The Fund may also use derivatives to establish, increase, decrease, or manage exposure to securities, markets, or currencies including for hedging purposes, to seek to increase gain to the Fund and/or as part of its risk management process.
A significant portion of the Fund’s assets may be invested in asset-backed securities and mortgage-related and mortgage-backed securities. Such securities may be structured as collateralized mortgage obligations and stripped mortgage-backed securities, including those structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may also invest in structured investments including credit linked notes (CLNs) for which the reference instrument is an emerging markets or developed markets debt instrument, adjustable rate mortgage loans (ARMs), custodial receipts and credit risk transfer securities and credit-linked notes issued by government-related organizations. The Fund may invest a significant amount of its assets in “sub-prime” mortgage-related securities.
The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).
The Fund may also invest in mortgage pass-through securities including securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including Mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell Mortgage TBAs short.
The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund may also invest in inflation-linked debt securities issued by other entities such as corporations, foreign governments and foreign issuers.
The Fund may also invest in when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities, pay-in-kind securities, inverse floating rate securities, short-term funding agreements and deferred payment securities.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any change in its policy to invest at least 80% of its Assets in bonds. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.
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Additional Investment Strategies. Although not part of its principal investment strategy, the Fund may invest in preferred shares, convertible securities including contingent convertible securities, and common stock. With respect to common stock, the Fund may invest in common stock directly or in connection with the conversion of convertible securities or in connection with the reorganization and restructuring of an issuer.
Although not a principal investment strategy, the Fund may invest in loan assignments and participations (Loans), and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). The Fund may also invest from time to time in municipal securities and Brady bonds.
The Fund may engage in short selling in which it must borrow a security it wants to sell short. This type of short selling is not currently a principal investment strategy of the Fund.
The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. The use of CPI-U swaps is not a principal investment strategy of the Fund.
The Fund may invest in ETFs in order to gain exposure to particular markets including foreign and emerging markets or asset classes. Such ETFs may include actively managed ETFs and passively managed ETFs. Passively managed ETFs are registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Investments in ETFs are not a principal investment strategy of the Fund.
Municipal ETF
The Fund generally invests in municipal securities that are rated investment grade by Moody’s, S&P or Fitch, meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund generally invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. If the quality of an investment grade security is downgraded subsequent to purchase to below investment grade, the Fund may continue to hold the security. The Fund may also invest in unrated securities of comparable quality.
Up to 20% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. The market for municipal junk bonds is small and relatively less liquid than taxable junk bonds. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund’s Board of Trustees may change any of the investment policies (including its investment objective), other than such policies that are designated as fundamental, without shareholder approval.
Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on certain issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across sectors to seek to identify financially material issues with respect to the Fund’s investments in municipal issues and ascertain key issues that merit engagement with municipal issuers. These assessments may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
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More About the Funds (continued)
Average Weighted Maturity. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of the Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.
Additional Investment Strategies. The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which each Fund can invest. Although the use of derivatives is not a main strategy of the Fund, the Fund may use futures contracts, options and swaps in connection with its principal strategies in order to hedge various investments, for risk management purposes and/or to increase the Fund’s income or gain to the Fund.
The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax.
The Fund may invest in shares of ETFs, affiliated money market funds and other investment companies. ETFs, whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. The use of CPI-U swaps is not a principal investment strategy of the Fund.
Short Duration Core Plus ETF
Consistent with the Fund’s dual objective of seeking total return and preservation of capital, the Fund uses a multi-sector strategy in order to create a diversified portfolio that generates total return while managing risk. The Fund principally invests in traditional fixed income sectors (for example, investment grade corporate bonds), while also having the flexibility to allocate its assets to extended sectors such as below investment grade securities (also known as high yield or junk bonds) and foreign and emerging markets debt. The Fund may invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, asset-backed, mortgage-related and mortgage-backed securities, mortgage TBAs, private placements, credit risk transfer securities, credit-linked notes, restricted securities and other unregistered securities, and variable and floating rate instruments. Under normal conditions, at least 70% of the Fund’s net assets must be invested in securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization (NRSRO) or in securities that are unrated but are deemed by the adviser to be of comparable quality. The Fund will not invest more than 30% of its net assets in below investment grade securities (or the unrated equivalent) under normal conditions. Up to 25% of the Fund’s net assets may be invested in foreign securities including sovereign and agency debt.
The Fund seeks to maintain a duration of three years or less, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than three years. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three years” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).
The Fund may invest across the full range of market sectors. As of the date of this prospectus, ranges for certain broad market sectors are as follows. The Fund may change these ranges if J.P. Morgan Investment Inc. (JPMIM or the adviser) determines in its discretion that the market environment has significantly changed.
70  |  J.P. Morgan Exchange-Traded Funds

Market Sector	Min	Max
U.S. Treasury & Agency	10%	50%
U.S. Agency Residential Mortgage-Backed Securities	10%	30%
Asset-Backed Securities	0%	20%
Commercial Mortgage-Backed Securities	0%	20%
Investment Grade Corporate Debt Securities	20%	50%
High Yield Corporate Debt	0%	20%
Emerging Markets Debt	0%	15%
The adviser will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 70% of the Fund’s net assets must be invested in securities that, at the time of purchase, are rated investment grade by a NRSRO or in securities that are unrated but are deemed by the adviser to be of comparable quality. The balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal conditions, invest more than 30% of its net assets in below investment grade securities (or the unrated equivalent). Such securities may include so called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries.
Up to 25% of the Fund’s Assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets), but do not include collateralized loan obligations (CLOs) that are denominated in U.S. dollars. Such investments may include below investment grade securities or the unrated equivalent subject to the limitations on below investment grade securities described above. The Fund’s investments may include securities denominated in foreign currencies. Currently, the Fund anticipates at least 85% of the Fund’s net assets will be denominated in U.S. dollars or hedged back to U.S. dollars. However, from time to time, the Fund may have greater exposure to non-U.S. dollar investments to take advantage of market conditions.
The Fund may invest a significant portion of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities. The Fund expects to invest no more than 25% of its assets in “sub-prime” mortgage-related securities at the time of purchase. The Fund may also enter into “dollar rolls” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.
In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forward contracts as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In addition to the mortgage dollar rolls as described above, the Fund may utilize other relative value strategies involving credit-oriented trades (such as credit default swaps or credit default swap indices), combinations of derivatives, and combinations of derivatives and fixed income securities. The Fund may also utilize foreign currency derivatives such as currency forwards to hedge its non- dollar investments back to the U.S. dollar or use such derivatives to gain or adjust exposure to particular foreign securities, markets or currencies.
Investment Process: The adviser uses both a top down and bottom up research process as well as a combination of fundamental and quantitative inputs to allocate the Fund’s assets among a range of sectors. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis to address the Fund’s dual objective of seeking total return and preservation of capital. Such analysis includes an evaluation of interest rate risk, credit risk, duration, liquidity, currency risk, legal provisions and the structure of the transaction. Generally, the adviser will sell a security when, based on fundamental credit analysis and the considerations described above, the adviser believes the issuer’s credit quality or the investment’s valuation will materially deteriorate or when the adviser believes that there is better relative value available in the market in other investments. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on certain issuers or countries in the universe in which the Fund may invest. The adviser’s assessment is based on an
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analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.
Additional Investment Strategies. The Fund may utilize loan assignments and participations (Loans), bank obligations, CLOs, commercial paper, inflation-linked and inflation-protected securities, municipal securities, inverse floaters, preferred stock and variable and floating rate instruments as additional strategies.
The Fund may invest in ETFs in order to gain exposure to particular markets including foreign and emerging markets or asset classes. Such ETFs may include actively managed ETFs and passively managed ETFs. Passively managed ETFs are registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Investments in ETFs are not a principal investment strategy of the Fund.
Ultra-Short Income ETF
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its Assets in investment grade, U.S. dollar denominated short-term fixed, variable and floating rate debt. “Assets” means net assets, plus the amount of borrowings for investment purposes. As part of its principal investment strategy, the Fund may invest in corporate securities, asset-backed securities, mortgage-backed and mortgage-related securities, and high quality money market instruments such as commercial paper and certificates of deposit. The Fund may also invest in U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (STRIPS)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by foreign governments, repurchase agreements, when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities and privately placed securities. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities.
The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest more than 25% of its assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its assets in this industry as a temporary defensive measure.
The Fund seeks to maintain a duration of one year or less, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than one year. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “one” means that a security’s or portfolio’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates (assuming a parallel shift in yield curve).
For purposes of the Fund’s 80% policy, the investment grade U.S. dollar denominated short-term fixed, variable and floating rate debt securities in which the Fund will invest will carry a minimum short-term rating of P-2, A-2 or F2 or better by Moody’s, S&P, or Fitch, respectively, or the equivalent by another NRSRO, or a minimum long-term rating of Baa3, BBB–, or BBB– by Moody’s, S&P, or Fitch, respectively, or the equivalent by another NRSRO at the time of investment or if such investments are unrated, deemed by J.P. Morgan Investment Management Inc. (JPMIM or the adviser) to be of comparable quality at the time of investment. The Fund also may invest in securities rated below investment grade (i.e., high yield bonds, also called junk bonds or non-investment grade bonds) or the unrated equivalent. These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
72  |  J.P. Morgan Exchange-Traded Funds

The Fund may invest a significant portion of its assets in mortgage-related and mortgage-backed, as well as restricted securities, at the adviser’s discretion. The asset-backed securities in which the Fund may invest include “sub-prime” securities and CLOs.
The Fund may use futures contracts in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or seek to increase income or gain to the Fund.
The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash, money market funds and cash equivalents.
Investment Process: Because the Fund is not managed to a benchmark, the adviser has broad discretion to shift the Fund’s exposure to strategies and sectors based on changing market conditions and its view of the best mix of investment opportunities. The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the transaction. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its security selection strategy, the adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
“Income” in the Fund’s name does not refer to a type of security in which the Fund invests, but rather describes the Fund’s overall strategy of creating current income. Under normal circumstances, the Fund’s duration will not exceed one year.
The Fund may invest in repurchase agreements that are collateralized by cash, government securities, or debt securities which meet the credit quality standards for investment grade securities outlined above. In addition, the Fund may enter into repurchase agreements that are secured by other types of collateral including equities or money market instruments, debt securities, loan participations and assignments or other securities that are rated below investment grade or the unrated equivalent if the Fund could invest in debt securities of the counterparty (i.e., the counterparty’s debt securities are considered investment grade in accordance with the credit quality standards outlined above). Below investment grade securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s) or the unrated equivalent.
Additional Investment Strategies. The Fund described in this prospectus is managed by JPMIM. The principal types of securities and the main strategies that the Fund currently anticipates using are summarized in its Risk/Return Summary. The Fund may utilize these investments and strategies to a greater or lesser degree in the future. The following identifies other strategies that are not anticipated to be main strategies of a Fund but that may become more important to the Fund’s management in the future. The Fund may utilize these investments and strategies to a greater or lesser degree in the future.
Although not part of its principal investment strategy, the Fund may invest in contracts for differences, mortgage dollar rolls, municipal securities and obligations of supranational agencies.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
Credit Quality. The Fund will primarily invest in investment grade securities and may also invest in below investment grade securities (also known as junk bonds). Investment grade securities carry a minimum rating of P-2, A-2 or F2 or better by Moody’s, S&P, or Fitch, respectively, or the equivalent by another NRSRO, or a minimum long-term rating of Baa3, BBB–, or BBB– by Moody’s, S&P, or Fitch, respectively, or the equivalent by another NRSRO at the time of investment or if such investments are unrated, deemed by JPMIM to be of comparable quality at the time of investment. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of
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purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. The adviser will consider such an event in determining whether the Fund should continue to hold a security.
Ultra-Short Municipal Income ETF
The Fund generally invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch, meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund generally invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. If the quality of an investment grade security is downgraded subsequent to purchase to below investment grade, the Fund may continue to hold the security. The Fund may also invest in unrated securities of comparable quality. Up to 10% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. The market for municipal junk bonds is small and relatively less liquid than taxable junk bonds. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund’s Board of Trustees may change any of the investment policies (including its investment objective), other than such policies that are designated as fundamental, without shareholder approval.
Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. The adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the legal and technical structure of the transaction. The adviser also integrates financially material ESG factors as part of the Fund’s investment process (ESG Integration). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the adviser seeks to assess the impact of ESG factors on certain issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across sectors to seek to identify financially material issues with respect to the Fund’s investments in municipal issues and ascertain key issues that merit engagement with municipal issuers. These assessments may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors. In particular, ESG Integration does not change the Fund’s investment objective, exclude specific types of industries or companies or limit the Fund’s investable universe. The Fund is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
Average Weighted Maturity. The Fund has average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The term “Ultra-Short” in the Fund’s name refer to the average maturity the Fund maintains, which is two years or less. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of the Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.
Additional Investment Strategies. The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which each Fund can invest. Although the use of derivatives is not a main strategy of the Fund, the Fund may use futures contracts, options and swaps in connection with its principal strategies in order to hedge various investments, for risk management purposes and/or to increase the Fund’s income or gain to the Fund.
The Fund may invest in shares of ETFs, affiliated money market funds and other investment companies. ETFs, whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market
74  |  J.P. Morgan Exchange-Traded Funds

index. Ordinarily, the Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. The use of CPI-U swaps is not a principal investment strategy of the Fund.
NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding Shares of each
Fund. Each Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding
Shares of the Fund.

Securities Lending. (for each Fund except International Bond Opportunities ETF) Each Fund may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers in exchange for cash collateral. A Fund will invest cash collateral in one or more money market funds advised by the adviser or its affiliates. The adviser or its affiliates will receive additional compensation from the affiliated money market funds on a Fund’s investment in such money market funds. During the term of the loan, each Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, each Fund is required to return the cash collateral to the borrower plus any agreed upon rebate. Cash collateral investments will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1∕3% of the value of total assets of a Fund. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding a Fund’s investments described elsewhere in this prospectus. Securities lending is not a principal strategy of the Funds.
The Funds also may use other non-principal strategies that are not described herein, but which are described in “Investment Practices” later in the prospectus and/or in the Statement of Additional Information.
Investment Risks
There can be no assurance that each Fund will achieve its investment objective.
The main risks associated with investing in each Fund are summarized in each “Risk/Return Summary” at the front of this prospectus. In addition to each Fund’s main risks, each Fund may be subject to additional risks in connection with investments and strategies used by each Fund from time to time. The table below identifies main risks and some of the additional risks for each Fund.
Each Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in a Fund or any other fund may not provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if a Fund is suitable for you.
The Funds are subject to the main risks designated as such in the table below, any of which may adversely affect a Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective. Each Fund may also be subject to additional risks that are noted in the table below, as well as those that are not described herein but which are described in the Statement of Additional Information.
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	Active Bond ETF	Core Plus Bond ETF	Income ETF	International Bond Opportunities ETF	Municipal ETF	Short Duration Core Plus ETF	Ultra-Short Income ETF	Ultra-Short Municipal Income ETF
Alternative Minimum Tax Risk					•			•
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk	•	•	•	•		•	•
Auction Rate Securities Risk					•			•
Authorized Participant Concentration Risk	•	•	•	•	•	•	•	•
Cash Transactions Risk	•	•	•	•	•	•	•	•
CFTC Regulation Risk			○	○
Concentration Risk					•			•
Convertible Securities Risk		○	•	○
Covenant Lite Loan Risk		•	•	○		○
CPI-U Strategy Risk		•		○	○	○		○
Credit Risk	•	•	•	•	•	•	•	•
Currency Risk		•	•	•		•
Cyber Security Risk	○	○	○	○	○	○	○	○
Debt Securities and Other Callable Securities Risk	○				•			•
Derivatives Risk	•	•	•	•	○	•	•	○
Distribution Risk			•
Equity Market Risk			•
ETF and/or Other Investment Company Risk	○	•	○	○	○	○	•	○
Floating and Variable Rate Securities Risk	○				•		•	•
Foreign Issuer Risk	○	○	•			•
Foreign Securities and Emerging Markets Risk	•	•	•	•		•	•
General Market Risk	•	•	•	•	•	•	•	•
Geographic Focus Risk	•	•	•	•		•	•
Government Securities Risk	•	•	•	•	•	•	•	•
High Portfolio Turnover Risk	○	•	•	○	○		○	○
High Yield Securities Risk		•	•	•	•	•	•	•
Industry and Sector Focus Risk	•	•	•	•	•	•	•	•
Inflation-Linked and Inflation-Protected Security Risk	○	○	•	•		○
Interest Rate Risk	•	•	•	•	•	•	•	•
Inverse Floater Risk	○	○	•			○
Loan Risk	○	○	•			○
Market Trading Risk	•	•	•	•	•	•	•	•
●
Main Risks
○
Additional Risks
76  |  J.P. Morgan Exchange-Traded Funds

	Active Bond ETF	Core Plus Bond ETF	Income ETF	International Bond Opportunities ETF	Municipal ETF	Short Duration Core Plus ETF	Ultra-Short Income ETF	Ultra-Short Municipal Income ETF
MLP Risk			○
Mortgage Dollar Roll Risk	○	•	•	•		•	○
Mortgage-Related and Other Asset-Backed Securities Risk					•			•
Municipal Obligations and Securities Risk	○	○	•	○	•	○	○	•
Net Asset Value Risk								•
New Fund Risk	○
Non-Money Market Fund Risk							•
Options Risk			○
Preferred Securities Risk			•			○
Prepayment Risk	•	•	•	•	○	•	•	○
Privately Placed Securities Risk	•	•	•			•	•
Regulatory and Legal Risk	○	○	○	○	○	○	○	○
REITs Risk			•
Repurchase Agreement Risk	○	•					•
Restricted Securities Risk					•			•
Risk Associated with the Fund Holding Cash, Money Market Instruments and Other Short-Term Investments	•	•	•	•	•	•	•	•
Securities Lending Risk	○	○	○		○	○	○	○
Smaller Company Risk			○
Sovereign Debt Risk	•	•	•	•		•	•
Strategy Risk				•
Structured Investment Risk	○	○		•
Taxability Risk					•			•
Transactions and Liquidity Risk	○	○	•	○	○	○	○	○
Volcker Rule Risk	○	○	○	○	○	○	○	○
When-Issued, Delayed Settlement and Forward Commitment Transactions Risk	○
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk	○	○	•	•	•	•	•	•
●
Main Risks
○
Additional Risks
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or
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expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events.
The U.S. and other governments may renegotiate their global trade relationships and impose or threaten to impose significant import tariffs. The implementation of tariffs, trade restrictions, currency controls, or similar measures (including retaliatory actions) could result in price volatility and overall declines in U.S. and global investment markets.
In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics, or the threat or potential of one or more such factors and occurrences.
The effects of a global event to public health and business and market conditions may have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to a Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a global event that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of a global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Interest Rate Risk. Each Fund invests in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Funds may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. It is difficult to accurately predict the pace at which the Federal Reserve Board will change interest rates any further, or the timing, frequency or magnitude of any such changes, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. There is a risk that issuers and/or counterparties to a security, contract, repurchase agreement or other investment will not make payments when due or default completely on securities, repurchase agreements or other investments held by a Fund. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in Shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Funds may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers or counterparties of higher grade securities. Prices of the Funds’ investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds’ securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Government Securities Risk. A Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect a Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S.
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government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Foreign Securities and Emerging Markets Risk. Because a Fund invests in U.S. dollar denominated foreign securities, it is subject to special risks in addition to those applicable to U.S. investments. These risks include political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. A reduction in trading in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners may have an adverse impact on the Fund’s investments.
For Income ETF, the Fund may invest in securities of foreign issuers denominated in non-U.S. currencies. An investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The Underlying Index (and therefore the Fund) does not directly weight securities on the basis of investor protection considerations and/or the availability and quality of information regarding issuers.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging markets countries, which can increase the risks of loss. A Fund’s investments in foreign and
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emerging market securities may also be subject to foreign withholding taxes and/or taxes, which would decrease the Fund’s yield on those securities. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents, and depositories.
Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.
Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk,” investments in Mainland China, Hong Kong and Taiwan are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S. Investments in Mainland China involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets, which could adversely affect and significantly diminish the values of the Mainland Chinese companies in which a Fund invests. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. There is the potential of increased tariffs and restrictions on trade between the United States and Mainland China. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Mainland Chinese companies and a commensurately negative impact on a Fund. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.
The political reunification of Mainland China and Taiwan, over which Mainland China continues to claim sovereignty, is a highly complex issue. There is the potential for future political, military or economic disturbances that may have an adverse impact on the values of a Fund’s investments in Mainland China and elsewhere, or make certain Fund investments impractical or impossible. Any escalation of hostility between Mainland China and Taiwan would likely have a significant adverse impact on the value and liquidity of a Fund’s investments in both Mainland China and elsewhere, causing substantial investment losses for the Fund.
Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. Under the Basic Law, Hong Kong was guaranteed a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong (as has been the case previously during certain periods), which in turn could negatively affect markets and business performance.
The growing interconnectivity of global economies and financial markets has increased the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for products in Greater China and reduced flows of private capital to these economies.
Brokerage commissions and other fees may be higher for securities traded in Mainland Chinese and Taiwanese markets than more developed markets.
At times, there is a high correlation among the markets in the Greater China region. Political, social or economic disruptions in the region, including conflicts and currency devaluations, even in countries in which a Fund is not invested, may adversely affect security values in other countries in the region and thus a Fund’s holdings.
Variable Interest Entities Risk. Chinese operating companies sometimes rely on VIE structures to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts (such as powers of attorney, equal pledge agreements and other services or business cooperation agreements) with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese company may engage in activities that negatively impact investment value. Under a VIE structure, a Fund will typically have little or no ability to influence the Mainland China-based operating company through proxy voting or other means because it is not a Mainland Chinese company owner/shareholder. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity
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ownership, without actual equity ownership of the Mainland Chinese operating company. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese companies. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. There may also be conflicts of interest between the legal owners of the Mainland Chinese company and non-Chinese investors (such as a Fund).
Although the China Securities Regulatory Commission published that they do not object to the use of VIE structures for Mainland Chinese Companies to raise capital from non-Chinese investors, there is no guarantee that the Mainland Chinese government or a Mainland Chinese regulator will not otherwise interfere with the operation of VIE structures. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. Under extreme circumstances, China might prohibit the use of VIE structures, or sever their ability to transmit economic and governance rights to non-Chinese investors. It remains unclear whether the Mainland China government will withdraw its implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of non-Chinese investors (such as a Fund). Further, if the Mainland Chinese government determines that the agreements establishing the VIE structure do not comply with Mainland Chinese law and regulations, including those related to prohibitions on foreign ownership, the Mainland Chinese government could subject the Mainland Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Mainland Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable. If any of the foregoing were to occur, a non-Chinese investor may have little or no legal recourse and the market value of a Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
In addition, Mainland Chinese companies listed on U.S. exchanges, including American Depositary Receipts and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a Fund to invest in such securities and increase the cost of a Fund if it is required to seek alternative markets in which to invest in such securities.
China Stock Connect Programs Risk. The universe of A-share issues currently available via the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect Program (the Programs) in Mainland China to a Fund may be limited as compared with the universe of equity securities available in other markets. There are significant risks inherent in investing in China A-shares through the Programs. There may be a lower level of liquidity in the China A-share markets accessed through the Programs, which are relatively smaller in terms of both combined total market value and the number of A-shares which are available for investments compared to other markets. This could potentially lead to severe price volatility in China A-shares. Investments in China A-shares are heavily regulated and the recoupment and repatriation of assets invested in China A-shares is subject to restrictions by the Mainland Chinese government. In addition, investments in China A-shares through the Programs are subject to trading, clearance and settlement procedures that could increase the risk of loss to a Fund and/or affect a Fund’s ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through the Programs. China A-shares currently eligible for trading under a Program may also lose such designation. Further, all China A-shares trades must be settled in renminbi (RMB), which requires a Fund to have timely access to a reliable supply of RMB in Hong Kong, which cannot be assured.
EMEA (Europe/Middle East/Africa) Region Risk. The economies of the EMEA countries included in the Underlying Index are all considered emerging market economies. The democratization process in Eastern Europe is still relatively new, and political turmoil and uprising remains a threat. Russia’s military invasion of Ukraine in February 2022, responses by the United States and other countries to the invasion and the potential for wider conflict within the region have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals that, among other restrictions, prohibit companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. Many Middle Eastern economies have little or no democratic tradition and are currently facing greater political and economic uncertainty, which could result in significant economic downturn. Many African nations have a history of dictatorship, military intervention and corruption. Russia, the Middle East and many African nations are also highly reliant on income from sales of commodities (such as oil), and their economies are therefore vulnerable to changes in the global prices of these commodities and currencies. As global demand for commodities fluctuates, the Russian economy and many Middle Eastern and African economies may be significantly impacted.
European Market Risk. A Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget
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deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.
Japan Risk. The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Furthermore, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters, an aging demographic and declining population and/or geopolitical developments associated with actual or potential conflicts with one or more countries in Asia could significantly affect the Japanese economy. Strained foreign relations with neighboring countries (China, South Korea, North Korea and Russia) may not only negatively impact the Japanese economy but also the geographic region as well as globally. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy. In addition, Japan's economy has in the past and could in the future be significantly impacted by natural disasters.
India Risk. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global economic developments may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of individuals and corporate governance standards of Indian companies may be weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. Investments in Indian securities may be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India. Investments in India are subject to risks presented by investments in an emerging market country, including liquidity risk, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as between sectarian groups within each country). In addition, the Indian economy could be adversely impacted by natural disasters and acts of terrorism. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region.
Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates, as well as government over spending and political instability, generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.
Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Other Latin American market risks include foreign exchange controls, less developed regulatory, accounting, auditing and financial standards, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, political and social instability and the significant percentage of the market represented by a small number of issuers.
Geographic Focus Risk. In addition to the more general Foreign Securities and Emerging Markets Risk, a Fund may focus its investments in one or more foreign regions or small groups of countries. As a result, a Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risks facing certain regions.
Sovereign Debt Risk. A Fund may invest all or substantially all of its assets in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or other failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
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Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, a Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of asset-backed, mortgage-related and mortgage-backed investments that include so-called “sub-prime” mortgages, (which are loans made to borrowers with low credit ratings or other factors that increase the risk of default), credit risk transfer securities and credit-linked notes issued by government-related organizations and private issuers. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain REMICs that include Fannie Mae mortgages) are not considered as government securities for purposes of a Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.
A Fund may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which a Fund invests may be particularly sensitive to changes in prevailing interest rates. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.
A Fund may also invest in CLOs. A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. As a result, CLOs are subject to the same risks as other investments in asset-backed securities, including the risks described above and in “Interest Rate Risk” and “Credit Risk.” Like CMOs, CLOs are issued in different classes or “tranches” that may vary with respect to levels of risk and yield. CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (iv) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (v) the lack of a readily available secondary market for CLOs; (vi) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (vii) the CLO’s manager may perform poorly. To the extent a Fund invests in a subordinate tranche, these risks may be magnified.
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Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or SPV, respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk,” below.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Derivatives Risk. A Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund and the cost of such strategies may reduce a Fund’s returns. Certain derivatives also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, a Fund may use derivatives for non-hedging purposes, which increases that Fund’s potential for loss.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if a Fund had not been leveraged because leverage tends to exaggerate any effect on the value of a Fund’s portfolio securities. A Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies are limited in their ability to engage in derivative transactions.
The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately. Derivatives can also expose a Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
Certain Funds’ transactions in futures contracts, swaps, foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s after-tax return. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a Fund to risks of mispricing or improper valuations.
In addition to the risks associated with derivatives in general, certain Funds will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, certain Funds may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by a Fund may be restricted under federal securities laws or by the relevant exchange or by a governmental or supervisory authority. As a result, a Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Industry and Sector Focus Risk. Because a Fund may invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry may have a disproportionate impact on a Fund. At times a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular
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industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, the value of a Fund’s Shares may fluctuate in response to events affecting that industry or sector. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.
Market Trading Risk
Risk that Shares of a Fund May Trade at Prices Other Than NAV. Shares of a Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of a Fund’s Shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of a Fund’s holdings. The market prices of the Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as the relative supply of and demand for the Shares on the Exchange. Differences between secondary market prices of Shares and the intraday value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.
Given the fact that Shares can be created and redeemed by authorized participants in Creation Units, the adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/ redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for Shares of a Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. As a result of these factors, among others, a Fund’s Shares may trade at a premium or discount to NAV, especially during periods of significant market volatility.
Given the nature of the relevant markets for certain of the securities for a Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by such Funds may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.
Cost of Buying or Selling Shares. When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Short Selling Risk. Shares of a Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
No Guarantee of Active Trading Market Risk. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or by authorized participants. JPMorgan Distribution Services, Inc., the distributor of a Fund’s Shares, does not maintain a secondary market in the Shares.
Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of a Fund.
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. Each Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent
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that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Risk Associated with a Fund Holding Cash, Money Market Instruments and Other Short-Term Investments. A Fund will, at times, hold assets in cash, money market instruments and other short-term investments, which may hurt the Fund’s performance. These positions may also subject a Fund to additional risks and costs.
Cash Transactions Risk. Unlike certain ETFs, a Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in a Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If a Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause a Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. A Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at a Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
Currency Risk. A Fund may invest in U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers. Although these securities are not subject to all of the risks of foreign and emerging markets securities summarized above, they may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries. A Fund may also invest in non-dollar denominated securities in foreign and emerging markets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Although a Fund may attempt to minimize currency exposure to foreign currencies through hedging, it may not always do so. In addition, a Fund’s use of foreign currency derivatives may not be successful in hedging non-dollar investments back to the U.S. dollar and the use of such strategies may lower a Fund’s potential returns.
Currency Risk. (Income ETF) Changes in foreign currency exchange rates will affect the value of a Fund’s securities and may affect the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of a Fund. A Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent a Fund enters into such transactions in markets other than in the United States, a Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to a Fund’s investments in foreign securities. There can be no assurance that a Fund’s hedging activities will be effective, and a Fund will incur costs in connection with the hedging. Currency hedging may limit a Fund’s return if the relative values of currencies change. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.
High Yield Securities Risk. Some of the Funds may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s NAV may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, certain Funds are intended for investors who are able and willing to assume a high degree of risk.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield
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securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by a Fund.
For Income ETF, as part of its high yield strategy, the Fund may invest in debt securities of smaller, newer companies. The Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.
High Yield Securities Risk. (Municipal ETF and Ultra-Short Municipal Income ETF) A Fund invests in instruments including junk bonds, Loans and instruments of municipal issuers that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by a Fund.
No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of a Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for a Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When bonds and other instruments securities are prepaid, a Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Loan Risk. A Fund may invest in Loans including Loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” “High Yield Securities Risk,” and “Foreign Securities and Emerging Markets Risk.” Although certain Loans are secured by collateral, a Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although a Fund limits its investments in illiquid securities to no more than 15% of a Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by a Fund.
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No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to a Fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. Because some Loans that a Fund invests in may have a more limited secondary market, liquidity and valuation risk is more pronounced for a Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about a Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, a Fund may be more dependent upon the analytical ability of its adviser.
When a Fund acquires a loan participation, a Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, a Fund assumes the credit risk of the seller of the loan participation and any other parties interpositioned between a Fund and the borrower. Under a loan participation, a Fund may have no direct rights to enforce the terms of the loan against the borrower. A Fund may not benefit directly from the collateral supporting the load in which it has purchased the loan participations or assignments.
Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access. A Fund will not have direct recourse against the issuer of a loan participation.
Loans are subject to prepayment risks. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When Loans are prepaid, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Repurchase Agreement Risk. Repurchase agreements are subject to “Credit Risk.” In addition, in the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by a Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. These risks may be magnified to the extent that a repurchase agreement is secured by collateral other than cash and government securities (Non-Traditional Collateral). For example, repurchase agreements secured by below investment grade securities and equity securities may or may not be subject to an automatic stay in bankruptcy proceedings. As a result of the automatic stay, to the extent applicable, a Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy unless a Fund is able to obtain the approval of the bankruptcy court. In addition, the value of Non-Traditional Collateral may be more volatile or less liquid thereby increasing the risk that a Fund will be unable to recover fully in the event of a counterparty’s default. Below investment grade securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Equity securities are subject to stock market risk and the price of such securities may rise or fall, sometimes rapidly or unpredictably.
CPI-U Strategy Risk. A Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”
ETF and/or Other Investment Company Risk. The Funds may invest in shares of other investment companies, including ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF when a Fund invests in shares of another investment company or ETF. A Fund is subject to the risks associated with the ETF’s or investment company’s investments. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, ETFs and closed-end investment companies may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively. Certain ETFs or closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. Some of the Funds may invest in investment companies that include common and preferred shares of closed-end funds. In addition to the risks applicable to investment companies generally, to the extent that a Fund invests in auction rate preferred shares of closed-end funds, such securities are subject to additional risks.
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Certain Funds may also invest in pooled investment vehicles that are not registered investment companies or commodity pools. These pooled investment vehicles do not have the protections available to those types of investments under federal securities or commodities laws. For example, unlike registered investment companies, these vehicles are not subject to federal securities laws that limit transactions with affiliates, require redemption of shares, or limit sales load. Although shares of these vehicles may be traded on an exchange, there may be no active market for such shares and such shares may be highly illiquid.
Mortgage Dollar Roll Risk. A Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date. During the period between the sale and repurchase in a mortgage dollar roll transaction, a Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s right to repurchase or sell securities may be limited. Short sales of Mortgage TBAs and engaging in mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Covenant Lite Loan Risk. A Fund may invest in Loans that are “covenant lite” or obtain exposure to such Loans through structured investments. Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the Loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing Loans, increase the claims against assets that are permitted against collateral securing Loans or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the Loans issued by such borrowers. Each of these factors might negatively impact the Loans held by the Fund.
High Portfolio Turnover Risk. A Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Distribution Risk. The Fund is not designed to provide a predictable level of dividend income. The income payable on debt securities in general and the availability of investment opportunities varies based on market conditions. In addition, the Fund may not be effective in identifying income producing securities and managing distributions; as a result, the level of dividend income will fluctuate. The Fund’s investments are subject to various risks including the risk that the counterparty will not pay income when due which may adversely impact the level and volatility of dividend income paid by the Fund. The Fund does not guarantee that distributions will always be paid or that such dividends will not fluctuate.
Foreign Issuer Risk. Some of the Funds invests in U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers. Although these securities are not subject to all of the risks summarized in “Foreign Securities and Emerging Markets Risk,” they may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.
Inflation-Linked and Inflation-Protected Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though a Fund will not receive the principal until maturity.
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There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s portfolio securities goes down, your investment in a Fund decreases in value. A Fund’s investments in preferred shares and convertible securities are also subject to equity market risk.
Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain types of convertible securities may decline in value or lose their value entirely if the issuer’s financial condition is significantly impaired. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.
Municipal Obligations and Securities Risk. Because a Fund may invest in municipal obligations, including municipal securities, a Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal obligations, such as state and local governments and their agencies. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease a Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.
The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit a Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a Fund’s investments.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may be subject to state and/or local income tax and may not be exempt from federal alternative minimum tax.
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Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year even though the holder receives no interest payments on the note during the year. A Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon securities) to its share holders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. A Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which a Fund’s expenses could otherwise be allocated and may reduce a Fund’s rate of return.
In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (PIK) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income; and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.
Preferred Securities Risk. Preferred securities generally have a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a consequence, if the board of directors of an issuer does not declare dividends or distributions for the relevant dividend or distribution periods, the issuer will not be obligated to pay dividends or distributions on the relevant payment date, and such dividends and distributions may be forfeited. Holders of preferred securities typically do not have voting rights except in certain circumstances where they may be given only limited voting rights. Preferred securities also may be subject to optional or mandatory redemption provisions. Preferred shares may carry different rights or obligations in jurisdictions outside of the United States.
REITs Risk. A Fund’s investments in debt and convertible securities of REITs are subject to the same risks as direct investments in real estate and mortgages. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A Fund’s investments and your investment may decline in value in response to declines in property values or other adverse changes to the real estate market. In addition, federal and state laws may restrict the remedies that a lender of underlying REIT assets has when a borrower defaults on loans. The performance of real estate securities is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate. Debt and convertible securities of REITs are subject to the risks of debt and convertible securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.
Transactions and Liquidity Risk. A Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, a Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may account for a large percentage of a Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of a Fund to conduct its investment program. A Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of a Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as a Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Shares
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may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact a Fund’s performance. To the extent redemptions are effected in cash, an investment in a Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Strategy Risk. The Fund uses a flexible asset allocation approach which may result in the adviser focusing on only a few strategies, sectors, countries or currencies. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and risk associated with an individual strategy, sector, country or currency may become more pronounced particularly when the Fund utilizes only a few strategies or types of investments. The Fund’s currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the adviser expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Using currency derivative strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Structured Investment Risk. Certain structured investments are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such instruments, a Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on a Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-back securities. These securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase/decrease the income available for distribution by a Fund and a Fund’s yield. In periods of either rising or declining interest rates, a Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, a Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, a Fund may exhibit additional volatility. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain REMICs that include Fannie Mae mortgages) are not considered as government securities for purposes of a Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.
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A Fund may invest in collateralized mortgage obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which a Fund invests may be more volatile and may be subject to higher risk of nonpayment.
Also some of the Funds may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of IO securities, while a rapid or unexpected decrease could have the same effect on PO securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, a Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Additionally, the income generated by a Fund’s investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect a Fund and its investments.
Alternative Minimum Tax Risk. A Fund may invest all of its assets in municipal securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from a Fund subject to federal income tax. In addition, corporate shareholders will, with limited exceptions, be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gain distributed by a Fund may be taxable.
Taxability Risk. There is no guarantee that all of a Fund’s income from municipal investments will remain exempt from federal or state or local income taxes. A Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable or there may be unfavorable changes in tax laws or noncompliant conduct of a securities issuer that may cause income from all or certain municipal securities to be taxable. In order to pay tax-exempt interest, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by a Fund to shareholders to be taxable. If a Fund fails to meet the requirements necessary to pay out exempt-interest dividends to its shareholders, the income distributions resulting from all of its investments, including its municipal securities, may be subject to federal income tax when received by shareholders.
In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent a Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a Fund.
Concentration Risk. A Fund may invest more than 25% of its Assets in municipal securities, the interest upon which is paid from revenues of projects within a single sector, such as housing and healthcare. As a result, a Fund could be more susceptible to developments which affect those sectors.
Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
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Auction Rate Securities Risk. The auction rate municipal securities a Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.
Non-Money Market Fund Risk. A Fund is not a money market fund. Although a Fund seeks to provide low volatility of principal, a Fund’s net asset value and market value will fluctuate every day and it is not subject to the liquidity requirements and investment and credit quality restrictions applicable to money market funds. Because a Fund is not a money market fund, it does not qualify for the special money market fund tax treatment or tax accounting methods under Treasury regulations.
Net Asset Value Risk. A Fund is not a money market fund. Therefore, a Fund does not attempt to maintain a stable net asset value and is not subject to the rules that govern the diversity, quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, a Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to a Fund’s investments. Unlike certain money market funds, a Fund’s net asset value per share will fluctuate. Because a Fund is not a money market fund, it does not qualify for the special money market fund tax treatment or tax accounting methods under Treasury regulations.
Inverse Floater Risk. Inverse floaters and inverse IOs are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Generally, interest rates on these securities vary inversely with a short-term floating rate (which may be reset periodically). They are more volatile and more sensitive to interest rate changes than other types of debt securities. Interest rates on inverse floaters and inverse IOs will decrease when the rate to which they are indexed increases, and will increase when the rate to which they are indexed decreases. In response to changes in market interest rates or other market conditions, the value of an inverse floater or inverse IO may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the adviser, a Fund could lose all or substantially all of its investment in inverse IOs.
When-Issued, Delayed Settlement and Forward Commitment Transactions Risk. A Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
CFTC Regulation Risk. The Funds are subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Funds. As a result, the Funds are subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.
MLP Risk. MLPs may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Debt securities of MLPs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of MLPs. Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.
Options Risk. There are several risks associated with transactions in options, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when a Fund seeks to close out an option position; as a result, it may be costly to
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liquidate options. There is no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover its options positions could also be impaired. Although the Funds will attempt to enter into option transactions with creditworthy parties, a Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying investment.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
Securities Lending Risk. Each Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invests or with which they do business.
Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.
Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 5% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of a Fund’s investment strategy, with permissible extensions under certain circumstances. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
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New Fund Risk. Certain Funds are new with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. In addition, until a Fund achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of a Fund, which may be subject to heightened volatility. In addition, there can be no assurance that a Fund will grow to or maintain an economically viable size.
For more information about risks associated with the types of investments that a Fund purchases, please read each “Risk/Return Summary” at the front of this prospectus and “Investment Practices” section later in the prospectus, and the Statement of Additional Information.
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the Statement of Additional Information.
Temporary Defensive and Cash Positions
For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.
WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased.
They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, variable rate master demand notes, money market mutual funds and bank deposit accounts.

While a Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with a Fund’s main investment strategies. Therefore, a Fund will pursue a temporary defensive position only when market conditions warrant.
Bloomberg Disclaimer
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
ICE Data Indices, LLC Disclaimer
SOURCE ICE DATA INDICES, LLC (“ICE DATA”), IS USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES AND BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE
96  |  J.P. Morgan Exchange-Traded Funds

ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND THE ADVISER, OR ANY OF ITS PRODUCTS OR SERVICES.
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.
Additional Fee Waiver and/or Expense Reimbursement
Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for a Fund will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.
July 1, 2025  |  97

The Funds’ Management and Administration
Each Fund is a series of J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (the Trust). The Trust is governed by the Board of Trustees, which is responsible for overseeing all business activities of the Funds.
The Funds’ Investment Adviser and Administrator
J.P. Morgan Investment Management Inc. (JPMIM or the adviser) is the investment adviser and administrator to the Funds. JPMIM is located at 383 Madison Avenue, New York, NY 10179. In addition to managing the Funds’ portfolio, JPMIM also provides administrative services for and oversees the other service providers of the Funds.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.
In rendering investment advisory services to certain Funds, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to a Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
Management Fee and Other Expenses
Pursuant to each Fund’s management agreement, JPMIM is entitled to a management fee, incurred daily and paid monthly, of a Fund’s average daily net assets. During the most recent fiscal year ended February 28, 2025, JPMIM was paid management fees (after waivers), as shown below, as a percentage of a Fund’s average daily net assets:
JPMorgan Active Bond ETF	0.25%
JPMorgan Core Plus Bond ETF	0.37
JPMorgan Income ETF	0.39
JPMorgan International Bond Opportunities ETF	0.50
JPMorgan Municipal ETF	0.18
JPMorgan Short Duration Core Plus ETF	0.33
JPMorgan Ultra-Short Income ETF	0.18
JPMorgan Ultra-Short Municipal Income ETF	0.18
Under the management agreement, JPMIM is responsible for substantially all the expenses of each Fund (including expenses of the Trust relating to each Fund), except for the management fees, payments under a Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with a Fund’s securities lending program, if applicable.
A discussion of the basis the Board of Trustees of the Trust used in reapproving the management agreement for the Funds is in the financial statements and other information filed with the SEC on Form N-CSR (Financial Statements and Other Information) dated August 31, 2024 which is available online at www.jpmorganfunds.com.
The Portfolio Managers
Active Bond ETF
The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by research teams who provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objective of the Fund.
The lead portfolio managers are Richard Figuly, Managing Director, Justin Rucker, Managing Director, Andrew Melchiorre, Managing Director, and Edward Fitzpatrick III, Managing Director. An employee of JPMIM or predecessor firms since 1993, Mr. Figuly is a member of JPMIM’s Global Fixed Income, Currency and Commodities Group (GFICC) and head of GFICC’s Core Bond team with responsibility for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. An employee of JPMIM since 2006, Mr. Rucker, is a member of GFICC and a portfolio manager responsible for managing Long Duration and Core Bond institutional taxable bond portfolios. An employee of JPMIM since 2012, Mr. Melchiorre, is a member of the GFICC group and is a portfolio manager
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for the U.S. Value Driven team responsible for managing institutional taxable bond portfolios and a named portfolio manager for the JPM Mortgage-Backed Securities Fund. An employee of JPMIM since 2013, Mr. Fitzpatrick, Managing Director and CFA charterholder, is the head of GFICC’s U.S. Rates Team, responsible for managing government bond portfolios for institutional clients, as well as recommending U.S. rates & derivatives strategies across GFICC portfolios.
Core Plus Bond ETF
The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.
The portfolio management team for the Fund consists of Richard Figuly, Managing Director, J. Andrew Norelli, Managing Director, Lisa Coleman, Managing Director and CFA charterholder, Thomas Hauser, Managing Director and CFA charterholder, Kay Herr, Managing Director and CFA charterholder, Priya Misra, Managing Director and Vikas Pathani, Managing Director. Mr. Figuly has been an employee of JPMIM or predecessor firms since 1993 and is a member of the GFICC group with an emphasis on securitized assets for purposes of this Fund. Mr. Norelli has been with the adviser since 2012 and is a portfolio manager within the GFICC group, where he focuses on multi-asset class portfolios, asset allocation, macroeconomic strategy, and global market dynamics. Ms. Coleman is responsible for managing investment grade corporate credit investments for the Fund. A portfolio manager of the Fund since July 2020 and an employee of JPMIM since 2008, Ms. Coleman is the Global Head of the Investment Grade Corporate Credit team within the GFICC group. Mr. Hauser is responsible for managing high yield investments for the Fund. A portfolio manager of the Fund since July 2020 and employee of JPMIM or its affiliates since 2004, Mr. Hauser is a senior portfolio manager for the GFICC Global High Yield team. In this role, he is responsible for managing high yield total return strategies and sub-advised mutual fund assets with an emphasis on the U.S. dollar high yield market. An employee of JPIMM since 1999 and a portfolio manager of the Fund since 2023, Ms. Herr is a member of the Asset Management Investment Committee and the U.S. Chief Investment Officer for the GFICC team. Ms. Misra is a member of the GFICC team and an employee of JPMIM since 2023 and a portfolio manager of the Fund since 2024, with a focus on assessing macroeconomic issues, interest rates and sector allocation themes. Prior to joining JPMIM, Ms. Misra worked at TD Securities since 2015, where she was head of Global Rates Strategy at TD Securities. In her role, Ms. Misra was responsible for the U.S. and global interest rate markets and provided investment advice for clients. Mr. Pathani has been a portfolio manager for the Fund since April 2025 and an employee of JPMIM or its affiliates since 2004. He is a member of the GFICC group and a portfolio manager on the Global Investment Grade Corporate Credit team, focusing on financials and hybrid capital, which includes subordinated debt, preferred stock and other capital securities.
Ms. Coleman has announced her retirement from JPMIM effective March 2026. Until her retirement, Ms. Coleman will continue to serve on the portfolio management team, and upon her retirement, Messrs. Figuly, Norelli, Hauser, Pathani and Mses. Herr and Misra will continue to be responsible for the management of the Fund.
Income ETF
The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.
The portfolio management team for the Fund consists of J. Andrew Norelli, Managing Director, Andrew Headley, Managing Director and CFA charterholder, and Thomas Hauser, Managing Director and CFA charterholder. Mr. Headley is a portfolio manager within the GFICC group, where he focuses on multi-sector fixed income portfolios. Previously, he was the Head of the Securitized Investment Team for GFICC, where he was responsible for overseeing investments in agency and non-agency mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities. He has been a portfolio manager of the Fund since its inception and an employee of JPMIM since 2005. Information about Messrs. Norelli and Hauser is discussed earlier in this section.
International Bond Opportunities ETF
The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by research teams who provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objective of the Fund.
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The Funds’ Management and Administration (continued)
The Fund’s portfolio management team is comprised of Bob Michele, Managing Director and CFA charterholder, Iain Stealey, Managing Director and CFA charterholder, Lisa Coleman, Managing Director and CFA charterholder, Peter Aspbury, Managing Director and Andreas Michalitsianos, Managing Director and CFA charterholder. Mr. Michele has served as the lead portfolio manager for the Fund since its inception. An employee of JPMIM since 2008, Mr. Michele is the Global Chief Investment Officer within J.P. Morgan Asset Management’s GFICC group. He is responsible for overseeing the activities of the fixed income and currency investment teams based in United States, Europe and Asia. An employee of JPMIM since 2002 and a member of the portfolio management team for the Fund since its inception, Mr. Stealey is a portfolio manager in the International Fixed Income Group and Head of Global Aggregate Strategies and beginning in 2019, J.P. Morgan Asset Management’s International Chief Investment Officer of GFICC group. He specializes in portfolio construction and works on multi-currency accounts for both segregated clients and pooled funds. Mr. Aspbury is responsible for managing high yield investments for the Fund. A portfolio manager of the Fund since July 2020 and employee of JPMIM or its affiliates since 2010, Mr. Aspbury is a senior portfolio manager in the GFICC Global High Yield team and the head portfolio manager for European High Yield. Mr. Michalitsianos is currently a senior portfolio manager within the Global Investment Grade Corporate Credit team, focusing on sterling, European and unconstrained bond portfolios. An employee of JPMIM since 2002, Mr. Michalitsianos previously worked as a portfolio manager in the Long Duration group where he managed a range of strategies including credit, government and inflation protected bond mandates. Information about Ms. Coleman is discussed earlier in this section.
Ms. Coleman has announced her retirement from JPMIM effective March 2026. Until her retirement, Ms. Coleman will continue to serve on the portfolio management team, and upon her retirement, Messrs. Michele, Stealey, Aspbury and Michalitsianos will continue to be responsible for the management of the Fund.
Municipal ETF
Michelle Hallam, Michael R. Myers and Rachel Betton are the portfolio managers responsible for the day-to-day management of the Fund.
Ms. Hallam, Managing Director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) Group. Based in New York, Ms. Hallam is a senior portfolio manager for the Municipal Strategies Team and manages mutual funds and ETFs, as well as fixed income portfolios for institutional clients, insurance companies and private clients. In addition to her tax-exempt portfolio management responsibilities, Ms. Hallam is the taxable muni lead portfolio manager, where she and her team provide advisory and execution for GFICC broad market strategies as it relates to taxable munis. An employee since 1999, she previously worked as an analyst in the U.S. Institutional Fixed Income Group. She began her career as an analyst in the Internal Consulting Services program, where she worked on projects in Investment Management and Financial Risk Management. Ms. Hallam holds a B.S. in Economics from Cornell University and is a CFA charterholder.
Mr. Myers, Executive Director, is a member of the GFICC group. Based in Columbus, Mr. Myers is a senior portfolio manager for the Municipal Strategies team and is responsible for managing mutual funds and ETF’s as well as fixed income portfolios for private clients. Prior to joining the firm in 2005, Mr. Myers was a financial consultant at Smith Barney/Citigroup. He also worked at Morgan Stanley Dean Witter as both a senior liaison – product specialist on the Midwest Municipal Trading Desk and financial advisor. He holds a B.S. in Finance from the University of Akron.
Ms. Betton, Managing Director, is a member of the GFICC group. Based in New York, she is a senior portfolio manager for the for the Municipal Strategies Team. Prior to joining the firm in July 2023, Ms. Betton spent the last 10 years at PIMCO where she was a senior member of the municipal portfolio management team where she managed investment grade funds and ETFs as well as high yield, interval and state-specific strategies. Before that, she was an institutional municipal trader at Morgan Stanley where she focused on high yield. She has a B.A. in College of Social Studies from Wesleyan University.
Short Duration Core Plus ETF
The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are Cary Fitzgerald, Managing Director, and Kay Herr, Managing Director and CFA charterholder. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate a duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers. An employee of JPMorgan Chase since 2000 and a portfolio manager of the Fund since 2021, Mr. Fitzgerald is a portfolio manager in the GFICC group and oversees JPMIM’s short duration and stable value account strategies for institutional clients. Information about Ms. Herr is discussed earlier in this section.
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Ultra-Short Income ETF
The portfolio management team for the Fund utilizes a team based portfolio management approach and is comprised of James McNerny, Managing Director, David Martucci, Managing Director, Cecilia Junker, Managing Director and CFA charterholder and Kyongsoo Noh, Managing Director and CFA charterholder.
Mr. McNerny is the lead portfolio manager for the Fund and is primarily responsible for establishing and monitoring the investment strategy, utilizing the research and insight of credit analysts and the other portfolio managers in making day-to-day decisions regarding securities to be bought or sold by the Fund. An employee since 2000, Mr. McNerny is a portfolio manager within the Global Liquidity business. In this role, he oversees managed reserves portfolios, a strategy which focuses on high quality short-term fixed income investments. Previously, Mr. McNerny served as a fixed income portfolio manager and product specialist focusing on liquidity, short duration, broad market, extended market and total return products.
Mr. Martucci, Ms. Junker and Mr. Noh are co-managers of the Fund. In their roles as co-managers, they work closely with the lead portfolio manager to develop the investment strategy for the Fund. An employee since 2000, Mr. Martucci is the head of the managed reserves strategy and oversees the portfolio management team. Ms. Junker and Mr. Noh have a focus on the Fund’s investments in securitized products. An employee since 1987, Ms. Junker is a portfolio manager within the Global Liquidity business. In this role, she oversees managed reserves portfolios. Previously, Ms. Junker served as a portfolio manager within the U.S. Fixed Income Group, specializing in asset-backed and commercial mortgage-backed securities. An employee since 2000, Mr. Noh is a portfolio manager within the Global Liquidity business. In this role, he oversees managed reserves portfolios. Previously, Mr. Noh was a portfolio manager within the U.S. Fixed Income Group, specializing in asset-backed securities.
Ultra-Short Municipal Income ETF
Curtis White and Josh Brunner are the portfolio managers responsible for the day-to-day management of the Fund.
Mr. White, Executive Director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in New York, Mr. White is a portfolio manager for the Municipal Strategies Team and manages mutual funds and ETFs, as well as separately managed fixed income portfolios. An employee since 1997, Mr. White was previously a portfolio manager for the Global Liquidity team and managed various tax-exempt money market funds as well as individual account portfolios. Prior to this, Mr. White was a performance analyst. Before joining the firm, he worked for BISYS Fund Services as a mutual fund accountant and was a personal financial advisor for American Express Financial Advisors. Mr. White holds a B.S.B.A. in Finance/Business Management from Slippery Rock University.
Mr. Brunner, Executive Director, is a member of the GFICC group. Based in Columbus, Mr. Brunner is a portfolio manager for the Tax Aware Strategies team and manages mutual funds, as well as fixed income portfolios for institutional and private clients. An employee since 2000, Mr. Brunner was previously a tax-free trader for the same group. Before joining the firm, he worked in operations and sales support at AIM Mutual Funds. Mr. Brunner holds a B.A. in psychology from the University of Texas and is a CFA charterholder.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
The Funds’ Distributor
JPMorgan Distribution Services, Inc. (the Distributor) is the distributor of the Funds’ Shares. The Distributor or its agent distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares of the Funds. The Distributor has no role in determining the investment policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.
Payments to Financial Intermediaries
JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to Financial Intermediaries whose customers invest in Shares of the Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or the Financial Intermediaries’ making Shares of the Funds available to their customers. Such compensation may provide such Financial Intermediaries with an incentive to favor sales of Shares of the Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.
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Purchase and Redemption of Shares
Buying and Selling Shares
In the Secondary Market. Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed and traded on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for Shares of each Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity.
Shares of the Funds trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares.
Directly with the Fund. Each Fund’s Shares are issued or redeemed by the Fund at NAV per Share only in a large specified number of Shares called a “Creation Unit” or multiples thereof. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see “Appendix A - Purchases and Redemptions” in the Funds’ Statement of Additional Information.
Beneficial Ownership. The Depository Trust Company (DTC) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants” (i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations), some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants” (i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests). The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more detailed information, see “Book Entry Only System” in the Funds’ Statement of Additional Information.
Premium/Discount Information
Information about the differences between the daily market price on the Exchange for Shares of a Fund and the Fund’s NAV can be found on the Fund’s website, www.jpmorganfunds.com. NAV is the price at which a Fund issues and redeems Shares. It is calculated in accordance with a Fund’s pricing and valuation policies. The market price (Market Price) is generally the official closing price of a Fund’s Shares on the Exchange. A Fund’s Market Price may be at, above (at a premium) or below (at a discount) its NAV. The NAV of a Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares because Shares are bought and sold at current Market Price. The Market Price is also used to calculate market returns of a Fund.
Pricing Shares
Investors that purchase or sell Shares on the secondary market transact at the Market Price on the Exchange. The Market Price may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.
The Exchange disseminates the approximate value of Shares of each Fund periodically throughout the trading day. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by a Fund. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any representation or warranty as to its accuracy.
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NAV is calculated each business day as of the close of the New York Stock Exchange (NYSE) or Cboe BZX Exchange, Inc. (Cboe), as applicable, which is typically 4:00 p.m. E.T. On occasion, the NYSE or the Cboe will close before 4:00 p.m. E.T. When that happens, NAV will be calculated as of the time the NYSE or the Cboe closes, as applicable. The Funds will not treat an intraday unscheduled disruption or closure in the NYSE or the Cboe trading as a closure of the NYSE or the Cboe, as applicable, and will calculate NAV as of 4:00 p.m. E.T. if the particular disruption or closure directly affects only the NYSE or the Cboe. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s Shares may change on days when you will not be able to purchase or redeem your Shares. There may be changes in the value of securities listed on a foreign exchange during the period between the last quote from a Fund’s closed foreign markets and times during the Fund’s domestic trading day. During the time when Fund Shares are trading but a foreign exchange is closed, there may be bid/ask spreads and the resulting premium or discount to the Fund Shares’ NAV may widen. The NAV per share of each Fund is equal to the value of all its assets minus its liabilities, divided by the number of outstanding Shares.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Trust’s Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance the performance of the Underlying Index.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from independent pricing services, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. E.T.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of other open-end investment companies are valued at their respective NAVs.
Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.
Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.
Exchange traded futures are valued at the last sale price available prior to the calculation of a Fund’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Non-listed over-the-counter futures are valued utilizing market quotations provided by approved pricing services.
Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
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Purchase and Redemption of Shares (continued)
Frequent Purchases and Redemptions
The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike mutual funds, each Fund issues and redeems its Shares at NAV only in Creation Units, and the Fund’s Shares may be purchased and sold on the Exchange at prevailing Market Prices.
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Shareholder Information
Taxes on Distributions
Each Fund has elected to be treated and intends to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
Each Fund generally declares and distributes net investment income, if any, at least monthly. Each Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gain. The amounts of the Fund’s distributions are driven by federal tax requirements. Such required taxable distributions to shareholders may be significant even if the Fund’s overall performance for the applicable taxable year is negative.
For the Income ETF, in connection with the adviser’s management of distributions throughout the year to help minimize fluctuations in monthly dividends, the Fund may not distribute all of its net investment income on a monthly basis and may also distribute gains more frequently. In connection with the adviser’s management of distributions, the Fund may carry over a portion of undistributed income from one calendar year to the next, which may be subject to an excise tax in accordance with Internal Revenue Code. The Fund intends to make distributions sufficient to avoid imposition of an excise tax, although the Fund reserves the right to pay an excise tax in certain circumstances.
For the Municipal ETF and Ultra-Short Municipal Income ETF, if, at the close of each quarter of its taxable year, at least 50% of the value of a fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” As described in the section entitled “What are the Fund’s main investment strategies?” for that Fund, the Fund invest primarily in various types of municipal securities, the interest on which is exempt from federal income tax. Distributions that are properly reported as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax for individual shareholders. You should consult your tax advisor concerning your own tax situation. Shareholders who receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in a fund may have on the federal taxation of their benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.
A Fund may invest a portion of its assets in securities that generate income subject to federal, state, and/or local taxes. For federal income tax purposes, distributions of net investment income that are not properly reported as exempt-interest dividends generally are taxable as ordinary income from dividends. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at a maximum individual federal income tax rate applicable to “qualified dividend income” of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by that Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable to a U.S. shareholder as ordinary income. Given the investment strategies of the Funds, it is not anticipated that a significant portion of the distributions paid by a Fund will be eligible to be designated as qualified dividend income.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your Shares in the Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Shares, but excluding any exempt-interest dividends received from a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
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Shareholder Information (continued)
Except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, or you are a tax-exempt investor, if you buy Shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. This is known as “buying a dividend”. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Shares). To avoid buying a dividend, please check a Fund’s Dividend and Capital Gain Schedule on the Fund’s website before you invest.
A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the distributions.
A Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Any foreign tax withheld on payments made “in lieu of” dividends or interest with respect to loaned securities will not qualify for the pass-through of foreign tax credits to shareholders. Although in some cases a Fund may be able to apply for a refund or a portion of such taxes, the ability to successfully obtain such a refund may be uncertain. Tax treaties between certain countries and the United States may reduce or eliminate such foreign taxes.
A Fund may invest a significant portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
A Fund’s investment in certain debt obligations and derivatives instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.
Active Bond ETF’s investment in REIT securities may also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.
A Fund’s transactions in futures contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
The extent to which a Fund can invest in master limited partnerships is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.
The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.
Early in each calendar year, you will receive a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.
Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.
Shares of the Municipal ETF and Ultra-Short Municipal Income ETF may not be suitable for tax-exempt investors since such investors are generally tax exempt and, therefore, would not gain any additional benefit from the Fund’s dividends being tax exempt.
Any foreign shareholder would generally be subject to U.S. tax- withholding on distributions by the Funds, as discussed in the Statement of Additional Information.
Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.
106  |  J.P. Morgan Exchange-Traded Funds

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units
At the time of purchase, an Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash paid. At redemption, a person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash received in connection with the redemption. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.
The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.
Tax-Advantaged Product Structure
Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in Creation Units at each day’s next calculated NAV. For each of the Funds, Shares are created and redeemed partially in cash. The in-kind arrangements are designed to protect ongoing shareholders from adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.
Other Information
For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions.
July 1, 2025  |  107

Investment Practices
The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed.
FUND NAME	FUND CODE
Active Bond ETF	1
Core Plus Bond ETF	2
Income ETF	3
International Bond Opportunities ETF	4
Municipal ETF	5
Short Duration Core Plus ETF	6
Ultra-Short Income ETF	7
Ultra-Short Municipal Income ETF	8

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1-4, 6-7	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets and pools of loans, such as collateralized loan obligations.
	1-8	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	3-6, 8	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’
acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank.
Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1-8	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1, 3-5, 7-8	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	2-5	Credit Currency Foreign Investment Interest Rate Market Political
108  |  J.P. Morgan Exchange-Traded Funds

INSTRUMENT	FUND CODE	RISK TYPE
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date.
	1-6, 8	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-8	Credit Currency Interest Rate Liquidity Market Political Valuation
Commodity-Related Pooled Investment Vehicles: Ownership interests in grantor trusts and other pooled investment vehicles, including commodity pools, that hold tangible assets such as gold, silver and other commodities or invest in commodities futures. Grantor trusts are typically traded on an exchange.
	3-4	Credit Foreign Investment Leverage Liquidity Market Valuation
Common Stock: Shares of ownership of a company.	2-4, 6	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	2-3	Credit Market
Contract for Differences: An arrangement made in a futures contract whereby differences in settlement are made through cash payments, rather than the delivery of physical goods or securities.	7	Credit Leverage Liquidity Management Market
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	2-4, 6	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-8	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1-4, 6	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
July 1, 2025  |  109

Investment Practices (continued)
INSTRUMENT	FUND CODE	RISK TYPE
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	2-4	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.
	2-6, 8	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	2-4, 6	Foreign Investment Credit Currency Interest Rate Market Liquidity Political
Exchange-Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.
	1-6, 8	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management or operational purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards
(NDFs)), forward rate agreements and currency swaps, caps and floors.
	2-4, 6	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs),
European Depositary Receipts (EDRs) and American Depositary Securities (ADSs).
	1-4, 6-7	Foreign Investment Interest Rate Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality.
	2-8	Credit Currency High Yield Securities Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
	1-8	Credit Currency Interest Rate Political
Initial Public Offerings (IPOs): A transaction in which a previously private company makes its first sale of stock to the public.	3-4	Market
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility	1-8	Credit Interest Rate Market
110  |  J.P. Morgan Exchange-Traded Funds

INSTRUMENT	FUND CODE	RISK TYPE
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1-6, 8	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.
	1-8	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	2-6	Credit Currency Extension Foreign Investment Interest Rate Liquidity Loans Market Political Prepayment Structured Investments
Master Limited Partnerships (MLPs): Limited partnerships that are publicly traded on a securities exchange.	3-4, 6	Market
Mortgages (Directly Held): Debt instruments secured by real property.	2-4, 6	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities
(CMBSs) and other asset-backed structures.
	1-8	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1]: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.

	1-4, 6-7	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
1
All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1∕3% of a Fund’s total assets except as permitted by law.
July 1, 2025  |  111

Investment Practices (continued)
INSTRUMENT	FUND CODE	RISK TYPE
Municipal Obligations and Securities: Securities issued by a state or political subdivision
(including securities issued by a foreign state or subdivision) to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1-8	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	2-6, 8	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-4, 6-7	Credit Foreign Investment Liquidity Political Valuation
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b)
futures contracts on securities and indexes of securities.
	1-8	Credit Interest Rate Leverage Liquidity Management Market
Preferred Securities: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	2-4, 6	Interest Rate Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not
registered under the Securities Act of 1933, such as privately placed commercial paper and
Rule 144A securities.
	1-8	Liquidity Market Valuation
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-3, 6	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-4, 6-8	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date.	2-3, 6, 8	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
	1-4, 6	Market
Securities Lending: The lending of up to 33 1∕3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1-3, 5-6, 8	Credit Leverage Market
112  |  J.P. Morgan Exchange-Traded Funds

INSTRUMENT	FUND CODE	RISK TYPE
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	2-6, 8	Credit Liquidity Market
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	4	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1-4, 6-7	Credit Foreign Investment Interest Rate Liquidity Political Valuation
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-
Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO
structure.
	1-4, 6-7	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	2-6, 8	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties.
Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1, 2-6, 8	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-
term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	2-4, 6, 8	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1-8	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment
Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).
	1-8	Market
July 1, 2025  |  113

Investment Practices (continued)
INSTRUMENT	FUND CODE	RISK TYPE
Trust Preferred: Securities with characteristics of both subordinated debt and preferred stock.
Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
	2-4, 6	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie
Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes,
CMOs and REMICs.
	1-8	Credit Government Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including
Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS)
and Coupons Under Book Entry Safekeeping (CUBES).
	1-8	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.
	1-8	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-8	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
	1-8	Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Securities
Risk related to certain investments held by the Funds:
Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.
Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.
Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.
Extension risk The risk that a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.
Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar-denominated debt, thereby increasing credit risk.
Government securities risk A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as securities issued by Fannie Mae, Ginnie Mae or Freddie Mac securities). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
114  |  J.P. Morgan Exchange-Traded Funds

High yield securities risk The risk that a Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s NAV may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to great risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.
Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall). A Fund may face a heightened level of interest rate risk due to certain changes in monetary policy.
Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.
Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.
Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.
Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.
Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.
Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.
Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.
Prepayment risk The risk that declining interest rates or other factors will result in unexpected prepayments, causing the value of the investment to fall.
Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.
Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.
Zero-Coupon Bond risk The risk that the market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. A Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at a Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. A Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which a Fund’s expenses could otherwise be allocated and may reduce a Fund’s rate of return.
July 1, 2025  |  115

Financial Highlights
The financial highlights table is intended to help you understand a Fund’s financial performance for the past five fiscal years or the period of a Fund’s operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with a Fund’s financial statements, are included in a Fund’s Financial Statements and Other Information, which is available online at www.jpmorganfunds.com or upon request by calling J.P. Morgan Funds Services at 1-844-457-6383 (844-4JPM ETF).
To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in the fee table will not correlate to the ratio of expenses to average net assets in the financial highlights below.
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Active Bond ETF
Year Ended February 28, 2025	$52.10	$2.57	$1.19	$3.76	$(2.37)	$(0.02)	$(2.39)
October 11, 2023 (e) through February 29, 2024	49.87	1.01	1.95	2.96	(0.73)	—	(0.73)
JPMorgan Core Plus Bond ETF
Year Ended February 28, 2025	46.22	2.45	0.79	3.24	(2.37)	—	(2.37)
Year Ended February 29, 2024	46.22	2.27	(0.21)	2.06	(2.06)	—	(2.06)
Year Ended February 28, 2023	52.24	1.68	(6.23)	(4.55)	(1.47)	—	(1.47)
Year Ended February 28, 2022	54.31	1.09	(1.96)	(0.87)	(1.09)	(0.11)	(1.20)
Year Ended February 28, 2021	54.17	0.97	0.70(f)	1.67	(0.88)	(0.65)	(1.53)
JPMorgan Income ETF
Year Ended February 28, 2025	45.17	2.81	0.78	3.59	(2.77)	—	(2.77)
Year Ended February 29, 2024	44.90	2.84	0.06	2.90	(2.63)	—	(2.63)
Year Ended February 28, 2023	48.89	2.36	(4.24)	(1.88)	(2.10)	(0.01)	(2.11)
October 28, 2021 through February 28, 2022	50.00	0.58	(1.24)	(0.66)	(0.45)	—	(0.45)
JPMorgan International Bond Opportunities ETF
Year Ended February 28, 2025	47.23	2.24	0.64	2.88	(2.20)	—	(2.20)
Year Ended February 29, 2024	46.64	2.12	0.62	2.74	(2.15)	—	(2.15)
Year Ended February 28, 2023	48.96	1.57	(2.48)	(0.91)	(1.41)	—	(1.41)
Year Ended February 28, 2022	51.04	1.16	(1.92)	(0.76)	(1.32)	—	(1.32)
Year Ended February 28, 2021	49.98	1.45	1.00(f)	2.45	(1.39)	—	(1.39)

(a)
Annualized for periods less than one year, unless otherwise noted.
(b)
Calculated based upon average shares outstanding.
(c)
Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)
Commencement of operations.
(f)
Calculation of the net realized and unrealized gains (losses) per share does not correlate with the Fund's net realized and unrealized gains (losses) presented in the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund's investments.
(g)
Since the shares of the Fund did not trade in the secondary market until the day after the Fund's inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.
116  |  J.P. Morgan Exchange-Traded Funds

			Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$53.47	$53.63	7.42%	7.43%	$1,526,483,500	0.25%	4.87%	0.25%	89%
52.10	52.24	5.95	6.23	195,376,421	0.29	5.06	0.29	78

47.09	47.23	7.21	7.24	5,800,995,480	0.37	5.27	0.39	111
46.22	46.34	4.58	4.65	2,630,096,49 3	0.39	4.94	0.39	57
46.22	46.30	(8.76)	(8.84)	762,673,581	0.39	3.55	0.39	36
52.24	52.37	(1.66)	(1.73)	276,853,932	0.40	2.02	0.40	81
54.31	54.48	3.08	2.87	146,648,110	0.36	1.76	0.36	272

45.99	46.18	8.22	8.15	3,028,468,581	0.39	6.19	0.40	120
45.17	45.37	6.67	6.27	1,071,983,762	0.40	6.33	0.40	162
44.90	45.25	(3.84)	(3.52)	348,910,890	0.40	5.17	0.40	216
48.89	49.09	(1.34)	(0.94)(g)	137,861,001	0.39	3.47	0.39	13

47.91	48.26	6.26	6.29	589,241,383	0.50	4.72	0.50	38
47.23	47.55	6.08	6.31	415,646,453	0.50	4.56	0.50	25
46.64	46.84	(1.81)	(1.43)	284,507,436	0.50	3.39	0.50	71
48.96	48.98	(1.56)	(2.10)	323,118,565	0.50	2.28	0.50	52
51.04	51.34	5.02	5.95	250,097,283	0.50	2.90	0.50	136
July 1, 2025  |  117

Financial Highlights (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Municipal ETF
Year Ended February 28, 2025	$50.79	$1.80	$(0.16)	$1.64	$(1.74)	$—	$(1.74)
Year Ended February 29, 2024	49.77	1.77	0.89	2.66	(1.64)	—	(1.64)
Year Ended February 28, 2023	52.97	1.37	(3.44)	(2.07)	(1.13)	—	(1.13)
Year Ended February 28, 2022	54.37	0.85	(1.18)	(0.33)	(0.85)	(0.22)	(1.07)
Year Ended February 28, 2021	55.15	1.00	(0.71)	0.29	(0.94)	(0.13)	(1.07)
JPMorgan Short Duration Core Plus ETF
Year Ended February 28, 2025	46.29	2.27	0.84	3.11	(2.23)	—	(2.23)
Year Ended February 29, 2024	45.88	2.01	0.35	2.36	(1.95)	—	(1.95)
Year Ended February 28, 2023	48.60	1.31	(2.78)	(1.47)	(1.25)	—	(1.25)
March 1, 2021 (e) through February 28, 2022	50.00	0.62	(1.42)	(0.80)	(0.59)	(0.01)	(0.60)
JPMorgan Ultra-Short Income ETF
Year Ended February 28, 2025	50.41	2.56	0.23	2.79	(2.57)	—	(2.57)
Year Ended February 29, 2024	50.28	2.49	0.10	2.59	(2.46)	—	(2.46)
Year Ended February 28, 2023	50.35	1.17	(0.18)	0.99	(0.97)	(0.09)	(1.06)
Year Ended February 28, 2022	50.78	0.28	(0.35)	(0.07)	(0.32)	(0.04)	(0.36)
Year Ended February 28, 2021	50.51	0.58	0.28	0.86	(0.59)	—(g)	(0.59)
JPMorgan Ultra-Short Municipal Income ETF
Year Ended February 28, 2025	50.80	1.66	0.10	1.76	(1.66)	—	(1.66)
Year Ended February 29, 2024	50.61	1.63	0.16	1.79	(1.60)	—	(1.60)
Year Ended February 28, 2023	50.76	0.70	(0.19)	0.51	(0.66)	—	(0.66)
Year Ended February 28, 2022	51.01	0.13	(0.25)	(0.12)	(0.13)	—	(0.13)
Year Ended February 28, 2021	50.53	0.32	0.52	0.84	(0.36)	—	(0.36)

(a)
Annualized for periods less than one year, unless otherwise noted.
(b)
Calculated based upon average shares outstanding.
(c)
Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)
Commencement of operations.
(f)
Since the shares of the Fund did not trade in the secondary market until the day after the Fund's inception, for the period from the inception to the first day of secondary market trading, the net asset value is used as a proxy for the secondary market trading price to calculate the market returns.
(g)
Amount rounds to less than $0.005.
118  |  J.P. Morgan Exchange-Traded Funds

			Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$50.69	$50.78	3.31%	3.39%	$2,450,861,332	0.17%	3.56%	0.17%	39%
50.79	50.84	5.46	5.48	1,221,487,390	0.17	3.54	0.17	27
49.77	49.81	(3.89)	(3.88)	408,142,543	0.16	2.74	0.16	33
52.97	53.01	(0.66)	(0.55)	100,642,548	0.18	1.56	0.18	48
54.37	54.35	0.54	0.67	76,120,305	0.23	1.84	0.23	56

47.17	47.26	6.89	7.02	607,026,786	0.33	4.87	0.33	60
46.29	46.32	5.28	5.41	410,557,850	0.33	4.39	0.33	48
45.88	45.85	(3.03)	(3.11)	190,421,997	0.32	2.82	0.32	199
48.60	48.61	(1.63)	(1.61)(f)	192,461,679	0.32	1.26	0.32	175

50.63	50.66	5.69	5.69	30,877,401,175	0.17	5.07	0.17	66
50.41	50.44	5.29	5.31	22,514,509,028	0.17	4.97	0.17	77
50.28	50.30	2.01	2.00	25,144,500,767	0.17	2.34	0.17	57
50.35	50.37	(0.14)	(0.12)	18,686,174,480	0.18	0.56	0.18	70
50.78	50.79	1.72	1.67	16,144,037,713	0.17	1.14	0.17	94

50.90	50.92	3.53	3.56	3,440,620,333	0.17	3.27	0.17	53
50.80	50.81	3.59	3.67	2,636,616,919	0.17	3.23	0.17	76
50.61	50.58	1.01	0.97	2,520,461,501	0.17	1.39	0.17	94
50.76	50.75	(0.23)	(0.29)	3,116,619,866	0.17	0.26	0.17	50
51.01	51.03	1.66	1.64	1,410,311,158	0.16	0.63	0.16	67
July 1, 2025  |  119

This Page Intentionally Left Blank.

How to Reach Us
MORE INFORMATION
For investors who want more information on the Funds, the following documents are available free upon request:
ANNUAL REPORTS, SEMI-ANNUAL REPORTS, AND FINANCIAL STATEMENTS AND OTHER INFORMATION
The Funds’ annual reports, semi-annual reports, and Financial Statements and Other Information contain more information about each Fund’s investments and performance. The annual reports also include details about the market conditions and investment strategies that have a significant effect on each Fund’s performance.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-844-457-6383 (844-4JPM ETF) or writing to:
J.P. Morgan Exchange-Traded Funds
277 Park Avenue
New York, NY 10172
If you buy your Shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.
Reports, a copy of the SAI, and the Financial Statements and Other Information about the Funds are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File No. for the Funds is 811-22903.
©JPMorgan Chase & Co., 2025. All rights reserved. July 2025.

PR-FIETF-A-725

Prospectus
J.P. Morgan Exchange-Traded Funds
July 1, 2025
	Ticker	Listing Exchange
JPMorgan BetaBuilders U.S. Aggregate Bond ETF	BBAG	NYSE Arca, Inc.
JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF	BBSB	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF	BBIB	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF	BBLB	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF	BBHY	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF	BBCB	NYSE Arca, Inc.
JPMorgan USD Emerging Markets Sovereign Bond ETF	JPMB	NYSE Arca, Inc.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan BetaBuilders U.S. Aggregate Bond ETF
Ticker: BBAG
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg U.S. Aggregate Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.03%
Total Annual Fund Operating Expenses	0.03
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	3	10	17	39
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg U.S. Aggregate Index (the Underlying Index), which represents securities that are SEC-registered, taxable, and US dollar denominated. The Underlying Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bloomberg Index Services Limited is the index provider for the Underlying Index (the Index Provider). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will provide shareholders with at least 60 days prior notice of any change in this policy. As of May 30, 2025 the effective duration of the Underlying Index was 6.00 years.
As part of its principal strategy, the Fund invests in corporate bonds structured as corporate debt securities, U.S. dollar denominated foreign debt securities, asset-backed securities, mortgage-backed securities, mortgage dollar rolls, and U.S. Government obligations, which may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. Unlike many actively-managed funds, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund intends to utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. Targeted investment characteristics of the collective portfolio include asset class exposure, industry weightings, liquidity, and other fixed income specific attributes (such as yield, duration, credit quality, spread and maturity). Even when the Fund utilizes representative sampling, it must still invest at
July 1, 2025  |  1

JPMorgan BetaBuilders U.S. Aggregate Bond ETF (continued)
least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly in accordance with the monthly rebalancing of the Underlying Index.
The Fund will primarily invest in bonds that are included in the Bloomberg U.S. Aggregate Index, but may invest in bonds that are not included in the Bloomberg U.S. Aggregate Index.
The Fund may invest in Mortgage TBAs. Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date.
The Fund may invest in debt obligations, denominated in U.S. dollars, that are issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities.
The Fund will not invest in asset classes that are not present in the Underlying Index. The Fund will not invest in debt securities that are rated below investment grade (i.e., high yield and junk bonds).
The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences between the valuation of securities in the Underlying Index and in the Fund’s NAV and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, because the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. As a result, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Fund. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund
2  |  J.P. Morgan Exchange-Traded Funds

could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Geographic Focus Risk. The Fund focuses its investments in the United States. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayment than other mortgage-related securities.
The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
July 1, 2025  |  3

JPMorgan BetaBuilders U.S. Aggregate Bond ETF (continued)
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
ETF and Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of an ETF or other investment company in which the
Fund may invest. The price and movement of an index-based ETF may not track its underlying index and may result in a loss. ETFs may trade at a price below their NAV (also known as a discount).
Foreign Securities Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Foreign Issuer Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
4  |  J.P. Morgan Exchange-Traded Funds

The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past six calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares the Fund’s performance to the Bloomberg U.S. Aggregate Index. As of February 1, 2023, the Fund changed its investment strategies. In view of these changes, the Fund’s performance record prior to this period might be less pertinent for investors considering whether to purchase Shares of the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
YEAR-BY-YEAR RETURNS

15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
8.22%
7.27%
-1.82%
-13.24%
5.48%
1.28%
2019
2020
2021
2022
2023
2024

Best Quarter	4th quarter, 2023	6.69%
Worst Quarter	1st quarter, 2022	-5.86%

The Fund’s year-to-date total return	through	3/31/25	was	2.75%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Past	Life of Fund since
	1 Year	5 Years	12/12/2018
SHARES
Return Before Taxes	1.28%	-0.48%	1.09%
Return After Taxes on Distributions	-0.44	-1.57	-0.03
Return After Taxes on Distributions and Sale of Fund Shares	0.75	-0.80	0.38
BLOOMBERG U.S. AGGREGATE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	1.25	-0.33	1.29
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Mark Willauer	2024	Executive Director
Evan Olonoff	2023	Executive Director
Jan Ho	2023	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
July 1, 2025  |  5

JPMorgan BetaBuilders U.S. Aggregate Bond ETF (continued)
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
6  |  J.P. Morgan Exchange-Traded Funds

JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF
Ticker: BBSB
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the ICE U.S. Treasury 1-3 Year Bond Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.04%
Total Annual Fund Operating Expenses	0.04
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	4	13	23	51
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the ICE U.S. Treasury 1-3 Year Bond Index (the Underlying Index), which measures the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than one year and less than or equal to three years. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. ICE Data Indices, LLC is the index provider for the Underlying Index (the Index Provider). The Underlying Index is a subset of the ICE U.S. Treasury Bond Index Series and primarily includes U.S. Treasury issued debt with the following excluded: Inflation-linked securities, Floating Rate Notes, Cash Management and Treasury Bills, and any government agency debt issued with or without a government guarantee. The dollar-weighted average maturity of the Underlying Index as of May 30, 2025 was 1.99 years.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. Unlike many actively-managed funds, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund intends to utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. Targeted investment characteristics of the collective portfolio include curve exposure and liquidity, and other fixed income specific attributes (such as yield, duration and maturity). Even when the Fund utilizes representative sampling, it must still invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly in accordance with the monthly rebalancing of the Underlying Index.
The Fund may also invest in shares of affiliated money market funds.
July 1, 2025  |  7

JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF (continued)
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the
Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences between the valuation of securities in the Underlying Index and in the Fund’s NAV and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, because the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. As a result, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Fund. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any
8  |  J.P. Morgan Exchange-Traded Funds

actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Geographic Focus Risk. The Fund focuses its investments in the United States. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Government Securities Risk. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the Bloomberg U.S. Aggregate Index and ICE U.S. Treasury 1-3 Year Bond Index. The Bloomberg U.S. Aggregate Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The ICE U.S. Treasury 1-3 Year Bond Index is the Fund’s Underlying Index and is more representative of the Fund’s investment universe than the regulatory index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
SOURCE ICE DATA INDICES, LLC (“ICE DATA”), IS USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES AND BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER
July 1, 2025  |  9

JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF (continued)
ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND THE ADVISER, OR ANY OF ITS PRODUCTS OR SERVICES.
YEAR-BY-YEAR RETURNS

4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.00%
2024

Best Quarter	3rd quarter, 2024	2.90%
Worst Quarter	4th quarter, 2024	-0.11%

The Fund’s year-to-date total return	through	3/31/25	was	1.61%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Life of Fund since
	1 Year	04/19/2023
SHARES
Return Before Taxes	4.00%	3.99%
Return After Taxes on Distributions	1.98	1.94
Return After Taxes on Distributions and Sale of Fund Shares	2.34	2.17
BLOOMBERG U.S. AGGREGATE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	1.25	2.49
ICE US TREASURY 1-3 YEAR BOND INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	4.04	4.06
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Mark Willauer	2024	Executive Director
Evan Olonoff	2023	Executive Director
Jan Ho	2024	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
10  |  J.P. Morgan Exchange-Traded Funds

JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF
Ticker: BBIB
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the ICE U.S. Treasury 3-10 Year Bond Index Total Return in USD.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.04%
Total Annual Fund Operating Expenses	0.04
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	4	13	23	51
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the ICE U.S. Treasury 3-10 Year Bond Index Total Return in USD (the Underlying Index), which measures the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than three years and less than or equal to ten years. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. ICE Data Indices, LLC is the index provider for the Underlying Index (the Index Provider). The Underlying Index is a subset of the ICE U.S. Treasury Bond Index Series and primarily includes U.S. Treasury issued debt with the following excluded: Inflation-linked securities, Floating Rate Notes, Cash Management and Treasury Bills, and any government agency debt issued with or without a government guarantee. The dollar-weighted average maturity of the Underlying Index as of May 30, 2025 was 5.48 years.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. Unlike many actively-managed funds, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund intends to utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. Targeted investment characteristics of the collective portfolio include curve exposure and liquidity, and other fixed income specific attributes (such as yield, duration and maturity). Even when the Fund utilizes representative sampling, it must still invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly in accordance with the monthly rebalancing of the Underlying Index.
The Fund may also invest in shares of affiliated money market funds.
July 1, 2025  |  11

JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF (continued)
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the
Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences between the valuation of securities in the Underlying Index and in the Fund’s NAV and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, because the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. As a result, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Fund. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any
12  |  J.P. Morgan Exchange-Traded Funds

actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Geographic Focus Risk. The Fund focuses its investments in the United States. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Government Securities Risk. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the Bloomberg U.S. Aggregate Index and ICE U.S. Treasury 3-10 Year Bond Index Total Return in USD. The Bloomberg U.S. Aggregate Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The ICE U.S. Treasury 3-10 Year Bond Index Total Return in USD is the Fund’s Underlying Index and is more representative of the Fund’s investment universe than the regulatory index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
SOURCE ICE DATA INDICES, LLC (“ICE DATA”), IS USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES AND BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA
July 1, 2025  |  13

JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF (continued)
INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND THE ADVISER, OR ANY OF ITS PRODUCTS OR SERVICES.
YEAR-BY-YEAR RETURNS

Best Quarter	3rd quarter, 2024	4.74%
Worst Quarter	4th quarter, 2024	-2.85%

The Fund’s year-to-date total return	through	3/31/25	was	3.13%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Life of Fund since
	1 Year	04/19/2023
SHARES
Return Before Taxes	1.36%	1.82%
Return After Taxes on Distributions	-0.16	0.26
Return After Taxes on Distributions and Sale of Fund Shares	0.80	0.73
BLOOMBERG U.S. AGGREGATE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	1.25	2.49
ICE U.S. TREASURY 3-10 YEAR BOND INDEX TOTAL RETURN IN USD (Reflects No Deduction for Fees, Expenses, or Taxes)	1.38	1.86
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Mark Willauer	2024	Executive Director
Evan Olonoff	2023	Executive Director
Jan Ho	2024	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or
14  |  J.P. Morgan Exchange-Traded Funds

financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2025  |  15

JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF
Ticker: BBLB
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the ICE US Treasury 20+ Year Bond Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.04%
Total Annual Fund Operating Expenses	0.04
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	4	13	23	51
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the ICE US Treasury 20+ Year Bond Index (the Underlying Index), which measures the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than twenty years. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. ICE Data Indices, LLC is the index provider for the Underlying Index (the Index Provider). The Underlying Index is a subset of the ICE U.S. Treasury Bond Index Series and primarily includes U.S. Treasury issued debt with the following excluded: Inflation-linked securities, Floating Rate Notes, Cash Management and Treasury Bills, and any government agency debt issued with or without a government guarantee. The dollar-weighted average maturity of the Underlying Index as of May 30, 2025 was 26.22 years.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. Unlike many actively-managed funds, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund intends to utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. Targeted investment characteristics of the collective portfolio include curve exposure and liquidity, and other fixed income specific attributes (such as yield, duration and maturity). Even when the Fund utilizes representative sampling, it must still invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly in accordance with the monthly rebalancing of the Underlying Index.
The Fund may also invest in shares of affiliated money market funds.
16  |  J.P. Morgan Exchange-Traded Funds

The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the
Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences between the valuation of securities in the Underlying Index and in the Fund’s NAV and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, because the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. As a result, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Fund. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any
July 1, 2025  |  17

JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF (continued)
actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Geographic Focus Risk. The Fund focuses its investments in the United States. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Government Securities Risk. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. The table compares the Fund’s performance to the Bloomberg U.S. Aggregate Index and ICE US Treasury 20+ Year Bond Index. The Bloomberg U.S. Aggregate Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The ICE US Treasury 20+ Year Bond Index is the Fund’s Underlying Index and is more representative of the Fund’s investment universe than the regulatory index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
SOURCE ICE DATA INDICES, LLC (“ICE DATA”), IS USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES AND BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER
18  |  J.P. Morgan Exchange-Traded Funds

ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND THE ADVISER, OR ANY OF ITS PRODUCTS OR SERVICES.
YEAR-BY-YEAR RETURNS

0.00%
-1.00%
-2.00%
-3.00%
-4.00%
-5.00%
-6.00%
-7.00%
-8.00%
-9.00%
-7.74%
2024

Best Quarter	3rd quarter, 2024	7.95%
Worst Quarter	4th quarter, 2024	-9.54%

The Fund’s year-to-date total return	through	3/31/25	was	4.79%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Life of Fund since
	1 Year	04/19/2023
SHARES
Return Before Taxes	-7.74%	-5.94%
Return After Taxes on Distributions	-9.59	-7.70
Return After Taxes on Distributions and Sale of Fund Shares	-4.53	-5.18
BLOOMBERG U.S. AGGREGATE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	1.25	2.49
ICE US TREASURY 20+ YEAR BOND INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	-7.73	-5.95
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Mark Willauer	2024	Executive Director
Evan Olonoff	2023	Executive Director
Jan Ho	2024	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2025  |  19

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
Ticker: BBHY
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the ICE BofA US High Yield Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.07%
Total Annual Fund Operating Expenses	0.07
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	7	23	40	90
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the ICE BofA US High Yield Index (the Underlying Index), which is capitalization weighted based on an issuer’s current market value of debt outstanding and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market. To be included in the Underlying Index, securities must be rated below investment grade (based on an average of Moody’s, S&P, and Fitch ratings), have at least 18 months to final maturity at time of issuance, at least one year remaining term to final maturity as of rebalance date, a fixed coupon schedule and a minimum amount outstanding of $250 million. Securities must have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe. Securities that are original issue zero coupon bonds, 144A securities, pay-in-kind securities, callable perpetual securities (provided they are at least one year from the first call date), and fixed-to-floating (provided they are callable within the fixed rate period and at least one year from last call prior to transition date) are also eligible for inclusion in the index. As of May 30, 2025 the effective duration of the Underlying Index was 3.20 years.
The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will provide shareholders with at least 60 days prior notice of any change to this policy.
The Fund may invest up to 100% of its total assets in below investment grade or unrated securities. Such securities are also known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Such securities may include “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings of securities of issuers operating in troubled industries.
In seeking to track the Underlying Index, the Fund may invest in corporate bonds structured as corporate debt securities, public or private placements, restricted and other unregistered securities and U.S. dollar-denominated securities of foreign issuers.

20  |  J.P. Morgan Exchange-Traded Funds

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. Unlike many actively-managed funds, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund intends to utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. Targeted investment characteristics of the collective portfolio include asset class exposure, industry weightings, liquidity, and other fixed income specific attributes (such as yield, duration, credit quality, spread and maturity). Even when the Fund utilizes representative sampling, it must still invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly in accordance with the monthly rebalancing of the Underlying Index.
The Fund will not invest 25% or more of the value of its total assets in the securities of companies conducting their principal business activities in the same industry.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying
Index or in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences between the valuation of securities in the Underlying Index and in the Fund’s NAV and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, because the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. As a result, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Fund. The Fund will not take defensive positions under any market conditions, including in declining markets.
July 1, 2025  |  21

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (continued)
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
High Yield Securities Risk. The Fund invests in securities including junk bonds and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss (including substantial or total loss), greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, liquidity risks, prepayment risks, and lack of publicly available information. High yield securities that are deemed to be liquid at the time of purchase may become illiquid.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by the Fund.
No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk may be more pronounced for the Fund. When instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
Foreign Securities Risk. U.S. dollar denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs, delayed settlement, possible foreign controls on investments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for
22  |  J.P. Morgan Exchange-Traded Funds

and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Foreign Issuer Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past eight calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares the Fund’s performance to the Bloomberg U.S. Aggregate Index and ICE BofA US High Yield Index. The Bloomberg U.S. Aggregate Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The ICE BofA US High Yield Index is the Fund’s Underlying Index and is more representative of the Fund’s investment universe than the regulatory index. As of February 1, 2023, the Fund changed its investment strategies. In view of these changes, the Fund’s performance record prior to this period might be less pertinent for investors considering whether to purchase shares of the Fund. Past
July 1, 2025  |  23

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (continued)
performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
SOURCE ICE DATA INDICES, LLC (“ICE DATA”), IS USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES AND BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND THE ADVISER, OR ANY OF ITS PRODUCTS OR SERVICES.
YEAR-BY-YEAR RETURNS

20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
6.12%
-2.54%
14.81%
5.27%
4.06%
-10.61%
12.53%
7.76%
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter	2nd quarter, 2020	8.55%
Worst Quarter	1st quarter, 2020	-11.81%

The Fund’s year-to-date total return	through	3/31/25	was	0.92%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Past	Life of Fund since
	1 Year	5 Years	09/14/2016
SHARES
Return Before Taxes	7.76%	3.50%	4.50%
Return After Taxes on Distributions	4.66	1.12	2.21
Return After Taxes on Distributions and Sale of Fund Shares	4.53	1.61	2.43
BLOOMBERG U.S. AGGREGATE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	1.25	-0.33	0.94
ICE BOFA US HIGH YIELD INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	8.20	4.07	5.12
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
24  |  J.P. Morgan Exchange-Traded Funds

Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Edward Gibbons	2023	Executive Director
John Lux	2023	Managing Director
Mark Willauer	2024	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2025  |  25

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF
Ticker: BBCB
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg U.S. Corporate Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.04%
Total Annual Fund Operating Expenses	0.04
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	4	13	23	51
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg U.S. Corporate Index (the Underlying Index), which measures the investment grade, fixed-rate, taxable corporate bond market and includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers. Bloomberg Index Services Limited is the index provider for the Underlying Index (the Index Provider). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will provide shareholders with at least 60 days prior notice of any change to this policy. The Underlying Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market. The Underlying Index is a component of the Bloomberg US Credit and Bloomberg US Aggregate indices. As of May 30, 2025, the duration of the Underlying Index was 6.77 years.
As part of its principal strategy, the Fund invests in corporate bonds structured as corporate debt securities, debt securities of master limited partnerships (MLPs), public or private placements, restricted securities and other unregistered securities.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. Unlike many actively-managed funds, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund intends to utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. Targeted investment characteristics of the collective portfolio include asset class exposure, industry weightings, liquidity, and other fixed income specific attributes (such as yield, duration, credit quality, spread and maturity). Even when the Fund utilizes representative sampling, it must still invest at
26  |  J.P. Morgan Exchange-Traded Funds

least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly in accordance with the rebalancing of the Underlying Index.
The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s Underlying Index at the time of investment, the Fund may invest up to 35% of its total assets in that industry.
The Fund may invest in U.S. dollar-denominated securities of foreign issuers.
In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may invest in futures to manage duration.
The Fund will not invest in asset classes that are not present in the Underlying Index.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences between the valuation of securities in the Underlying Index and in the Fund’s NAV and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, because the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. As a result, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Fund. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by
July 1, 2025  |  27

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (continued)
the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Foreign Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could
28  |  J.P. Morgan Exchange-Traded Funds

adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Foreign Issuer Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.
Concentration Risk. The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s Underlying Index at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in companies conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.
MLP Risk. Debt securities of MLPs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity interests in MLPs. The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past six calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares the Fund’s performance to the Bloomberg U.S. Aggregate Index and Bloomberg U.S. Corporate Index. The Bloomberg U.S. Aggregate Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Bloomberg U.S. Corporate Index is the Fund’s Underlying Index and is more representative of the Fund’s investment universe than the regulatory index. As of February 1, 2023, the Fund changed its investment strategies. In view of these changes, the Fund’s performance record prior to this period might be less pertinent for investors considering whether to purchase Shares of the
July 1, 2025  |  29

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (continued)
Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
YEAR-BY-YEAR RETURNS

20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
14.72%
9.56%
-1.78%
-15.82%
8.58%
2.17%
2019
2020
2021
2022
2023
2024

Best Quarter	2nd quarter, 2020	8.59%
Worst Quarter	1st quarter, 2022	-7.48%

The Fund’s year-to-date total return	through	3/31/25	was	2.29%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Past	Life of Fund since
	1 Year	5 Years	12/12/2018
SHARES
Return Before Taxes	2.17%	0.10%	2.47%
Return After Taxes on Distributions	0.05	-1.49	0.75
Return After Taxes on Distributions and Sale of Fund Shares	1.27	-0.54	1.22
BLOOMBERG U.S. AGGREGATE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	1.25	-0.33	1.29
BLOOMBERG U.S. CORPORATE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	2.13	0.30	2.63
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Qiwei Zhu	2021	Executive Director
Sameer Iqbal	2023	Executive Director
Mark Willauer	2024	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
30  |  J.P. Morgan Exchange-Traded Funds

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2025  |  31

JPMorgan USD Emerging Markets Sovereign Bond ETF
Ticker: JPMB
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Total Annual Fund Operating Expenses	0.39
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	40	125	219	493
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets selected using a rules-based methodology that was developed and is owned by the adviser. The Underlying Index defines “quasi-sovereign debt securities” as debt securities issued by an entity that is 100% guaranteed or 100% owned by a national government. The Underlying Index is owned, maintained and calculated by J.P. Morgan Securities LLC (JPMS or the Index Provider), which selects securities in accordance with the methodology from among the components of the J.P. Morgan Emerging Market Bond Index Global Diversified, which was developed and is maintained by the Index Provider. The adviser licenses the Underlying Index from the Index Provider. The Index Provider and the adviser are both wholly-owned subsidiaries of JPMorgan Chase & Co., a publicly-held financial services holding company. The Underlying Index starts with the J.P. Morgan Emerging Market Bond Index Global Diversified and applies a proprietary methodology that filters for liquidity and for country risk and allocates risk based on credit rating. Historically, the J.P. Morgan Emerging Markets Bond Index Global Diversified has included bonds issued by the countries of Angola, Argentina, Armenia, Azerbaijan, Belize, Bolivia, Brazil, Cameroon, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russian Federation, Senegal, Serbia, Slovakia, South Africa, Sri Lanka, Suriname, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, Zambia; however, this universe of countries may change in accordance with the Index Provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
32  |  J.P. Morgan Exchange-Traded Funds

The Fund uses a combination of stratified sampling and optimization techniques in order to seek to track the performance of the Underlying Index. The Fund’s goal in utilizing these techniques is to minimize tracking error to the Underlying Index. Stratified sampling involves grouping the securities in the Underlying Index into subgroups (for example, grouping the securities by ratings, maturity, sector or country) and selecting securities from each subgroup to match the aggregate weights of the Underlying Index. Optimization utilizes mathematical techniques to select securities by trading off between the desired characteristics of the Underling Index (for example, the risk and return of securities in the Underlying Index) and specified constraints (for example, trade size, issuer ratings, sectors, duration of securities, bid/ask spreads, and portfolio turnover). The Fund aims to ensure that the Fund’s exposures to important risk factors including, but not limited to, interest rate exposure, credit exposure and country and regional exposure, are aligned as closely as possible with the Underlying Index.
To the extent the Fund uses the stratified sampling and optimization strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing a stratified sampling and optimization strategy, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly within each country and semi-annually across countries in accordance with the rebalancing of the Underlying Index. In addition, the Fund may take into account other considerations including, but not limited to, transaction costs, liquidity, capacity, tax implications and the bid/ask spread of the Fund when implementing the Fund’s stratified sampling and optimization techniques. The Fund will use quantitative models in some instances to quantify the tradeoffs of these considerations and the Fund’s alignment with the Underlying Index.
The Fund may invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities) by Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization or securities that are unrated but are deemed by the adviser to be of comparable quality.
As part of its principal investment strategy, the Fund may invest in private placements. The Fund’s debt investments are not subject to specific duration or average weighted maturity limitations.
The Fund may invest up to 20% of its assets in exchange-traded futures contracts, credit default swaps and other exchange-traded funds (ETFs) to seek performance that corresponds to the Underlying Index, particularly in emerging markets where it is otherwise difficult to gain access, as well as in securities not included in the Underlying Index, but which the adviser believes will help the Fund track the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund is non-diversified.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs,
July 1, 2025  |  33

JPMorgan USD Emerging Markets Sovereign Bond ETF (continued)
delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. The Underlying Index (and therefore the Fund) does not directly weight securities on the basis of investor protection considerations and/or the availability and quality of information regarding issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging markets countries, which can increase the risks of loss.
Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund.
Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk,” investments in Mainland China and Hong Kong are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S. Investments in Mainland China involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets, which could adversely affect and significantly diminish the values of the Mainland Chinese companies in which the Fund invests. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. There is the potential of increased tariffs and restrictions on trade between the United States and Mainland China. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Mainland Chinese companies and a commensurately negative impact on the Fund.
The political reunification of Mainland China and Taiwan, over which Mainland China continues to claim sovereignty, is a highly complex issue. There is the potential for future political, military or economic disturbances that may have an adverse impact on the values of the Fund’s investments in Mainland China and elsewhere, or make certain Fund investments impractical or impossible. Any escalation of hostility between Mainland China and Taiwan would likely have a significant adverse impact on the value and liquidity of the Fund’s investments in both Mainland China and elsewhere, causing substantial investment losses for the Fund.
Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. Under the Basic Law, Hong Kong was guaranteed a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong (as has been the case previously during certain periods), which in turn could negatively affect markets and business performance.
Chinese operating companies sometimes rely on variable interest entity (VIE) structures to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts (such as powers of attorney, equal pledge agreements and other services or business cooperation agreements) with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as the Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability
34  |  J.P. Morgan Exchange-Traded Funds

of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese company may engage in activities that negatively impact investment value. Under a VIE structure, the Fund will typically have little or no ability to influence the Mainland China-based operating company through proxy voting or other means because it is not a Mainland Chinese company owner/shareholder. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership of the Mainland Chinese operating company. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese companies. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. If this were to occur, the market value of the Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
EMEA (Europe/Middle East/Africa) Region Risk. The economies of EMEA countries are all considered emerging market economies. The democratization process in Eastern Europe is still relatively new, and political turmoil and uprising remains a threat. Russia’s military invasion of Ukraine in February 2022, responses by the United States and other countries to the invasion and the potential for wider conflict within the region have increased and may continue to increase volatility and uncertainty in financial markets worldwide. Many Middle Eastern economies have little or no democratic tradition and are currently facing greater political and economic uncertainty, which could result in significant economic downturn. Many African nations have a history of dictatorship, military intervention and corruption. Russia, the Middle East and many African nations are also highly reliant on income from sales of commodities (such as oil), and their economies are therefore vulnerable to changes in the global prices of these commodities and currencies. As global demand for commodities fluctuates, the Russian economy and many Middle Eastern and African economies may be significantly impacted.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.
European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.
India Risk. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global economic developments may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of individuals and corporate governance standards of Indian companies may be weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. Investments in India are subject to risks presented by investments in an emerging market country, including liquidity risk, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as between sectarian groups within each country). In addition, the Indian economy could be adversely impacted by natural disasters and acts of terrorism. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region.
Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund.
Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, political and social instability and the significant percentage of the market represented by a small number of issuers.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
July 1, 2025  |  35

JPMorgan USD Emerging Markets Sovereign Bond ETF (continued)
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate debt securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a Fund investing in foreign securities. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV) and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the performance of the Underlying Index may be adversely affected.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. As a result, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Fund. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
High Yield Securities Risk. The Fund invests in securities including junk bonds and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss (including substantial or total loss), greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a
36  |  J.P. Morgan Exchange-Traded Funds

regular trading market, liquidity risks, prepayment risks, and lack of publicly available information. High yield securities that are deemed to be liquid at the time of purchase may become illiquid.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by the Fund.
No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk may be more pronounced for the Fund. When instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Derivatives Risk. Derivatives, including foreign forward currency contracts, options, futures contracts and swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Structured Investment Risk. Certain structured investments including credit default swaps are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such instruments, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
July 1, 2025  |  37

JPMorgan USD Emerging Markets Sovereign Bond ETF (continued)
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s Shares may also be more volatile than the value of a fund which invests in more securities.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past six calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares the Fund’s performance to the Bloomberg Global Aggregate Index - Unhedged USD and JPMorgan Emerging Markets Risk-Aware Bond Index. The Bloomberg Global Aggregate Index - Unhedged
USD serves as the Fund’s regulatory index and provides a broad measure of market performance. The JPMorgan Emerging Markets Risk-Aware Bond Index is the Fund’s Underlying Index and is more representative of the Fund’s investment universe than the regulatory index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
YEAR-BY-YEAR RETURNS

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
18.01%
5.26%
-2.61%
-15.74%
9.74%
2.13%
2019
2020
2021
2022
2023
2024

Best Quarter	2nd quarter, 2020	11.55%
Worst Quarter	1st quarter, 2020	-14.39%

The Fund’s year-to-date total return	through	3/31/25	was	2.23%	.
38  |  J.P. Morgan Exchange-Traded Funds

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Past	Life of Fund since
	1 Year	5 Years	01/29/2018
SHARES
Return Before Taxes	2.13%	-0.65%	1.18%
Return After Taxes on Distributions	-0.40	-2.73	-0.89
Return After Taxes on Distributions and Sale of Fund Shares	1.25	-1.35	0.04
BLOOMBERG GLOBAL AGGREGATE INDEX - UNHEDGED USD (Reflects No Deduction for Fees, Expenses, or Taxes)	-1.69	-1.96	-0.78
JPMORGAN EMERGING MARKETS RISK-AWARE BOND INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	2.60	-0.09	1.74
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Andrew Bartlett	2023	Executive Director
Supreet Khandate	2023	Executive Director
Kush Purohit	2023	Vice President
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2025  |  39

More About the Funds
Additional Information About the Funds’ Investment Strategies
Each Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of its respective Underlying Index. Each Underlying Index is a financial calculation based on a group of financial instruments that is not an investment product and cannot be purchased directly like a Fund. Unlike many actively-managed investment companies, each Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The name, investment objective and policies of a Fund may be similar to other funds advised by the adviser or its affiliates. However, the investment results of a Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of these funds. A new fund or a fund with fewer assets under management may be more significantly affected by purchases and redemptions of its Creation Units (as defined below) than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions, or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when a fund otherwise would not seek to do so. Such transactions may cause funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and a fund redeems Creation Units for cash, or otherwise cause a fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
Credit Quality. Certain Funds may invest all, or are required to invest a certain percentage, of their investments in investment grade securities or the unrated equivalent, while other Funds may invest all or a portion of their investments in below investment grade securities. Below investment grade securities are also called “high yield bonds”, “junk bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, the equivalent of BB+ or lower). These securities generally offer a higher yield than investment grade securities, but involve a higher degree of risk.
A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that, subsequently, they would be deemed to be below investment grade. The adviser will consider such an event in determining whether a Fund should continue to hold the security and is not required to sell a security in the event of a downgrade. The Funds use the methodology described below to determine the credit quality of their investments.
For the Funds, investment grade securities are securities that have been determined to be investment grade (for example, the equivalent of BBB- or higher) based on ratings by the following nationally recognized statistical ratings organizations (NRSROs) - Moody’s Investors Service Inc. (Moody’s), S&P Global Ratings (S&P) or Fitch Ratings (Fitch) - and the following methodology. If all three of these NRSROs rate the security, the middle rating is used to determine whether the security is investment grade. If only two of the three NRSROs rate the security, the lower rating is used to determine whether the security is investment grade. If only one of the three NRSROs rates a security, that rating will be used to determine if the security is investment grade. If none of these NRSROs rate a security, the adviser must determine that it is of comparable quality to an investment grade security or a non-investment grade security, respectively, in order for such security to be treated as an investment grade or a noninvestment grade security, respectively.
As indicated in the risk/return summaries, some of the Funds may invest in “sub-prime” mortgage-related securities. “Sub-prime” loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk for default. In generally, these borrowers have impaired or limited credit history.
BetaBuilders U.S. Aggregate Bond ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg U.S. Aggregate Index (the Underlying Index), which represents securities that are SEC-registered, taxable, and dollar denominated. The Underlying Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bloomberg Index Services Limited is the index provider for the Underlying Index (the Index Provider). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will provide shareholders with at least 60 days prior notice of any change in this policy. As of May 30, 2025, the effective duration of the Underlying Index was 6.00 years. A “bond” is defined as a debt security issued by the U.S. government (or its agencies and instrumentalities), a corporation or non-governmental entity with a maturity of 90 days or more at the time of its issuance, and includes mortgage pass-through securities sold in the “to-be-announced” or TBA market (Mortgage TBAs).
40  |  J.P. Morgan Exchange-Traded Funds

As part of its principal strategy, the Fund invests in corporate bonds structured as corporate debt securities, U.S. dollar denominated foreign debt securities, asset-backed securities, mortgaged-backed securities, mortgage dollar rolls, and U.S. Government obligations, which may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund intends to utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. Targeted investment characteristics of the collective portfolio include asset class exposure, industry weightings, liquidity, and other fixed income specific attributes (such as yield, duration, credit quality, spread and maturity). Even when the Fund utilizes representative sampling, it must still invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly in accordance with the rebalancing of the Underlying Index.
The Fund will primarily invest in bonds that are included in the Bloomberg U.S. Aggregate Index, but may invest in bonds that are not included in the Bloomberg U.S. Aggregate Index.
The Fund may invest in Mortgage TBAs. Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date.
The Fund may invest in debt obligations, denominated in U.S. dollars, that are issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities.
The Fund will not invest in asset classes that are not present in the Underlying Index. The Fund will not invest in debt securities that are rated below investment grade (i.e., high yield and junk bonds).
Additional Investment Strategies. Although not part of its principal investment strategy, the Fund may invest in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions and debt obligations issued or guaranteed by U.S. Government agencies. The Fund may invest in privately placed, restricted and unregistered securities.
In addition to purchasing the securities that are included in its Underlying Index or described above, the Fund may also utilize the following:
●
Other fixed income securities that are not included in the Underlying Index.
●
Derivatives, including exchange-traded futures contracts and swaps, including CDX swaps, for the efficient management of cash flows, to hedge various investments, for risk management and to manage duration relative to the benchmark.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on the composition of the Underlying Index.
The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any change in its policy to invest at least 80% of its Assets in securities included in its Underlying Index. The Board of Trustees of the Trust may change the Fund’s investment strategies and other policies without shareholder approval, except as otherwise indicated.
The Fund may also invest in shares of unaffiliated ETFs and affiliated money market funds. ETFs, whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
July 1, 2025  |  41

More About the Funds (continued)
BetaBuilders U.S. Treasury Bond 1-3 Year ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index, which measures the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than one year and less than or equal to three years. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. ICE Data Indices, LLC is the Index Provider for the Underlying Index. The Underlying Index is a subset of the ICE U.S. Treasury Bond Index Series and primarily includes U.S. Treasury issued debt with the following excluded: Inflation-linked securities, Floating Rate Notes, Cash Management and Treasury Bills, and any government agency debt issued with or without a government guarantee. The dollar-weighted average maturity of the Underlying Index as of May 30, 2025 was 1.99 years. The Fund will typically maintain its average weighted maturity during normal market conditions.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund intends to utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. Targeted investment characteristics of the collective portfolio include curve exposure and liquidity, and other fixed income specific attributes (such as yield, duration and maturity). Even when the Fund utilizes representative sampling, it must still invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly in accordance with the monthly rebalancing of the Underlying Index.
The Fund may also invest in shares of affiliated money market funds.
Additional Investment Strategies. In addition to purchasing the securities that are included in its Underlying Index or described above, the Fund may also utilize the following:
●
Derivatives, including treasury futures contracts and interest rate swaps, for the efficient management of cash flows, to hedge various investments, for risk management and to manage duration relative to the benchmark.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on the composition of the Underlying Index.
The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any change in its policy to invest at least 80% of its Assets in securities included in its Underlying Index. The Board of Trustees of the Trust may change the Fund’s investment strategies and other policies without shareholder approval, except as otherwise indicated.
BetaBuilders U.S. Treasury Bond 3-10 Year ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index, which measures the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than three years and less than or equal to ten years. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. ICE Data Indices, LLC is the Index Provider for the Underlying Index. The Underlying Index is a subset of the ICE U.S. Treasury Bond Index Series and primarily includes U.S. Treasury issued debt with the following excluded: Inflation-linked securities, Floating Rate Notes, Cash Management and Treasury Bills, and any government agency debt issued with or without a government guarantee. The dollar-weighted average maturity of the Underlying Index as of May 30, 2025 was 5.48 years. The Fund will typically maintain its average weighted maturity during normal market conditions.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
42  |  J.P. Morgan Exchange-Traded Funds

The Fund intends to utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. Targeted investment characteristics of the collective portfolio include curve exposure and liquidity, and other fixed income specific attributes (such as yield, duration and maturity). Even when the Fund utilizes representative sampling, it must still invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly in accordance with the monthly rebalancing of the Underlying Index.
The Fund may also invest in shares of affiliated money market funds.
Additional Investment Strategies. In addition to purchasing the securities that are included in its Underlying Index or described above, the Fund may also utilize the following:
●
Derivatives, including treasury futures contracts and interest rate swaps, for the efficient management of cash flows, to hedge various investments, for risk management and to manage duration relative to the benchmark.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on the composition of the Underlying Index.
The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any change in its policy to invest at least 80% of its Assets in securities included in its Underlying Index. The Board of Trustees of the Trust may change the Fund’s investment strategies and other policies without shareholder approval, except as otherwise indicated.
BetaBuilders U.S. Treasury Bond 20+ Year ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index, which measures the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than twenty years. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. ICE Data Indices, LLC is the Index Provider for the Underlying Index. The Underlying Index is a subset of the ICE U.S. Treasury Bond Index Series and primarily includes U.S. Treasury issued debt with the following excluded: Inflation-linked securities, Floating Rate Notes, Cash Management and Treasury Bills, and any government agency debt issued with or without a government guarantee. The dollar-weighted average maturity of the Underlying Index as of May 30, 2025 was 26.22 years. The Fund will typically maintain its average weighted maturity during normal market conditions.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund intends to utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. Targeted investment characteristics of the collective portfolio include curve exposure and liquidity, and other fixed income specific attributes (such as yield, duration and maturity). Even when the Fund utilizes representative sampling, it must still invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly in accordance with the monthly rebalancing of the Underlying Index.
The Fund may also invest in shares of affiliated money market funds.
Additional Investment Strategies. In addition to purchasing the securities that are included in its Underlying Index or described above, the Fund may also utilize the following:
●
Derivatives, including treasury futures contracts and interest rate swaps, for the efficient management of cash flows, to hedge various investments, for risk management and to manage duration relative to the benchmark.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on the composition of the Underlying Index.
The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any change in its policy to invest at least 80% of its Assets in securities included in its Underlying Index. The Board of Trustees of the Trust may change the Fund’s investment strategies and other policies without shareholder approval, except as otherwise indicated.
BetaBuilders USD High Yield Corporate Bond ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the ICE BofA US High Yield Index (the Underlying Index), which is capitalization weighted based on an issuer’s current market value of debt outstanding and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”)
July 1, 2025  |  43

More About the Funds (continued)
corporate debt publicly issued in the U.S. domestic market. To be included in the Underlying Index securities must be rated below investment grade (based on an average of Moody’s, S&P, and Fitch ratings), have at least 18 months to final maturity at time of issuance, at least one year remaining term to final maturity as of rebalance date, a fixed coupon schedule and a minimum amount outstanding of $250 million. Securities must have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe. Securities that are original issue zero coupon bonds, 144A securities, pay-in-kind securities, callable perpetual securities (provided they are at least one year from the first call date), and fixed-to-floating (provided they are callable within the fixed rate period and at least one year from last call prior to transition date) are also eligible for inclusion in the index. As of May 30, 2025 the effective duration of the Underlying Index was 3.20 years.
The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will provide shareholders with at least 60 days prior notice of any change to this policy.
The Fund may invest up to 100% of its total assets in below investment grade or unrated securities. Such securities are also known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Such securities may include “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings of securities of issuers operating in troubled industries.
In seeking to track the Underlying Index, the Fund may invest in corporate bonds structured as corporate debt securities, public or private placements, restricted and other unregistered securities and U.S. dollar-denominated securities of foreign issuers.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund intends to utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. Targeted investment characteristics of the collective portfolio include asset class exposure, industry weightings, liquidity, and other fixed income specific attributes (such as yield, duration, credit quality, spread and maturity). Even when the Fund utilizes representative sampling, it must still invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly in accordance with the rebalancing of the Underlying Index.
The Fund will not invest 25% or more of the value of its total assets in the securities of companies conducting their principal business activities in the same industry.
Additional Investment Strategies. Although the Fund predominantly invests in debt securities, it may also invest in common stock (or rights to acquire such securities) in connection with an amendment, waiver, conversion or exchange of fixed income securities, as a result of the bankruptcy or workout of distressed fixed income securities, or upon the exercise of a right or warrant obtained on account of a fixed income security. The Fund may invest in debt securities issued by small and mid-cap companies. Investments may include securities issued by entities that are owned by government or quasi-government entities. Such ownership may be significant and allow such entities to control the issuer of a corporate bond.
In addition to purchasing the securities that are included in its Underlying Index or described above, the Fund may also utilize the following:
●
Other fixed income securities that are not included in the Underlying Index.
●
Derivatives, including exchange-traded futures contracts and CDX swaps, for the efficient management of cash flows, to hedge various investments, for risk management and to manage duration relative to the benchmark.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on the composition of the Underlying Index.
The Fund may also invest in shares of unaffiliated ETFs and affiliated money market funds. ETFs, whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to
44  |  J.P. Morgan Exchange-Traded Funds

certain conditions. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
BetaBuilders USD Investment Grade Corporate Bond ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg U.S. Corporate Index (the Underlying Index), which measures the investment grade, fixed-rate, taxable corporate bond market and includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers. Bloomberg Index Services Limited is the index provider for the Underlying Index (the Index Provider). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will provide shareholders with at least 60 days prior notice of any change to this policy. The Underlying Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market. The Underlying Index is a component of the Bloomberg US Credit and Bloomberg US Aggregate indices. As of May 30, 2025, the duration of the Underlying Index was 6.77 years.
As part of its principal strategy, the Fund invests in corporate bonds structured as corporate debt securities, debt securities of master limited partnerships (MLPs), public or private placements, restricted securities and other unregistered securities.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund intends to utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. Targeted investment characteristics of the collective portfolio include asset class exposure, industry weightings, liquidity, and other fixed income specific attributes (such as yield, duration, credit quality, spread and maturity). Even when the Fund utilizes representative sampling, it must still invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly in accordance with the rebalancing of the Underlying Index.
The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s Underlying Index at the time of investment, the Fund may invest up to 35% of its total assets in that industry.
The Fund may invest in U.S. dollar-denominated securities of foreign issuers.
In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may invest in futures to manage duration.
The Fund will not invest in asset classes that are not present in the Underlying Index.
Additional Investment Strategies. In addition to purchasing the securities that are included in its Underlying Index or described above, the Fund may also utilize the following:
●
Other fixed income securities that are not included in the Underlying Index.
●
Derivatives, including exchange-traded futures contracts and swaps, including CDX swaps, for the efficient management of cash flows, to hedge various investments, for risk management and to manage duration relative to the benchmark.
●
U.S. Government Agency Securities
●
Convertible securities
●
Shares of affiliated money market funds
Although the Fund predominantly invests in corporate bonds, the Fund may also invest in U.S. Treasury securities including for cash management purposes and for duration management.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on the composition of the Underlying Index.
July 1, 2025  |  45

More About the Funds (continued)
USD Emerging Markets Sovereign Bond ETF
The Fund uses a combination of stratified sampling and optimization techniques in order to seek to track the performance of the Underlying Index. The Fund’s goal in utilizing these techniques is to minimize tracking error to the Underlying Index. Stratified sampling involves grouping the securities in the Underlying Index into subgroups (for example, grouping the securities by ratings, maturity, sector or country) and selecting securities from each subgroup to match the aggregate weights of the Underlying Index. Optimization utilizes mathematical techniques to select securities by trading off between the desired characteristics of the Underling Index (for example, the risk and return of securities in the Underlying Index) and specified constraints (for example, trade size, issuer ratings, sectors, duration of securities, bid/ask spreads, and portfolio turnover). The Fund aims to ensure that the Fund’s exposures to important risk factors including, but not limited to, interest rate exposure, credit exposure and country and regional exposure, are aligned as closely as possible with the Underlying Index.
To the extent the Fund uses the stratified sampling and optimization strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing a stratified sampling and optimization strategy, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly within each country and semi-annually across countries in accordance with the rebalancing of the Underlying Index. In addition, the Fund may take into account other considerations including, but not limited to, transaction costs, liquidity, capacity, tax implications and the bid/ask spread of the Fund when implementing the Fund’s stratified sampling and optimization techniques. The Fund will use quantitative models in some instances to quantify the tradeoffs of these considerations and the Fund’s alignment with the Underlying Index.
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets selected using a rules-based methodology that was developed and is owned by the adviser. The Index defines “quasi-sovereign debt securities” as debt securities issued by an entity that is 100% guaranteed or 100% owned by a national government. Quasi-sovereign entities may be in various industries and sectors, including, for example, the financial sector and the energy sector. The Underlying Index is owned, maintained and calculated by JPMS, which selects securities in accordance with the methodology from among the components of the J.P. Morgan Emerging Market Bond Index Global Diversified, which was developed and is maintained by the Index Provider. The adviser licenses the Underlying Index from the Index Provider. The Index Provider and the adviser are both wholly-owned subsidiaries of JPMorgan Chase & Co., a publicly-held financial services holding company. The operation of the Underlying Index and the management of the Fund and other accounts managed by the adviser and its affiliates may give rise to potential conflicts of interest. Such conflicts of interest may arise with respect to the management of accounts that use the same or similar proprietary strategies that are used in the operation of the Underlying Index.
The Underlying Index starts with the J.P. Morgan Emerging Market Bond Index Global Diversified and applies a proprietary methodology that filters for liquidity and for country risk and allocates risk based on credit rating. Historically, the J.P. Morgan Emerging Markets Bond Index Global Diversified has included bonds issued by the countries of Angola, Argentina, Armenia, Azerbaijan, Belize, Bolivia, Brazil, Cameroon, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russian Federation, Senegal, Serbia, Slovakia, South Africa, Sri Lanka, Suriname, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, Zambia; however, this universe of countries may change in accordance with the Index Provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time.
The Fund may invest up to 20% of its assets in exchange-traded futures contracts, credit default swaps and other ETFs to seek performance that corresponds to the Underlying Index, particularly in emerging markets where it is otherwise difficult to gain access, as well as in securities not included in the Underlying Index, but which the adviser believes will help the Fund track the Underlying Index.
The Fund may invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities) by a nationally recognized statistical rating organization (NRSRO), such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P) or Fitch Ratings (Fitch), or securities that are unrated but are deemed by the adviser to be of comparable quality. If three of the NRSROs rate the security, the middle rating is used to determine whether the security is investment grade. If only two of the three NRSROs rate the security, the lower rating is used to determine whether the security is investment grade. If only one of the
46  |  J.P. Morgan Exchange-Traded Funds

three NRSROs rates a security, the security will be deemed to be investment grade if rated as investment grade by such NRSRO. If a security is unrated, the adviser must determine that it is of comparable quality to an investment grade security in order for such security to be treated as investment grade.
As part of its principal investment strategy, the Fund may invest in private placements. The Fund’s debt investments are not subject to specific duration or average weighted maturity limitations.
The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by foreign governments.
The Fund will not invest in money market instruments as a part of a temporary defensive position to protect against potential stock market decline, but may purchase affiliated money market funds for the efficient management of cash flows.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on the composition of the Underlying Index.
The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any change in its policy to invest at least 80% of its assets in securities included in its Underlying Index. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund is non-diversified.
NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding Shares of each
Fund. Each Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding
Shares of the Fund.

Securities Lending. Each Fund may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers in exchange for cash collateral. A Fund will invest cash collateral in one or more money market funds advised by the adviser or its affiliates. The adviser or its affiliates will receive additional compensation from the affiliated money market funds on a Fund’s investment in such money market funds. During the term of the loan, each Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, each Fund is required to return the cash collateral to the borrower plus any agreed upon rebate. Cash collateral investments will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1∕3% of the value of total assets of a Fund. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding a Fund’s investments described elsewhere in this prospectus. Securities lending is not a principal strategy of a Fund.
The Funds also may use other non-principal strategies that are not described herein, but which are described in “Investment Practices” later in the prospectus and/or in the Statement of Additional Information.
Investment Risks
There can be no assurance that each Fund will achieve its investment objective.
The main risks associated with investing in each Fund are summarized in each “Risk/Return Summary” at the front of this prospectus. In addition to each Fund’s main risks, each Fund may be subject to additional risks in connection with investments and strategies used by each Fund from time to time. The table below identifies main risks and some of the additional risks for each Fund.
Each Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in a Fund or any other fund may not provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if a Fund is suitable for you.
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More About the Funds (continued)
The Funds are subject to the main risks designated as such in the table below, any of which may adversely affect a Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective. Each Fund may also be subject to additional risks that are noted in the table below, as well as those that are not described herein but which are described in the Statement of Additional Information.
	BetaBuilders U.S. Aggregate Bond ETF	BetaBuilders U.S. Treasury Bond 1-3 Year ETF	BetaBuilders U.S. Treasury Bond 3-10 Year ETF	BetaBuilders U.S. Treasury Bond 20+ Year ETF	BetaBuilders USD High Yield Corporate Bond ETF	BetaBuilders USD Investment Grade Corporate Bond ETF	USD Emerging Markets Sovereign Bond ETF
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk	•
Authorized Participant Concentration Risk	•	•	•	•	•	•	•
Concentration Risk						•
Convertible Securities Risk					○	○
Credit Risk	•	•	•	•	•	•	•
Cyber Security Risk	○	○	○	○	○	○	○
Derivatives Risk	○	○	○	○	○	○	•
Equity Market Risk					○
ETF and Other Investment Company Risk	•				○		○
Financials Sector Risk						•
Foreign Issuer Risk	•				•	•
Foreign Municipal Securities Risk							○
Foreign Securities and Emerging Markets Risk	•				•	•	•
General Market Risk	•	•	•	•	•	•	•
Geographic Focus Risk	•	•	•	•		•	•
Government Securities Risk	•	•	•	•		○
High Portfolio Turnover Risk	•	○				○
High Yield Securities Risk					•	○	•
Index Related Risk	•	•	•	•	•	•	•
Industry and Sector Focus Risk	•				•	•	•
Inflation-Protected Security Risk							○
Interest Rate Risk	•	•	•	•	•	•	•
Market Trading Risk	•	•	•	•	•	•	•
48  |  J.P. Morgan Exchange-Traded Funds

	BetaBuilders U.S. Aggregate Bond ETF	BetaBuilders U.S. Treasury Bond 1-3 Year ETF	BetaBuilders U.S. Treasury Bond 3-10 Year ETF	BetaBuilders U.S. Treasury Bond 20+ Year ETF	BetaBuilders USD High Yield Corporate Bond ETF	BetaBuilders USD Investment Grade Corporate Bond ETF	USD Emerging Markets Sovereign Bond ETF
MLP Risk						•
New Fund Risk		○	○	○
Non-Diversified Risk							•
Passive Management Risk	•	•	•	•	•	•	•
Preferred Securities Risk					○
Prepayment Risk	•					•	•
Privately Placed Securities Risk	○				•	•	•
Regulatory and Legal Risk	○	○	○	○	○	○	○
REITs Risk					○
Sampling Risk	•	•	•	•	•	•	•
Securities Lending Risk	○	○	○	○	○	○	○
Smaller Company Risk					•
Sovereign Debt Risk							•
Structured Investment Risk							•
Transactions and Liquidity Risk	○	○	○	○	○	○	○
Volcker Rule Risk	○	○	○	○	○	○	○
When-Issued, Delayed Settlement and Forward Commitment Transactions Risk					○
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk					○
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events.
The U.S. and other governments may renegotiate their global trade relationships and impose or threaten to impose significant import tariffs. The implementation of tariffs, trade restrictions, currency controls, or similar measures (including retaliatory actions) could result in price volatility and overall declines in U.S. and global investment markets.
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In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics, or the threat or potential of one or more such factors and occurrences.
The effects of a global event to public health and business and market conditions may have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to a Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a global event that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of a global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Index Related Risk. A Fund’s return may not track the return of its Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a Fund investing in foreign securities. In addition, a Fund’s return may differ from the return of its Underlying Index as a result of, among other things, pricing differences (including differences between a security’s price at the local market close and a Fund’s valuation of a security at the time of calculation of a Fund’s NAV) and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when a Fund uses a representative sampling approach, a Fund may not be as well correlated with the return of its Underlying Index as when a Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Corporate actions affecting securities held by a Fund (such as mergers and spin-offs) or a Fund’s ability to purchase round lots of the securities may also cause a deviation between the performance of a Fund and its Underlying Index.
Neither a Fund, the adviser nor the Index Provider guarantee the accuracy, availability or timeliness of the production of the Index. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the quality, accuracy or availability of such third party data. Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected for some period of time, which may negatively impact a Fund and its shareholders. For example, during a period when the Underlying Index contains inaccurate constituents, a Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may cause the Index Provider to postpone a scheduled rebalance, which could cause an Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions and potentially increasing transaction costs to a Fund. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When an Underlying Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.
It is also possible that the composition of a Fund may not exactly replicate the composition of its Underlying Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the Internal Revenue Code).
The risk that a Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, a Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of the underlying index will affect the performance, volatility, and risk of a Fund. Each Fund will not take defensive positions under any market conditions, including in declining markets.
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Sampling Risk. To the extent a Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by a Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by a Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in a Fund are smaller, these risks may be greater.
Interest Rate Risk. Each Fund invest in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Funds may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. It is difficult to accurately predict the pace at which the Federal Reserve Board will change interest rates any further, or the timing, frequency or magnitude of any such changes, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. There is a risk that issuers and/or counterparties to a security, contract, repurchase agreement or other investment will not make payments when due or default completely on securities, repurchase agreements or other investments held by a Fund. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in Shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Funds may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers or counterparties of higher grade securities. Prices of the Funds’ investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds’ securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Geographic Focus Risk. A Fund may focus its investments in one or more foreign regions or small groups of countries. As a result, a Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risks facing certain regions.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, a Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of asset-backed, mortgage-related and mortgage-backed investments that include so-called “sub-prime” mortgages, (which are loans made to borrowers with low credit ratings or other factors that increase the risk of default), credit risk transfer securities and credit-linked notes issued by government-related organizations and
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More About the Funds (continued)
private issuers. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain REMICs that include Fannie Mae mortgages) are not considered as government securities for purposes of a Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.
A Fund may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which a Fund invests may be particularly sensitive to changes in prevailing interest rates. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.
A Fund may also invest in CLOs. A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. As a result, CLOs are subject to the same risks as other investments in asset-backed securities, including the risks described above and in “Interest Rate Risk” and “Credit Risk.” Like CMOs, CLOs are issued in different classes or “tranches” that may vary with respect to levels of risk and yield. CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (iv) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (v) the lack of a readily available secondary market for CLOs; (vi) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (vii) the CLO’s manager may perform poorly. To the extent a Fund invests in a subordinate tranche, these risks may be magnified.
Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or SPV, respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk,” below.
Government Securities Risk. A Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect a Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
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Government Securities Risk. (BetaBuilders U.S. Treasury Bond 1-3 Year ETF, BetaBuilders U.S. Treasury Bond 3-10 Year ETF and BetaBuilders U.S. Treasury Bond 20+ Year ETF) U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect a Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Fund.
Industry and Sector Focus Risk. Because a Fund may invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry may have a disproportionate impact on a Fund. At times a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, the value of a Fund’s Shares may fluctuate in response to events affecting that industry or sector. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.
Market Trading Risk
Risk that Shares of a Fund May Trade at Prices Other Than NAV. Shares of a Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of a Fund’s Shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of a Fund’s holdings. The market prices of the Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as the relative supply of and demand for the Shares on the Exchange. Differences between secondary market prices of Shares and the intraday value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.
Given the fact that Shares can be created and redeemed by authorized participants in Creation Units, the adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/ redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for Shares of a Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. As a result of these factors, among others, a Fund’s Shares may trade at a premium or discount to NAV, especially during periods of significant market volatility.
Given the nature of the relevant markets for certain of the securities for a Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by such Funds may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.
Cost of Buying or Selling Shares. When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Short Selling Risk. Shares of a Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
No Guarantee of Active Trading Market Risk. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or by authorized participants. JPMorgan Distribution Services, Inc., the distributor of a Fund’s Shares, does not maintain a secondary market in the Shares.
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Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of a Fund.
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. Each Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
ETF and/or Other Investment Company Risk. The Funds may invest in shares of other investment companies, including ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF when a Fund invests in shares of another investment company or ETF. A Fund is subject to the risks associated with the ETF’s or investment company’s investments. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, ETFs and closed-end investment companies may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively. Certain ETFs or closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. Some of the Funds may invest in investment companies that include common and preferred shares of closed-end funds. In addition to the risks applicable to investment companies generally, to the extent that a Fund invests in auction rate preferred shares of closed-end funds, such securities are subject to additional risks.
Certain Funds may also invest in pooled investment vehicles that are not registered investment companies or commodity pools. These pooled investment vehicles do not have the protections available to those types of investments under federal securities or commodities laws. For example, unlike registered investment companies, these vehicles are not subject to federal securities laws that limit transactions with affiliates, require redemption of shares, or limit sales load. Although shares of these vehicles may be traded on an exchange, there may be no active market for such shares and such shares may be highly illiquid.
Foreign Securities and Emerging Markets Risk. Investments in foreign securities (including depositary receipts) are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. A reduction in trading in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners may have an adverse impact on the Fund’s investments.
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Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, a Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging markets countries, which can increase the risks of loss. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes and/or other taxes, which would decrease the Fund’s yield on those securities. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents, and depositories.
Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.
Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk,” investments in Mainland China, Hong Kong and Taiwan are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S. Investments in Mainland China involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets, which could adversely affect and significantly diminish the values of the Mainland Chinese companies in which a Fund invests. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. There is the potential of increased tariffs and restrictions on trade between the United States and Mainland China. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Mainland Chinese companies and a commensurately negative impact on a Fund. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.
The political reunification of Mainland China and Taiwan, over which Mainland China continues to claim sovereignty, is a highly complex issue. There is the potential for future political, military or economic disturbances that may have an adverse impact on the values of a Fund’s investments in Mainland China and elsewhere, or make certain Fund investments impractical or impossible. Any escalation of hostility between Mainland China and Taiwan would likely have a significant adverse impact on the value and liquidity of a Fund’s investments in both Mainland China and elsewhere, causing substantial investment losses for the Fund.
Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. Under the Basic Law, Hong Kong was guaranteed a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong (as has been the case previously during certain periods), which in turn could negatively affect markets and business performance.
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The growing interconnectivity of global economies and financial markets has increased the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for products in Greater China and reduced flows of private capital to these economies.
Brokerage commissions and other fees may be higher for securities traded in Mainland Chinese and Taiwanese markets than more developed markets.
At times, there is a high correlation among the markets in the Greater China region. Political, social or economic disruptions in the region, including conflicts and currency devaluations, even in countries in which a Fund is not invested, may adversely affect security values in other countries in the region and thus a Fund’s holdings.
Variable Interest Entities Risk. Chinese operating companies sometimes rely on VIE structures to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts (such as powers of attorney, equal pledge agreements and other services or business cooperation agreements) with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese company may engage in activities that negatively impact investment value. Under a VIE structure, a Fund will typically have little or no ability to influence the Mainland China-based operating company through proxy voting or other means because it is not a Mainland Chinese company owner/shareholder. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership of the Mainland Chinese operating company. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese companies. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. There may also be conflicts of interest between the legal owners of the Mainland Chinese company and non-Chinese investors (such as a Fund).
Although the China Securities Regulatory Commission published that they do not object to the use of VIE structures for Mainland Chinese Companies to raise capital from non-Chinese investors, there is no guarantee that the Mainland Chinese government or a Mainland Chinese regulator will not otherwise interfere with the operation of VIE structures. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. Under extreme circumstances, China might prohibit the use of VIE structures, or sever their ability to transmit economic and governance rights to non-Chinese investors. It remains unclear whether the Mainland China government will withdraw its implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of non-Chinese investors (such as a Fund). Further, if the Mainland Chinese government determines that the agreements establishing the VIE structure do not comply with Mainland Chinese law and regulations, including those related to prohibitions on foreign ownership, the Mainland Chinese government could subject the Mainland Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Mainland Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable. If any of the foregoing were to occur, a non-Chinese investor may have little or no legal recourse and the market value of a Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
In addition, Mainland Chinese companies listed on U.S. exchanges, including American Depositary Receipts and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a Fund to invest in such securities and increase the cost of a Fund if it is required to seek alternative markets in which to invest in such securities.
EMEA (Europe/Middle East/Africa) Region Risk. The economies of the EMEA countries included in the Underlying Index are all considered emerging market economies. The democratization process in Eastern Europe is still relatively new, and political turmoil and uprising remains a threat. Russia’s military invasion of Ukraine in February 2022, responses by the United States and other countries to the invasion and the potential for wider conflict within the region have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals that, among other restrictions, prohibit companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. Many Middle Eastern economies have little or no democratic tradition and are currently facing
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greater political and economic uncertainty, which could result in significant economic downturn. Many African nations have a history of dictatorship, military intervention and corruption. Russia, the Middle East and many African nations are also highly reliant on income from sales of commodities (such as oil), and their economies are therefore vulnerable to changes in the global prices of these commodities and currencies. As global demand for commodities fluctuates, the Russian economy and many Middle Eastern and African economies may be significantly impacted.
European Market Risk. A Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.
India Risk. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global economic developments may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of individuals and corporate governance standards of Indian companies may be weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. Investments in Indian securities may be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India. Investments in India are subject to risks presented by investments in an emerging market country, including liquidity risk, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as between sectarian groups within each country). In addition, the Indian economy could be adversely impacted by natural disasters and acts of terrorism. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region.
Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates, as well as government over spending and political instability, generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.
Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Other Latin American market risks include foreign exchange controls, less developed regulatory, accounting, auditing and financial standards, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, political and social instability and the significant percentage of the market represented by a small number of issuers.
Foreign Issuer Risk. Some of the Funds invest in U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers. Although these securities are not subject to all of the risks summarized in “Foreign Securities and Emerging Markets Risk,” they may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers as compared to domestic issuers.
High Portfolio Turnover Risk. A Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
High Yield Securities Risk. Some of the Funds may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s NAV may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high
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degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, certain Funds are intended for investors who are able and willing to assume a high degree of risk.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by a Fund.
For Income ETF, as part of its high yield strategy, the Fund may invest in debt securities of smaller, newer companies. The Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by a Fund may be restricted under federal securities laws or by the relevant exchange or by a governmental or supervisory authority. As a result, a Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Concentration Risk. A Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except for the BetaBuilders Investment Grade Corporate Bond ETF, which, to the extent that an industry represents 20% or more of a Fund’s Underlying Index at the time of investment, a Fund may invest up to 35% of its total assets in that industry. Concentrating Fund investments in companies conducting business in the same industry will subject a Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.
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MLP Risk. MLPs may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Debt securities of MLPs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of MLPs. Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.
Sovereign Debt Risk. A Fund may invest all or substantially all of its assets in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or other failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Derivatives Risk. A Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund and the cost of such strategies may reduce a Fund’s returns. Certain derivatives also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, a Fund may use derivatives for non-hedging purposes, which increases that Fund’s potential for loss.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if a Fund had not been leveraged because leverage tends to exaggerate any effect on the value of a Fund’s portfolio securities. A Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies are limited in their ability to engage in derivative transactions.
The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately. Derivatives can also expose a Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
Certain Funds’ transactions in futures contracts, swaps, foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s after-tax return. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a Fund to risks of mispricing or improper valuations.
In addition to the risks associated with derivatives in general, certain Funds will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, certain Funds may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.
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Structured Investment Risk. Certain structured investments are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such instruments, a Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s Shares may also be more volatile than the value of a fund which invests in more securities.
Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain types of convertible securities may decline in value or lose their value entirely if the issuer’s financial condition is significantly impaired. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s portfolio securities goes down, your investment in a Fund decreases in value. A Fund’s investments in preferred shares and convertible securities are also subject to equity market risk.
Preferred Securities Risk. Preferred securities generally have a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a consequence, if the board of directors of an issuer does not declare dividends or distributions for the relevant dividend or distribution periods, the issuer will not be obligated to pay dividends or distributions on the relevant payment date, and such dividends and distributions may be forfeited. Holders of preferred securities typically do not have voting rights except in certain circumstances where they may be given only limited voting rights. Preferred securities also may be subject to optional or mandatory redemption provisions. Preferred shares may carry different rights or obligations in jurisdictions outside of the United States.
REITs Risk. A Fund’s investments in debt and convertible securities of REITs are subject to the same risks as direct investments in real estate and mortgages. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A Fund’s investments and your investment may decline in value in response to declines in property values or other adverse changes to the real estate market. In addition, federal and state laws may restrict the remedies that a lender of underlying REIT assets has when a borrower defaults on loans. The performance of real estate securities is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate. Debt and convertible securities of REITs are subject to the risks of debt and convertible securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.
When-Issued, Delayed Settlement and Forward Commitment Transactions Risk. A Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments).
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When-issued transactions, delayed delivery purchases and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year even though the holder receives no interest payments on the note during the year. A Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon securities) to its share holders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. A Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which a Fund’s expenses could otherwise be allocated and may reduce a Fund’s rate of return.
In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (PIK) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income; and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.
Foreign Municipal Securities Risk. The risk of a foreign municipal security generally depends on the financial and credit status of the issuer, which in turn will depend on the local economic, regulatory, political and other factors and conditions. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease a Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the applicable legislature or municipality authorizes money for that purpose. In addition, the issuer of the obligations may be unable or unwilling to make interest and principal payments when due. These securities are also subject to foreign and emerging markets risks based on the location of the issuer.
Inflation-Protected Securities Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Securities Lending Risk. Each Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.
Transactions and Liquidity Risk. A Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, a Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may account for a large percentage of a Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of a Fund to conduct its investment program. A Fund may be unable to sell illiquid securities at its desired time or price or the price at
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which the securities have been valued for purposes of a Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as a Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Shares may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact a Fund’s performance. To the extent redemptions are effected in cash, an investment in a Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.
Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.
Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 5% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of a Fund’s investment strategy, with permissible extensions under certain circumstances. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
New Fund Risk. Certain Funds are new with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. In addition, until a Fund achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of a Fund, which may be subject to heightened volatility. In addition, there can be no assurance that a Fund will grow to or maintain an economically viable size.
For more information about risks associated with the types of investments that a Fund purchases, please read each “Risk/Return Summary” at the front of this prospectus and “Investment Practices” section later in the prospectus, and the Statement of Additional Information.
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major
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participants in the global currency, equity, commodity, fixed income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the Statement of Additional Information.
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More About the Funds (continued)
Index Construction Related to the BetaBuilders Funds
Bloomberg U.S. Aggregate Index
The Underlying Index provides a measure of the performance of the U.S. investment-grade bond market, which includes investment-grade (must be Baa3/BBB- or higher using the middle rating of Moody’s, S&P Global Ratings, and Fitch) U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, MBS, CMBS and ABS that are publicly offered for sale in the U.S. The securities in the Underlying Index must have $300 million or more of outstanding face value and must have at least one year remaining to maturity, with the exception of amortizing securities such as ABS and MBS, which have higher minimum thresholds as defined by the Index Provider. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate, non-convertible, and taxable. Certain types of securities are excluded from the Underlying Index, including structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last business day of each month. As of December 31, 2022, approximately 27.58% of the bonds represented in the Underlying Index were U.S. fixed-rate agency MBS. U.S. fixed-rate agency MBS are securities issued by entities such as Ginnie Mae, Freddie Mac and Fannie Mae that are backed by pools of mortgages. Most transactions in fixed-rate MBS occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (TBA transactions).
ICE U.S. Treasury 1-3 Year Bond Index
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index, which measures the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than one year and less than or equal to three years. The Underlying Index includes U.S. Treasury issued debt with the following excluded: Inflation-linked securities, Floating Rate Notes, Cash Management and Treasury Bills, and any government agency debt issued with or without a government guarantee.
The Underlying Index is rebalanced monthly on the last business day of the month to reflect changes in the underlying investable universe. This includes a review of remaining years to maturity and amount outstanding for every issue included in the Underlying Index.
An Index Provider may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion.
ICE U.S. Treasury 3-10 Year Bond Index Total Return in USD
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index, which measures the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than three years and less than or equal to ten years. The Underlying Index includes U.S. Treasury issued debt with the following excluded: Inflation-linked securities, Floating Rate Notes, Cash Management and Treasury Bills, and any government agency debt issued with or without a government guarantee.
The Underlying Index is rebalanced monthly on the last business day of the month to reflect changes in the underlying investable universe. This includes a review of remaining years to maturity and amount outstanding for every issue included in the Underlying Index.
An Index Provider may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion.
ICE US Treasury 20+ Year Bond Index
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index, which measures the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than twenty years. The Underlying Index includes U.S. Treasury issued debt with the following excluded: Inflation-linked securities, Floating Rate Notes, Cash Management and Treasury Bills, and any government agency debt issued with or without a government guarantee.
The Underlying Index is rebalanced monthly on the last business day of the month to reflect changes in the underlying investable universe. This includes a review of remaining years to maturity and amount outstanding for every issue included in the Underlying Index.
An Index Provider may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion.
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ICE BofA US High Yield Index
The bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated high yield corporate bonds that: (i) are issued by companies having “risk exposure” to countries (i.e., issuers that are subject to the risks of one or more of these countries as a result of the principal country of domicile of the issuers (as determined by the index provider)) that are members of the FX-G10, which include Australia, Austria, Belgium, Canada, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Japan, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the U.K. and the U.S. and their respective territories; (ii) have an average rating of below investment grade (ratings from Fitch, Moody’s or S&P Global Ratings are considered; if more than one agency provides a rating, the average rating is attached to the bond); (iii) are registered with the SEC, exempt from registration at issuance, or offered pursuant to Rule 144A under the 1933 Act, with or without registration rights; (iv) have at least $250 million of outstanding face value; (v) have an original maturity date of at least 18 months; and (vi) have at least one year to maturity.
Bloomberg U.S. Corporate Index
The Underlying Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 10 years. The Underlying Index is a component of the Bloomberg U.S. Corporate Bond Index and includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $300 million or more of par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. Subordinated issues, securities with normal call and put provisions and sinking funds, medium-term notes (if they are publicly underwritten), 144A securities with registration rights, and global issues that are SEC-registered are included. Structured notes with embedded swaps or other special features, as well as private placements, floating-rate securities, and Eurobonds are excluded from the Index. The Underlying Index is rebalanced monthly, on the last business day of the month. To be included in the index securities must be rated investment grade (using the middle rating of Moody’s, S&P, and Fitch ratings, unless only two are available in which case lower is used), denominated in US dollars, have at least one year until final maturity, are fully taxable, and have either a fixed-rate coupon, callable fixed-to-floating (during fixed rate term only) or a step-up coupon with a predetermined schedule. Eligible security types include bullet, puttable, sinkable/amortizing and callable bonds, original issue zero coupon bonds, underwritten MTN, enhanced equipment trust certificates (EETC), certificates of deposit, and fixed-rate and fixed-to-float capital securities. Securities must be SEC registered, exempt from registration at time of issuance or 144a securities to be eligible.
Bloomberg® Description and Disclaimer
“Bloomberg®” and the Bloomberg indices listed herein (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the distributor hereof (the “Licensee”).
The financial products named herein (the “Products”) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Products or any member of the public regarding the advisability of investing in securities or commodities generally or in the Products particularly. The only relationship of Bloomberg to the Licensee is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to the Licensee or the Products. Bloomberg has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Products to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Products, in connection with the administration, marketing or trading of the Products.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND BLOOMBERG AND ITS LICENSORS’ RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE PRODUCTS OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
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More About the Funds (continued)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
ICE Data Indices, LLC Description and Disclaimer
ICE Data Indices, LLC (ICE Data), is used with permission. “ICE®” is a service/trade mark of ICE Data or its affiliates and has been licensed, along with the ICE U.S. Treasury 1-3 Year Bond Index, ICE U.S. Treasury 3-10 Year Bond Index Total Return in USD, the ICE US Treasury 20+ Year Bond Index, and ICE BofA US High Yield Index (each an Index) for use by JPMIM in connection with the Funds (each a Product). Neither JPMIM, J.P. Morgan Exchange-Traded Fund Trust (the Trust) nor the Product, as applicable, is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its Third Party Suppliers (ICE Data and its Suppliers). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data’s only relationship to JPMIM is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to JPMIM or the Product or its holders. ICE Data has no obligation to take the needs of the Licensee or holders of the Product into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of JPMIM or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Product. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (INDEX DATA). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELESSNESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
SOURCE ICE DATA INDICES, LLC (“ICE DATA”), IS USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES AND BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND THE ADVISER, OR ANY OF ITS PRODUCTS OR SERVICES.
Index Construction Related to the JPMorgan Emerging Markets Risk-Aware Bond Index
The Underlying Index is owned and maintained by the Index Provider, an affiliate of the Fund. The Index Provider applies the methodology of the Underlying Index developed by the Adviser to determine the composition and relative weightings of the securities in the Underlying Index. The Index Provider is responsible for calculating and disseminating information about the market value of the Underlying Index. An affiliate of the Index Provider or a third party may be engaged to serve as calculation agent for the Underlying Index.
The Underlying Index is governed by a rules-based methodology. Changes to the methodology will be publicly disclosed prior to implementation.
The Underlying Index tracks liquid, U.S. dollar emerging market fixed and floating-rate debt instruments issued by sovereign and quasi-sovereign entities. The Underlying Index is based on the J.P. Morgan Emerging Market Bond Index Global Diversified and uses a rules-based filtering and alternative risk weighting three-step process, discussed below. Component securities included in the Underlying Index are selected from advanced and secondary emerging markets (as classified by the Index Provider’s Country Classification Review Process) strictly in accordance with guidelines and mandated procedures and are selected primarily from constituents of the broader J.P. Morgan Emerging Market Bond Index Global Diversified.
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The first step seeks to achieve a more liquid subset of the starting universe by filtering out instruments with smaller face amounts outstanding and those that are closer to maturity. The second step seeks to limit country-specific risk by removing those countries with the highest spread risk. Finally, the third step seeks to reallocate the remaining countries to target a stable allocation of spread risk from its investment grade and high yield subcomponents.
The Index Provider calculates the value of the Underlying Index, reviews the composition of the Underlying Index and reconstitutes the Underlying Index monthly within countries and rebalances the Underlying Index semi-annually (March and September) across countries.
An Index Provider may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion.
Disclaimer Related to the JPMorgan Emerging Markets Risk-Aware Bond Index
The Fund (the “Financial Product”) is not in any way sponsored, sold or promoted by JPMS. JPMS is not responsible for, nor has it participated in, any aspect of the structuring of any attribute of the Financial Product, the determination of the timing of the offering of the Financial Product, the pricing of the Financial Product, or in the manner of operation of the Financial Product. JPMS has no obligation or liability in connection with the administration, marketing or trading of the Financial Product. All information provided herein regarding the Underlying Index, the J.P. Morgan Emerging Market Bond Index Global Diversified or any other index provided by JPMS (collectively, the “Indices”), including without limitation, the levels of the Indices, is provided for informational purposes only. JPMS does not warrant the completeness or accuracy of the Indices and/or the completeness or accuracy or any other information furnished in connection with the Indices. The Indices are the exclusive property of JPMS or the licensees of the Indices, and JPMS and such licensees, as applicable, retain all property rights therein. Nothing herein constitutes, or forms part of, an offer or solicitation for the purchase or sale of any financial instrument, including of the Financial Product, or as an official confirmation of any transaction, or a valuation or price for the Indices or the Financial Product. Nothing contained herein shall be construed as a JPMS recommendation to adopt any investment strategy or as legal, tax or accounting advice. JPMS makes no express or implied representations or warranties with respect to the Indices and/or the Financial Product, including but not limited to regarding the advisability of investing in securities or financial products generally and/or the Financial Products specifically, or the ability of any of the Indices to track investment opportunities in the financial markets or otherwise achieve their objective. JPMS hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Indices and the Financial Product. Without limiting any of the foregoing, in no event shall JPMS have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) to any person, including but not limited to, for any statements contained in any offering document or any other materials used to describe the Indices and/or the Financial Product, any error in the pricing or otherwise, of the Indices and/or the Financial Product and JPMS shall not be under any obligation to advise any person of any error therein.
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.
Additional Fee Waiver and/or Expense Reimbursement
Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for a Fund will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.
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The Funds’ Management and Administration
Each Fund is a series of J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (the Trust). The Trust is governed by the Board of Trustees, which is responsible for overseeing all business activities of the Funds.
The Funds’ Investment Adviser and Administrator
J.P. Morgan Investment Management Inc. (JPMIM or the adviser) is the investment adviser and administrator to the Funds. JPMIM is located at 383 Madison Avenue, New York, NY 10179. In addition to managing the Funds’ portfolio, JPMIM also provides administrative services for and oversees the other service providers of the Funds.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.
In rendering investment advisory services to certain Funds, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to a Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
Management Fee and Other Expenses
Pursuant to each Fund’s management agreement, JPMIM is entitled to a management fee, incurred daily and paid monthly, of a Fund’s average daily net assets. During the most recent fiscal year ended February 28, 2025, JPMIM was paid management fees, as shown below, as a percentage of a Fund’s average daily net assets:
JPMorgan BetaBuilders U.S. Aggregate Bond ETF	0.03%
JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF	0.04
JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF	0.04
JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF	0.04
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF	0.07
JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF	0.04
JPMorgan USD Emerging Markets Sovereign Bond ETF	0.39
Under the management agreement, JPMIM is responsible for substantially all the expenses of each Fund (including expenses of the Trust relating to each Fund), except for the management fees, payments under a Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with a Fund’s securities lending program, if applicable.
A discussion of the basis the Board of Trustees of the Trust used in reapproving the management agreement for the Funds is in the financial statements and other information filed with the SEC on Form N-CSR (Financial Statements and Other Information) dated August 31, 2024 which is available online at www.jpmorganfunds.com.
The Portfolio Managers
BetaBuilders U.S. Aggregate Bond ETF, BetaBuilders U.S. Treasury Bond 1-3 Year ETF, BetaBuilders U.S. Treasury Bond 3-10 Year ETF and BetaBuilders U.S. Treasury Bond 20+ Year ETF
The portfolio management team utilizes a team-based approach, and the Funds’ portfolio management team is comprised of Mark Willauer, Evan Olonoff and Jan Ho. The team is responsible for managing each Fund on a day-to-day basis. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy and overseeing members of the portfolio management team that have more limited responsibilities.
Mr. Willauer, a CFA charterholder and an Executive Director of JPMIM, is a member of the GFICC group. Based in New York, he leads the Systematic Portfolio Management and Implementation Team. Previously, Mark served as a portfolio manager, overseeing Unconstrained and Multi-Sector Fixed Income strategies, and was also a member of both the Commercial Real Estate (CMBS) Investment Team and the U.S. Macro Strategy Team. Employed since 2009, he formerly worked with the JPMorgan Private Bank Manager
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Selection Team, where he contributed to the coverage of High Yield, Bank Loan, Absolute Return, Emerging Market Debt, and Global Liquidity strategies, managing over $70 billion in discretionary assets. Mr. Willauer graduated magna cum laude with a Bachelor of Science. in Finance from the Smeal College of Business at Pennsylvania State University.
Mr. Olonoff, a CFA charterholder and an Executive Director of JPMIM, is a member of the GFICC group on the U.S. Rates Team, focusing on interest rates and inflation. Additionally, he works with the Global Aggregate Team, specializing in multi-sector bond strategies for institutional and retail clients. An employee since 2012, he previously worked in the commodities group and continues to provide commentary on the energy and industrial metals sectors as part of the platform’s investment process. Mr. Olonoff graduated from the University of Pennsylvania with a Bachelor of Arts in Philosophy, Politics, and Economics and a minor in Classical Studies.
Mr. Ho, an Executive Director of JPMIM, is a member of GFICC group. Based in New York, Mr. Ho is a portfolio manager on the U.S. Core Plus Portfolio Management Team and is responsible for overseeing core and core plus portfolios. An employee since 2000, he was previously a member of the Fixed Income Technology Team for three years, serving as the planner and programmer for the fixed income portfolio management and trading systems. Prior to this, he worked at TIAA-CREF to develop retirement annuity systems. Mr. Ho obtained a Bachelor of Science in Electrical Engineering from Cooper Union College and a Master of Science in Computer Science from New York University Tandon School of Engineering.
BetaBuilders USD High Yield Corporate Bond ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is comprised of Edward Gibbons, John Lux and Mark Willauer. The team is responsible for managing the Fund on a day-to-day basis. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy and overseeing members of the portfolio management team that have more limited responsibilities.
Mr. Gibbons, an Executive Director of JPMIM, is a member of the Global High Yield portfolio management team with additional trading responsibilities. Previously, he worked within the North America Institutional Team of JPMorgan. Mr. Gibbons earned a Bachelor of Business Administration in Finance and History from the University of Notre Dame. He is a CFA charterholder.
Mr. Lux, a Managing Director of JPMIM, is a member of the Global High Yield portfolio management team. Prior to joining the firm in 2006, Mr. Lux spent two years as an investment banking analyst in the Equity Capital Markets Group at Banc of America Securities. Mr. Lux holds a Bachelor of Science in Finance and International Business from Georgetown University and is a CFA charterholder.
Information about Mr. Willauer is discussed earlier in this section.
BetaBuilders USD Investment Grade Corporate Bond ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is comprised of Qiwei Zhu, Sameer Iqbal and Mark Willauer. The team is responsible for managing the Fund on a day-to-day basis. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy and overseeing members of the portfolio management team that have more limited responsibilities.
Mr. Zhu, an Executive Director of JPMIM, is a member of the GFICC group and a portfolio manager on the Investment Grade Corporate Credit Team. Prior to joining the firm in 2012, Mr. Zhu was a technology associate at Morgan Stanley Investment Management working on performance, attribution and risk.
Mr. Iqbal, an Executive Director of JPMIM, is a member of the GFICC group. Based in New York, he is a portfolio analyst within the Investment Grade Corporate Credit Team. An employee since 2013, he was previously a Fixed Income analyst within the Global Wealth Management group at J.P. Morgan Asset Management. Mr. Iqbal holds a Bachelor of Business Administration in Finance and a minor in Economics from the George Washington University and is a CFA charterholder.
Information about Mr. Willauer is discussed earlier in this section.
USD Emerging Markets Sovereign Bond ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is comprised of Andrew Bartlett, Supreet Khandate and Kush Purohit. The team is responsible for managing the Fund on a day-to-day basis with the goal of seeking investment results that closely correspond, before fees and expenses, to the performance of the Fund’s underlying index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
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The Funds’ Management and Administration (continued)
Mr. Bartlett, an Executive Director of JPMIM, is a member of the GFICC group. Based in New York, he is a portfolio manager within the Emerging Markets Debt team and is responsible for portfolio management and macroeconomic research on sovereign debt. An employee of JPMIM since 2007, he was previously part of the Fixed Income Risk Management team, focusing on risk and performance attribution analysis for global credit, high yield and emerging market debt portfolios. Prior to this, Mr. Bartlett worked at UBS Investment Bank in the OTC credit derivative settlement team. He holds a Bachelor of Arts from Lafayette College, majoring in Spanish, Economics and Business and is a CFA charterholder.
Mr. Khandate, an Executive Director of JPMIM, is a member of GFICC group and a portfolio manager on the Emerging Markets Debt team. Prior to joining the firm, he worked at BlackRock from 2011 until 2023, most recently in the Fundamental Fixed Income Portfolio Management group. Mr. Khandate graduated from Columbia University in 2010 with a Master of Science in Operations Research.
Mr. Purohit, a Vice President of JPMIM, is a member of the GFICC group. Based in London, he is responsible for portfolio management and research on sovereign debt within the Emerging Markets Debt team. Mr. Purohit joined the firm in 2018 and holds a Bachelor of Arts and a Masters of Philosophy in Economics from Cambridge University.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
The Funds’ Distributor
JPMorgan Distribution Services, Inc. (the Distributor) is the distributor of the Funds’ Shares. The Distributor or its agent distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares of the Funds. The Distributor has no role in determining the investment policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.
Payments to Financial Intermediaries
JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to Financial Intermediaries whose customers invest in Shares of the Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or the Financial Intermediaries’ making Shares of the Funds available to their customers. Such compensation may provide such Financial Intermediaries with an incentive to favor sales of Shares of the Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.
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Purchase and Redemption of Shares
Buying and Selling Shares
In the Secondary Market. Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed and traded on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for Shares of each Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity.
Shares of the Funds trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares.
Directly with the Fund. Each Fund’s Shares are issued or redeemed by the Fund at NAV per Share only in a large specified number of Shares called a “Creation Unit” or multiples thereof. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see “Appendix A - Purchases and Redemptions” in the Funds’ Statement of Additional Information.
Beneficial Ownership. The Depository Trust Company (DTC) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants” (i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations), some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants” (i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests). The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more detailed information, see “Book Entry Only System” in the Funds’ Statement of Additional Information.
Premium/Discount Information
Information about the differences between the daily market price on the Exchange for Shares of a Fund and the Fund’s NAV can be found on the Fund’s website, www.jpmorganfunds.com. NAV is the price at which a Fund issues and redeems Shares. It is calculated in accordance with a Fund’s pricing and valuation policies. The market price (Market Price) is generally the official closing price of a Fund’s Shares on the Exchange. A Fund’s Market Price may be at, above (at a premium) or below (at a discount) its NAV. The NAV of a Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares because Shares are bought and sold at current Market Price. The Market Price is also used to calculate market returns of a Fund.
Pricing Shares
Investors that purchase or sell Shares on the secondary market transact at the Market Price on the Exchange. The Market Price may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.
The Exchange disseminates the approximate value of Shares of each Fund periodically throughout the trading day. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by a Fund. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any representation or warranty as to its accuracy.
July 1, 2025  |  71

Purchase and Redemption of Shares (continued)
NAV is calculated each business day as of the close of the New York Stock Exchange (NYSE) or Cboe BZX Exchange, Inc. (Cboe), as applicable, which is typically 4:00 p.m. E.T. On occasion, the NYSE or the Cboe will close before 4:00 p.m. E.T. When that happens, NAV will be calculated as of the time the NYSE or the Cboe closes, as applicable. The Funds will not treat an intraday unscheduled disruption or closure in the NYSE or the Cboe trading as a closure of the NYSE or the Cboe, as applicable, and will calculate NAV as of 4:00 p.m. E.T. if the particular disruption or closure directly affects only the NYSE or the Cboe. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s Shares may change on days when you will not be able to purchase or redeem your Shares. There may be changes in the value of securities listed on a foreign exchange during the period between the last quote from a Fund’s closed foreign markets and times during the Fund’s domestic trading day. During the time when Fund Shares are trading but a foreign exchange is closed, there may be bid/ask spreads and the resulting premium or discount to the Fund Shares’ NAV may widen. The NAV per share of each Fund is equal to the value of all its assets minus its liabilities, divided by the number of outstanding Shares.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Trust’s Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance the performance of the Underlying Index.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from independent pricing services, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. E.T.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of other open-end investment companies are valued at their respective NAVs.
Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.
Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.
Exchange traded futures are valued at the last sale price available prior to the calculation of a Fund’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Non-listed over-the-counter futures are valued utilizing market quotations provided by approved pricing services.
Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
72  |  J.P. Morgan Exchange-Traded Funds

Frequent Purchases and Redemptions
The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike mutual funds, each Fund issues and redeems its Shares at NAV only in Creation Units, and the Fund’s Shares may be purchased and sold on the Exchange at prevailing Market Prices.
July 1, 2025  |  73

Shareholder Information
Taxes on Distributions
Each Fund has elected to be treated and intends to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
Each Fund generally declares and distributes net investment income, if any, at least monthly. Each Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gain. The amounts of the Fund’s distributions are driven by federal tax requirements. Such required taxable distributions to shareholders may be significant even if the Fund’s overall performance for the applicable taxable year is negative.
Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at a maximum individual federal income tax rate applicable to “qualified dividend income” of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by that Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable to a U.S. shareholder as ordinary income. Given the investment strategies of the Funds, it is not anticipated that a significant portion of the distributions paid by a Fund will be eligible to be designated as qualified dividend income.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your Shares in the Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Shares, but excluding any exempt-interest dividends received from a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, or you are a tax-exempt investor, if you buy Shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. This is known as “buying a dividend”. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Shares). To avoid buying a dividend, please check a Fund’s Dividend and Capital Gain Schedule on the Fund’s website before you invest.
A Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, a Fund’s total return on those securities would be decreased. A Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Any foreign tax withheld on payments made “in lieu of” dividends or interest with respect to loaned securities will not qualify for the pass-through of foreign tax credits to shareholders. Although in some cases a Fund may be able to apply for a refund or a portion of such taxes, the ability to successfully obtain such a refund may be uncertain. Tax treaties between certain countries and the United States may reduce or eliminate such foreign taxes.
74  |  J.P. Morgan Exchange-Traded Funds

A Fund may invest a significant portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
A Fund’s investment in certain debt obligations and derivatives instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.
BetaBuilders USD High Yield Corporate Bond ETF investment in REIT securities may also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.
A Fund’s transactions in futures contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.
The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.
Early in each calendar year, you will receive a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.
Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.
Any foreign shareholder would generally be subject to U.S. tax- withholding on distributions by the Funds, as discussed in the Statement of Additional Information.
Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.
The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units
At the time of purchase, an Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash paid. At redemption, a person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash received in connection with the redemption. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
July 1, 2025  |  75

Shareholder Information (continued)
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.
The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.
Tax-Advantaged Product Structure
Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in Creation Units at each day’s next calculated NAV. For each of the Funds, Shares are created and redeemed principally in kind. The in-kind arrangements are designed to protect ongoing shareholders from adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.
Other Information
For purposes of the Investment Company Act of 1940 (1940 Act), each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions.
76  |  J.P. Morgan Exchange-Traded Funds

Investment Practices
The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed.
FUND NAME	FUND CODE
BetaBuilders U.S. Aggregate Bond ETF	1
BetaBuilders U.S. Treasury Bond 1-3 Year ETF	2
BetaBuilders U.S. Treasury Bond 3-10 Year ETF	3
BetaBuilders U.S. Treasury Bond 20+ Year ETF	4
BetaBuilders USD High Yield Corporate Bond ETF	5
BetaBuilders USD Investment Grade Corporate Bond ETF	6
USD Emerging Markets Sovereign Bond ETF	7

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets and pools of loans, such as collateralized loan obligations.	1	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	5	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	5	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	1, 7	Credit Currency Foreign Investment Interest Rate Market Political
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 5	Credit Currency Interest Rate Liquidity Market Political Valuation
Common Stock: Shares of ownership of a company.	5	Market
July 1, 2025  |  77

Investment Practices (continued)
INSTRUMENT	FUND CODE	RISK TYPE
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	5	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	5-6	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1, 5-7	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1, 5-7	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1, 6-7	Foreign Investment Credit Currency Interest Rate Market Liquidity Political
Exchange-Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.
	1, 7	Investment Company Market
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs),
European Depositary Receipts (EDRs) and American Depositary Securities (ADSs).
	1, 5-7	Foreign Investment Interest Rate Liquidity Market Political Prepayment
78  |  J.P. Morgan Exchange-Traded Funds

INSTRUMENT	FUND CODE	RISK TYPE
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality.
	1, 5-7	Credit Currency High Yield Securities Interest Rate Liquidity Market Political Portfolio Quality Valuation
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility	1, 5-7	Credit Interest Rate Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.
	1-7	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	7	Credit Currency Extension Foreign Investment Interest Rate Liquidity Loans Market Political Prepayment Structured Investments
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.	1	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Municipal Obligations and Securities: Securities issued by a state or political subdivision (including securities issued by a foreign state or subdivision) to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1	Credit Interest Rate Market Natural Event Political Prepayment Tax
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1	Credit Foreign Investment Liquidity Political Valuation
July 1, 2025  |  79

Investment Practices (continued)
INSTRUMENT	FUND CODE	RISK TYPE
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b)
futures contracts on securities and indexes of securities.
	1-4, 6-7	Credit Interest Rate Leverage Liquidity Management Market
Preferred Securities: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	5	Interest Rate Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not
registered under the Securities Act of 1933, such as privately placed commercial paper and
Rule 144A securities.
	1, 5-7	Liquidity Market Valuation
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1, 5	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
	1, 5, 7	Market
Securities Lending: The lending of up to 33 1∕3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1-4, 6	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1, 6	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1, 7	Credit Foreign Investment Interest Rate Liquidity Political Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1, 7	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties.
Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	2-4	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
80  |  J.P. Morgan Exchange-Traded Funds

INSTRUMENT	FUND CODE	RISK TYPE
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	5	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).	5	Market
Trust Preferred: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	5	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie
Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes,
CMOs and REMICs.
	1, 5-6	Credit Government Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including
Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS)
and Coupons Under Book Entry Safekeeping (CUBES).
	1-6	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.
	1, 5	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1, 5	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
	1, 5	Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Securities
July 1, 2025  |  81

Investment Practices (continued)
Risk related to certain investments held by the Funds:
Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.
Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.
Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.
Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.
Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar-denominated debt, thereby increasing credit risk.
Government securities risk A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as securities issued by Fannie Mae, Ginnie Mae or Freddie Mac securities). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
High yield securities risk The risk that a Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s NAV may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to great risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.
Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall). A Fund may face a heightened level of interest rate risk due to certain changes in monetary policy.
Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.
Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.
Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.
Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.
Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.
Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.
Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.
Prepayment risk The risk that declining interest rates or other factors will result in unexpected prepayments, causing the value of the investment to fall.
Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.
Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.
Zero-Coupon securities risk The market value of these securities are generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. Actions required by federal income tax law may reduce the assets to which a Fund’s expenses could otherwise be allocated and may reduce a Fund’s rate of return.
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Financial Highlights
The financial highlights table is intended to help you understand a Fund’s financial performance for the past five fiscal years or the period of a Fund’s operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with a Fund’s financial statements, are included in a Fund’s Financial Statements and Other Information, which is available online at www.jpmorganfunds.com or upon request by calling J.P. Morgan Funds Services at 1-844-457-6383 (844-4JPM ETF).
To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in the fee table will not correlate to the ratio of expenses to average net assets in the financial highlights below.
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
JPMorgan BetaBuilders U.S. Aggregate Bond ETF
Year Ended February 28, 2025	$45.62	$1.90	$0.66	$2.56	$(1.91)	$—	$(1.91)	$46.27
Year Ended February 29, 2024	45.92	1.79	(0.36)	1.43	(1.73)	—	(1.73)	45.62
Year Ended February 28, 2023	52.13	1.13	(6.27)	(5.14)	(1.07)	—	(1.07)	45.92
Year Ended February 28, 2022 (e)	54.39	0.71	(2.19)	(1.48)	(0.72)	(0.06)	(0.78)	52.13
Year Ended February 28, 2021 (e)	54.86	0.89	(0.32)	0.57	(0.85)	(0.19)	(1.04)	54.39
JPMorgan BetaBuilders U.S. Treasury Bond 1·3 Year ETF
Year Ended February 28, 2025	98.28	4.34	0.68	5.02	(4.45)	—	(4.45)	98.85
April 19, 2023 (f) through February 29, 2024	99.50	3.93	(1.30)	2.63	(3.85)	—	(3.85)	98.28
JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF
Year Ended February 28, 2025	96.91	3.83	1.20	5.03	(3.60)	—	(3.60)	98.34
April 19, 2023 (f) through February 29, 2024	99.50	3.32	(2.93)	0.39	(2.98)	—	(2.98)	96.91
JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF
Year Ended February 28, 2025	89.86	3.94	(1.81)	2.13	(4.33)	—	(4.33)	87.66
April 19, 2023 (f) through February 29, 2024	99.50	3.43	(10.06)	(6.63)	(3.01)	—	(3.01)	89.86

(a)
Annualized for periods less than one year, unless otherwise noted.
(b)
Calculated based upon average shares outstanding.
(c)
Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)
Per share amounts reflects a 1:2 reverse stock split that occurred on April 12, 2021.
(f)
Commencement of operations.
84  |  J.P. Morgan Exchange-Traded Funds

	Ratios/Supplemental data
				Ratios to average net assets (a)
Market price, end of period	Total return(c)(d)	Market price total return(c)	Net assets, end of period	Net expenses	Net investment income (loss)	Portfolio turnover rate(c)

$46.29	5.75%	5.77%	$1,541,806,104	0.03%	4.15%	102%
45.63	3.19	3.21	1,647,859,874	0.02	3.93	138
45.92	(9.91)	(9.93)	1,312,100,977	0.06	2.39	107
52.14	(2.76)	(2.69)	1,024,267,076	0.07	1.32	78
54.36	1.04	0.85	826,789,330	0.07	1.60	64

98.89	5.25	5.23	20,263,643	0.06	4.42	68
98.33	2.71	2.76	4,422,674	0.07	4.61	419

98.31	5.32	5.24	21,143,801	0.06	3.94	43
96.95	0.43	0.47	8,479,285	0.07	3.97	31

87.36	2.46	2.12	8,108,723	0.07	4.45	25
89.85	(6.66)	(6.67)	31,225,422	0.07	4.38	29
July 1, 2025  |  85

Financial Highlights (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
Year Ended February 28, 2025	$45.80	$3.37	$0.88	$4.25	$(3.33)	$—	$(3.33)
Year Ended February 29, 2024	44.41	3.16	1.23	4.39	(3.00)	—	(3.00)
Year Ended February 28, 2023	49.61	2.26	(4.84)	(2.58)	(2.62)	—	(2.62)
Year Ended February 28, 2022	51.64	1.97	(1.79)	0.18	(2.21)	—	(2.21)
Year Ended February 28, 2021	50.31	2.12	1.31(c)	3.43	(2.07)	(0.03)	(2.10)
JPMorgan BetaBullders USD Investment Grade Corporate Bond ETF
Year Ended February 28, 2025	45.16	2.27	0.59	2.86	(2.31)	—	(2.31)
Year Ended February 29, 2024	44.70	2.14	0.34	2.48	(2.02)	—	(2.02)
Year Ended February 28, 2023	51.48	1.55	(6.80)	(5.25)	(1.53)	—	(1.53)
Year Ended February 28, 2022	55.33	1.38	(3.34)	(1.96)	(1.40)	(0.49)	(1.89)
Year Ended February 28, 2021	56.27	1.58	(0.31)	1.27	(1.46)	(0.75)	(2.21)
JPMorgan USD Emerging Markets Sovereign Bond ETF
Year Ended February 28, 2025	38.92	2.39	0.15	2.54	(2.65)	—	(2.65)
Year Ended February 29, 2024	38.57	2.40	0.30(c)	2.70	(2.35)	—	(2.35)
Year Ended February 28, 2023	43.42	2.20	(5.07)	(2.87)	(1.98)	—	(1.98)
Year Ended February 28, 2022	49.27	2.03	(5.81)	(3.78)	(2.07)	—	(2.07)
Year Ended February 28, 2021	50.95	2.17	(1.83)	0.34	(2.02)	—	(2.02)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Calculation of the net realized and unrealized gains (losses) per share does not correlate with the Fund's net realized and unrealized gains (losses) presented in the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund's investments.
86  |  J.P. Morgan Exchange-Traded Funds

			Ratios/Supplemental data
					Ratios to average net assets
Net asset value, end of period	Market price, end of period	Total return(b)	Market price total return	Net assets, end of period	Net expenses	Net investment income (loss)	Portfolio turnover rate

$46.72	$46.85	9.64%	9.74%	$935,506,115	0.13%	7.28%	46%
45.80	45.88	10.34	10.43	800,279,184	0.15	7.09	16
44.41	44.44	(5.16)	(5.20)	337,479,306	0.23	4.93	39
49.61	49.65	0.26	0.40	1,453,558,764	0.24	3.83	46
51.64	51.61	7.16	6.43	1,559,634,055	0.23	4.18	50

45.71	45.76	6.52	6.66	43,426,410	0.08	5.01	15
45.16	45.15	5.70	5.58	47,418,728	0.09	4.77	13
44.70	44.74	(10.25)	(10.32)	44,702,756	0.14	3.36	35
51.48	51.56	(3.70)	(3.83)	51,478,693	0.14	2.51	36
55.33	55.48	2.24	2.09	55,332,638	0.14	2.81	41

38.81	39.03	6.75	7.26	166,881,595	0.39	6.13	22
38.92	38.95	7.26	6.59	657,694,641	0.39	6.29	26
38.57	38.83	(6.59)	(7.36)	227,584,365	0.39	5.63	34
43.42	44.06	(8.06)	(6.78)	69,475,995	0.39	4.17	38
49.27	49.30	0.85	0.50	83,750,663	0.39	4.50	59
July 1, 2025  |  87

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How to Reach Us
MORE INFORMATION
For investors who want more information on the Funds, the following documents are available free upon request:
ANNUAL REPORTS, SEMI-ANNUAL REPORTS, AND FINANCIAL STATEMENTS AND OTHER INFORMATION
The Funds’ annual reports, semi-annual reports, and Financial Statements and Other Information contain more information about each Fund’s investments and performance. The annual reports also include details about the market conditions and investment strategies that have a significant effect on each Fund’s performance.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-844-457-6383 (844-4JPM ETF) or writing to:
J.P. Morgan Exchange-Traded Funds
277 Park Avenue
New York, NY 10172
If you buy your Shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.
Reports, a copy of the SAI, and the Financial Statements and Other Information about the Funds are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File No. for the Funds is 811-22903.
©JPMorgan Chase & Co., 2025. All rights reserved. July 2025.

PR-FIETF-P-725

Prospectus
J.P. Morgan Exchange-Traded Funds
July 1, 2025
JPMorgan BetaBuilders MSCI US REIT ETF	Ticker: BBRE	Listing Exchange: Cboe BZX Exchange, Inc.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan BetaBuilders MSCI US REIT ETF
Ticker: BBRE
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Custom Capped Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.11%
Total Annual Fund Operating Expenses	0.11
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	11	35	62	141
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Custom Capped Index (formerly known as the MSCI USA/REIT 25-50 Custom Index) (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is a free-float adjusted market-cap weighted index designed to measure the performance of US equity real estate investment trust (REIT) securities. The Underlying Index is made up of the stocks of publicly traded US equity REITs, as determined by MSCI Inc., the index provider. To be included initially in the Underlying Index, an equity REIT must meet certain criteria established by the index provider, including meeting a minimum market capitalization threshold as well as a liquidity threshold based on a number of factors, including trading volume and frequency of trading. The Underlying Index includes a capping methodology which is designed to prevent the weight of any single issuer, and the aggregate weight of issuers representing over 5% of the Underlying Index, from exceeding a maximum of 25% of the Underlying Index. This capping methodology allows the Fund, in seeking to track the Underlying Index, to invest in a manner consistent with the Fund’s classification as a “diversified” fund under the Investment Company Act of 1940. Equity REITs in the Underlying Index tend to be small-and mid-cap stocks, and may include Health Care REITs, Hotel & Resort REITs, Industrial REITs, Office REITs, Residential REITs, Retail REITs, Diversified REITs and certain other REITs that do not fall into these categories, referred to as Specialized REITs. As of May 31, 2025, the market capitalization of the companies in the Underlying Index ranged from $412.6 million to $92.7 billion and the Underlying Index included 114 securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents and can also realize capital gains by selling property that has appreciated in value.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
July 1, 2025  |  1

JPMorgan BetaBuilders MSCI US REIT ETF (continued)
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. The current Underlying Index is concentrated in the real estate group of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests.
These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties, and the management skill and creditworthiness of REIT issuers. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Publicly traded REIT shares are also subject to “Equity Market Risk.”
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s portfolio securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the
2  |  J.P. Morgan Exchange-Traded Funds

Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. As a result, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Fund. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. Because the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at
July 1, 2025  |  3

JPMorgan BetaBuilders MSCI US REIT ETF (continued)
a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Concentration Risk. To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. The current Underlying Index is concentrated in the real estate group of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the real estate group of industries.
Tax Risk. REITs in which the Fund will invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts and non-U.S. taxpayers. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences.
The Fund may distribute amounts to shareholders in excess of its earnings, resulting in a return of capital. Such distributions are not currently taxable to shareholders; instead, any such distributions would reduce a shareholder’s tax basis in its Shares, resulting in an increased gain, or decreased loss, on a later redemption or other taxable disposition of such Shares. Should any such distributions exceed a shareholder’s tax basis in its Shares, such excess would be treated as gain and taxable to the shareholder in the same manner as gain from a sale of Fund Shares.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past six calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares the Fund’s performance to the MSCI USA Index and the MSCI US REIT Custom Capped Index. The MSCI USA Index serves as the Fund's regulatory index and provides a broad measure of market performance. The MSCI US REIT Custom Capped Index is the Fund's additional index and is more representative of the Fund's investment universe than the regulatory index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
YEAR-BY-YEAR RETURNS

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
25.74%
-7.54%
42.86%
-24.61%
13.76%
8.37%
2019
2020
2021
2022
2023
2024

Best Quarter	1st quarter, 2019	16.28%
Worst Quarter	1st quarter, 2020	-26.93%

The Fund’s year-to-date total return	through	3/31/25	was	0.95%	.
4  |  J.P. Morgan Exchange-Traded Funds

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2024)
	Past	Past	Life of Fund since
	1 Year	5 Years	06/15/2018
SHARES
Return Before Taxes	8.37%	4.19%	6.40%
Return After Taxes on Distributions	7.19	3.09	5.29
Return After Taxes on Distributions and Sale of Fund Shares	5.16	2.81	4.58
MSCI USA INDEX[1] (Reflects No Deduction for Fees, Expenses, or Taxes)	25.08	14.56	14.01
MSCI US REIT CUSTOM CAPPED INDEX[1] (Reflects No Deduction for Fees, Expenses, or Taxes)	8.53	4.29	6.52
1
As a result of new regulatory requirements, the Fund's regulatory index has changed from MSCI US REIT Custom Capped Index to the MSCI USA Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Nicholas D’Eramo	2018	Executive Director
Michael Loeffler	2018	Executive Director
Todd McEwen	2025	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2025  |  5

More About the Fund
Additional Information About the Fund’s Investment Strategies
The name, investment objective and policies of the Fund maybe similar to other funds advised by the adviser or its affiliates. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of these funds. A new fund or a fund with fewer assets under management may be more significantly affected by purchases and redemptions of its Creation Units than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions, or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when the fund otherwise would not seek to do so. Such transactions may cause funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and the fund redeems Creation Units for cash, or otherwise cause a fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
Main Investment Strategies
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is a free-float adjusted market-cap weighted index designed to measure the performance of US equity REIT securities. The Underlying Index is made up of the stocks of publicly traded US equity REITs, as determined by MSCI Inc., the index provider. To be included initially in the Underlying Index, an equity REIT must meet certain criteria established by the index provider, including meeting a minimum market capitalization threshold as well as a liquidity threshold based on a number of factors, including trading volume and frequency of trading. The Underlying Index includes a capping methodology which is designed to prevent the weight of any single issuer, and the aggregate weight of issuers representing over 5% of the Underlying Index, from exceeding a maximum of 25% of the Underlying Index. This capping methodology allows the Fund, in seeking to track the Underlying Index, to invest in a manner consistent with the Fund’s classification as a “diversified” fund under the Investment Company Act of 1940. Equity REITs in the Underlying Index tend to be small- and mid-cap stocks, and may include Health Care REITs, Hotel & Resort REITs, Industrial REITs, Office REITs, Residential REITs, Retail REITs, Diversified REITs and certain other REITs that do not fall into these categories, referred to as Specialized REITs. As of May 31, 2025, the market capitalization of the companies in the Underlying Index ranged from $412.6 million to $92.7 billion and the Underlying Index included 114 securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents and can also realize capital gains by selling property that has appreciated in value.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the investment performance of the Underlying Index. The Underlying Index is a financial calculation based on a group of financial instruments that is not an investment product and cannot be purchased directly like the Fund. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
6  |  J.P. Morgan Exchange-Traded Funds

The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. The current Underlying Index is concentrated in the real estate group of industries.
Additional Investment Strategies
In addition to purchasing the securities that are included in its Underlying Index or described above, the Fund may also utilize the following:
●
Other equity securities that are not included in the Underlying Index.
●
Derivatives, including exchange-traded futures contracts, for the efficient management of cash flows.
The Fund will not invest in money market instruments as a part of a temporary defensive position to protect against potential stock market decline, but may purchase affiliated money market funds (including affiliated money market funds) for the efficient management of cash flows.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on the composition of the Underlying Index.
The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any change in its policy to invest at least 80% of its assets in securities included in its Underlying Index. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.
NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding Shares of the
Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding
Shares of the Fund.

Securities Lending. The Fund may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers in exchange for cash collateral. The Fund will invest cash collateral in one or more money market funds advised by the adviser or its affiliates. The adviser or its affiliates will receive additional compensation from the affiliated money market funds on the Fund’s investment in such money market funds. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus any agreed upon rebate. Cash collateral investments will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1∕3% of the value of total assets of the Fund. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding the Fund’s investments described elsewhere in this prospectus. Securities lending is not a principal strategy of the Fund.
The Fund also may use other non-principal strategies that are not described herein, but which are described in the Statement of Additional Information.
Investment Risks
There can be no assurance that the Fund will achieve its investment objective.
The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. In addition to the Fund’s main risks, the Fund may be subject to additional risks in connection with investments and strategies used by the Fund from time to time. The table below identifies main risks and some of the additional risks for the Fund.

An investment in the Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if the Fund is suitable for you.
July 1, 2025  |  7

More About the Fund (continued)
The Fund is subject to the main risks designated as such in the table below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective. The Fund may also be subject to additional risks that are noted in the table below, as well as those that are not described herein but which are described in the Statement of Additional Information.
BetaBuilders MSCI US REIT ETF
Authorized Participant Concentration Risk	•
Concentration Risk	•
Cyber Security Risk	○
Derivatives Risk	•
Equity Market Risk	•
General Market Risk	•
Index Related Risk	•
Investment Company Risk	○
Market Trading Risk	•
Passive Management Risk	•
Real Estate Securities Risk	•
Regulatory and Legal Risk	○
Sampling Risk	•
Securities Lending Risk	○
Smaller Company Risk	•
Tax Risk	•
Transactions and Liquidity Risk	○
Volcker Rule Risk	○
●
Main Risks
○
Additional Risks
Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, including reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, default risk of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values. Furthermore, a REIT could fail to qualify for tax free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the 1940 Act, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
While the Fund will not invest directly in mortgages and the REITs in the Underlying Index are currently limited to equity REITs, the properties in which an equity REIT invests may be subject to mortgage loans, and the underlying mortgage loans may be subject to the risks of default. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Publicly traded REIT share are also subject to “Equity Market Risk.”
Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.
8  |  J.P. Morgan Exchange-Traded Funds

Equity Market Risk. The price of equity securities may rise or fall, sometimes rapidly or unpredictably, because of changes in the broad market or changes in a company’s financial condition. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s portfolio securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events.
The U.S. and other governments may renegotiate their global trade relationships and impose or threaten to impose significant import tariffs. The implementation of tariffs, trade restrictions, currency controls, or similar measures (including retaliatory actions) could result in price volatility and overall declines in U.S. and global investment markets.
In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics, or the threat or potential of one or more such factors and occurrences.
The effects of a global event to public health and business and market conditions may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a global event that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The ultimate impact of a global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and, therefore, may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund’s return may differ from the return of its Underlying Index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Corporate actions affecting securities held by the Fund (such as mergers and spin-offs) or the Fund’s ability to purchase round lots of the securities may also cause a deviation between the performance of the Fund and its Underlying Index.
Neither the Fund, the adviser nor the Index Provider guarantee the accuracy, availability or timeliness of the production of the Index. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the quality, accuracy or availability of such third party data. Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected for some period of time, which may negatively impact the Fund and its shareholders. For example, during a period when the Underlying Index contains inaccurate constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may cause the Index Provider to postpone a scheduled rebalance, which could cause an Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions and potentially increasing transaction costs to the Fund. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When an Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its
July 1, 2025  |  9

More About the Fund (continued)
Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.
It is also possible that the composition of the Fund may not exactly replicate the composition of its Underlying Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the Internal Revenue Code).
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. As a result, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. Because the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions.
The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives can also expose the Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
The Fund’s transactions in futures contracts could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures) that derive their value from the performance of underlying assets or securities.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
10  |  J.P. Morgan Exchange-Traded Funds

Market Trading Risk
Risk that Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of the Fund’s Shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the Shares on the Exchange. Differences between secondary market prices of Shares and the intraday value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.
Given the fact that Shares can be created and redeemed by authorized participants in Creation Units, the adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/ redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. As a result of these factors, among others, the Fund’s Shares may trade at a premium or discount to NAV, especially during periods of significant market volatility.
Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.
Cost of Buying or Selling Shares. When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Short Selling Risk. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
No Guarantee of Active Trading Market Risk. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or by authorized participants. JPMorgan Distribution Services, Inc., the distributor of the Fund’s Shares, does not maintain a secondary market in the Shares.
Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund.
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of the authorized participants is or will be obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers.
Concentration Risk. To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. The current Underlying Index is concentrated in the real estate group of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the real estate group of industries.
July 1, 2025  |  11

More About the Fund (continued)
Tax Risk. REITs in which the Fund will invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts and non-U.S. taxpayers. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences.
The Fund may distribute amounts to shareholders in excess of its earnings, resulting in a return of capital. Such distributions are not currently taxable to shareholders; instead, any such distributions would reduce a shareholder’s tax basis in its Shares, resulting in an increased gain, or decreased loss, on a later redemption or other taxable disposition of such Shares. Should any such distributions exceed a shareholder’s tax basis in its Shares, such excess would be treated as gain and taxable to the shareholder in the same manner as gain from a sale of Fund Shares.
Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may account for a large percentage of the Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance. To the extent redemptions are effected in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security risks may result in financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to the Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.
12  |  J.P. Morgan Exchange-Traded Funds

Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 5% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy, with permissible extensions under certain circumstances. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/Return Summary” at the front of this prospectus and the Statement of Additional Information.
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the Statement of Additional Information.
Index Construction
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index, which measures the performance of U.S. equity REIT securities. The Underlying Index primarily includes small- and mid-capitalization companies.
The stocks in the Underlying Index are weighted according to the total number of shares that are deemed available for purchase in the public equity markets by US domestic investors, which is also known as the domestic free float. The Underlying Index is subject to a capping methodology designed to apply diversification constraints applicable to the Fund. Specifically, the Underlying Index includes a capping methodology which is designed to prevent the weight of any single issuer, and the aggregate weight of issuers representing over 5% of the Underlying Index, from exceeding a maximum of 25% of the Underlying Index. Components of the Underlying Index are allocated across various sectors, representing the principal commercial real estate sectors: industrial, residential, office and retail. The components of the Underlying Index, and the degree to which these components represent certain sectors, are likely to change over time.
An Index Provider may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion.
MSCI Disclaimer
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JPMORGAN CHASE & CO. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS
July 1, 2025  |  13

More About the Fund (continued)
GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
Additional Fee Waiver and/or Expense Reimbursement
Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.
14  |  J.P. Morgan Exchange-Traded Funds

The Fund’s Management and Administration
The Fund is a series of J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (the Trust). The Trust is governed by the Board of Trustees, which is responsible for overseeing all business activities of the Fund.
The Fund’s Investment Adviser and Administrator
J.P. Morgan Investment Management Inc. (JPMIM or the adviser) is the investment adviser and administrator to the Fund. JPMIM is located at 383 Madison Avenue, New York, NY 10179. In addition to managing the Fund’s portfolio, JPMIM also provides administrative services for and oversees the other service providers of the Fund.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.
In rendering investment advisory services to the Fund, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
Management Fee and Other Expenses
Pursuant to the Fund’s management agreement, JPMIM is entitled to a management fee, incurred daily and paid monthly, of the Fund’s average daily net assets. During the most recent fiscal year ended February 28, 2025, JPMIM was paid management fees, as shown below, as a percentage of the Fund’s average daily net assets:
JPMorgan BetaBuilders MSCI US REIT ETF	0.11%
Under the management agreement, JPMIM is responsible for substantially all the expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
A discussion of the basis the Board of Trustees of the Trust used in reapproving the management agreement for the Fund is in the financial statements and other information filed with the SEC on Form N-CSR (Financial Statements and Other Information) dated August 31, 2024 which is available online at www.jpmorganfunds.com.
The Portfolio Managers
The JPMIM Index Solutions portfolio management team responsible for managing the Fund utilizes a team-based approach. The portfolio management team is comprised of Nicholas D’Eramo, Executive Director, Michael Loeffler, Executive Director and Todd McEwen, Executive Director. The team is responsible for managing the Fund on a day to day basis with a goal to seek investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, managing cash flows, coordinating with members of the portfolio management team to focus on certain portfolios, implementing investment strategy, and researching and reviewing investment strategy. Mr. D’Eramo has been a portfolio manager for JPMIM since 2005 and an employee of the firm or one of its predecessors since 1999. Mr. Loeffler has been a portfolio manager for JPMIM since 2004 and has been an employee of the firm or one of its predecessors since 1999. Mr. Loeffler is a CFA charterholder. Mr. McEwen has been a portfolio manager for JPMIM since 2025 and an employee of the firm since 2010. Prior to joining the Index Solutions team in 2024, Mr. McEwen was part of the U.S. ETF platform management group beginning in 2019 and an Assistant Treasurer of the J.P. Morgan Exchange-Traded Funds Trust beginning in 2020.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
The Fund’s Distributor
JPMorgan Distribution Services, Inc. (the Distributor) is the distributor of the Fund’s Shares. The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. The Distributor has no role in determining the investment policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.
July 1, 2025  |  15

The Fund’s Management and Administration (continued)
Payments to Financial Intermediaries
JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to Financial Intermediaries whose customers invest in Shares of the Fund. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or the Financial Intermediaries’ making Shares of the Fund available to their customers. Such compensation may provide such Financial Intermediaries with an incentive to favor sales of Shares of the Fund over other investment options they make available to their customers. See the Statement of Additional Information for more information.
16  |  J.P. Morgan Exchange-Traded Funds

Purchase and Redemption of Shares
Buying and Selling Shares
In the Secondary Market. Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed and traded on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity.
Shares of the Fund trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares.
Directly with the Fund. The Fund’s Shares are issued or redeemed by the Fund at NAV per Share only in a large specified number of Shares called a “Creation Unit” or multiples thereof. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see “Appendix A - Purchases and Redemptions” in the Fund’s Statement of Additional Information.
Beneficial Ownership. The Depository Trust Company (DTC) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants” (i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations), some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants” (i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests). The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more detailed information, see “Book Entry Only System” in the Fund’s Statement of Additional Information.
Premium/Discount Information
Information about the differences between the daily market price on the Exchange for Shares of the Fund and the Fund’s NAV can be found on the Fund’s website, www.jpmorganfunds.com. NAV is the price at which the Fund issues and redeems Shares. It is calculated in accordance with the Fund’s pricing and valuation policies. The market price (Market Price) is generally the official closing price of the Fund’s Shares on the Exchange. The Fund’s Market Price may be at, above (at a premium) or below (at a discount) its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares because Shares are bought and sold at current Market Price. The Market Price is also used to calculate market returns of the Fund.
Pricing Shares
Investors that purchase or sell Shares on the secondary market transact at the Market Price on the Exchange. The Market Price may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.
The Exchange disseminates the approximate value of Shares of the Fund periodically throughout the trading day. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any representation or warranty as to its accuracy.
July 1, 2025  |  17

Purchase and Redemption of Shares (continued)
NAV is calculated each business day as of the close of the Cboe BZX Exchange, Inc. (Exchange), which is typically 4:00 p.m. E.T. On occasion, the Exchange will close before 4:00 p.m. E.T. When that happens, NAV will be calculated as of the time the Exchange closes. The Fund will not treat an intraday unscheduled disruption or closure in the Exchange trading as a closure of the Exchange, and will calculate NAV as of 4:00 p.m. E.T. if the particular disruption or closure directly affects only the Exchange. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s Shares may change on days when you will not be able to purchase or redeem your Shares. There may be changes in the value of securities listed on a foreign exchange during the period between the last quote from the Fund’s closed foreign markets and times during the Fund’s domestic trading day. During the time when Fund Shares are trading but a foreign exchange is closed, there may be bid/ask spreads and the resulting premium or discount to the Fund Shares’ NAV may widen. The NAV per share of the Fund is equal to the value of all its assets minus its liabilities, divided by the number of outstanding Shares.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Trust’s Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance the performance of the Underlying Index.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from independent pricing services, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. E.T.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of other open-end investment companies are valued at their respective NAVs.
Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.
Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.
Exchange traded futures are valued at the last sale price available prior to the calculation of the Fund’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Non-listed over-the-counter futures are valued utilizing market quotations provided by approved pricing services.
Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
18  |  J.P. Morgan Exchange-Traded Funds

Frequent Purchases and Redemptions
The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike mutual funds, the Fund issues and redeems its Shares at NAV only in Creation Units, and the Fund’s Shares may be purchased and sold on the Exchange at prevailing Market Prices.
July 1, 2025  |  19

Shareholder Information
Taxes on Distributions
The Fund has elected to be treated and to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
The Fund generally declares and distributes net investment income, if any, at least quarterly. The Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain. The amounts of the Fund’s distributions are driven by federal tax requirements. Such required taxable distributions to shareholders may be significant even if the Fund’s overall performance for the applicable taxable year is negative.
Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at a maximum individual federal income tax rate applicable to “qualified dividend income” of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable to a U.S. shareholder as ordinary income.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your Shares in the Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Given the investment strategies of the Fund, it is not anticipated that a significant portion of the distributions paid by the Fund will be eligible to be designated as qualified dividend income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, or you are a tax-exempt investor, if you buy Shares of the Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. This is known as “buying a dividend”. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Shares). To avoid buying a dividend, please check the Fund’s Dividend and Capital Gain Schedule on the Fund’s website before you invest.
The Fund’s investment in REIT securities, derivative instruments and so called “passive foreign investment companies” may require the Fund or to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so. The Fund’s investment in REIT securities may also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.
The Fund’s transactions in derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
20  |  J.P. Morgan Exchange-Traded Funds

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”). Applicable Treasury regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction.
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.
The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.
Early in each calendar year, you will receive a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.
Any foreign shareholder would generally be subject to U.S. tax- withholding on distributions by the Fund, as discussed in the Statement of Additional Information.
Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.
The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units
At the time of purchase, an Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash paid. At redemption, a person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash received in connection with the redemption. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.
The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.
Tax-Advantaged Product Structure
Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in Creation Units at each day’s next calculated NAV. Shares are created and redeemed principally in kind. The in-kind arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.
July 1, 2025  |  21

Shareholder Information (continued)
Other Information
For purposes of the Investment Company Act of 1940 (1940 Act), the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions.
22  |  J.P. Morgan Exchange-Traded Funds

This Page Intentionally Left Blank.

Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or the period of the Fund’s operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each period presented has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Financial Statements and Other Information, which is available online at www.jpmorganfunds.com or upon request by calling J.P. Morgan Funds Services at 1-844-457-6383 (844-4JPM ETF).
To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the fee table will not correlate to the ratio of expenses to average net assets in the financial highlights below.
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan BetaBuilders MSCI US REIT ETF
Year Ended February 28, 2025	$87.30	$2.86	$10.83	$13.69	$(2.98)	$98.01
Year Ended February 29, 2024	85.96	2.94	1.69	4.63	(3.29)	87.30
Year Ended February 28, 2023	99.98	2.75	(14.63)	(11.88)	(2.14)	85.96
Year Ended February 28, 2022	82.46	1.93	17.48	19.41	(1.89)	99.98
Year Ended February 28, 2021	82.62	2.07	0.28(c)	2.35	(2.51)	82.46

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Calculation of the net realized and unrealized gains (losses) per share does not correlate with the Fund's net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund's investments.
24  |  J.P. Morgan Exchange-Traded Funds

	Ratios/Supplemental data
				Ratios to average net assets
Market price, end of period	Total return (b)	Market price total return	Net assets, end of period	Net expenses	Net investment income (loss)	Portfolio turnover rate

$97.92	15.96%	15.97%	$933,506,459	0.11%	3.07%	8%
87.21	5.61	5.46	805,356,897	0.11	3.54	4
85.99	(11.84)	(11.85)	741,364,325	0.11	3.03	8
100.02	23.55	23.45	1,357,276,384	0.11	1.96	5
82.56	3.37	3.36	944,122,915	0.11	2.82	7
July 1, 2025  |  25

How to Reach Us
MORE INFORMATION
For investors who want more information on the Fund, the following documents are available free upon request:
ANNUAL REPORTS, SEMI-ANNUAL REPORTS, AND FINANCIAL STATEMENTS AND OTHER INFORMATION
The Fund’s annual reports, semi-annual reports, and Financial Statements and Other Information contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that have a significant effect on the Fund’s performance.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-844-457-6383 (844-4JPM ETF) or writing to:
J.P. Morgan Exchange-Traded Funds
277 Park Avenue
New York, NY 10172
If you buy your Shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.
Reports, a copy of the SAI, and the Financial Statements and Other Information about the Fund are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File No. for the Fund is 811-22903.
©JPMorgan Chase & Co., 2025. All rights reserved. July 2025.

PR-USREITETF-725

STATEMENT OF ADDITIONAL INFORMATION
PART I
July 1, 2025
J.P. MORGAN EXCHANGE-TRADED FUND TRUST (the “Trust”)
Fund Name	Ticker	Listing Exchange
JPMorgan High Yield Municipal ETF (the “High Yield Municipal ETF”)	JMHI	NYSE Arca, Inc.
JPMorgan Inflation Managed Bond ETF (the “Inflation Managed Bond ETF”)	JCPI	Cboe BZX Exchange, Inc.
JPMorgan Limited Duration Bond ETF (the “Limited Duration Bond ETF”)	JPLD	Cboe BZX Exchange, Inc.
JPMorgan Realty Income ETF (the “Realty Income ETF”)	JPRE	NYSE Arca, Inc.
JPMorgan Sustainable Municipal Income ETF (the “Sustainable Municipal Income ETF”)	JMSI	NYSE Arca, Inc.
(each a “Fund” and collectively, the “Funds”)
This Statement of Additional Information (“SAI”) is not a prospectus, but contains additional information which should be read in conjunction with the prospectus for the Funds, dated July 1, 2025, as supplemented from time to time (the “Prospectus”). JPMorgan High Yield Municipal Fund, JPMorgan Inflation Managed Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Realty Income Fund and JPMorgan Sustainable Municipal Income Fund (each, a “Predecessor Fund”) were each transferred to the corresponding Fund in a tax-free reorganization as of the close of business on July 14, 2023, April 8, 2022, July 28, 2023, May 20, 2022 and July 14, 2023, respectively. Information herein for the period prior to July 14, 2023 for High Yield Municipal ETF and Sustainable Municipal Income ETF and July 28, 2023 for Limited Duration Bond ETF includes information for the respective Predecessor Fund, whose performance and financial history were adopted by the High Yield Municipal ETF, Limited Duration Bond ETF and Sustainable Municipal Income ETF. Additionally, this SAI incorporates by reference the financial statements included in the annual shareholder report for the High Yield Municipal ETF, Limited Duration Bond ETF and Sustainable Municipal Income ETF’s respective Predecessor Fund, dated February 29, 2024 (the “High Yield Municipal Fund, Limited Duration Bond Fund and Sustainable Municipal Income Fund Financial Statements”). Information herein for the period prior to the close of business on April 8, 2022 and May 20, 2022 includes information for the Inflation Managed Bond ETF and Realty Income ETF’s Predecessor Funds, whose performance and financial history were adopted by the Inflation Managed Bond ETF and Realty Income ETF. Additionally, this SAI incorporates by reference the audited financial statements included in the Financial Statements and Other Information, as defined in the Prospectus, relating to the Funds, dated February 28, 2025. The Prospectus and the Financial Statements and Other Information, including the Independent Registered Public Accounting Firm’s Report, are available online at www.jpmorganfunds.com or without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, OH 43240.
This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to the Funds. Part II of this SAI contains additional information that more generally applies to the Trust’s funds.
For more information about the Funds or the Financial Statements and Other Information, simply write or call:
J.P. Morgan Exchange-Traded Funds
277 Park Ave
New York, NY 10172
1-844-457-6383 (844-4JPM ETF)
SAI-CONVETF-725

Part I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL
The Trust and the Funds
Each Fund is a series of the Trust, an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on February 25, 2010 and governed by a Declaration of Trust as amended and restated on February 19, 2014.
Each Fund will offer and issue shares at net asset value (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”). The shares of each Fund are collectively referred to as the “Shares” in this SAI. Each Fund’s Shares are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”) except High Yield Municipal ETF, Realty Income ETF and Sustainable Municipal Income ETF, which Shares are listed and traded on the NYSE Arca, Inc. (“NYSE”, and collectively with Cboe, each an “Exchange”). Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, except for the High Yield Municipal ETF, Limited Duration Bond ETF and Sustainable Municipal Income ETF, generally, each Fund issues and redeems Creation Units in return for a designated portfolio of securities and an amount of cash. Creations Units of the High Yield Municipal ETF, Limited Duration Bond ETF and Sustainable Municipal Income ETF are generally in exchange for portfolio securities held by a Fund and/or a specified cash payment.
In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit. When a Fund issues and redeems Creation Units in kind, the Trust nonetheless reserves the right to permit or require a full or partial “cash” option for creations and/or redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of a basket of equity securities and other investments (“Deposit Instruments”) subject to various conditions. See the “Creation and Redemption of Creation Units” section in Appendix A. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.
Miscellaneous
This SAI describes the financial history, investment strategies and policies, management and operation of each Fund (or each Predecessor Fund, as applicable) in order to enable investors to determine whether the particular Fund best suits their needs.
This SAI provides additional information with respect to the Funds and should be read in conjunction with each Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds’ executive offices are located at 277 Park Avenue, New York, NY 10172.
The Trust’s Board of Trustees is referred to herein as the “Board of Trustees” or “Board,” and each trustee is referred to as a “Trustee.” J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) is the investment adviser to the Funds. Investments in a Fund are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of a Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risks that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.
The Adviser, with respect to each Fund (except the Inflation Managed Bond ETF), has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term Commodity Pool Operator (“CPO”) with respect to each Fund’s operations. Therefore, each Fund (except the Inflation Managed Bond ETF) and the Adviser with respect to each such Fund are not subject to registration or regulation as a commodity pool or CPO under the Commodity Exchange Act, as amended. Changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of this exclusion and may trigger additional Commodity Futures Trading Commission (“CFTC”) requirements. If the Adviser or a Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.
INVESTMENT POLICIES
Investment Policies of the High Yield Municipal ETF, Inflation Managed Bond ETF, Limited Duration Bond ETF and Sustainable Municipal Income ETF
Part I - 1

The following investment policies have been adopted by the Trust with respect to the Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of a Fund (including, with respect to series of Trust, a Fund’s investment objective) are non-fundamental, unless otherwise designated in the Funds’ Prospectus or herein, and may be changed by the Trustees of the Trust without shareholder approval. In addition, Inflation Managed Bond ETF and Limited Duration Bond ETF each have an 80% investment policy which is described in the Funds’ Prospectus. In calculating assets (“Assets”) for purposes of each Fund’s 80% investment policy, Assets are net assets plus the amount of any borrowings for investment purposes. This policy may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.
Except for the restriction on borrowings set forth in fundamental investment policy (3) under “Fundamental Investment Policies” (the “Borrowing Policy”), the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in the Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause will not be considered a violation and such Fund may continue to hold any securities affecting that percentage or rating policy. With respect to the Borrowing Policy, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, a Fund’s Adviser, or persons designated by the Board to make such determination, will consider what actions, if any, are appropriate to maintain adequate liquidity.
Fundamental investment policy (2) under “Fundamental Investment Policies” shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Generally, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies – Miscellaneous Investment Strategies and Risks — Borrowings” in SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money if such borrowing does not constitute “senior securities” under the 1940 Act or engage in economically similar transactions if those transactions comply with the applicable requirements under the 1940 Act.
For purposes of fundamental investment restrictions regarding industry concentration, a Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions). For the purposes of the fundamental investment policy regarding industry concentration, a Fund currently utilizes any one or more of the industry and/or sub-industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. The Adviser may classify and re-classify companies in a particular industry or sub-industry and define and re-define industries and sub-industries in any reasonable manner, consistent with SEC guidance. Accordingly, the composition of an industry or group of industries may change from time to time. The policy will be interpreted to give broad authority to the Adviser as to how to classify issuers. For purposes of fundamental investment policies involving industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.
Pursuant to fundamental investment policy (7) under “Fundamental Investment Policies”, a Fund may lend to other J.P. Morgan Funds as described under “Interfund Lending” in Part II of this SAI. In addition, a Fund may invest in types of investments and engage in transactions that are considered lending transactions. For example, as disclosed in the Prospectus of a Fund, either alone or in conjunction with
Part I - 2

other creditors, the Fund may provide financing to a debtor-in-possession by making a loan to the entity. The types of investments and strategies that a Fund may use are described in further detail in the Prospectus and this SAI.
Fundamental Investment Policies
Each Fund:
(1) (a) In the case of High Yield Municipal ETF, may not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in securities of one or more issuers whose principal business activities are in the same industry, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
(b) In the case of Inflation Managed Bond ETF, may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.
(c) In the case of Limited Duration Bond ETF, may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.
(d) In the case of Sustainable Municipal Income ETF, may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to Municipal Securities or governmental guarantees of Municipal Securities, and with respect to the Fund, housing authority obligations. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.
(2) (a) In the case of High Yield Municipal ETF, may not issue senior securities (as defined in the 1940 Act), except with respect to any permissible borrowings.
(b) In the case of Inflation Managed Bond ETF, may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.
(c) In the case of Limited Duration Bond ETF and Sustainable Municipal Income ETF, may not issue senior securities except with respect to any permissible borrowings.
(3) (a) In the case of High Yield Municipal ETF and Limited Duration Bond ETF, may not borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC.
(b) In the case of Inflation Managed Bond ETF, may not borrow money, except to the extent permitted by applicable law.
(c) In the case of Sustainable Municipal Income ETF, may not borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(4) (a) In the case of High Yield Municipal ETF, Limited Duration Bond ETF and Sustainable Municipal Income ETF, may not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in the disposition of “restricted securities.”
(b) In the case of Inflation Managed Bond ETF, may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933 Act (the “1933 Act”), as amended.
Part I - 3

(5) (a) In the case of High Yield Municipal ETF, may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector.
(b) In the case of Inflation Managed Bond ETF, may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may: (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
(c) In the case of Limited Duration Bond ETF and Sustainable Municipal Income ETF, may not purchase or sell real estate (however, the Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).
(6) (a) In the case of High Yield Municipal ETF, Limited Duration Bond ETF and Sustainable Municipal Income ETF, may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by the regulatory authority having jurisdiction, from time to time.
(b) In the case of Inflation Managed Bond ETF, may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities or investments in exchange traded funds, investment companies, and pooled investment vehicles that invest in commodities or commodity futures including those structured as grantor trusts.
(7) (a) In the case of High Yield Municipal ETF and Inflation Managed Bond ETF, may make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.
(b) In the case of Limited Duration Bond ETF and Sustainable Municipal Income ETF, may not make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and in the SAI; and (iv) make loans to the extent permitted by an order issued by the SEC.
(8) May not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(9) In the case of High Yield Municipal ETF, under normal market circumstances, at least 80% of the assets of the Fund will be invested in municipal securities, the income from which is exempt from federal income tax.
(10) In the case of Limited Duration Bond ETF, may not purchase securities on margin or sell securities short.
(11) In the case of Limited Duration Bond ETF and Sustainable Municipal Income ETF, may not purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not hereby precluded).
(12) In the case of Limited Duration Bond ETF and Sustainable Municipal Income ETF, may not purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.
(13) In the case of Sustainable Municipal Income ETF, may not securities on margin or sell securities short except, in the case of the Fund, for use of short-term credit necessary for clearance of purchases of portfolio securities.
The following policy applies to the High Yield Municipal ETF:
Part I - 4

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.
The following policy applies to the Sustainable Municipal Income ETF:
As used in these fundamental investment policies by the Fund, the term “Municipal Securities” means securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax.
Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.
Under normal market circumstances, at least 80% of the assets of the Fund will be invested in Municipal Securities.
Non-Fundamental Investment Policies
Each Fund:
(1) In the case of Inflation Managed Bond ETF, may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with the SEC rules;
(2) In the case of High Yield Municipal ETF and Inflation Managed Bond ETF, may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and
(3) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Investment Policies of the Realty Income ETF
The investment objective and policies of the Fund are summarized in the Prospectus. The investment policies of the Fund set forth in the Prospectus and in this SAI may be changed by the Fund’s Adviser, subject to review and approval by the Trust’s Board of Trustees, without shareholder approval except that any Fund policy explicitly identified as “fundamental” may not be changed without the approval of the holders of a majority of the outstanding Shares of the Fund (which in the Prospectus and this SAI means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding Shares are represented or (ii) more than 50% of the outstanding Shares).
Except for the restriction on borrowings set forth in fundamental investment policy (1) below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If an investment restriction or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in the Prospectus such as a percentage or rating restriction on investment is adhered to at the time of investment and later changes in percentage resulting from any cause, it will not be considered a violation.
The following investment restrictions are fundamental policies of the Fund. The Fund will not:
1. Borrow money in excess of 33 1∕3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.
2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.
3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.
Part I - 5

4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options, and may enter into swap agreements, foreign exchange contracts and other financial transactions not involving physical commodities.
5. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.
6. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry; except that the Fund will invest more than 25% of its total assets in securities issued by real estate investment trusts (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)).
7. Issue any class of securities which is senior to the Fund’s Shares of beneficial interest, except for permitted borrowings.
Although the Fund is permitted to borrow money to a limited extent, the Fund currently does not intend to do so.
In addition to the foregoing fundamental investment policies, it is contrary to the Fund’s present policy, which may be changed without shareholder approval, to:
Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.
All percentage limitations on investments will apply at the time of the making of an investment (except for the non-fundamental restriction set forth in the immediately preceding paragraph) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
In addition, the Fund has an 80% investment policy which is described in the Fund’s Prospectus. In calculating “Assets” for the purposes of the Fund’s 80% investment policy, Assets are net assets plus the amount of any borrowing for investment purposes. This policy may be changed by the Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.
In addition, the Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
INVESTMENT PRACTICES
The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.
FUND NAME	FUND CODE
High Yield Municipal ETF	1
Inflation Managed Bond ETF	2
Limited Duration Bond ETF	3
Realty Income ETF	4
Sustainable Municipal Income ETF	5

Instrument	Fund Code	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”)*: Loans in a
mortgage pool which provide for a fixed initial mortgage
interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1-4	Mortgage-Related Securities
Asset-Backed Securities*: Securities secured by company
receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by
other types of receivables or other assets, and pools of loans, such as collateralized loan obligations.
	1-5	Asset-Backed Securities
Part I - 6

Instrument	Fund Code	Part II Section Reference
Auction Rate Securities*: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1, 3-5	Auction Rate Securities
Bank Obligations*: Bankers’ acceptances, certificates of
deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a
commercial bank. Maturities are generally six months or
less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a
specified return. Time deposits are non-negotiable receipts
issued by a bank in exchange for the deposit of funds.
	1-2, 4-5	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes
and/or for investment purposes. Such a practice will result
in leveraging of a Fund’s assets and may cause a Fund to
liquidate portfolio positions when it would not be
advantageous to do so. A Fund must maintain continuous
asset coverage of 300% of the amount borrowed, with the
exception for borrowings not in excess of 5% of a Fund’s
total assets made for temporary administrative purposes.
	1-5	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	3	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a
security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date.
	1-5	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-5	Commercial Paper
Commodity-Linked Derivatives*: Instruments whose value derives from the price of a commodity, including commodity futures and commodity options.	4	Miscellaneous Investment Strategies and Risks
Common Stock: Shares of ownership of a company.	4	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	4	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred stock that can convert to common stock.	2- 4	Convertible Securities
Corporate Debt Securities*: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-5	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement
between two parties pursuant to which one party pays the
other a fixed periodic coupon for the specified life of the
agreement. The other party makes no payment unless a
credit event, relating to a predetermined reference asset,
occurs. If such an event occurs, the party will then make a
payment to the first party, and the swap will terminate.
	1-3, 5	Swaps and Related Swap Products
Part I - 7

Instrument	Fund Code	Part II Section Reference
Custodial Receipts: A Fund may acquire securities in the
form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain
U.S. Treasury notes or bonds in connection with programs
sponsored by banks and brokerage firms. These are not
considered to be U.S. government securities. These notes
and bonds are held in custody by a bank on behalf of the
owners of the receipts.
	1-3, 5	Custodial Receipts
Demand Features: Securities that are subject to puts and
standby commitments to purchase the securities at a fixed
price (usually with accrued interest) within a fixed period of time following demand by a Fund.
	1-3, 5	Demand Features
Emerging Market Securities*: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	2- 4	Foreign Investments (including Foreign Currencies)
Exchange-Traded Funds (“ETFs”): Ownership interest in
unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or
stocks designed to track the price performance and dividend
yield of a particular broad-based, sector or international
index. ETFs include a wide range of investments.
	1-5	Investment Company Securities and Exchange- Traded Funds
Foreign Currency Transactions: Strategies used to hedge
against currency risks, for other risk management or
operational purposes or to increase income or gain to a
Fund. These strategies may consist of use of any of the
following: options on currencies, currency futures, options
on such futures, forward foreign currency transactions
(including non-deliverable forwards (“NDFs”)), forward rate
agreements and currency swaps, caps and floors. Certain
Funds may engage in such transactions in both U.S. and
non-U.S. markets.
	3-4	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign
securities may also include American Depositary Receipts
(“ADRs”), Global Depositary Receipts (“GDRs”), European
Depositary Receipts (“EDRs”) and American Depositary
Securities (“ADSs”).
	1-4	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds*: Securities that are generally rated below investment grade by the primary
rating agencies or are unrated but are deemed by a Fund’s
adviser to be of comparable quality.
	1-2, 4-5	Debt Instruments
Inflation-Linked Debt Securities*: Includes fixed and
floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other
entities such as corporations, foreign governments and
foreign issuers.
	1-5	Debt Instruments
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	4	Equity Securities, Warrants and Rights
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-5	Miscellaneous Investment Strategies and Risks
Part I - 8

Instrument	Fund Code	Part II Section Reference
Inverse Floating Rate Instruments: Leveraged variable debt
instruments with interest rates that reset in the opposite
direction from the market rate of interest to which the
inverse floater is indexed.
	1-3, 5	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment
companies, including money market funds for which the
Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when
investing in funds for which it serves as investment adviser, to the extent required by law or by contract.
	1-5	Investment Company Securities and Exchange- Traded Funds
Loan Assignments and Participations*: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments in less developed countries.	1, 3-5	Loans
Master Limited Partnerships (“MLPs”)*: Limited partnerships that are publicly traded on a securities exchange.	1, 4	Master Limited Partnerships
Mortgages (Directly Held)*: Debt instruments secured by real property.	1-4	Mortgage-Related Securities
Mortgage-Backed Securities*: Debt obligations secured by real estate loans and pools of loans.	1-5	Mortgage-Related Securities
Mortgage Dollar Rolls*[1]: A transaction in which a Fund
sells securities for delivery in a current month and
simultaneously contracts with the same party to repurchase
similar but not identical securities on a specified future date.

	1-4	Mortgage-Related Securities
Municipal Obligations and Securities: Securities issued by a state or political subdivision (including securities issued by a foreign state or subdivision) to obtain funds for various
public purposes. Municipal securities include, among
others, private activity bonds and industrial development
bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes,
other short-term tax-exempt obligations, municipal leases,
obligations of municipal housing authorities and single
family revenue bonds.
	1-3, 5	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-5	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1, 3	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: A Fund may purchase
and sell (a) exchange traded and over-the-counter put and
call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b)
futures contracts on securities and indexes of securities.
	1-5	Options and Futures Transactions
Preferred Securities: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 4	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other
Unregistered Securities: Securities not registered under the
Securities Act of 1933, such as privately placed commercial
paper and Rule 144A securities.
	1-5	Miscellaneous Investment Strategies and Risks
1
All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1∕3% of a Fund’s total assets except as permitted by law.
Part I - 9

Instrument	Fund Code	Part II Section Reference
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-4	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-5	Repurchase Agreements
Reverse Repurchase Agreements*[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date.	1-5	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and
Corporate Restructurings: In connection with reorganizing
or restructuring of an issuer, an issuer may issue common
stock or other securities to holders of its debt securities.
	1-3	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1∕3% of a Fund’s total assets. In return, a Fund will receive cash as collateral.	1-4	Securities Lending
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1-3, 5	Short-Term Funding Agreements
Short Selling: A Fund sells a security it does not own in
anticipation of a decline in the market value of the security.
To complete the transaction, a Fund must borrow the
security to make delivery to the buyer. A Fund is obligated
to replace the security borrowed by purchasing it
subsequently at the market price at the time of replacement.
	1, 4	Short Selling
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1-4	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities*: Derivative multi-
class mortgage securities which are usually structured with
two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”)
securities issued outside a Real Estate Mortgage Investment
Conduit (“REMIC”) or CMO structure.
	1-5	Mortgage-Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated
agreements and may be traded over-the-counter. Structured
investments are organized and operated to restructure the
investment characteristics of the underlying index, currency, commodity or financial instrument.
	1-5	Structured Investments
Swaps and Related Swap Products: Swaps involve an
exchange of obligations by two parties. Caps and floors
entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A
Fund may enter into these transactions to manage its
exposure to changing interest rates and other factors.
	1-5	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that
generally involve the deposit of a long-term tax exempt
bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond
to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it
periodically to a third party at par.
	1, 3, 5	Swaps and Related Swap Products
Part I - 10

Instrument	Fund Code	Part II Section Reference
Temporary Defensive Positions: To respond to unusual circumstances, a Fund may invest a portion of its total assets in cash and cash equivalents for temporary defensive purposes.	1-5	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A Fund may purchase interests in
separately traded interest and principal component parts of
U.S. Treasury obligations that are issued by banks or
brokerage firms and that are created by depositing U.S.
Treasury notes and U.S. Treasury bonds into a special
account at a custodian bank. Receipts include Treasury
Receipts (“TRs”), Treasury Investment Growth Receipts
(“TIGRs”), and Certificates of Accrual on Treasury
Securities (“CATS”).
	1-5	Treasury Receipts
Trust Preferred: Securities with characteristics of both
subordinated debt and preferred stock. Trust preferreds are
generally long term securities that make periodic fixed or
variable interest payments.
	1-3	Trust Preferred
U.S. Government Agency Securities*: Securities issued or
guaranteed by agencies and instrumentalities of the U.S.
government. These include all types of securities issued by
the Government National Mortgage Association (“Ginnie
Mae”), the Federal National Mortgage Association (“Fannie
Mae”) and the Federal Home Loan Mortgage Corporation
(“Freddie Mac”), including funding notes, subordinated
benchmark notes, CMOs and REMICs.
	1-5	U.S. Government Obligations
U.S. Government Obligations: May include direct
obligations of the U.S. Treasury, including Treasury bills,
notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United
States, and separately traded principal and interest
component parts of such obligations that are transferable
through the Federal book-entry system known as Separate
Trading of Registered Interest and Principal of Securities
(“STRIPS”) and Coupons Under Book Entry Safekeeping
(“CUBES”).
	1-5	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with
interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on
demand or at the expiration of a specified term.
	1-3, 5	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-5	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment
Securities: Zero-coupon securities are securities that are
sold at a discount to par value and on which interest
payments are not made during the life of the security. Pay-
in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment
securities are zero-coupon debt securities which convert on
a specified date to interest bearing debt securities.
	1-3, 5	Debt Instruments
*
As of the date of this SAI, the Realty Income ETF does not anticipate investing in this instrument.
Part I - 11

QUALITY DESCRIPTION
High Yield Municipal ETF, Inflation Managed Bond ETF, Limited Duration Bond ETF and Sustainable Municipal Income ETF
Various Nationally Recognized Statistical Rating Organizations (“NRSROs”) assign ratings to securities. Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.
The Funds only purchase securities that meet the rating criteria described below or in its Prospectus. The Adviser will look at a security’s rating at the time of investment. If the securities are unrated, the Adviser must determine that they are of comparable quality to rated securities. Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the security and is not required to sell a security in the event of a downgrade. Securities issued by the U.S. Government and its agencies and instrumentalities are not rated by NRSROs and so the rating of such securities is determined based on the ratings assigned to the issuer by the NRSRO(s) or if unrated, based on the Adviser’s determination of the issuer’s credit quality. The Adviser may also use the ratings assigned by NRSROs to issuers that are issued by non-U.S. governments and their agencies and instrumentalities to determine the rating of such securities.
From time to time, NRSROs may not agree on the credit quality of a security and issuer and assign different ratings. The Funds use the NRSROs and methodology described in its Prospectus to determine the credit quality of their investments including whether a security is in a particular rating category for purposes of the credit quality requirements specified below. For securities that are not rated by the applicable NRSROs, the Adviser must determine that they are of comparable quality to rated securities.
Debt Securities. The Limited Duration Bond ETF may invest in debt securities rated in any of the four investment grade rating categories.
Municipal Securities. The Limited Duration Bond ETF may may only invest in municipal bonds rated in any of the four highest rating categories. The Fund may only invest in other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations which are rated in the highest or second highest rating categories.
Commercial Paper. The Limited Duration Bond ETF may may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category.
Mortgage-Backed Securities. The Limited Duration Bond ETF may may invest in mortgage-backed securities that are rated in one of the four highest rating categories.
Limitations on the Use of Municipal Securities
The High Yield Municipal ETF and Sustainable Municipal Income ETF may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users.
Realty Income ETF
The Fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s, or, if not rated by S&P or Moody’s, are of equivalent investment quality as determined by the Fund’s Adviser. The Fund’s investments in convertible debt securities and other high-yield, nonconvertible debt securities rated below investment-grade will comprise less than 20% of the Fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. For a description of the S&P and Moody’s ratings categories, see “Description of Ratings” in Part II of this SAI.
DIVERSIFICATION
The Trust is a registered management investment company. Each Fund intends to meet the diversification requirements of the 1940 Act, except for the Realty Income ETF, which is non-diversified. For a more complete discussion, see the “Diversification” section in Part II of this SAI.
Part I - 12

PORTFOLIO TURNOVER
A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. Higher portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.
The table below sets forth the Funds’ portfolio turnover rate for the two most recently completed fiscal years:
	Fiscal Year Ended
Fund	February 29, 2024	February 28, 2025
High Yield Municipal ETF	90%	76%
Inflation Managed Bond ETF	60%	110%[1]
Limited Duration Bond ETF	6%	30%
Realty Income ETF	96%	77%
Sustainable Municipal Income ETF	35%	69%
1
The increase in portfolio turnover for Inflation Managed Bond ETF was caused by the sale of the majority of the Fund’s TIPS holdings and the replacement of such holdings with treasury securities.
TRUSTEES
Standing Committees
As of the fiscal year ended February 28, 2025, there were seven standing committees of the Board of Trustees: (i) the Audit and Valuation Committee, (ii) the Compliance Committee, (iii) the Governance Committee, (iv) the Equity Committee, (v) the ETF Committee, (vi) the Fixed Income Committee, and (vii) the Money Market and Alternative Products Committee. The following table shows how often each Committee met during the fiscal year ended February 28, 2025:
Committee	Fiscal Year Ended February 28, 2025
Audit and Valuation Committee	5
Compliance Committee	4
Governance Committee	5
Equity Committee	7
ETF Committee	4
Fixed Income Committee	6
Money Market and Alternative Products Committee	6
For a more complete discussion, see the “Trustees” section in Part II of this SAI.
Part I - 13

Ownership of Securities
The following table shows the dollar range of each Trustee’s beneficial ownership of equity securities in the Funds and each Trustee’s aggregate dollar range of ownership in the J.P. Morgan Funds as of December 31, 2024:
Name of Trustee	Dollar Range of Equity Securities in High Yield Municipal ETF	Dollar Range of Equity Securities in Inflation Managed Bond ETF	Dollar Range of Equity Securities in Limited Duration Bond ETF	Dollar Range of Equity Securities in Realty Income ETF	Dollar Range of Equity Securities in Sustainable Municipal Income ETF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies[1,2]
Independent Trustees
John F. Finn	None	None	None	None	None	Over $100,000
Stephen P. Fisher	None	None	None	None	None	Over $100,000
Gary L. French	None	None	None	None	None	Over $100,000
Kathleen M. Gallagher	None	None	None	None	None	Over $100,000
Robert J. Grassi	None	$10,001– $50,000	None	None	None	Over $100,000
Frankie D. Hughes	None	None	None	None	None	Over $100,000
Raymond Kanner	None	None	None	None	None	Over $100,000
Thomas P. Lemke	None	None	None	None	None	Over $100,000
Lawrence R. Maffia	None	None	None	None	None	Over $100,000
Mary E. Martinez	None	None	None	None	None	Over $100,000
Marilyn McCoy	None	None	None	None	None	Over $100,000
Emily A. Youssouf	None	None	None	None	None	Over $100,000
Interested Trustees
Robert Deutsch	None	None	None	None	None	Over $100,000
Nina O. Shenker	None	None	None	None	None	Over $100,000
1
A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies (170 J.P. Morgan Funds).
2
For Mses. Gallagher, McCoy, Youssouf and Shenker and Messrs. French, Grassi, Kanner, Lemke and Deutsch, these amounts include deferred compensation balances, as of 12/31/24, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
As of December 31, 2024, none of the Independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.
Part I - 14

Trustee Compensation
For the year ended December 31, 2024, the Trustees were paid an annual fee of $436,800 (with any new trustees receiving a pro rata portion of the base fee depending on when each became a trustee) and reimbursed for expenses incurred in connection with service as a Trustee. Effective January 1, 2025, the Trustees are paid an annual fee of $460,000 (with any new trustees receiving a pro rata portion of the base fee depending on when each became a trustee) and are reimbursed for expenses incurred in connection with service as a Trustee. Committee chairs who are not already receiving an additional fee are each paid $65,000 annually in addition to their base fee. In addition to the base fee, the Chair of the Board of Trustees receives $240,000 annually and is reimbursed expenses in the amount of $4,000 per month. In addition to the base fee, the Vice Chair of the Board of Trustees receives $140,000 annually.
For funds that are series of the J.P. Morgan Exchange-Traded Fund Trust and which have a unitary management fee, Trustee compensation for the fund is paid from the management fee by JPMIM. For all other funds, Trustee compensation is paid by the fund. Aggregate Trustee compensation for each Trustee paid by a Fund and all funds in the Fund Complex for the calendar year ended December 31, 2024, is set forth below:
Name of Trustee	High Yield Municipal ETF	Inflation Managed Bond ETF	Limited Duration Bond ETF	Realty Income ETF	Sustainable Municipal Income ETF	Total Compensation Paid From Fund Complex[1]
Independent Trustees
John F. Finn	$1,618	$1,751	$1,800	$1,673	$1,631	$676,800
Stephen P. Fisher	1,595	1,673	1,702	1,627	1,602	501,800
Gary L. French	1,586	1,644	1,665	1,610	1,592	436,800[2]
Kathleen M. Gallagher	1,595	1,673	1,702	1,627	1,602	501,800[3]
Robert J. Grassi	1,586	1,644	1,665	1,610	1,592	436,800[4]
Frankie D. Hughes	1,586	1,644	1,665	1,610	1,592	436,800
Raymond Kanner	1,595	1,673	1,702	1,627	1,602	501,800[5]
Thomas P. Lemke	1,586	1,644	1,665	1,610	1,592	436,800[6]
Lawrence R. Maffia	1,586	1,644	1,665	1,610	1,592	436,800
Mary E. Martinez	1,605	1,707	1,744	1,647	1,615	576,800
Marilyn McCoy	1,586	1,644	1,665	1,610	1,592	436,800[7]
Dr. Robert A. Oden, Jr.[8]	1,595	1,673	1,702	1,627	1,602	501,800
Marian U. Pardo[8]	1,595	1,673	1,702	1,627	1,602	501,800
Emily A. Youssouf	1,586	1,644	1,665	1,610	1,592	436,800[2]
Interested Trustees
Robert Deutsch	1,595	1,673	1,702	1,627	1,602	501,800[9]
Nina O. Shenker	1,586	1,644	1,665	1,610	1,592	436,800[7]
1
A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies (170 J.P. Morgan Funds).
2
Includes $131,040 of Deferred Compensation.
3
Includes $150,540 of Deferred Compensation.
4
Includes $43,680 of Deferred Compensation.
5
Includes $401,440 of Deferred Compensation.
6
Includes $87,360 of Deferred Compensation.
7
Includes $436,800 of Deferred Compensation.
8
Dr. Oden and Ms. Pardo retired as Trustees of the Trusts, effective 12/31/24.
9
Includes $200,720 of Deferred Compensation.
For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
INVESTMENT ADVISER
Pursuant to each Fund’s Investment Advisory Agreement, JPMIM provides investment advisory services to the Funds.
Part I - 15

Subject to the supervision of the Trust’s Board of Trustees, JPMIM provides or will cause to be provided a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents. JPMIM may delegate its responsibilities to a sub-adviser. Any subadvisory agreements must be approved by the Trust’s Board of Trustees and each Fund’s shareholders, to the extent required by the 1940 Act.
As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by JPMIM under the Investment Advisory Agreements, the Trust, on behalf of each Fund, has agreed to pay JPMIM a fee, which is computed daily and paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the Funds’ Prospectus.
Each Investment Advisory Agreement continues in effect for successive annual periods only if specifically approved thereafter annually in the same manner as the Distribution Agreement; except that for each Fund, the initial approval will continue until October 31, 2023 for Inflation Managed Bond ETF and Realty Income ETF; and October 31, 2024 for High Yield Municipal ETF, Limited Duration Bond ETF and Sustainable Municipal Income ETF, after which annual approvals are required. See the “Distributor” section of Part II of this SAI for more information. The Investment Advisory Agreements will terminate automatically if assigned and are terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to JPMIM and by JPMIM on 90 days’ written notice to the Trust.
The Inflation Managed Bond ETF Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder, or, a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services covered by the Investment Advisory Agreement.
The Realty Income ETF Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder, the Adviser shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering advisory services.
Under a separate agreement, JPMIM provides certain administrative services to the Funds. See the “Administrator” section for additional information. Under separate agreements, JPMorgan Chase Bank provides certain custodial, fund accounting and recordkeeping services to the Trust. JPMorgan Chase Bank is a subsidiary of JPMorgan Chase and an affiliate of JPMIM. See the “Custodian” and “Transfer Agent” sections in the Part II of this SAI for additional information.
Investment Advisory Fees
The table below sets forth the investment advisory fees paid by the Funds to JPMIM (waived amounts are in parentheses), as applicable with respect to the fiscal years indicated:
	Fiscal Year Ended
	February 28, 2023		February 29, 2024		February 28, 2025
Fund	Paid	Waived	Paid	Waived	Paid	Waived
High Yield Municipal ETF	$1,154,004	$(161,968)	$706,874	$(82,483)	$219,852	$(404,151)
Inflation Managed Bond ETF	2,691,691	(99,358)	690,358	(836,820)	879,473	(971,481)
Limited Duration Bond ETF	1,792,986	(604,236)	1,506,275	(274,881)	881,896	(755,073)
Realty Income ETF	5,638,360	(119,871)	1,391,988	(833,685)	1,423,763	(777,922)
Sustainable Municipal Income ETF	588,956	(247,604)	602,975	(115,967)	—	(674,026)
For more information about the Adviser, see the “Investment Adviser” section in Part II of this SAI.
Part I - 16

PORTFOLIO MANAGERS
Portfolio Managers’ Other Accounts Managed*
The following table shows information regarding all of the other accounts managed for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of February 28, 2025:
	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
High Yield Municipal ETF
Rachel Betton	7	$6,768,959	0	$0	0	$0
Curtis White	4	6,674,593	0	0	4	784,567
Inflation Managed Bond ETF
Scott E. Grimshaw	1	122,303	1	599,927	14	3,421,764
David Rooney	2	845,995	1	599,927	3	3,619,775
Edward Fitzpatrick III	9	61,858,480	10	22,180,107	5	4,655,706
Limited Duration Bond ETF
Michael Sais**	4	9,023,590	1	1,104,549	4	5,945,235
Robert Manning	3	3,065,171	0	0	26	34,454,746
Sajjad Hussain	1	5,958,419	0	0	0	0
Cary Fitzgerald	6	14,799,607	8	8,345,464	91	37,580,388
Realty Income ETF
Scott Blasdell	7	19,210,990	6	4,855,169	20	1,058,268
Jason Ko	0	0	1	152,138	2	126,817
Nicholas Turchetta	0	0	1	152,138	0	0
Sustainable Municipal Income ETF
Michelle Hallam	6	6,712,079	0	0	62	2,210,131
Rachel Betton	7	6,721,591	0	0	0	0
Curtis White	4	6,627,225	0	0	4	784,567
The following table shows information regarding the other accounts managed by each portfolio manager that has advisory fees wholly or partly based on performance as of February 28, 2025:
	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
High Yield Municipal ETF
Rachel Betton	0	$0	0	$0	0	$0
Curtis White	0	0	0	0	0	0
Inflation Managed Bond ETF
Scott E. Grimshaw	0	0	0	0	0	0
David Rooney	0	0	0	0	2	465,597
Edward Fitzpatrick III	0	0	0	0	2	465,597
Limited Duration Bond ETF
Michael Sais**	0	0	0	0	2	1,265,844
Robert Manning	0	0	0	0	1	659,382
Sajjad Hussain	0	0	0	0	0	0
Cary Fitzgerald	0	0	0	0	1	387,474
Realty Income ETF
Scott Blasdell	0	0	0	0	0	0
Jason Ko	0	0	0	0	0	0
Nicholas Turchetta	0	0	0	0	0	0
Sustainable Municipal Income ETF
Michelle Hallam	0	0	0	0	0	0
Part I - 17

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Rachel Betton	0	$0	0	$0	0	$0
Curtis White	0	0	0	0	0	0
*
The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
**
Mr. Sais has announced his retirement from JPMIM effective April 2026. Until his retirement, Mr. Sais will continue to serve on the portfolio management team.
Portfolio Managers’ Ownership of Securities
The following table indicates the dollar range of securities beneficially owned by each portfolio manager, as of February 28, 2025. Aggregate Dollar Range, if applicable, includes each portfolio manager’s deferred compensation balance attributable to each Fund through participation in the Adviser’s deferred compensation plan. If applicable, this reflects an obligation of the Adviser to pay deferred compensation to the portfolio manager at a future date in an amount based on the performance of that Fund and accordingly, is the economic equivalent of an investment in Fund Shares.
Fund	Aggregate Dollar Range of Securities in the Fund
	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
High Yield Municipal ETF
Rachel Betton					X
Curtis White	X
Inflation Managed Bond ETF
Scott E. Grimshaw	X
David Rooney				X
Edward Fitzpatrick III					X
Limited Duration Bond ETF
Michael Sais*							X
Robert Manning							X
Sajjad Hussain				X
Cary Fitzgerald	X
Realty Income ETF
Scott Blasdell					X
Jason Ko					X
Nicholas Turchetta					X
Sustainable Municipal Income ETF
Michelle Hallam	X
Rachel Betton	X
Curtis White	X
*
Mr. Sais has announced his retirement from JPMIM effective April 2026. Until his retirement, Mr. Sais will continue to serve on the portfolio management team.
Portfolio Managers’ Compensation
In evaluating each portfolio manager’s performance with respect to the funds he or she manages, the Adviser uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to each Fund:
Name of Fund	Benchmark
High Yield Municipal ETF	Bloomberg US Municipal Index
Inflation Managed Bond ETF	Bloomberg 1-10 Year U.S. TIPS Index
Limited Duration Bond ETF	Bloomberg 1-3 Year U.S. Government/Credit Bond Index
Realty Income ETF	FTSE NAREIT All Equity REITs Index
Sustainable Municipal Income ETF	Bloomberg US Municipal Index
Part I - 18

Please see the “Portfolio Manager Compensation” section in Part II of this SAI for a description of the structure and method of determining the compensation of the portfolio managers identified in the Risk/Return Summary of the prospectus.
ADMINISTRATOR
JPMIM serves as the administrator to the Funds, pursuant to an Administration Agreement (the “Administration Agreement”), between the Trust, on behalf of the Funds, and JPMIM. JPMIM is an affiliate of the JPMorgan Chase Bank and an indirect, wholly-owned subsidiary of JPMorgan Chase.
Pursuant to the Administration Agreement, JPMIM performs or supervises all operations of the Funds for which it serves (other than those performed under the Investment Advisory Agreement, the custody and funds accounting agreement, and the transfer agency agreement for the Funds). Under the Administration Agreement, JPMIM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds. JPMIM prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of a Fund’s operations other than those performed under the Investment Advisory Agreement, any sub-advisory agreements, the custody and fund accounting agreement, and the transfer agency agreement. JPMIM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. JPMorgan Chase Bank serves as the Funds’ sub-administrator.
If not terminated and after an initial period ending October 31, 2023, the Administration Agreement shall continue to be in effect for successive annual periods beyond October 31 of each year, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees of the Trust or by JPMIM.
The Administration Agreement provides that JPMIM shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.
In consideration of the services to be provided by JPMIM pursuant to the Administration Agreement, JPMIM receives from a Fund a fee as described in the Funds’ Prospectus.
Administrator Fees
The table below sets forth the administration services fees paid by the Funds to JPMIM (the amounts voluntarily waived are in parentheses) for the fiscal years indicated:
	Fiscal Year Ended
	February 28, 2023		February 29, 2024		February 28, 2025
Fund	Paid	Waived	Paid	Waived	Paid	Waived
High Yield Municipal ETF	$180,017	$(101,979)	$126,187	$(42,962)	$133,716	$—
Inflation Managed Bond ETF	710,931	(36,677)	409,066	—	495,794	—
Limited Duration Bond ETF	629,031	(269,922)	552,518	(115,415)	613,856	—
Realty Income ETF	674,769	(45,010)	278,210	—	275,210	—
Sustainable Municipal Income ETF	57,893	(151,247)	116,208	(63,528)	73,597	(94,915)
For a more complete discussion, see the “Administrator” section in Part II of this SAI.
FUND ACCOUNTING AGENT
Fund Accounting Fees
The table below sets forth the fund accounting fees paid by the Funds to JPMorgan Chase Bank for the fiscal years indicated:
	Fiscal Year Ended
Fund	February 28, 2023	February 29, 2024	February 28, 2025
High Yield Municipal ETF	$20,000	$19,893	$20,000
Inflation Managed Bond ETF	26,519	20,226	20,000
Limited Duration Bond ETF	30,498	22,242	20,255
Part I - 19

	Fiscal Year Ended
Fund	February 28, 2023	February 29, 2024	February 28, 2025
Realty Income ETF	$25,356	$20,000	$20,000
Sustainable Municipal Income ETF	20,000	19,893	20,000
For more information, see the “Custody and Fund Accounting Fees and Expenses” section in Part II of this SAI.
SECURITIES LENDING ACTIVITIES
To the extent that any Funds engaged in securities lending during the fiscal year ended February 28, 2025, information concerning the amounts of income and fees/compensation related to securities lending activities are described below:
Realty Income ETF
Gross Income from Securities Lending Activities[1]	$4,665
Fees and/or Compensation for Securities Lending Activities
Revenue Split[2]	37
Cash Collateral Management Fees[3]	124
Administrative Fees	—
Indemnification Fees	—
Rebates to Borrowers	4,068
Others Fees	—
Aggregate Fees/Compensation for Securities Lending Activities	4,229
Net Income from the Securities Lending Activities	436
1
Gross income includes income from the reinvestment of cash collateral, premium income (i.e. rebates paid by borrowers to the Fund), management fees from a pooled cash collateral reinvestment vehicle that are deducted from the vehicle's assets before income is distributed, and any other income.
2
Revenue split represents the share of revenue generated by securities lending program and paid to Citibank, N.A.
3
Cash collateral is reinvested in certain JPMorgan money market funds that are advised by JPMIM (“money market funds”). Cash collateral management fees include the fees and expenses deducted from the money market funds. The contractual management fees are derived using the Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements from the money market funds’ most recently available prospectus. Actual fees incurred by the money market funds may differ due to other expenses, fee waivers and expense reimbursements.
For more information, see the “Securities Lending Agent” section in Part II of this SAI.
BROKERAGE
Brokerage Commissions
The Funds paid the following brokerage commissions for the indicated fiscal years:
	Fiscal Year Ended
Fund	February 28, 2023	February 29, 2024	February 28, 2025
High Yield Municipal ETF
Total Brokerage Commissions	$—	$—	$13,433
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
Inflation Managed Bond ETF
Total Brokerage Commissions	122,251	60,770	63,505
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
Limited Duration Bond ETF
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
Realty Income ETF
Total Brokerage Commissions	460,937	371,752	258,346
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
Part I - 20

	Fiscal Year Ended
Fund	February 28, 2023	February 29, 2024	February 28, 2025
Sustainable Municipal Income ETF
Total Brokerage Commissions	$202	$22	$8,465
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
Broker Research
For the fiscal year ended February 28, 2025, the Adviser allocated brokerage commissions to brokers who provided broker research, including third-party broker research, for the Funds as follows:
Fund Name	Amount
Realty Income ETF	$122,163
Securities of Regular Broker-Dealers
As of February 28, 2025, the following Fund owned securities of its regular broker-dealers (or parents thereof) as shown below:
Fund	Name of Broker-Dealer	Value of Securities Owned[1]
Inflation Managed Bond ETF	Bank of America Corp.	$7,258,317
	Bank of Montreal	458,455
	Barclays plc	2,011,890
	BNP Paribas SA	2,004,167
	Citigroup, Inc.	4,354,014
	Deutsche Bank AG	2,580,539
	Goldman Sachs Group, Inc. (The)	4,414,241
	Morgan Stanley	4,676,439
	The Toronto-Dominion Bank	39,619
	Wells Fargo & Co.	4,350,678
Limited Duration Bond ETF	Bank of America Corp.	5,007,500
	Deutsche Bank AG	5,012,373
	Goldman Sachs Group, Inc. (The)	5,040,344
	Morgan Stanley	5,026,250
	Wells Fargo & Co.	5,007,050
1
The totals above do not include asset-backed and mortgage-backed securities where a security includes the name of the regular broker-dealer.
For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.
PURCHASE AND REDEMPTION OF CREATION UNITS
The Trust will issue and sell its Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in Appendix A to Part II of this SAI.
CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee may be imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Investors who are authorized to deal in Creation Units (“Authorized Participants”) will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Funds may adjust the transaction fee from time to time, and a Fund may waive all or a portion of its applicable transaction fee. An additional charge or a variable charge may be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. Specifically, a Fund may charge an additional variable fee for creations and redemptions in cash of up to 3% of the amount of a creation transaction and of up to 2% of the amount of a redemption transaction to offset brokerage and other impact expenses associated with the cash transaction. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities received on redemption from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.
Part I - 21

FINANCIAL INTERMEDIARIES
Compensation Payments
For the fiscal year ended February 28, 2025, JPMIM paid approximately $7,174,974 to financial intermediaries with respect to all series of the Trust pursuant to written agreements with such financial intermediaries.
For a more complete discussion, see the “Compensation to Intermediaries” section in Part II of this SAI.
TAX MATTERS
Capital Loss Carryforwards
As of February 28, 2025, the following Fund had net capital loss carryforwards as follows:
	Capital Loss Carryforward Character
Fund	Short-Term	Long-Term
High Yield Municipal ETF	$5,170,763	$52,126,733
Inflation Managed Bond ETF	1,666,286	58,922,930
Limited Duration Bond ETF	365,470	19,653,109
Realty Income ETF	23,362,387	10,169,878
Sustainable Municipal Income ETF	3,395,958	17,135,821
For more information on tax matters, see the “Distributions and Tax Matters” section in Part II of this SAI.
SHARE OWNERSHIP
Trustees and Officers
As of December 31, 2024, the officers and Trustees, as a group, owned less than 1% of the Shares of any Fund.
Principal Holders
As of May 31, 2025, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding Shares of the Funds included in this SAI are shown in Attachment I-A, Principal Shareholders.
FINANCIAL STATEMENTS
The financial statements of the Funds are incorporated by reference into this SAI. The financial statements for the fiscal year ended February 28, 2025 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Funds, as indicated in its report with respect thereto, and are incorporated herein by reference in reliance on the report of said firm, given on the authority of said firm as experts in accounting and auditing. These financial statements included in the Financial Statements and Other Information are available online at www.jpmorganfunds.com or without charge upon request by calling 1-844-457-6383 (844-4JPM ETF).
Part I - 22

Attachment I-A
PRINCIPAL SHAREHOLDERS
Persons who beneficially own 25% or more of the outstanding Shares of a Fund are presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of such Funds. The list below includes record owners of over 5% of Shares of the Funds specified below based on the Funds’ books and records. Such shareholders may hold their Shares on behalf of other beneficial owners and may not be beneficial owners of the share classes identified.
Name of Fund	Name and Address of Shareholder	Percentage Held
JPMORGAN HIGH YIELD MUNICIPAL ETF
	EDWARD JONES 12555 MANCHESTER RD SAINT LOUIS, MO 63131	9.04%
JPMORGAN INFLATION MANAGED BOND ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 383 MADISON AVENUE NEW YORK, NY 10017	35.15%
JPMORGAN LIMITED DURATION BOND ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 383 MADISON AVENUE NEW YORK, NY 10017	18.78%
JPMORGAN REALTY INCOME ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 383 MADISON AVENUE NEW YORK, NY 10017	33.51%
JPMORGAN SUSTAINABLE MUNICIPAL INCOME ETF
	J.P. MORGAN SECURITIES LLC* 383 MADISON AVENUE NEW YORK, NY 10017	10.38%

	BETTERMENT SECURITIES 450 W 33RD ST NEW YORK, NY 10001	8.63%

	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 383 MADISON AVENUE NEW YORK, NY 10017	8.05%
*
The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Certain of this ownership represents seed money held by J.P. Morgan Investment Management Inc., a subsidiary of JPMorgan Chase & Co. The Shares may also be held for the benefit of underlying accounts for which JPMorgan Affiliates may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such Shares under the 1940 Act.
Part I - 23

STATEMENT OF ADDITIONAL INFORMATION
PART I
July 1, 2025
J.P. MORGAN EXCHANGE-TRADED FUND TRUST (the “Trust”)
Fund Name	Ticker	Listing Exchange
JPMorgan Active Bond ETF (the “Active Bond ETF”)	JBND	New York Stock Exchange LLC
JPMorgan Core Plus Bond ETF (the “Core Plus Bond ETF”)	JCPB	Cboe BZX Exchange, Inc.
JPMorgan Income ETF (the “Income ETF”)	JPIE	NYSE Arca, Inc.
JPMorgan International Bond Opportunities ETF (the “International Bond Opportunities ETF”)	JPIB	Cboe BZX Exchange, Inc.
JPMorgan Municipal ETF (the “Municipal ETF”)	JMUB	Cboe BZX Exchange, Inc.
JPMorgan Short Duration Core Plus ETF (the “Short Duration Core Plus ETF”)	JSCP	NYSE Arca, Inc.
JPMorgan Ultra-Short Income ETF (the “Ultra-Short Income ETF”)	JPST	NYSE Arca, Inc.
JPMorgan Ultra-Short Municipal Income ETF (the “Ultra-Short Municipal Income ETF”)	JMST	Cboe BZX Exchange, Inc.
(each a “Fund” and collectively, the “Funds”)
This Statement of Additional Information (“SAI”) is not a prospectus, but contains additional information which should be read in conjunction with the prospectus for the Funds, dated July 1, 2025, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the audited financial statements included in the Financial Statements and Other Information, as defined in the Prospectus, relating to the Funds, dated February 28, 2025. The Prospectus and the Financial Statements and Other Information, including the Independent Registered Public Accounting Firm’s Report, are available online at www.jpmorganfunds.com or without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, OH 43240.
This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to the Funds. Part II of this SAI contains additional information that more generally applies to the Trust’s funds.
For more information about the Funds or the Financial Statements and Other Information, simply write or call:
J.P. Morgan Exchange-Traded Funds
277 Park Ave
New York, NY 10172
1-844-457-6383 (844-4JPM ETF)
SAI-FIETF-A-725

Part I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL
The Trust and the Funds
Each Fund is a series of the Trust, an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on February 25, 2010 and governed by a Declaration of Trust as amended and restated on February 19, 2014.
Each Fund will offer and issue shares at net asset value (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”). The shares of each Fund are collectively referred to as the “Shares” in this SAI. Each Fund’s Shares are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”) except the Active Bond ETF, which is listed and traded on the New York Stock Exchange LLC, and Income ETF, Short Duration Core Plus ETF and Ultra-Short Income ETF, which are listed and traded on the NYSE Arca, Inc. (“NYSE”, and collectively with Cboe, each an “Exchange”). Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, except for the Active Bond ETF, generally, each Fund issues and redeems Creation Units in return for a designated portfolio of securities and an amount of cash. Creation Units of the Active Bond ETF are generally in exchange for portfolio securities held by the Fund and/or a specified cash payment.
In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit. When a Fund issues and redeems Creation Units in kind, the Trust nonetheless reserves the right to permit or require a full or partial “cash” option for creations and/or redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of a basket of equity securities and other investments (“Deposit Instruments”) subject to various conditions. See the “Creation and Redemption of Creation Units” section in Appendix A. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.
Miscellaneous
This SAI describes the financial history, investment strategies and policies, management and operation of each Fund in order to enable investors to determine whether the particular Fund best suits their needs.
This SAI provides additional information with respect to the Funds and should be read in conjunction with each Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds’ executive offices are located at 277 Park Avenue, New York, NY 10172.
The Trust’s Board of Trustees is referred to herein as the “Board of Trustees” or “Board,” and each trustee is referred to as a “Trustee.” J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) is the investment adviser to the Funds. Investments in a Fund are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of a Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risks that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.
The Adviser, with respect to each Fund (except the Income ETF and the International Bond Opportunities ETF), has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term Commodity Pool Operator (“CPO”) with respect to each Fund’s operations. Therefore, each Fund (except the Income ETF and the International Bond Opportunities ETF) and the Adviser with respect to each such Fund are not subject to registration or regulation as a commodity pool or CPO under the Commodity Exchange Act, as amended. Changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of this exclusion and may trigger additional Commodity Futures Trading Commission (“CFTC”) requirements. If the Adviser or a Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.
Part I - 1

INVESTMENT POLICIES
The following investment policies have been adopted by the Trust with respect to the Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of a Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Trust without shareholder approval.
Except for each of the restrictions on borrowings set forth in the fundamental investment policies below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in the Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause will not be considered a violation and such Fund may continue to hold any securities affecting that percentage or rating policy. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, a Fund’s Adviser, or persons designated by the Board to make such determination, will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to each fundamental investment policy on borrowing, the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays or holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money if such borrowing does not constitute “senior securities” under the 1940 Act or engage in economically similar transactions if those transactions comply with the applicable requirements of the SEC under the 1940 Act.
For purposes of a Fund’s fundamental investment policy regarding industry concentration, “to concentrate” generally means to invest more than 25% of a Fund’s total assets, taken at market value at the time of investment. This fundamental investment policy regarding concentration does not apply to securities issued by other investment companies, securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing. For purposes of the fundamental investment policy involving industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources. For the purposes of the fundamental investment policy regarding industry concentration, a Fund currently utilizes any one or more of the industry and/or sub-industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. The Adviser may classify and re-classify companies in a particular industry or sub-industry and define and re-define industries and sub-industries in any reasonable manner, consistent with SEC guidance. Accordingly, the composition of an industry or group of industries may change from time to time. The policy will be interpreted to give broad authority to the Adviser as to how to classify issuers.
In addition, Active Bond ETF has an 80% investment policy which is described in the Fund’s Prospectus. In calculating “Assets” for the purposes of each Fund’s 80% investment policy, Assets are net assets plus the amount of any borrowings for investment purposes. This policy may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its policy to invest at least 80% of its Assets in securities.
Finally, each Fund is subject to the fundamental and non-fundamental investment policies and investment restrictions applicable to the Fund that are described herein and by any restrictions imposed by applicable law.
Fundamental Investment Policies
Each Fund:
Part I - 2

(1) (a) In the case of the Active Bond ETF and Short Duration Core Plus ETF, may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries, except as permitted by the 1940 Act or any applicable law, rule, order or interpretation;
(b) In the case of the Core Plus Bond ETF, International Bond Opportunities ETF, Municipal ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF, may not purchase any security which would cause the Fund to concentrate, more than 25% of its investments in the securities of issuers primarily engaged in any particular industry or group of industries;
(c) In the case of the Income ETF, may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as permitted by the 1940 Act or any applicable law, rule, order or interpretation. For purposes of fundamental investment policies regarding industry concentration, the Fund may not invest more than 25% of its total assets in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions);
(d) In the case of Municipal ETF and Ultra-Short Municipal Income ETF, provided that this limitation does not apply to municipal securities where the issuer is regarded as a state, city, municipality or other public authority or to governmental guarantees of municipal securities or to housing authority obligations;
(e) In the case of Ultra-Short Income ETF, except as otherwise permitted by the SEC, may not purchase any security that would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries other than the banking industry;
(2) (a) In the case of the Active Bond ETF, Income ETF and Short Duration Core Plus ETF, may issue senior securities, to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;
(b) In the case of the Core Plus Bond ETF, International Bond Opportunities ETF, Municipal ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF, may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;
(3) (a) In the case of the Active Bond ETF, Income ETF and Short Duration Core Plus ETF, may borrow money to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;
(b) In the case of the Core Plus Bond ETF, International Bond Opportunities ETF, Municipal ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF, may not borrow money, except to the extent permitted by applicable law;
(4) (a) Except Income ETF, may not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in disposing of portfolio securities or in connection with investments in other investment companies;
(b) In the case of the Income ETF, may not underwrite the securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in disposing of portfolio securities;
(5) (a) In the case of the Active Bond ETF and Short Duration Core Plus ETF, may purchase or sell real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;
(b) In the case of the Core Plus Bond ETF, International Bond Opportunities ETF, Municipal ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF, may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (a) issued by companies that invest, deal or otherwise engage in transactions in real estate or (b) backed or secured by real estate or interests in real estate;
(c) In the case of the Income ETF, may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate and (b) invest in securities or other instruments issued by issuers that invest in real estate;
Part I - 3

(6) (a) In the case of the Core Plus Bond ETF, International Bond Opportunities ETF, Municipal ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF, may not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities;
(b) In the case of the Active Bond ETF and Short Duration Core Plus ETF, may purchase and sell commodities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;
(c) In the case of the Income ETF, may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;
(7) (a) In the case of the Active Bond ETF, Income ETF and Short Duration Core Plus ETF, may make loans to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;
(b) In the case of the Core Plus Bond ETF, International Bond Opportunities ETF, Municipal ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF, may make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law;
(8) (a) In the case of the Active Bond ETF, Income ETF and Short Duration Core Plus ETF, may not make any investment inconsistent with its classification as a diversified investment company as that term is defined in the 1940 Act or as interpreted, modified or applied by the SEC or its staff;
(b) In the case of Core Plus Bond ETF, International Bond Opportunities ETF, Municipal ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF, may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act; and
(9) In the case of the Municipal ETF and Ultra-Short Municipal Income ETF, under normal market circumstances, at least 80% of the assets of the Fund will be invested in municipal securities, the income from which is exempt from federal income tax.
Each Fund, except Income ETF, may invest in types of investments and engage in transactions that are considered lending transactions. The types of investments and strategies that a Fund may use are described in further detail in the Prospectus and this SAI.
Non-Fundamental Investment Policies
Each Fund, except for the Active Bond ETF, Income ETF and Short Duration Core Plus ETF:
(1) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Other Policy
Each of the Funds may not acquire any securities of other registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
INVESTMENT PRACTICES
The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.
FUND NAME	FUND CODE
Active Bond ETF	1
Part I - 4

FUND NAME	FUND CODE
Core Plus Bond ETF	2
Income ETF	3
International Bond Opportunities ETF	4
Municipal ETF	5
Short Duration Core Plus ETF	6
Ultra-Short Income ETF	7
Ultra-Short Municipal Income ETF	8

Instrument	Fund Code	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a
mortgage pool which provide for a fixed initial mortgage
interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1-4, 6-7	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company
receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by
other types of receivables or other assets. and pools of loans, such as collateralized loan obligations.
	1-8	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	3-6, 8	Auction Rate Securities
Bank Obligations: Bankers’ acceptances, certificates of
deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a
commercial bank. Maturities are generally six months or
less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a
specified return. Time deposits are non-negotiable receipts
issued by a bank in exchange for the deposit of funds.
	1-8	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes
and/or for investment purposes. Such a practice will result
in leveraging of a Fund’s assets and may cause a Fund to
liquidate portfolio positions when it would not be
advantageous to do so. A Fund must maintain continuous
asset coverage of 300% of the amount borrowed, with the
exception for borrowings not in excess of 5% of the Fund’s
total assets made for temporary administrative purposes.
	1, 3-8	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	2-4, 6	Foreign Investments (including Foreign Currencies)
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a
security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date.
	1-6, 8	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months	1-8	Commercial Paper
Commodity-Related Pooled Investment Vehicles: Ownership
interests in grantor trusts and other pooled investment
vehicles that hold tangible assets such as gold, silver and
other commodities or invest in commodities futures. Grantor
trusts are typically traded on an exchange.
	3-4	Commodity-Related Pooled Investment Vehicles
Common Stock: Shares of ownership of a company.	2-4, 6	Equity Securities, Warrants and Rights
Part I - 5

Instrument	Fund Code	Part II Section Reference
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	2-3	Equity Securities, Warrants and Rights
Contract for Differences: An arrangement made in a futures contract whereby differences in settlement are made through cash payments, rather than the delivery of physical goods or securities.	7	Swaps and Related Swap Products
Convertible Securities: Bonds or preferred stock that can convert to common stock.	2-4, 6	Convertible Securities
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-8	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement
between two parties pursuant to which one party pays the
other a fixed periodic coupon for the specified life of the
agreement. The other party makes no payment unless a
credit event, relating to a predetermined reference asset,
occurs. If such an event occurs, the party will then make a
payment to the first party, and the swap will terminate.
	1-6	Swaps and Related Swap Products
Custodial Receipts: A Fund may acquire securities in the
form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain
U.S. Treasury notes or bonds in connection with programs
sponsored by banks and brokerage firms. These are not
considered to be U.S. government securities. These notes
and bonds are held in custody by a bank on behalf of the
owners of the receipts.
	2-4	Custodial Receipts
Demand Features: Securities that are subject to puts and
standby commitments to purchase the securities at a fixed
price (usually with accrued interest) within a fixed period of time following demand by a Fund.
	2-6, 8	Demand Features
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	2-4, 6	Foreign Investments (including Foreign Currencies)
Exchange-Traded Funds (“ETFs”): Ownership interest in
unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or
stocks designed to track the price performance and dividend
yield of a particular broad-based, sector or international
index. ETFs include a wide range of investments.
	1-6, 8	Investment Company Securities and Exchange- Traded Funds
Foreign Currency Transactions: Strategies used to hedge
against currency risks, for other risk management or
operational purposes or to increase income or gain to a
Fund. These strategies may consist of use of any of the
following: options on currencies, currency futures, options
on such futures, forward foreign currency transactions
(including non-deliverable forwards (“NDFs”)), forward rate
agreements and currency swaps, caps and floors.
	2-4, 6	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity securities of foreign entities
and obligations of foreign branches of U.S. banks and
foreign banks. Foreign securities may also include American
Depositary Receipts (“ADRs”), Global Depositary Receipts
(“GDRs”), European Depositary Receipts (“EDRs”) and
American Depositary Securities (“ADSs”).
	1-4, 6-7	Foreign Investments (including Foreign Currencies)
Part I - 6

Instrument	Fund Code	Part II Section Reference
High Yield/High Risk Securities/Junk Bonds: Securities that
are generally rated below investment grade by the primary
rating agencies or are unrated but are deemed by a Fund’s
adviser to be of comparable quality.
	2-8	Debt Instruments
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S.
government as well as securities issued by other entities
such as corporations, foreign governments and foreign
issuers.
	1-8	Debt Instruments
Initial Public Offering (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	3-4	Equity Securities, Warrants and Rights
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-8	Miscellaneous Investment Strategies and Risks
Inverse Floating Rate Instruments: Leveraged variable debt
instruments with interest rates that reset in the opposite
direction from the market rate of interest to which the
inverse floater is indexed.
	1-6, 8	Inverse Floaters and Interest Rate Caps
Investment Company Securities: Shares of other investment
companies, including money market funds for which the
Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when
investing in funds for which it serves as investment adviser, to the extent required by law or by contract.
	1-8	Investment Company Securities and Exchange- Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of lesser developed countries.	2-6	Loans
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	3-4, 6	Master Limited Partnerships
Mortgages (Directly Held): Debt instruments secured by real property.	2-4, 6	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans.	1-8	Mortgage-Related Securities
Mortgage Dollar Rolls[1]: A transaction in which a Fund sells securities for delivery in a current month and
simultaneously contracts with the same party to repurchase
similar but not identical securities on a specified future date.

	1-4, 6-7	Mortgage-Related Securities
Municipal Obligations and Securities: Securities issued by a state or political subdivision (including securities issued by a foreign state or subdivision) to obtain funds for various
public purposes. Municipal securities include, among
others, private activity bonds and industrial development
bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes,
other short-term tax-exempt obligations, municipal leases,
obligations of municipal housing authorities and single
family revenue bonds.
	1-8	Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	2-6, 8	New Financial Products
1
All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1∕3% of a Fund’s total assets except as permitted by law.
Part I - 7

Instrument	Fund Code	Part II Section Reference
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-4, 6-7	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: A Fund may purchase
and sell (a) exchange traded and over the counter put and
call options on securities, indexes of securities and futures contracts on securities and indexes of securities,
commodities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities and commodities.
	1-8	Options and Futures Transactions
Preferred Securities: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	2-4, 6	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other
Unregistered Securities: Securities not registered under the
Securities Act of 1933, such as privately placed commercial
paper and Rule 144A securities.
	1-8	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-3	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-3, 5-8	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date.	2-3, 6, 8	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and
Corporate Restructurings: In connection with reorganizing
or restructuring of an issuer, an issuer may issue common
stock or other securities to holders of its debt securities.
	1-4, 6	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1∕3% of a Fund’s total assets. In return, a Fund will receive cash as collateral.	1-3, 6, 8	Securities Lending
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	2-6, 8	Short-Term Funding Agreements
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. A Fund may enter into physical short transactions or obtain the short exposure through synthetic derivative transactions.	4	Short Selling
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1-4, 6-7	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-
class mortgage securities which are usually structured with
two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”)
securities issued outside a Real Estate Mortgage Investment
Conduit (“REMIC”) or collateralized mortgage obligations
(“CMOs”) structure.
	1-4, 6-7	Mortgage-Related Securities
Part I - 8

Instrument	Fund Code	Part II Section Reference
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated
agreements and may be traded over-the-counter. Structured
investments are organized and operated to restructure the
investment characteristics of the underlying index, currency, commodity or financial instrument.
	2-4, 6, 8	Structured Investments
Swaps and Related Swap Products: Swaps involve an
exchange of obligations by two parties. Caps and floors
entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A
Fund may enter into these transactions to manage its
exposure to changing interest rates and other factors.
	1-6, 8	Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that
generally involve the deposit of a long-term tax exempt
bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond
to a variable short- term rate and a right (subject to certain conditions) on the part of the purchaser to tender it
periodically to a third party at par.
	2-4, 6, 8	Synthetic Variable Rate Instruments
Temporary Defensive Positions: To respond to unusual circumstances, a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1-8	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A Fund may purchase interests in
separately traded interest and principal component parts of
U.S. Treasury obligations that are issued by banks or
brokerage firms and that are created by depositing U.S.
Treasury notes and U.S. Treasury bonds into a special
account at a custodian bank. Receipts include Treasury
Receipts (“TRs”), Treasury Investment Growth Receipts
(“TIGRs”), and Certificates of Accrual on Treasury
Securities (“CATS”).
	1-8	Treasury Receipts
Trust Preferred: Securities with characteristics of both
subordinated debt and preferred stock. Trust preferreds are
generally long term securities that make periodic fixed or
variable interest payments.
	2-4, 6	Trust Preferred
U.S. Government Agency Securities: Securities issued or
guaranteed by agencies and instrumentalities of the U.S.
government. These include all types of securities issued by
the Government National Mortgage Association (“Ginnie
Mae”), the Federal National Mortgage Association (“Fannie
Mae”) and the Federal Home Loan Mortgage Corporation
(“Freddie Mac”), including funding notes, subordinated
benchmark notes, CMOs and REMICs.
	1-8	Mortgage-Related Securities
U.S. Government Obligations: May include direct
obligations of the U.S. Treasury, including Treasury bills,
notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United
States, and separately traded principal and interest
component parts of such obligations that are transferable
through the Federal book-entry system known as Separate
Trading of Registered Interest and Principal of Securities
(“STRIPS”) and Coupons Under Book Entry Safekeeping
(“CUBES”).
	1-8	U.S. Government Obligations
Part I - 9

Instrument	Fund Code	Part II Section Reference
Variable and Floating Rate Instruments: Obligations with
interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on
demand or at the expiration of a specified term.
	1-8	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-8	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment
Securities: Zero-coupon securities are securities that are
sold at a discount to par value and on which interest
payments are not made during the life of the security. Pay-
in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment
securities are zero-coupon debt securities which convert on
a specified date to interest bearing debt securities.
	1-8	Debt Instruments
DIVERSIFICATION
The Trust is a registered management investment company. Each Fund intends to meet the diversification requirements of the 1940 Act. For a more complete discussion, see the “Diversification” section in Part II of this SAI.
PORTFOLIO TURNOVER
A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. Higher portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.
The table below sets forth the Funds’ portfolio turnover rate for the two most recently completed fiscal years:
	Fiscal Year Ended
Fund	February 29, 2024	February 28, 2025
Active Bond ETF[1]	78%	89%
Core Plus Bond ETF	57%	111%[2]
Income ETF	162%	120%
International Bond Opportunities ETF	25%	38%
Municipal ETF	27%	39%
Short Duration Core Plus ETF	48%	60%
Ultra-Short Income ETF	77%	66%
Ultra-Short Municipal Income ETF	76%	53%
1
The Fund commenced operations on 10/11/2023.
2
The increase in portfolio turnover for Core Plus Bond ETF was caused by significant inflows to the Fund that were initially invested in Treasuries and as to-be-announced securities (TBAs) that were subsequently sold to invest in other securities as other investment opportunities arose.
Part I - 10

TRUSTEES
Standing Committees
As of the fiscal year ended February 28, 2025, there were seven standing committees of the Board of Trustees: (i) the Audit and Valuation Committee, (ii) the Compliance Committee, (iii) the Governance Committee, (iv) the Equity Committee, (v) the ETF Committee, (vi) the Fixed Income Committee, and (vii) the Money Market and Alternative Products Committee. The following table shows how often each Committee met during the fiscal year ended February 28, 2025:
Committee	Fiscal Year Ended February 28, 2025
Audit and Valuation Committee	5
Compliance Committee	4
Governance Committee	5
Equity Committee	5
ETF Committee	4
Fixed Income Committee	5
Money Market and Alternative Products Committee	6
For a more complete discussion, see the “Trustees” section in Part II of this SAI.
Ownership of Securities
The following table shows the dollar range of each Trustee’s beneficial ownership of equity securities in the Funds and each Trustee’s aggregate dollar range of ownership in the J.P. Morgan Funds as of December 31, 2024:
Name of Trustee	Dollar Range of Equity Securities in Active Bond ETF	Dollar Range of Equity Securities in Core Plus Bond ETF	Dollar Range of Equity Securities in International Bond Opportunities ETF	Dollar Range of Equity Securities in Municipal ETF	Dollar Range of Equity Securities in Short Duration Core Plus ETF
Independent Trustees
John F. Finn	None	None	None	None	None
Stephen P. Fisher	None	$10,001– $50,000	None	None	None
Gary L. French	None	None	None	None	None
Kathleen M. Gallagher	None	None	None	None	None
Robert J. Grassi	None	None	None	None	None
Frankie D. Hughes	None	None	None	None	None
Raymond Kanner	None	None	None	None	None
Thomas P. Lemke	None	None	None	None	None
Lawrence R. Maffia	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None
Emily A. Youssouf	None	None	None	None	None
Interested Trustees
Robert Deutsch	None	None	None	None	None
Nina O. Shenker	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Ultra-Short Income ETF	Dollar Range of Equity Securities in Ultra-Short Municipal Income ETF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies[1,2]
Independent Trustees
Part I - 11

Name of Trustee	Dollar Range of Equity Securities in Ultra-Short Income ETF	Dollar Range of Equity Securities in Ultra-Short Municipal Income ETF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies[1,2]
John F. Finn	None	None	Over $100,000
Stephen P. Fisher	None	None	Over $100,000
Gary L. French	None	None	Over $100,000
Kathleen M. Gallagher	None	None	Over $100,000
Robert J. Grassi	Over $100,000	Over $100,000	Over $100,000
Frankie D. Hughes	None	None	Over $100,000
Raymond Kanner	None	None	Over $100,000
Thomas P. Lemke	Over $100,000	None	Over $100,000
Lawrence R. Maffia	Over $100,000	None	Over $100,000
Mary E. Martinez	None	None	Over $100,000
Marilyn McCoy	None	None	Over $100,000
Emily A. Youssouf	None	None	Over $100,000
Interested Trustees
Robert Deutsch	None	None	Over $100,000
Nina O. Shenker	None	None	Over $100,000
1
A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies (170 J.P. Morgan Funds).
2
For Mses. Gallagher, McCoy, Youssouf and Shenker and Messrs. French, Grassi, Kanner, Lemke and Deutsch, these amounts include deferred compensation balances, as of 12/31/24, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
As of December 31, 2024, none of the Independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.
Trustee Compensation
For the year ended December 31, 2024, the Trustees were paid an annual fee of $436,800 (with any new trustees receiving a pro rata portion of the base fee depending on when each became a trustee) and reimbursed for expenses incurred in connection with service as a Trustee. Effective January 1, 2025, the Trustees are paid an annual fee of $460,000 (with any new trustees receiving a pro rata portion of the base fee depending on when each became a trustee) and are reimbursed for expenses incurred in connection with service as a Trustee. Committee chairs who are not already receiving an additional fee are each paid $65,000 annually in addition to their base fee. In addition to the base fee, the Chair of the Board of Trustees receives $240,000 annually and is reimbursed expenses in the amount of $4,000 per month. In addition to the base fee, the Vice Chair of the Board of Trustees receives $140,000 annually.
For funds that are series of the J.P. Morgan Exchange-Traded Fund Trust and which have a unitary management fee, Trustee compensation for the fund is paid from the management fee by JPMIM. For all other funds, Trustee compensation is paid by the fund. Aggregate Trustee compensation for each Trustee paid by a Fund and all funds in the Fund Complex for the calendar year ended December 31, 2024, is set forth below:
Name of Trustee	Active Bond ETF	Core Plus Bond ETF	Income ETF	International Bond Opportunities ETF	Municipal ETF
Independent Trustees
John F. Finn	$1,674	$2,563	$2,013	$1,700	$2,004
Stephen P. Fisher	1,628	2,148	1,826	1,643	1,821
Gary L. French	1,610	1,994	1,757	1,622	1,753
Part I - 12

Name of Trustee	Active Bond ETF	Core Plus Bond ETF	Income ETF	International Bond Opportunities ETF	Municipal ETF
Kathleen M. Gallagher	$1,628	$2,148	$1,826	$1,643	$1,821
Robert J. Grassi	1,610	1,994	1,757	1,622	1,753
Frankie D. Hughes	1,610	1,994	1,757	1,622	1,753
Raymond Kanner	1,628	2,148	1,826	1,643	1,821
Thomas P. Lemke	1,610	1,994	1,757	1,622	1,753
Lawrence R. Maffia	1,610	1,994	1,757	1,622	1,753
Mary E. Martinez	1,647	2,326	1,906	1,667	1,900
Marilyn McCoy	1,610	1,994	1,757	1,622	1,753
Dr. Robert A. Oden, Jr.[8]	1,628	2,148	1,826	1,643	1,821
Marian U. Pardo[8]	1,628	2,148	1,826	1,643	1,821
Emily A. Youssouf	1,610	1,994	1,757	1,622	1,753
Interested Trustees
Robert Deutsch	1,628	2,148	1,826	1,643	1,821
Nina O. Shenker	1,610	1,994	1,757	1,622	1,753

Name of Trustee	Short Duration Core Plus ETF	Ultra- Short Municipal Income ETF	Ultra-Short Income ETF	Total Compensation Paid From Fund Complex[1]
Independent Trustees
John F. Finn	$1,697	$2,405	$9,044	$676,800
Stephen P. Fisher	1,641	2,056	5,944	501,800
Gary L. French	1,621	1,926	4,793	436,800[2]
Kathleen M. Gallagher	1,641	2,056	5,944	501,800[3]
Robert J. Grassi	1,621	1,926	4,793	436,800[4]
Frankie D. Hughes	1,621	1,926	4,793	436,800
Raymond Kanner	1,641	2,056	5,944	501,800[5]
Thomas P. Lemke	1,621	1,926	4,793	436,800[6]
Lawrence R. Maffia	1,621	1,926	4,793	436,800
Mary E. Martinez	1,665	2,205	7,273	576,800
Marilyn McCoy	1,621	1,926	4,793	436,800[7]
Dr. Robert A. Oden, Jr.[8]	1,641	2,056	5,944	501,800
Marian U. Pardo[8]	1,641	2,056	5,944	501,800
Emily A. Youssouf	1,621	1,926	4,793	436,800[2]
Interested Trustees
Robert Deutsch	1,641	2,056	5,944	501,800[9]
Nina O. Shenker	1,621	1,926	4,793	436,800[7]
1
A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies (170 J.P. Morgan Funds).
2
Includes $131,040 of Deferred Compensation.
3
Includes $150,540 of Deferred Compensation.
4
Includes $43,680 of Deferred Compensation.
5
Includes $401,440 of Deferred Compensation.
6
Includes $87,360 of Deferred Compensation.
7
Includes $436,800 of Deferred Compensation.
8
Dr. Oden and Ms. Pardo retired as Trustees of the Trusts, effective 12/31/24.
9
Includes $200,720 of Deferred Compensation.
For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
Part I - 13

INVESTMENT ADVISER AND ADMINISTRATOR
Management Fees
The table below sets forth the management fees paid by the Funds to JPMIM as investment adviser and administrator with respect to the fiscal years indicated:
	Fiscal Year Ended
Fund	February 28, 2023	February 29, 2024	February 28, 2025
Active Bond ETF[1]	N/A	$171,056	$1,561,483
Core Plus Bond ETF	$1,678,730	5,949,316	15,128,945
Income ETF	729,986	2,545,434	7,412,441
International Bond Opportunities ETF	1,491,026	1,737,828	2,371,527
Municipal ETF	368,142	1,140,487	2,868,845
Short Duration Core Plus ETF	660,115	855,357	1,596,498
Ultra-Short Income ETF	35,035,467	38,918,174	44,271,211
Ultra-Short Municipal Income ETF	5,010,686	4,324,067	4,801,522
1
The Fund commenced operations on 10/11/2023.
For more information about the Adviser and the Administrator, see the “Investment Adviser” and “Administrator” sections in Part II of this SAI.
PORTFOLIO MANAGERS
Portfolio Managers’ Other Accounts Managed*
The following table shows information regarding all of the other accounts managed for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of February 28, 2025:
	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Active Bond ETF
Richard Figuly	20	$107,101,317	8	$28,389,220	17	$5,731,727
Justin Rucker	10	67,088,314	11	22,950,778	20	17,135,955
Andrew Melchiorre	15	81,432,067	10	26,546,846	12	6,104,184
Edward Fitzpatrick III	9	61,017,743	10	22,180,107	5	4,655,706
Core Plus Bond ETF
Kay Herr	5	30,983,946	2	7,342,520	8	2,309,103
Richard Figuly	20	102,850,309	8	28,389,220	17	5,731,727
J. Andrew Norelli	5	42,402,096	5	19,595,566	8	2,309,103
Lisa Coleman**	8	33,363,333	22	23,524,590	24	16,321,003
Thomas Hauser	22	52,693,107	18	37,521,814	47	19,348,202
Priya Misra	4	26,610,089	2	7,342,520	12	8,122,592
Vikas Pathani	1	1,228,121	0	0	0	0
Income ETF
J. Andrew Norelli	5	45,149,796	5	19,595,566	8	2,309,103
Andrew Headley	10	18,070,508	34	21,533,897	3	826,455
Thomas Hauser	22	55,440,807	18	37,521,814	47	19,348,202
International Bond Opportunities ETF
Bob Michele	2	4,723,256	11	7,591,436	5	2,965,577
Iain Stealey	3	4,895,234	33	25,850,313	13	17,682,021
Lisa Coleman**	8	38,551,499	22	23,524,590	24	16,321,003
Peter Aspbury	2	62,186	11	2,233,796	8	3,503,129
Andreas Michalitsianos	1	1,228,121	23	17,796,101	22	9,103,548
Municipal ETF
Michelle V. Hallam	6	4,514,364	0	0	62	2,210,131
Michael R. Myers	3	3,288,121	0	0	1	159,146
Rachel Betton	7	4,523,877	0	0	0	0
Short Duration Core Plus ETF
Cary Fitzgerald	5	14,193,183	8	8,345,464	91	37,580,388
Part I - 14

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Kay Herr	5	$36,154,945	2	$7,342,520	8	$2,309,103
Ultra-Short Income ETF
James McNerny	2	5,766,889	2	4,100,660	39	14,875,329
David Martucci	4	5,454,520	4	4,105,018	183	52,093,547
Cecilia Junker	1	5,429,264	2	4,100,660	59	24,048,481
Kyongsoo Noh	5	5,456,503	5	20,140,885	41	16,431,870
Ultra-Short Municipal Income ETF
Curtis White	4	3,441,861	0	0	4	784,567
Josh Brunner	4	3,748,472	0	0	9	1,678,141
The following table shows information regarding the other accounts managed by each portfolio manager that has advisory fees wholly or partly based on performance as of February 28, 2025:
	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
Active Bond ETF
Richard Figuly	0	$0	0	$0	1	$2,303,536
Justin Rucker	0	0	0	0	1	2,303,536
Andrew Melchiorre	0	0	0	0	0	0
Edward Fitzpatrick III	0	0	0	0	2	465,597
Core Plus Bond ETF
Kay Herr	0	0	0	0	0	0
Richard Figuly	0	0	0	0	1	2,303,536
J. Andrew Norelli	0	0	0	0	0	0
Lisa Coleman**	0	0	0	0	1	290,542
Thomas Hauser	0	0	2	17,209	0	0
Priya Misra	0	0	0	0	0	0
Vikas Pathani	0	0	0	0	0	0
Income ETF
J. Andrew Norelli	0	0	0	0	0	0
Andrew Headley	0	0	0	0	1	48
Thomas Hauser	0	0	2	17,209	0	0
International Bond Opportunities ETF
Bob Michele	0	0	0	0	0	0
Iain Stealey	0	0	0	0	1	155,466
Lisa Coleman**	0	0	0	0	1	290,542
Peter Aspbury	0	0	0	0	0	0
Andreas Michalitsianos	0	0	0	0	0	0
Municipal ETF
Michelle V. Hallam	0	0	0	0	0	0
Michael R. Myers	0	0	0	0	0	0
Rachel Betton	0	0	0	0	0	0
Short Duration Core Plus ETF
Cary Fitzgerald	0	0	0	0	1	387,474
Kay Herr	0	0	0	0	0	0
Ultra-Short Income ETF
James McNerny	0	0	0	0	0	0
David Martucci	0	0	0	0	0	0
Cecilia Junker	0	0	0	0	0	0
Kyongsoo Noh	0	0	0	0	0	0
Ultra-Short Municipal Income ETF
Curtis White	0	0	0	0	0	0
Josh Brunner	0	0	0	0	0	0
*
The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Part I - 15

**
Ms. Coleman has announced her retirement from JPMIM effective March 2026. Until her retirement, Ms. Coleman will continue to serve on the portfolio management team.
Portfolio Managers’ Ownership of Securities
The following table indicates the dollar range of securities beneficially owned by each portfolio manager, as of February 28, 2025. Aggregate Dollar Range, if applicable, includes each portfolio manager’s deferred compensation balance attributable to each Fund through participation in the Adviser’s deferred compensation plan. If applicable, this reflects an obligation of the Adviser to pay deferred compensation to the portfolio manager at a future date in an amount based on the performance of that Fund and accordingly, is the economic equivalent of an investment in Fund Shares.
Fund	Aggregate Dollar Range of Securities in the Fund
	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Active Bond ETF
Richard Figuly							X
Justin Rucker					X
Andrew Melchiorre				X
Edward Fitzpatrick III					X
Core Plus Bond ETF
Kay Herr							X
Richard Figuly					X
J. Andrew Norelli							X
Lisa Coleman*	X
Thomas Hauser	X
Priya Misra					X
Vikas Pathani	X
Income ETF
J. Andrew Norelli							X
Andrew Headley							X
Thomas Hauser	X
International Bond Opportunities ETF
Bob Michele	X
Iain Stealey	X
Lisa Coleman*	X
Peter Aspbury	X
Andreas Michalitsianos	X
Municipal ETF
Michelle V. Hallam			X
Michael R. Myers					X
Rachel Betton	X
Short Duration Core Plus ETF
Cary Fitzgerald					X
Kay Herr							X
Ultra-Short Income ETF
James McNerny					X
David Martucci						X
Cecilia Junker					X
Kyongsoo Noh					X
Ultra-Short Municipal Income ETF
Curtis White					X
Josh Brunner			X
*
Ms. Coleman has announced her retirement from JPMIM effective March 2026. Until her retirement, Ms. Coleman will continue to serve on the portfolio management team.
Portfolio Managers’ Compensation
In evaluating each portfolio manager’s performance with respect to the funds he or she manages, the Adviser uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to each Fund:
Name of Fund	Benchmark
Active Bond ETF	Bloomberg U.S. Aggregate Index
Part I - 16

Name of Fund	Benchmark
Core Plus Bond ETF	Bloomberg U.S. Aggregate Index
Income ETF	Bloomberg U.S. Aggregate Index
International Bond Opportunities ETF	Bloomberg Multiverse ex-USA (USD Hedged) Index
Municipal ETF	Bloomberg US Municipal Index
Short Duration Core Plus ETF	Bloomberg 1-5 Year Government/Credit Index
Ultra-Short Income ETF	ICE BofA 3-Month US Treasury Bill Index
Ultra-Short Municipal Income ETF	Bloomberg 1-Year Municipal Bond Index
Please see the “Portfolio Manager Compensation” section in Part II of this SAI for a description of the structure and method of determining the compensation of the portfolio managers identified above.
FUND ACCOUNTING AGENT
Fund Accounting Fees
JPMIM is responsible for paying the Funds’ fund accounting fees to JPMorgan Chase Bank under the Management Agreement. The table below sets forth the fund accounting fees paid by JPMIM for the fiscal years indicated:
	Fiscal Year Ended
Fund	February 28, 2023	February 29, 2024	February 28, 2025
Active Bond ETF[1]	N/A	$8,226	$21,922
Core Plus Bond ETF	$21,875	38,775	86,782
Income ETF	21,875	20,723	46,169
International Bond Opportunities ETF	21,875	20,000	20,000
Municipal ETF	21,875	21,392	37,556
Short Duration Core Plus ETF	21,875	20,000	20,000
Ultra-Short Income ETF	589,171	559,328	555,650
Ultra-Short Municipal Income ETF	82,474	61,366	61,300
1
The Fund commenced operations on 10/11/2023.
For more information, see the “Custody and Fund Accounting Fees and Expenses” section in Part II of this SAI.
SECURITIES LENDING ACTIVITIES
To the extent that any Funds engaged in securities lending during the fiscal year ended February 28, 2025, information concerning the amounts of income and fees/compensation related to securities lending activities are described below:
	Short Duration Core Plus ETF	Ultra-Short Income ETF
Gross Income from Securities Lending Activities[1]	$11,726	$1,301,679
Fees and/or Compensation for Securities Lending Activities
Revenue Split[2]	162	8,524
Cash Collateral Management Fees[3]	159	16,725
Administrative Fees	—	—
Indemnification Fees	—	—
Rebates to Borrowers	9,532	1,178,077
Others Fees	—	—
Aggregate Fees/Compensation for Securities Lending Activities	9,853	1,203,325
Net Income from the Securities Lending Activities	1,873	98,354
1
Gross income includes income from the reinvestment of cash collateral, premium income (i.e. rebates paid by borrowers to the Fund), management fees from a pooled cash collateral reinvestment vehicle that are deducted from the vehicle's assets before income is distributed, and any other income.
2
Revenue split represents the share of revenue generated by securities lending program and paid to Citibank, N.A.
3
Cash collateral is reinvested in certain JPMorgan money market funds that are advised by JPMIM (“money market funds”). Cash collateral management fees include the fees and expenses deducted from the money market funds. The contractual management fees are derived using the Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements from the money market funds’ most recently available prospectus. Actual fees incurred by the money market funds may differ due to other expenses, fee waivers and expense reimbursements.
For more information, see the “Securities Lending Agent” section in Part II of this SAI.
Part I - 17

BROKERAGE
Brokerage Commissions
The Funds paid the following brokerage commissions for the indicated fiscal years:
	Fiscal Year Ended
Fund	February 28, 2023	February 29, 2024	February 28, 2025
Active Bond ETF[1]
Total Brokerage Commissions	N/A	$329	$14,627
Brokerage Commissions to Affiliated Broker/ Dealers	N/A	—	—
Core Plus Bond ETF
Total Brokerage Commissions	$18,977	89,774	181,275
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
Income ETF
Total Brokerage Commissions	19,349	79,861	144,806
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
International Bond Opportunities ETF
Total Brokerage Commissions	18,011	43,540	40,418
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
Municipal ETF
Total Brokerage Commissions	132	2,302	65,608
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
Short Duration Core Plus ETF
Total Brokerage Commissions	9,336	13,781	21,322
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
Ultra-Short Income ETF
Total Brokerage Commissions	130,279	134,930	32,220
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
Ultra-Short Municipal Income ETF
Total Brokerage Commissions	3,813	6,312	—
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
1
The Fund commenced operations on 10/11/2023.
Broker Research
For the fiscal year ended February 28, 2025, the Adviser did not allocate brokerage commissions to brokers who provided broker research, including third-party broker research, to the Funds.
Securities of Regular Broker-Dealers
As of February 28, 2025, the following Funds owned securities of their regular broker-dealers (or parents thereof) as shown below:
Fund	Name of Broker-Dealer	Value of Securities Owned[1]
Active Bond ETF	Bank of America Corp.	$9,569,569
	Barclays plc	2,591,477
	BNP Paribas SA	4,238,676
	Citigroup, Inc.	5,485,522
	Deutsche Bank AG	5,654,159
	Goldman Sachs Group, Inc. (The)	6,259,520
	Morgan Stanley	4,360,367
	Wells Fargo & Co.	4,541,127
Part I - 18

Fund	Name of Broker-Dealer	Value of Securities Owned[1]
Core Plus Bond ETF	Bank of America Corp.	$57,644,180
	Barclays plc	8,501,952
	BNP Paribas SA	22,528,450
	Citigroup, Inc.	60,963,036
	Deutsche Bank AG	11,447,754
	Goldman Sachs Group, Inc. (The)	63,168,698
	Morgan Stanley	42,191,491
	Royal Bank of Canada	9,041,186
	Wells Fargo & Co.	47,668,561
Income ETF	Bank of America Corp.	4,134,793
	BNP Paribas SA	1,247,723
	Citigroup, Inc.	5,753,308
	Deutsche Bank AG	4,280,012
	Goldman Sachs Group, Inc. (The)	3,888,519
	Wells Fargo & Co.	5,254,852
International Bond Opportunities ETF	Bank of America Corp.	4,690,592
	Barclays plc	2,911,874
	BNP Paribas SA	3,338,703
	Citigroup, Inc.	5,089,559
	Deutsche Bank AG	1,532,072
	Goldman Sachs Group, Inc. (The)	5,555,062
	HSBC Holdings plc	6,228,569
	Morgan Stanley	6,069,509
	UBS Group AG	5,100,959
Short Duration Core Plus ETF	Bank of America Corp.	5,281,024
	Bank of Montreal	1,725,691
	Barclays plc	1,752,946
	Citigroup, Inc.	8,137,504
	Deutsche Bank AG	2,232,980
	Goldman Sachs Group, Inc. (The)	4,468,174
	Morgan Stanley	6,151,075
	Nomura Holdings, Inc.	197,881
	The Toronto-Dominion Bank	1,422,464
	Wells Fargo & Co.	3,716,479
Ultra-Short Income ETF	Bank of America Corp.	348,421,441
	Bank of Montreal	415,284,902
	Barclays plc	362,803,507
	Citigroup, Inc.	379,746,085
	Goldman Sachs Group, Inc. (The)	294,648,659
	Mizuho Financial Group, Inc.	301,041,727
	Morgan Stanley	257,560,113
	Royal Bank of Canada	305,125,274
	Wells Fargo & Co.	425,701,028
Ultra-Short Municipal Income ETF	Royal Bank of Canada	11,000,000
1
The totals above do not include asset-backed and mortgage-backed securities where a security includes the name of the regular broker-dealer.
For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.
PURCHASE AND REDEMPTION OF CREATION UNITS
The Trust will issue and sell its Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in Appendix A to Part II of this SAI.
CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee may be imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Investors who are authorized to deal in Creation Units (“Authorized Participants”) will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Funds may adjust the transaction fee from time to time, and a Fund may waive all or a portion of its applicable
Part I - 19

transaction fee. An additional charge or a variable charge may be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. Specifically, a Fund may charge an additional variable fee for creations and redemptions in cash of up to 3% of the amount of a creation transaction and of up to 2% of the amount of a redemption transaction to offset brokerage and other impact expenses associated with the cash transaction. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities received on redemption from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.
FINANCIAL INTERMEDIARIES
Compensation Payments
For the fiscal year ended February 28, 2025, JPMIM paid approximately $7,174,974 to financial intermediaries with respect to all series of the Trust pursuant to written agreements with such financial intermediaries.
For a more complete discussion, see the “Compensation to Intermediaries” section in Part II of this SAI.
TAX MATTERS
Capital Loss Carryforwards
As of February 28, 2025, the following Funds had net capital loss carryforwards as follows:
	Capital Loss Carryforward Character
Fund	Short-Term	Long-Term
Active Bond ETF	$—	$67,312
Core Plus Bond ETF	8,617,385	26,455,842
Income ETF	8,929,567	11,462,044
International Bond Opportunities ETF	2,909,681	16,056,838
Municipal ETF	5,745,504	4,434,464
Short Duration Core Plus ETF	3,666,114	6,248,822
Ultra-Short Income ETF	26,627,402	68,689,358
Ultra-Short Municipal Income ETF	10,537,560	11,666,628
For more information on tax matters, see the “Distributions and Tax Matters” section in Part II of this SAI.
SHARE OWNERSHIP
Trustees and Officers
As of December 31, 2024, the officers and Trustees, as a group, owned less than 1% of the Shares of any Fund.
Principal Holders
As of May 31, 2025, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding Shares of the Funds included in this SAI are shown in Attachment I-A, Principal Shareholders.
FINANCIAL STATEMENTS
The financial statements of the Funds are incorporated by reference into this SAI. The financial statements for the fiscal year ended February 28, 2025 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Funds, as indicated in its report with respect thereto, and are incorporated herein by reference in reliance on the report of said firm, given on the authority of said firm as experts in accounting and auditing. These financial statements included in the Financial Statements and Other Information are available online at www.jpmorganfunds.com or without charge upon request by calling 1-844-457-6383 (844-4JPM ETF).
Part I - 20

Attachment I-A
PRINCIPAL SHAREHOLDERS
Persons who beneficially own 25% or more of the outstanding Shares of a Fund are presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of such Funds. The list below includes record owners of over 5% of Shares of the Funds specified below based on the Funds’ books and records. Such shareholders may hold their Shares on behalf of other beneficial owners and may not be beneficial owners of the share classes identified.
Name of Fund	Name and Address of Shareholder	Percentage Held
JPMORGAN ACTIVE BOND ETF
	LPL FINANCIAL LLC 5602 W CLEARWATER AVE KENNEWICK, WA 99336	7.12%
JPMORGAN CORE PLUS BOND ETF
	UNKNOWN DISCOUNT* N/A	7.23%

	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 1100 AMERICAN BLVD PENNINGTON, NJ 08534	6.21%

	UNKNOWN RIA* N/A	5.92%
JPMORGAN INCOME ETF
	UNKNOWN DISCOUNT* N/A	9.22%

	MORGAN STANLEY 200 HUDSON ST JERSEY CITY, NJ 07311	5.46%

	UNKNOWN RIA* N/A	5.19%
JPMORGAN MUNICIPAL ETF
	UNKNOWN DISCOUNT* N/A	8.01%

	UNKNOWN RIA* N/A	7.91%

	LPL FINANCIAL LLC 5602 W CLEARWATER AVE KENNEWICK, WA 99336	5.35%
JPMORGAN SHORT DURATION CORE PLUS ETF
	EP WEALTH ADVISORS 21515 HAWTHORNE BLVD TORRANCE, CA 90503	6.96%
JPMORGAN ULTRA-SHORT INCOME ETF
	UNKNOWN DISCOUNT* N/A	9.22%
Part I - 21

Name of Fund	Name and Address of Shareholder	Percentage Held

	MORGAN STANLEY 200 HUDSON ST JERSEY CITY, NJ 07311	5.46%

	UNKNOWN RIA* N/A	5.19%
JPMORGAN ULTRA-SHORT MUNICIPAL INCOME ETF
	UNKNOWN DISCOUNT* N/A	8.64%

	UNKNOWN RIA* N/A	5.45%

	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 1100 AMERICAN BLVD PENNINGTON, NJ 08534	5.11%
*
Broadridge, the entity providing the shareholder of record information, is not permitted to disclose the identity and address of this shareholder of record.
Part I - 22

STATEMENT OF ADDITIONAL INFORMATION
PART I
July 1, 2025
J.P. MORGAN EXCHANGE-TRADED FUND TRUST (the “Trust”)
Fund Name	Ticker	Listing Exchange
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (the “BetaBuilders U.S. Aggregate Bond ETF”)	BBAG	NYSE Arca, Inc.
JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF (the “BetaBuilders U.S. Treasury Bond 1-3 Year ETF”)	BBSB	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF (the “BetaBuilders U.S. Treasury Bond 3-10 Year ETF”)	BBIB	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF (the “BetaBuilders U.S. Treasury Bond 20+ Year ETF”)	BBLB	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (the “BetaBuilders USD High Yield Corporate Bond ETF”)	BBHY	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF (the “BetaBuilders USD Investment Grade Corporate Bond ETF”)	BBCB	NYSE Arca, Inc.
JPMorgan USD Emerging Markets Sovereign Bond ETF (the “USD Emerging Markets Sovereign Bond ETF”)	JPMB	NYSE Arca, Inc.
(each a “Fund” and collectively, the “Funds”)
This Statement of Additional Information (“SAI”) is not a prospectus, but contains additional information which should be read in conjunction with the prospectus for the Funds, dated July 1, 2025, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the audited financial statements included in the Financial Statements and Other Information, as defined in the Prospectus, relating to the Funds, dated February 28, 2025. The Prospectus and the Financial Statements and Other Information, including the Independent Registered Public Accounting Firm’s Report, are available online at www.jpmorganfunds.com or without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, OH 43240.
This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to the Funds. Part II of this SAI contains additional information that more generally applies to the Trust’s funds.
For more information about the Funds or the Financial Statements and Other Information, simply write or call:
J.P. Morgan Exchange-Traded Funds
277 Park Ave
New York, NY 10172
1-844-457-6383 (844-4JPM ETF)
SAI-FIETF-P-725

Part I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL
The Trust and the Funds
Each Fund is a series of the Trust, an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on February 25, 2010 and governed by a Declaration of Trust as amended and restated on February 19, 2014.
Each Fund will offer and issue shares at net asset value (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”). The shares of each Fund are collectively referred to as the “Shares” in this SAI. Each Fund’s Shares are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”) except the BetaBuilders U.S. Aggregate Bond ETF, BetaBuilders USD Investment Grade Corporate Bond ETF and USD Emerging Markets Sovereign Bond ETF, which are listed and traded on the NYSE Arca, Inc. (“NYSE”, and collectively with Cboe, each an “Exchange”). Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, except for BetaBuilders U.S. Treasury Bond 1-3 Year ETF, BetaBuilders U.S. Treasury Bond 3-10 Year ETF and BetaBuilders U.S. Treasury Bond 20+ Year ETF, generally, each Fund issues and redeems Creation Units in return for a designated portfolio of securities and an amount of cash. Creation Units of the BetaBuilders U.S. Treasury Bond 1-3 Year ETF, BetaBuilders U.S. Treasury Bond 3-10 Year ETF and BetaBuilders U.S. Treasury Bond 20+ Year ETF are generally in exchange for portfolio securities held by a Fund and/or a specified cash payment.
In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit. When a Fund issues and redeems Creation Units in kind, the Trust nonetheless reserves the right to permit or require a full or partial “cash” option for creations and/or redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of a basket of equity securities and other investments (“Deposit Instruments”) subject to various conditions. See the “Creation and Redemption of Creation Units” section in Appendix A. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.
Fund Names. As of September 9, 2019, the JPMorgan Disciplined High Yield ETF changed its name to the JPMorgan High Yield Research Enhanced ETF. As of February 1, 2023, the JPMorgan Corporate Bond Research Enhanced ETF changed its name to the JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF, the JPMorgan High Yield Research Enhanced ETF changed its name to the JPMorgan BetaBuilders USD High Yield Corporate Bond ETF and the JPMorgan U.S. Aggregate Bond ETF changed its name to the JPMorgan BetaBuilders U.S. Aggregate Bond ETF.
Miscellaneous
This SAI describes the financial history, investment strategies and policies, management and operation of each Fund in order to enable investors to determine whether the particular Fund best suits their needs.
This SAI provides additional information with respect to the Funds and should be read in conjunction with each Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds’ executive offices are located at 277 Park Avenue, New York, NY 10172.
The Trust’s Board of Trustees is referred to herein as the “Board of Trustees” or “Board,” and each trustee is referred to as a “Trustee.” J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) is the investment adviser to the Funds. Investments in a Fund are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of a Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risks that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.
The Adviser, with respect to each Fund, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term Commodity Pool Operator (“CPO”) with respect to each Fund’s operations. Therefore, each Fund and the Adviser with respect to the Fund are not subject to registration or regulation as a commodity pool or CPO under the Commodity Exchange Act, as amended. Changes to a Fund’s investment strategies or investments may cause the Fund
Part I - 1

to lose the benefits of this exclusion and may trigger additional Commodity Futures Trading Commission (“CFTC”) requirements. If the Adviser or a Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.
INVESTMENT POLICIES
The following investment policies have been adopted by the Trust with respect to the Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of a Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Trust without shareholder approval.
Except for each of the restrictions on borrowings set forth in the fundamental investment policies below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in the Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause will not be considered a violation and such Fund may continue to hold any securities affecting that percentage or rating policy. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, a Fund’s Adviser, or persons designated by the Board to make such determination, will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to each fundamental investment policy on borrowing, the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays or holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money if such borrowing does not constitute “senior securities” under the 1940 Act or engage in economically similar transactions if those transactions comply with the applicable requirements of the SEC under the 1940 Act.
For purposes of a Fund’s fundamental investment policy regarding industry concentration, “to concentrate” generally means to invest more than 25% of a Fund’s total assets, taken at market value at the time of investment. This fundamental investment policy regarding concentration does not apply to securities issued by other investment companies, securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing. For purposes of the fundamental investment policy involving industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources. For purposes of the fundamental investment policy regarding industry concentration, a Fund currently utilizes any one or more of the industry and/or sub-industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. The Adviser may classify and re-classify companies in a particular industry or sub-industry and define and re-define industries and sub-industries in any reasonable manner, consistent with SEC guidance. Accordingly, the composition of an industry or group of industries may change from time to time. The policy will be interpreted to give broad authority to the Adviser as to how to classify issuers.
In addition, each Fund has an 80% investment policy which is described in the Fund’s Prospectus. In calculating “Assets” for the purposes of each Fund’s 80% investment policy, Assets are net assets plus the amount of any borrowings for investment purposes. This policy may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.
Finally, each Fund is subject to the fundamental and non-fundamental investment policies and investment restrictions applicable to the Fund that are described herein and by any restrictions imposed by applicable law.
Part I - 2

Fundamental Investment Policies
Each Fund:
(1) (a) In the case of the BetaBuilders U.S. Aggregate Bond ETF and BetaBuilders USD Investment Grade Corporate Bond ETF, may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries, except as permitted by the 1940 Act or any applicable law, rule, order or interpretation, except that in the case of BetaBuilders USD Investment Grade Corporate Bond ETF, may invest up to 35% of its total assets in the securities of issuers primarily conducting their principal business activities in the same industry or group of industries if, at the time of investment, such industry or group of industries represents 20% or more of the Fund’s benchmark;
(b) In the case of the BetaBuilders U.S. Treasury Bond 1-3 Year ETF, BetaBuilders U.S. Treasury Bond 3-10 Year ETF and BetaBuilders U.S. Treasury Bond 20+ Year ETF, may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as permitted by the 1940 Act or any applicable law, rule, order or interpretation. For purposes of fundamental investment policies regarding industry concentration, a Fund may not invest more than 25% of its total assets in the securities of issuers primarily engaged in any particular industry;
(c) May not purchase any security which would cause the Fund to concentrate (i) in the case of BetaBuilders USD High Yield Corporate Bond ETF, 25% or more of its investments; and (ii) in the case of the USD Emerging Markets Sovereign Bond ETF, more than 25% of its investments in the securities of issuers primarily engaged in any particular industry or group of industries;
(d) In the case of the USD Emerging Markets Sovereign Bond ETF, to the extent the index which the Fund replicates and which may be changed is concentrated in the securities of issuers primarily engaged in any particular industry or group of industries, but will not concentrate in the securities of issuers primarily engaged in any particular industry or group of industries at any time when the Fund’s index is not concentrated. This policy does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;
(2) (a) In the case of the BetaBuilders U.S. Aggregate Bond ETF, BetaBuilders U.S. Treasury Bond 1-3 Year ETF, BetaBuilders U.S. Treasury Bond 3-10 Year ETF BetaBuilders U.S. Treasury Bond 20+ Year ETF and BetaBuilders USD Investment Grade Corporate Bond ETF, may issue senior securities, to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;
(b) In the case of the BetaBuilders USD High Yield Corporate Bond ETF and USD Emerging Markets Sovereign Bond ETF, may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;
(3) (a) In the case of the BetaBuilders U.S. Aggregate Bond ETF, BetaBuilders U.S. Treasury Bond 1-3 Year ETF, BetaBuilders U.S. Treasury Bond 3-10 Year ETF BetaBuilders U.S. Treasury Bond 20+ Year ETF and BetaBuilders USD Investment Grade Corporate Bond ETF, may borrow money to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;
(b) In the case of the BetaBuilders USD High Yield Corporate Bond ETF and USD Emerging Markets Sovereign Bond ETF, may not borrow money, except to the extent permitted by applicable law;
(4) (a) In the case of the BetaBuilders U.S. Aggregate Bond ETF, BetaBuilders USD High Yield Corporate Bond ETF, BetaBuilders USD Investment Grade Corporate Bond ETF and USD Emerging Markets Sovereign Bond ETF, may not underwrite the securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in disposing of portfolio securities or in connection with investments in other investment companies;
(b) In the case of the BetaBuilders U.S. Treasury Bond 1-3 Year ETF, BetaBuilders U.S. Treasury Bond 3-10 Year ETF and BetaBuilders U.S. Treasury Bond 20+ Year ETF, may not underwrite the securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in disposing of portfolio securities;
Part I - 3

(5) (a) In the case of the BetaBuilders U.S. Aggregate Bond ETF and BetaBuilders USD Investment Grade Corporate Bond ETF, may purchase or sell real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;
(b) In the case of the BetaBuilders U.S. Treasury Bond 1-3 Year ETF, BetaBuilders U.S. Treasury Bond 3-10 Year ETF and BetaBuilders U.S. Treasury Bond 20+ Year ETF, may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;
(c) In the case of the BetaBuilders USD High Yield Corporate Bond ETF and USD Emerging Markets Sovereign Bond ETF, may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (a) issued by companies that invest, deal or otherwise engage in transactions in real estate or (b) backed or secured by real estate or interests in real estate;
(6) (a) In the case of the BetaBuilders U.S. Aggregate Bond ETF and BetaBuilders USD Investment Grade Corporate Bond ETF, may purchase and sell commodities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;
(b) In the case of the BetaBuilders U.S. Treasury Bond 1-3 Year ETF, BetaBuilders U.S. Treasury Bond 3-10 Year ETF and BetaBuilders U.S. Treasury Bond 20+ Year ETF, may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;
(c) In the case of the BetaBuilders USD High Yield Corporate Bond ETF and USD Emerging Markets Sovereign Bond ETF, may not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities;
(7) (a) In the case of the BetaBuilders U.S. Aggregate Bond ETF, BetaBuilders U.S. Treasury Bond 1-3 Year ETF, BetaBuilders U.S. Treasury Bond 3-10 Year ETF, BetaBuilders U.S. Treasury Bond 20+ Year ETF and BetaBuilders USD Investment Grade Corporate Bond ETF, may make loans to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;
(b) In the case of the BetaBuilders USD High Yield Corporate Bond ETF and USD Emerging Markets Sovereign Bond ETF, may make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law; and
(8) In the case of the BetaBuilders U.S. Aggregate Bond ETF, BetaBuilders U.S. Treasury Bond 1-3 Year ETF, BetaBuilders U.S. Treasury Bond 3-10 Year ETF, BetaBuilders U.S. Treasury Bond 20+ Year ETF and BetaBuilders USD Investment Grade Corporate Bond ETF, may not make any investment inconsistent with its classification as a diversified investment company as that term is defined in the 1940 Act or as interpreted, modified or applied by the SEC or its staff.
Each Fund, except BetaBuilders U.S. Aggregate Bond ETF and BetaBuilders USD Investment Grade Corporate Bond ETF, may invest in types of investments and engage in transactions that are considered lending transactions. The types of investments and strategies that a Fund may use are described in further detail in the Prospectus and this SAI.
Part I - 4

Non-Fundamental Investment Policies
Each Fund, except for the BetaBuilders U.S. Aggregate Bond ETF, BetaBuilders U.S. Treasury Bond 1-3 Year ETF, BetaBuilders U.S. Treasury Bond 3-10 Year ETF and BetaBuilders U.S. Treasury Bond 20+ Year ETF:
(1) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Other Policy
Each of the Funds may not acquire any securities of other registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
INVESTMENT PRACTICES
The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.
FUND NAME	FUND CODE
BetaBuilders U.S. Aggregate Bond ETF	1
BetaBuilders U.S. Treasury Bond 1-3 Year ETF	2
BetaBuilders U.S. Treasury Bond 3-10 Year ETF	3
BetaBuilders U.S. Treasury Bond 20+ Year ETF	4
BetaBuilders USD High Yield Corporate Bond ETF	5
BetaBuilders USD Investment Grade Corporate Bond ETF	6
USD Emerging Markets Sovereign Bond ETF	7

Instrument	Fund Code	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a
mortgage pool which provide for a fixed initial mortgage
interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1-4	Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company
receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by
other types of receivables or other assets. and pools of loans, such as collateralized loan obligations.
	1-4	Asset-Backed Securities
Bank Obligations: Bankers’ acceptances, certificates of
deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a
commercial bank. Maturities are generally six months or
less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a
specified return. Time deposits are non-negotiable receipts
issued by a bank in exchange for the deposit of funds.
	1-6	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes
and/or for investment purposes. Such a practice will result
in leveraging of a Fund’s assets and may cause a Fund to
liquidate portfolio positions when it would not be
advantageous to do so. A Fund must maintain continuous
asset coverage of 300% of the amount borrowed, with the
exception for borrowings not in excess of 5% of the Fund’s
total assets made for temporary administrative purposes.
	1-6	Miscellaneous Investment Strategies and Risks
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	1-4, 7	Foreign Investments (including Foreign Currencies)
Part I - 5

Instrument	Fund Code	Part II Section Reference
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months	1-5	Commercial Paper
Common Stock: Shares of ownership of a company.	5	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	5	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred stock that can convert to common stock.	5, 6	Convertible Securities
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-7	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement
between two parties pursuant to which one party pays the
other a fixed periodic coupon for the specified life of the
agreement. The other party makes no payment unless a
credit event, relating to a predetermined reference asset,
occurs. If such an event occurs, the party will then make a
payment to the first party, and the swap will terminate.
	1-7	Swaps and Related Swap Products
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1-4	Foreign Investments (including Foreign Currencies)
Exchange-Traded Funds (“ETFs”): Ownership interest in
unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or
stocks designed to track the price performance and dividend
yield of a particular broad-based, sector or international
index. ETFs include a wide range of investments.
	1-4, 7	Investment Company Securities and Exchange- Traded Funds
Foreign Investments: Equity securities of foreign entities
and obligations of foreign branches of U.S. banks and
foreign banks. Foreign securities may also include American
Depositary Receipts (“ADRs”), Global Depositary Receipts
(“GDRs”), European Depositary Receipts (“EDRs”) and
American Depositary Securities (“ADSs”).
	1-7	Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that
are generally rated below investment grade by the primary
rating agencies or are unrated but are deemed by a Fund’s
adviser to be of comparable quality.
	5-7	Debt Instruments
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1, 5-7	Miscellaneous Investment Strategies and Risks
Investment Company Securities: Shares of other investment
companies, including money market funds for which the
Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when
investing in funds for which it serves as investment adviser, to the extent required by law or by contract.
	1-7	Investment Company Securities and Exchange- Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of lesser developed countries.	7	Loans
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans.	1-4	Mortgage-Related Securities
Part I - 6

Instrument	Fund Code	Part II Section Reference
Municipal Obligations and Securities: Securities issued by a state or political subdivision (including securities issued by a foreign state or subdivision) to obtain funds for various
public purposes. Municipal securities include, among
others, private activity bonds and industrial development
bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes,
other short-term tax-exempt obligations, municipal leases,
obligations of municipal housing authorities and single
family revenue bonds.
	1-4	Municipal Securities
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-4	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: A Fund may purchase
and sell (a) exchange traded and over the counter put and
call options on securities, indexes of securities and futures contracts on securities and indexes of securities,
commodities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities and commodities.
	1-4, 6-7	Options and Futures Transactions
Preferred Securities: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	5	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other
Unregistered Securities: Securities not registered under the
Securities Act of 1933, such as privately placed commercial
paper and Rule 144A securities.
	1-7	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	5	Real Estate Investment Trusts
Securities Issued in Connection with Reorganizations and
Corporate Restructurings: In connection with reorganizing
or restructuring of an issuer, an issuer may issue common
stock or other securities to holders of its debt securities.
	1-5, 7	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1∕3% of a Fund’s total assets. In return, a Fund will receive cash as collateral.	1-6	Securities Lending
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1-4, 7	Foreign Investments (including Foreign Currencies)
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated
agreements and may be traded over-the-counter. Structured
investments are organized and operated to restructure the
investment characteristics of the underlying index, currency, commodity or financial instrument.
	1-4, 7	Structured Investments
Temporary Defensive Positions: To respond to unusual circumstances, a Fund may invest in cash and cash equivalents for temporary defensive purposes.	5	Miscellaneous Investment Strategies and Risks
Part I - 7

Instrument	Fund Code	Part II Section Reference
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	5	Treasury Receipts
Trust Preferred: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	5	Trust Preferred
U.S. Government Agency Securities: Securities issued or
guaranteed by agencies and instrumentalities of the U.S.
government. These include all types of securities issued by
the Government National Mortgage Association (“Ginnie
Mae”), the Federal National Mortgage Association (“Fannie
Mae”) and the Federal Home Loan Mortgage Corporation
(“Freddie Mac”), including funding notes, subordinated
benchmark notes, CMOs and REMICs.
	1-6	Mortgage-Related Securities
U.S. Government Obligations: May include direct
obligations of the U.S. Treasury, including Treasury bills,
notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United
States, and separately traded principal and interest
component parts of such obligations that are transferable
through the Federal book-entry system known as Separate
Trading of Registered Interest and Principal of Securities
(“STRIPS”) and Coupons Under Book Entry Safekeeping
(“CUBES”).
	1-6	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with
interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on
demand or at the expiration of a specified term.
	1, 5	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-5	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment
Securities: Zero-coupon securities are securities that are
sold at a discount to par value and on which interest
payments are not made during the life of the security. Pay-
in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment
securities are zero-coupon debt securities which convert on
a specified date to interest bearing debt securities.
	1-5	Debt Instruments
ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES
Investment Requirements
Because each Fund is passively managed, it must invest at least 80% of its assets, exclusive of collateral held from securities lending (if any) in component securities of the index which each Fund seeks to track (each, an “Underlying Index”) and in depositary receipts representing such component securities (to the extent applicable). Any depositary receipts held by a Fund will be negotiable securities that represent ownership of a non-U.S. company’s publicly traded stock. The Adviser believes that, in certain cases, holding one or more depositary receipts rather than the component securities of the relevant
Part I - 8

Underlying Index, will improve the liquidity, tradability, and settlement of that Fund’s then current portfolio deposit (thereby improving the efficiency of the creation and redemption process and facilitating efficient arbitrage activity), while at the same time permitting a Fund to maintain direct exposure to component securities of its Underlying Index.
DIVERSIFICATION
The Trust is a registered management investment company. Each Fund intends to meet the diversification requirements of the 1940 Act, except for the USD Emerging Markets Sovereign Bond ETF, which is non-diversified. For a more complete discussion, see the “Diversification” section in Part II of this SAI.
PORTFOLIO TURNOVER
A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. Higher portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.
The table below sets forth the Funds' portfolio turnover rate for the two most recently completed fiscal years:
	Fiscal Year Ended
Fund	February 29, 2024	February 28, 2025
BetaBuilders U.S. Aggregate Bond ETF	138%	102%
BetaBuilders U.S. Treasury Bond 1-3 Year ETF[1]	419%	68%
BetaBuilders U.S. Treasury Bond 3-10 Year ETF[1]	31%	43%
BetaBuilders U.S. Treasury Bond 20+ Year ETF[1]	29%	25%
BetaBuilders USD High Yield Corporate Bond ETF	16%	46%
BetaBuilders USD Investment Grade Corporate Bond ETF	13%	15%
USD Emerging Markets Sovereign Bond ETF	26%	22%
1
The Fund commenced operations on 4/19/2023.
TRUSTEES
Standing Committees
As of the fiscal year ended February 28, 2025, there were seven standing committees of the Board of Trustees: (i) the Audit and Valuation Committee, (ii) the Compliance Committee, (iii) the Governance Committee, (iv) the Equity Committee, (v) the ETF Committee, (vi) the Fixed Income Committee, and (vii) the Money Market and Alternative Products Committee. The following table shows how often each Committee met during the fiscal year ended February 28, 2025:
Committee	Fiscal Year Ended February 28, 2025
Audit and Valuation Committee	5
Compliance Committee	4
Governance Committee	5
Equity Committee	5
ETF Committee	4
Fixed Income Committee	5
Money Market and Alternative Products Committee	6
For a more complete discussion, see the “Trustees” section in Part II of this SAI.
Part I - 9

Ownership of Securities
The following table shows the dollar range of each Trustee’s beneficial ownership of equity securities in the Funds and each Trustee’s aggregate dollar range of ownership in the J.P. Morgan Funds as of December 31, 2024:
Name of Trustee	Dollar Range of Equity Securities in BetaBuilders U.S. Aggregate Bond ETF	Dollar Range of Equity Securities in BetaBuilders U.S. Treasury Bond 1-3 Year ETF	Dollar Range of Equity Securities in BetaBuilders U.S. Treasury Bond 3-10 Year ETF	Dollar Range of Equity Securities in BetaBuilders U.S. Treasury Bond 20+ Year ETF	Dollar Range of Equity Securities in BetaBuilders USD High Yield Corporate Bond ETF
Independent Trustees
John F. Finn	None	None	None	None	None
Stephen P. Fisher	None	None	None	None	None
Gary L. French	None	None	None	None	None
Kathleen M. Gallagher	None	None	None	None	None
Robert J. Grassi	None	None	None	None	None
Frankie D. Hughes	None	None	None	None	None
Raymond Kanner	None	None	None	None	None
Thomas P. Lemke	None	None	None	None	None
Lawrence R. Maffia	None	None	None	None	None
Mary E. Martinez	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None
Emily A. Youssouf	None	None	None	None	None
Interested Trustees
Robert Deutsch	None	None	None	None	None
Nina O. Shenker	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in BetaBuilders USD Investment Grade Corporate Bond ETF	Dollar Range of Equity Securities in USD Emerging Markets Sovereign Bond ETF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies[1,2]
Independent Trustees
John F. Finn	None	None	Over $100,000
Stephen P. Fisher	None	None	Over $100,000
Gary L. French	None	None	Over $100,000
Kathleen M. Gallagher	None	None	Over $100,000
Robert J. Grassi	None	$10,001– $50,000	Over $100,000
Frankie D. Hughes	None	None	Over $100,000
Raymond Kanner	None	None	Over $100,000
Thomas P. Lemke	None	None	Over $100,000
Lawrence R. Maffia	None	None	Over $100,000
Mary E. Martinez	None	None	Over $100,000
Marilyn McCoy	None	None	Over $100,000
Emily A. Youssouf	None	None	Over $100,000
Interested Trustees
Robert Deutsch	None	None	Over $100,000
Nina O. Shenker	None	None	Over $100,000
1
A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies (170 J.P. Morgan Funds).
2
For Mses. Gallagher, McCoy, Youssouf and Shenker and Messrs. French, Grassi, Kanner, Lemke and Deutsch, these amounts include deferred compensation balances, as of 12/31/24, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
Part I - 10

As of December 31, 2024, none of the Independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.
Trustee Compensation
For the year ended December 31, 2024, the Trustees were paid an annual fee of $436,800 (with any new trustees receiving a pro rata portion of the base fee depending on when each became a trustee) and reimbursed for expenses incurred in connection with service as a Trustee. Effective January 1, 2025, the Trustees are paid an annual fee of $460,000 (with any new trustees receiving a pro rata portion of the base fee depending on when each became a trustee) and are reimbursed for expenses incurred in connection with service as a Trustee. Committee chairs who are not already receiving an additional fee are each paid $65,000 annually in addition to their base fee. In addition to the base fee, the Chair of the Board of Trustees receives $240,000 annually and is reimbursed expenses in the amount of $4,000 per month. In addition to the base fee, the Vice Chair of the Board of Trustees receives $140,000 annually.
For funds that are series of the J.P. Morgan Exchange-Traded Fund Trust and which have a unitary management fee, Trustee compensation for the fund is paid from the management fee by JPMIM. For all other funds, Trustee compensation is paid by the fund. Aggregate Trustee compensation for each Trustee paid by a Fund and all funds in the Fund Complex for the calendar year ended December 31, 2024, is set forth below:
Name of Trustee	BetaBuilders U.S. Aggregate Bond ETF	BetaBuilders U.S. Treasury Bond 1-3 Year ETF	BetaBuilders U.S. Treasury Bond 3-10 Year ETF	BetaBuilders U.S. Treasury Bond 20+ Year ETF	BetaBuilders USD High Yield Corporate Bond ETF
Independent Trustees
John F. Finn	$2,064	$1,564	$1,564	$1,571	$1,863
Stephen P. Fisher	1,856	1,563	1,564	1,568	1,738
Gary L. French	1,779	1,563	1,563	1,566	1,692
Kathleen M. Gallagher	1,856	1,563	1,564	1,568	1,738
Robert J. Grassi	1,779	1,563	1,563	1,566	1,692
Frankie D. Hughes	1,779	1,563	1,563	1,566	1,692
Raymond Kanner	1,856	1,563	1,564	1,568	1,738
Thomas P. Lemke	1,779	1,563	1,563	1,566	1,692
Lawrence R. Maffia	1,779	1,563	1,563	1,566	1,692
Mary E. Martinez	1,945	1,563	1,564	1,569	1,792
Marilyn McCoy	1,779	1,563	1,563	1,566	1,692
Dr. Robert A. Oden, Jr.[8]	1,856	1,563	1,564	1,568	1,738
Marian U. Pardo[8]	1,856	1,563	1,564	1,568	1,738
Emily A. Youssouf	1,779	1,563	1,563	1,566	1,692
Interested Trustees
Robert Deutsch	1,856	1,563	1,564	1,568	1,738
Nina O. Shenker	1,779	1,563	1,563	1,566	1,692

Name of Trustee	BetaBuilders USD Investment Grade Corporate Bond ETF	USD Emerging Markets Sovereign Bond ETF	Total Compensation Paid From Fund Complex[1]
Independent Trustees
John F. Finn	$1,580	$1,757	$676,800
Stephen P. Fisher	1,572	1,676	501,800
Gary L. French	1,570	1,646	436,800[2]
Kathleen M. Gallagher	1,572	1,676	501,800[3]
Robert J. Grassi	1,570	1,646	436,800[4]
Frankie D. Hughes	1,570	1,646	436,800
Raymond Kanner	1,572	1,676	501,800[5]
Thomas P. Lemke	1,570	1,646	436,800[6]
Lawrence R. Maffia	1,570	1,646	436,800
Mary E. Martinez	1,575	1,711	576,800
Marilyn McCoy	1,570	1,646	436,800[7]
Dr. Robert A. Oden, Jr.[8]	1,572	1,676	501,800
Marian U. Pardo[8]	1,572	1,676	501,800
Part I - 11

Name of Trustee	BetaBuilders USD Investment Grade Corporate Bond ETF	USD Emerging Markets Sovereign Bond ETF	Total Compensation Paid From Fund Complex[1]
Emily A. Youssouf	$1,570	$1,646	$436,800[2]
Interested Trustees
Robert Deutsch	1,572	1,676	501,800[9]
Nina O. Shenker	1,570	1,646	436,800[7]
1
A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies (170 J.P. Morgan Funds).
2
Includes $131,040 of Deferred Compensation.
3
Includes $150,540 of Deferred Compensation.
4
Includes $43,680 of Deferred Compensation.
5
Includes $401,440 of Deferred Compensation.
6
Includes $87,360 of Deferred Compensation.
7
Includes $436,800 of Deferred Compensation.
8
Dr. Oden and Ms. Pardo retired as Trustees of the Trusts, effective 12/31/24.
9
Includes $200,720 of Deferred Compensation.
For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
INVESTMENT ADVISER AND ADMINISTRATOR
Management Fees
The table below sets forth the management fees paid by the Funds to JPMIM as investment adviser and administrator with respect to the fiscal years indicated:
	Fiscal Year Ended
Fund	February 28, 2023	February 29, 2024	February 28, 2025
BetaBuilders U.S. Aggregate Bond ETF	$691,855	$393,720	$375,251
BetaBuilders U.S. Treasury Bond 1-3 Year ETF[1]	N/A	3,041	2,496
BetaBuilders U.S. Treasury Bond 3-10 Year ETF[1]	N/A	3,483	5,296
BetaBuilders U.S. Treasury Bond 20+ Year ETF[1]	N/A	27,012	11,270
BetaBuilders USD High Yield Corporate Bond ETF	1,286,130	618,253	1,420,324
BetaBuilders USD Investment Grade Corporate Bond ETF	57,997	47,695	35,847
USD Emerging Markets Sovereign Bond ETF	382,429	1,804,823	2,187,832
1
The Fund commenced operations on 04/19/2023.
For more information about the Adviser and the Administrator, see the “Investment Adviser” and “Administrator” sections in Part II of this SAI.
PORTFOLIO MANAGERS
Portfolio Managers’ Other Accounts Managed*
The following table shows information regarding all of the other accounts managed for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of February 28, 2025:
	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
BetaBuilders U.S. Aggregate Bond ETF
Mark Willauer	8	$13,351,735	24	$14,795,061	4	$1,277,808
Evan Olonoff	5	392,459	9	6,036,750	12	6,686,730
Jan Ho	8	4,336,658	5	2,790,035	24	8,467,635
BetaBuilders U.S. Treasury Bond 1-3 Year ETF
Mark Willauer	8	14,873,218	24	14,795,061	4	1,277,808
Part I - 12

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Evan Olonoff	5	$1,913,942	9	$6,036,750	12	$6,686,730
Jan Ho	8	5,858,141	5	2,790,035	24	8,467,635
BetaBuilders U.S. Treasury Bond 3-10 Year ETF
Mark Willauer	8	14,872,338	24	14,795,061	4	1,277,808
Evan Olonoff	5	1,913,062	9	6,036,750	12	6,686,730
Jan Ho	8	5,857,261	5	2,790,035	24	8,467,635
BetaBuilders U.S. Treasury Bond 20+ Year ETF
Mark Willauer	8	14,885,373	24	14,795,061	4	1,277,808
Evan Olonoff	5	1,926,097	9	6,036,750	12	6,686,730
Jan Ho	8	5,870,296	5	2,790,035	24	8,467,635
BetaBuilders USD High Yield Corporate Bond ETF
Edward Gibbons	3	1,284,242	5	1,000,729	2	449,515
John Lux	3	1,284,242	5	1,000,729	1	33,676
Mark Willauer	8	13,957,855	24	14,795,061	4	1,277,808
BetaBuilders USD Investment Grade Corporate Bond ETF
Qiwei Zhu	2	782,514	8	920,773	3	217,144
Sameer Iqbal	0	0	3	83,872	31	25,740,171
Mark Willauer	8	14,850,055	24	14,795,061	4	1,277,808
USD Emerging Markets Sovereign Bond ETF
Andrew Bartlett	3	1,332,748	12	3,975,268	37	13,641,166
Supreet Khandate	0	0	2	601,323	3	967,246
Kush Purohit	0	0	2	601,323	6	1,014,323
The following table shows information regarding the other accounts managed by each portfolio manager that has advisory fees wholly or partly based on performance as of February 28, 2025:
	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
BetaBuilders U.S. Aggregate Bond ETF
Mark Willauer	0	$0	0	$0	0	$0
Evan Olonoff	0	0	0	0	2	455,750
Jan Ho	0	0	0	0	0	0
BetaBuilders U.S. Treasury Bond 1-3 Year ETF
Mark Willauer	0	0	0	0	0	0
Evan Olonoff	0	0	0	0	2	455,750
Jan Ho	0	0	0	0	0	0
BetaBuilders U.S. Treasury Bond 3-10 Year ETF
Mark Willauer	0	0	0	0	0	0
Evan Olonoff	0	0	0	0	2	455,750
Jan Ho	0	0	0	0	0	0
BetaBuilders U.S. Treasury Bond 20+ Year ETF
Mark Willauer	0	0	0	0	0	0
Evan Olonoff	0	0	0	0	2	455,750
Jan Ho	0	0	0	0	0	0
BetaBuilders USD High Yield Corporate Bond ETF
Edward Gibbons	0	0	0	0	0	0
John Lux	0	0	0	0	0	0
Mark Willauer	0	0	0	0	0	0
BetaBuilders USD Investment Grade Corporate Bond ETF
Qiwei Zhu	0	0	0	0	0	0
Sameer Iqbal	0	0	0	0	0	0
Mark Willauer	0	0	0	0	0	0
USD Emerging Markets Sovereign Bond ETF
Andrew Bartlett	0	0	0	0	5	1,697,135
Part I - 13

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Supreet Khandate	0	$0	0	$0	0	$0
Kush Purohit	0	0	0	0	0	0
*
The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Portfolio Managers’ Ownership of Securities
The following table indicates the dollar range of securities beneficially owned by each portfolio manager, as of February 28, 2025. Aggregate Dollar Range, if applicable, includes each portfolio manager’s deferred compensation balance attributable to each Fund through participation in the Adviser’s deferred compensation plan. If applicable, this reflects an obligation of the Adviser to pay deferred compensation to the portfolio manager at a future date in an amount based on the performance of that Fund and accordingly, is the economic equivalent of an investment in Fund Shares.
Fund	Aggregate Dollar Range of Securities in the Fund
	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
BetaBuilders U.S. Aggregate Bond ETF
Mark Willauer	X
Evan Olonoff	X
Jan Ho	X
BetaBuilders U.S. Treasury Bond 1-3 Year ETF
Mark Willauer	X
Evan Olonoff	X
Jan Ho	X
BetaBuilders U.S. Treasury Bond 3-10 Year ETF
Mark Willauer	X
Evan Olonoff	X
Jan Ho	X
BetaBuilders U.S. Treasury Bond 20+ Year ETF
Mark Willauer	X
Evan Olonoff	X
Jan Ho	X
BetaBuilders USD High Yield Corporate Bond ETF
Edward Gibbons			X
John Lux			X
Mark Willauer	X
BetaBuilders USD Investment Grade Corporate Bond ETF
Qiwei Zhu	X
Sameer Iqbal		X
Mark Willauer	X
USD Emerging Markets Sovereign Bond ETF
Andrew Bartlett	X
Supreet Khandate			X
Kush Purohit	X
Portfolio Managers’ Compensation
In evaluating each portfolio manager’s performance with respect to the funds he or she manages, the Adviser uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to each Fund:
Name of Fund	Benchmark
BetaBuilders U.S. Aggregate Bond ETF	Bloomberg U.S. Aggregate Index
BetaBuilders U.S. Treasury Bond 1-3 Year ETF	ICE U.S. Treasury 1-3 Year Bond Index
Part I - 14

Name of Fund	Benchmark
BetaBuilders U.S. Treasury Bond 3-10 Year ETF	ICE U.S. Treasury 3-10 Year Bond Index Total Return in USD
BetaBuilders U.S. Treasury Bond 20+ Year ETF	ICE US Treasury 20+ Year Bond Index
BetaBuilders USD High Yield Corporate Bond ETF	ICE BofA US High Yield Index
BetaBuilders USD Investment Grade Corporate Bond ETF	Bloomberg U.S. Corporate Index
USD Emerging Markets Sovereign Bond ETF	JPMorgan Emerging Markets Risk-Aware Bond Index
Please see the “Portfolio Manager Compensation” section in Part II of this SAI for a description of the structure and method of determining the compensation of the portfolio managers identified above.
FUND ACCOUNTING AGENT
Fund Accounting Fees
JPMIM is responsible for paying the Funds’ fund accounting fees to JPMorgan Chase Bank under the Management Agreement. The table below sets forth the fund accounting fees paid by JPMIM for the fiscal years indicated:
	Fiscal Year Ended
Fund	February 28, 2023	February 29, 2024	February 28, 2025
BetaBuilders U.S. Aggregate Bond ETF	$31,539	$45,031	$32,675
BetaBuilders U.S. Treasury Bond 1-3 Year ETF[1]	N/A	17,333	20,000
BetaBuilders U.S. Treasury Bond 3-10 Year ETF[1]	N/A	17,333	20,000
BetaBuilders U.S. Treasury Bond 20+ Year ETF[1]	N/A	17,333	20,000
BetaBuilders USD High Yield Corporate Bond ETF	23,253	20,000	23,572
BetaBuilders USD Investment Grade Corporate Bond ETF	21,875	20,000	20,000
USD Emerging Markets Sovereign Bond ETF	21,875	20,000	20,000
1
The Fund commenced operations on 04/19/2023.
For more information, see the “Custody and Fund Accounting Fees and Expenses” section in Part II of this SAI.
SECURITIES LENDING ACTIVITIES
To the extent that the Funds engaged in securities lending during the fiscal year ended February 28, 2025, information concerning the amounts of income and fees/compensation related to securities lending activities are described below:
	BetaBuilder U.S. Aggregate Bond ETF	USD Emerging Markets Sovereign Bond ETF
Gross Income from Securities Lending Activities[1]	$211,657	$203,697
Fees and/or Compensation for Securities Lending Activities
Revenue Split[2]	1,430	1,041
Cash Collateral Management Fees[3]	2,926	2,850
Administrative Fees	—	—
Indemnification Fees	—	—
Rebates to Borrowers	190,887	187,958
Others Fees	—	—
Aggregate Fees/Compensation for Securities Lending Activities	195,242	191,850
Net Income from the Securities Lending Activities	16,415	11,847
1
Gross income includes income from the reinvestment of cash collateral, premium income (i.e. rebates paid by borrowers to the Fund), management fees from a pooled cash collateral reinvestment vehicle that are deducted from the vehicle's assets before income is distributed, and any other income.
2
Revenue split represents the share of revenue generated by securities lending program and paid to Citibank, N.A.
3
Cash collateral is reinvested in certain JPMorgan money market funds that are advised by JPMIM (“money market funds”). Cash collateral management fees include the fees and expenses deducted from the money market funds. The contractual
Part I - 15

management fees are derived using the Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements from the money market funds’ most recently available prospectus. Actual fees incurred by the money market funds may differ due to other expenses, fee waivers and expense reimbursements.
For more information, see the “Securities Lending Agent” section in Part II of this SAI.
BROKERAGE
Brokerage Commissions
The Funds paid the following brokerage commissions for the indicated fiscal years:
Fiscal Year Ended
Fund	February 28, 2023	February 29, 2024	February 28, 2025
BetaBuilders U.S. Aggregate Bond ETF
Total Brokerage Commissions	$—	$—	$—
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
BetaBuilders U.S. Treasury Bond 1-3 Year ETF[1]
Total Brokerage Commissions	N/A	—	—
Brokerage Commissions to Affiliated Broker/ Dealers	N/A	—	—
BetaBuilders U.S. Treasury Bond 3-10 Year ETF[1]
Total Brokerage Commissions	N/A	—	—
Brokerage Commissions to Affiliated Broker/ Dealers	N/A	—	—
BetaBuilders U.S. Treasury Bond 20+ Year ETF[1]
Total Brokerage Commissions	N/A	—	—
Brokerage Commissions to Affiliated Broker/ Dealers	N/A	—	—
BetaBuilders USD High Yield Corporate Bond ETF
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
BetaBuilders USD Investment Grade Corporate Bond ETF
Total Brokerage Commissions	551	—	—
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
USD Emerging Markets Sovereign Bond ETF
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
1
The Fund commenced operations on 04/19/2023.
Broker Research
For the fiscal year ended February 28, 2025, the Adviser did not allocate brokerage commissions to brokers who provided broker research, including third-party broker research, to the Funds.
Part I - 16

Securities of Regular Broker-Dealers
As of February 28, 2025, the following Funds owned securities of their regular broker-dealers (or parents thereof) as shown below:
Fund	Name of Broker- Dealer	Value of Securities Owned[1]
BetaBuilders U.S. Aggregate Bond ETF	Bank of America Corp.	$9,767,797
	Bank of Montreal	657,016
	Barclays plc	2,810,730
	Citigroup, Inc.	8,775,503
	Goldman Sachs Group, Inc. (The)	7,004,375
	Morgan Stanley	9,849,158
	The Toronto- Dominion Bank	1,222,358
	Wells Fargo & Co.	7,314,870
BetaBuilders USD High Yield Corporate Bond ETF	Jane Street Group	2,286,933
	Jefferies Financial Group, Inc.	1,131,992
BetaBuilders USD Investment Grade Corporate Bond ETF	Bank of America Corp.	1,142,689
	Barclays plc	199,506
	Citigroup, Inc.	882,569
	Goldman Sachs Group, Inc. (The)	903,773
	Morgan Stanley	1,039,919
	Wells Fargo & Co.	916,987
1
The totals above do not include asset-backed and mortgage-backed securities where a security includes the name of the regular broker-dealer.
For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.
PURCHASE AND REDEMPTION OF CREATION UNITS
The Trust will issue and sell its Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in Appendix A to Part II of this SAI.
CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee may be imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Investors who are authorized to deal in Creation Units (“Authorized Participants”) will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Funds may adjust the transaction fee from time to time, and a Fund may waive all or a portion of its applicable transaction fee. An additional charge or a variable charge may be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. Specifically, a Fund may charge an additional variable fee for creations and redemptions in cash of up to 3% of the amount of a creation transaction and of up to 2% of the amount of a redemption transaction to offset brokerage and other impact expenses associated with the cash transaction. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities received on redemption from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.
FINANCIAL INTERMEDIARIES
Compensation Payments
For the fiscal year ended February 28, 2025, JPMIM paid approximately $7,174,974 to financial intermediaries with respect to all series of the Trust pursuant to written agreements with such financial intermediaries.
Part I - 17

For a more complete discussion, see the “Compensation to Intermediaries” section in Part II of this SAI.
TAX MATTERS
Capital Loss Carryforwards
As of February 28, 2025, the following Funds had net capital loss carryforwards as follows:
	Capital Loss Carryforward Character
Fund	Short-Term	Long-Term
BetaBuilders U.S. Aggregate Bond ETF	$41,084,775	$46,951,134
BetaBuilders U.S. Treasury Bond 1-3 Year ETF	63,169	1,896
BetaBuilders U.S. Treasury Bond 3-10 Year ETF	27,955	5,539
BetaBuilders U.S. Treasury Bond 20+ Year ETF	639,479	84,823
BetaBuilders USD High Yield Corporate Bond ETF	16,101,285	45,441,849
BetaBuilders USD Investment Grade Corporate Bond ETF	643,171	2,747,615
USD Emerging Markets Sovereign Bond ETF	8,303,126	9,066,057
For more information on tax matters, see the “Distributions and Tax Matters” section in Part II of this SAI.
SHARE OWNERSHIP
Trustees and Officers
As of December 31, 2024, the officers and Trustees, as a group, owned less than 1% of the Shares of any Fund.
Principal Holders
As of May 31, 2025, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding Shares of the Funds included in this SAI are shown in Attachment I-A, Principal Shareholders.
FINANCIAL STATEMENTS
The financial statements of the Funds are incorporated by reference into this SAI. The financial statements for the fiscal year ended February 28, 2025 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Funds, as indicated in its report with respect thereto, and are incorporated herein by reference in reliance on the report of said firm, given on the authority of said firm as experts in accounting and auditing. These financial statements included in the Financial Statements and Other Information are available online at www.jpmorganfunds.com or without charge upon request by calling 1-844-457-6383 (844-4JPM ETF).
Part I - 18

Attachment I-A
PRINCIPAL SHAREHOLDERS
Persons who beneficially own 25% or more of the outstanding Shares of a Fund are presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of such Funds. The list below includes record owners of over 5% of Shares of the Funds specified below based on the Funds’ books and records. Such shareholders may hold their Shares on behalf of other beneficial owners and may not be beneficial owners of the share classes identified.
Name of Fund	Name and Address of Shareholder	Percentage Held
JPMORGAN BETABUILDERS U.S. AGGREGATE BOND ETF
	UNKNOWN BANK* N/A	13.00%

	LPL FINANCIAL LLC 5602 W CLEARWATER AVE KENNEWICK, WA 99336	5.92%
JPMORGAN BETABUILDERS U.S. TREASURY BOND 1-3 YEAR ETF
	HALLIDAY FINANCIAL, LLC 725 GLEN COVE AVE GLEN HEAD, NY 11545	35.87%
JPMORGAN BETABUILDERS U.S. TREASURY BOND 3-10 YEAR ETF
	HAMMOND ILES WEALTH ADVISORS 100 GREAT MEADOW RD WETHERSFIELD, CT 06109	30.40%
JPMORGAN BETABUILDERS U.S. TREASURY BOND 20+ YEAR ETF
	BOFA SECURITIES, INC. 401 E CITY AVE BALA CYNWYD, PA 19004	24.78%

	TARGET ROCK WEALTH MANAGEMENT, LLC 445 PARKE AVE NEW YORK, NY 10022	5.60%
JPMORGAN BETABUILDERS USD HIGH YIELD CORPORATE BOND ETF
	THE BANK OF NEW YORK MELLON 500 GRANT ST PITTSBURGH, PA 15219	6.67%
JPMORGAN BETABUILDERS USD INVESTMENT GRADE CORPORATE BOND ETF
	UNKNOWN BANK* N/A	5.21%
JPMORGAN USD EMERGING MARKETS SOVEREIGN BOND ETF
	UNKNOWN BANK* N/A	11.65%

	U.S. BANK NATIONAL ASSOCIATION 1910 TOWNE CENTRE BLVD BETHESDA, MD 20800	5.41%
*
Broadridge, the entity providing the shareholder of record information, is not permitted to disclose the identity and address of this shareholder of record.
Part I - 19

STATEMENT OF ADDITIONAL INFORMATION
PART I
July 1, 2025
J.P. MORGAN EXCHANGE-TRADED FUND TRUST (the “Trust”)
Fund Name	Ticker	Listing Exchange
JPMorgan BetaBuilders MSCI US REIT ETF (the “BetaBuilders MSCI US REIT ETF” or the “Fund”)	BBRE	Cboe BZX Exchange, Inc.
This Statement of Additional Information (“SAI”) is not a prospectus, but contains additional information which should be read in conjunction with the prospectus for the Fund, dated July 1, 2025, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the financial statements included in the Financial Statements and Other Information, as defined in the Prospectus, relating to the Fund, dated February 28, 2025. The Prospectus and the Financial Statements and Other Information, including the Independent Registered Public Accounting Firm’s Report, are available online at www.jpmorganfunds.com or without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Fund’s distributor, at 1111 Polaris Parkway, Columbus, OH 43240.
This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains additional information that more generally applies to the Trust’s funds.
For more information about the Fund or the Financial Statements and Other Information simply write or call:
J.P. Morgan Exchange-Traded Funds
277 Park Ave
New York, NY 10172
1-844-457-6383 (844-4JPM ETF)
SAI-USREITETF-725

Part I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL
The Trust and the Fund
The Fund is a series of the Trust, an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on February 25, 2010 and governed by a Declaration of Trust as amended and restated on February 19, 2014.
The Fund will offer and issue shares at net asset value (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”). The shares of the Fund are collectively referred to as the “Shares” in this SAI. The Fund’s Shares are listed and traded on the Cboe BZX Exchange, Inc. (the “Exchange”). Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and generally in exchange for portfolio securities held by the Fund and/or a specified cash payment.
In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit. The Trust reserves the right to permit or require a full or partial “cash” option for creations and/or redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of a basket of securities and other investments (“Deposit Instruments”) included in the Fund’s index subject to various conditions. See the “Creation and Redemption of Creation Units” section in Appendix A. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.
Miscellaneous
This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to determine whether the Fund best suits their needs.
This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund’s executive offices are located at 277 Park Avenue, New York, NY 10172.
The Trust’s Board of Trustees is referred to herein as the “Board of Trustees” or “Board,” and each trustee is referred to as a “Trustee.” J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) is the investment adviser to the Fund. Investments in the Fund are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risks that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.
The Adviser, with respect to the Fund, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term Commodity Pool Operator (“CPO”) with respect to the Fund’s operations. Therefore, the Fund and the Adviser with respect to the Fund are not subject to registration or regulation as a commodity pool or CPO under the Commodity Exchange Act, as amended. Changes to the Fund’s investment strategies or investments may cause the Fund to lose the benefits of this exclusion and may trigger additional Commodity Futures Trading Commission (“CFTC”) requirements. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.
INVESTMENT POLICIES
The following investment policies have been adopted by the Trust with respect to the Fund. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of the Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.
Part I - 1

Except for each of the restrictions on borrowings set forth in the fundamental investment policies below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in the Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause will not be considered a violation and such Fund may continue to hold any securities affecting that percentage or rating policy. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Fund’s Adviser, or persons designated by the Board to make such determination, will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to the fundamental investment policy on borrowing, the 1940 Act generally limits the Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in SAI Part II, in addition to temporary borrowing, the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays or holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. The Fund may also borrow money if such borrowing does not constitute “senior securities” under the 1940 Act or engage in economically similar transactions if those transactions comply with the applicable requirements of the SEC under the 1940 Act.
For purposes of the Fund’s fundamental investment policy regarding industry concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, taken at market value at the time of investment.
In addition, the Fund has an 80% investment policy which is described in the Fund’s Prospectus. In calculating “Assets” for the purposes of the Fund’s 80% investment policy, Assets are net assets plus the amount of any borrowings for investment purposes. This policy may be changed by the Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.
Finally, the Fund is subject to the fundamental and non-fundamental investment policies and investment restrictions applicable to the Fund that are described herein and by any restrictions imposed by applicable law.
Fundamental Investment Policies
The Fund:
(1) May purchase any security which would cause the Fund to concentrate more than 25% of its investments in the securities of issuers primarily engaged in any particular industry or group of industries to the extent the index which the Fund replicates and which may be changed is concentrated in the securities of issuers primarily engaged in any particular industry or group of industries, but will not concentrate in the securities of issuers primarily engaged in any particular industry or group of industries at any time when the Fund’s index is not concentrated. This policy does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;
(2)
May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;
(3) May not borrow money, except to the extent permitted by applicable law;
(4) May not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in disposing of portfolio securities or in connection with investments in other investment companies;
(5) May not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (a) issued by companies that invest, deal or otherwise engage in transactions in real estate, or (b) backed or secured by real estate or interests in real estate;
Part I - 2

(6)
May not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities;
(7)
May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law;
(8) May not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.
The Fund may invest in types of investments and engage in transactions that are considered lending transactions. The types of investments and strategies that the Fund may use are described in further detail in the Prospectus and this SAI.
Non-Fundamental Investment Policies
The Fund:
(1) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
INVESTMENT PRACTICES
The Fund invests in a variety of securities and employs a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Fund. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.
Instrument	Part II Section Reference
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
Miscellaneous Investment Strategies and Risks
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Commercial Paper
Common Stock: Shares of ownership of a company.	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds that give the holder the right to buy a proportionate amount of common stock at a specified price.	Equity Securities, Warrants and Rights
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Miscellaneous Investment Strategies and Risks
Investment Company Securities: Shares of other investment companies, including funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.
Investment Company Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Miscellaneous Investment Strategies and Risks
Part I - 3

Instrument	Part II Section Reference
Options and Futures Transactions: A Fund may purchase and sell (a)
exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.
Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Equity Securities, Warrants and Rights
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Real Estate Investment Trusts
Securities Issued in Connection with Reorganizations and Corporate
Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
Miscellaneous Investment Strategies and Risks
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association
(“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”)
and the Federal Home Loan Mortgage Corporation (“Freddie Mac”),
including funding notes, subordinated benchmark notes, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).
U.S. Government Obligations
U.S. Government Obligations: May include direct obligations of the U.S.
Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United
States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities
(“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).
U.S. Government Obligations
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
DIVERSIFICATION
The Trust is a registered management investment company. The Fund intends to meet the diversification requirements of the 1940 Act. For a more complete discussion, see the “Diversification” section in Part II of this SAI.
PORTFOLIO TURNOVER
A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage the Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. Higher portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.
The table below sets forth the Fund’s portfolio turnover rate for the two most recently completed fiscal years:
	Fiscal Year Ended
Fund	February 29, 2024	February 28, 2025
BetaBuilders MSCI US REIT ETF	4%	8%
Part I - 4

TRUSTEES
Standing Committees
As of the fiscal year ended February 28, 2025, there were seven standing committees of the Board of Trustees: (i) the Audit and Valuation Committee, (ii) the Compliance Committee, (iii) the Governance Committee, (iv) the Equity Committee, (v) the ETF Committee, (vi) the Fixed Income Committee, and (vii) the Money Market and Alternative Products Committee. The following table shows how often each Committee met during the fiscal year ended February 28, 2025:
Committee	Fiscal Year Ended February 28, 2025
Audit and Valuation Committee	5
Compliance Committee	4
Governance Committee	5
Equity Committee	5
ETF Committee	4
Fixed Income Committee	5
Money Market and Alternative Products Committee	6
For a more complete discussion, see the “Trustees” section in Part II of this SAI.
Ownership of Securities
The following table shows the dollar range of each Trustee’s beneficial ownership of equity securities in the Fund and each Trustee’s aggregate dollar range of ownership in the J.P. Morgan Funds as of December 31, 2024:
Name of Trustee	Dollar Range of Equity Securities in BetaBuilders MSCI US REIT ETF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies[1,2]
Independent Trustees
John F. Finn	None	Over $100,000
Stephen P. Fisher	None	Over $100,000
Gary L. French	None	Over $100,000
Kathleen M. Gallagher	None	Over $100,000
Robert J. Grassi	None	Over $100,000
Frankie D. Hughes	None	Over $100,000
Raymond Kanner	None	Over $100,000
Thomas P. Lemke	None	Over $100,000
Lawrence R. Maffia	None	Over $100,000
Mary E. Martinez	None	Over $100,000
Marilyn McCoy	None	Over $100,000
Emily A. Youssouf	None	Over $100,000
Interested Trustees
Robert Deutsch	None	Over $100,000
Nina O. Shenker	None	Over $100,000
1
A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies (170 J.P. Morgan Funds).
2
For Mses. Gallagher, McCoy, Youssouf and Shenker and Messrs. French, Grassi, Kanner, Lemke and Deutsch, these amounts include deferred compensation balances, as of 12/31/24, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
Part I - 5

As of December 31, 2024, none of the Independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.
Trustee Compensation
For the year ended December 31, 2024, the Trustees were paid an annual fee of $436,800 (with any new trustees receiving a pro rata portion of the base fee depending on when each became a trustee) and reimbursed for expenses incurred in connection with service as a Trustee. Effective January 1, 2025, the Trustees are paid an annual fee of $460,000 (with any new trustees receiving a pro rata portion of the base fee depending on when each became a trustee) and are reimbursed for expenses incurred in connection with service as a Trustee. Committee chairs who are not already receiving an additional fee are each paid $65,000 annually in addition to their base fee. In addition to the base fee, the Chair of the Board of Trustees receives $240,000 annually and is reimbursed expenses in the amount of $4,000 per month. In addition to the base fee, the Vice Chair of the Board of Trustees receives $140,000 annually.
For funds that are series of the J.P. Morgan Exchange-Traded Fund Trust and which have a unitary management fee, Trustee compensation for the fund is paid from the management fee by JPMIM. For all other funds, Trustee compensation is paid by the fund. Aggregate Trustee compensation for each Trustee paid by the Fund and all funds in the Fund Complex for the calendar year ended December 31, 2024, is set forth below:
Name of Trustee	BetaBuilders MSCI US REIT ETF	Total Compensation Paid From Fund Complex[1]
Independent Trustees
John F. Finn	$1,826	$676,800
Stephen P. Fisher	1,717	501,800
Gary L. French	1,676	436,800[2]
Kathleen M. Gallagher	1,717	501,800[3]
Robert J. Grassi	1,676	436,800[4]
Frankie D. Hughes	1,676	436,800
Raymond Kanner	1,717	501,800[5]
Thomas P. Lemke	1,676	436,800[6]
Lawrence R. Maffia	1,676	436,800
Mary E. Martinez	1,763	576,800
Marilyn McCoy	1,676	436,800[7]
Dr. Robert A. Oden, Jr.[8]	1,717	501,800
Marian U. Pardo[8]	1,717	501,800
Emily A. Youssouf	1,676	436,800[2]
Interested Trustees
Robert Deutsch	1,717	501,800[9]
Nina O. Shenker	1,676	436,800[7]
1
A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies (170 J.P. Morgan Funds).
2
Includes $131,040 of Deferred Compensation.
3
Includes $150,540 of Deferred Compensation.
4
Includes $43,680 of Deferred Compensation.
5
Includes $401,440 of Deferred Compensation.
6
Includes $87,360 of Deferred Compensation.
7
Includes $436,800 of Deferred Compensation.
8
Dr. Oden and Ms. Pardo retired as Trustees of the Trusts, effective 12/31/24.
9
Includes $200,720 of Deferred Compensation.
For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
Part I - 6

INVESTMENT ADVISER AND ADMINISTRATOR
Management Fees
The table below sets forth the management fees paid by the Fund to JPMIM as investment adviser and administrator with respect to the fiscal years indicated:
	Fiscal Year Ended
Fund	February 28, 2023	February 29, 2024	February 28, 2025
BetaBuilders MSCI US REIT ETF	$1,152,104	$825,369	$959,795
For more information about the Adviser and the Administrator, see the “Investment Adviser” and “Administrator” sections in Part II of this SAI.
PORTFOLIO MANAGERS
Portfolio Managers’ Other Accounts Managed*
The following table shows information regarding all of the other accounts managed for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of February 28, 2025:
	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
BetaBuilders MSCI US REIT ETF
Nicholas D’Eramo	19	$72,386,449	10	$39,693,260	3	$582,330
Michael Loeffler	19	72,386,449	10	39,693,260	3	582,330
Todd McEwen	10	51,942,065	5	38,489,243	0	0
The following table shows information regarding the other accounts managed by each portfolio manager that has advisory fees wholly or partly based on performance as of February 28, 2025:
	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)	Number of Accounts	Total Assets ($thousands)
BetaBuilders MSCI US REIT ETF
Nicholas D’Eramo	0	$0	0	$0	0	$0
Michael Loeffler	0	0	0	0	0	0
Todd McEwen	0	0	0	0	0	0
*
The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Portfolio Managers’ Ownership of Securities
The following table indicates the dollar range of securities beneficially owned by each portfolio manager, as of February 28, 2025. Aggregate Dollar Range, if applicable, includes each portfolio manager’s deferred compensation balance attributable to the Fund through participation in the Adviser’s deferred compensation plan. If applicable, this reflects an obligation of the Adviser to pay deferred compensation to the portfolio manager at a future date in an amount based on the performance of that Fund and accordingly, is the economic equivalent of an investment in Fund Shares.
Fund	Aggregate Dollar Range of Securities in the Fund
	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
BetaBuilders MSCI US REIT ETF
Nicholas D’Eramo		X
Michael Loeffler	X
Todd McEwen	X
Part I - 7

Portfolio Managers’ Compensation
In evaluating each portfolio manager’s performance with respect to the funds he or she manages, the Adviser uses the following index as benchmarks to evaluate the performance of the portfolio manager with respect to the Fund:
Name of Fund	Benchmark
BetaBuilders MSCI US REIT ETF	MSCI US REIT Custom Capped Index
Please see “Portfolio Manager Compensation” section in Part II of this SAI for a description of the structure and method of determining the compensation of the portfolio managers identified above.
FUND ACCOUNTING AGENT
Fund Accounting Fees
JPMIM is responsible for paying the Fund’s fund accounting fees to JPMorgan Chase Bank under the Management Agreement. The table below sets forth the fund accounting fees paid by JPMIM for the fiscal years indicated:
	Fiscal Year Ended
Fund	February 28, 2023	February 29, 2024	February 28, 2025
BetaBuilders MSCI US REIT ETF	$28,946	$20,000	$20,061
For more information, see the “Custody and Fund Accounting Fees and Expenses” section in Part II of this SAI.
SECURITIES LENDING ACTIVITIES
To the extent that the Fund engaged in securities lending during the fiscal year ended February 28, 2025, information concerning the amounts of income and fees/compensation related to securities lending activities are described below:
BetaBuilders MSCI US REIT ETF
Gross Income from Securities Lending Activities[1]	$600,472
Fees and/or Compensation for Securities Lending Activities
Revenue Split[2]	5,211
Cash Collateral Management Fees[3]	7,674
Administrative Fees	—
Indemnification Fees	—
Rebates to Borrowers	528,392
Others Fees	—
Aggregate Fees/Compensation for Securities Lending Activities	541,278
Net Income from the Securities Lending Activities	59,194
1
Gross income includes income from the reinvestment of cash collateral, premium income (i.e. rebates paid by borrowers to the Fund), management fees from a pooled cash collateral reinvestment vehicle that are deducted from the vehicle's assets before income is distributed, and any other income.
2
Revenue split represents the share of revenue generated by securities lending program and paid to Citibank, N.A.
3
Cash collateral is reinvested in certain JPMorgan money market funds that are advised by JPMIM (“money market funds”). Cash collateral management fees include the fees and expenses deducted from the money market funds. The contractual management fees are derived using the Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements from the money market funds’ most recently available prospectus. Actual fees incurred by the money market funds may differ due to other expenses, fee waivers and expense reimbursements.
For more information, see the “Securities Lending Agent” section in Part II of this SAI.
Part I - 8

BROKERAGE
Brokerage Commissions
The Fund paid the following brokerage commissions for the indicated fiscal years:
	Fiscal Year Ended
Fund	February 28, 2023	February 29, 2024	February 28, 2025
BetaBuilders MSCI US REIT ETF
Total Brokerage Commissions	$35,523	$13,958	$21,190
Brokerage Commissions to Affiliated Broker/ Dealers	—	—	—
Broker Research
For the fiscal year ended February 28, 2025, the Adviser did not allocate brokerage commissions to brokers who provided broker research, including third-party broker research, to the Fund.
Securities of Regular Broker-Dealers
As of February 28, 2025, the Fund did not own securities of its regular broker-dealers (or parents thereof).
For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.
PURCHASE AND REDEMPTION OF CREATION UNITS
The Trust will issue and sell its Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in Appendix A to Part II of this SAI.
CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee may be imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Investors who are authorized to deal in Creation Units (“Authorized Participants”) will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Fund may adjust the transaction fee from time to time, and the Fund may waive all or a portion of its applicable transaction fee. An additional charge or a variable charge may be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. Specifically, the Fund may charge an additional variable fee for creations and redemptions in cash of up to 3% of the amount of a creation transaction and of up to 2% of the amount of a redemption transaction to offset brokerage and other impact expenses associated with the cash transaction. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities received on redemption from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.
FINANCIAL INTERMEDIARIES
Compensation Payments
For the fiscal year ended February 28, 2025, JPMIM paid approximately $7,174,974 to financial intermediaries with respect to all series of the Trust pursuant to written agreements with such financial intermediaries.
For a more complete discussion, see the “Compensation to Intermediaries” section in Part II of this SAI.
Part I - 9

TAX MATTERS
Capital Loss Carryforwards
As of February 28, 2025, the Fund had net capital loss carryforwards as follows:
	Capital Loss Carryforward Character
Fund	Short-Term	Long-Term
BetaBuilders MSCI US REIT ETF	$33,344,730	$29,723,529
For more information on tax matters, see the “Distributions and Tax Matters” section in Part II of this SAI.
SHARE OWNERSHIP
Trustees and Officers
As of December 31, 2024, the officers and Trustees, as a group, owned less than 1% of the Shares of the Fund.
Principal Holders
As of May 31, 2025, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding Shares of any class of the Fund were:
Name of Fund	Name and Address of Shareholder	Percentage Held
JPMORGAN BETABUILDERS MSCI US REIT ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 383 MADISON AVENUE NEW YORK, NY 10017	28.71%
*
The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Certain of this ownership represents seed money held by J.P. Morgan Investment Management Inc., a subsidiary of JPMorgan Chase & Co. The Shares may also be held for the benefit of underlying accounts for which JPMorgan Affiliates may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of the Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such Shares under the 1940 Act.
Persons who beneficially own 25% or more of the outstanding Shares of the Fund are presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund. The list above includes record owners of over 5% of Shares of the Fund specified above based on the Fund’s books and records. Such shareholders may hold their Shares on behalf of other beneficial owners and may not be beneficial owners of the share classes identified.
FINANCIAL STATEMENTS
The financial statements of the Fund are incorporated by reference into this SAI. The financial statements for the fiscal year ended February 28, 2025 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Fund, as indicated in its report with respect thereto, and are incorporated herein by reference in reliance on the report of said firm, given on the authority of said firm as experts in accounting and auditing. These financial statements included in the Financial Statements and Other Information are available online at www.jpmorganfunds.com or without charge upon request by calling 1-844-457-6383 (844-4JPM ETF).
Part I - 10

J.P. Morgan Exchange-Traded Fund Trust
STATEMENT OF ADDITIONAL INFORMATION
PART II
Part II of this SAI describes policies and practices that apply to each of the J.P. Morgan Exchange-Traded Fund Trust’s funds (“ETF Funds”) discussed in Part I of this SAI, which precedes this Part II. This Part II is not a standalone document and must be read in conjunction with Part I. References in this Part II to a “Fund” mean each of the ETF Funds, unless noted otherwise. Capitalized terms used and not otherwise defined in this Part II have the meanings given to them in Part I of this SAI.
As of July 1, 2025

Part II

Part II - i

Part II - ii

Part II - iii

INVESTMENT STRATEGIES AND POLICIES
As noted in the applicable Prospectuses for each of the Funds, in addition to the investment strategies and the investment risks described in the Prospectuses, each Fund may employ other investment strategies and may be subject to other risks, which are described below. Each Fund may engage in the practices described below to the extent consistent with its investment objectives, strategies, policies and restrictions. Because the following is a combined description of investment strategies of all of the Funds, certain matters described herein may not apply to particular Funds. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Because the following is a combined description of investment strategies of all of the Funds, (i) certain matters described herein may not apply to particular Funds and (ii) certain references to the Adviser may also include a Sub-Adviser, as the context requires.
An investment in a Fund or any other fund may not provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in the Fund’s prospectus and this SAI, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if a Fund is suitable for you. The value of your investment in a Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser’s research and the management team’s investment decisions. Tax considerations may limit a Fund’s ability to pursue an investment opportunity or influence portfolio management decisions for the Fund. Future legislative and regulatory determinations may adversely affect the overall market for an instrument in which a Fund may invest and the Fund itself. There is no assurance that any Fund investment can be successfully employed. An investment in a Fund involves risk of a total loss.
For a list of investment strategies and policies employed by each Fund, see “INVESTMENT PRACTICES” in Part I of this SAI.
Asset-Backed Securities
Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets, including collateralized debt obligations (“CDOs”), asset-backed commercial paper (“ABCP”) and other similarly structured securities. CDOs include collateralized loan obligations (“CLOs”) and collateral bond obligations (“CBOs”). Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of these securities may be illiquid.
Asset-backed securities are generally subject to the risks of the underlying assets. In addition, asset-backed securities, in general, are subject to certain additional risks including depreciation, damage or loss of the collateral backing the security, risks related to the capability of the servicer of the securitized assets, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, underlying home equity loans) may be refinanced or paid off prior to maturity during periods of increasing or declining interest rates. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.
A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. While many CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic”
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exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
The cash flows for CDOs from the SPE usually are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in-kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral or securities and the class of the CDO in which a Fund invests. CDO tranches often have credit ratings and are typically issued in classes with various priorities. Normally, CDOs are privately offered and sold (that is, they are not registered under the securities laws), and may be subject to additional liquidity risks. However, an active dealer market may exist for CDOs, allowing a CDO to be sold pursuant to Rule 144A. In addition to the risks typically associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; (viii) values may be volatile; (ix) disputes with the issuer may produce unexpected results; and (x) the CDO’s manager may perform poorly.
Certain Funds may purchase ABCP that is issued by conduits sponsored by banks, mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. To protect investors from the risk of non-payment, ABCP programs are generally structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop issuance and wind-down triggers. There can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. The repayment of ABCP issued by a conduit depends primarily on the conduit’s ability to issue new ABCP, access to the liquidity or credit support and, to a lesser extent, cash collections received from the conduit’s underlying asset portfolio. There could be losses to a Fund’s investing in ABCP in the event that: (i) the Fund is unable to access the liquidity or credit support for the ABCP; (ii) the conduit is unable to issue new ABCP; (iii) there is credit or market deterioration in the conduit’s underlying portfolio; and (iv) there are mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP.
Some ABCP programs historically have provided for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity by issuing additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
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Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with any Fund investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”).
Auction Rate Securities
Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” below.
Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Failed auctions may adversely impact the liquidity of auction rate securities investments. There is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.
Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).
A Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. A Fund is generally prohibited from acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.
Bank Obligations
Bank obligations include bankers’ acceptances, certificates of deposit, bank notes and time deposits.
Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit may also include those issued by foreign banks outside the United States (“U.S.”). Such certificates of deposit include Eurodollar and Yankee certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the U.S. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Certain Funds may also invest in obligations (including bankers’ acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments (including Foreign Currencies)”) herein. With regard to certificates of deposit issued by U.S. banks and savings and loan associations, to be eligible for purchase by a Fund, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan association, the deposits of which are insured by the Federal Deposit Insurance Corporation.
Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market.
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The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”).
Subject to a Fund’s limitations on concentration in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of banks which meet the conditions set forth herein.
Commercial Paper
Commercial paper is a short-term obligation, generally with a maturity from 1 to 270 days, issued by a bank or bank holding company, corporation or finance company. Although commercial paper is generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Commercial paper includes master demand obligations. See “Variable and Floating Rate Instruments” below.
Certain Funds may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. See “Risk Factors of Foreign Investments” below. Certain Funds may purchase commercial paper that is issued by conduits, including ABCP. Additional information about ABCP is included under “Asset-Backed Securities.”
Convertible Securities
Certain Funds may invest in convertible securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.
The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.
Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.
Certain Funds invest in contingent securities structured as contingent convertible securities also known as CoCos. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value (including potentially to zero) based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”). Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Trigger Events vary by instrument and are defined by the documents governing the contingent convertible security. Such Trigger Events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.
Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their
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structure including conversion risk. Because Trigger Events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the Trigger Event.
In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require re-instatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.
Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not. Contingent convertible securities are also subject to extension risk. Contingent convertible securities are perpetual instruments and may only be callable at pre-determined dates upon approval of the applicable regulatory authority. There is no guarantee that a Fund will receive return of principal on contingent convertible securities.
Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a Trigger Event or coupon suspension applicable to a single issuer.
The value of contingent convertible securities is unpredictable and will be influenced by many factors such as: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for contingent convertible securities; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Custodial Receipts
Certain Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered U.S. government securities and are not backed by the full faith and credit of the U.S. government. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
Debt Instruments
Below Investment Grade Securities. Securities that were rated investment grade at the time of purchase may subsequently be rated below investment grade (BB+ or lower by Standard & Poor’s Corporation (“S&P”) and Bal or lower by Moody’s Investors Service, Inc. (“Moody’s”)). Certain Funds that do not invest in below investment grade securities as a main investment strategy may nonetheless continue to hold such securities if the Adviser believes it is advantageous for the Fund to do so. The high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities also can change suddenly and unexpectedly.
Corporate Debt Securities. Corporate debt securities may include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
High Yield/High Risk Securities/Junk Bonds. Certain Funds may invest in high yield securities, to varying degrees. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody’s) or unrated but determined by the Adviser to be of comparable quality. Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. In addition, high yield securities generally are less liquid than investment-grade securities and the risks associated with high yield securities
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are heightened during times of weakening economic, political, unusual or adverse market conditions or changing interest rates. Any investment in distressed or defaulted securities subjects a Fund to even greater credit risk than investments in other below-investment-grade securities.
High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.
The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.
It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.
Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.
Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.
Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. See also “Foreign Investments (including Foreign Currencies).” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury, among some other issuers, issues inflation-linked securities that accrue inflation into the principal value of the security and other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.
Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not
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guaranteed and will fluctuate. Other inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.
While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.
Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Variable and Floating Rate Instruments. Certain obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.
Subject to their investment objective policies and restrictions, certain Funds may acquire variable and floating rate instruments. A variable rate instrument has terms that provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Certain Funds may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which typically mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.
A floating rate instrument has terms that provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Fund’s Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, a Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.
As a result of the floating and variable rate nature of these investments, the Funds’ yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds’ yields may increase, and they may have reduced risk of capital depreciation.
Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments.
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Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.
Variable Amount Master Notes. Variable amount master notes are notes, which may possess a demand feature, that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable amount master notes may not be secured by collateral. To the extent that variable amount master notes are secured by collateral, they are subject to the risks described under the section “Loans— Collateral and Subordination Risk.”
Because master notes are direct lending arrangements between a Fund and the issuer of the notes, they are not typically traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. If a Fund is not repaid such principal and accrued interest, the Fund may not be able to dispose of the notes due to the lack of a secondary market.
While master notes are not typically rated by credit rating agencies, issuers of variable amount master notes (which are typically manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as those set forth with respect to commercial paper, if any, in Part I of this SAI under the heading “Diversification.” A Fund’s Adviser will consider the credit risk of the issuers of such notes, including its earning power, cash flow, and other liquidity ratios of such issuers and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer.
Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of a Fund’s net assets only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. Please see the “Liquidity Risk Management Program” section for more details. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid or deemed to be liquid in accordance with the Adviser’s liquidity determination procedures. If not rated, such instruments must be found by the Adviser to be of comparable quality to instruments in which a Fund may invest. A rating may be relied upon only if it is provided by an NRSRO that is not affiliated with the issuer or guarantor of the instruments.
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities. Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero-coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income.” Because a Fund will distribute “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero-coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.
Negative Interest Rates. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest,
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instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.
If negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including a Fund (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.
Impact of Market Conditions on the Risks Associated with Debt Securities
Investments in certain debt securities will be especially subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Current market conditions pose heightened risks for Funds that invest in debt securities given the current interest rate environment. Any future interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception, or changes in government intervention in the markets) could cause the value of any Fund that invests in debt securities to decrease. As such, debt securities markets may experience heightened levels of interest rate and liquidity risk, as well as increased volatility. If rising interest rates cause a Fund to lose value, the Fund could also face increased shareholder redemptions, which would further impair the Fund’s ability to achieve its investment objectives.
The capacity for traditional dealers to engage in fixed-income trading for certain fixed income instruments has not kept pace with the growth of the fixed income market, and in some cases has decreased. As a result, because dealers acting as market makers provide stability to a market, the significant reduction in certain dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to serious economic disruptions, governmental authorities and regulators may enact significant fiscal and monetary policy changes. These actions could present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. These actions could expose the debt markets to significant volatility and reduced liquidity for Fund investments.
Demand Features
Certain Funds may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. Demand Features may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. To the extent that a Fund invests in such securities, the Fund expects that it will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if determined by the Adviser to be advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by foreign banks involve certain risks associated with foreign investments. See “Foreign Investments (including Foreign Currencies)” for more information on these risks.
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Under a “stand-by commitment,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.
The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemption requests and remain as fully invested as possible.
Equity Securities, Warrants and Rights
Common Stock. Common stock represents a share of ownership in a company and usually carries voting rights and may earn dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock occupies the most junior position in a company’s capital structure. As with all equity securities, the price of common stock fluctuates based on changes in a company’s financial condition, including those that result from management’s performance or changes to the business of the company, and overall market and economic conditions.
Common Stock Warrants and Rights. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not ordinarily invest in common stock.
Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.
Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer. Warrants and rights will expire if not exercised on or prior to the expiration date.
Preferred Stock. Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and during a liquidation. Preferred stock generally does not carry voting rights. Outside of the United States, preferred stock may carry different rights or obligations. In some jurisdictions, preferred stocks may have different voting rights and there may be more robust trading markets and liquidity in preferred stock than the common or ordinary stock of the company. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Similar to common stock rights described above, rights may also be issued to holders of preferred stock.
Initial Public Offerings (“IPOs”). Certain Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and there may be limited information about the companies. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Foreign Investments (including Foreign Currencies)
Some of the Funds may invest in certain obligations or securities of foreign issuers. For purposes of a Fund’s investment policies and unless described otherwise in a Fund’s prospectus, an issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least
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50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. Possible investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, eurodollar certificates of deposit, eurodollar time deposits, eurodollar bankers’ acceptances, Canadian time deposits and yankee certificates of deposit, and investments in Canadian commercial paper, and europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.
Risk Factors of Foreign Investments. The following is a summary of certain risks associated with foreign investments:
Political and Exchange Risks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, sanctions or other measures by the United States or other governments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. The U.S. and governments of other countries may renegotiate some or all of its global trade relationships and may impose or threaten to impose significant import tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in U.S. and global investment markets. In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including ADRs, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the Securities and Exchange Commission (“SEC”) has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, a Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. A Fund may also need to seek other markets in which to transact in such securities, which could increase a Fund’s costs. Certain foreign exchanges impose requirements on the transaction settlement process with respect to certain securities, such as requirements to pre-deliver securities (for a sale) or pre-fund cash (for a buy) to a broker’s account. Such requirements may limit a Fund’s ability to transact in such securities in a timely manner and will subject a Fund to the risk of loss that could result if the broker is unable or unwilling to meet its obligations with respect to pre-delivered securities or pre-funded cash.
Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.
Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.
Currency Risk. Foreign securities may be denominated in foreign currencies, although foreign issuers may also issue securities denominated in U.S. dollars. The value of a Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by changes in currency exchange rates, the relative strength of those currencies and the U.S. dollar, and exchange-control regulations. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The exchange rates between the U.S. dollar and other
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currencies are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected by intervention (or lack of intervention) by the United States or foreign governments or central banks or by currency controls or political developments in the United States or elsewhere. Accordingly, the ability of a Fund that invests in foreign securities as part of its principal investment strategy to achieve its investment objective may depend, to a certain extent, on exchange rate movements. In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.
Settlement Risk. The settlement periods for foreign securities and instruments are often longer than those for securities or obligations of U.S. issuers or instruments denominated in U.S. dollars. Pursuant to regulatory changes effective in May 2024, many U.S., Canadian, and Mexican securities transitioned to a T+1 (trade date plus one day) settlement cycle, while securities trading in most other markets typically have longer settlement cycles. As a result, there can be potential operational, settlement and other risks for a Fund associated with differences in settlement cycles between markets. Delayed settlement may affect the liquidity of a Fund’s holdings. Certain types of securities and other instruments are not traded “delivery versus payment” in certain markets (e.g., government bonds in Russia) meaning that a Fund may deliver securities or instruments before payment is received from the counterparty. In such markets, a Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remains uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, in the Fund deeming those securities to be illiquid, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.
A Fund’s income and, in some cases, capital gains from foreign stocks and securities, will be subject to applicable taxation in certain of the countries in which it invests and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.
Global Depositary Notes. Foreign securities and emerging markets securities include Global Depositary Notes (“GDNs”). A GDN is a debt instrument created by a bank that evidences ownership of local currency-denominated debt securities. GDNs reflect the terms of particular local currency-denominated bonds. GDNs trade, settle, and pay interest and principal in U.S. dollars but typically are restricted securities that do not trade on an exchange. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary bank. In addition to the risks associated with foreign investments, a Fund’s investments in GDNs is subject to the risks associated with the underlying local currency-denominated bond and derivative instruments including credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk, and management risk. Holders of GDNs
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may have limited rights, and investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert the bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN.
Obligations of Supranational Entities. Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutions and related government agencies, such as the International Bank for Reconstruction and Development. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.
Sukuk. Foreign securities and emerging market securities include sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream. Sukuks are also known as Islamic financial certificates that are designed to comply with Islamic religious law commonly known as Sharia. Such income stream may or may not be linked to a tangible asset. For sukuk that are not linked to a tangible asset, the sukuk represents a contractual payment obligation of the issuer or issuing vehicle to pay income or periodic payments to the investor, and such contractual payment obligation is linked to the issuer or issuing vehicle and not from interest on the investor’s money for the sukuk. For sukuk linked to a tangible asset, a Fund will not have a direct interest in the underlying asset or pool of assets. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. Even when the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and a Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. The issuer may be a special purpose vehicle (“SPV”) with no other assets. Investors do not have direct legal ownership of any underlying assets. In the event of default, the process may take longer to resolve than conventional bonds. Changing interpretations of Islamic law by courts or prominent scholars may affect the free transferability of sukuk in ways that cannot now be foreseen. In such an event, a Fund may be required to hold its sukuk for longer than intended, even if their condition is deteriorating.
Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment. Although the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and where it is difficult for a Fund to make an investment in or dispose of sukuk at the Fund’s desired time. Furthermore, the global sukuk market is significantly smaller than conventional bond markets, and restrictions imposed by the Shariah board of the issuing entity may limit the number of investors who are interested in investing in particular sukuk. The unique characteristics of sukuk may lead to uncertainties regarding their tax treatment within a Fund.
A Fund’s ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction, and/or attach assets of the obligor may be limited. Sukuk are also subject to the risks associated with developing and emerging market economies, which include, among others, the risk of sanctions and inconsistent accounting and legal principles.
Emerging Market Securities. Investing in companies domiciled in emerging market countries (i.e., emerging market securities) may be subject to potentially higher risks than investments in companies in developed countries. These risks include the risk that there is, or there may likely be: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of the foreign exchanges and broker-dealers; (iv) the seizure or confiscation by local governments of securities held by foreign investors, and the possible suspension or limiting by local governments of an issuer’s ability to make dividend or interest payments; (v) limiting or entirely restricting repatriation of invested capital, profits, and dividends by local governments; (vi) local taxation of capital gains, including on a retroactive basis; (vii) the attempt by issuers facing restrictions on dollar or euro payments imposed by local governments to make dividend or interest payments to foreign investors in the local currency; (viii) difficulty in enforcing legal claims related to the securities and/or local judges favoring the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments being paid in the local currency; and (x) greater difficulty in determining market valuations of the securities due to limited public information regarding the issuer. Countries with emerging securities markets may additionally experience problems with share registration, settlement and custody, which may result in
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losses to the Funds. Additionally, certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. Also, U.S. regulators may not have sufficient access to adequately audit and oversee issuers. For example, the Public Company Accounting Oversight Board (the “PCAOB”) is responsible for inspecting and auditing the accounting practices and products of U.S.-listed companies, regardless of the issuer’s domicile. However, certain emerging market countries, including China, do not provide sufficient access to the PCAOB to conduct its inspections and audits. As a result, U.S. investors, including the Funds, may be subject to risks associated with less stringent accounting oversight.
Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and issuers in such markets tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for various reasons. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. In the past, some emerging market countries have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Foreign investment in certain emerging market securities is restricted or controlled to varying degrees, which may limit a Fund’s investment in such securities and may increase the expenses of the Fund. Certain countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or to a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging market countries lack the same social, political, and economic stability characteristics of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies.
Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest
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payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.
In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total gross domestic product. Some foreign governments were forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
A Fund may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. A Fund’s exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries. Investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.
Custodial and/or settlement systems in frontier market countries may not be fully developed. Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less organized than in developed markets. As a result, there is greater risk than in developed countries that settlements will take longer and that the cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.
Sovereign Obligations. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Foreign Currency Transactions. Certain Funds may engage in foreign currency transactions which include the following, some of which also have been described elsewhere in this SAI: options on currencies, currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the U.S., the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this SAI with respect to the Fund’s investments in foreign securities, including emerging markets securities and derivatives (to the extent applicable). Certain Funds may engage in such
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transactions to hedge against currency risks as a substitute for securities in which the Fund invests, to increase or decrease exposure to a foreign currency, to shift exposure from one foreign currency to another, for risk management purposes or to increase income or gain to the Fund. To the extent that a Fund uses foreign currency transactions for hedging purposes (as described herein), the Fund may hedge either specific transactions or portfolio positions. A Fund may enter into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires a Fund to deliver a foreign currency.
While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value (“NAV”) of Fund Shares, the NAV of the Fund will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.
Certain Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract.
Transaction Hedging. Generally, when a Fund engages in foreign currency transaction hedging, it enters into transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price (or a non-U.S. dollar currency (“reference currency”)) of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other reference currency and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Certain Funds reserve the right to purchase and sell foreign currency futures contracts traded in the U.S. and subject to regulation by the Commodity Futures Trading Commission (“CFTC”).
For transaction hedging purposes, a Fund may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the foreign currency futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.
Position Hedging. When engaging in position hedging, a Fund will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which the Adviser expects to purchase. In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. A Fund may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the U.S. and subject to regulation by the CFTC.
The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.
Forward Foreign Currency Exchange Contracts. Certain Funds may purchase forward foreign currency exchange contracts, sometimes referred to as “currency forwards” (“Forward Contracts”), which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. In the case of a cancelable Forward Contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market
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conducted directly between currency traders (usually large commercial banks) and their customers, so no intermediary is required. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
At the maturity of a Forward Contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Certain Funds may also engage in non-deliverable forwards which are cash settled and which do not involve delivery of the currency specified in the contract. For more information on Non-Deliverable Forwards, see “Non-Deliverable Forwards” below.
Foreign Currency Futures Contracts. Certain Funds may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund may enter into foreign currency futures contracts for hedging purposes and other risk management purposes as defined in CFTC regulations. Certain Funds may also enter into foreign currency futures transactions to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.
At the maturity of a futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.
Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position; in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.
For more information on futures contracts, see “Futures Contracts” under the heading “Options and Futures Transactions” below.
Foreign Currency Options. Certain Funds may purchase and sell U.S. exchange-listed and OTC call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. When a Fund purchases a put option, the Fund has the right but not the obligation to exchange money denominated in one currency into another currency at a pre-agreed exchange rate on a specified date. When a Fund sells or writes a call option, the Fund has the obligation to exchange money denominated in one currency into another currency at a pre-agreed exchange rate if the buyer exercises option. Some of the Funds may also purchase and sell non-deliverable currency options (“Non-Deliverable Options”). Non-Deliverable Options are cash-settled, options on foreign currencies (each a “Option Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. Non-Deliverable Options involve an obligation to pay an amount in a deliverable currency (such as U.S. Dollars, Euros, Japanese Yen, or British Pounds Sterling) equal to the difference between the prevailing market exchange rate for the Option Reference Currency and the agreed upon exchange rate (the “Non-Deliverable Option Rate”), with respect to an agreed notional amount. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.
A Fund is authorized to purchase or sell listed foreign currency options and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates, as a substitute for securities in which a Fund may invest, and for risk management purposes. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the Euro) owned by a Fund, sold by a Fund but not yet delivered, committed or anticipated to be purchased by a Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, a Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, a Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “collar”). By selling the call option in this illustration, a Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Certain Funds may also
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enter into foreign currency futures transactions for non-hedging purposes including to increase or decrease exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.
Certain differences exist among these foreign currency instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. Performance of the parties’ obligations is guaranteed by an exchange or clearing corporation. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two-party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate.
The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying foreign currencies at prices that are less favorable than those for round lots.
There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.
Non-Deliverable Forwards. Some of the Funds may also invest in non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “settlement amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the settlement amount is due to the party receiving payment.
Although NDFs are similar to forward foreign currency exchange contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.
The Funds will typically use NDFs for hedging purposes, but may also, use such instruments to increase income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Funds’ respective returns.
NDFs are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the CFTC for certain swaps. NDFs traded in the OTC market are subject to initial and variation margin requirements. Implementation of and on-going compliance with the regulations regarding clearing, mandatory trading and margining of NDFs may increase the cost to a Fund of hedging currency risk and, as a result, may affect returns to investors in the Fund.
Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
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Other Foreign Currency Hedging Strategies. New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and certain Funds may invest in any such options, contracts and products as may be developed to the extent consistent with the Funds’ respective investment objectives and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust’s Board of Trustees.
Risk Factors in Foreign Currency Transactions. The following is a summary of certain risks associated with foreign currency transactions:
Imperfect Correlation. Foreign currency transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies and price movements in a security being hedged creates the possibility that losses on the hedging transaction may be greater than gains in the value of a Fund’s securities.
Liquidity. Hedging instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although foreign currency transactions used for hedging purposes may reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security. Foreign currency transactions also may expose a Fund to margin and settlement payment obligations.
Leverage and Volatility Risk. Derivative instruments, including foreign currency derivatives, may sometimes increase or leverage a Fund’s exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund.
Strategy Risk. Certain Funds may use foreign currency derivatives for hedging as well as non-hedging purposes including to gain or adjust exposure to currencies and securities markets or to increase income or gain to a Fund. There is no guarantee that these strategies will succeed and their use may subject a Fund to greater volatility and loss. Foreign currency transactions involve complex transactions that involve risks in addition to direct investments in securities including leverage risk and the risks associated with derivatives in general, currencies, and investments in foreign and emerging markets.
Judgment of the Adviser. Successful use of foreign currency transactions by a Fund depends upon the ability of the Adviser to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of the Adviser are not met, a Fund would be in a worse position than if a foreign currency transaction had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when utilizing instruments that require variation margin payments, if a Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.
Other Risks. A Fund may have to sell securities at a time when it is disadvantageous to do so. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.
Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. Rather, the Adviser may employ these techniques in an effort to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that a Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.
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Inverse Floaters and Interest Rate Caps
Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.
Investments in inverse floaters and similar instruments expose a Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of a change in a reference rate of interest (typically a short-term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. Investments in inverse floaters and similar instruments that have asset-backed, mortgage-backed or mortgage-related securities underlying them will expose a Fund to the risks associated with those asset-backed, mortgage-backed and mortgage-related securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying asset-backed, mortgage-backed or mortgage-related securities.
Investment Company Securities and Exchange-Traded Funds
Investment Company Securities. A Fund may acquire the securities of other investment companies (“acquired funds”) to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one acquired fund, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of acquired funds as a group and (iii) not more than 3% of the outstanding voting stock of any one acquired fund will be owned by a fund.
In addition, Section 17 of the 1940 Act prohibits a Fund from investing in another J.P. Morgan Fund except as permitted by Section 12 of the 1940 Act, by rule, or by exemptive order.
The limitations described above do not apply to investments in money market funds subject to certain conditions. All of the J.P. Morgan Funds may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to the acquiring fund’s investment policies and restrictions and the conditions of the Rule.
Section 12(d)(1)(G) of the 1940 Act permits a fund to invest in acquired funds in the “same group of investment companies” (“affiliated funds”), government securities and short-term paper. In order to be an eligible investment under Section 12(d)(1)(G), an affiliated acquired fund must have a policy prohibiting it from investing in other registered open-end funds under Section 12(d)(1)(F) or (G) of the 1940 Act and, under certain circumstances, limit itself from investing in other investment companies and private funds.
Rule 12d1-4 allows a fund to acquire shares of an acquired fund in excess of the limitations currently imposed by the 1940 Act. Fund of funds arrangements relying on Rule 12d1-4 will be subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. The limitations placed on acquired funds under Rule 12d1-4 may impact the ability of a fund to invest in an acquired fund or may impact the investments made by the acquired fund.
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Exchange-Traded Funds (“ETFs”). ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured investment companies, depositary receipts or other pooled investment vehicles. As shareholders of an ETF, the Funds will bear their pro rata portion of any fees and expenses of the ETFs. Although shares of ETFs are traded on an exchange, shares of certain ETFs may not be redeemable by the ETF. In addition, ETFs may trade at a price below their NAV (also known as a discount).
Certain Funds may use ETFs to gain exposure to various asset classes and markets or types of strategies and investments. By way of example, ETFs may be structured as broad based ETFs that invest in a broad group of stocks from different industries and market sectors; select sector; or market ETFs that invest in debt securities from a select sector of the economy, a single industry or related industries; or ETFs that invest in foreign and emerging markets securities. Other types of ETFs continue to be developed and a Fund may invest in them to the extent consistent with such Funds’ investment objectives, policies and restrictions. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs (e.g., debt securities are subject to risks like credit and interest rate risks; emerging markets securities are subject risks like currency risks and foreign and emerging markets risk; derivatives are subject to leverage and counterparty risk).
ETFs may be actively managed or index-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF’s manager’s expectations regarding particular securities or markets are not met. Generally, an index-based ETF’s objective is to track the performance of a specified index. Index-based ETFs may invest in a securities portfolio that includes substantially all of the securities in substantially the same amount as the securities included in the designated index or a representative sample. Because passively managed ETFs are designed to track an index, securities may be purchased, retained and sold at times when an actively managed ETF would not do so. As a result, shareholders of a Fund that invest in such an ETF can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if ETF were not fully invested in such securities. This risk is increased if a few component securities represent a highly concentrated weighting in the designated index.
Unless permitted by the 1940 Act or an order or rule issued by the SEC (see “Investment Company Securities” above for more information), the Fund’s investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.
Loans
Some of the Funds may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans (“Junior Loans”) and bridge loans or bridge facilities (“Bridge Loans”). Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). Generally, the Funds invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties although certain Funds may originate Loans.
A Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, a Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of a Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.
A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors.
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The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that a Fund could receive a portion of the borrower’s collateral. If a Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.
In the process of buying, selling and holding Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys or sells a Loan it may pay a fee. In certain circumstances, a Fund may receive a prepayment penalty fee upon prepayment of a Loan.
Additional Information concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Senior Loans are usually rated below investment grade, and are subject to similar risks, such as credit risk, as below investment grade securities (also known as junk bonds). However, Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There is no organized exchange or board of trade on which loans are traded, rather, they trade in an unregulated inter-dealer or inter-bank resale market, so the secondary market for senior loans can be limited. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.
Additional Information concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Loans generally give investors priority over general unsecured creditors in the event of an asset sale.
Additional Information concerning Bridge Loans. Bridge Loans are short-term loan arrangements (e.g., 12 to 36 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans typically are structured as Senior Loans but may be structured as Junior Loans.
Additional Information concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which a Fund agrees to invest in a Loan at a future date. Typically, a Fund receives a commitment fee for entering into the Unfunded Commitment.
Additional Information concerning Synthetic Letters of Credit. Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When a Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with a Fund acquiring direct rights against the Obligor.
Additional Information concerning Loan Originations. In addition to investing in loan assignments and participations, the Income ETF and the International Bond Opportunities ETF may originate Loans in which a Fund would lend money directly to a borrower by investing in limited liability companies or corporations that make loans directly to borrowers. The terms of the Loans are negotiated with borrowers in private transactions. Such Loans would be collateralized, typically with tangible fixed assets such as real property or interests in real property. Such Loans may also include mezzanine loans. Unlike Loans secured by a mortgage on real property, mezzanine loans are collateralized by an equity interest in an SPV that owns the real property.
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Limitations on Investments in Loan Assignments and Participations. If a government entity is a borrower on a Loan, a Fund will consider the government to be the issuer of an Assignment or Participation for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).
Limited Federal Securities Law Protections. Certain Loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Fund’s investment in those Loans. In particular, if a Loan is not considered a security under the federal securities laws, certain legal protections normally available to investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available.
Multiple Lender Risk. There may be additional risks associated with Loans, including loan originations, when there are Lenders or other participants in addition to a Fund. For example, a Fund could lose the ability to consent to certain actions taken by the Borrower if certain conditions are not met. In addition, for example, certain governing agreements that provide a Fund with the right to consent to certain actions taken by a Borrower may provide that the Fund will no longer have the right to provide such consent if another Lender makes a subsequent advance to the Borrower.
Risk Factors of Loans. Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. A Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loans.
High Yield Securities Risk. The Loans that a Fund invests in may not be rated by an NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield/High Risk Securities/Junk Bonds.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.
Liquidity Risk. Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in a Fund’s investments or decreases in their capacity or willingness to trade such investments may increase a Fund’s exposure to liquidity risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by a Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or making a market in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased or sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which a Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on a Fund’s performance. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to a Fund. Also, to the extent that a Fund needs to satisfy redemption requests or cover unanticipated cash shortfalls, the Fund may seek to engage in borrowing under a credit facility or enter into lending agreements under which the Fund would borrow money for temporary purposes directly from another J.P. Morgan Fund (please see “Interfund Lending”). The SEC has proposed amendments to its rule regarding investments in illiquid investments by registered investment companies such as the Funds. If the proposed amendments are adopted, a Fund’s operations and investment strategies may be adversely impacted.
Collateral and Subordination Risk. With respect to Loans that are secured, a Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the Loan to be under collateralized or unsecured. In such event, a Fund may have the ability to require that the Obligor
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pledge additional collateral. A Fund, however, is subject to the risk that the Obligor may not pledge such additional collateral or a sufficient amount of collateral. In some cases (for example, in the case of non-recourse Loans), there may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan. If a Fund were unable to obtain sufficient proceeds upon a liquidation of such assets, this could negatively affect Fund performance.
If an Obligor becomes involved in bankruptcy proceedings, a court may restrict the ability of a Fund to demand immediate repayment of the Loan by the Obligor or otherwise liquidate the collateral. A court may also invalidate the Loan or a Fund’s security interest in collateral or subordinate a Fund’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to a Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in Loan collateral. If a Fund’s security interest in Loan collateral is invalidated or a Senior Loan were subordinated to other debt of an Obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest. Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.
Agent Risk. Selling Lenders, Agents and other entities who may be positioned between a Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in monetary policies, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between a Fund and the Obligor may become insolvent or enter Federal Deposit Insurance Corporation (“FDIC”) receivership or bankruptcy. A Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.
Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by a Fund.
Inventory Risk. Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.
Information Risk. There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, a Fund generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the Adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.
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Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.
Mezzanine Loan Risk. In addition to the risk factors described above, mezzanine loans are subject to additional risks. Unlike conventional mortgage loans, mezzanine loans are not secured by a mortgage on the underlying real property but rather by a pledge of equity interests (such as a partnership or limited liability company membership) in the property owner or another company in the ownership structures that has control over the property. Such companies are typically structured as special purpose entities. Generally, mezzanine loans may be more highly leveraged than other types of Loans and subordinate in the capital structure of the Obligor. While foreclosure of a mezzanine loan generally takes substantially less time than foreclosure of a traditional mortgage, the holders of a mezzanine loan have different remedies available versus the holder of a first lien mortgage loan. In addition, a sale of the underlying real property would not be unencumbered, and thus would be subject to encumbrances by more senior mortgages and liens of other creditors. Upon foreclosure of a mezzanine loan, the holder of the mezzanine loan acquires an equity interest in the Obligor. However, because of the subordinate nature of a mezzanine loan, the real property continues to be subject to the lien of the mortgage and other liens encumbering the real estate. In the event the holder of a mezzanine loan forecloses on its equity collateral, the holder may need to cure the Obligor’s existing mortgage defaults or, to the extent permissible under the governing agreements, sell the property to pay off other creditors. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real estate, the collateral underlying the mezzanine loan may have little or no value.
Foreclosure Risk. There may be additional costs associated with enforcing a Fund’s remedies under a Loan including additional legal costs and payment of real property transfer taxes upon foreclosure in certain jurisdictions or legal costs and expenses associated with operating real property. As a result of these additional costs, a Fund may determine that pursuing foreclosure on the Loan collateral is not worth the associated costs. In addition, if a Fund incurs costs and the collateral loses value or is not recovered by the Fund in foreclosure, the Fund could lose more than its original investment in the Loan. Foreclosure risk is heightened for Junior Loans, including certain mezzanine loans.
Covenant-Lite Obligations. A Fund may invest in or be exposed to floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. A Fund may obtain exposure to covenant-lite obligations through investment in securitization vehicles and other structured products. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a loan with traditional covenants, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of certain financial metrics; in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event
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of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Miscellaneous Investment Strategies and Risks
Borrowings. A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If a Fund utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33 1∕3% of its total assets to secure such borrowings. A Fund must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of any securities that may have been purchased during the time of the borrowing. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.
The Trust, on behalf of certain Funds (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion, which terminates on August 5, 2024 unless otherwise extended or renewed (“Credit Facility”), with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing Fund must meet certain requirements, including a minimum adjusted NAV amount and certain adjusted net asset coverage rations prior to and during the time in which any borrowings are outstanding. If a Fund does not comply with these requirements, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately. Interest associated with any borrowing under the Credit Facility is charged to the borrowing Fund at a variable rate. In addition, each participating Fund is charged an annual commitment fee, which is incurred on the unused portion of the Credit Facility and is allocated to all participating Funds pro rata based on their respective net assets.
In addition, each Fund may enter into Interfund Lending Arrangements. Please see “Interfund Lending.”
Interfund Lending. To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another J.P. Morgan Fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds or other relief provided by the SEC or its staff permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that a Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding borrowings, any Interfund Loans to the Fund will (a) be at an interest rate equal to or lower than any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the
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lending Fund) constitute an immediate event of default under an Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another J.P. Morgan Fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.
No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs.
LIBOR Discontinuance Risk. The London Interbank Offering Rate (“LIBOR”) was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on a number of factors, including that LIBOR and other interbank offered rates (“IBORs”) may no longer be representative of the underlying markets. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR,” which is intended to replace U.S. dollar LIBOR and measures the cost of U.S dollar overnight borrowings collateralized by treasuries) and the Sterling Overnight Index Average rate (“SONIA,” which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). Markets are slowly developing in response to these new rates. As a result of the benchmark reforms, publication of all LIBOR settings has ceased, and the Funds have transitioned to successor or alternative reference rates as necessary. Although the transition process away from IBORs for most instruments has been completed, there is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, which may affect the value, volatility, liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; no assurances can be given as to the impact of the LIBOR transition on a Fund and its investments. These risks may also apply with respect to changes in connection with other IBORs (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Commodity-Linked Derivatives. Commodity-linked derivatives are derivative instruments the value of which is linked to the value of a commodity, commodity index or commodity futures contract. A Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements,
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foreign currency exchange rates, commodity index volatility, changes in inflation and interest rates, or supply and demand or other factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, pandemics or epidemics and public health emergencies, environmental incidents, embargoes, tariffs, taxation, war, terrorism, cyber hacking, environmental proceedings, changes in storage costs, availability of transportation systems and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of a Fund’s NAV), and there can be no assurance that a Fund’s use of leverage will be successful. Tax considerations may limit a Fund’s ability to pursue investments in commodity-linked derivatives.
Commodity-Related Pooled Investment Vehicles. Commodity-related pooled investment vehicles include ownership interests in grantor trusts and other pooled investment vehicles that hold tangible assets such as gold, silver or other commodities or invest in commodity futures. Grantor trusts are typically traded on an exchange.
Investors do not have the rights normally associated with ownership of other types of shares when they invest in pooled investment vehicles holding commodities or commodity futures, including those structured as limited partnerships or grantor trusts holding commodities. For example, the owners of these commodity-related grantor trusts or limited partnerships do not have the right to elect directors, receive dividends or take other actions normally associated with the ownership of shares of a corporation. Holders of a certain percentage of shares in a grantor trust may have the right to terminate the trust or exercise other rights which would not be available to small investors. If investors other than a Fund exercise their right to terminate, a Fund that wishes to invest in the underlying commodity through the pooled investment vehicle will have to find another investment and may not be able to find another vehicle that offers the same investment features. In the event that one or more participants holding a substantial interest in these pooled investment vehicles withdraw from participation, the liquidity of the pooled investment vehicle will likely decrease which could adversely affect the market price of the pooled investment vehicle and result in a Fund incurring a loss on its investments.
These pooled investment vehicles are not registered investment companies, and many are not commodity pools, and therefore, do not have the protections available to those types of investments under federal securities or commodities laws. For example, unlike registered investment companies, these vehicles are not subject to federal securities laws that limit transactions with affiliates, require redemption of shares, or limit sales load. Although shares of these vehicles may be traded on an exchange, there may be no active market for such shares and such shares may be highly illiquid.
These vehicles are subject to the risks associated with direct investments in commodities. The market price of shares of these vehicles will be as unpredictable as the price of the underlying commodity. Many factors can cause a decline in the prices of commodities including a change in economic conditions, such as a recession. This risk is magnified when the commodity is used in manufacturing. In addition, the prices of commodities may be adversely impacted by a change in the attitude of speculators and investors toward the applicable commodity, or a significant increase in commodity price hedging activity. In addition, the value of the shares will be adversely affected if the assets owned by the trust are lost, damaged or of inferior quality.
The commodities represented by shares of a grantor trust will decrease over the life of the trust due to sales of the underlying commodities necessary to pay trust fees and expenses, including expenses associated with indemnification of certain service providers to the pooled investment vehicle. Without increases in the price of the underlying commodity sufficient to compensate for that decrease, the price of the investment will decline and a Fund will incur a loss on its investment.
Commodity-related grantor trusts are passive investment vehicles. This means that the value of the investment in a grantor trust may be adversely affected by trust losses that, if the trust had been actively managed, it might have been possible to avoid. A Fund’s intention to qualify as a regulated investment company under Subchapter M of the Code may limit its ability to make investments in grantor trusts or limited partnerships that invest in commodities or commodity futures.
Cyber Security Risk. As the use of technology, including cloud-based technology, has become more prevalent and interconnected in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders, processing and human errors, inadequate or failed internal or external processes, failures in system and technology, errors in algorithms used with respect to the Funds, changes in personnel, errors caused by third parties or trading counterparties; and compromises or failures
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to systems, networks, devices and applications relating to the operations of a Fund and its service providers. In addition, there are inherent limitations to these plans and systems, and certain risks may not yet be identified, and new risks may emerge in the future. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. Further, substantial costs may be incurred in order to prevent future cyber incidents. A Fund’s service providers (including, but not limited to, the Adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. The use of cloud-based service providers could heighten or change these risks. Additionally, work-from-home arrangements by a Fund, the Adviser or their service providers could increase these risks, create additional data and information accessibility concerns, and make a Fund, the Adviser or their service providers susceptible to operational disruptions, any of which could adversely impact their operations. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business, and certain security breaches may not be detected. There can be no assurance that a Fund will not suffer losses relating to cyberattacks or other information security breaches in the future.
Operational Risk. The Funds are exposed to operational risk, which is the risk of loss resulting from inadequate or failed internal processes, people, systems, or external events. Operational risk arises from causes such as human error, processing and communication errors, provision or receipt of erroneous or incomplete data, errors of agents, service providers, counterparties or other third parties, failed or inadequate processes, governance and technology or systems failures. Such risk may, among other impacts, subject the Funds to errors affecting valuation, pricing, accounting, tax reporting, financial reporting, custody and trading. While the Adviser implements controls, procedures, monitoring and oversight of service providers to seek to reduce the occurrence and mitigate the effects of operational risk, it is not possible to predict, identify, completely eliminate or mitigate all operational risk and there may still be failures that could cause losses to a Fund. Operational risk may go undetected for long periods of time, and even if the specific risk issue is detected and resolved or mitigated, it may not be possible to recover any potential compensation.
Volcker Rule Risk. Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and certain rules promulgated thereunder (known as the Volcker Rule) places restrictions on the activities of banking entities, including the Adviser and its affiliates, and may impact the long-term viability of a Fund. Under the Volcker Rule, if the Adviser or its affiliates own 5% or more of the ownership interests of a Fund outside of the permitted seeding time period, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of a Fund’s investment strategy, with permissible extensions under certain circumstances. As a result, the Adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable. This may require the sale of Fund securities, which may result in losses, increased transaction costs and adverse tax consequences. In addition, the ongoing viability of a Fund may be adversely impacted by the anticipated or actual redemption of Fund Shares owned by the Adviser and its affiliates and could result in a Fund’s liquidation.
Exchange-Traded Notes (“ETNs”) are senior, unsecured notes linked to an index. Like ETFs, they may be bought and sold like shares of stock on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, ETNs have a different underlying structure and may be held until their maturity. While ETF shares represent an interest in a portfolio of securities, ETNs are structured products that are an obligation of the issuing bank, whereby the bank agrees to pay a return based on the target index less any fees. Essentially, these notes allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. At maturity, the issuer of a ETN pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection.
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The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation.
Impact of Large Redemptions and Purchases of Fund Shares. Shareholders of a Fund (which may include the Adviser or affiliates of the Adviser or accounts for which the Adviser or its affiliates serve as investment adviser or trustee or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund Shares. In addition, certain circumstances that may cause a Fund to experience large redemptions include, but are not limited to: the occurrence of significant events affecting investor demand for securities or asset classes in which the Fund invests; changes in the eligibility criteria for the Fund or share class of the Fund or other J.P. Morgan Funds; personnel changes relating to the management of the Fund; index rebalancings; announced liquidations of the Fund; announced reorganizations of the Fund; or other announcements relating to the Fund, including changes in investment objectives, strategies, policies or risks. In addition, under applicable regulations, the Adviser or an affiliate of the Adviser may be required to reduce its seed investment or other ownership interest in a Fund at a time that is sooner than the Adviser or its affiliate otherwise would. Any large redemption and purchase transactions may cause a Fund to have to sell securities, or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income (which particularly would impact shareholders who do not hold their Fund Shares in an IRA, 401(k) plan or other tax-advantaged investment plan), and/or increase transaction costs, which may impact a Fund’s expense ratio. Additionally, a significant reduction in Fund assets would result in Fund expenses being spread over a small asset base, potentially causing an increase in a Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate for shareholders who hold Fund Shares in a taxable account. In addition to the above information, the SAI includes disclosure of accounts holding more than 5% of a Fund’s voting securities.
Capital Gains. A Fund may sell securities and subsequently repurchase the same securities in an effort to manage capital gains distributions. This may occur if a Fund’s unrealized and/or realized capital gains represent a significant portion of its net assets. If this occurs, this will change the timing, amount and/or character of capital gains to be distributed and therefore the amount and timing of tax paid by Fund shareholders will change. In addition, shareholders may experience corresponding tax implications upon redemption as reinvested distributions will generally increase the cost basis of their Fund Share position, potentially changing the amount of realized gain or loss. Accordingly, a redeeming shareholder’s total tax liability from distributions and redemptions for a year may be impacted by the character of the distributions and whether or not shares are redeemed in the same year. In addition, a Fund’s repurchased securities when subsequently sold may cause the Fund to realize short-term capital gains or losses rather than long-term capital gains or losses. Repurchases of substantially identical securities within 30 days before or after the securities are sold at a loss will result in the application of the wash sale rules. A Fund would incur additional transaction costs from the selling and repurchasing of securities, and the value of the securities sold may change. An increase or decrease in the value of securities sold prior to being repurchased may impact Fund performance. Additionally, unless otherwise disclosed in a Fund’s prospectus, the Funds are not managed to maximize after-tax returns or tax efficiency for taxable shareholder accounts. As a result, large redemptions could accelerate the realization of capital gains for a shareholder of those Funds. Investors should consider whether a Fund is an appropriate investment in light of their current financial position and retirement needs.
Government Intervention in Financial Markets. Events in the financial sector resulted in reduced liquidity in credit and fixed income markets and a higher degree of volatility in the financial markets, both domestically and internationally. While entire markets were, and may continue to be, impacted, issuers that have exposure to the real estate, mortgage and credit markets were, and may continue to be, particularly affected. Future market turbulence may have an adverse effect on a Funds’ investments.
Instability in the financial markets has previously led, and could lead, governments and regulators around the world to take a number of actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, a lack of liquidity or other
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adverse conditions. Governments, their regulatory agencies, or self-regulatory organizations may take actions, including the imposition of tariffs and other restrictions on trade, that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.
Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects or provide financial services. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
New Financial Products. New options and futures contracts and other financial products, and various combinations thereof, including over-the-counter products, continue to be developed. These various products may be used to adjust the risk and return characteristics of certain Funds’ investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of a Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose a Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.
Private Placements, Restricted Securities and Other Unregistered Securities. Subject to its investment policies, a Fund may acquire investments such as obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) under the Securities Act of 1933, as amended (the “1933 Act”), which cannot be offered for public sale in the U.S. without first being registered under the 1933 Act. These securities may be subject to liquidity risks and certain private placements may be determined to be Illiquid Investments under the Liquidity Risk Management Program applicable to the Funds.
A Fund is subject to a risk that should the Fund decide to sell such securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. In addition, information about the issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. As a result, prices of such securities may be difficult to value and highly volatile, which could impact the value of a Fund’s net assets. Where a security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.
The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(a)(2) commercial paper (“4(a)(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any
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resale by the purchaser must be in an exempt transaction. 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(a)(2) paper, thus providing liquidity.
Certain investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Securities Issued in Connection with Reorganizations and Corporate Restructuring. Debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even though it does not ordinarily invest in such securities and such common stock or other securities may be denominated in currencies that a Fund may not ordinarily hold.
Stapled Securities. From time to time, the Funds may invest in stapled securities to gain exposure to companies. A stapled security is a security that is comprised of two or more parts that cannot be separated from one another. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by, a Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.
Temporary Defensive Positions. To respond to unusual market conditions, the actively managed Funds may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased (“Cash Equivalents”) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of a Fund’s total assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund’s Prospectuses. They include securities issued by the U.S. government, its agencies, Government-Sponsored Enterprises (“GSEs”) and instrumentalities, repurchase agreements with maturities of 7 days or less, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts. In order to invest in repurchase agreements with the Federal Reserve Bank of New York for temporary defensive purposes, certain Funds may engage in periodic “test” trading in order to assess operational abilities at times when the Fund would otherwise not enter into such a position. These exercises may vary in size and frequency.
Inflation/Deflation Risk. The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s assets.
Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders. Additionally, as a result of regulatory requirements, a Fund may be prohibited from investing, or continuing to invest, in certain companies that are considered attractive investments, while at the same time other funds and investors not subject to the same regulations, including other clients of the Adviser, are not subject to the same limitations. In September 2023, the SEC adopted amendments to Rule 35d-1 regarding names of registered investment companies such as the Funds. The amendments could cause some Funds to change their name or investment policies and make other adjustments to their portfolio investments. Implementation of any such change, which would need to be made prior to December 2025, could adversely impact a Fund’s investment strategies or investments. The impact of the rule amendments is still uncertain and under assessment.
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Mortgage-Related Securities
Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by a Fund’s Adviser.
Directly placed mortgages may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, the inability to release space on attractive terms, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. Real estate income and values may also be affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and social values. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.
Mortgage-Backed Securities. A Fund may invest in mortgage-backed securities (“MBS”), which are securities that represent pools of mortgage loans assembled and/or securitized for sale to investors. MBS include mortgage pass-through securities and collateralized mortgage obligations (“CMOs”). MBS may be arranged by various governmental agencies, such as the Government National Mortgage Association (“Ginnie Mae”); government sponsored enterprises (“GSEs”), such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and private issuers, such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies.
A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder after paying servicing and guarantee fees.
CMOs are debt securities that are fully collateralized by a portfolio of mortgages or MBS, or re-securitized or reorganized MBS. Unlike mortgage pass-through securities, CMOs may be organized in a variety of different ways to create customized cash flows in different tranches and may offer certain protections against prepayment risk, such as creating more definite maturities. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. CMOs may be structured as Real Estate Mortgage Investment Conduits (“REMICs”) which are federally tax-exempt entities that may be organized as trusts, partnerships, corporations or other types of associations.
CMOs are also subject to cash flow uncertainty and price volatility. Stripped mortgage securities (a type of potentially high-risk CMO) are created by separating the interest and principal payments generated by a pool of MBS or a CMO to create additional classes of securities. CMOs are subject to principal prepayments on the underlying mortgages and, thus, may be retired earlier than scheduled.
MBS are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities may not be an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments increase, sometimes rapidly. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the MBS at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a
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Fund’s NAV. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of MBS extends, resulting in increased volatility. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying MBS and thereby adversely affect the ability of the MBS issuer to make principal payments to MBS holders. The value of MBS backed by subprime loans has declined in the past, and may decline in the future, including significantly during market downturns.
MBS issued by the U.S. government and its agencies and instrumentalities may be backed by the full faith and credit of the U.S. government or may be guaranteed as to principal and interest payments. There are a number of important differences among the agencies, GSEs and instrumentalities of the U.S. government that issue MBS and among the securities that they issue.
Ginnie Mae Securities. MBS issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates and CMOs which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.
Fannie Mae and Freddie Mac Securities. MBS issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. government. Fannie Mae is a government-sponsored enterprise, which is chartered by Congress but owned by private shareholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. MBS issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates and CMOs. Like Fannie Mae, Freddie Mac is a government-sponsored enterprise, which is chartered by Congress but owned by private shareholders. Freddie Mac Certificates are not guaranteed by the U.S. government and do not constitute a debt or obligation of the U.S. government. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
For more information on recent events impacting Fannie Mae and Freddie Mac securities, see “Notable Events Regarding Fannie Mae and Freddie Mac Securities” under the heading “Risk Factors of Mortgage-Related Securities” below.
CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.
Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”
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Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the U.S.
REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.
CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.
Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
GSE Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE Credit risk transfer securities are notes issued directly by a GSE, such as Fannie Mae and Freddie Mac, and GSE credit-linked notes are notes issued by a SPV sponsored by a GSE. Investors in these notes provide credit protection for the applicable GSE’s mortgage-related securities guarantee obligations. In this regard, a noteholder receives compensation for providing credit protection to the GSE and, when a specified level of losses on the relevant mortgage loans occurs, the principal balance and certain payments owed to the noteholder may be reduced. In addition, noteholders may receive a return of principal prior to the stated maturity date reflecting prepayment on the underlying mortgage loans and in any other circumstances that may be set forth in the applicable loan agreement. The notes may be issued in different tranches representing the
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issuance of different levels of credit risk protection to the GSE on the underlying mortgage loans and the notes are not secured by the reference mortgage loans. There are important differences between the structure of GSE credit risk transfer securities and GSE credit-linked notes.
GSE Credit Risk Transfer Securities Structure. In this structure, the GSE receives the note sale proceeds. The GSE pays noteholders monthly interest payments and a return of principal on the stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans.
GSE Credit-Linked Notes Structure. In this structure, the SPV receives the note sale proceeds and the SPV’s obligations to the noteholder are collateralized by the note sale proceeds. The SPV invests the proceeds in cash or other short-term assets. The SPV also enters into a credit protection agreement with the GSE pursuant to which the GSE pays the SPV monthly premium payments and the SPV compensates the GSE for covered losses on the reference mortgage loans. The SPV pays noteholders monthly interest payments based on the premium payments paid by the GSE and the performance on the invested note sale proceeds. The noteholders also receive a return of principal on a stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans paid by the SPV or the GSE.
Mortgage TBAs. A Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (“Mortgage TBAs”). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. Mortgage TBAs are subject to the risks described in the “When-Issued Securities, Delayed Delivery Securities and Forward Commitments” section. Additionally, amendments to applicable rules include certain mandatory margin requirements for the TBA market, which may require the Funds to pay collateral in connection with their TBA transactions. The required margin could increase the cost of the Funds and add additional complexity for Funds engaging in these transactions.
Mortgage Dollar Rolls. In a mortgage dollar roll transaction, one party sells mortgage-backed securities, principally Mortgage TBAs, for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Economically offsetting TBA positions with the same agency, coupon, and maturity date, are generally permitted to be netted if the short position settles on the same date or before the long position. During the period between the sale and repurchase in a mortgage dollar roll transaction, a Fund will not be entitled to receive interest and principal payments on securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains. The benefits of mortgage dollar rolls may depend upon a Fund’s Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.
Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.
In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:
Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.
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Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.
Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.
Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. A Fund’s Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.
Privately Issued Mortgage-Related Securities. Non-government issuers, including commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Mortgage pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance of guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof may be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities may include second mortgages, high loan-to-value ratio mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with low credit ratings or other factors that increase the risk of default. For these reasons, the loans underlying these securities historically have had higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, at times, have also performed poorly. Even loans classified as prime may experience higher levels of delinquencies and defaults. A decline in real property values across the U.S. may exacerbate the level of losses that investors in privately issued mortgage-related securities have experienced. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
The Funds may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. Such third parties may have obligations to investors of mortgage-related securities under trust or other documents. For example, loan servicers may be liable to the holder of the mortgage-related securities for negligence or willful misconduct in carrying out their servicing duties. Similarly, loan originators/servicers may make certain representations and warranties regarding the quality
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of the mortgages and properties underlying a mortgage-related security, which if untrue, may trigger an obligation of the originator/service or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Although trust and other documents may include protective provisions, investors in certain mortgage-related securities have had limited success in enforcing terms or such agreements against such third parties. In addition, such third parties may have had interests that are in conflict with those holders of the mortgage-related.
For example, to the extent third party entities are involved in litigation relating to the securities, actions may be taken by such third parties that are adverse to the interest of the holders of the mortgage-related securities, including the Funds, such as withholding proceeds due to holders of the mortgage-related securities, to cover legal or related costs. Any such action could result in losses to the Funds.
In addition, certain mortgage-related securities, which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain REMICs that include Fannie Mae mortgages), are not considered as government securities for purposes of a Fund’s investment strategies or policies and may be subject to the same risks as privately-issued mortgage-related securities. There is no government or government-sponsored guarantee for such privately issued investments.
Adjustable Rate Mortgage Loans. Certain Funds may invest in adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.
Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.
Certain ARMs may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other ARMs may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.
There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year SOFR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate
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levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund’s portfolio and therefore in the NAV of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.
In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.
Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.
Risk Factors of Mortgage-Related Securities. The following is a summary of certain risks associated with Mortgage-Related Securities:
Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.
Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to a Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.
Liquidity. The liquidity of certain mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of such investments. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that a Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.
Market Value. The market value of a Fund’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates. When the market value of the properties underlying the Mortgage-Backed Securities suffer broad declines on a regional or national level, the values of the corresponding Mortgage-Backed Securities or Mortgage-Backed Securities as a whole, may be adversely affected as well.
Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of a Fund’s principal
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investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.
Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.
Notable Events Regarding Fannie Mae and Freddie Mac Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase 1,000,000 shares of senior preferred stock with an initial liquidation preference of $1 billion and obtained warrants and options to for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a GSE in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. The SPAs contain various covenants that severely limit each enterprise’s operations.
The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework (“ERCF”). The letter agreement also permits each enterprise to develop a plan to exit conservatorship, but may not do so until litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and MBS, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any MBS guaranteed by Freddie Mac and Fannie Mae, including any such MBS held by a Fund.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Under amendments to the ERCF, Fannie Mae and Freddie Mac have
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published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause a Fund’s investments to lose value.
Risks Related to GSE Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE Credit risk transfer securities are general obligations issued by a GSE and are unguaranteed and unsecured. GSE Credit-linked notes are similar, except that the notes are issued by an SPV, rather than by a GSE, and the obligations of the SPV are collateralized by the note proceeds as invested by the SPV, which are invested in cash or short-term securities. Although both GSE credit risk transfer securities and GSE credit-linked notes are unguaranteed, obligations of an SPV are also not backstopped by the Department of Treasury or an obligation of a GSE.
The risks associated with these investments are different than the risks associated with an investment in mortgage-backed securities issued by GSEs or a private issuer. For example, in the event of a default on the obligations to noteholders, noteholders such as the Funds have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to noteholders. As a result, there can be no assurance that losses will not occur on an investment in GSE credit risk transfer securities or GSE credit-linked notes and Funds investing in these instruments may be exposed to the risk of loss on their investment. In addition, these investments are subject to prepayment risk.
In the case of GSE credit-linked notes, if a GSE fails to make a premium or other required payment to the SPV, the SPV may be unable to pay a noteholder the entire amount of interest or principal payable to the noteholder. In the event of a default on the obligations to noteholders, the SPV’s principal and interest payment obligations to noteholders will be subordinated to the SPV’s credit protection payment obligations to the GSE. Payment of such amounts to noteholders depends on the cash available in the trust from the loan proceeds and the GSE’s premium payments.
Any income earned by the SPV on investments of loan proceeds is expected to be less than the interest payments amounts to be paid to noteholders of the GSE credit-linked notes and interest payments to noteholders will be reduced if the GSE fails to make premium payments to the SPV. An SPV’s investment of loan proceeds may also be concentrated in the securities of a few number of issuers. A noteholder bears any investment losses on the allocable portion of the loan proceeds.
An SPV that issues GSE credit-linked notes may fall within the definition of a “commodity pool” under the Commodity Exchange Act. Certain GSEs are not registered as commodity pool operators in reliance on CFTC no-action relief, subject to certain conditions similar to those under CFTC Rule 4.13(a)(3), which respect to the operation of the SPV. If the GSE or SPV fails to comply with such conditions, noteholders that are investment vehicles, such as the Funds, may need to register as a CPO, which could cause such a Fund to incur increased costs.
Municipal Securities
Municipal Securities are issued to obtain funds for a wide variety of reasons. For example, municipal securities may be issued to obtain funding for the construction of a wide range of public facilities such as:
1.
bridges;
2.
highways;
3.
roads;
4.
schools;
5.
waterworks and sewer systems; and
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6.
other utilities.
Other public purposes for which Municipal Securities may be issued include:
1.
refunding outstanding obligations;
2.
obtaining funds for general operating expenses; and
3.
obtaining funds to lend to other public institutions and facilities.
In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:
1.
water, sewage and solid waste facilities;
2.
qualified residential rental projects;
3.
certain local electric, gas and other heating or cooling facilities;
4.
qualified hazardous waste facilities;
5.
high-speed intercity rail facilities;
6.
governmentally-owned airports, docks and wharves and mass transportation facilities;
7.
qualified mortgages;
8.
student loan and redevelopment bonds; and
9.
bonds used for certain organizations exempt from Federal income taxation.
Certain debt obligations known as “Industrial Development Bonds” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:
1.
privately operated housing facilities;
2.
sports facilities;
3.
industrial parks;
4.
convention or trade show facilities;
5.
airport, mass transit, port or parking facilities;
6.
air or water pollution control facilities;
7.
sewage or solid waste disposal facilities; and
8.
facilities for water supply.
Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, however the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under Federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.
The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).
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The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:
1.
Short-term tax-exempt General Obligations Notes;
2.
Tax Anticipation Notes;
3.
Bond Anticipation Notes;
4.
Revenue Anticipation Notes;
5.
Project Notes; and
6.
Other forms of short-term tax-exempt loans.
Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:
1.
general money market conditions;
2.
coupon rate;
3.
the financial condition of the issuer;
4.
general conditions of the municipal bond market;
5.
the size of a particular offering;
6.
the maturity of the obligations; and
7.
the rating of the issue.
The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligations.
Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.
Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.
Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.
Premium Securities. During a period of declining interest rates, many Municipal Securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.
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Risk Factors in Municipal Securities. The following is a summary of certain risks associated with Municipal Securities:
Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.
Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:
●
the interest on the bonds may become taxable, possibly retroactively from the date of issuance;
●
the value of the bonds may be reduced;
●
you and other Shareholders may be subject to unanticipated tax liabilities;
●
a Fund may be required to sell the bonds at the reduced value;
●
it may be an event of default under the applicable mortgage;
●
the holder may be permitted to accelerate payment of the bond; and
●
the issuer may be required to redeem the bond.
In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.
Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than that of corporations having a class of securities registered under the SEC.
State and Federal Laws. An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict a Fund’s ability to collect payments due on Municipal Securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code (“UCC”)) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien).
Litigation and Current Developments. Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Securities in the same manner. Given the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico, risks associated with municipal obligations are heightened.
New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.
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Limitations on the Use of Municipal Securities. Certain Funds may invest in Municipal Securities if the Adviser determines that such Municipal Securities offer attractive yields. The Funds may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Funds may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.
Options and Futures Transactions
A Fund may purchase and sell (a) exchange traded and OTC put and call options on securities, on indexes of securities and other types of instruments, and on futures contracts on securities and indexes of securities and other instruments such as interest rate futures and global interest rate futures and (b) futures contracts on securities and other types of instruments and on indexes of securities and other types of instruments. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.
Subject to its investment objective and policies, a Fund may use futures contracts and options for hedging and risk management purposes and to seek to enhance portfolio performance.
Options and futures contracts may be used to manage a Fund’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate by the Fund’s Adviser and consistent with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund’s Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains, as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Fund’s turnover rate.
Certain Funds are operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. Certain other Funds may rely on no-action relief issued by the CFTC. For Funds that cannot rely on an exclusion from the definition of commodity pool operator, or no-action relief from the CFTC, the Adviser is subject to regulation as a commodity pool operator.
Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument
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underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.
The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The market value of an option may be adversely affected if the market for the option is reduced or becomes less liquid. Additionally, the market for an option may be impacted by the availability of additional expiry cycles, which may lead trading volume into contracts closer to expiration.
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
Selling (Writing) Put and Call Options on Securities. When a Fund writes a put option on a security, it takes the opposite side of the transaction from the option’s purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the security underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the market value of the underlying securities does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and a Fund will realize as profit the premium it received.
If the price of the underlying securities rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying security directly, however, because the premium received for writing the option should offset a portion of the decline.
Writing a call option obligates a Fund to sell or deliver the option’s underlying security in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
When a Fund writes an exchange traded put or call option on a security, it will be required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.
Certain Funds will usually sell covered call options or cash-secured put options on securities. A call option is covered if the writer either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities. Alternatively, for risk management purposes, a Fund will segregate or earmark liquid assets (i) in an amount equal to the Fund’s obligation under the contract with respect to call options or (ii) an amount greater of the market value of the instrument underlying the option or the strike price of the contract with respect to call options. A call option is also covered if a Fund (i) acquires a call option on the same security with a strike price equal to or lower than the strike price of the written call or (ii) acquires a call option on the same security with a strike price higher than the strike price of the written call and segregates liquid assets in an amount equal to the difference between the strike price of the two options. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As a Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer
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of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
A put option is cash-secured if the writer segregates cash, high-grade short-term debt obligations, or other permissible collateral equity to the exercise price. Alternatively, a put option is covered if a Fund (i) acquires a put option on the same security with a strike price equal to or higher than the strike price of written put or (ii) acquires a put option on the same security with a strike price lower than the strike price of the written put and segregates liquid assets in the amount equal to the difference between the strike price of the two options. When a Fund writes cash-secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, a Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While a Fund’s potential gain in writing a cash-secured put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
Engaging in Straddles and Spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. A Fund will sell a straddle when the Fund’s Adviser believes the price of a security will be stable. A Fund will receive a premium on the sale of the put and the call. A spread permits a Fund to make a hedged investment that the price of a security will increase or decline.
Options on ETFs and Indexes. Certain Funds may purchase and sell options on securities indexes and other types of indexes. Options on indexes are similar to options on securities, except that the exercise of index options may be settled by cash payments (or in some instances by a futures contract) and does not involve the actual purchase or sale of securities or the instruments in the index. In addition, these options are designed to reflect price fluctuations in a group of securities or instruments or segment of the securities’ or instruments’ market rather than price fluctuations in a single security or instrument. Certain Funds may also purchase and sell options on passively managed ETFs.
The value of a Fund’s options on an underlying ETF or index will fluctuate with changes in the value of the underlying ETF or index, and the value of the underlying ETF or index (the share price, in the case of an ETF, or the cash value of the level of an index) in turn will fluctuate with changes in the market values of the securities held by or included in the underlying ETF or index. The value of options is affected by changes in the value and dividend rates of the securities held by the underlying ETFs or represented in the index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the underlying ETFs or the index and the remaining time to the options’ expiration, as well as trading conditions in the options market.
A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio may not change as much as an index because a Fund’s investments generally will not match the composition of an index. Additionally, each of the options exchanges, boards of trade or other trading facilities, can establish limitations governing the maximum number of call or put options on the same underlying ETF or index that may be purchased or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). As such, the number of options any single Fund can purchase or write may be affected by options already purchased or written by other Funds. Under such limitations, option positions of all investment companies advised by the Adviser may be combined for purposes of these limits, and an exchange may order the liquidation of positions or may impose other sanctions or restrictions. Unlike options on securities, index options are cash settled, or settled with a futures contract in some instances, rather than settled by delivery of the underlying index securities or instruments.
Certain Funds purchase and sell credit options which are options on indexes of derivative instruments such as credit default swap indexes. Like other index options, credit options can be cash settled or settled with a futures contract in some instances. In addition, credit options can also be settled in some instances by delivery of the underlying index instrument. Credit options may be used for a variety of purposes including hedging, risk management such as positioning a portfolio for anticipated volatility or increasing income or gain to a Fund. There is no guarantee that the strategy of using options on indexes or credit options in particular will be successful. A Fund also risks losing all or part of the cash paid for purchasing
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put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of a Fund’s option strategies, and for these and other reasons, a Fund’s option strategies may not reduce a Fund’s volatility to the extent desired and could result in losses.
For a number of reasons, if a liquid secondary market does not exist, it might not be possible to effect a closing transaction with respect to a particular option a Fund has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations and the Fund may incur additional losses if the counterparty is unable to perform.
Exchange-Traded and OTC Options. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (“OTC options”) that meet the Fund’s creditworthiness standards. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Accordingly, these OTC options are subject to heightened credit risk, as well as liquidity and valuation risk depending upon the type of OTC options in which a Fund invests.
Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or, in the case of an index futures contract, to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or, in the case of an index futures contract, to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.
When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract, it will be required to deposit “initial margin” with a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis.
The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.
The Funds only invest in futures contracts on securities to the extent they could invest in the underlying securities directly. Certain Funds may also invest in index futures where the underlying securities or instruments are not available for direct investments by the Funds.
Cash Equitization. The objective where equity futures are used to “equitize” cash is to match the notional value of all futures contracts to a Fund’s cash balance. The notional values of the futures contracts and of the cash are monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques
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involve leverage, and thus present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.
Options on Futures Contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities or other index. Currently, futures contracts are available on various types of securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities or other index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation margin” payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin.
Combined Positions. Certain Funds may purchase and write options in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities or instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.
Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets posted as margin for its options could also be impaired. (See “Exchange-Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)
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Foreign Investment Risk. Certain Funds may buy and sell options on interest rate futures including global interest rate futures in which the reference interest rate is tied to currencies other than the U.S. dollar. Such investments are subject to additional risks including the risks associated with foreign investment and currency risk. See “Foreign Investments (including Foreign Currencies)” in this SAI Part II.
Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Fund’s Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.
Real Estate Investment Trusts (“REITs”)
Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:
●
limited financial resources;
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infrequent or limited trading; and
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more abrupt or erratic price movements than larger company securities.
In addition, small capitalization stocks, such as certain REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.
Regulatory Changes and Other Market Events Relating to the Overall Economy
Economic downturns can trigger various domestic economic, legal, budgetary, tax and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2007-2008 financial crisis and the COVID-19 pandemic led the U.S. Government, the Federal Reserve, the Treasury, the SEC, the FDIC and other governmental and regulatory bodies to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets. These actions included, in part, the enactment by the United States Congress of the Dodd-Frank Act, which was signed into law on July 21, 2010 and imposed a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed and final regulations by the SEC. Federal, state, local, foreign and other governments, their regulatory agencies, or self-regulatory organizations may take additional actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a Fund is regulated and could limit or preclude a Fund’s ability to achieve its investment
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objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems and public finances, they could affect Fund expenses and the value of Fund investments in unpredictable ways. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action, and the effect of such actions, if taken, cannot be known. However, current efforts by the U.S. Government to reduce the impact of regulations on the U.S. financial services industry could lead to the repeal of certain elements of the regulatory framework.
In addition, global economies and financial markets are becoming increasingly interconnected, and economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region, or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a Fund’s investment was harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.
Derivatives
Under the SEC rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies, a Fund’s trading of derivatives and other transactions that create future payment or delivery obligations are subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
A Fund’s derivatives and other similar instruments (collectively referred to hereinafter in this section as “derivatives”) have risks, such as credit risk, default risk, leverage risk, liquidity risk, counterparty risk, market risk, operational risk and legal risk. These risks include the imperfect correlation between the value of such instruments and the underlying assets of the applicable Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the applicable Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Counterparty risk also includes the risks of having concentrated exposure to a counterparty. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If a Fund is owed this fair market value in the
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termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Using derivatives is also subject to operational and legal risks. Operational risk generally includes documentation or settlement issues, system failures, inadequate controls and human error. Legal risk generally includes the risk of loss resulting from insufficient or unenforceable contractual documentation or insufficient capacity or authority of a Fund’s counterparty.
The counterparty risk for cleared derivative transactions is generally lower than for uncleared over-the-counter (OTC) derivatives because generally a clearing organization is substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to a Fund.
Certain of the derivatives in which a Fund invests may, in certain circumstances, give rise to a form of financial leverage, which may magnify the Fund’s gains and losses and the risk of owning such instruments. Like most other investments, derivatives are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivatives would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.
The use of derivatives may also subject a Fund to liquidity risk which generally refers to risk involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. Liquidity risk also refers to the risk that a Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands noted above. A Fund may have to sell a security at a disadvantageous time or price to meet such obligations.
A Fund may use derivatives for various purposes, including to gain targeted security exposure from its cash position, to manage duration or to gain or adjust sector or yield curve exposure, to hedge various investments, for risk management and to opportunistically enhance the Fund’s returns. Under certain market conditions, a Fund’s use of derivatives for cash management or other investment management purposes could be significant.
Repurchase Agreements
Repurchase agreements may be entered into with brokers, dealers or banks or other entities that meet the Adviser’s credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers or other entities believed by the Adviser to be creditworthy. The Adviser may consider the collateral received and any applicable guarantees in making its determination. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The maximum maturity permitted for a non- “putable” repurchase agreement will be 190 days. In the case of a tri-party agreement, the maximum notice period permitted for a “putable” or “open” repurchase agreement (i.e., where a Fund has a right to put the repurchase agreement to the counterparty or terminate the transaction at par plus accrued interest at a specified notice period) will be 190 days. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 190 days from the effective date of the repurchase agreement. In addition, the maturity of a “putable” or “open” repurchase agreement may be in excess of 190 days. A Fund will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest. The repurchase agreements further authorize a Fund to demand additional collateral in the event that the dollar value of the collateral falls below 100%. A Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities.
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All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3(c)(1) of the 1940 Act, which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. The Adviser may consider the collateral received and any applicable guarantees in making its determination. Certain Funds may, in addition, engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations, equity securities or other securities including securities that are rated below investment grade by the requisite NRSROs or unrated securities of comparable quality. For these types of repurchase agreement transactions, the Fund would look to the counterparty, and not the collateral, for determining such diversification.
A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by a Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by a Fund.
Under existing guidance from the SEC, certain Funds may transfer uninvested cash balances into a joint account, along with cash of other Funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“Covered Clearing Agency”) for U.S. Treasury securities require that every direct participant of the Covered Clearing Agency (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered Covered Clearing Agency, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a Covered Clearing Agency will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only Covered Clearing Agency for U.S. Treasury securities. Since the typical repurchase transaction counterparties of the Funds are direct participants of FICC, this means that eligible secondary market transactions by the Funds will be required to be cleared. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.
Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2026. The clearing mandate is expected to result in each Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by each Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.
Reverse Repurchase Agreements
In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities.
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Securities Lending
The following will apply to certain Funds if and when approved by the Board. This SAI will not be updated to reflect any such Board approval.
To generate additional income, certain Funds may lend up to 33 1∕3% of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the market value plus accrued interest on the securities lent. The Funds use Citibank, N.A. (“Citibank”) as their securities lending agent. Pursuant to a Third Party Securities Lending Rider to the Custody Agreement between JPMorgan Chase Bank, Citibank and the Funds (the “Third Party Securities Lending Rider”) approved by the Board of Trustees, Citibank compensates JPMorgan Chase Bank for certain custodial services provided by JPMorgan Chase Bank in connection with the Funds’ use of Citibank as securities lending agent.
Pursuant to the Global Securities Lending Agency Agreement approved by the Board of Trustees between Citibank and the Trust on behalf of the applicable Funds, severally and not jointly (the “Securities Lending Agency Agreement”), collateral for loans will consist only of cash. The Funds receive payments from the borrowers equivalent to the dividends and interest that would have been earned on the securities lent. For loans secured by cash, the Funds seek to earn interest on the investment of cash collateral in investments permitted by the Securities Lending Agency Agreement. Under the Securities Lending Agency Agreement, cash collateral may be invested in IM Shares of JPMorgan Prime Money Market Fund, JPMorgan U.S. Government Money Market Fund, and Class Agency SL Shares of the JPMorgan Securities Lending Money Market Fund.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for non-U.S. securities) subject to certain de minimis amounts. Loans are subject to termination by a Fund or the borrower at any time, and are therefore not considered to be illiquid investments. A Fund does not have the right to vote proxies for securities on loans over a record date of such proxies. However, if the Adviser has notice of the proxy in advance of the record date, the Adviser may terminate a loan in advance of the record date if the Adviser determines the vote is considered material with respect to an investment such as when the Adviser believes that its participation in the vote is necessary to preserve the long-term value of a Fund’s investment or in highly contested issues for which the Adviser believes its vote is important to the Fund’s strategy. In determining whether a vote is material, the Adviser’s determination is informed by its responsibility to act in a Fund’s best interests. In most cases, the Adviser anticipates that the potential long-term value to a Fund of voting shares would not be material and would therefore not justify forgoing the potential revenue the loan may provide the Fund. This may result in proxies being voted by the borrower of the security in a way that would be contrary with how the Adviser would vote if the security had not been lent including for certain Funds that have strategies to invest in companies that the Adviser believes are sustainable leaders based on the Adviser’s sustainability criteria or that meet certain other ESG criteria. However, in certain instances, the Adviser may determine, in its independent business judgment, that the value of voting outweighs the securities lending revenue loss to a Fund and would therefore recall shares to be voted in those instances.
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. The earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan. Also, the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of collateral posted. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. In addition, loans may be made to affiliates of Citibank. Funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.
To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral
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owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
Short Selling
In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.
Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.
A Fund may not always be able to borrow a security it wants to sell short. A Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser’s research and the management team’s investment decisions. The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the Adviser to sell securities short on behalf of a Fund. For example, in September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, a Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of a Fund (especially if a Fund utilizes short selling as a significant portion of its investment strategy) to execute its investment strategies generally.
Short sales also involve other costs. A Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased by the amount of premiums, interest or expenses a Fund may be required to pay in connection with the short sale. Realized gains from short sales are typically treated as short-term gains/losses.
Certain of a Fund’s service providers may have agreed to waive fees and reimburse expenses to limit the Fund’s operating expenses in the amount and for the time period specified in the Fund’s prospectuses. The expense limitation does not include certain expenses including, to the extent indicated in a Fund’s prospectuses, dividend and interest expense on short sales. In calculating the interest expense on short sales for purposes of this exclusion, a Fund will recognize all economic elements of interest costs, including premium and discount adjustments.
Short-Term Funding Agreements
Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to a Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.
Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments.
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Special Purpose Acquisition Companies
A Fund may invest in stocks, warrants, rights, debt and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units.” Units include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which each security typically is freely tradeable. An alternative to private companies making an initial public offering (“IPO”) can be combining with a SPAC, which permits the private company to go public by taking the SPAC’s place on an exchange. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. In addition, a Fund may elect not to participate in a proposed SPAC transaction or may be required to divest its interests in the SPAC due to regulatory or other considerations. As a result, it is possible that an investment in a SPAC may lose value.
If an acquisition or merger that meets the requirements of the SPAC is not completed within a pre-established period of time (typically, two years), the funds invested in the SPAC (less any permitted expenses and any losses experienced by the SPAC) are returned to its shareholders, unless shareholders approve alternative options. Any warrants or other rights with respect to a SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC.
Because SPACs and similar entities are blank check companies and do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Some SPACs pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices and the risks associated with these investments. In addition, the securities issued by a SPAC may be classified as illiquid and/or be subject to restrictions on resale, which may be for an extended time, and may only be traded in the over-the-counter market. If there is no market for the shares of the SPAC or only a thinly traded market for shares or interests in the SPAC develops, a Fund may not be able to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s value. If not subject to a restriction on resale, a Fund may sell its investments in a SPAC at any time, including before, at or after the time of an acquisition or merger.
An investment in a SPAC may be diluted by additional, later offerings of securities by the SPAC or by other investors exercising existing rights to purchase securities of the SPAC. Generally, SPACs provide the opportunity for common shareholders to have some or all of their shares of common stock redeemed by the SPAC at or around the time of a proposed acquisition or merger. An investment in a SPAC is subject to the risks that any proposed acquisition or merger may not obtain the requisite approval of SPAC shareholders or that an acquisition or merger may prove unsuccessful and lose value. An investment in a SPAC is also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. The values of investments in SPACs may be highly volatile and may depreciate over time.
In addition, investments in SPACs may be subject to the risks of investing in an IPO. These risks include risks associated with companies that have little or no operating history as public companies, unseasoned trading and small number of shares available for trading and limited information about the issuer. Additionally, investments in SPACs may be subject to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. Although some IPOs may produce high, double-digit returns, such returns are highly unusual and may not be sustainable.
Structured Investments
A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment
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characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, CDOs, credit linked notes, and participation notes and participatory notes. Additional information including risk information is included under Asset-Backed Securities.
Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
Credit Linked Notes. Certain Funds may invest in structured instruments known as credit linked securities or credit linked notes (“CLNs”). CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the CLN trust.
Certain Funds may enter into CLNs structured as “First-to-Default” CLNs. In a First-to-Default CLN, the CLN trust enters into a credit default swap on a portfolio of a specified number of individual securities pursuant to which the CLN trust sells protection to a counterparty. The CLN trust uses the proceeds of issuing investments in the CLN trust to purchase securities, which are selected by the counterparty and the total return of which is paid to the counterparty. Upon the occurrence of a default or credit event involving any one of the individual securities, the credit default swaps terminate and a Fund’s investment in the CLN trust is redeemed for an amount equal to “par” minus the amount paid to the counterparty under the credit default swap.
Certain Funds may also enter in CLNs to gain access to sovereign debt and securities in emerging market particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative.
A Fund’s investments in CLNs is subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.
Equity-Linked Notes. Certain Funds may invest in structured investments known as equity-linked notes (“ELNs”). ELNs are hybrid derivative-type instruments that are designed to combine the characteristics of one or more reference securities (e.g., a single stock, a stock index or a basket of stocks (“underlying securities”)) and a related equity derivative. ELNs are structured as notes that are issued by
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counterparties, including banks, broker-dealers or their affiliates, and are designed to offer a return linked to the underlying securities within the ELN. ELNs can provide a Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.
Generally, when purchasing an ELN, a Fund pays the counterparty the current value of the underlying securities plus a commission. Upon the maturity of the note, a Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. If the underlying securities have depreciated in value or if their price fluctuates outside of a preset range, depending on the type of ELN in which a Fund invested, the Fund may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely.
ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly or semiannually), varied participation rates (the rate at which a Fund participates in the appreciation of the underlying securities), limitations on the appreciation potential of the underlying securities by a maximum payment or call right, and different protection levels on a Fund’s principal investment. In addition, when the underlying securities are foreign securities or indices, an ELN may be priced with or without currency exposure. A Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment.
Investing in ELNs may be more costly to a Fund than if the Fund had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk and, as applicable, foreign securities and currency risk. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as credit or counterparty risk. Should the prices of the underlying instruments move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the entire principal investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities.
ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of these investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
If the ELN is held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of an ELN that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying equity security, but typically does not receive voting rights as it would if it directly owned the underlying equity security. In addition, there can be no assurance that there will be a trading market for an ELN or that the trading price of the ELN will equal the underlying value of the instruments that it seeks to replicate. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing a Fund’s turnover rate, transaction costs and tax liability.
Participation Notes and Participatory Notes. Certain Funds may invest in instruments that have similar economic characteristics to equity securities, such as participation notes (also known as participatory notes (“P-notes”)) or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.
If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing a Fund’s turnover rate, transaction costs and tax liability.
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Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose a Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects a Fund to counterparty risk (and this risk may be amplified if the Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.
Swaps and Related Swap Products
Swap transactions may include, but are not limited to, interest rate swaps, currency swaps, cross-currency interest rate swaps, forward rate agreements, contracts for differences, total return swaps, index swaps, basket swaps, specific security swaps, fixed income sectors swaps, commodity swaps, asset-backed swaps (ABX), commercial mortgage-backed securities (CMBS) and indexes of CMBS (CMBX), credit default swaps, interest rate caps, price lock swaps, floors and collars and swaptions (collectively defined as “swap transactions”).
A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. They may be bilaterally negotiated between the two parties (referred to as OTC swaps) or traded over an exchange. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.
The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month SOFR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis,” and a Fund will receive or pay, as the case may be, only the net amount of the two payments.
The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.
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The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Fund’s Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund. A Fund’s Adviser will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.
A Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Fund’s Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.
The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by a Fund’s Adviser and approved by the Trustees which are based on various factors, including: (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.
During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.
The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.
Under the Dodd-Frank Act, certain swaps that were historically traded OTC must now be traded on an exchange or facility regulated by the CFTC and/or centrally cleared (central clearing interposes a central clearing house to each participant’s swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity and transparency, but they do not make swap transactions risk-free. Moving trading to an exchange-type system may increase market transparency and liquidity but may require Funds to incur increased expenses to access the same types of cleared and uncleared swaps. Moreover, depending on the size of a Fund and other factors, the margin required under the clearinghouse rules and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. But applicable regulators have also adopted rules imposing margin requirements, including minimums, on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps as well. Recently adopted rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Swaps data reporting may result in greater market transparency, but may subject a Fund to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected. Implementing these new exchange trading, central clearing, margin and data reporting regulations may increase a Fund’s cost of hedging risk and, as a result, may affect returns to Fund investors.
Credit Default Swaps. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include credit default swaps, which are contracts on individual securities, and credit default swap indices (“CDX”), which are contracts on baskets or indices of securities.
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Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
If a Fund is a seller of protection under a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.
If a Fund is a buyer of protection under a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a downgrade in credit rating) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, a Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to a Fund.
The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition to general market risks, CDSs involve liquidity, credit and counterparty risks. The recent increase in corporate defaults further raises these liquidity and credit risks, increasing the possibility that sellers will not have sufficient funds to make payments. As unregulated instruments, CDSs are difficult to value and are therefore susceptible to liquidity and credit risks. Counterparty risks also stem from the lack of regulation of CDSs. Collateral posting requirements are individually negotiated between counterparties and there is no regulatory requirement concerning the amount of collateral that a counterparty must post to secure its obligations under a CDS. Because they are unregulated, there is no requirement that parties to a contract be informed in advance when a CDS is sold. As a result, investors may have difficulty identifying the party responsible for payment of their claims.
If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. There is no readily available market for trading out of CDS contracts. In order to eliminate a position it has taken in a CDS, a Fund must terminate the existing CDS contract or enter into an offsetting trade. A Fund may only exit its obligations under a CDS contract by terminating the contract and paying applicable breakage fees, which could result in additional losses to the Fund. Furthermore, the cost of entering into an offsetting CDS position could cause a Fund to incur losses.
Under the Dodd-Frank Act, certain CDS indices are subject to mandatory central cleaning and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDS index transactions.
Synthetic Variable Rate Instruments
Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. A Fund’s Adviser reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to a Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events occur, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond’s tax exempt status, then the put will terminate and the risk to a Fund will be that of holding a long-term bond.
Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
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Treasury Receipts
A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.
Trust Preferred Securities
Certain Funds may purchase trust preferred securities, also known as “trust preferreds,” which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by a bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
U.S. Government Obligations
U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U.S., and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS and Coupons Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in TIPS. U.S. government obligations are subject to market risk, interest rate risk and credit risk.
The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.
Other obligations include those issued or guaranteed by U.S. government agencies, GSEs or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the U.S. Securities which are backed by the full faith and credit of the U.S. include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the U.S., the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the U.S. include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.
The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility. In addition, the high and rising national debt may adversely impact the U.S.
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economy and securities in which a Fund may invest. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating agency’s decision to downgrade the sovereign credit rating of the United States.
When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.
Forward Commitments. Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased.
Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then-available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing a Fund from recovering the collateral or completing the transaction.
To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.
ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES
ESG Integration
Certain Funds disclose in their prospectuses that the adviser integrates financially material environmental, social, and governance (“ESG”) factors as part of the Fund’s investment process (“ESG Integration”). ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. ESG Integration does not change a Fund’s investment objective, exclude specific types of companies or constrain a Fund’s investable universe. Environmental issues are defined as issues related to the quality and function of the natural environment and natural systems. Some examples include greenhouse gas emissions, climate change resilience, pollution (air, water, noise, and light), biodiversity/habitat protection and waste management. Social issues are defined as issues related to the rights, wellbeing and interests of people and communities. Some examples include workplace safety,
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cybersecurity and data privacy, human rights, local stakeholder relationships, and discrimination prevention. Governance issues are issues related to the way companies are managed and overseen. Some examples include independence of chair/board, fiduciary duty, board diversity, executive compensation and bribery and corruption. These examples of ESG issues are provided for illustrative purposes only and are not exhaustive. In addition, as ESG Integration focuses on financial materiality, not all ESG factors are relevant to a particular investment, asset class, or Fund.
ESG Integration for a Fund is dependent upon the availability of sufficient ESG information on the Fund’s investment universe. In addition, in order for a Fund to be considered ESG integrated, JPMIM requires: (1) portfolio management teams to consider proprietary research on the financial materiality of ESG issues on the Fund’s investments; (2) documentation of the adviser’s research views and methodology throughout the investment process; and (3) appropriate monitoring of ESG considerations in ongoing risk management and portfolio monitoring. ESG determinations may not be conclusive and securities of companies /issuers may be purchased and retained, without limit, by the adviser regardless of potential ESG impact. The impact of ESG Integration on a Fund’s performance is not specifically measurable as investment decisions are discretionary regardless of ESG considerations.
Investments in the Asia Pacific Region
The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.
Investments in the European Market
Some of the Funds may invest in securities in the European Market. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. Responses to economic or financial difficulties by European governments, central banks and others, including austerity measures and reforms, may be ineffective, may limit future economic growth or recovery, and/or may result in social unrest or other unintended consequences. Any of the foregoing events could significantly affect the value of a Fund’s European investments. The national politics of European countries can be unpredictable and subject to influence by disruptive political groups or ideologies. The occurrence of conflicts, war or terrorist activities in Europe could have an adverse impact on financial markets. The risk of investing in Europe may be heightened due to steps taken by the United Kingdom to exit the European Union. On January 31, 2020, the United Kingdom officially withdrew from the European Union. As of May 1, 2021, the EU-UK Trade and Cooperation Agreement (“TCA”) governs certain aspects of the European Union’s and the United Kingdom’s relationship, many of which are still to be determined, including those related to financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
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On February 1, 2022, the European Union adopted a settlement discipline regime pursuant to Central Securities Depositories Regulation (“CSDR” and the “CSDR SDR”) which aims to address and prevent the number of settlement fails that occur where in-scope instruments settle in European Economic Area (“EEA”) central securities depositories (“CSDs”). Under the regime, among other things, EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants.
The CSDR requirements apply to transactions in transferable securities (e.g., stocks and bonds), money market instruments, shares of funds and emission allowances that will be settled through an EEA CSD and that are admitted to trading or traded on an EEA trading venue or cleared by an EEA central counterparty.
The most controversial aspect of the CSDR SDR, the mandatory buy-ins (“MBI”) i.e. if a settlement fail continues for a specified period of time after the intended settlement date, a buy-in process must be initiated to effect the settlement, has not yet taken effect. Its implementation was delayed while legislative changes to its form and nature were being considered. Those legislative changes, in the form of an amending regulation (Regulation (EU) 2023/2845, the “CSDR Refit”), have, as of January 16, 2024 now entered into law. Depending on the particular provision in question, CSDR Refit will apply from January 16, 2024, May 1, 2024 or two years after entering into force (i.e., January 2026).
Pursuant to the CSDR Refit, the MBI regime will now be a measure of last resort. Although the exact form and scope of the MBI regime is unknown, and ultimately will be set out by way of a new delegated act. The CSDR Refit also expressly specifies certain types of transactions to which MBI will not apply, including securities financing transactions. Exact timing for the new, CSDR Refit revised MBI is unknown but it will not be before November 2, 2025, at the earliest. In addition to the MBI changes, CSDR Refit makes other amendments to CSDR including for example, for the CSDR SDR, clarifying that the SDR penalty mechanism shall not apply in certain cases.
The CSDR SDR may result in a Fund bearing increased operational and compliance costs and a Fund may bear the net effect of any penalties and credits incurred under the CSDR in respect of its trading, which could increase a Fund’s expenses and adversely affect Fund performance. JPMIM may seek reimbursement from the relevant broker or agent, as determined by JPMIM from time to time, although there can be no assurance that JPMIM will seek such reimbursement or that a Fund will recover or be reimbursed for any amounts at issue. CSDR may also affect liquidity and increase trading costs associated with relevant securities.
Investments in the Commonwealth of Puerto Rico
The Commonwealth of Puerto Rico and certain of its instrumentalities in recent years experienced financial difficulties, including persistent government budget deficits and significant debt service obligations, and continue to face fiscal and economic challenges including underfunded government retirement systems, a high unemployment rate and tax erosion from significant out-migration. In addition, Puerto Rico is prone to severe weather events and natural disasters. Severe weather events or natural disasters that may occur in the future could have a significant and long-lasting adverse impact on Puerto Rico’s economy.
A Fund’s investments in municipal securities may be affected by political and economic developments within the applicable municipality and by the financial condition of the municipality. Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties since 2000, and in 2017 Puerto Rico and certain of its instrumentalities entered bankruptcy-like proceedings allowing Puerto Rico and its instrumentalities to halt debt payments pending the restructuring of their debt. A default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.
An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments in those securities. Pursuant to Chapter 9 of the U.S. Bankruptcy Code, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. The U.S. Bankruptcy Code provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code.
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Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. In June 2016, the U.S. Supreme Court ruled that Puerto Rico legislation that would have allowed certain Puerto Rico public corporations to seek protection from creditors and to restructure their debt was unconstitutional. In the same month, the U.S. Congress passed the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”), which established a federally-appointed fiscal oversight board (“Oversight Board”) to oversee Puerto Rico’s financial operations and possible debt restructuring. On May 3, 2017, the Oversight Board filed a debt restructuring petition in the U.S. District Court in Puerto Rico to seek bankruptcy-like protections from, at the time of the filing, approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition to the debt restructuring petition filed on behalf of Puerto Rico, in May 2017, the Oversight Board separately filed debt restructuring petitions for certain Puerto Rico instrumentalities, including the Puerto Rico Highways and Transportation Authority (“HTA”), Puerto Rico Sales Tax Financing Corporation (“COFINA”), Puerto Rico Electric and Power Authority (“PREPA”) and Employee Retirement System. In February 2019, a federal judge approved a Plan of Adjustment reducing COFINA debt from $18 billion to $6 billion. More recently, on January 18, 2022, a federal judge approved a Plan of Adjustment, which became effective in March 2022, under which the largest portion of Puerto Rico’s debt was reduced from $34.3 billion to $7.4 billion, and its annual debt service was reduced from $4.2 billion to $1.15 billion. Later that year, on October 13, 2022, a federal judge approved a Plan of Adjustment to reduce the HTA debt from $6 billion to $1.6 billion. There continue to be ongoing efforts to restructure more than $10 billion of PREPA debt. There can be no assurances that these debt restructuring efforts will be effective or that Puerto Rico will be able to service debt payments following the completion of the debt restructuring. In addition, any restructurings approved by a federal court could be appealed and overturned. The mediation process and certain litigation is ongoing with respect to certain municipal securities issued by Puerto Rico and its political subdivisions, instrumentalities and authorities. It is not presently possible to predict the results of this mediation and litigation, but such outcomes will have a significant impact on bondholders of those municipal securities. Further legislation by the U.S. Congress, or actions by the oversight board established by PROMESA, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by a Fund and could reduce a Fund’s performance.
Investments in the Greater China Region
Investing in Mainland China, Hong Kong and Taiwan (collectively, “the China Region”) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies and territorial and other disputes with other countries; (e) greater price volatility and significantly smaller market capitalization of securities markets, particularly in Mainland China; (f) substantially less liquidity, particularly of certain share classes of Mainland Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Mainland Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China Region companies, particularly those located in Mainland China, may be smaller, less seasoned and newly organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in Mainland China; (n) the fact that statistical information regarding the economy of Mainland China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Mainland Chinese government to support the Mainland Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (s) the rapidity and erratic nature of growth, particularly in Mainland China, resulting in inefficiencies and dislocations; (t) the risk of embargoes, sanctions, investment restrictions and other trade limitations, including that certain securities are, or may in the future, become restricted, and a Fund may be forced to
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sell such restricted security and incur a loss as a result; (u) the risk that, because of the degree of interconnectivity between the economies and financial markets of Mainland China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from Mainland China, or an economic downturn in Mainland China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well; and (v) limitations on the ability of U.S. authorities to enforce actions against non-U.S. companies and non-U.S. persons. China’s growing trade surplus with the United States has increased the risk of trade disputes. For example, recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s, or other countries, export industry and a negative impact on a Fund. In addition, as China’s economic and political strength has grown in recent years, it has shown a greater willingness to assert itself militarily in the region. Military or diplomatic moves to resolve any issues could adversely affect the economies in the region and thus, a Fund’s investments.
Investment in the China Region is subject to certain political risks. Following the establishment of the People’s Republic of China (“PRC”) by the Communist Party in 1949, the Mainland Chinese government renounced various debt obligations incurred by Mainland China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Mainland Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. The political reunification of Mainland China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. Mainland China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to Mainland China. However, if Mainland China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.
As with all transition economies, Mainland China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to Mainland China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong’s success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion. In addition to the risks inherent in investing in the emerging markets, the risks of investing in Mainland China, Hong Kong, and Taiwan merit special consideration.
People’s Republic of China. The government of the PRC is dominated by the one-party rule of the Chinese Communist Party.
Mainland China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Mainland Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in Mainland China are still owned by the Mainland Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over Mainland China’s economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.
Following years of steady growth, the pace of growth of Mainland China’s economy has relatively slowed, partly as a result of the government’s attempts to shift the economy away from export manufacturing and towards domestic consumption and to prevent the overheating of certain sectors. The slow down subjects Mainland China’s economy to significant risks, including economic, social, and political risks. Additionally, Mainland China’s economy remains heavily dependent on exports. The imposition of tariffs or other trade barriers or a downturn in the economy of a significant trading partner could adversely impact Mainland Chinese companies. Over the long term, Mainland China’s major challenges include dealing with its aging infrastructure, worsening environmental conditions and rapidly widening urban and rural income gap.
As with all transition economies, Mainland China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Mainland Chinese legal system, in particular, constitutes a significant risk factor for investors. The
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Mainland Chinese legal system is based on statutes. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. However, despite the expanding body of law in Mainland China, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain.
Hong Kong. In 1997, Great Britain handed over control of Hong Kong to the Chinese mainland government. Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Mainland Chinese government. Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law guarantees existing freedoms, including free speech and assembly, press, religion, and the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law. Mainland China has committed by treaty to preserve Hong Kong’s autonomy until 2047. However, as of July 2020, the Chinese Standing Committee of the National People’s Congress enacted the law of the PRC on Safeguarding National Security in the Hong Kong Special Administrative Region. As of the same month, Hong Kong is no longer afforded preferential economic treatment by the United States under U.S. law, and there is uncertainty as to how the economy of Hong Kong will be affected. If Mainland China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.
Taiwan. For decades, a state of hostility has existed between Taiwan and the PRC. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. In the past, Mainland China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia’s great exporting nations. However, investing in Taiwan involves the possibility of the imposition of exchange controls, such as restrictions on the repatriation of Fund investments or on the conversion of local currency into foreign currencies. As an export-oriented economy, Taiwan depends on an open world trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in Mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in these parts of the region.
Mainland Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors. There is uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the shell company could forfeit its interest in the business of the Chinese operating company. Further, in case of a dispute, the remedies and rights of a Fund may be limited, and such legal uncertainty may be exploited against the interests of a Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, a Fund, as a foreign investor, may have little or no legal recourse. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese company may engage in activities that negatively impact investment value. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership. In a VIE structure, foreign investors will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals
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(and/or Chinese companies) to obtain the licenses and/or assets required to operate in a restricted or prohibited sector in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other United States regulators.
On February 17, 2023, the China Securities Regulatory Commission (“CSRC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”), which went into effect on March 31, 2023. The Trial Measures and its implementing guidelines require Chinese companies that pursue listings outside of Mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. Although the Trial Measures and its implementing guidelines do not prohibit the use of VIE structures, they do not serve as a formal endorsement either. Investments involving a VIE may also pose additional risks because the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and the directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company.
Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. Further, if the Mainland Chinese government determines that the agreements establishing the VIE structure do not comply with Mainland Chinese law and regulations, including those related to prohibitions on foreign ownership, the Mainland Chinese government could subject the Mainland Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Mainland Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable. If any of the foregoing were to occur, the market value of a Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
In addition, Mainland Chinese companies listed on U.S. exchanges, including ADRs and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a Fund to invest in such securities and increase the cost of the Fund if it is required to seek alternative markets in which to invest in such securities. Investments involving a VIE may also pose additional risks because the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and the directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company.
Securities are listed on either the Shanghai and/or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes, A shares, which are mostly limited to domestic investors, and B shares, which are allocated for both international and domestic investors. A Fund’s exposure to securities listed on either the Shanghai or Shenzhen exchanges will initially be through B shares. The government of Mainland China has announced plans to exchange B shares for A shares and to merge the two markets. Such an event may produce greater liquidity and stability for the combined markets. However, it is uncertain whether or the extent to which these plans will be implemented. In addition to B shares, a Fund may also invest in Hong Kong listed H shares, Hong Kong listed Red chips (which are companies owned by Mainland China enterprises, but are listed in Hong Kong), and companies that meet one of the following categories: the company is organized under the laws of, or has a principal office in China (including Hong Kong and Macau) or Taiwan; the principal securities market for the issuer is Mainland China or Taiwan; the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in Mainland China or Taiwan; or at least 50% of the issuer’s assets are located in Mainland China or Taiwan.
Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect. The Funds may invest in certain China A-Shares through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect Program (the “Programs”). The Programs are securities trading and
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clearing linked programs developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), Shanghai Stock Exchange (“SSE”), Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) with an objective to achieve mutual stock market access between Mainland China and Hong Kong. The Programs will allow foreign investors to trade certain SSE and SZSE listed China A-Shares through Hong Kong based brokers.
Trading through the Programs are subject to various risks described below, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk.
Securities purchased under each Program generally may not be sold, purchased or otherwise transferred other than through that Program in accordance with applicable rules. While each Program is not subject to individual investment quotas, daily investment quotas apply to all Program participants, which may restrict or preclude a Fund’s ability to purchase particular securities at a particular time. In addition, securities purchased through the Programs are subject to Mainland Chinese securities regulations that restrict the levels of foreign ownership in local securities which could require a Fund to sell securities if ownership of the securities exceeds applicable quotas. Furthermore, additional restrictions may preclude a Fund from being eligible to invest in certain securities traded through a Program. Because all trades in the Programs must be settled in Renminbi (“RMB”), the Mainland Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Trades through each Program are subject to certain requirements prior to trading which may limit the number of brokers that a Fund may use. This may affect the quality of execution received by a Fund. In addition, applicable laws may, under certain circumstances, require an investor to return profits obtained from the purchase and sale of shares.
The HKSCC provides clearing, settlement, nominee functions and other related services of the trades executed by Hong Kong market participants through an arrangement with ChinaClear. The PRC regulations, which include certain restrictions on selling and buying, will apply to all market participants. In the case of a sale, brokers must have access to certain information about the transaction prior to execution. Because of the various requirements and restrictions applicable to the Programs, a Fund may not be able to purchase and/or dispose of holdings of China A-Shares in a timely manner.
To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that a Fund will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.
The Shanghai-Hong Kong Stock Connect Program began operation in November 2014 and the Shenzhen-Hong Kong Stock Connect Program began operation in December 2016. The relevant regulations relating to the Programs are untested and subject to change. There is no certainty as to how they will be applied which could adversely affect a Fund. The Programs require use of new information technology systems which may be subject to operational risk due to its cross-border nature. If the relevant systems fail to function properly, trading in the Shanghai and Shenzhen markets through the Programs could be disrupted.
As in other emerging and less developed markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities in Mainland China. Consequently the applicable courts may consider that any nominee or custodian as registered holder of securities would have full ownership thereof and that a beneficial owner may have no rights whatsoever in respect thereof and may be limited in its ability to pursue claims against the issuer of a security. Additionally, the securities that a Fund may invest in through the Programs may present illiquidity and price volatility concerns and difficulty in determining market valuations of securities due to limited public information on issuers. Such securities may also be subject to limited regulatory oversight and an increased risk of being delisted or suspended. Suspensions or delistings may become widespread, and the length of suspension may be significant and difficult to predict.
The Programs utilize an omnibus clearing structure, and a Fund’s shares will be registered in its custodian’s, subcustodian’s or clearing broker’s name on the HKSCC system and in HKSCC’s name on the ChinaClear system. This may limit a Fund’s adviser’s or subadviser’s ability to effectively manage a Fund, and may expose a Fund to the credit risk of its custodian or subcustodian or to greater risk of expropriation.
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Similarly, HKSCC would be responsible for the exercise of shareholder rights with respect to corporate actions (including all dividends, rights issues, merger proposals or other shareholder votes). While HKSCC may provide investors with the opportunity to provide voting instructions, investors may not have sufficient time or the opportunity to consider proposals or provide instructions.
The Hong Kong Investor Compensation Fund covers losses in relation to defaults occurring on or after January 1, 2020 by securities brokers in Hong Kong on securities traded on a stock market operated by the SSE or the SZSE and in respect of which an order for sale or purchase is routed through the Programs. Otherwise, defaults with respect to investments in the Programs may not be covered by the China Securities Investor Protection Fund and, without the protection of such programs, will be subject to the risk of default by a broker in Mainland China. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with clearing participants will be limited to assisting clearing participants with claims. While it is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear, there can be no assurances that it will do so, or that it will be successful in doing so. In this event, the Fund may not fully recover its losses and the process could be delayed.
The Programs will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in each applicable market are open on the corresponding settlement days and the Funds will only trade through each Program on days that they are open. There may be occasions when it is a normal trading day for the PRC market but a Fund cannot carry out any China A-Shares trading. A Fund may be subject to risks of price fluctuations in China A-Shares during the time when each Program is not trading as a result. Additionally, different fees and costs are imposed on foreign investors acquiring China A-Shares acquired through the Programs, and these fees and costs may be higher than comparable fees and costs imposed on owners of other securities providing similar investment exposure. There is uncertainty of whether and how certain gains on PRC securities will to be taxed, the possibility of the rules being changed and the possibility of taxes being applied retrospectively. Consequently, investors may be advantaged or disadvantaged depending upon the final outcome of how such gains will be taxed and when they subscribed and/or redeemed their shares.
Because the Programs are relatively new, the actual effect on the market for trading China A-Shares with the introduction of large numbers of foreign investors is unknown. The Programs are subject to regulations promulgated by regulatory authorities for the applicable exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Programs, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the exchanges will continue to support the Programs in the future.
China Interbank Bond Market. The China Interbank Bond Market (“CIBM”) is an OTC market established in 1997, and accounts for approximately 90% of outstanding bond values of the total trading volume in the PRC. On CIBM, domestic institutional investors and certain foreign institutional investors can trade, on a one-to-one quote-driven basis, sovereign bonds, government bonds, corporate bonds, bond repos, bond lending, bills issued by the People’s Bank of China (“PBOC”) and other financial debt instruments. CIBM is regulated and supervised by the PBOC. The PBOC is responsible for, among others, promulgating the applicable CIBM listing, trading and operating rules, and supervising the market operators of CIBM. CIBM provides for two trading models: (i) bilateral negotiation and (ii) “click-and-deal.” The China Foreign Exchange Trading System (“CFETS”) is the unified trading platform for CIBM, on which all products are traded through independent bilateral negotiation on a transaction by transaction basis. A market-making mechanism has also been introduced to improve market liquidity and enhance efficiency with respect to trading on CIBM.
Once a transaction is agreed, the parties will, in accordance with the terms of the transaction, promptly send instructions for the delivery of bonds and funds. Parties are required to have sufficient bonds and funds for delivery on the agreed delivery date. China Central Depository & Clearing Co., Ltd (“CCDC”) will deliver bonds according to the instructions sent by the parties. Clearing banks will handle the transfer of funds and settlement of the payments of the bonds on behalf of the parties.
Certain Funds, including the Core Plus Bond ETF and International Bond Opportunities ETF, may invest in certain Chinese fixed income products traded on the CIBM through the “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program. The Bond Connect program is a new initiative launched in July 2017 established by CFETS, CCDC, Shanghai Clearing House (“SHCH”), and Hong Kong Exchanges and Clearing Limited (“HKEx”) and Central Moneymarkets Unit
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(“CMU”) of the Hong Kong Monetary Authority (“HKMA”) to facilitate investors from Mainland China and Hong Kong to trade in each other’s bond markets through connection between the Mainland China and Hong Kong financial institutions.
Under the prevailing PRC regulations, eligible foreign investors are allowed to invest in the bonds available on the CIBM through the northbound trading of Bond Connect (“Northbound Trading Link”). There is no investment quota for the Northbound Trading Link. Under the Northbound Trading Link, eligible foreign investors are required to appoint the CFETS or other institutions recognized by the PBOC as registration agents to apply for registration with the PBOC.
Cash deposited in the cash account of a Fund with the relevant onshore settlement agent will not be segregated. In the event of the bankruptcy or liquidation of the onshore settlement agent, a Fund will not have any proprietary rights to the cash deposited in such cash account and may face difficulty and/or encounter delays in recovering such assets, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.
Market volatility and potential lack of liquidity due to low trading volume of certain debt securities in the China interbank bond market may result in prices of certain debt securities traded on such market fluctuating significantly. A Fund is therefore subject to liquidity and volatility risks. The bid and offer spreads of the prices of such securities may be large, and a Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments.
A Fund is also exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with a Fund may default in its obligation to settle the transaction by delivery of the relevant security or by payment for value.
The Northbound Trading Link refers to the trading platform that is located outside of Mainland China and is connected to CFETS for eligible foreign investors to submit their trade requests for bonds circulated in the CIBM through Bond Connect. HKEx and CFETS will work together with offshore electronic bond trading platforms to provide electronic trading services and platforms to allow direct trading between eligible foreign investors and approved onshore dealers in Mainland China through CFETS.
Eligible foreign investors may submit trade requests for bonds circulated in the CIBM through the Northbound Trading Link provided by offshore electronic bond trading platforms, which will in turn transmit their requests for quotation to CFETS. CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market making business) in Mainland China. The approved onshore dealers will respond to the requests for quotation via CFETS, and CFETS will send its responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS.
On the other hand, the settlement and custody of bond securities traded in the CIBM under Bond Connect are conducted through the settlement and custody link between the CMU, as an offshore custody agent, and the CCDC and the SHCH, as onshore custodian and clearing institutions in Mainland China. Under this settlement and custody link, CCDC or the SHCH will effect gross settlement of confirmed trades onshore and the CMU will process bond settlement instructions from the CMU members on behalf of eligible foreign investors in accordance with its relevant rules.
Pursuant to the prevailing regulations in Mainland China, the CMU, being the offshore custody agent recognized by the HKMA, opens omnibus nominee accounts with the onshore custody agent recognized by the PBOC (i.e., the CCDC and Interbank Clearing Company Limited). All bonds traded by eligible foreign investors will be registered in the name of the CMU, which will hold such bonds as a nominee owner.
A Fund’s investments in bonds through Bond Connect will be subject to a number of additional risks and restrictions that may affect the Fund’s investments and returns. Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to Bond Connect (the “Applicable Bond Connect Regulations”) as published or applied by any of Bond Connect Authorities (as defined below) are untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended or abolished. If such event occurs, a Fund’s ability to invest in the CIBM through Bond Connect will be adversely affected. “Bond Connect Authorities” refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or
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regulate Bond Connect and activities relating to Bond Connect, including, without limitation, the PBOC, the HKMA, the HKEx, the CFETS, the CMU, the CCDC and the SHCH and any other regulator, agency or authority with jurisdiction, authority or responsibility in respect of Bond Connect.
Hedging activities under Bond Connect are subject to the Applicable Bond Connect Regulations and any prevailing market practice. There is no guarantee that a Fund will be able to carry out hedging transactions at terms which are satisfactory to the investment manager of the Fund and to the best interest of the Fund. A Fund may also be required to unwind its hedge in unfavorable market conditions.
Potential lack of liquidity due to low trading volume of certain fixed income securities in the CIBM may result in prices of certain fixed income securities traded on such market fluctuating significantly, which may expose a Fund to liquidity risks. In addition, the fixed income securities traded in the CIBM may be difficult or impossible to sell, and this would affect a Fund’s ability to acquire or dispose of such securities at their intrinsic value.
Although delivery-versus-payment (“DVP”) settlement (e.g., simultaneous delivery of security and payment) is the dominant settlement method adopted by CCDC and SHCH for all bond transactions in the CIBM, there is no assurance that settlement risks can be eliminated. In addition, DVP settlement practices in the PRC may differ from practices in developed markets. In particular, such settlement may not be instantaneous and be subject to a delay of a period of hours. Where the counterparty does not perform its obligations under a transaction or there is otherwise a failure due to CCDC or SHCH (as applicable), a Fund may sustain losses.
It is contemplated that the mainland Chinese authorities will reserve the right to suspend Northbound trading of Bond Connect, if necessary for ensuring an orderly and fair market and that risks are managed prudently. The relevant PRC government authority may also impose “circuit breakers” and other measures to halt or suspend Northbound trading. Where a suspension in the Northbound trading through Bond Connect is effected, a Fund’s ability to access the CIBM bond market will be adversely affected.
Under the prevailing Applicable Bond Connect Regulations, eligible foreign investors who wish to participate in Bond Connect may do so through an onshore settlement agent, offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. A Fund is therefore subject to the risk of default or errors on the part of such agents.
Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fails to function properly, trading through Bond Connect may be disrupted. A Fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where a Fund invests in the CIBM through Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement.
For a Fund’s investment under Bond Connect, although there is no quota restriction under the Applicable Bond Connect Regulations, relevant information about the Fund’s investments needs to be filed with PBOC and an updating filing may be required if there is any significant change to the filed information. It cannot be predicted whether PBOC will make any comments on or require any changes with respect to such information for the purpose of filing. If so required, a Fund will need to follow PBOC instructions and make the relevant changes accordingly, which, may not be in the best interests of the Fund and the Fund’s investors from a commercial perspective.
The CMU is the “nominee holder” of the bonds acquired by a Fund through Bond Connect. Although the Applicable Bond Connect Regulations expressly provide that investors enjoy the rights and interests of the bonds acquired through Bond Connect in accordance with applicable laws, how a beneficial owner (such as a Fund) of the relevant bonds exercises and enforces its rights over such securities in the courts in China is yet to be tested. Even if the concept of beneficial ownership is recognized under Chinese law, those securities may form part of the pool of assets of such nominee holder, which may be available for distribution to creditors upon liquidation of such nominee holder, and accordingly a beneficial owner may have no rights whatsoever in respect thereof.
Northbound trading through Bond Connect is able to be undertaken on days upon which the CIBM is open to trade, regardless of whether they are a public holiday in the domicile of a Fund. Accordingly, it is possible that bonds traded through Bond Connect may be subject to fluctuation at times when a Fund is
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unable to buy or sell bonds, as its globally-based intermediaries are not available to assist with trades. Accordingly, this may cause a Fund to be unable to realize gains, avoid losses or to benefit from an opportunity to invest in mainland CIBM bonds at an attractive price.
CIBM bonds under Northbound Trading of Bond Connect will be traded and settled in RMB. If a Fund issues classes denominated in a currency other than RMB, the Fund will be exposed to currency risk if the Fund invests in a RMB product due to the need for the conversion of the currency into RMB. A Fund will also incur currency conversion costs. Even if the price of the RMB asset remains the same when a Fund purchases and redeems, the Fund will still incur a loss when it converts the redemption proceeds into local currency if RMB has depreciated. Also, as a Fund may either settle CIBM bonds using offshore RMB (“CNH”) or by converting offshore currency into onshore RMB (“CNY”), any divergence between CNH and CNY may adversely impact investors.
People’s Republic of China Tax Considerations
Corporate Income Tax
If a Fund is considered a tax resident enterprise of the PRC, it will be subject to PRC corporate income tax (“CIT”) at 25% on its worldwide taxable income. If a Fund is considered a non-tax resident enterprise with a permanent establishment or place or establishment of business (“PE”) in the PRC, the profits attributable to that PE would be subject to CIT at 25%. Under the PRC CIT Law effective from January 1, 2008 and its implementation rules, a non-PRC tax resident enterprise without a PE in the PRC will generally be subject to withholding income tax (“WIT”) of 10% on its PRC sourced income, including but not limited to passive income (e.g. dividends, interest, gains arising from transfer of assets, etc.).
A Fund is intended to be managed and operated in such a manner that the Fund should not be treated as a tax resident enterprise of the PRC or a non-PRC tax resident enterprise with a PE in the PRC for CIT purposes, although due to uncertainty in tax laws and practices in the PRC, this result cannot be guaranteed.
Interest
Except for interest income from certain bonds (i.e., government bonds, local government bonds and railway bonds which are entitled to a 100% PRC CIT exemption and 50% PC CIT exemption respectively in accordance with the Implementation Rules to the Enterprise Income Tax Law and a circular dated March 19, 2016 on the Circular on Income Tax Policies on Interest Income from Railway Bonds under Caishui [2016] No. 30), non-PRC tax resident enterprises are subject to PRC WIT on the payment of interests on debt instruments issued by PRC tax resident enterprises, including bonds issued by enterprises established within the PRC. The general WIT rate applicable is 10%, subject to reduction under an applicable double tax treaty and agreement by the PRC tax authorities. Interest derived from government bonds issued by the in-charge Finance Bureau of the State Council and/or local government bonds approved by the State Council is exempt from PRC CIT under the PRC CIT Law.
On November 22, 2021, the Ministry of Finance and State Administration of Taxation jointly issued Circular [2021] No. 34 (“Circular 34”) to clarify that foreign institutional investors (including foreign institutional investors under Bond Connect) are temporarily exempt from PRC WIT and value-added tax (“VAT”) with respect to bond interest income derived in the PRC bond market for the period from November 7, 2021 to December 31, 2025. As this exemption is only temporary according to Circular 34, it remains unclear whether such an exemption will also apply after December 31, 2025 or what the PRC tax treatment will be after this date. It still remains to be confirmed as to the PRC WIT and VAT treatment with respect to non-government bond interest derived prior to November 7, 2018, being the date on which the WIT and VAT exemption for foreign institutional investors with respect to bond interest income derived from PRC bonds was first introduced.
Dividend
Under the current PRC CIT Law and its implementation rules, non-PRC tax resident enterprises are subject to PRC WIT on cash dividends and bonus distributions from PRC tax resident enterprises. The general WIT rate applicable is 10%, subject to reduction under an applicable double tax treaty and agreement by the PRC tax authorities.
Capital Gain
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Based on the CIT Law and its implementation rules, “income from the transfer of property” sourced from the PRC by non-PRC tax resident enterprises should be subject to 10% PRC WIT unless exempt or reduced under an applicable tax treaty and agreement by the PRC tax authorities. The Ministry of Finance (“MoF”), State Administration of Taxation (“SAT”) and the CSRC issued joint circulars to clarify the taxation of the Programs, in which capital gain realized from the transfer of A-Shares is temporarily exempt from PRC WIT. The MoF, the SAT and the CSRC issued joint circulars Caishui [2014] No. 81 and Caishui [2016] No. 127 to clarify the taxation of the Programs, in which capital gain realized from the transfer of A-Shares via the Programs is temporarily exempt from PRC WIT.
Capital gains derived by non-resident institutional investors (with no place or establishment or permanent establishment in the PRC) from the trading of bonds through the Bond Connect are technically non-PRC-sourced income under the current CIT law and regulations, therefore, not subject to PRC CIT. While the PRC tax authorities are currently enforcing such non-taxable treatment in practice, there is a lack of clarity on such non-taxable treatment under the current CIT regulations.
VAT and Other Surcharges
According to the Circular Caishui [2016] 36 (“Circular 36”), VAT at 6% shall be levied on the difference between the selling and buying prices of those marketable securities.
The gains derived from trading of marketable securities (including A-Shares and other PRC listed securities) are exempted from VAT in the PRC under Circular 36 and Caishui [2016] No. 70. In addition, deposit interest income and interest received from government bonds and local government bonds are also exempt from VAT.
According to Circular 34, the foreign institutional investors are temporarily exempt from VAT with respect to bond interest income derived in the PRC bond market for the period from November 7, 2021 to December 31, 2025. However, there is no guarantee that such temporary tax exemption will continue to apply, will not be repealed and re-imposed retrospective, or that no new tax regulations and practice in China specifically relating to the PRC bond market will not be promulgated in the future. Dividend income or profit distributions on equity investment derived from PRC are not included in the taxable scope of VAT.
In addition, urban maintenance and construction tax (currently at the rate ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) are imposed based on the VAT liabilities.
Stamp Duty
Stamp duty under the PRC laws generally applies to the execution and receipt of all taxable documents listed in the PRC’s Provisional Rules on Stamp Duty. Stamp duty is generally imposed on the sale of PRC-listed shares at a rate of 0.1% of the sales consideration. The relevant Fund will be subject to this tax on each disposal of PRC listed shares. No stamp duty is expected to be imposed on non-PRC tax resident holders of government and corporate bonds, either upon issuance or upon a subsequent transfer of such bonds. Non-PRC tax resident shareholders will not be subject to PRC tax on distributions received from the Company or the relevant Fund, or on gains derived from the disposal of shares.
There can be no guarantee that no new tax laws, regulations and practice in the PRC specifically relating to the Programs or CIBM regime (as the case may be) may be promulgated in the future and may be applied retrospectively. The promulgation of such new laws, regulations and practice may operate to the advantage or disadvantage of the Shareholders due to the Company or the relevant Fund’s investments in the PRC market.
Investors should inform themselves of, and where appropriate consult their professional advisors on, the possible tax consequences of subscribing for, buying, holding, converting, redeeming or otherwise disposing of Shares under the laws of their country of citizenship, residence, or domicile or incorporation.
Investments in India
Securities of many issuers in the Indian market may be less liquid and more volatile than securities of comparable U.S. domestic issuers, but may offer the potential for higher returns over the long term. Indian securities will generally be denominated in foreign currency, mainly the rupee. Accordingly, the value of a Fund will fluctuate depending on the rate of exchange between the U.S. dollar and such foreign currency. India has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The
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Indian stock exchanges have in the past been subject to closure, broker defaults and broker strikes, and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and a Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.
The value of investments in Indian securities may also be affected by political and economic developments, social, religious or regional tensions, changes in government regulation and government intervention, high rates of inflation or interest rates and withholding tax affecting India. The risk of loss may also be increased because there may be less information available about Indian issuers since they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in North America. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.
Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on investments by persons resident outside of India under the Foreign Portfolio Investment regime.
India’s guidelines under which foreign investors may invest in Indian securities are evolving. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for a Fund to implement investment objective or repatriate its income, gains and initial capital from these countries. Similar risks and considerations will be applicable to the extent that a Fund invests in other countries. Recently, certain policies have served to restrict foreign investment, and such policies may have the effect of reducing demand for such investments.
India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that restrictions on repatriation of a Fund’s income, gains or initial capital from India will not occur.
A high proportion of the shares of many issuers in India may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of a Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. Similarly, volume and liquidity in the bond markets in India are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in India may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, India’s securities markets are susceptible to being influenced by large investors trading significant blocks of securities.
Political and economic structures in India are undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of the United States. The risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in India and the availability of additional investments. The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the United States. Monsoons and natural disasters also can affect the value of investments.
Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and consequently, adversely affect a Fund’s investments.
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A Fund may use P-notes. Indian-based brokerages may buy Indian-based securities and then issue P-notes to foreign investors. Any dividends or capital gains collected from the underlying securities may be remitted to the foreign investors. However, unlike ADRs, notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the Indian-based brokerage’s) ability to meet its obligations.
Investments in Japan
The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Furthermore, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters, an aging demographic and declining population and/or geopolitical developments associated with actual or potential conflicts with one or more countries in Asia could significantly affect the Japanese economy. Strained foreign relations with neighboring countries (China, South Korea, North Korea and Russia) may not only negatively impact the Japanese economy but also the geographic region as well as globally. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy. In addition, Japan’s economy has in the past and could in the future be significantly impacted by natural disasters.
Investments in the Middle East and Africa
Certain countries in the region are in early stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers may be fewer in number and less well capitalized than brokers in more developed regions. Certain economies in the region depend to a significant degree upon exports of commodities and are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. In addition, certain governments in the region have exercised substantial influence over the private sector, including ownership or control of companies. Governmental actions in the future could have a significant economic impact. In particular, changes in investment policies or shifts in the prevailing political climate could result in the introduction of changes to government regulations with respect to price controls, export and import controls, income and other taxes, foreign ownership restrictions, foreign exchange and currency controls and labor and welfare benefit policies. Unexpected changes in these policies or regulations could lead to increased investment, operating or compliance expenses. Any such changes could have a material adverse effect on a Fund’s and the Adviser’s business, financial condition and results of operations. Similarly, certain armed conflict, territorial disputes, historical animosities, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest, such as the conflict between Israel and Hamas and other militant groups in the Middle East and other related events, could cause significant market disruptions and volatility and disrupt regional trade and supply chains. Such developments could have a negative effect on economic growth and could result in significant disruptions in the securities markets, including securities held by a Fund. Specific country risks that may have a material adverse effect on a Fund’s business, financial condition and results of operations are: potential political instability, riots or other forms of civil disturbance or violence; war, terrorism, invasion, rebellion or revolution; government interventions, including expropriation or nationalization of assets, increased protectionism and the introduction of tariffs or subsidies; changing fiscal and regulatory regimes; arbitrary or inconsistent Government action; inflation in local economies; cancellation, nullification or unenforceability of contractual rights; and underdeveloped industrial and economic infrastructure. In particular, since late 2010, there have been significant civil disturbances and events resulting from political turmoil affecting several countries in the Middle East and North Africa (“MENA”) Region, which to date have led to the collapse, or near collapse, of the political regimes of Syria, Tunisia, Egypt and Libya. There are on-going protests in other countries in the MENA Region, including strikes, demonstrations, marches and rallies. In addition, since late 2011 tensions between western nations and Iran in respect of Iran’s nuclear program have escalated, with Iran threatening to block the Strait of Hormuz and western nations implementing more severe economic sanctions against Iran. Such continuing instability and unrest in the MENA Region may significantly impact economies in the region. Such impacts could occur through a lower flow of foreign direct investment into the region, the outflow of expatriate residents or capital, or increased volatility in the
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global and regional financial markets. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar, which, if abandoned, could cause sudden and significant currency adjustments, which could impact a Fund’s investment returns in those countries. The legal systems, and the unpredictability thereof, in certain countries in the region also may have an adverse impact on a Fund and may expose the Fund to significant or unlimited liabilities. Investment in certain countries in the region by a Fund may be restricted or prohibited under applicable regulation, and the Fund, as a foreign investor, may be required to obtain approvals and may have to invest on less advantageous terms (including price) than nationals. A Fund’s investments in securities of a country in the region may be subject to economic sanctions or other government restrictions, which may negatively impact the value or liquidity of the Fund’s investments. Investments in the region may adversely impact the operations of a Fund through the delay of a Fund’s ability to exercise its rights as a security holder. Substantial limitations may exist in the region with respect to a Fund’s ability to repatriate investment income, capital gains or its investment. Securities which are subject to material legal restrictions on repatriation of assets will be considered illiquid securities by a Fund and subject to the limitations on illiquid investments.
Saudi Arabia. To the extent a Fund invests in securities issued by Saudi Arabian issuers, the Fund may be subject to the risk of investing in those issuers. Saudi Arabian issuers may be impacted by the Saudi Arabian economy, which is significantly tied to petroleum exports. As a result, a reduction in petroleum exports with key partners or in petroleum prices could have an overall impact on the Saudi Arabian economy. The Saudi Arabian economy also relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.
Although liberalization in the wider Saudi Arabian economy is underway, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Political instability in Saudi Arabia or instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Instability may be caused by, among other things: military developments; government interventions in the marketplace; terrorism; extremist attitudes; attempted social or political reforms; religious differences; and other factors. Additionally, anti-Western views held by certain groups in the Middle East may influence the government of Saudi Arabia’s policies regarding foreign investment. In addition, certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer that operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks. A Fund is also subject to the risk of expropriation or nationalization of assets and property or the risk of restrictions on foreign investments and repatriation of capital.
The ability of foreign investors, including the Funds, to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect a Fund. A Fund may be unable to obtain or maintain the required licenses, which would affect the Fund’s ability to buy and sell securities at full value. Additionally, a Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact the Funds.
The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Shares of certain Saudi Arabian companies tend to trade less frequently than those of companies on exchanges in more developed markets, which may adversely affect the pricing of these securities and a Fund’s ability to sell these securities in the future. Current regulations in the Saudi Arabian securities markets may require a Fund to execute trades of securities through a single broker. As a result, the investment adviser will have less flexibility to choose among brokers on behalf of a Fund than is typically the case for investment managers.
A Fund’s ability to achieve its investment objective depends on the ability of the investment adviser to maintain its status as a Qualified Foreign Investor (“QFI”) with the CMA and the Fund as a client of a QFI who has been approved by the CMA (“QFI Client”). Even if a Fund obtains QFI Client status, the Fund may not have an exclusive investment quota and will be subject to foreign investment limitations and other regulations imposed by the CMA on QFIs and QFI Clients (individually and in the aggregate), as well as local market participants. QFI regulations and local market infrastructure are relatively new and have not
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been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of the investment adviser or a Fund losing its QFI or QFI Client status, respectively, may adversely affect the Fund.
A Fund is required to use a trading account to buy and sell securities in Saudi Arabia. This trading account can be held directly with a broker or a custodian. Under the Independent Custody Model (“ICM”), securities are under the control of the custodian and would be recoverable in the event of the bankruptcy of the custodian. When a Fund utilizes the ICM approach, the Fund relies on a broker standing instruction letter to authorize the Fund’s sub-custodian to move securities to a trading account for settlement based on the details supplied by the broker. The risk of a fraudulent or erroneous transaction through the ICM approach is mitigated by the short trading hours in Saudi Arabia, a manual pre-matching process conducted by the custodian, which validates a Fund’s settlement instructions with the local broker contract note, and the transaction report from the depository. When a Fund utilizes a direct broker trading account, the account is set up in the Fund’s name and the assets are likely to be separated from any other accounts at the broker. However, if the broker defaults, there may be a delay to recovering the Fund’s assets that are held in the broker account and legal proceedings may need to be initiated in order to do so.
Investments in Latin America
As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions and political instability in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund Shares. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, pandemics, natural disasters, corruption and military activity.
Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. In addition, some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for certain Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.
International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence certain Latin American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility. Latin American countries depend on the economies of their key trading partners, which include China, the U.S., other countries in the region and certain European countries. Reduced spending by any of these trading partners on products and services, or negative changes in any of these economies, may have an adverse impact on some or all of the economies in the region.
Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly,
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these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect the stock market. Latin American economies that depend on foreign credit and loans could fall into recession because of tighter international credit supplies in a global economic crisis.
Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Investments in Russia
Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.
Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which the property of tens of millions of its citizens was collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have not been successful. In this environment, there is the risk that the Russian government will alter its political and economic policies in ways that would be detrimental to the interests of foreign investors.
Recently, the Russian government has asserted its regional geopolitical influence, including through military measures, which has increased tensions both with Russia’s neighbors and with other countries. Further possible actions by Russia could lead to greater adverse impact for the Russian economy.
Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will be enforced inconsistently or in an arbitrary manner or that exorbitant taxes will be imposed.
Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to companies operating in
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Russia, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.
Settlement, clearing and registration of securities transactions in Russia are subject to additional risks because of the recent formation of the Russian securities market, the underdeveloped state of the banking and telecommunications systems, and the overall legal and regulatory framework. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that a Fund could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equities is now based on the records of the Depository and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Over the long-term, Russia faces challenges including a shrinking workforce, high levels of corruption, difficulty in accessing capital for smaller, non-energy companies, and poor infrastructure in need of large investments.
Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is a risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. These risks may cause flight from the ruble into U.S. dollars and other currencies.
The United States and the European Union have in the past, and may in the future, impose sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy, including, but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets.
Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. In February 2022, Russia launched a large-scale invasion of Ukraine and has been the subject of economic sanctions imposed by countries throughout the world, including the United States. Any retaliatory actions by Russia may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Uncertainty as to future relations between Russia and the United States or the European Union may also cause a decline in the value of a Fund’s shares.
Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
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RISK MANAGEMENT
Each actively managed Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund. The Funds use a wide variety of instruments and strategies for risk management and the examples below are not meant to be exhaustive.
Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures contracts on long term debt securities. Likewise, if the Adviser wishes to gain exposure to an instrument but does not wish to purchase the instrument it may use swaps and related instruments. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause a Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques involve leverage, and thus, present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.
LIQUIDITY RISK MANAGEMENT PROGRAM
The Funds, have adopted a Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Risk Management Rule”). Effective October 31, 2021, the Program has been amended for all Funds to reflect the exemptions from certain provisions of the Liquidity Risk Management Rule and certain reporting requirements as permitted by the Exemptive Order issued by the SEC to the Funds on January 21, 2021 (the “Exemptive Order”). Under the Program, the Funds limit Illiquid Investments that are assets to 15% of the Fund’s net assets (“Illiquid Limit”) and report to the Board and SEC within specified time periods of a Fund exceeding its 15% Illiquid Limit. An “Illiquid Investment” is defined pursuant to the Exemptive Order as any portfolio investment that a Fund reasonably expects could not be sold within three trading days without the sale or disposition significantly changing the market value of the investment.
RISK RELATED TO MANAGEMENT OF CERTAIN SIMILAR FUNDS
The name, investment objective and policies of certain Funds are similar to other funds advised by the adviser or its affiliates. However, the investment results of a Fund may be higher or lower than, and there is no guarantee that the investment results of a Fund will be comparable to, any other of the funds.
Similar investment strategies to that of a Fund may be provided by the adviser through other forms based on investor preferences and the needs of various distribution channels through which the strategies are available. In some, if not many, cases the strategies share the same or common names, and have identical or substantially similar investment strategies, are managed by identical or similar portfolio management teams at the adviser, or share various other attributes depending on the circumstances. For instance, the same or substantially similar strategies may be offered in the form of or through mutual funds, exchange-traded products (including ETFs), collective investment trusts, 529 plans, institutional separately managed accounts, retail separately managed accounts, and model portfolios used by other investment professionals.
Despite any similarities, these offerings can have important differences that any investor should consider and discuss with their investment professionals. These differences can include, without limitation, differences in investment limitations, embedded fees and expenses, portfolio composition (including the number of securities), use of derivatives or leverage, use of fund assets to pay for distribution, administrative, or shareholder support services provided by investment professionals, investor eligibility, variations in share classes and related expenses, investor liquidity, differing level of involvement by other investment professionals in assisting or supporting investors, different risks (including risks related to portfolio diversification), different performance, different tracking against benchmarks or indices, different tax treatment and efficiency (which can be important to non-retirement plan investors), the extent to which an investor can impose investment restrictions, the extent to which fees and expenses are negotiable, the ability to hold stakes in non-publicly traded securities and securities traded on foreign exchanges, the frequency with which portfolio holdings are allocated and reallocated, the frequency with which transactions are effected, the frequency with which information on portfolio holdings is publicly available (and lags in such disclosure), and other differences which can be material.
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To understand these differences and decide which offering is best suited for an investor, the investor should review the prospectus, offering document or brochure for the relevant offering and consult their investment professionals. Investment professionals providing advice or recommendations of these offerings are themselves responsible for undertaking appropriate due diligence, considering factors such as cost and complexity and evaluating any offering in relation to reasonably available alternatives under applicable law – all within the broader framework of an investor’s financial circumstances, needs and objectives.
DIVERSIFICATION
Certain Funds are diversified funds and as such intend to meet the diversification requirements of the 1940 Act. Please refer to the Funds’ SAI Part I for information about whether a Fund is a diversified or non-diversified Fund. Current 1940 Act diversification requirements require that with respect to 75% of the assets of a Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.
Certain other Funds are registered as non-diversified investment companies. A Fund is considered “non-diversified” because a relatively high percentage of the Fund’s assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. A non-diversified Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.
Regardless of whether a Fund is diversified under the 1940 Act, all of the Funds will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Distributions and Tax Matters.”
DISTRIBUTIONS AND TAX MATTERS
The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting each Fund and its shareholders. There may be other tax considerations applicable to particular shareholders. This section does not address in detail the tax consequences affecting any shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership. This section is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. The following tax discussion is very general; therefore, prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations and the possible application of foreign, state and local law.
Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gain, net income and operating expenses therefore will be determined separately for each Fund.
Special tax rules apply to investments held through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of Shares of the Fund as an investment through such plans.
Qualification as a Regulated Investment Company
Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:
(a)
derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gain from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gain from options, swaps, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs,” defined below);
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(b)
diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than cash or cash items, or securities issued by the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more QPTPs. In the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer for the purposes of meeting this diversification requirement; and
(c)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, taxable ordinary income and any excess of net short-term capital gain over net long-term capital loss) and net tax-exempt interest income, for such taxable year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities markets or readily tradable on a secondary market as the substantial equivalents thereof, (y) that derives at least 90% of its income from passive income sources defined in Section 7704(d) of the Code, and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. Although income from a QPTP is qualifying income, as discussed above, investments in QPTPs cannot exceed 25% of a Fund’s assets. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.
Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% test, described in paragraph (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a fund’s foreign currency gains to the extent that such income is not directly related to a Fund’s principal business of investing in stock or securities.
For purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. A Fund’s investment in MLPs may qualify as an investment in (1) a QPTP, (2) a “regular” partnership, (3) a “passive foreign investment company” (a “PFIC”) or (4) a corporation for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs. The U.S. federal income tax consequences of a Fund’s investments in “PFICs” and “regular” partnerships are discussed in greater detail below.
If a Fund qualifies for a taxable year as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to taxation on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gain, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and for treatment as qualified dividend income in the case of individual shareholders. In addition, a Fund could be required to recognize unrealized gain, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.
Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (that is the excess of net long-term capital gain over net short-term capital loss). Investment company taxable income which is retained by a Fund will be subject to tax at regular corporate tax rates. A Fund might also retain for investment its net capital gain. If a Fund does retain such
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net capital gain, such gain will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gain in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their respective shares of the undistributed amount, and (ii) will be entitled to credit their respective shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a Fund may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no net capital loss, any net long-term capital loss or any net short-term capital loss attributable to the portion of the taxable year after that date) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
Excise Tax on Regulated Investment Companies
If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for such year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the excise tax amount is deemed by a Fund to be de minimis). Certain derivative instruments give rise to ordinary income and loss. If a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, all or a portion of an excise tax distribution could constitute a return of capital (see discussion below).
Fund Distributions
The Funds anticipate distributing substantially all of their net investment income for each taxable year. Distributions are taxable to shareholders even if they are paid from income or gain earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the amount of cash that the shareholder would have received if such shareholder had elected to receive the distribution in cash.
Dividends and distributions on a Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may represent economically a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either (i) unrealized, or (ii) realized but not distributed.
For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Taxes on distributions of capital gain are determined by how long a Fund owned the investment that generated it, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gain. Distributions of capital gain generally are made after applying any available capital loss carryovers. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A distribution of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions attributable to gain from the sale of MLPs that is characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income.
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Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet certain holding-period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio, and the shareholder must meet certain holding-period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate.
In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a non-corporate taxable shareholder so long as the shareholder meets the holding period and other requirements described above with respect to the Fund’s Shares. In any event, if the qualified dividend income received by each Fund during any taxable year is equal to or greater than 95% of its “gross income,” then 100% of the Fund’s dividends (other than dividends that are properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
If a Fund receives dividends from an underlying fund, and the underlying fund reports such dividends as “qualified dividend income,” then the Fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the Fund meets the holding-period and other requirements with respect to shares of the underlying fund.
Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund Shares will be disallowed if other shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Funds will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.
If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.
Dividends of net investment income received by corporate shareholders (other than shareholders that are S corporations) of a Fund will qualify for the 50% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.
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Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of a Fund or (2) by application of the Code. However, any distributions received by a Fund from REITs and PFICs will not qualify for the corporate dividends-received deduction. The amount eligible for the dividends received deduction may also be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate.
Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares, but excluding any exempt interest dividends from a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Sale or Redemption of Shares
The sale, exchange, or redemption of Fund Shares may give rise to a gain or loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of Shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Additionally, any loss realized upon the sale or exchange of Fund Shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
Fund Investments
Certain investments of the Funds, including transactions in options, swaptions, futures contracts, forward contracts, straddles, swaps, short sales, foreign currencies, inflation-linked securities and foreign securities, including for hedging purposes, will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gain into short-term capital gain, convert short-term capital losses into long-term capital loss, or otherwise affect the character of a Fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between a Fund’s book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of each Fund and its shareholders.
A Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes
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accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” below.
Certain debt securities purchased by the Funds are sold at an original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year. Because each Fund distributes substantially all of its net investment income to its shareholders (including such imputed interest), a Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Adviser would not otherwise have chosen to sell such securities and may result in a taxable gain or loss. Some of the Funds may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though a Fund will not receive the principal, including any increase thereto, until maturity. A Fund investing in such securities may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level. Certain debt securities that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
A Fund may invest to a significant extent in debt obligations that are in the lowest rated categories (or are unrated), including debt obligations of issuers that are not currently paying interest or that are in default. Investments in debt obligations that are at risk of being in default (or are presently in default) present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income taxation or any excise tax.
A Fund’s investments in foreign currencies, foreign currency denominated debt securities and certain options, futures or forward foreign currency contracts (and similar instruments) will be subject to special tax rules. Generally, transactions in foreign currencies give rise to ordinary income or loss. An election under Section 988(a)(1)(B) may be available to treat foreign currency gain or loss attributable to certain forward, futures and option contracts as capital, including certain “foreign currency contracts.” A “foreign currency contract” is a contract that (1) requires delivery of, or settlement of, a foreign currency that is a currency in which positions are also traded through regulated futures contracts, (2) is traded in the interbank market, and (3) is entered into at an arm’s-length price determined by reference to the price in the interbank market. If this Section 988(a)(1)(B) election is made, foreign currency contracts are treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss under the Section 1256 mark-to-market rules. All other forward contracts under this 988(a)(1)(B) election would be characterized as capital and generally gain or loss would be recognized when the contract is closed and completed. Other rules apply to options, futures or forward foreign currency contracts that may be part of a straddle or a Section 988 hedging transaction within the meaning of Code Section 988(d). Proposed regulations also permit an election to use a mark-to-market method of accounting for currency gains and losses with respect to certain transactions. The elective method of accounting takes into account currently only changes in the value of the transaction attributable to exchange rate fluctuations and does not take into account changes in value due to other factors, such as changes in market interest rates. The election does not apply in certain cases, including with respect to any securities that are marked to market under any other provision.
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Special tax considerations apply if a Fund invests in investment companies that are taxable as partnerships for federal income tax purposes. In general, a Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year. But a Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax. Therefore, if a Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from an investment company taxable as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company taxable as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the shareholder’s share of the basis in those unrealized receivables.
Some amounts received by each Fund with respect to its investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, a Fund will likely realize taxable income in excess of economic gain with respect to that asset (or, if the Fund does not dispose of the MLP, the Fund likely will realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. A Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time.
Some of the Funds may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
Tax reform legislation established a 20% deduction for qualified business income. Under this provision, which is effective for taxable years beginning in 2018 and, without further legislation, will sunset for taxable years beginning after 2025, individuals, trusts, and estates generally may deduct (the “Deduction”) 20% of “qualified business income,” which includes all ordinary REIT dividends (“Qualifying REIT Dividends”) and certain income from investments in MLPs (“MLP Income”). Treasury regulations permit a RIC to pass through to its shareholders Qualifying REIT Dividends eligible for the deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders MLP Income that would be eligible for such deduction. It is uncertain whether future legislation or other guidance will enable a RIC to pass through the special character of MLP Income to the RIC’s shareholders.
A Fund might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPS”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued (but may apply with retroactive effect) a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income taxation in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as each of the Funds, will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code
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provides that excess inclusion income is ineligible for treaty benefits, a regulated investment company must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.
Any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, a Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the U.S., a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.
If a Fund invests in PFICs, certain special tax consequences may apply. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose includes dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. A Fund’s investments in certain PFICs could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions.
If a Fund is in a position to treat a PFIC as a “qualified electing fund” (“QEF”), the Fund will be required to include in its gross income its share of the company’s income and net capital gain annually, regardless of whether it receives any distributions from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gain and loss are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by a Fund to avoid taxation. Making either of these elections, therefore, may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that invests indirectly in PFICs by virtue of the Fund’s investment in other investment companies that qualify as “U.S. persons” within the meaning of the Code may not make a QEF election; rather, such underlying investment companies investing directly in the PFICs would decide whether to make such election. Furthermore, the IRS recently issued final regulations that generally treat a Fund’s income inclusion with respect to a PFIC with respect to which the Fund has made a qualified electing fund, or “QEF,” election, as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC either if (A) there is a current distribution out of the earnings and profits of the PFIC that are
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attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Certain Funds may have wholly-owned subsidiaries organized under the laws of the Cayman Islands, which are classified as corporations for U.S. federal income tax purposes (each, a “Subsidiary”). With respect to such Funds, a Fund may invest a portion of its assets in its Subsidiary. A foreign corporation, such as a Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor provided under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of a Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, and subject to U.S. taxation as such.
In general, a foreign corporation, such as a Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that a Subsidiary will derive meaningful income subject to such withholding tax.
Each Subsidiary will be treated as a controlled foreign corporation (“CFC”) and a Fund investing in its Subsidiary will be treated as a “U.S. shareholder” of that Subsidiary. As a result, a Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” A Fund’s recognition of its Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to a Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by a Fund and such loss cannot be carried forward to offset taxable income of a Fund or the Subsidiary in future periods. The IRS recently issued final regulations that generally treat a Fund’s income inclusion with respect to a CFC as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC either if (A) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.
The ability of a Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable a Fund to maintain its status as a regulated investment company under the Code.
Investment in Other Funds
If a Fund invests in shares of mutual funds, other ETFs or other companies that are taxable as regulated investment companies, as well as certain investments in REITs (collectively, “underlying funds”), its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).
In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by a Fund at a loss and the Fund acquires substantially identical shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in a Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
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As a result of the foregoing rules, and certain other special rules, the amount of net investment income and net capital gain that each Fund will be required to distribute to shareholders may be greater than what such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.
If a Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to designate a portion of its distributions as “qualified dividend income,” provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.
Depending on a Fund’s percentage ownership in an underlying fund, both before and after a redemption, a redemption of shares of an underlying fund by a Fund may cause the Fund to be treated as distribution taxable as a dividend under the Code, to the extent of its allocable shares of earnings and profits, on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed as ordinary income. This could cause shareholders of a Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.
A Fund may elect to pass through to shareholders foreign tax credits from an underlying fund and exempt-interest dividends from an underlying fund, provided that at least 50% of the Fund’s total assets are invested in other regulated investment companies at the end of each quarter of the taxable year.
Backup Withholding
Each Fund generally is required to backup withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to backup withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The backup withholding tax rate is 24%.
Foreign Shareholders
Distributions properly reported as Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. However, exempt-interest dividends may be subject to backup withholding (as discussed above). In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (as described below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund (“short-term capital gain dividends”). Depending on the circumstances, a Fund may make reporting of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from
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withholding. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.
A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares of a Fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met or (iii) the shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.
Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of Shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and certain other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed in the next paragraph will also generally apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-10% or interests in publicly traded classes of stock in REITs or regulated investment companies, respectively.
In the case of a Fund that is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in a Fund, such distributions will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and a Fund will be required to withhold 21% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in a Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any reporting by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of a Fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund Shares.
In addition, a Fund that is a USRPHC must typically withhold 15% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. No withholding is generally required with respect to amounts paid in redemption of shares of a Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an applicable IRS Form W-8 or substitute form). Foreign investors in a Fund should consult their tax advisers in this regard.
If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.
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A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above. Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules.
A Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Foreign Taxes
Certain Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year-end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code and the Treasury Regulations issued thereunder, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Any foreign taxes withheld on payments made “in lieu of” dividends or interest with respect to loaned securities will not qualify for the pass-through of foreign tax credits to shareholders.
If a Fund does not make the above election or if more than 50% of its assets at the end of the year do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.
The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.
Exempt-Interest Dividends
Some of the Funds intend to qualify to pay exempt-interest dividends to their respective shareholders. In order to qualify to pay exempt-interest dividends, at least 50% of the value of a Fund’s total assets must consist of tax-exempt municipal bonds at the close of each quarter of the Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly designated as an exempt-interest dividend and that consists of interest received by a Fund on such tax-exempt securities. Shareholders of a Fund that pays exempt-interest dividends would not incur any regular federal income tax on the amount of exempt-interest dividends received by them from a Fund, but an investment in such a Fund may result in liability for federal and state alternative minimum taxation and may be subject to state and local taxes.
Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder from that Fund. Any loss incurred on the sale or redemption of a Fund’s Shares held for six months or less may be disallowed to the extent of exempt-interest dividends received with respect to such shares.
Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of a Fund’s income consisting of such interest.
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The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in a Fund may have on the federal taxation of their benefits.
From time to time legislation may be introduced or litigation may arise that would change the tax treatment of exempt-interest dividends. Such legislation or litigation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current federal, state and local law on exempt-interest dividends.
Creation Units
As a result of U.S. federal income tax requirements, the Trust on behalf of a Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Instruments different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units” in Appendix A.
State and Local Tax Matters
Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxation. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules of U.S. federal income tax in many respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Funds.
Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities should be free from state and local income taxation to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.
Tax Shelter Reporting Regulations
If a shareholder realizes a loss on disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
General Considerations
The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of Shares of each of the Funds, as well as the effects of state, local and foreign tax law and any proposed tax law changes.
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TRUSTEES
The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee first became a Board member of any of the Funds overseen by the Unified J.P. Morgan Funds Board or any of the heritage J.P. Morgan Funds or heritage One Group Mutual Funds (as defined below), principal occupations and other board memberships, are shown below. The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.
Name (Year of Birth; Term of Office, and Length of Time Served)(1)	Principal Occupation(s) During Past 5 Years (or longer)	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held During the Past 5 Years (or longer)(3)
Independent Trustees
John F. Finn (1947); Chair, since 2020; Trustee, since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974–present).	170	Director, Greif, Inc. (GEF) (industrial package products and services) (2007–2023); Trustee, Columbus Association for the Performing Arts (1988- present).
Stephen P. Fisher (1959); Trustee, since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker- dealer) (serving in various roles 2008- 2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008- 2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005- 2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and Main- Stay Funds Trust (2007-2017) (registered investment companies).	170	None.
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Name (Year of Birth; Term of Office, and Length of Time Served)(1)	Principal Occupation(s) During Past 5 Years (or longer)	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held During the Past 5 Years (or longer)(3)
Gary L. French (1951); Trustee, since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	170	Independent Trustee, The China Fund, Inc. (2013- 2019); Exchange Traded Concepts Trust II (2012- 2014); Exchange Traded Concepts Trust I (2011- 2014).
Kathleen M. Gallagher (1958); Trustee, since 2018.	Retired; Chief Investment Officer – Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	170
Non-Executive Director,
Legal & General
Investment Management
(Holdings) (2018-
present); Non-Executive
Director, Legal &
General Investment
Management America
(U.S. Holdings)
(financial services and
insurance) (2017-
present); Advisory Board
Member, State Street
Global Advisors Total
Portfolio Solutions
(2017-present); Member,
Client Advisory Council,
Financial Engines, LLC
(registered investment
adviser) (2011-2016);
Director, Ford Pension
Funds Investment
Management Ltd. (2007-
2016).

Robert J. Grassi (1957); Trustee, since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012- 2024); Pension Director, Corning Incorporated (2002- 2012).	170	None.
Frankie D. Hughes (1952); Trustee, since 2008.	President, Ashland Hughes Properties (property management) (2014–present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993– 2014).	170	None.
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Name (Year of Birth; Term of Office, and Length of Time Served)(1)	Principal Occupation(s) During Past 5 Years (or longer)	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held During the Past 5 Years (or longer)(3)
Raymond Kanner (1953); Trustee, since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007–2016).	170
Advisory Board
Member, Penso
Advisors, LLC (2020-
2024); Advisory Board
Member, Los Angeles
Capital (2018-present);
Advisory Board
Member, State Street
Global Advisors Total
Portfolio Solutions
(2017-present); Acting
Executive Director,
Committee on
Investment of Employee
Benefit Assets (CIEBA)
(2016-2017); Advisory
Board Member,
Betterment for Business
(robo advisor) (2016–
2017); Advisory Board
Member, BlueStar
Indexes (index creator)
(2013–2017); Director,
Emerging Markets
Growth Fund (registered
investment company)
(1997-2016); Member,
Russell Index Client
Advisory Board (2001-
2015).

Thomas P. Lemke (1954); Trustee, since 2014.	Retired since 2013.	170
Independent Trustee of
Advisors’ Inner Circle III
fund platform, consisting
of the following: (i) the
Advisors’ Inner Circle
Fund III, (ii) the Gallery
Trust, (iii) the Schroder
Series Trust, (iv) the
Delaware Wilshire
Private Markets Fund
(since 2020), (v) Chiron
Capital Allocation Fund
Ltd., (vi) formerly the
Winton Diversified
Opportunities Fund
(2014-2018), and (vii)
Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee, since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	170	Director, ICI Mutual Insurance Company (1999-2013).
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Name (Year of Birth; Term of Office, and Length of Time Served)(1)	Principal Occupation(s) During Past 5 Years (or longer)	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held During the Past 5 Years (or longer)(3)
Mary E. Martinez (1960); Vice Chair, since 2021; Trustee, since 2013.	Real Estate Investor/ Adviser (2010– present); Managing Director, Bank of America (asset management) (2007– 2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003–2007); President, Excelsior Funds (registered investment companies) (2004–2005).	170	None.
Marilyn McCoy (1948); Trustee, since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985– 2023).	170	None.
Emily A. Youssouf (1951); Trustee, since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013-present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015- 2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	170
Trustee, NYC School
Construction Authority
(2009-present); Board
Member, NYS Job
Development Authority
(2008-present); Trustee
and Chair of the Audit
Committee of the Transit
Center Foundation
(2015-2019).

Interested Trustees
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Name (Year of Birth; Term of Office, and Length of Time Served)(1)	Principal Occupation(s) During Past 5 Years (or longer)	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held During the Past 5 Years (or longer)(3)
Robert F. Deutsch(4) (1957); Trustee, since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	170	Treasurer and Director of the JUST Capital Foundation (2017- present); Advisory Board Chair, Lerner Business School at the University of Delaware (2018- present).
Nina O. Shenker(4) (1957); Trustee, since 2022.	Vice Chair (2017- 2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	170	Director and Member of Executive, Legal and Human Resources Committees; American Jewish Joint Distribution Committee (2018-present).
(1)
Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.
(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (170 J.P. Morgan Funds).
(3)
Directorships held in: (i) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended the “Securities Exchange Act”), (ii) subject to the requirements of Section 15(d) of the Securities Exchange Act, or (ii) any company registered as an investment company under the 1940 Act, which are required to be disclosed in this SAI. In addition, certain other directorships not meeting the aforementioned requirements may be included for certain Trustees such as board positions on non-profit organizations. The Trustees may hold various other directorships unrelated to the Fund Complex.
(4)
Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trusts.
Qualifications of Trustees
The Governance Committee and the Board consider the experience, qualifications, attributes, and skills of each Trustee to determine whether the person should serve as a Trustee of the Trusts. The Governance Committee and the Board consider the commitment that each Trustee has demonstrated in serving on the Board, including the significant time each Trustee devotes to preparing for meetings and active engagement and participation at Board meetings. The Governance Committee and the Board consider the character of each Trustee and each Trustee’s commitment to executing his or her duties as a Trustee with diligence, honesty and integrity. The Governance Committee and the Board consider the contributions that each Trustee makes to the Board in terms of experience, leadership, independence and the ability to work effectively and collaboratively with other Board members.
The Governance Committee also considers each Trustee’s significant and relevant experience and knowledge with respect to registered investment companies and asset management, including the additional experience that each of the Trustees has gained as a result of his or her service on the Unified J.P. Morgan Funds Board. Additionally, the Governance Committee and the Board consider each Trustee’s experience with respect to reviewing a Fund’s agreements with service providers, including the Funds’ investment advisers, custodian, and fund accountant.
The Governance Committee and the Board consider the experience and contribution of each Trustee in the context of the Board’s leadership and committee structure. The Board has seven committees including: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Money Market and Alternative Products Committee, the Fixed Income
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Committee, and the ETF Committee. The Equity Committee, the Money Market and Alternative Products Committee and the Fixed Income Committee are collectively referred to as the “Investment Committees.” Each Trustee, except the Chairman of the Board, serves on one of the Board’s investment committees, allowing the Board to effectively evaluate information for the Funds in the complex in a focused and disciplined manner.
The Governance Committee also considers the overall diversity of the Board’s composition. The Governance Committee believes the Board generally benefits from diversity of backgrounds, experiences and views among its members, and considers this a factor in evaluating the composition of the Board and potential nominees. In considering potential nominees, the Committee values diversity based on race, ethnicity, national origin, gender, gender identity, sexual orientation, veteran status, and other attributes. The Governance Committee expects to assess the effectiveness of the policy as part of the annual self-assessment process of the Board.
The Governance Committee also considers the operational efficiencies achieved by having a single Board for the Funds and the other registered investment companies overseen by the Adviser and its affiliates, as well as the extensive experience of certain Trustees in serving on Boards for registered investment companies advised by subsidiaries or affiliates of JPMorgan Chase & Co. and/or Bank One Corporation (known as “heritage J.P. Morgan Funds” or “heritage One Group Mutual Funds”).
In reaching its conclusion that each Trustee should serve as a Trustee of the Trusts, the Board also considered the following additional specific qualifications, contributions and experience of the following Trustees:
Independent Trustees
John F. Finn. Mr. Finn has served as the Chair of the Unified J.P. Morgan Funds Board since January 2022 and previously served as Chair of the Mutual Fund Board since January 2020. He has served as a member of the Mutual Fund Board since 2005 and previously was a member of the heritage One Group Mutual Funds Board since 1998. Mr. Finn is the Chairman at Gardner, Inc., a supply chain management company that serves industrial and consumer markets. Mr. Finn has experience with board functions through his current positions as a Director for Greif, Inc. (industrial package products and services) and as a Trustee for Columbus Association for the Performing Arts. Until June 2014, Mr. Finn was the head of the Mutual Fund Board’s Strategic Planning Working Group, comprised of Independent Trustees, which worked with the administrator to the Trusts on initiatives related to efficiency and effectiveness of Board materials and meetings.
Stephen P. Fisher. Mr. Fisher has served on the Unified J.P. Morgan Funds Board since January 2022 and previously served on the Mutual Fund Board since 2018. He retired after a 30-year career in the investment management industry, including most recently serving as President of New York Life Investment Management LLC (NYLIM) and the MainStay Funds group. In addition, until his retirement, he served as Chairman of NYLIM Service Company LLC (a transfer agent), Chairman and CEO of NYLIFE Distributor LLC (a registered broker-dealer) and Chairman of IndexIQ Advisors LLC (an investment adviser for the IndexIQ ETFs). As President of NYLIM, Mr. Fisher oversaw all operational aspects of NYLIM’s mutual fund and ETF clients, which included functioning as a liaison to the boards of the funds. Prior to his retirement, Mr. Fisher was involved in governance matters at NYLIM, including serving on the NYLIM Investment Governance Committee, the NYLIM Risk Steering Committee and the NYLIM Compliance Committee.
Gary L. French. Mr. French has served on the Unified J.P. Morgan Funds Board since January 2022 and previously served on the ETF Board since 2014. Mr. French has over 35 years of experience in the financial services industry and related fields, including serving in various leadership roles with large financial institutions that operated and administered services to investment companies. He has familiarity with a variety of financial, accounting, investment, regulatory and operational matters through his prior experience (including as Senior Vice President and Business Head in the Fund Administration Division at State Street Bank) and through other positions held during his career in the investment management industry. He also gained experience serving as an independent director and officer of several other registered investment companies.
Kathleen M. Gallagher. Ms. Gallagher has served on the Unified J.P. Morgan Funds Board since January 2022 and previously served on the Mutual Fund Board since 2018. She retired after a 30-year career as a finance professional in the automotive industry, including most recently as the Chief Investment Officer – Benefit Plans at Ford Motor Company (Ford), where she led Ford’s global pension de-risking investment strategy. In addition, Ms. Gallagher served as the Director of Global Risk
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Management, Corporate Treasury at Ford and as the Vice President of Finance at Ford Australia. During Ms. Gallagher’s career at Ford, she gained experience managing investment management and service provider relationships, and she frequently worked with Ford’s Board of Directors to recommend investment strategies and review performance. She also serves as a Non-Executive Director for Legal & General Investment Management (Holdings) and for Legal & General Investment Management America (U.S. Holdings) and as an advisory board member for State Street Global Advisors’ Total Portfolio Solutions business. She previously served as a member of the Client Advisory Council for Financial Engines, LLC and as a director of Ford Pension Funds Investment Management Ltd.
Robert J. Grassi. Mr. Grassi has served on the Unified J.P. Morgan Funds Board since January 2022 and previously served on the ETF Board since 2014. Mr. Grassi has over 30 years of experience in a variety of business and financial matters, including experience in senior management positions. He has familiarity with a variety of financial, accounting, investment and regulatory matters through his prior experience (including as Director of Pensions and Investments at Corning Incorporated) and through his past position as Sole Proprietor of Academy Hills Advisors LLC, an investment consulting firm. Mr. Grassi is licensed as an Investment Advisory Representative and is a Certified Employee Benefit Specialist.
Frankie D. Hughes. Ms. Hughes has served on the Unified J.P. Morgan Funds Board since January 2022 and previously served on the Mutual Fund Board since 2008. Ms. Hughes has significant experience in the asset management industry, previously serving as President and Chief Investment Officer of Hughes Capital Management, Inc. from 1993-2014. Ms. Hughes is currently the President of Ashland Hughes Properties, a property management company, and she has held such position since 2014.
Raymond Kanner. Mr. Kanner has served on the Unified J.P. Morgan Funds Board since January 2022 and previously served on the Mutual Fund Board since 2017. Mr. Kanner retired after a 31-year career in the finance industry including most recently as the Chief Investment Officer for the IBM Retirement Funds. He started his career with IBM in 1978, joined IBM’s Credit Corporation in 1985 and moved to the Retirement Funds in 1993. During his career at IBM, Mr. Kanner gained experience overseeing substantial investments in all asset classes, including equities, fixed income and alternatives. Since his retirement and until 2017, he served as the Acting Executive Director of the Committee on Investment of Employee Benefit Assets (CIEBA). He previously served as a director of an emerging markets equity fund and as an advisory board member to Betterment for Business and to BlueStar Indexes and as an advisory board member for Penso Advisors. He currently serves as an advisory board member for State Street Global Advisors’ Total Portfolio Solutions business, Los Angeles Capital. Mr. Kanner served as a member of the Compliance Committee and the Money Market and Alternative Products Committee until December 31, 2018.
Thomas P. Lemke. Mr. Lemke has served on the Unified J.P. Morgan Funds Board since January 2022 and previously served on the ETF Board since 2014. Mr. Lemke has over 35 years of experience in the financial services industry, including experience in various senior management positions with financial services firms in addition to multiple years of service with a regulatory agency and a major law firm. In addition, he has a background in internal controls, including legal, compliance, internal audit, risk management, and fund administration. He has also gained experience as an independent director of other registered investment companies, including his current position with each of The Advisors’ Inner Circle III and Symmetry Panoramic Trust. Mr. Lemke also is co-author of a number of treatises on the regulation of the investment management industry.
Lawrence R. Maffia. Mr. Maffia has served on the Unified J.P. Morgan Funds Board since January 2022 and previously served on the ETF Board since 2014. Mr. Maffia has over 30 years of experience in the financial services industry, including positions held at a public auditing firm and various other positions in the mutual fund industry. He has familiarity with a variety of financial, accounting, investment and regulatory matters through his prior experience (including as President and Company Director at ICI Mutual Insurance Company, a provider of D&O/E&O liability insurance and fidelity bonding for the U.S. mutual fund industry, and his prior positions as chief financial officer of Stein Roe & Farnham Mutual Funds and chief operations officer of Stein Roe & Farnham Mutual Funds’ transfer agent).
Mary E. Martinez. Ms. Martinez has served as Vice-Chair of the Unified J.P. Morgan Funds Board since January 2022 and previously served as the Vice-Chair of the Mutual Fund Board since January 2021. She has served as a member of the Mutual Fund Board since January 2013. She has over 25 years of experience in asset management, wealth management and private banking services. She served as Managing Director of Asset Management at Bank of America (which acquired U.S. Trust Company (“U.S. Trust”) in 2007). Ms. Martinez served in various roles at U.S. Trust, including President of the Excelsior
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Funds, member of U.S. Trust’s Executive Management Committee, Chief Executive Officer and President of U.S. Trust Private Bank, and Chief Operating Officer of Asset Management where she had responsibility for product development, management, infrastructure and operating oversight. Prior to that she was Head of Products/Services/Strategic-Planning-Alternative & Asset/Wealth Management at Bessemer Trust Company and a member of their Executive Management Committee. Ms. Martinez is a real estate investor/adviser.
Marilyn McCoy. Ms. McCoy has served on the Unified J.P. Morgan Funds Board since January 2022 and previously served on the Mutual Fund Board since 2005 and previously was a member of the heritage One Group Mutual Funds Board since 1999. She has served on the boards of the Pegasus Funds and the Prairie Funds. Until 2023, Ms. McCoy served as the Vice President of Administration and Planning at Northwestern University for over 38 years, where she managed strategic planning, program review, information and analytics, executive level searches, and other programs and initiatives. Ms. McCoy also oversaw Northwestern University’s Board of Trustees function and supported the University’s President.
Emily A. Youssouf. Ms. Youssouf has served on the Unified J.P. Morgan Funds Board since January 2022 and previously served on the ETF Board since 2014. Ms. Youssouf has extensive experience in strategic planning, financial analysis and regulatory matters from her over 30 years of business experience in the financial services and housing finance industries and related fields. She currently serves on the Board of PennyMac Financial Services, Inc. (where she serves as Chair of the Finance Committee and a member of the Audit Committee), the NYC School Construction Authority, and the NYS Job Development Authority (where she also serves as a member of the Audit Committee) and as an Adjunct Professor at the NYU Schack Institute of Real Estate. Her prior business experience includes executive level positions at Merrill Lynch, Prudential Securities and Credit Suisse. She also served as President of the New York City Housing Development Corporation, Vice Chair of the New York City Housing Authority, a Board Member of the NYC Health and Hospitals Corporation (where she served as the Chair of the Audit Committee, Chair of the IT Committee and Member of the Finance Committee) and as a Trustee of the Transit Center Foundation (where she served as Chair of the Audit Committee).
Interested Trustees
Robert F. Deutsch. Mr. Deutsch has served on the Unified J.P. Morgan Funds Board since January 2022 and previously served on the ETF Board since 2014. Mr. Deutsch has over 30 years of experience in the financial services industry. He has substantial mutual fund background and is experienced with financial, accounting, investment and regulatory matters through his tenure at J.P. Morgan Asset Management1 (“JPMAM”) including his prior positions as head of the ETF Business and as head of the Global Liquidity Business. Prior roles also include National Sales Manager for the J.P. Morgan Mutual Funds and Client Advisor at Goldman Sachs Asset Management. Mr. Deutsch is considered an “interested” Trustee based on interests in JPMorgan Chase resulting from his prior employment at JPMAM.
Nina O. Shenker. Ms. Shenker has served on the Unified J.P. Morgan Funds Board since January 2022. Ms. Shenker has over 35 years of experience in the financial services industry. She has substantial experience and expertise with mutual funds and ETFs across legal, compliance, operations, risk and controls, fiduciary, governance, product and business strategy and government and regulatory affairs. She has served as Vice Chair and as global General Counsel for J.P. Morgan Asset & Wealth Management. Prior to joining the JPMorgan Legal Department in 2001, Ms. Shenker was President of the Pierpont Group, the independent staff for the JPMorgan Mutual Funds Trustees and, prior to that, she was General Counsel and Senior Vice President at J. & W. Seligman & Co., an investment management firm. Ms. Shenker has also been actively engaged with industry associations. She also is actively engaged in supporting not-for-profit organizations’ governance and oversight. Ms. Shenker is considered an “interested” Trustee based on her prior employment at J.P. Morgan.
Board Leadership Structure
The Board decides upon general policies and is responsible for overseeing the business affairs of the Funds.

1
J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc.
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The Board currently has structured itself in a manner that allows it to effectively perform its oversight function. The Chair of the Board is an Independent Trustee, which allows him to carry out his leadership duties as Chair with objectivity.
In addition, the Board has adopted a committee structure that allows it to effectively perform its oversight function for all of the Funds. As described under “Qualifications of Trustees” and “Standing Committees,” the Board currently has seven committees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the ETF Committee, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. The Board has determined that the current leadership and committee structure is appropriate for the Funds and allows the Board to effectively and efficiently evaluate issues that impact the Funds as a whole as well as issues that are unique to each Fund.
The Board and the Committees take an active role in overseeing the risk associated with registered investment companies including investment risk, compliance and valuation. In addition, the Board receives regular reports from the Chief Compliance Officer, JPMIM in its capacity both as administrator for the Funds and as investment adviser to the Funds (“Administrator” and “Adviser”, as applicable), and the internal audit department of JPMorgan Chase & Co. The Board also receives periodic reports from the Chief Risk Officer of Investment Management Americas and Alternatives of JPMAM including reports concerning operational controls that are designed to address market risk, credit risk, and liquidity risk among others. The Board also receives regular reports from personnel responsible for JPMAM’s business resiliency and disaster recovery.
In addition, the Board, the Equity Committee, the Fixed Income Committee, and the Money Market and Alternative Products Committee meet regularly with representatives of the Adviser and an independent consultant to review and evaluate the ongoing performance of the Funds. Each of these three Committees reports these reviews to the full Board. The Audit and Valuation Committee is responsible for oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Compliance Committee is responsible for oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance with policy and procedures. The Governance Committee is responsible for, among other things, oversight of matters relating to the Funds’ corporate governance obligations, Fund service providers and litigation. The ETF Committee is responsible for, among other things, oversight of the J.P. Morgan ETFs with regard to the J.P. Morgan ETFs’ operational, legal, regulatory and contractual requirements relating to or impacting J.P. Morgan ETFs. At each quarterly meeting, each of the Governance Committee, the ETF Committee, the Audit and Valuation Committee and the Compliance Committee report their committee proceedings to the full Board. This Committee structure allows the Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Annually, the Board considers the efficiency of this committee structure.
Additional information about each of the Committees is included below in “Standing Committees.”
Standing Committees
The Board of Trustees has seven standing committees: (i) the Audit and Valuation Committee, (ii) the Compliance Committee, (iii) the Governance Committee, (iv) the Equity Committee, (v) the ETF Committee, (vi) the Fixed Income Committee, and (vii) the Money Market and Alternative Products Committee.
The members of each Committee are set forth below:
Name of Committee	Members	Committee Chair
Audit and Valuation Committee	Ms. Gallagher Mr. Maffia Mr. French Mr. Kanner	Ms. Gallagher
Compliance Committee	Mr. Lemke Mr. Fisher Mr. Grassi Ms. Hughes	Mr. Lemke
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Name of Committee	Members	Committee Chair
Governance Committee	Ms. Martinez Mr. Finn Mr. Fisher Ms. McCoy	Ms. Martinez
ETF Committee	Mr. Deutsch Ms. Gallagher Ms. Hughes Mr. Kanner Ms. Shenker Ms. Youssouf	Mr. Deutsch
Equity Committee	Mr. Kanner Mr. French Mr. Maffia Ms. McCoy	Mr. Kanner
Fixed Income Committee	Mr. Grassi Ms. Hughes Ms. Shenker Ms. Youssouf	Mr. Grassi
Money Market and Alternative Products Committee	Mr. Fisher Mr. Deutsch Ms. Gallagher Mr. Lemke	Mr. Fisher
Audit and Valuation Committee. The Audit and Valuation Committee operates pursuant to a written charter. It is composed entirely of Independent Trustees. The purposes of the Audit and Valuation Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Funds’ securities by the Administrator and Adviser, as applicable, and any sub-adviser, as applicable; (vi) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vii) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Audit and Valuation Committee has delegated responsibilities to the Chair of the Committee or any designated member of the Committee to respond to inquiries on valuation matters and that occur between meetings of the Committee when the Funds’ valuation procedures or law require Board or Committee action, but it is impracticable or impossible to hold a meeting of the entire Board or Committee.
Compliance Committee. The Compliance Committee operates pursuant to a written charter. The primary purposes of the Compliance Committee are to (i) oversee the Funds’ compliance with legal and regulatory and contractual requirements and the Funds’ compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer.
Governance Committee. The Governance Committee operates pursuant to a written charter. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the Independent Trustees; (iii) establishment of Independent Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) with respect to certain registrants, appointment and removal of the applicable funds’ Senior Officer, and approval of compensation for the funds’ Senior Officer and retention and compensation of the Senior Officer’s staff and consultants; (vi) selection of independent legal counsel to the Independent Trustees and legal counsel to the Funds; (vii) oversight of ongoing litigation affecting the Funds, the Adviser or the Independent Trustees; (viii) oversight of regulatory issues or deficiencies affecting the Funds (except financial matters considered by the Audit and Valuation Committee); and (ix) oversight and review of matters with respect to service providers to the Funds (except the Funds’ independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the J.P.
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Morgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate, including the Mutual Fund Directors Forum. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trusts at each Trust’s principal business address.
ETF Committee. The ETF Committee operates pursuant to a written charter. The duties of the ETF Committee include, but are not limited to, (i) monitoring significant industry, legal and regulatory developments relating to ETFs; (ii) receiving reports from fund management and reviewing secondary market trading in J.P. Morgan ETF shares; (iii) receiving reports on and reviewing with fund management matters related to the listing of J.P. Morgan ETF’s shares on various exchanges; (iv) receiving reports on and reviewing with fund management matters related to self-indexing and third-party indexing; (v) receiving reports on and reviewing with fund management transaction fees charged in connection with J.P. Morgan ETF creation and redemption transactions; (vi) recommending action to the full Boards in regard to proposed changes to basket construction and custom basket policies and procedures; (vii) reviewing with fund management authorized participant relationships and agreements; (viii) receiving and reviewing reports with fund management related to J.P. Morgan ETF distribution matters; (ix) receiving reports from fund management on the investment performance of J.P. Morgan ETFs; (x) receiving reports from fund management on J.P. Morgan ETF risk matters; (xi) considering ETF-specific proposals and recommending action to the appropriate committee or the full boards in connection with the Trust’s ETFs; and (xii) assisting the compliance committee with its oversight responsibility related to J.P. Morgan ETFs.
Equity Committee, Fixed Income Committee and Money Market and Alternative Products Committee. Each member of the Board, other than Mr. Finn, serves on one of the following committees, which are divided by asset type: the Equity Committee, the Fixed Income Committee or the Money Market and Alternative Products Committee. The function of the Committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The primary purposes of each Committee are to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the Funds designated for review by each Committee; and (ii) review and make recommendations to the Board concerning the approval of proposed new or continued advisory and distribution arrangements for the Funds or for new funds. The full Board may delegate to the applicable Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the Committees receives reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the Committee is assigned to oversee, and works to facilitate the understanding by the Board of particular issues related to investment management of Funds reviewed by the applicable Committee.
For details of the number of times each of the standing committees met during the most recent fiscal year, see “TRUSTEES — Standing Committees” in Part I of this SAI.
For details of the dollar range of equity securities owned by each Trustee in the Funds, see “TRUSTEES — Ownership of Securities” in Part I of this SAI.
Communications to the Board
Shareholder communications to any of the Boards or to specific members of such Board must be submitted in written form to Gregory Samuels, Secretary of the Trusts, at each Trust’s principal business address (277 Park Avenue, New York, NY 10172). All communications should clearly identify the specific Board or specific Board members to which each communication is directed.
Trustee Compensation
The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the “Deferred Compensation Plan”) pursuant to which the Trustees are permitted to defer part or all of their compensation. Amounts deferred are deemed invested in shares of one or more series of JPMT I, JPMT II, JPMT IV, Undiscovered Managers Funds, JPMFMFG, and JPMMFIT, as selected by the Trustee from time
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to time, to be used to measure the performance of a Trustee’s deferred compensation account. Amounts deferred under the Deferred Compensation Plan will be deemed to be invested in Class I Shares of the identified funds, unless Class I Shares are not available, in which case the amounts will be deemed to be invested in Class A Shares. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan (e.g., death of a Trustee). Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.
The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices (collectively, “disabling conduct”). In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or in the absence of such a determination, there has been a dismissal of the proceeding by the court or other body before it was brought for insufficiency of evidence of any disabling conduct with which the Trustee or officer has been charged, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees did not engage in disabling conduct.
For details of Trustee compensation paid by the Funds, including deferred compensation, see “TRUSTEES — Trustee Compensation” in Part I of this SAI.
OFFICERS
The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Matthew J. Kamburowski (1980), President and Principal Executive Officer (2025)*	Managing Director, Chief Administrative Officer for J.P. Morgan pooled vehicles and Global Head of Business Transformation. Mr. Kamburowski has been with JPMorgan Chase & Co. since 2001.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2020)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2022) (formerly Assistant Secretary 2014-2022)	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase
since June 2021; Senior Director and Counsel, Equitable Financial
Life Insurance Company (formerly, AXA Equitable Life Insurance
Company) from September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase
since May 2021; Senior Legal Counsel, Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The
Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2022)* (formerly Secretary 2018-2022)	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Carmine Lekstutis (1980), Assistant Secretary (2014)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
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Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Erika K. Messbarger (1987), Assistant Secretary (2025)*	Assistant Vice President and Senior Counsel, JPMorgan Chase; Ms. Messbarger has been with JPMorgan Chase since October 2011.
Henry F. Pickell (1980), Assistant Secretary (2025)*	Vice President and Assistant General Counsel, JPMorgan Chase; Mr. Pickell has been with JPMorgan Chase since July 2018.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2019)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2023)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Nektarios E. Manolakakis (1972), Assistant Treasurer (2020)
Managing Director, J.P. Morgan Investment Management Inc. since
2025, formerly Executive Director, J.P. Morgan Investment
Management Inc. since February 2021, formerly Vice President, J.P.
Morgan Investment Management Inc. since 2014; Vice President,
J.P. Morgan Corporate & Investment Bank 2010-2014.

Joseph Parascondola (1963), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2023)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.
*
The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**
The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
For details of the percentage of Shares of the Funds owned by the officers and Trustees, as a group, see “SHARE OWNERSHIP — Trustees and Officers” in Part I of this SAI.
INVESTMENT ADVISER AND SUB-ADVISER
J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) serves as investment adviser and administrator to the Funds. JPMorgan Asset Management (Asia Pacific) Limited serves as sub-adviser (“JPMAM (AP)” or the “Sub-Adviser”) to the JPMorgan Active China ETF (“Active China ETF”) pursuant to a sub-advisory agreement with JPMIM (the “Sub-Advisory Agreement”).
The Trust’s Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of JPMorgan Chase, any bank affiliate of JPMIM or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.
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J.P. Morgan Investment Management Inc.
JPMIM serves as investment adviser and administrator to the Funds. Except as noted in the Part I of this SAI, JPMIM provides investment advisory and administrative services under a management agreement (each a “JPMIM Management Agreement”). JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”). JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM is located at 383 Madison Avenue, New York, NY 10179.
The investment advisory services JPMIM provides to the Funds are not exclusive. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMIM serves as trustee. The accounts which are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the Funds. See “Portfolio Transactions.”
Each Fund is managed by employees of JPMIM who, in acting for their customers, including each Fund, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of JPMIM or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of a Fund.
JPMorgan Asset Management (Asia Pacific) Limited
JPMAM (AP) serves as the Sub-Adviser to the Active China ETF. As Sub-Adviser, JPMAM (AP) provides day-to-day management of the Fund’s portfolio. JPMAM (AP) is an indirect wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. JPMAM (AP) is located at 19th Floor, Chater House, 8 Connaught Road Central, Hong Kong.
Active China ETF’s investment portfolio is managed on a day-to-day basis by the Sub-Adviser pursuant to the Sub-Advisory Agreement.
Under the Sub-Advisory Agreement relating to the Active China ETF between JPMIM and the Sub-Adviser, the Sub-Adviser is entitled to fees, payable at least monthly by JPMIM out of the fees JPMIM receives.
The Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
The Sub-Advisory Agreement provides that it may be terminated without penalty by the Fund, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, or by JPMIM or the Sub-Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party, and shall automatically terminate in the event of its assignment.
JPMIM Management Agreements
Pursuant to the JPMIM Management Agreements, JPMIM provides investment advisory and administrative services to certain Funds.
Subject to the supervision of the Trust’s Board of Trustees, JPMIM provides or will cause to be provided a continuous investment program for a Fund, including investment research and management with respect to all securities and investments and cash equivalents. JPMIM may delegate its responsibilities to a sub-adviser. Any subadvisory agreements must be approved by the Trust’s Board of Trustees and the applicable Fund’s shareholders, to the extent required by the 1940 Act.
Pursuant to the JPMIM Management Agreements, JPMIM also performs or supervises all operations of the Funds (other than those services performed under the custody and fund accounting agreement and the transfer agency agreement for the Funds). JPMIM has agreed to maintain the necessary office space for these Funds, and to furnish certain other services required by each of these Funds. JPMIM prepares the Financial Statements and Other Information, which are filed with the SEC on a semi-annual basis and include annual reports, semi-annual reports and other financial information, prepares federal and state tax
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returns and generally assists in all aspects of a Fund’s operations other than those performed under any sub-advisory agreements, the custody and fund accounting agreement, and the transfer agency agreement. JPMIM may, at its expense, subcontract with any entity or person concerning the provision of the administrative services. JPMorgan Chase Bank serves as the Funds’ sub-administrator (the “Sub-administrator”).
Pursuant to JPMIM Management Agreements, JPMIM is entitled to a management fee, computed daily and payable monthly equal to the annual rate of each Fund’s average daily net assets as described in the Funds’ Prospectuses. Under the JPMIM Management Agreement, JPMIM is responsible for substantially all the expenses of the Trust relating to each Fund and each Fund (inclusive of any subsidiary expenses), except for the management fees, payments under a Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of a Fund’s business. Each Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with a Fund’s securities lending program, if applicable.
After an initial period, each JPMIM Management Agreement will continue in effect for successive annual periods only if specifically approved thereafter annually in the same manner as the Distribution Agreement; except that for any new funds, the initial approval will continue for up to two years, after which annual approvals are required. See the “Distributor” section for additional information. Each JPMIM Management Agreement will terminate with respect to a Fund automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to JPMIM and by JPMIM on 90 days’ written notice to the Trust.
Each JPMIM Management Agreement provides that JPMIM shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which the JPMIM Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JPMIM in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder, or, a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services covered by the agreement.
For details of the fees paid under the management agreement, see “INVESTMENT ADVISER AND ADMINSTRATOR — Management Fees” or “INVESTMENT ADVISER, ADMINSTRATOR AND SUB-ADVISER— Management Fees” in Part I of the SAI for the applicable Fund.
Under separate agreements, JPMorgan Chase Bank provides certain custodial, fund accounting and recordkeeping services to the Trust. JPMorgan Chase Bank is a subsidiary of JPMorgan Chase and an affiliate of JPMIM. See the “Custodian” and “Transfer Agent” sections for additional information.
POTENTIAL CONFLICTS OF INTEREST
JPMIM
JPMIM and/or its affiliates (the “Affiliates” and, together, “JPMorgan”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients and individual investors. In addition, JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. Investors should carefully review the following, which describes potential and actual conflicts of interest that JPMorgan can face in the operation of its investment management services. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.
This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding JPMIM and JPMorgan is set forth in JPMIM’s Form ADV. A copy of Part 1 and Part 2A of JPMIM’s or Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Acting for Multiple Clients. In general, JPMIM faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by JPMIM (“Other Accounts”) engage in
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short sales of the same securities held by a Fund, JPMIM could be seen as harming the performance of a Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the Fund. For example, if a Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which a Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, a Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.
Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by a Fund. For example, this may occur when investment decisions for a Fund are based on research or other information that is also used to support portfolio decisions by JPMIM for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.
Investment opportunities that are appropriate for a Fund may also be appropriate for Other Accounts and there is no assurance the Fund will receive an allocation of all or a portion of those investments it wishes to pursue. JPMIM’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as a Fund or invests in substantially similar assets as a Fund, creates an incentive for JPMIM to favor the account paying it the potentially higher fee, e.g., in placing securities trades.
JPMIM and its Affiliates, and any of their directors, officers or employees, also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or an Affiliate. JPMIM or its Affiliates, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, an Affiliate or any of its or their employees may purchase or sell for their own accounts or the proprietary accounts of JPMIM or an Affiliate or its clients. JPMIM, its Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.
The portfolio managers of certain Funds-of-Funds have access to the holdings and may have knowledge of the investment strategies and techniques of certain underlying Funds because they are portfolio managers of separately managed accounts following similar strategies as a Fund-of-Funds. They therefore face conflicts of interest in the timing and amount of allocations to an underlying fund, as well as in the choice of an underlying fund. JPMorgan also faces conflicts of interest when waiving certain fees if those waivers enhance performance.
The chart in Part I of this SAI entitled “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts and other Funds managed by each Fund’s (excluding the Money Market Funds’) portfolio managers.
Acting in Multiple Commercial Capacities. JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or may invest. JPMorgan is typically entitled to compensation in connection with these activities and the Funds will not be entitled to any such compensation. In providing services and products to clients other than the Funds,
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JPMorgan, from time to time, faces conflicts of interest with respect to activities recommended to or performed for a Fund on one hand and for JPMorgan’s other clients on the other hand. For example, JPMorgan has, and continues to seek to develop, banking and other financial and advisory relationships with numerous U.S. and non-U.S. persons and governments. JPMorgan also advises and represents potential buyers and sellers of businesses worldwide. The Funds have invested in, or may wish to invest in, such entities represented by JPMorgan or with which JPMorgan has a banking or other financial relationship. In addition, certain clients of JPMorgan may invest in entities in which JPMorgan holds an interest, including a Fund. In providing services to its clients, JPMorgan from time to time recommends activities that compete with or otherwise adversely affect a Fund or the Fund’s investments. It should be recognized that such relationships may also preclude a Fund from engaging in certain transactions and may constrain the Fund’s investment flexibility. For example, Affiliates that are broker dealers cannot deal with the Funds as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Certain of the Funds have received exemptive orders permitting the Funds to engage in principal transactions with Affiliates involving taxable and tax exempt money market instruments. However, for the purchase and sale of longer term fixed income securities, which are generally principal transactions, the Funds cannot use broker dealer Affiliates. Or, if an Affiliate is the sole underwriter of an initial or secondary offering, the Funds could not purchase in the offering. In both cases the number of securities and counterparties available to the Funds will be fewer than are available to mutual funds that are not affiliated with major broker dealers.
JPMorgan derives ancillary benefits from providing investment advisory, custody, administration, fund accounting and shareholder servicing and other services to the Funds, and providing such services to the Funds may enhance JPMorgan’s relationships with various parties, facilitate additional business development and enable JPMorgan to obtain additional business and generate additional revenue.
Participations Adverse to the Funds. JPMorgan’s participation in certain markets or its actions for certain clients may also restrict or affect a Fund’s ability to transact in those markets and JPMorgan may face conflicts with respect to the interests involved. For example, when a Fund and another JPMorgan client invest in different parts of an issuer’s capital structure, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment implicate conflicts of interest. See also “Acting for Multiple Clients.”
Preferential Treatment. JPMIM receives more compensation with respect to certain Funds or Other Accounts than it receives with respect to a Fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for JPMIM and its portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or Fund, such as devotion of unequal time and attention to the management of the Funds or accounts.
Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities raise a potential conflict of interest because JPMorgan has an incentive to allocate trades or investment opportunities to certain accounts or Funds. For example, JPMorgan has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan’s overall allocation of securities in that offering. When JPMorgan serves as adviser to the Funds, as well as certain Funds-of-Funds, it faces certain potential conflicts of interest when allocating the assets of the Funds-of-Funds among its underlying Funds. For example, JPMorgan has an incentive to allocate assets of the Fund-of-Funds to seed a new Fund or to allocate to an underlying Fund that is small, pays higher fees to JPMorgan or to which JPMorgan has provided seed capital.
Overall Position Limits. Potential conflicts of interest also exist when JPMorgan maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon JPMorgan by law, regulation, contract or internal policies. These limitations have precluded and, in the future could preclude, a Fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the Fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by a Fund that could be triggered based on the number of options written by JPMIM on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of a Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.
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Soft Dollars. JPMIM pays certain broker-dealers (including affiliates of JPMIM) with “soft” or commission dollars generated by client brokerage transactions in exchange for access to statistical information and other research services. JPMIM faces conflicts of interest because the statistical information and other research services may benefit certain other clients of JPMIM more than a Fund and can be used in connection with the management of accounts other than the accounts whose trades generated the commissions.
Additionally, when JPMIM uses client brokerage commissions to obtain statistical information and other research services, JPMIM receives a benefit because it does not have to produce or pay for the information or other research services itself. As a result, JPMIM may have an incentive to select a particular broker-dealer in order to obtain such information and other research services from that broker-dealer, rather than to obtain the lowest price for execution.
Redemptions. JPMorgan, as a seed investor, has significant ownership in certain of the Funds. In addition, JPMorgan Funds of Funds and JPMorgan on behalf of its discretionary clients could make significant investments in the Funds. JPMorgan faces conflicts of interest when considering the effect of redemptions on such Funds and on other shareholders in deciding whether and when to redeem its shares. A large redemption of shares by JPMorgan, by a JPMorgan Fund of Funds or by JPMorgan acting on behalf of its discretionary clients could result in a Fund selling securities when it otherwise would not have done so, accelerating the realization of capital gains and increasing transaction costs. A large redemption could significantly reduce the assets of a Fund, causing decreased liquidity and, depending on any applicable expense caps, a higher expense ratio.
Affiliated Transactions. The Funds are subject to conflicts of interest if they engage in principal or agency transactions with other Funds or with JPMorgan. To the extent permitted by law, the Funds can enter into transactions in which JPMorgan acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds (agency transactions). Principal and agency transactions create the opportunity for JPMorgan to engage in self-dealing. In accordance with applicable legal requirements, JPMIM currently expects, for certain U.S. equity Funds, to place certain U.S. equity trades, on an agency basis, through its affiliated broker, J.P. Morgan Securities LLC (“JPMS”). JPMorgan faces a conflict of interest when it engages in a principal or agency transaction on behalf of a Fund, because such transactions result in additional compensation to JPMorgan. JPMorgan faces a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.
In addition, Affiliates of JPMIM have direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). JPMIM, in accordance with its fiduciary obligation to seek to obtain best execution, from time to time executes client trades through ECNs in which an Affiliate has, or may acquire, an interest. In such case, the Affiliate will be indirectly compensated based upon its ownership percentage in relation to the transaction fees charged by the ECNs.
JPMorgan also faces conflicts of interest if a Fund purchases securities during the existence of an underwriting syndicate for such securities, of which JPMorgan is a member because JPMorgan typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of a Fund’s purchase of securities.
Affiliated Service Providers. JPMorgan faces conflicts of interest when the Funds use service providers affiliated with JPMorgan because JPMorgan receives greater overall fees when they are used. Affiliates provide investment advisory, administration, fund accounting, custody, and transfer agency services to the Funds for which they are compensated by the Funds. Similarly, JPMIM faces a conflict of interest if it decides to use or negotiate the terms of a credit facility for a Fund if the facility is provided by an Affiliate. In addition, if a JPMorgan Fund of Funds is investing in actively managed underlying funds, JPMIM limits its selection to Funds in the JPMorgan family of mutual funds. JPMIM does not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate for the JPMorgan Fund of Funds or that have superior returns. The JPMorgan affiliates providing services to the Funds benefit from additional fees when a Fund is included as an underlying Fund in a JPMorgan Fund of Funds. Certain laws applicable to JPMorgan may also have an impact on the ability of JPMorgan to conduct business with the Funds, which may have a negative impact on the Funds. The Funds are treated as affiliates of JPMorgan Chase Bank, N.A. for purposes of Sections 23A and 23B of the U.S. Federal Reserve Act. Those sections require that banking subsidiaries of JPMorgan, such as JPMorgan Chase Bank, N.A. and its subsidiaries, comply with certain standards and restrictions in dealing with affiliates such as the Funds. For example, the Funds may be unable to enter into certain borrowing or servicing arrangements with JPMorgan Chase Bank, N.A.
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Indexes. JPMIM or one of its affiliates may develop or own and operate stock market and other indexes based on investment and trading strategies developed by JPMIM or its affiliates or assist unaffiliated entities in creating indexes that are tracked by certain Funds utilized by JPMIM. Some of the Funds seek to track the performance of these indexes. JPMIM may, from time to time, manage client accounts that invest in the Funds. In addition, JPMIM may manage client accounts which track the same indexes used by the Funds or which may be based on the same, or substantially similar, strategies that are used in the operation of the indexes and the Funds. The operation of the indexes, the Funds and client accounts in this manner may give rise to potential conflicts of interest. For example, client accounts that track the same indexes used by the Funds may engage in purchases and sales of securities relating to index changes prior to the implementation of index updates or the time as of which the Funds engage in similar transactions because the client accounts may be managed and rebalanced on an ongoing basis, whereas the Funds’ portfolios are only rebalanced on a periodic basis corresponding with the rebalancing of an index. These differences may result in the client accounts having more favorable performance relative to that of the index and the Funds or other client accounts that track the index.
JPMIM also serves as an administrator to certain indices and performs a separate, non-fiduciary function with respect to the relevant indices. This gives rise to potential conflicts of interest, including concerns regarding the ability of JPMIM to manipulate an underlying index to the benefit or detriment of self-indexing Funds. The potential for conflicts of interest may also arise with respect to the personal trading activity of personnel of JPMIM who have knowledge of changes to an underlying index prior to the time that such index changes or other information related to the index is publicly disseminated.
Other potential conflicts include the potential for unauthorized access to index information, allowing index changes that benefit JPMIM or other client accounts and not the investors in the Funds. JPMIM has established certain information barriers and other policies to address the sharing of information between different businesses within JPMIM and its affiliates, including with respect to personnel responsible for maintaining the indexes and those involved in decision-making for the Funds.
Proxy Voting. Potential conflicts of interest can arise when JPMIM votes proxies for securities held by a Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that an Affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy ordinarily will be voted by an independent third party either in accordance with JPMIM’s proxy voting guidelines or by the third party using its own guidelines. Potential conflicts of interest can arise when JPMIM invests Fund assets in securities of companies that are also clients of JPMIM or that have material business relationships with JPMIM or an Affiliate and a vote against management could harm or otherwise affect JPMIM’s or the Affiliate’s business relationship with that company. See the Proxy Voting section in this SAI.
Lending. JPMorgan faces conflicts of interest with respect to interfund lending or the JPMorgan Chase Bank, N.A. credit facility, which could harm the lending or the borrowing Fund if JPMorgan favors one Fund’s or JPMorgan’s interests over those of another Fund. If a Fund engages in securities lending transactions, JPMIM faces a conflict of interest when a JPMIM affiliate operates as a service provider in the securities lending transaction or otherwise receives compensation as part of the securities lending activities.
Personal Trading. JPMorgan and any of its directors, officers, agents or employees, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Fund, which could have an adverse effect on a Fund.
Valuation. JPMIM acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. JPMIM values securities and assets in the Funds according to the Funds’ valuation policies. From time to time JPMIM will value an asset differently than an Affiliate values the identical asset, including because the Affiliate has information regarding valuation techniques and models or other information that it does not share with JPMIM. This arises particularly in connection with securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (e.g., startup companies) and which are fair valued. JPMIM will also face a conflict with respect to valuations as they affect the amount of JPMIM’s compensation as investment adviser and administrator.
Information Access. As a result of JPMorgan’s various other businesses, Affiliates, from time to time, come into possession of information about certain markets and investments which, if known to JPMIM, could cause JPMIM to seek to dispose of, retain or increase interests in investments held by a Fund or acquire certain positions on behalf of a Fund. However, JPMorgan’s internal information barriers restrict
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JPMIM’s ability to access such information even when it would be relevant to its management of the Funds. Such Affiliates can trade differently from the Funds potentially based on information not available to JPMIM. If JPMIM acquires or is deemed to acquire material non-public information regarding an issuer, JPMIM will be restricted from purchasing or selling securities of that issuer for its clients, including a Fund, until the information has been publicly disclosed or is no longer deemed material. (Such an issuer could include an underlying Fund in a Fund-of-Funds.)
Gifts and Entertainment. From time to time, employees of JPMIM receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or JPMIM, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.
For Funds with Sub-Advisers: Additional Potential Conflicts of Interest
The Adviser to certain Funds have engaged affiliated and/or unaffiliated sub-advisers. The Adviser compensates sub-advisers out of the advisory fees it receives from the Fund, which creates an incentive for the Adviser to select sub-advisers with lower fee rates or to select affiliated sub-advisers. In addition, the sub-advisers have interests and relationships that create actual or potential conflicts of interest related to their management of the assets of the Funds allocated to such sub-advisers. Such conflicts of interest may be similar to, different from or supplement those conflicts described herein relating to JPMorgan. Potential conflicts relate to the sub-advisers’ trading and investment practices, including, but not limited to, their selection of broker-dealers, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest. Additional information about potential conflicts of interest regarding the sub-advisers is set forth in each sub-adviser’s Form ADV. A copy of Part 1 and Part 2 of each sub-adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
For details of the dollar range of shares of each Fund beneficially owned by the portfolio managers, see “PORTFOLIO MANAGERS — Portfolio Managers’ Ownership of Securities” in Part I of this SAI.
PORTFOLIO MANAGERS
Compensation. JPMIM’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The compensation framework for JPMIM portfolio managers (“Portfolio Managers”) participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation – base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the “Mandatory Investment Plan” or “MIP”) and/or equity-based JPMorgan Chase Restricted Stock Units (“RSUs”) with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
The performance dimensions for Portfolio Managers are evaluated annually based on several factors that drive investment outcomes and value—aligned with client objectives—including, but not limited to:
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Investment performance, generally weighted more to the long-term, with specific consideration for Portfolio Managers of investment performance relative to competitive indices or peers over one-, three-, five- and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the Portfolio Managers success in tracking such index;
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The scale and complexity of their investment responsibilities;
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Individual contribution relative to the client’s risk and return objectives;
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Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and
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Adherence with JPMorgan’s compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material Environmental, Social and Corporate Governance (“ESG”) factors that are intended to be assessed in investment decision-making.
In addition to the above performance dimensions, the firm-wide pay-for-per performance framework is integrated into the final assessment of incentive compensation for an individual Portfolio Manager. Feedback from JPMorgan’s risk and control professionals is considered in assessing performance and compensation.
Portfolio Managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s “MIP”. In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the Portfolio Manager’s pay with that of the client’s experience/return.
For Portfolio Managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the Portfolio Manager.
For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the Portfolio Manager manages, as determined by the employee’s respective manager and reviewed by senior management.
In addition, named Portfolio Managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).
To hold individuals responsible for taking risks inconsistent with JPMorgan’s risk appetite and to discourage future imprudent behavior, we have policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:
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Reducing or altogether eliminating annual incentive compensation;
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Canceling unvested awards (in full or in part);
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Clawback/recovery of previously paid compensation (cash and/or equity);
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Demotion, negative performance rating or other appropriate employment actions; and
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Termination of employment.
The precise actions we take with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.
Portfolio Manager Leaves of Absence. JPMorgan’s benefit programs include parental leave and other leave policies. For example, JPMorgan U.S. employees are entitled to up to 16 weeks of paid leave for the birth or adoption of a child. From time to time, the portfolio managers listed in the prospectuses may be on temporary leave from the firm. Most of the Funds are managed using a team approach such that other members of the team will absorb the responsibilities of the portfolio manager while on leave and the management of such Funds will continue without change. Ordinarily, the Funds will not supplement their prospectuses to identify portfolio managers who are on temporary leave except as otherwise determined by the Adviser. Portfolio managers on leave at the time of an annual prospectus update will continue to be included in the list of portfolio managers for a Fund unless otherwise determined by the Adviser.
Other Portfolio Manager Information. For details of the dollar range of shares of each Fund (excluding Money Market Funds) beneficially owned by the portfolio managers who serve on a team that manages such Fund, see “PORTFOLIO MANAGERS — Portfolio Managers’ Ownership of Securities” in Part I of this SAI. For details of the other accounts managed by each portfolio manager, see “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed” in Part I of this SAI.
CODES OF ETHICS
The Trust, the Adviser and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (and pursuant to Rule 204A-1 under the Advisers Act with respect to the Adviser).
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The Trust’s code of ethics includes policies which require “access persons” (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or a Fund. The Trust’s code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.
The code of ethics adopted by the Adviser requires that all employees must: (i) place the interest of the accounts which are managed by the Adviser first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of the Adviser are also prohibited from certain mutual fund trading activity including excessive trading of shares of a mutual fund and effecting or facilitating a mutual fund transaction to engage in market timing. The Adviser’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities).
The Distributor’s code of ethics requires that all employees of the Distributor must: (i) place the interest of the accounts which are managed by affiliates of the Distributor first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. The Distributor’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund subject to the policies and restrictions in such code of ethics.
PORTFOLIO TRANSACTIONS
Investment Decisions and Portfolio Transactions
Pursuant to the JPMIM Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Trust and in accordance with a Fund’s investment objective and restrictions, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute its portfolio transactions. The Adviser operates independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.
Brokerage and Research Services
On behalf of a Fund, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of a Fund unless otherwise prohibited. See “Investment Strategies and Policies.”
Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the
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underwriter’s concession or discount. Transactions on stock exchanges (other than foreign stock exchanges) involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve payment of fixed brokerage commissions, which are generally higher than those in the U.S. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.
In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers a number of factors including, but not limited to: the price per unit of the security, the broker’s execution capabilities, the commissions charged, the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities, the broker-dealer firm’s financial condition, the broker’s ability to provide access to public offerings, as well as the quality of research services provided. As permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer (including an affiliate of the Adviser) which provides brokerage and research services to the Adviser, or the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. In accordance with Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, the term “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.
Brokerage and research services received from such broker-dealers (including an affiliate of the Adviser) will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser are not reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds may exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.
Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund’s brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with JPMS, an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.
In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent, except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC’s staff. Each Fund expects to purchase securities from underwriting syndicates of which certain
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affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not “interested persons” of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from the Distributor or any of its affiliates.
On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Funds. In some instances, the allocation procedure might not permit a Fund to participate in the benefits of the aggregated trade.
If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Allocation of transactions, including their frequency, to various broker-dealers is determined by a Fund’s Adviser based on its best judgment and in a manner deemed fair and reasonable to Shareholders and consistent with the Adviser’s obligation to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers the same factors for the best execution of purchase and sales orders listed above. Accordingly, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which the Adviser exercises investment discretion. The Adviser may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. To the extent such services are permissible under the safe harbor requirements of Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, such brokerage and research services might consist of advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, market data, stock quotes, last sale prices, and trading volumes. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients and not all the services may be used by the Adviser in connection with the Fund.
Under the policy for JPMIM, “soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer (including an affiliate of JPMIM) in exchange for products or services that are research and brokerage-related and provide lawful and appropriate assistance in the performance of the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The Funds receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure. Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only
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under a bundled commission structure is particularly important to the investment process. However, the Funds, except for the actively managed U.S. equity Funds, do not participate in soft dollar arrangements for market data services and third-party research.
The actively managed U.S. equity Funds participate in soft dollar arrangements whereby a broker-dealer (including an affiliate of JPMIM) may provide market data services and third-party research in addition to proprietary research. In order to obtain such research, the Adviser may utilize a Client Commission Arrangement (“CCA”). CCAs are agreements between an investment adviser and executing broker whereby the investment adviser and the broker agree to allocate a portion of commissions to a pool of credits maintained by the broker that are used to pay for eligible brokerage and research services. The Adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) of the Securities Exchange Act. As required by interpretive guidance issued by the SEC, any CCAs entered into by the Adviser with respect to commissions generated by the actively managed U.S. equity Funds will provide that: (1) the broker-dealer pay the research preparer directly; and (2) the broker-dealer take steps to assure itself that the client commissions that the Adviser directs it to use to pay for such services are only for eligible research under Section 28(e).
Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.
In the European Union (“EU”) and the United Kingdom (“UK”), investment managers, including a segment of the operations of the Adviser, are required to either pay for research regarding certain types of securities and issuers out of their own resources or agree with clients to have those research costs paid by clients through research payment accounts that are funded out of trading commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. Where such a restriction applies, the Adviser will pay for any research out of its own resources and not through soft dollars. Certain brokers may not accept payments from the Adviser for such research in which case they would not be compensated for any research attributable to those clients. Additionally, these requirements may have had, and may continue to have, practical ramifications outside the EU and the UK with respect to how U.S. asset managers acting under the delegated authority of an EU-based asset manager and U.S. asset managers that are part of a global asset management group with one or more EU affiliates restructure the way they procure, value and pay for research under U.S. laws and regulations. It is difficult to predict the full impact of these requirements on the Funds, the Adviser and any sub-advisers.
Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require a Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind.
Specifically, following a Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that a Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to
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the order (the “Execution Performance Guarantee”). Whether the execution of the order is at a price at least as favorable to a Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
An Authorized Participant is required to deposit an amount (the “Execution Performance Deposit”) with a Fund in order to ensure that the Execution Performance Guarantee will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund’s valuation of the portfolio securities, the Authorized Participant generally may retain the benefit of the favorable executions and the Execution Performance Deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to a Fund’s valuation of the securities, the Fund retains the portion of the Execution Performance Deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual Performance Execution Guarantee.
An Authorized Participant agrees to pay the shortfall amount (the “Execution Performance Offset”) in order to ensure that the Execution Performance Guarantee will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund’s valuation of the portfolio securities, the Authorized Participant generally may retain the benefit of the favorable executions and the Authorized Participant is not called upon to honor the Execution Performance Offset. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to a Fund’s valuation of the securities, the Fund will be entitled to the portion of the Execution Performance Offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
If an Authorized Participant has entered into an Execution Performance Guarantee, but the Authorized Participant is unable, as determined by the Adviser in its sole discretion, to execute the market transactions that are the subject of the Execution Performance Guarantee due to an extended market holiday that goes over seven calendar days or in certain other situations where all or a portion of the transactions are unable to be executed within seven calendar days, then a Fund may pay the full amount of the redemption order (or the remaining amount of the redemption order based on the unexecuted portion of the transaction) within the original seven calendar day period by using interfund lending, the Fund’s overdraft facility or cash on hand. The Authorized Participant (or an affiliated broker-dealer), acting on an agency basis, will subsequently enter into one or more separate market transactions when the markets reopen or the trades are otherwise able to be executed through which a Fund sells the portfolio securities (or the remaining unsold portfolio securities) subject to a guaranteed sales price. If the Authorized Participant (or an affiliated broker-dealer) achieves executions in market transactions at a price more favorable than a Fund’s valuation of the portfolio securities as of the NAV calculation applicable on the date of the redemption, then the Authorized Participant generally may retain the excess transaction proceeds. Specifically, if the Authorized Participant is unable to achieve executions in market transactions at a price at least equal to a Fund’s valuation of the portfolio securities as of the NAV calculation applicable on the date of the redemption, then the Authorized Participant is generally required to make the applicable shortfall payment to the Fund.
In addition, if transacting as broker with a Fund in a non-U.S. jurisdiction, the Authorized Participant may be required to cover foreign exchange costs through an Execution Performance Guarantee. If the foreign exchange transaction associated with the applicable security trades can only occur upon the settlement of a security trade and such trades are unable, as determined by the Adviser in its sole discretion, to be settled by the seventh calendar day after receipt of the Authorized Participant’s redemption order, then a Fund may pay within the original seven calendar day period the amount due in respect of the redemption order based on the foreign exchange rate as of the date of the redemption order by using interfund lending, the Fund’s overdraft facility or cash on hand (in addition to any sales proceeds from the executed portion of the original brokerage order) and subsequently enter into one or more separate foreign exchange transactions with the Authorized Participant (or a broker-dealer affiliate of the Authorized Participant), acting on an agency basis, and be subject to a guaranteed sales price. If the Authorized Participant achieves execution of the foreign exchange transactions at a price more favorable than the foreign exchange rate as of the NAV calculation applicable on the date of the redemption, then the Authorized Participant generally may retain the excess transaction proceeds. If the Authorized Participant is unable to achieve execution of the foreign exchange transactions at a price at least equal to the foreign exchange rate as of the NAV calculation applicable on the date of the redemption, then the Authorized Participant is required to make the applicable shortfall payment to a Fund.
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The circumstances under which the Execution Performance Guarantee will be used and the expected amount of any Execution Performance Deposit or Execution Performance Offset for a Fund will be disclosed in the Authorized Participant Procedures Handbook and may change from time to time based on the actual experience of the Fund.
For details of brokerage commissions paid by the Funds, see “BROKERAGE — Brokerage Commissions” in Part I of this SAI.
For details of the Funds’ ownership of securities of the Funds’ regular broker dealers, see “BROKERAGE — Securities of Regular Broker-Dealers” in Part I of this SAI.
ADMINISTRATOR
JPMIM provides administrative services under the JPMIM Management Agreement (refer to the “INVESTMENT ADVISER — JPMIM Management Agreement” section of the SAI Part II for additional information). In addition, to the extent described in a Fund’s Part I of its SAI, JPMIM may serve as administrator to certain other Funds under a separate administration agreement.
DISTRIBUTOR
Shares will be continuously offered for sale by the Distributor only. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor, an indirect, wholly owned subsidiary of JPMorgan Chase, is a broker-dealer registered under the Securities Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). Although the Distributor does not receive any fees under the Distribution Agreement with the Trust, JPMIM pays the Distributor for certain distribution related services.
Unless otherwise terminated, the Distribution Agreement will continue in effect for successive one-year terms after the initial two year term if approved at least annually by: (a) the vote of the Board of Trustees, including the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of a Fund. The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty (i) by vote of the Trustees; (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; or (iii) by the Distributor upon not less than 60 days’ prior written notice to the Trust. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository” below).
CUSTODIAN
Pursuant to the Amended and Restated Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 383 Madison Avenue, New York, NY 10179 (the “JPMorgan Custody Agreement”), JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund. Pursuant to the JPMorgan Custody Agreement, JPMorgan Chase Bank is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of JPMIM and the Distributor.
CUSTODY AND FUND ACCOUNTING FEES AND EXPENSES
Fees Beginning December 1, 2022
For custodian services beginning December 1, 2022, each Fund will pay to JPMorgan Chase Bank annual safekeeping fees of between 0.0004% and 0.50% of a Fund’s assets held by JPMorgan Chase Bank (depending on the domicile in which the asset is held), calculated monthly in arrears and fees between $2.25 and $100 for securities trades (depending on the domicile in which the trade is settled), as well as additional transaction fees on certain activities of $2.20 to $50 per transaction. JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, registration and transfer fees and related legal fees.
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JPMorgan Chase Bank may also be paid for the following additional custody services:
●
$15 or $45 per proxy (depending on the country where the issuer is located) for its service which helps facilitate the voting of proxies throughout the world. For securities in the U.S. market, this fee is waived if the Adviser votes the proxies directly;
●
$1,900 per year for account maintenance for each custody collateral control account;
●
$2.25 or $15 for income or redemption processing (depending on whether the security is held book entry or physically); and
●
$2.50 to $50 for each cash payment or receipt transaction.
With respect to fund accounting services, the following schedule shall be employed in the calculation of the fees payable for the services provided under the JPMorgan Custody Agreement. For purposes of determining the asset levels at which a tier applies, assets for all the Funds shall be used.
Tier One	Up to $15 billion	0.0030%
Tier Two	Next $85 billion	0.0025%
Tier Three	Over $100 billion	0.0015%

Other Fees:
Minimum		$20,000 per Fund per year
In addition, JPMorgan Chase Bank provides additional servicing for certain types of more complex assets. The fees for these services include a monthly transaction fee of $12 for processing each Contract for Difference position, a transaction fee of $50 for each manual trade and an annual fee of $500 for each bank loan position held by a Fund. In addition, JPMorgan Chase Bank will be paid fees of $0.50 to $4.50 per position per day for the valuation and processing of certain asset positions covered by these services.
If agreed-upon by the Trust and JPMorgan Chase Bank, custodian fees may, from time to time, be reduced by amounts calculated as a percentage of uninvested balances for certain Funds.
A Fund may at times hold some of their assets in cash, which may subject the Fund to additional risks and costs, such as increased credit exposure to the custodian bank and fees imposed for cash balances. Cash positions may also hurt a Fund’s performance.
Except as disclosed in the Part I of this SAI, JPMIM will be responsible for paying the fees under the JPMorgan Custody Agreement to JPMorgan Chase Bank.
TRANSFER AGENT
JPMorgan Chase Bank also serves as the Funds’ transfer agent. As transfer agent, JPMorgan Chase Bank is also responsible for maintaining account records, detailing the ownership of Fund Shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. JPMorgan Chase Bank will be paid $225 per creation or redemption transaction. The Trust may be reimbursed for all or part of this fee by the Authorized Participant placing the creation or redemption order.
Except as disclosed in Part I of this SAI, JPMIM is responsible for paying the fees under this agreement to JPMorgan Chase Bank.
SECURITIES LENDING AGENT
To generate additional income, the Funds may lend up to 33 1∕3% of their total assets pursuant to agreements (“Borrower Agreements”) requiring that the loan be continuously secured by cash. Citibank serves as securities lending agent pursuant to the Securities Lending Agency Agreement effective June 18, 2018, as amended from time to time. For Funds that engaged in securities lending during the last fiscal year, information concerning the amounts of income and fees/compensation related to securities lending activities for the Fund’s most recent fiscal year is include in Part I under Securities Lending Activities. To the extent that the Funds have engaged in securities lending during the most recently completed fiscal year, information concerning the amounts of income and fees/compensation related to securities lending activities is included in the Part I of the applicable Funds’ SAI in the Funds’ next annual update to its registration statement.
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Under the Securities Lending Agency Agreement, Citibank acting as agent for the Funds, loans securities to approved borrowers pursuant to Borrower Agreements substantially in the form approved by the Board of Trustees in exchange for collateral. During the term of the loan, a Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn loan fees and income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agency Agreement. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment to the Funds). The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as income from securities lending (net in a Fund’s financial statements). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments (in a Fund’s financial statements).
Under the Securities Lending Agency Agreement, Citibank is entitled to a fee equal to 8% of (i) the investment income (net of rebates) on cash collateral delivered to Citibank on a Fund’s behalf in respect of any loans by the Borrowers; and (ii) fees paid by a Borrower with respect to a loan for which non-cash collateral is provided (to the extent that the Funds subsequently authorize Citibank to accept non-cash collateral for securities loans).
A report of a Fund’s percentage on loan as of the prior calendar quarter may be obtained by calling the Financial Advisor Services Line at 1-800-343-1113. Information concerning the percentage on loan is derived from information provided by Citibank as the securities lending agent, has not been audited and may differ from that reported in other publicly available information.
EXPENSES
Prior to the adoption of the Management Agreement by the Funds, the Funds paid the expenses incurred in their operations, including their pro-rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds’ custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; listing fees; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, Shares of the Funds. With the adoption of the Management Agreement as described above, JPMIM is responsible for substantially all of the expenses of the Trust relating to each Fund and each Fund’s expenses. Service providers to the Funds may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.
The Adviser may agree that it will waive fees or reimburse the Funds as may be described in the Funds’ Prospectuses.
COMPENSATION TO INTERMEDIARIES
JPMIM and/or its affiliates (“JPMorgan Entities”) may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds (“Compensation”). Any Compensation by JPMorgan Entities will be paid at their own expense out of their legitimate profits and not from the assets of the Funds. Although a portion of JPMorgan Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, Compensation does not increase the price paid by investors for the purchase of Shares of, or the cost of owning, a Fund. JPMorgan Entities may pay Compensation for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. In addition, JPMorgan Entities may pay Compensation to Intermediaries that make Shares available to their clients or for otherwise promoting the Funds. These may include Compensation to Intermediaries that agree not to charge their customers any trading commissions when those customers purchase or sell Shares of the Funds online and/or that promote the availability of commission-free ETF trading to their customers. Compensation payments of this type are sometimes referred to as revenue-sharing payments. Compensation will only be paid to the Intermediary, never to individuals other than occasional gifts and entertainment that are permitted by rules of the Financial Industry Regulatory Authority (also known as FINRA). JPMIM has entered into written agreements to pay Compensation to 55I, LLC, 55 Institutional Partners, LLC, American Enterprise Investment Services, Inc.,
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BNY Mellon Capital Markets, LLC, Cetera Advisor Networks LLC, Cetera Advisors LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Charles Schwab & Co., Inc., Dynasty Securities LLC, Envestnet Asset Management, Inc., E*TRADE Securities LLC, Fidelity Brokerage Services LLC, Fidelity Institutional Wealth Adviser LLC, Fidelity Investments Institutional Operations Co., LPL Financial LLC, Morgan Stanley Smith Barney LLC, National Financial Services LLC, Pershing LLC, Raymond James & Associates, Inc. and UBS Financial Services, Inc.
The JPMorgan Entities may be motivated to pay Compensation to promote the purchase of Fund Shares by clients of Intermediaries and the retention of those investments by those clients. To the extent clients of Intermediaries purchase more Shares of the Funds or retain Shares of the Funds in their clients’ accounts, the JPMorgan Entities benefit from the incremental management and other fees paid by the Funds with respect to those assets.
Compensation to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Compensation creates conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
JPMorgan Entities may determine to pay Compensation based on any number of metrics. For example, JPMorgan Entities may pay Compensation at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Funds in a year or other period or calculated in basis points based on average net assets attributed to the Intermediary. Please contact your salesperson or other investment professional or visit the Intermediary’s website for more information regarding any Compensation his or her Intermediary firm may receive. Any Compensation paid by the JPMorgan Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares of the Funds.
TRUST COUNSEL
The law firm of Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, is counsel to the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, NY 10017. PWC conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund’s federal and state income tax returns.
DIVIDENDS AND DISTRIBUTIONS
Each Fund declares and pays dividends and distributions as described under “Distribution and Tax Matters” in the Prospectuses.
NET ASSET VALUE
The NAV per share of a Fund is equal to the value of all the assets, minus the liabilities, divided by the number of outstanding shares. As described in a Fund’s prospectus, NAV of each Fund is calculated each business day as of the close of the New York Stock Exchange, or Cboe BZX Exchange, Inc. or the Nasdaq Stock Market LLC® (each, an “Exchange”), depending on which exchange a Fund is listed on, which is typically 4:00 p.m. E.T. On occasion, an Exchange will close before 4:00 p.m. E.T. When that happens, NAV will be calculated as of the time applicable Exchange closes, as applicable. The Funds will not treat an intraday unscheduled disruption or closure in an Exchange’s trading as a closure of the Exchange, as applicable and will calculate NAV as of 4:00 p.m. E.T. if the particular disruption or closure directly affects only the Exchange. The following is a discussion of the procedures used by a Fund in valuing its assets.
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Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company) but before a Fund’s NAV is calculated, may be valued at its fair value in accordance with policies and procedures adopted by the Trust’s Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean (“Americas”) securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of a Fund are valued. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Generally, trading of foreign equity securities on most foreign markets (i.e., non-Western hemisphere) is completed before the close in trading in U.S. markets. The Funds have implemented fair value pricing on a daily basis for all foreign equity securities and investments with foreign equity reference obligations. The fair value pricing utilizes the quotations of an independent pricing service. Trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed.
Shares of exchange-traded funds (ETFs) are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end mutual funds are valued at their respective NAVs.
Fixed income securities are valued using prices supplied by approved independent third party pricing services, affiliated pricing services or broker/dealers. In determining security prices, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 PM ET.
Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.
Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV. Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade.
Non-listed over-the-counter options and futures are valued at the evaluated price provided by a counterparty or broker/dealer.
Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Certain fixed income securities and swaps may be valued using prices provided by pricing services affiliated with the Adviser. Valuations received by the Funds from affiliated pricing services are the same as those provided to other affiliated and unaffiliated entities by these affiliated pricing services.
With respect to all Funds, securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with policies and procedures (“Policies”) established by and under the supervision and responsibility of the Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist the Board of Trustees in its oversight of the valuation of the Funds’ securities and, in accordance with SEC Rule 2a-5 (Good Faith Determinations of Fair Value), designated to the Adviser the responsibility for implementing the day-to-day operational aspects of the valuation process. The Adviser leverages the JPMAM Americas Valuation Committee (“VC”) to oversee
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and carry out the Policies for the valuation of investments held in the Funds. The VC is comprised of senior representatives from various functions of the Adviser, including Investment Directors, Administrator, Control Management Organization, Compliance and Risk Management. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the VC believes that market quotations do not accurately reflect the value of a security.
From time to time, there may be errors in the calculation of the NAV of a Fund or the processing of creations and redemptions. Shareholders will generally not be notified of the occurrence of an error or the resolution thereof.
DELAWARE TRUST
The Trust was formed as a Delaware statutory trust on February 25, 2010 pursuant to a Declaration of Trust.
Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. The Trust’s Declaration of Trust provides that shareholders of the Trust shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the Trust or any series thereof. In addition, the Declaration of Trust provides that neither the Trust, nor the Trustees, officers, employees, nor agents thereof shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust’s Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit organized under the General Corporation Law of in the State of Delaware.
The Trust’s Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder’s acts or omissions. The Trust’s Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.
The Trust’s Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or the shareholders thereof, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination.
The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.
DESCRIPTION OF SHARES
The Trust is an open-end, management investment company organized as a Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See “Delaware Trust.”
The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (par value $0.0001 per share (or such other value as the Trustees may determine from time to time)) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees of the Trust may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine; however, the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders
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of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectus and elsewhere in this SAI.
The shareholders of a Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declaration of Trust of the Trust.
Each share of a series represents an equal proportionate interest in the assets in that series with each other share of that series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Expenses of the Trust which are not attributable to a specific series are allocated among all of their series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular series, such as the approval of a management agreement for a particular series.
The Trustees of the Trust may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the U.S. or of a state, commonwealth, possession or territory of the U.S., unless otherwise permitted under the 1940 Act; (ii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iii) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.
The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust’s governing instruments, including the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.
The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or dissolve or terminate any series.
Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of a Fund, of any general assets not belonging to any particular Fund which are available for distribution.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of a Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of a Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of a Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.
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PORTFOLIO HOLDINGS DISCLOSURE
Portfolio Holdings Disclosure for Funds that Disclose Portfolio Holdings on a Daily Basis
The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. A Fund’s complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. The complete portfolio holdings are also included on the Funds’ website, www.jpmorganfunds.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser and the Distributor will not disseminate non-public information concerning the Trust, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception. The portfolio holdings of the Funds are made available on a daily basis as of the prior business day. While not expected, it is possible that a recipient of portfolio holdings information for a Fund or other similarly managed account or vehicle advised or sub-advised by the Adviser or its affiliates could cause harm to a Fund, including by trading ahead of or against a Fund based on the information received.
Portfolio Holdings Disclosure for Semi-Transparent Funds
As described in the Prospectuses and pursuant to the procedures approved by the Trustees, each business day, a Fund will make available to the public upon request by calling 1-844-457-6383 for a complete, uncertified schedule of its actual portfolio holdings as of the last day of that prior month for Funds that only disclose their portfolio holdings periodically as described below and in the Funds’ prospectus (“Semi-Transparent Funds”). Generally, actual portfolio holdings information will not be provided until it is first posted on the J.P. Morgan Funds’ website.
The Funds’ publicly available uncertified, complete list of actual portfolio holdings information as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients’ consultants. No compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures.
For a list of the entities that receive the Funds’ actual portfolio holdings information, the frequency with which it is provided and the length of the lag between the date of the information and the date it is disclosed, see “PORTFOLIO HOLDINGS DISCLOSURE” in Part I of this SAI.
In addition, certain service providers to the Funds or the Adviser, Administrator or Distributor may for legitimate business purposes receive the Funds’ actual portfolio holdings earlier than the time period specified in the applicable prospectus, such as rating and ranking agencies, pricing services, IOPV service providers, proxy voting service providers, accountants, attorneys, custodians, securities lending agents (to the extent the Funds engage in securities lending), brokers in connection with Fund transactions and in providing pricing quotations and transfer agents. The Funds may also release portfolio holdings to the Adviser and affiliates of JPMorgan Chase for the limited purposes of hedging seed capital investment of the Adviser in the Funds, risk management, and for regulatory reporting purposes applicable to bank holding companies and their subsidiaries. The Adviser and affiliates of JPMorgan Chase may also have access to portfolio holdings of certain Funds for the limited purpose of hedging the Adviser's liability to pay deferred compensation to portfolio managers and other eligible employees based on the performance of certain designated Funds. The Funds will also provide actual portfolio holdings information earlier than the time periods specified in the applicable prospectus to the Investment Company Institute (the “ICI”) to support the ICI’s advocacy efforts on behalf of the mutual fund industry. The Funds also may release portfolio holdings and related information to the Financial Industry Regulatory Authority (“FINRA”) in order for FINRA to perform surveillances. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney–client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions, Codes of Ethics and Informational Barriers applicable to JPMorgan Chase and its affiliates).
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Disclosure of a Fund’s actual portfolio securities as an exception to the Funds’ normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and to submit the proposal to the Fund’s Treasurer for approval following compliance and legal review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and the Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund’s actual portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that a Fund’s policies and procedures with respect to the disclosure of actual portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.
In addition to the foregoing, the actual portfolio holdings of certain of the Adviser’s separately managed account investment strategies and other vehicles advised or sub-advised by the Adviser or its affiliates, which are the same or substantially similar to certain of the J.P. Morgan Funds, are made available on a more timely basis than the time period specified in the applicable prospectus. In some cases, such portfolio holdings are made publicly available on a daily basis. While not expected, it is possible that a recipient of portfolio holdings information for a Fund or other similarly managed account or vehicle could cause harm to a Fund, including by trading ahead of or against a Fund based on the information received.
In addition, the portfolio managers of certain J.P. Morgan funds-of-funds and separate accounts have periodic access to risk exposure information such as currency, sector, region, country, asset class, credit quality, volatility characteristics, VaR and stress information, exposure versus benchmarks, duration and ESG ratings of an underlying Fund in which such funds-of-funds and separate accounts invest. While such reports do not disclose individual portfolio holdings of the underlying Funds, they are derived from daily portfolio holdings of the underlying Fund. The Adviser has adopted procedures to determine that: (1) ongoing disclosure continues to strike an appropriate balance between the need of the funds-of-funds’ and separate accounts’ portfolio managers to have access to such information and protecting an underlying Fund from potentially harmful disclosure and (2) the disclosure of such risk exposure information is unlikely to be harmful to an underlying Fund or its shareholders.
Finally, the Funds release information concerning any and all actual portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. In addition to information on actual portfolio holdings, no sooner than 15 days after month end, the Funds may post a portfolio characteristics summary to the J.P. Morgan Funds’ website at www.jpmorganfunds.com. In addition, other fund statistical information may be found on the J.P. Morgan Funds’ website from time to time.
PROXY VOTING PROCEDURES AND GUIDELINES
The Board of Trustees has delegated to the Adviser and its affiliated advisers, proxy voting authority with respect to the Funds’ portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds’ Board of Trustees has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.
The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. The Adviser has adopted a separate set of Guidelines that covers the regions of each of: (1) North America, (2) Europe, Middle East, Africa, Central America and South America (“EMEA”), (3) Asia (ex-Japan) and (4) Japan (each, a “Region”; collectively, the “Regions”). In addition, for each Region, the Adviser has adopted Sustainable Strategy Proxy Voting Guidelines (“Sustainable Proxy Guidelines”) for certain sustainable strategies, which may apply to certain Funds as approved by the Board of Trustees. The Sustainable Proxy Guidelines for those sustainable strategies replace certain sections of the Guidelines for each of the Regions. Proposals for securities held in the sustainable strategies that are not covered by the Sustainable Proxy Guidelines will continue to be voted in accordance with the other provisions of the applicable Guidelines for each of the Regions. The Board of Trustees has adopted the Sustainable Proxy Guidelines for the JPMorgan Carbon Transition U.S. Equity ETF, JPMorgan Climate Change Solutions ETF and JPMorgan Sustainable Municipal Income ETF.
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Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value consistent with each Fund’s objectives and strategies. As a general rule, in voting proxies of a particular security, the Adviser and its affiliated advisers will apply the Guidelines of the Region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.
To oversee the proxy voting process on an ongoing basis, the Adviser has established a proxy committee (“Proxy Committee”) for each global location where proxy voting decisions are made. Each Proxy Committee is composed of members and invitees, including a proxy administrator (“Proxy Administrator”) and senior officers from among the investment, legal, compliance, and risk management departments. The primary functions of each Proxy Committee include: (1) reviewing and approving the Guidelines annually; (2) providing advice and recommendations on general proxy voting matters, including potential or material conflicts of interest escalated to it from time to time as well as on specific voting issues to be implemented by the Adviser; and (3) determining the independence of any third-party vendor to which it has delegated proxy voting responsibilities (such as, for example, delegation when the Adviser has identified a material conflict of interest) and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities.
The Guidelines are proprietary to the Adviser and reflect the Adviser’s views on proxy voting matters as informed by its investment experience and research over many years of proxy voting. Certain guidelines are prescriptive (“Prescribed Guidelines”) meaning they specify how the Adviser will vote a particular proxy proposal except where the Adviser, pursuant to its procedures, determines to vote in a manner contrary to its Prescribed Guidelines also known as an “Override”. Other guidelines contemplate voting on a case-by-case basis. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. Individual company facts and circumstances vary. In some cases, the Adviser may determine that, in the best interest of its clients, a particular proxy item should be voted in a manner that is not consistent with the Prescribed Guidelines. Where the Adviser chooses to vote in a manner contrary to its Prescribed Guideline or where the Proxy Administrator determines that such vote requires further escalation to certain portfolio management teams (“escalated votes”), the procedures include a review and, for certain votes, an attestation process. These processes are designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund’s Adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand), ensure that relevant personnel were not in possession of material non-public information (“MNPI”), and ensure that the proxy vote is cast in the best interests of the Fund.
In order to maintain the integrity and independence of the Adviser’s investment processes and decisions, including proxy voting decisions, and to protect the Adviser’s decisions from influences that could lead to a vote other than in the Funds’ best interests, JPMC (including the Adviser) has adopted policies and procedures that (i) address the handling of conflicts, (ii) establish information barriers, and (iii) restrict the use of MNPI. Material conflicts of interest are further avoided by voting in accordance with the Adviser’s Prescribed Guidelines. A material conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for a J.P. Morgan Fund, or when the Proxy Administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or has rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party using its own guidelines; provided, however, that the Adviser’s investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or has rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The applicable proxy committee shall review the Exception Request and shall determine whether the Adviser should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
Depending on the nature of the conflict, the Adviser may elect to take one or more of the following measures, or other appropriate action: removing certain Adviser personnel from the proxy voting process; “walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Prescribed Guidelines, if any, the application of the Prescribed Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or delegating the vote to an independent third party, in which case the proxy will be voted by the
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independent third party in accordance with its own determination. In the event that a J.P. Morgan Fund, in the aggregate, holds more than 25% of the outstanding voting securities of an open-end registered investment company or registered unit investment trust that is not managed by JPMIM (a “Non-J.P. Morgan Fund”), the J.P. Morgan Fund will vote its respective securities in a Non-J.P. Morgan Fund in the same proportion as the vote of all other holders of such securities.
For securities held in Funds that seek to follow the investment returns of an underlying index, the Adviser may abstain from voting if it determines that casting a vote would not have a material effect on the value of the Fund’s investments based on the size of the Fund’s holdings, its ownership in the issuer, and/or its consideration of the importance of the proxy vote.
The following summarizes some of the more noteworthy types of proxy voting policies of the North America Guidelines:
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The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated outside directors who serve on audit, compensation or nominating committees or are affiliated outside directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent except, in the case of controlled companies, vote for non-independent directors who serve on committees other than the audit committee; or (f) are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) or for all other directors, who serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights. Votes generally will be withheld from board chair, lead independent directors, or governance committee chairs of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation. In addition, the Adviser generally votes against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.
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The Adviser generally votes for board declassification proposals and votes against board classification proposals.
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The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
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The Adviser votes against proposals for a super-majority vote to approve a merger.
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The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
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The Adviser considers vote proposals with respect to stock-based incentive plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies.
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The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
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The Adviser generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, the Adviser votes on a case by case basis.
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The Adviser supports board refreshment, independence, and a diverse skill set for directors as an important part of contributing to long-term shareholder value. The Adviser generally supports
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investee companies’ consideration of equal employment opportunities and inclusiveness in their general recruitment policies as the Adviser believes such diversity contributes to the effectiveness of boards and further development of sound governance and risk oversight. The Adviser supports investee companies’ disclosure of gender, racial and ethnic composition of the board so that the Adviser can include that information as one of the many data points used in its holistic assessment of the companies. As with all proxy votes, the Adviser seeks to vote in each Fund’s best interests to enhance long-term shareholder value.
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The Adviser will generally vote against a plan and/or withhold its vote from members of the compensation committee when there is a disconnect between the chief executive officer’s pay and performance (an increase in pay and a decrease in performance). The Adviser reviews Say on Pay proposals on a case-by-case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.
The following summarizes some of the more noteworthy types of proxy voting policies of Section 12 Social and Environmental Issues from the North America Guidelines:
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The Adviser generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. In general, the Adviser supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
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In evaluating how to vote environmental proposals, key considerations may include, but are not limited to, issuer considerations such as asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations; cash deployments; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. The Adviser may also consider whether adoption of the proposal would inform and educate shareholders; have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.
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The Adviser votes against the chair of the committee responsible for providing oversight of environmental matters and/or risk where the Adviser believes the company is lagging peers in terms of disclosure, business practices or targets. The Adviser also votes against committee members, lead independent director and/or board chair for companies that have lagged over several years.
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With regard to social issues, among other factors, the Adviser considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
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The Adviser expects boards to provide oversight of human capital management which includes the company management of its workforce, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record and health and safety. As an engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities and deliver shareholder returns, the Adviser will generally support shareholder resolutions seeking the company to disclose data on workforce demographics, and release of EEO-1 or comparable data where such disclosure is deemed by the Adviser as inadequate.
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Sustainable Proxy Guidelines. For the JPMorgan Carbon Transition U.S. Equity ETF, JPMorgan Climate Change Solutions ETF, and JPMorgan Sustainable Municipal Income ETF, the Sustainable Proxy Guidelines are used in lieu of certain sections of the Guidelines for each of the Regions. Each Region’s Sustainable Proxy Guidelines are similar to the North America Sustainable Proxy Guidelines except for certain regional differences. The following summarizes some of the more noteworthy types of proxy voting policies of the Sustainable Proxy Guidelines and highlights some of the regional differences:
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In voting shares of securities under the Sustainable Proxy Guidelines, the Adviser considers good corporate governance, the ethical behavior of corporations and the social and environmental impact of such companies’ actions consistent with the applicable Fund’s objectives and strategies. The Adviser believes that disclosure and benchmarking of performance versus peers can enable an issuer to generate better long-term performance. The Adviser generally encourages reporting that is material, informative and does not place the company at a competitive disadvantage. Disclosure should provide meaningful information that enables shareholders to evaluate the impact of the company’s environmental, social and governance (“ESG”) policies and practices.
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In evaluating how to vote to social proposals, the Adviser considers among other items: (1) the company’s business activities, workplace and product safety, labor practices, diversity and equality, and supply chain, (2) how the company supports and monitors these issues, and (3) what types of disclosure the company provides.
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In evaluating how to vote environmental proposals, the Adviser considers among other items: (1) the company’s business activities, energy efficiency, impact on climate change, water use, toxic emissions, and operations in environmentally sensitive areas, (2) how the company supports and monitors these issues, and (3) what types of disclosure the company provides.
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In general, the Adviser supports management disclosure practices that are consistent with the goals and objectives of the applicable Fund. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration. For companies that have demonstrated leadership in disclosure, the Adviser may yet elect to support a shareholder proposal if the Adviser believes that improvement in disclosures will help sustain the leadership, unless there are material adverse consequences to such disclosure.
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The Sustainable Proxy Guidelines provide a framework for voting on social and environmental proposals. The Adviser notes that there may be cases in which the final vote varies from the guidelines due to the fact the Adviser reviews the merits of each proposal individually and considers relevant information in arriving at decisions. The Adviser considers among other items company-specific circumstances, whether or not the company has substantially achieved the stated objective, whether the proposal would be unduly burdensome, whether the proposal itself is well-framed and reasonable, as well as the most up-to-date research and information that is readily accessible to the Adviser as it pertains to the proposal.
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The North America Sustainable Proxy Guidelines provide that generally, the Adviser votes for shareholder proposals requesting disclosure of the gender, racial and ethnic composition of the board so that the Adviser can include that information as one of many data points considered in a holistic assessment of the company. The EMEA and Asia Ex-Japan Sustainable Proxy Guidelines provide that generally, the Adviser votes against /withholds from individual directors who serve as members of the nominating committee and the board lacks at least one woman, and the board is not at least 30 percent diverse (25% with respect to the Asia Ex-Japan Sustainable Proxy Guidelines), or does not adhere to the local market best practice. The Japan Sustainable Proxy Guidelines provide that generally, the Adviser votes against /withholds from individual directors who serve as members of the nominating committee and the board lacks at least one woman with the expectation that the board will be at least 30% diverse by 2030.
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Generally, the Adviser votes for proposals linking executive compensation to material environmental and social factors.
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Generally, the Adviser votes for proposals requiring reporting on environmental impacts and preparation of reports in accordance with certain external reporting standards.
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Generally, the Adviser votes against directors of companies, that, in the Adviser’s opinion, face material climate related transition or asset risks, where climate disclosures are not available or
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where the Adviser believes such disclosures are not meaningful. See “North America and Non-U.S. Guidelines” below for a discussion of Climate Risk guidelines applicable to Funds that do not use the Sustainable Proxy Guidelines.
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Generally, the Adviser votes for proposals requiring the company to take specific actions to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable energy sources.
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Generally, the Adviser votes for proposals requiring disclosure on the company’s land use, including its supply chain, deforestation and degradation.
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Generally, the Adviser votes for proposals requiring disclosure of political expenditures and lobbying.
Non-U.S. Guidelines. The following summarizes some of the more noteworthy types of proxy voting policies of the EMEA, Asia (Ex-Japan) and Japan Guidelines (collectively, “Non-U.S. Guidelines”):
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Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.
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Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. The Adviser also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in a Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.
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The Non-U.S. Guidelines reflect the applicable Region’s corporate governance or stewardship codes with respect to corporate governance and proxy voting. For example, JPMAM is a signatory to the UK Stewardship Code 2020 and believes that its existing stewardship policies meet the standards required under the Code. Additionally, for example, the EMEA Guidelines for UK companies are based on the revised UK Corporate Governance Code. If a portfolio company chooses to deviate from the provisions of the UK Corporate Governance Code, the Adviser takes the company’s explanation into account as appropriate, based on the Adviser’s overall assessment of the standards of corporate governance evidenced at the company. For Continental European markets, the Adviser expects companies to comply with local Corporate Governance Codes, where they exist. In markets where a comparable standard does not exist, the Adviser uses the EMEA Guidelines as the primary basis for voting, while taking local market practice into consideration where applicable. The Japan Guidelines reflect the 2020 revisions to the Japanese Stewardship Code. Likewise, the Asia (Ex-Japan) Guidelines endorse the stewardship principles promoted by different regulators and industry bodies in the Region including the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore and Singapore Exchange, the Principles for Responsible Ownership issued by the Securities and Futures Commission in Hong Kong, and the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council of Australia.
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Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change.
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The Non-U.S. Guidelines encourage transparency and disclosure with respect to remuneration reporting as well as processes and policies designed to align compensation with the long-term performance of portfolio companies.
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In particular, the EMEA Guidelines indicate that the remuneration policy as it relates to senior management should ideally be presented to shareholders for approval with such votes normally occurring every third year. In addition, the EMEA Guidelines describe information that the Adviser expects to be included in remuneration reports including disclosure on amounts paid to executives, alignment between company performance and pay out to executives, disclosure of, among other things, variable incentive targets, levels of achievement and performance awards, information on the ratio of CEO pay to median employee pay.
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With respect to the Japan Guidelines, the voting decision will be made taking into account matters such as recent trends in the company’s earnings and performance, with the expectation that companies will have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. Such Guidelines also support the introduction of clawback clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.
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Where shareholders are able to exercise a binding vote on remuneration policies, the Asia (Ex-Japan) Guidelines reflect the Adviser’s belief that such polices should stand the test of time. The Asia (Ex-Japan) Guidelines further encourage companies to provide information on the ratio of CEO pay to median employee pay and to explain the reasons for changes to the ratio as it unfolds year by year. The Asia (Ex-Japan) Guidelines also highlight information that companies should have with regard to gender pay gaps and indicate how this issue is being addressed.
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The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, under the EMEA Guidelines, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of a unitary board structure. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, the Non-U.S. Guidelines do not mandate a unitary board structure and local market practice will always be taken into account.
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The Adviser will use its voting powers to encourage appropriate levels of board independence and diversity as an important part of contributing to long-term shareholder value, taking into account local market practice.
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The EMEA Guidelines indicate that the Adviser expects boards to have a strategy to improve female representation in particular. The EMEA Guidelines generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the FTSE Women Leaders Review (formerly the Hampton-Alexander Review).
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The Japan Guidelines include provisions on board diversity and indicate that the Adviser believes directors with diverse backgrounds should make up a majority of a board over time. The Japan Guidelines provide that the current policy is to vote against the election of the representative directors, such as the president of the company, if there is only one or no female directors (at least 30% gender diversity before 2030).
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The Asia ex Japan Guidelines reflect, as a minimum standard for all Asia ex Japan markets, that JPMAM would expect no single-gender boards and that such boards would have 25% gender diverse representation, with 30% gender diverse representation or such higher amounts as reflected by local market practice before 2030.
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The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
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The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
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The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
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The Adviser will generally vote against anti-takeover devices.
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The Adviser considers social or environmental issues on a case-by-case basis under the Non-U.S. Guidelines, keeping in mind at all times the best economic interests of its clients. With respect to environmental proposals, the Non-U.S. Guidelines indicate that good corporate governance policies should consider the impact of company operations on the environment and the costs of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. The Non-U.S. Guidelines further encourage a level of environmental reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. With regard to social issues, among other factors, the Adviser considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
North America and Non-U.S. Guidelines. The following describes certain elements that are common to the North America and Non-U.S. Guidelines:
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The North America and Non-U.S. Guidelines note that, in certain markets, by-law changes have taken place to allow a company to hold virtual or hybrid general shareholder meetings and reflect that general shareholder meetings should be fair, constructive and foster dialogue between company management and shareholders. In principle, the Adviser is supportive of proposals allowing shareholder meetings to be convened by electronic means so long as the flexibility in the format of the meetings contributes to enhancing access to the meetings and where shareholder participation rights are protected, regardless of whether physical or virtual.
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The North America and Non-U.S. Guidelines include climate risk guidelines due to the Adviser’s view that climate change has become a material risk to the strategy and financial performance of many companies. The Adviser may vote against directors of companies, that, in the Adviser’s opinion, face material climate-related transition or asset risks, where such disclosures are not available or where the Adviser believes such disclosures are not meaningful. To provide shareholders with meaningful disclosures on how the company is addressing risks related to climate change, the Adviser encourages disclosure aligned with the reporting framework developed by the Task Force on Climate related Financial Disclosures (“TCFD”). In addition, for companies in industries where the Adviser believes climate change risks pose material financial risks, the Adviser encourages more comprehensive reporting including scenario analysis to help under the resilience of a company’s strategy and disclosures of Scope 1 and 2 greenhouse gases (“GHG”) emission targets, where decarbonization of a company’s operations and purchased energy has been identified by the company as a key part of a company’s strategy to manage climate change risks. In addition, for companies who have chosen to set long-term net zero targets, the Adviser encourages the company to make disclosures including scope of emissions included in such targets in order to allow the Adviser to evaluate the long-term credibility of transition plans. The Adviser may vote for shareholder resolutions requesting information where disclosure is unavailable or not meaningful.
Bank and Bank Holding Company Securities. The Board of Trustees has authorized the Adviser to further delegate proxy voting for certain bank and bank holding company securities (“Bank Securities”), that are held in the JPMorgan BetaBuilders U.S. Equity ETF, JPMorgan BetaBuilders U.S. Mid Cap Equity ETF, JPMorgan BetaBuilders U.S. Small Cap Equity ETF and J.P. Morgan Carbon Transition U.S. Equity ETF and that are identified from time to time by the Adviser to Egan-Jones Proxy Services to be voted in accordance with the applicable Egan-Jones Voting Guidelines (“Egan-Jones Voting Guidelines”). The delegation described in this section may occur where the Adviser is restricted under applicable laws from voting a particular security or in order to permit the Adviser to utilize exemptions from limitations arising under the Bank Holding Company Act that might otherwise prevent the Adviser from acquiring Bank Securities on behalf of a Fund. A copy of the applicable Egan-Jones Voting Guidelines is attached to the SAI Part II as Appendix B.
Proxy Voting Record. The Funds file their proxy voting record with the SEC on Form N-PX no later than August 31 of each year (or on the next filing date following August 31 if August 31 falls on a weekend or a day the SEC is closed). Following such filing, each Fund’s voting record for the most recent
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12-month period ended June 30 is available, without charge, upon request, by calling 1-800-338-4345 or on the SEC’s website at www.sec.gov. Such information can also be accessed from the J.P. Morgan Funds’ website at www.jpmorganfunds.com a reasonable time after the Form N-PX is filed with the SEC.
ADDITIONAL INFORMATION
The Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a Shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of a Trust at a meeting duly called for the purpose, which meeting shall be called and held in accordance with the By-Laws of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.
As used in the Trust’s Prospectuses and in this SAI, “assets belonging to a Fund” means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust’s Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative NAV of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative NAV of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.
As used in this SAI and the Prospectuses, the term “majority of the outstanding voting securities” of the Trust, a particular Fund means the following when the 1940 Act governs the required approval: the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust, such Fund or such class of such Fund, or (b) 67% or more of the shares of the Trust, such Fund or such class of such Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust, such Fund or such class of such Fund are represented in person or by proxy. Otherwise, the declaration of trust, articles of incorporation or by-laws usually govern the needed approval and generally require that if a quorum is present at a meeting, the vote of a majority of the shares of the Trust, such Fund or such class of such Fund, as applicable, shall decide the question.
Telephone calls to the Funds, the Funds’ service providers or a Financial Intermediary as Financial Intermediary may be recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trust filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.
Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.
No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectuses and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.
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APPENDIX A — PURCHASES AND REDEMPTIONS
BOOK ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Buying and Selling Shares.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of a Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS
General
The Trust issues and sells Shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Portfolio Deposit
The consideration for a purchase of Creation Units (except with respect to certain Funds) generally consists of the in-kind deposit of a portfolio of securities and other investments (the “Deposit Instruments”) included in each Fund and an amount of cash computed as described below (the “Cash Amount”). The Cash Amount together with the Deposit Instruments, as applicable, are referred to as the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. For certain Funds, Creation Units are issued partially or principally for cash, as specified in the Fund’s Prospectus and Part I of this SAI.
In the event a Fund requires Deposit Instruments in consideration for purchasing a Creation Unit, the portfolio of securities required may be different than the portfolio of securities the Fund will deliver upon redemption of Fund Shares.
In the event a Fund requires Deposit Instruments and a Cash Amount in consideration for purchasing a Creation Unit, the function of the Cash Amount is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Amount would be an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the aggregate market value of the Deposit Instruments. If the Cash Amount is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Amount. If the Cash Amount is a negative number (the NAV per Creation Unit is less than the

Deposit Amount), the Authorized Participant will receive the Cash Amount. Computation of the Cash Amount excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Instruments, which shall be the sole responsibility of the Authorized Participant.
JPMIM, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Instrument to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day), as well as information regarding the Cash Amount for a Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced Portfolio Deposit composition is made available.
In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Instruments or to permit the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Amount to replace any Deposit Instrument.
Procedures for Creation of Creation Units
To be eligible to place orders with the Distributor to create Creation Units of a Fund, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); which, in either case, must have executed an agreement with the Distributor (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units, whether through the NSCC Clearing Process or outside the NSCC Clearing Process through DTC or otherwise, must be received by the Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m. Eastern time or, for Custom Orders (discussed below), such earlier time set forth in the Participant Agreement or the Authorized Participant Procedures Handbook), in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of a Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust accepts (or delivers, in the case of a redemption) a basket or securities or cash that differs from the published Deposit Instruments or Redemption Instruments (discussed below). The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement or Authorized Participant Procedures Handbook. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant. Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Portfolio Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Portfolio Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Portfolio Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.
Orders to create Creation Units of a Fund shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Fund through the NSCC Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the NSCC Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the NSCC Clearing Process. Those persons placing orders outside the NSCC Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Cash Amount.
The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants through the Participant Agreement or in the Authorized Participant Procedures Handbook. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions.
Placement of Creation Orders Using NSCC Clearing Process
Portfolio Deposits created through the NSCC Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement.
The Participant Agreement authorizes the Distributor to transmit to the NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to the NSCC, the Participating Party agrees to transfer, by the first (1st) Business Day (“T+1” basis) following the date on which the creation order is deemed received, the requisite Deposit Instruments (or contracts to purchase such Deposit Instruments that are expected to be delivered in a “regular way” manner on a T+1 basis) and the Cash Amount to the Trust, together with such additional information as may be required by the Distributor. Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 if necessary or appropriate under the circumstances and compliant with applicable law. An order to create Creation Units of a Fund through the NSCC Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.
Placement of Creation Orders Outside NSCC Clearing Process — Domestic Funds
Portfolio Deposits created outside the NSCC Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of a Fund to be effected outside the NSCC Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the NSCC Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Portfolio Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Amount must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the NSCC Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Instruments and the Cash Amount in a timely fashion on the next Business Day immediately following the Transmittal Date, such order may be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Portfolio Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the first (1st) Business Day following the day on which the creation order is deemed received by the Distributor. Each Fund reserves the right to settle Creation Unit transactions on a basis other T+1 if necessary or appropriate under the circumstances and compliant with applicable law.
Additional transaction fees may be imposed with respect to transactions effected outside the NSCC Clearing Process (through a DTC Participant) and in circumstances in which any cash can be used in lieu of Deposit Instruments to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside NSCC Clearing Process — Foreign Funds
The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. For each Fund, the Custodian will cause the subcustodian of such Fund to maintain an account into which the Deposit Instruments (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Instruments must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Amount next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.
Once the Distributor has accepted a Creation Order, the Transfer Agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.
Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Instruments and the payment of the Cash Amount have been completed. When the subcustodian has delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.
Acceptance of Creation Orders
The Trust and the Distributor reserve the right to reject or revoke acceptance of a creation order transmitted to it in respect of a Fund, for example, if (a) the order is not in proper form; (b) the purchaser or group of related purchasers, upon obtaining the Creation Units of Shares, would own 80% or more of the outstanding Shares of such Fund; (c) the acceptance of the Portfolio Deposit would, in the opinion of the Fund, be unlawful, as in the case of a purchaser who was banned from trading in securities; or (d) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units of Shares for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outage resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Funds, the Adviser, any sub-adviser, the Transfer Agent, the Custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent will notify a prospective creator of its rejection of the order. The Trust, the Custodian, any subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall either of them incur any liability to Authorized Participants for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Cash Amount, plus (ii) at least 105%, which the Trust may change from time to time, of the market value of the undelivered Deposit Instruments (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Instruments.
If an Authorized Participant determines to post an Additional Cash Deposit as collateral for any undelivered Deposit Instruments, such Authorized Participant must deposit with the Custodian the appropriate amount of federal funds by 10:00 a.m. New York, (or such other time as specified by the Trust) on the date of requested settlement. If the Custodian does not receive the Additional Cash Deposit in the appropriate amount by such time, then the order may be deemed to be rejected and the AP shall be liable to a fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Custodian, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105% as required, which the Trust may change from time to time, of the daily marked to market value of the missing Deposit Instruments. To the extent that missing Deposit Securities are not received by the specified time on the settlement date, or in the event a marked-to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Instruments. The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the Transmittal Date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee may be charged.
Creation Transaction Fee
A fixed creation transaction fee is generally imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. The variable fee is subject to the maximum fee limit described in “PURCHASE AND REDEMPTION OF CREATION UNITS” in the Part I of this SAI.
In the case of cash creations or where the Trust permits a creator to substitute cash in lieu of depositing a portion of the Deposit Instruments, the creator may be assessed an additional variable charge to compensate a Fund for the costs associated with purchasing the applicable securities. (See “Portfolio Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant may be required to reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Amount to protect existing shareholders. Amounts in excess of any caps will be borne by a Fund. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See with respect to each Fund, the section entitled “Summary Information — The Fund’s Main Risks” and “More About the Fund — Investment Risks” in the applicable Prospectus.
JPMIM, through the NSCC, makes available on each Business Day prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the identity of a Fund’s securities and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The securities a Fund delivers upon redemption (“Redemption Instruments”) may not be identical to Deposit Instruments that are applicable to creations of Creation Units. An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust. Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit generally consist of Redemption Instruments as announced on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Instruments, less the redemption transaction fee and variable fees described below. Should the Redemption Instruments have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. The Trust reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Redemption Instruments.
The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants through the Participant Agreement or in the Authorized Participant Procedures Handbook. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions.
The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than seven days when:
(a)
trading on the Exchange is broadly restricted by the applicable rules and regulations of the SEC;
(b)
the Exchange is closed for other than customary weekend and holiday closing;
(c)
the SEC has by order permitted such suspension; or
(d)
the SEC has declared a market emergency.
Redemption Transaction Fee
The fixed redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request.
An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate each applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant may be required to reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Amount to protect existing shareholders. In no event will transaction fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.
Placement of Redemption Orders Using NSCC Clearing Process
Orders to redeem Creation Units of the Fund through the NSCC Clearing Process, if available, must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date (or, for Custom Orders, such earlier time set forth in the Participant Agreement or the Authorized Participant Procedures Handbook); and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Fund using the NSCC Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time (or, for certain Custom Orders, such earlier time set forth in the Participant Agreement or the Authorized Participant Procedures Handbook), will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Redemption Instruments (or contracts to purchase such Redemption Instruments which are expected to be delivered in a “regular way” manner on a T+1 basis) and the applicable cash payment will be transferred by the first (1st)

Business Day following the date on which such request for redemption is deemed received. Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 if necessary or appropriate under the circumstances and compliant with applicable law.
Placement of Redemption Orders Outside NSCC Clearing Process — Domestic Funds
Orders to redeem Creation Units of a Fund outside the NSCC Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the NSCC Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date (or, for certain Custom Orders, such earlier time disclosed in the Participant Agreement or the Authorized Participant Procedures Handbook); (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.
After the Distributor has deemed an order for redemption outside the NSCC Clearing Process received, the Custodian will initiate procedures to transfer the requisite Redemption Instruments (or contracts to purchase such Redemption Instruments) which are expected to be delivered within one Business Day and the cash redemption payment to the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Custodian. Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 if necessary or appropriate under the circumstances and compliant with applicable law.
To the extent contemplated by the Participant Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s Transfer Agent, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of at least 105%, which the Trust may change from time to time, of the value of the missing shares.
The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Participant Agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares or acquire the Deposit Instruments and the Cash Amount underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Instruments or Cash Amount and the value of the collateral.
Placement of Redemption Orders Outside NSCC Clearing Process — Foreign Funds
Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Redemption Instruments will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Redemption Instruments upon redemptions or could not do so without first registering the Deposit Securities under such laws.
In connection with taking delivery of Shares for Redemption Instruments upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Instruments are customarily traded, to which account such Redemption Instruments will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Redemption Instruments in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Instruments in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
Deliveries of redemption proceeds generally will be made within one Business Day. Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than one Business Day after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices.

APPENDIX B — EGAN-JONES PROXY VOTING GUIDELINES
For certain ETFs, the Board of Trustees has authorized the Adviser to delegate proxy voting for certain Bank Securities as identified by the Adviser from time to time to Egan-Jones Proxy Services to be voted in accordance with Egan-Jones Voting Guidelines. Egan-Jones Proxy Services anticipates using its 2024 Standard Proxy Voting Principles and Guidelines to vote proxies until August 1, 2025 after which it will use its 2025 Blended Proxy Voting Guidelines to vote proxies.
B-1

2024
2024 Standard Proxy Voting Principles and Guidelines

Egan-Jones Proxy Services
Standard Proxy Voting
Principles and Guidelines
Egan-Jones Proxy Voting Principles
Introduction
Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given Company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:
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the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission
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revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules
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corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules
In general:
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Directors should be accountable to shareholders, and management should be accountable to directors.
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Information on the Company supplied to shareholders should be transparent.
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Shareholders should be treated fairly and equitably according to the principle of one share, one vote.
Principles
A. Director independence
It is our view that:
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A two-thirds majority of the board should be comprised of independent directors.
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Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non- independent directors present.
2024 Standard Proxy Voting Principles and Guidelines

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When the Chairman of the Board also serves as the Company’s Chief Executive Officer, the board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.
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Committees of the board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.
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No director should serve as a consultant or service provider to the Company.
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Director compensation should be a combination of cash and stock in the Company, with stock constituting a significant component.
In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:
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should not have been employed by the Company or an affiliate within the previous five years.
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should not be an immediate family member of an individual who is, or at any time during the past five years was, employed by the Company as an executive officer.
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should not be the founder of the Company.
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should not be a director of the Company serving in an ex officio capacity.
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should not be a member of the Company’s Board of Directors for 10 years or more, however, a director who is a diverse nominee may be exempted from this rule on the case-by-case basis. Furthermore, a nominee whose tenure on the Board hasn’t reached 10 years by the date of the meeting or up to 90 days after and provided the Company discloses exact appointment date, will be exempted from this rule.
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should have no services contract regarding such matters as aircraft rental contract, real property lease or similar contract with the Company or affiliate, or with a member of the Company’s senior management or provide legal or consulting services to the Company within the previous three years.
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should not be employed by a public company at which an executive officer of the Company serves as a director, and thereby be part of an interlocking relationship.
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should not be a member of the immediate family (spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone other than domestic employees who share such person’s home) of any director described above.
●
a director who receives, or whose immediate family member receives, more than
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$120,000 per year in direct compensation (base salary plus cash bonus) from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.
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a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (other than a utility) or non-profit organization that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the recipient company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold. However, the existence of a credit agreement between a bank and the Company shall not affect the independence of a director who is an executive of that bank within the previous three years.
2024 Standard Proxy Voting Principles and Guidelines

Alternate members of key committees will be subject to the same independence criteria as regular members.
B. Board operating procedures
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The board should adopt a written statement of its governance principles, and regularly re-evaluate them.
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Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.
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The independent directors should be provided access to professional advisers of their own choice, independent of management.
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The board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.
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Directors should have access to senior management through a designated liaison person.
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The board should periodically review its own size, and determine a set number of directors between 5 and 15, instead of a range.
C. Requirements for individual directors
We recommend that:
●
The board should provide guidelines for directors serving on several Boards addressing competing commitments.
●
The board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the board and of committees of the board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.
D. Shareholder rights
●
A simple majority of shareholders should be able to amend the Company’s bylaws, call special meetings, or act by written consent.
●
“Greenmail” should be prohibited.
●
Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan
●
Directors should be elected annually.
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The board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.
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Shareholders should have effective access to the director nomination process
2024 Standard Proxy Voting Principles and Guidelines

Egan-Jones Proxy Voting Guidelines
Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.
Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.
Board Of Directors
Election of Directors in Uncontested Elections
Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors' investment in the Company, etc..
WITHHOLD votes from nominees who:
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are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees.
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are inside directors and sit on the Audit, Compensation, or Nominating committees.
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are inside directors and the Company does not have Audit, Compensation, or Nominating committees.
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are identified as not independent by the Company and sit on the Audit, Compensation, or Nominating committees.
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attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.
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ignore a shareholder proposal that is approved by a majority of the shares outstanding.
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ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
●
fail to act on takeover offers where the majority of the shareholders have tendered their shares.
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implement or renew a “dead-hand” or modified “dead-hand” poison pill.
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sit on more than five other public boards.
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serve as both Chairmen of the Board and CEOs and the Company receives a poor Board Score.
●
serve as CEOs and hold more than one outside public directorship^.
●
serve as Chairmen of the Board and hold more than one outside public directorship^.
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sit on the existing board, which has failed to respond adequately to a say-on-pay vote in which the majority of votes cast voted AGAINST.
2024 Standard Proxy Voting Principles and Guidelines

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sit on the existing board, which has implemented a less frequent say-on-pay vote than the frequency option which received a majority of votes cast in the previous frequency vote.
^ CEO/CHAIRMAN over-boarding exemption
If CEO or Chairman of the Company holds more than one other public company directorship, but one of these companies is a SPAC, he/she will be exempted from the Egan-Jones over-boarding rule.
Underperforming Board Policy
WITHHOLD votes from Compensation Committee members in cases when the Company obtains a questionable result on the Egan-Jones Compensation Score.*
*Recommendation is based on available data and subject to the analysts’ discretion to override in cases when a nominee has served as a member of the Compensation Committee for less than 6 months.
WITHHOLD votes from Compensation Committee members in cases when the Company’s Compensation Plans (Cash Bonus Plan or Stock Option Plan) receive an AGAINST recommendation from Egan-Jones.
WITHHOLD votes from Chairman of the Board in cases when the Company obtains the lowest score of Needs Attention on the Cyber Security Risk Score .**
**Recommendation is based on available data and subject to the analysts’ discretion to override in cases when the Chairman has served in this capacity for less than 6 months.
WITHHOLD votes from Compensation Committee members due to insufficient disclosure on executive compensation.***
***Including cases when the Company has no employees or none of the executive officers are compensated by the Company and no management fees have been provided.
WITHHOLD votes from Chairman of the Nominating Committee when there are no women, ethnically or racially diverse directors on the Board.
WITHHOLD from the Board Chair if the company or its board adopted a classified board structure or supermajority vote requirements to amend the bylaws or charter.
Board Accountability
Case-by-case basis for the following:
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Evidence or belief of failure of the board to properly account and prepare for risk (i.e. carbon or cyber issues)
●
A low board score, coupled with poor performance
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Legal or ethical problems in the Company or its management
2024 Standard Proxy Voting Principles and Guidelines

In cases in which the Company has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the Company’s compensation committee, the Company’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.
Furthermore, we may recommend withholding votes from either members of the Company’s compensation committee, its entire board of directors and/or its chief executive officer where the Company has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the Company.
FOR shareholder proposals calling for the Company to name as directors only those who receive a majority of shareholder votes.
Separating Chairman and CEO
FOR shareholder proposals requiring that positions of Chairman and CEO be held separately.
Independent Directors
FOR shareholder proposals asking that a two-thirds majority of directors be independent.
FOR shareholder proposals asking that the board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.
FOR shareholder proposals that the Chairman OR lead director be independent.
Stock Ownership Requirements
AGAINST shareholder proposals requiring directors to own a minimum amount of the Company stock in order to qualify as a director or to remain on the board.
Term Limits
AGAINST shareholder proposals to limit tenure of outside directors.
Egan-Jones strongly encourages diversity and Board turnover without embracing the controversial and problematic approach of term limits or a retirement age. As long as a director nominee, whose tenure exceeds 10 years, is not a member of a key committee we will not recommend a vote to withhold from the nominee.
2024 Standard Proxy Voting Principles and Guidelines

Retirement Age Limits
AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.
FOR management proposals requesting the approval to remove the mandatory retirement age for directors and trustees. AGAINST management and shareholder proposals that request placing age limit for a person to be elected or appointed as a director.
Director and Officer Indemnification and Liability
Case-by-case basis on management proposals regarding director and officer indemnification and liability, using Delaware law as the standard.
AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.
AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
FOR proposals authorizing exculpation of officers only in connection with direct claims brought by stockholders, including class actions, but without eliminating monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.
FOR management proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the Company, and (2) only if the director's legal expenses would be covered.
Charitable Contributions
AGAINST shareholder proposals regarding disclosure of charitable contributions.
Political Contributions
AGAINST shareholder proposals regarding disclosure of political contributions.
FOR management proposals regarding approval of political contributions.
Lobbying Expenditures
AGAINST shareholder proposals for disclosure of lobbying expenditures.
AGAINST shareholder proposals requesting a report of climate lobbying.
2024 Standard Proxy Voting Principles and Guidelines

AGAINST shareholder proposal requesting a third party review and report on lobbying activities alignment with position on universal health coverage.
Proxy Contests and Other Contested Elections
Election of Directors in Contested Elections
Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target Company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.
FOR plurality voting standard in contested elections.
Universal Proxy Card in a Contested Election
FOR proposals requesting that the Company require the use of a universal proxy card in contested elections.
Reimbursement of Proxy Solicitation Expenses
Case-by-case basis for shareholder proposals for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.
Auditors
Ratifying Auditors
FOR management proposals to ratify appointment of independent auditor unless:
●
Auditor obtains a questionable result on the Egan-Jones Auditor Score which takes into account a number of factors including but not limited to:
➢
Auditor rotation every seven years
➢
Non-audit fees exceeding 50% of total fees
➢
Significant and material disciplinary actions taken against the Company’s Auditor
●
Auditor has a financial interest in or association with the Company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the Company's financial position.
2024 Standard Proxy Voting Principles and Guidelines

Auditor Rotation
FOR shareholders proposals asking for auditor rotation.
FOR Shareholder proposal asking to limit the auditor from providing non-audit services.
Proxy Contest Defenses
Classified Board vs. Annual Election
AGAINST management proposals to classify the board.
FOR shareholder proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.
Removal of Directors
AGAINST management proposals that provide that directors may be removed only for cause.
FOR shareholder proposals to restore shareholder ability to remove directors with or without cause.
CASE-BY-CASE basis for shareholder proposal to remove a director, usually AGAINST unless there are compelling reasons to remove a director or a director does not fulfill Egan-Jones criteria examining independence, meetings attendance, other board memberships, then in such cases FOR.
AGAINST management proposals that provide that only continuing directors may elect replacements to fill board vacancies.
FOR shareholder proposals that permit shareholders to elect directors to fill board vacancies. FOR shareholder proposals requesting multiple candidate elections.
Authorization of the Board to Fill (casual) Vacancies
FOR management proposals requesting that vacancies in the number of directors be designated as casual vacancies and that the Board of Directors be authorized to fill such vacancies as and when it deems fit. On condition that director appointed to fill such a casual vacancy shall hold office until the next annual meeting following his or her election or until his or her election or until his or her successor is elected.
Cumulative Voting
FOR management proposals to eliminate cumulative voting.
AGAINST shareholder proposals to provide for cumulative voting.
Calling Special Meetings
AGAINST management proposals to restrict or prohibit shareholder ability to call special meetings.
2024 Standard Proxy Voting Principles and Guidelines

FOR management proposals asking to permit shareholders of record who own at least 10% of the Company’s shares, have the ability to call a special meeting.
FOR shareholder proposals to allow shareholders holding at least 10% or more of the Company’s shares, to call a special shareholder meeting regardless of length of stock ownership to the fullest extent possible, and proposals asking to give to give street name shares and non-street name shares an equal right to call for a special shareholder meeting.
Acting by Written Consent
Case by case for management proposals to restrict or prohibit shareholder ability to take action by written consent.
FOR shareholder proposals to allow or make easier shareholder action by written consent.
Altering Size of the Board
Management proposals regarding any Board size changes must require shareholder approval.
FOR management proposals to fix the size of the board as long as the number of directors is between 5 and 15.
FOR management proposals to set range of directors as long as there are not less than 5 and more than 15 directors on the board.
AGAINST management proposals that give management the ability to alter size of the board without shareholder approval.
AGAINST management proposals to allow the Board to fix number of directors without shareholder approval.
AGAINST management proposals to allow the Board to set range of directors without shareholder approval.
Case-by-case management proposals to approve unusual board size.
Virtual-only Meeting
FOR management proposals to conduct virtual-only annual meeting, considering shareholders' rights to participate electronically as they would have during an in-person meeting.
FOR proposals asking to allow the Company to hold a virtual meeting of shareholders along with an in-person meeting at a designated location.
2024 Standard Proxy Voting Principles and Guidelines

Quorum Requirements
FOR proposals seeking approval of a lower quorum requirement if the reduced quorum is at least one-third of shares entitled to vote, either in person or by proxy.
Tender Offer Defenses
Poison Pills
FOR shareholder proposals that ask the Company to submit its “poison pill” for shareholder ratification.
AGAINST shareholder proposal requesting the Board authorize a self-tender offer.
Case-by-case basis for shareholder proposals to redeem the Company's existing “poison pill”.
Case-by-case basis for management proposals to ratify a “poison pill”.
Fair Price Provisions
Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.
AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Greenmail
FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the Company's ability to make “greenmail” payments.
Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.
Pale Greenmail
Case-by-case basis for restructuring plans that involve the payment of pale greenmail.
Unequal Voting Rights
AGAINST dual-class exchange offers and dual-class recapitalizations.
2024 Standard Proxy Voting Principles and Guidelines

Supermajority Requirement to Amend Certificate of Incorporation or Bylaws
FOR management proposals requesting elimination of supermajority voting provisions for amendments to the certificate of incorporation and bylaws.
AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
FOR shareholder proposals asking that each bylaw amendment adopted by the board of directors not become effective until approved by shareholders.
Supermajority Requirement to Approve Mergers
AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
Other Governance Proposals
Confidential Voting
FOR shareholder proposals that request that the Company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
FOR management proposals to adopt confidential voting.
Equal Access
AGAINST shareholder proposals that would allow significant Company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
2024 Standard Proxy Voting Principles and Guidelines

Proxy Access
FOR binding shareholder proxy access proposals considering the following criteria:
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0.5% ownership threshold
●
Number of board members that may be elected - cap of 1/3 of board or minimum 2 nominees, if the board size is being lowered the calculation is based upon the original board size, if it is being increased the calculation would be based upon the original board size, with each new slot added to the total, so two plus six if six new board positions are being created
●
We prefer no limit or caps on the number of shareowners in the nominations group
●
Loaned securities will count towards total
●
We prefer that all participants affirm that they intend to be “long term shareholders” of the Company with at least 6 month ownership duration requirement
●
Proposals with no re-nominations restrictions are preferred.
FOR shareholder proposals to improve Catch-22 Proxy Access to remove the shareholder group limit - to enable as many shareholders as may be needed to combine their shares to equal 3% of the stock owned continuously for 3-years in order to enable shareholder proxy access.
Bundled Proposals
Case-by-case basis for bundled or "conditioned" proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders' best interests. FOR if the combined effect is positive.
Shareholder Advisory Committees
Case-by-case basis for shareholder proposals establishing a shareholder advisory committee.
Capital Structure
Common Stock Authorization
AGAINST management proposals increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.
AGAINST management proposals to increase the number of authorized shares of common stock, or equivalents, that exceeds 50 percent of share capital, without a specified legitimate purpose.
FOR management proposals to increase the number of authorized shares of common stock more than 50 percent of currently issued common share capital, if tied to a specific transaction or financing proposal or if the share pool was used up due to equity plans.
2024 Standard Proxy Voting Principles and Guidelines

Case-by-case basis on other such management proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance. In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.
Stock Distributions: Splits and Dividends
FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and the Company’s returns to shareholders.
Reverse Stock Splits
FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.
Case-by-case basis on management proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance taking into consideration stock price at the record date.
Preferred Stock
AGAINST management proposals authorizing creation of new classes of "blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights
Case-by-case basis on management proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and Company’s returns to shareholders.
Blank Check Preferred Stock
FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.
Adjustments to Par Value of Common Stock
FOR management proposals to reduce the par value of common stock.
Preemptive Rights
Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the Company and shareholder characteristics.
2024 Standard Proxy Voting Principles and Guidelines

Debt Restructurings
Case-by-case basis on management proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control.
FOR management proposals that facilitate debt restructurings except where signs of self- dealing exist.
Tracking Stock
Case-by-case basis for management proposals for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.
Stock buybacks
Case-by-case on management proposals requesting stock buybacks. AGAINST in cases when the Company receives one of the lowest two Compensation scores, FOR otherwise. When the Compensation Score is not available, Egan-Jones will recommendation FOR.
Compensation of Officers and Directors
Compensation of Officers and Directors
FOR compensation plans that result in an amount of dilution (or the equivalent value in cash) that is less than the maximum dilution determined by the Compensation Score.
AGAINST compensation plans that result in an excess amount of dilution (or the equivalent value in cash) that is more than the maximum dilution determined by the Compensation Score.
AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, excessive severance packages, or other problematic practice not accounted for in the Egan-Jones compensation Score.
Case-by-case (but generally FOR) plans that are completely “decoupled” from the CEOs compensation and thus have no impact on the CEO’s current or future total compensation.
Compensation Plan other than a Qualified ESPP at Special Purpose Acquisition Company
FOR compensation plans of the newly formed Company arising from a business combination with a special purpose acquisition Company (SPAC), unless the authorized share pool exceeds 3% of the newly formed Company's authorized shares.
2024 Standard Proxy Voting Principles and Guidelines

Advisory Votes on Executive Compensation (“Say-on-Pay”)
Case-by-case basis on advisory votes on executive compensation (“Say-on-Pay”), based on the result obtained by the Company in Egan-Jones Compensation Score. AGAINST a non-binding compensation advisory vote when the Company obtains a questionable result on the Egan-Jones Compensation Score, FOR otherwise.*
*In cases when the Company doesn’t have a CEO or CEO is not the highest paid executive then Egan- Jones will use the Total Compensation and Salary paid to the highest paid NEO of the Company to calculate a Compensation Score.
AGAINST say-on-pay proposal and compensation committee members when executive employment agreements include tax gross-ups.
Relative Compensation is based upon a number of quantitative and qualitative metrics which produce a final score that is both forward looking and based upon the prior performance metrics of the Company's wealth creation and market capitalization as compared to the CEO's total compensation package. Higher wealth creation, market capitalization and lower CEO compensation all contribute to a higher compensation score. Additional qualitative measures such as 162m compliance, executive pension plan status and other relevant factors are then used to calculate the final score.
Advisory Votes Regarding Frequency of Advisory Votes on Executive Compensation
FOR management proposals that recommend that advisory votes on executive compensation take place annually.
AGAINST management proposals that recommend that advisory votes on executive compensation take place every two years or triennially.
Management Proposals Seeking Approval to Re-price Options
Case-by-case basis on management proposals seeking approval to re-price options.
Director Compensation
Case-by-case basis on stock-based plans for directors.
AGAINST shareholder proposals regarding advisory vote on directors’ compensation.
Employee Stock Purchase Plans
Case-by-case basis on employee stock purchase plans.
2024 Standard Proxy Voting Principles and Guidelines

Amendments that Place a Maximum Limit on Annual Grants or Amend Administrative Features
FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).
Amendments to Added Performance-Based Goals
FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
Amendments to Increase Shares and Retain Tax Deductions under OBRA
Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).
Approval of Cash or Cash & Stock Bonus Plans
Case-by-case basis on cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.
Limits on Director and Officer Compensation
FOR shareholder proposals requiring additional disclosure of officer and director compensation.
Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.
Golden Parachutes and Tin Parachutes
FOR shareholder proposals requesting that the Board seek shareholder approval of any senior manager’s new or renewed pay package that provides for severance or termination payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus.
Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”
Employee Stock Ownership Plans (ESOPs)
FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., greater than five percent of outstanding shares).
401(k) Employee Benefit Plans
FOR proposals to implement a 401(k) savings plan for employees.
2024 Standard Proxy Voting Principles and Guidelines

State of Incorporation
State Takeover Statutes
Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).
Reincorporation Proposals
Case-by-case basis on proposals to change the Company's state of incorporation.
Business Combinations and Corporate Restructurings
Charter Modification
Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.
FOR approval of the amendments to the Company’s bylaws to adopt an exclusive forum for internal corporate claims.
The Federal Forum Selection for the Securities Act Claims Amendment
FOR proposals asking to approve an amendment to the Certificate of Incorporation to add a new provision that, unless the Company selects or consents in writing to the selection of an alternative forum, the sole and exclusive forum for the resolution of any complainant, shall be the federal district courts of the United States of America.
Change of Domicile
Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.
Mergers and Acquisitions
Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.
2024 Standard Proxy Voting Principles and Guidelines

Corporate Restructuring
Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.
Spin-offs
Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.
Asset Sales
Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.
Liquidations
Case-by-case basis on liquidations considering management's efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.
Appraisal Rights
FOR providing shareholders with appraisal rights.
Mutual Fund Proxies
Election of Directors
Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.
WITHHOLD votes for directors who:
●
are interested directors and sit on key board committees (Audit or Nominating committees)
●
are interested directors and the Company does not have one or more of the following committees: Audit or Nominating.
●
attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.
●
ignore a shareholder proposal that is approved by a majority of shares outstanding
●
ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
●
serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)
2024 Standard Proxy Voting Principles and Guidelines

Converting Closed-end Fund to Open-end Fund
Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.
Change from Diversified to Non-Diversified Fund
FOR approval of change from diversified to non-diversified fund.
Proxy Contests
Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.
Investment Advisory Agreements
Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.
New Classes or Series of Shares
FOR creating new classes or series of shares.
Preferred Stock Authorization
Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.
940 Act Policies
Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.
Changing Fundamental Restriction to Non-fundamental
AGAINST on changing fundamental restriction to non-fundamental restriction.
Changing Fundamental Investment Objective to Non-fundamental
AGAINST proposals to change the fund's fundamental investment objective to non- fundamental.
2024 Standard Proxy Voting Principles and Guidelines

Changing Fundamental Investment Policy to Non-Fundamental
AGAINST proposals to change the fund's fundamental investment policy to non-fundamental.
Name Rule Proposals
Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund's target market.
Disposition of Assets, Termination, Liquidation
Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, Company's past performance, and terms of liquidation.
Change in Sub-classification
Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.
Authorizing Board to Appoint and Terminate Sub-advisors without Shareholder Approval - “Manager of Managers” Structure
FOR approval of the use of a “Manager of Managers” structure that would permit the Fund’s manager to appoint and replace sub-advisers and enter into, and materially amend, sub-advisory agreements for the Fund without obtaining prior shareholder approval, regardless of the level of sub-adviser’s affiliation.
Distribution Agreements
Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor's reputation and past performance, and competitiveness of fund in industry.
Master-Feeder Structure
FOR establishment of a master-feeder structure.
Mergers
Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.
Advisory Vote on Merger Related Compensation
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AGAINST “golden parachutes” which are abusive,
2024 Standard Proxy Voting Principles and Guidelines

●
such as those that exceed 3x of the cash severance or
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if the cash severance multiple is greater than 2.99x or
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contain tax gross-ups or
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provide for accelerated vesting of equity awards, (however, pro-rata vesting of awards based on past service is acceptable) or
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are triggered prior to completion of the transaction or
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if the payouts are not contingent on the executive’s termination.
Extension Amendment Proposal for SPAC companies
Proposal asking to give the Company the right to extend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. Case-by-case recommendation, if the pre-existing extension terms have been modified to reduce the amount required to be deposited in trust account, then Egan- Jones will recommend AGAINST.
Miscellaneous Shareholder Proposals
Governance
Independent Directors
FOR shareholder proposals asking that a three-quarters majority of directors be independent.
FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.
FOR shareholder proposals that the Chairman OR lead director be independent.
Statement of the Purpose of a Corporation Review
AGAINST shareholder proposals requesting a review of the statement of the purpose of a corporation and make recommendations to shareholders on how the purpose of a corporation signed by the Chairman and Chief Executive Officer can be fully implemented.
Majority Voting in the Election of Directors
FOR shareholder proposals regarding majority voting in the election of Directors in uncontested meetings.
Election of Non-executive Directors
AGAINST shareholder proposals requesting election of non-executive directors.
2024 Standard Proxy Voting Principles and Guidelines

Employee Representation on the Board of Directors
AGAINST shareholder proposals on employee representation on the Board of Directors.
Fair Elections/Advance Notice Bylaw
FOR shareholder proposals requesting that shareholder approval is required for any advance notice bylaw amendments that:
1. require the nomination of candidates more than 90 days before the annual meeting,
2. impose new disclosure requirements for director nominees, including disclosures related to past and future plans, or
3. require nominating shareholders to disclose limited partners or business associates, except to the extent such investors own more than 5% of the Company’s shares.
CEO succession policy
FOR shareholder proposals requesting a CEO succession planning policy.
Report on Key-Person Risk
FOR shareholder proposals requesting a report on the Company's key-person risk, including identification of key persons and actions to ameliorate the impacts of their potential loss.
The Board's Nominee Disclosure Policy/ True Diversity Board Policy
Shareholder proposal requesting a policy to disclose to shareholders the following: a description of the specific minimum qualifications that the Board's nominating committee believes must be met by a nominee to be on the board of directors; and each nominee's skills, ideological perspectives, and experience presented in a chart or matrix form. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise
AGAINST shareholder proposals requesting that the Board of Directors review the Human Resources Committee’s mandate in order for it to play a role in overseeing key strategies regarding organizational culture, human resources, engagement, health, well-being, equity, diversity and inclusion of employees and that it can ensure that such strategies and organizational culture include environmental, social and governance (ESG) principles.
Risk Oversight Committee / Public Policy Committee
Shareholder proposals requesting a report, at reasonable cost, omitting proprietary or legally privileged information, discussing the merits of establishing a risk oversight board committee to oversee the Company's policies including human rights, environment, domestic governmental regulations, foreign affairs
2024 Standard Proxy Voting Principles and Guidelines

and international relations affecting the Company's business. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Creation of a New Technology Committee
Shareholder proposals that request that the Company create a new technology committee. Based on the Cybersecurity Risk Score, FOR in cases when the Company receives one of the lowest two scores; AGAINST otherwise.
AGAINST shareholder proposals requesting the Board review the mandate of the Corporate Governance Committee in order to include an ethical component concerning the use of artificial intelligence.
Decarbonization Committee
AGAINST shareholder proposals that request the board of directors establish a new committee to evaluate the risks and drawbacks of attempting to meet demands for the Company decarbonization.
Reimbursement of Shareholder for Expenses Incurred
CASE-BY-CASE for proposals for reimbursing proxy solicitation expenses in contested meetings.
FOR proposals for reimbursing proxy solicitation expenses in contested meetings in cases where EGAN-JONES recommends in favor of the dissidents.
Terminate the Investment Advisor
CAS-BY-CASE basis for proposals for terminating the investment advisor, considering fund’s performance and history of shareholder relations.
Vote Tabulation
FOR shareholder proposals that request all matters presented to shareholders, other than the election of directors, shall be decided by a simple majority of the shares voted ‘For’ and ‘Against’ an item and abstentions from the vote count be excluded.
Proxy Voting Review
Shareholder proposal regarding proxy voting review report. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Disclosure of Voting Results
FOR shareholder proposals requesting separate disclosure of voting results by classes of shares.
2024 Standard Proxy Voting Principles and Guidelines

Right to Convert a Limited Amount of Class B Common Stock into Class A Common Stock
FOR shareholder proposals on annual right to convert a limited amount of class B Common Stock (10 votes per share) into Class A Common Stock (1 vote per share).
Maryland’s Unsolicited Takeover Act
FOR shareholder proposals requesting that the Board opt out of MUTA, which allows the board of directors to make changes by board resolution only, without shareholder approval, to the Company's capital structure and charter/bylaws. These include, but are not limited to:
› the ability to re-classify a board;
› the exclusive right to set the number of directors;
› limiting shareholders’ ability to call special meetings to a threshold of at least a majority of shares.
Report on Whistleblower Policies and Practices
Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Mandatory Arbitration Bylaw
AGAINST shareholder proposals requesting that the Company adopt to a mandatory arbitration bylaw.
Shareholder proposal regarding a report on the impact of the use of mandatory arbitration on employees and workplace culture. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Concealment Clauses
Shareholder proposal requesting additional reporting on risks associated with the use of certain concealment clauses. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting that shareholders be allowed the opportunity at shareholder meetings to alert board members that the shareholders seek more information or favor a particular approach to corporate policy and that the Company constitution should include the clause: “The Company in general meeting may by ordinary resolution express an opinion or request information about the way in which a power of the Company partially or exclusively vested in the Directors has been or should be exercised. Such a resolution must relate to a material risk identified by the Directors or the Company and cannot advocate action that would violate any law or relate to any personal claim or grievance. Such a resolution is advisory only and does not bind the Directors or the Company”. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
2024 Standard Proxy Voting Principles and Guidelines

Executive Compensation
Tax Payments on Restricted Awards
AGAINST shareholder proposals to adopt a policy that the Company will pay the personal taxes owed on restricted stock awards on behalf of named executive officers.
Recovery of Unearned Management Bonuses
Shareholder proposals to adopt an executive compensation recoupment policy. Based on the Compensation Score: FOR when the Company receives one of the lowest two results; AGAINST otherwise.
Senior Executive Stock Retention
FOR shareholder proposals that request adoption of a policy requiring senior executives to retain a significant percentage of shares.
Deferral Period for Certain Compensation of Senior Executives
Shareholder proposals that request that the Compensation committee make the following changes to any annual cash incentive program ("Bonus Program"), as applicable to senior executives, in order to promote a longer-term perspective: an award to a senior executive under a Bonus Program that is based on one or more financial measurements whose performance measurement period is one year or shorter shall not be paid in full for a period following the award; and, the Committee shall develop a methodology for (a) determining the length of the Deferral Period and what proportion of a Bonus should be paid immediately; (b) adjusting the remainder of the Bonus over the Deferral Period in a manner that (i) allows accurate assessment of risks taken during the PMP that could have affected performance on the Financial Metric(s) and (ii) allows the Company to recoup Bonus compensation pursuant to its clawback policy; and (c) paying out the remainder of the Bonus at the end of the Deferral Period. Based on the Compensation Score: FOR when the Company receives one of the lowest two results on the Compensation Score; AGAINST otherwise.
Deduct Impact of Stock Buybacks from Executive Pay
Shareholder proposals that request the board of directors adopt a policy that the board will not utilize “earnings per share” (“EPS”) or its variations (e.g., diluted or operating EPS) or financial ratios (return on assets or net assets or equity) in determining a senior executive’s incentive compensation or eligibility for such compensation, unless the Board utilizes the number of outstanding shares on the beginning date of the performance period and excludes the effect of stock buybacks that may have occurred between that date and the end of the performance period. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
2024 Standard Proxy Voting Principles and Guidelines

Government Service Golden Parachute
AGAINST shareholder proposals on policy prohibiting the vesting of equity-based awards (including stock options, restricted stock and other stock awards granted under an equity incentive plan), for senior executives due to a voluntary resignation to enter government service.
Nonqualified Savings Plan Earnings
AGAINST shareholder proposals to adopt a policy that prohibits the practice of paying above- market earnings on the non-tax-qualified retirement saving or deferred income account balances of senior executive officers.
GAAP Financial Metrics for Purposes of Determining Executive Compensation.
Shareholder proposals asking to adopt a policy that when using performance metrics to calculate senior executive compensation, the Company shall not adjust performance metrics that are calculated in accordance with generally accepted accounting principles (GAAP).Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Stockholder proposals on non-GAAP measures disclosure, to adopt a policy that when the Company adjusts or modifies any generally accepted accounting principles (“GAAP”) financial performance metric for determining senior executive compensation, it should include a specific explanation for each adjustment and a reconciliation of the adjusted metric to GAAP. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Legal and Compliance Costs in Executive Compensation metrics
Shareholder proposals requesting that financial performance metrics should not be adjusted to exclude legal or compliance costs in evaluating performance for incentive payouts to senior executives. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposal requesting inclusion of legal and compliance costs in incentive compensation metrics. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Tax Transparency
Shareholder proposals on tax transparency requesting that the Company issue a tax transparency report to shareholders, at reasonable expense and excluding confidential information, prepared in consideration of the indicators and guidelines set forth in the Global Reporting Initiative’s (GRI) Tax Standard. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise
2024 Standard Proxy Voting Principles and Guidelines

ESG Metrics and Executive Compensation
Shareholder proposals asking that the Company prepare a report, at reasonable cost and omitting proprietary information, describing if, and how, it plans to integrate ESG metrics into the performance measures of named executive officers under the Company's compensation incentive plans. Based on the overall Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Community Impacts and Company’s Executive Compensation Program
Shareholder proposals asking that the Board of directors publish a report, at reasonable expense, within a reasonable time, and omitting confidential or propriety information, assessing the feasibility of integrating community stakeholder concerns and impacts into the Company's executive compensation program. Based on the overall Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Target Amounts for CEO Compensation – Pay Disparity
Shareholder proposals requesting that the Company take into consideration the pay grades and/or salary ranges of all classifications of Company employees when setting target amounts for CEO compensation. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Equity Ratio Disclosure in Executive Compensation
Shareholder proposals requesting that the Company disclose equity ratio disclosure used by the compensation committee to set executive compensation. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
AGAINST shareholder proposal on reform of executive compensation policy with social responsibility.
FOR shareholder proposals asking to ensure greater independence of compensation advisors. FOR shareholder proposals to discontinue professional services allowance for NEOs.
Shareholder proposals on cessation of Stock Option and Bonus Programs. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise
Executive Perquisites
Shareholder proposals requesting that payments and/or reimbursements to current and former Named Executive Officers (NEOs) for personal expenses be discontinued. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
2024 Standard Proxy Voting Principles and Guidelines

Incentive Compensation and Risks of Material Losses
Shareholder proposals asking that the Company prepare a report, at reasonable cost, disclosing whether and how the Company has identified employees or positions, individually or as part of a group, who are eligible to receive incentive-based compensation that is tied to metrics that could have the ability to expose the Company to possible material losses, as determined in accordance with generally accepted accounting principles. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Advisory Vote on Executive Compensation
Shareholder proposals on adoption of advisory vote on executive compensation. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from overall Governance Score.
Shareholder proposals on pay for superior performance. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Drug Pricing Strategies in Incentive Compensation Plans
AGAINST shareholder proposals requesting report on the extent to which risks related to public concern over drug pricing strategies are integrated into incentive compensation arrangements. The report should include, but need not be limited to, discussion of whether incentive compensation arrangements reward, or not penalize, senior executives for (i) adopting pricing strategies, or making and honoring commitments about pricing, that incorporate public concern regarding the level or rate of increase in prescription drug prices; and (ii) considering risks related to drug pricing when allocating capital.
Executive Pay Confidential Voting
FOR shareholder proposals to adopt a bylaw provision restricting management's access to vote tallies prior to the annual Meeting with respect to certain executive pay matters.
Clawback Provision Amendment of the Company Policy
Shareholder proposals requesting recoupment of awarded incentive pay and to state that conduct (intentional misconduct and not intentional misconduct) may trigger application of that policy. Based on the Compensation Score: FOR when the Company receives one of the lowest two results; AGAINST otherwise.
Quantifiable Performance Metrics
CASE-BY-CASE on shareholder proposals that request the board adopt the policy regarding quantifiable performance metrics. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
2024 Standard Proxy Voting Principles and Guidelines

Accelerated Vesting
FOR shareholder proposals to implement double triggered with pro-rata vesting of awards.
Dividends
CASE-BY-CASE basis for shareholder proposals to increase dividends, but generally AGAINST in the absence of a compelling reason for.
Shareholder Proposals on Social and Environmental Issues
Environment
AGAINST shareholder proposals asking the Company to issue a report in support of circular economy.
AGAINST shareholder proposals that request companies to follow the CERES Principles.
Generally AGAINST proposals requesting reports that seek additional information, unless it appears that the Company has not adequately addressed shareholders' relevant environmental concerns but FOR shareholder proposals requesting additional disclosure regarding hydraulic fracturing.
Shareholder proposals requesting that the Company issue an annual report to shareholders, at reasonable cost and omitting proprietary information, on plastic pollution. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting a report on reduction of water pollution.
Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
AGAINST shareholder proposals promoting recycling.
AGAINST shareholder proposals requesting a report on recyclable packaging. AGAINST shareholder proposals requesting a report on electronic waste.
AGAINST shareholder proposals on proper disposal of pharmaceuticals. AGAINST shareholder proposals requesting a report on nanomaterials.
GHG Emissions
Shareholder proposals requesting that the Company adopt GHG emissions reductions goals and issue a report at reasonable cost and omitting proprietary information, on its plans to achieve these goals. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
2024 Standard Proxy Voting Principles and Guidelines

Energy
Shareholder proposals to encourage energy conservation and the development of alternate renewable and clean energy resources and to reduce or eliminate toxic wastes and greenhouse gas emissions. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting a report on renewable energy adoption. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting a report on distributed - scale clean electricity. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals that request that the Board prepare, at reasonable expense and omitting proprietary information, a sustainability report. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting that the Company nominate environmental expert to the Board of Directors. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Climate Change
Shareholder proposals on establishing a climate change committee. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting a report on climate change. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting that the Company establish an annual advisory vote policy with respect to its environmental and climate change action plan and objectives. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting environmental and social due diligence. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting a report a report on 2-degree or 1.5-degree scenarios, IEA or IPCC reports, scenarios or assumptions, or any other climate- or net-zero transition-related models. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Fiduciary Carbon-Emission Relevance Report
Shareholder proposals requesting a report evaluating the material factors relevant to decisions about whether a 2050 net-zero carbon goal is appropriate; factors such as economic consequences of adopting a
2024 Standard Proxy Voting Principles and Guidelines

2050 net-zero carbon goal, technological feasibility for the company, the possibility that the climate models that underlie such goals are incorrect etc. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting that the Company suspend memberships of industry associations that are involved in lobbying inconsistent with the goals of the Paris agreement. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting a report on deforestation impacts in supply chain. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting a report on limiting supply chain flaring. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting a report on climate change and business model. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposal requesting a report on investment of retirement funds in companies contributing to climate change. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting a report on public advocacy on climate change and energy by relevant industry associations. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting a report on stranded assets due to climate change. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
AGAINST shareholder proposals on privatization of pollution assets.
Shareholder proposals requesting a report on risks of petrochemical investments. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
AGAINST shareholder proposals on new fossil fuel financing requesting adoption of a policy in which the Company takes available actions to help ensure that its financing does not contribute to new fossil fuel supplies.
AGAINST shareholder proposals requesting that the Company commit to continuing to invest in and finance the oil and gas sector and conduct a review of any and all of its policies to ensure that there are none that have the effect of encouraging divestment from the sector.
Shareholder proposal requesting a report on quantitative metrics identified by the Sustainability Accounting Standards Board (SASB) as providing material information on water resource risks for the meat, poultry and dairy sector at reasonable expense and excluding confidential information. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
2024 Standard Proxy Voting Principles and Guidelines

Shareholder proposals requesting a report on environmental expenditures (voluntary climate- related activities) including incurred costs and associated significant and actual benefits that have accrued to shareholders, the public health and the environment, including the global climate, from the Company’s environment-related activities that are voluntary and that exceed U.S. and foreign compliance and regulatory requirements. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
AGAINST shareholder proposals requesting a report on electrification of the transporation sector.
AGAINST shareholder proposals requesting a report on environmentally sensitive, protected areas.
Health
AGAINST shareholder proposals requesting a report on sugar and public health. AGAINST shareholder proposals regarding cage free egg progress disclosure.
Shareholder proposals requesting a report on antibiotics in livestock. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
AGAINST shareholder proposals to adopt a policy to phase out the routine use of antibiotics in the meat and poultry supply chain.
AGAINST shareholder proposals on protein diversification.
AGAINST shareholder proposal on disclosure of pesticide management data, requesting that the Company disclose, at reasonable expense and omitting proprietary information, quantitative metrics demonstrating measurable progress toward the reduction of synthetic chemical pesticide use in the Company’s supply chain.
Shareholder proposals that request the Company prepare a report disclosing the governance measures the Company has implemented to more effectively monitor and manage financial and reputational risks related to the opioid crisis in the U.S. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals that request the Compensation committee prepare a report on drug pricing. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
AGAINST shareholders proposals that request fair distribution and access to life- sustaining drugs and vaccines in affordable prices in both the United States and in low- income countries.
Shareholder proposal requesting a report on transfer of intellectual property to potential COVID- 19 manufacturers. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
2024 Standard Proxy Voting Principles and Guidelines

Shareholder proposal requesting report on government financial support and access to COVID- 19 vaccines and therapeutics. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposal requesting a report on public health costs of protecting vaccine technology. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting that the Company discontinue global sales of baby powder containing talc. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
AGAINST shareholder proposals requesting a report on the Company’s efforts, to identify and reduce environmental and health hazards associated with past, present and future handling of coal combustion residuals and how those efforts may reduce legal, reputational and financial risks to the Company.
AGAINST shareholder proposals requesting that the Company prepare an independent third- party audit on driver health and safety.
AGAINST shareholder proposals requesting a report on health risks of continued in-store tobacco sales.
AGAINST shareholder proposals seeking support for the descheduling of Cannabis.
Social
AGAINST shareholders proposal requesting that the Company create a committee to prepare a report regarding the impact of plant closure on communities and alternatives to help mitigate the effects.
AGAINST shareholder proposals on transition to a public benefit corporation.
AGAINST shareholder proposals on financial initiatives that promote and strengthen communities, focusing on not only their economic effect but their social impact as well.
Northern Ireland
AGAINST proposals related to the MacBride Principles.
Military Business
Proposals on defense issues. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Proposals requesting reports that seek additional information on military related operations, unless the Company has been unresponsive to shareholder relevant requests. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
2024 Standard Proxy Voting Principles and Guidelines

Shareholder proposals requesting a report on policies regarding military and militarized policing agencies. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from AGAINST.
Shareholder proposals requesting a report on development of products for military. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from AGAINST.
Human Rights, Labor Issues
Shareholder proposals on establishing a human rights committee. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting that the Company nominate for election at least one director with human/civil rights expertise. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals seeking a human rights report or human rights due diligence process to assess, identify, prevent and mitigate actual and potential adverse human rights impacts. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting a report evaluating the efficacy of the Company's existing policies and practices to address the human rights impacts of its content management policies to address misinformation and disinformation across its platforms. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting a report on data privacy. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals seeking reports on the Company’s activities affecting indigenous peoples. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
AGAINST shareholder proposal regarding human and indigenous peoples’ rights and asking the Company to modify its committee charters, bylaws and/or articles of incorporation, to articulate the fiduciary duties of Board and management to ensure due diligence on human and indigenous peoples’ rights.
AGAINST shareholder proposals requesting the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.
Freedom of Expression
Shareholder proposals on policies of freedom of expression - to report annually to shareholders, at reasonable expense and excluding confidential and proprietary information, regarding the Company’s
2024 Standard Proxy Voting Principles and Guidelines

policies on freedom of expression and access to information, including whether it has publicly committed to respect freedom of expression as a human right; the oversight mechanisms for formulating and administering policies on freedom of expression and access to information. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Non-Partisanship/ Political Speech
AGAINST shareholder proposals requesting that the Board of Directors encourage a senior management commitment to avoid supporting or taking a public position on any controversial social or political issues (collectively “political speech”), without having previously, comprehensively and without bias justified by action on the basis of underlying business strategy, exigencies, and priorities.
Freedom of Association
Shareholder proposal regarding adoption of policy on the Company’s commitment to respect the rights to freedom of association and collective bargaining in its operations. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
AGAINST shareholder proposals requesting a third-party audit on workers’ freedom of association and collective bargaining rights.
Shareholder proposals requesting workplace safety reports: Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting that the Company issue a report, at reasonable cost and omitting proprietary information, to include key performance indicators on human capital management related to the Company’s portfolio, including reporting on the number and types of complaints received from employees, including contractors and temporary workers, the remedies offered under its grievance mechanism and the percentage of complaints resolved. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals to report to shareholders on the Company’s minimum requirements and standards related to workforce practices. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals regarding a slavery and human trafficking report. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting a report assessing the risk of increased sexual exploitation of children as the Company develops and offers additional privacy tools. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting a disclosure whether the Company's business operations involve, rely or depend on child labor. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
2024 Standard Proxy Voting Principles and Guidelines

Shareholder proposals requesting that the Company prepare an annual report regarding sexual harassment complaints. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting that the Company issue a report on prison labor in supply chain. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
AGAINST on proposals relating to the Maquiladora Standards and international operating policies.
AGAINST proposals requesting reports on international operating policy issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.
AGAINST shareholder proposals requesting a report, omitting confidential and privileged information and at reasonable expense, detailing any known or potential risks and costs to the company caused by enacted or proposed state policies severely restricting reproductive rights, and detailing any strategies beyond litigation and legal compliance that the company may deploy to minimize or mitigate these risks.
AGAINST shareholder proposals relating to reproductive rights and consumer data privacy.
AGAINST shareholder proposals supporting activities that include abortion, euthanasia or assisted suicide.
AGAINST shareholder proposals promoting in vitro fertilization for either assisting conception or for research.
World Debt Crisis
AGAINST proposals dealing with Third World debt.
AGAINST proposals requesting reports on Third World debt issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.
Diversity, Equity and Inclusion
Shareholder proposals asking the Company to set a diversity target (of min of 40%) for the composition of its Board. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting establishment of equal employment opportunity policy. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
2024 Standard Proxy Voting Principles and Guidelines

Report on Diversity and Inclusion
Shareholder proposals requesting a report on the effectiveness of the Company’s diversity, equity, and inclusion efforts. The report should be done at reasonable expense, exclude proprietary information, and provide transparency on outcomes, using quantitative metrics for hiring, retention, and promotion of employees, including data by gender, race, and ethnicity. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
DE&I Policies Third Party - Audit Racial Equity/Civil Rights Audit
AGAINST shareholder proposals that request the Board of Directors commission an audit analyzing the impacts of the Company's Equity, Diversity & Inclusion policies on civil rights, non-discrimination and returns to merit, and the impacts of those issues on the Company's business. The audit may, in the Board's discretion, be conducted by an independent and unbiased third party with input from civil rights organizations, public-interest litigation groups, employees and shareholders of a wide spectrum of viewpoints and perspectives. A report on the audit, prepared at reasonable cost and omitting confidential or proprietary information, should be publicly disclosed on the Company's website.
Report on effects of DE&I /Report on Discrimination Risk Oversight and Impact
Shareholders proposals requesting that the Board of Directors conduct an evaluation and issue a report within the next year, at reasonable cost and excluding proprietary information and disclosure of anything that would constitute an admission of pending litigation, evaluating how it oversees risks related to discrimination against individuals based on their race, color, religion (including religious views), sex, national origin, or political views, and whether such discrimination may impact individuals’ exercise of their constitutionally protected civil rights. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Report on a cost/benefit analysis of its Diversity, Equity & Inclusion programs
Shareholder proposals requesting a report, omitting proprietary or confidential information and considering all relevant costs and benefits, including the reputational costs arising from discriminating on the basis of race, sex and orientation; the financial costs of selecting employees on bases other than merit; the costs associated with relying on incomplete or biased evidence, and related costs. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
AGAINST shareholder proposals asking that the Company rescind the Racial Equity Audit.
Shareholder proposals requesting a racial equity audit or a report on progress toward eliminating racial discrimination at the Company. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals regarding assessing inclusion in the workplace and requesting a report to shareholders on whether written policies or unwritten norms at the Company reinforce racism in the Company culture. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
2024 Standard Proxy Voting Principles and Guidelines

Shareholder proposals on gender pay gap. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposal requesting paid sick leave for all employees. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting a report on worker misclassification. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Inclusive Hiring or Fair Chance Employment
Shareholder proposals requesting a report on hiring practices related to people with arrest or incarceration records. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Shareholder proposals requesting that the Company issue a report on ethical recruitment in global supply chains. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
AGAINST shareholder proposal requesting disclosure of languages in which the directors are fluent in the skills and expertise matrix of the circular.
Animal Rights
AGAINST proposals that deal with animal rights.
AGAINST shareholder proposal supply chain practices report focusing on animal welfare.
Nonhuman primates report
AGAINST shareholder proposals requesting that the Board report to shareholders annually on the species, country of origin (including wild-caught or captive-bred, omitting proprietary information), and numbers of nonhuman primates imported by the company into the U.S.; the species and numbers of nonhuman primates transported within the country; and measures the company is taking to mitigate its impact on dwindling populations in nature.
Product Integrity and Sales, Marketing and Advertising
AGAINST shareholder proposals requesting a report on the Company’s activities related to safety measures and mitigation of harm associated with Company products.
AGAINST shareholder proposals on reducing sales and marketing of socially questionable products, including but not limited to alcohol, drugs, tobacco, weapons.
2024 Standard Proxy Voting Principles and Guidelines

Shareholder proposals asking for responsible sourcing details of product. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.
Shareholder proposals requesting a policy to pause sourcing of cotton and other raw materials from China. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.
AGAINST shareholder proposals regarding a report on plant-based milk pricing.
AGAINST shareholder proposals requesting that the Company voluntarily label genetically engineered (GE) ingredients in its products.
AGAINST shareholder proposals that request the Company prepare a report, at reasonable expense and omitting proprietary information, assessing actual and potential material financial risks or operational impacts on the Company related to these genetically modified organisms (GMO issues).
Shareholder proposals that request the Company prepare a report, on the social, health, and environmental effects of genetically modified organisms (GMOs). Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
AGAINST shareholder proposals to eliminate GE ingredients from the Company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the Company’s products.
AGAINST shareholder proposals requesting that the Company make nicotine level information available to customers and begin reducing nicotine levels in the brands to a less addictive level.
Impact of Extended Patent Exclusivities on Product Access
Shareholder proposals requesting a report on a process by which the impact of extended patent exclusivities on product access would be considered in deciding whether to apply for secondary and tertiary patents. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.
Shareholder proposals requesting a report on external costs of disinformation in digital advertising. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.
Assessment of the Company's advertising and marketing practices
Shareholder proposals requesting a report, at reasonable expense and excluding proprietary information, assessing whether the Company's advertising and marketing practices may pose financial and/or reputational risks sufficient to have material impacts on the company’s finances and operations due to levels of gun violence. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.
2024 Standard Proxy Voting Principles and Guidelines

Certification of Sound Commercial Practices Related to the Selling of Financial Products and Services
Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Political Advertising and Posts
Shareholder proposals asking that the Board of Directors prepare, at a reasonable cost and excluding proprietary information, a report on the controversy surrounding political advertising and posts. Such report should evaluate the implications of the Company’s policies that may exempt politicians’ posts and political advertisements from elements of platform rules such as the Company’s Community Standards and its fact-checking process. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Algorithm Disclosure
Shareholder proposals requesting that the Company provide more quantitative and qualitative information on how algorithm systems are used to target and deliver ads, error rates, and the impact these systems had on user speech and experiences. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Anticompetitive Practices
Shareholder proposal regarding a report on board oversight of risks related to anticompetitive practices. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.
Report on Takedown Requests
Shareholder proposals regarding a report (within a reasonable time frame, at reasonable cost, and excluding confidential information) assessing the feasibility of public disclosing on an annual basis, by jurisdiction, the list of delisted, censored, downgraded, proactively penalized, or blacklisted terms, queries or sites that the Company implements in response to government requests. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Competitiveness and Protection of Personal Information
AGAINST shareholder proposals requesting that the Board of directors inform the shareholders of the investments the bank/company intends to make to update its computer systems so as to increase its competitiveness while enhancing privacy protection.
2024 Standard Proxy Voting Principles and Guidelines

Facial Recognition Technology
Shareholder proposals on prohibition on sales of facial recognition technology to all government entities. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from AGAINST.
Business Operations and Ethics, Fair Practice
Provision of Services in Conflict Zones policy
AGAINST shareholder proposals requesting a policy on access to services in conflict zones. i.e. that the people in those regions do not suffer discriminatory exclusion from the Company’s financial services, or alternatively, if the Company chooses not to establish this policy, provide an evaluation of the economic impact the policy of exclusion has on the affected populations as well as the company’s finances, operations and reputation.
Politicized de-banking
Shareholder proposals requesting a report on politicized de-banking evaluating the Company's policies or practices to make sure there are sufficient safeguards to prevent political or religious discrimination. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.
AGAINST shareholder proposals requesting a congruency report on partnerships with globalist organizations that facilitate collaboration between businesses, governments and NGOs for social and political ends against the Company’s fiduciary duty to shareholders.
Shareholder proposals seeking disclosure of business operations in high risk countries or conflict complicit governments. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.
Content Management Report/Content Enforcement Policies
Shareholder proposals requesting a report reviewing the efficacy of its enforcement of its terms of service related to content policies and assessing the risks posed by content management controversies. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.
Cybersecurity
Shareholder proposals requesting a report on cyber risk. Based on the Cyber Security Risk Score: FOR when the Company receives one of the lowest two scores ; AGAINST otherwise.
In rare cases, Egan-Jones may choose to override the documented guideline recommendation when we believe it to be in the best long-term financial interest of shareholders.
2024 Standard Proxy Voting Principles and Guidelines

Blended (Formerly Standard) Policy
Overview
February 2025
Not Yet Effective

Blended (Formerly Standard) Policy Overview
I. Blended Policy Overview
Recommendations are designed to prioritize shareholder returns and implement market-standard governance practices.
This policy emphasizes standard governance practices while providing a more typical middle-of-the-road approach to both management and shareholder proposals.
Director elections
The Blended Policy generally supports candidates with a strong board accountability and governance record, including composition and independence of the board and key board committees, attendance history, and over boarding. Additionally, the TSR of the Company as compared to the industry is considered.
Director and executive compensation
The Blended Policy supports compensation packages based on total shareholder returns. Generally, higher compensation packages are supported if significant shareholder returns have also been delivered. Additionally, items such as a pay-for-failure severance provisions and claw-back provisions are considered.
Governance
The Blended Policy generally supports corporate governance practices such as separating the chairman and CEO roles and declassifying the board but opposes policies such as imposing retirement age requirements or introducing term limits.
Corporate operations (including human resources, health, safety, and environment)
The Blended Policy generally rejects shareholder proposals that seek reporting or policy implementation that would restrict the operations of the company, including hiring practices, environmental and sustainability reporting, or political contributions. The goal is to rely on management and the board to effectively run the company’s operations. In some cases, the Blended Policy supports shareholder proposals when the company falls short in its reporting and transparency.
Procedure
The Blended Policy generally supports routine and procedural proposals such as those to elect a clerk or approve the previous board's actions, so as to not be obstructive to standard practices.
Auditors
The Blended Policy generally supports management’s proposed auditor, given that the auditor does not generate outsized non-audit fees for the company. Also considered is auditor tenure and material disciplinary actions against the auditor. The goal is to support independent auditors.
Shareholder rights
The Blended Policy generally supports broader shareholder rights such as equal voting rights and requiring shareholder approval for bylaw amendments. However, the policy will generally oppose proposals relating to the implementation of supermajority and cumulative voting. The goal is to give the shareholders proportionate representation in the company.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|2

Blended (Formerly Standard) Policy Overview
Mergers, acquisitions, and restructuring
The Blended Policy supports proposals with a high probability of yielding outsized returns for investors. The fairness opinion by a qualified investment banker or advisor is carefully considered for these proposals.
Capitalization
The Blended Policy generally supports managements’ recommendations on the capitalization of the company. The goal is to support proposals that will generate superior shareholder returns.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|3

Blended (Formerly Standard) Policy Overview
II. Notable Recommendations
View recommendations of the Blended Policy from prior meetings.
The Walt Disney Company
Annual Meeting
April 3, 2024
Opposition Proposal: Election of Directors
Egan-Jones’ Blended policy recommends FOR the Trian Nominees as we believe it is in the best interest of the Company and its shareholders. The company’s TSR has been far below that of the total market as it has struggled to address competition from new producers and distributers of entertainment, it has struggled to produce new intellectual property to complement its aging catalog, and it has struggled to capture sufficient revenue related to existing business, such as sports betting. Thus, we see significant upside to installing the Trian Nominees.
Tesla Inc.
Annual Meeting
June 13, 2024
Management Proposal: Ratification of the 100% Performance-Based Stock Option Award to Elon Musk That Was Proposed to and Approved by the Stockholders in 2018
Egan-Jones’ Blended policy recommends FOR this Proposal. As this is a simple re-authorization of a plan already approved by shareholders but nullified by the Delaware Court of Chancery, we do not believe a re-visit to cost analysis is needed to recommend approval of this plan. Indeed, we believe that given the key-person risk the CEO of Tesla represents and the possible negative impacts if his pay for the last several years is rescinded, it is imperative to fix this issue immediately by supporting this reauthorization of his pay package.
Alphabet Inc.
Annual Meeting
June 7, 2024
Shareholder Proposal: Regarding a Policy for Director Transparency on Political and Charitable Giving
Egan-Jones’ Blended policy recommends AGAINST. Considering the Company’s policies and oversight mechanisms related to its political contributions and charitable giving activities, we believe that the shareholder proposal is unnecessary and will not result in any additional benefit to the shareholders. Rather, the proposal promotes impractical and imprudent actions that would negatively affect the business.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|4

Blended (Formerly Standard) Policy Overview
Dollar Tree Inc.
Annual Meeting
March 10, 2023
Shareholder Proposal: Designate an Independent Chairman
Egan-Jones’ Blended policy recommends FOR because we believe that there is an inherent potential conflict in having an inside director serve as the Chairman of the board. Consequently, we prefer that companies separate the roles of the Chairman and CEO and that the Chairman be independent to further ensure board independence and accountability.
Exxon Mobil Corporation
Annual Meeting
May 29, 2024
Management Proposal: Ratify the Appointment of Independent Auditor
Egan-Jones’ Blended policy recommends AGAINST the ratification of PricewaterhouseCoopers LLP as auditors. In arriving at this recommendation, we note that the proposed auditor was unable to meet some of the metrics we consider when determining the advisability of auditor appointment. These include the company’s failure to rotate its auditor every seven years, as well as the lack of significant and material disciplinary actions taken against the auditor in light of violations found by the PCAOB over the past ten years, that all resulted in negative adjustments in auditor score.
Eli Lilly and Company
Annual Meeting
May 1, 2023
Management Proposal: Eliminate Supermajority Voting Provisions
Egan-Jones’ Blended policy recommends FOR the elimination of supermajority voting provisions in the Company’s Articles of Incorporation, as they grant disproportionate power to a minority of shareholders. On the contrary, adopting a simple majority standard would ensure equal and fair representation for all shareholders and enable more meaningful voting outcomes.
Hess Corporation
Special Meeting
May 28, 2024
Management Proposal: Approve Merger with Chevron
Egan-Jones’ Blended policy recommends ABSTAIN from the Chevron-Hess merger due to concerns about the current structure of the deal. Our concerns include the size of the merger premium, the arbitration of the oil field dispute with Exxon, potential regulatory challenges due to market share implications, and overall fairness to shareholders. Given these issues, we recommend that Hess delay the final merger vote until there is greater clarity surrounding the transaction.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|5

Blended (Formerly Standard) Policy Overview
Chipotle Mexican Grill, Inc.
Annual Meeting
June 6, 2024
Management Proposal: Increase the Number of Authorized Shares of Common Stock
Egan-Jones’ Blended policy recommends FOR the issuance of additional shares of common stock because we believe that it is necessary to implement the proposed fifty-for-one stock split in the form of a stock dividend distribution to its shareholders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|6

Blended (Formerly Standard) Policy Overview
III. Detailed vote recommendations
View recommendations per category.
Proposals by management  |  Accounting
Proposal	Vote Recommendation
Receive annual report and accounts
We generally recommend FOR because according to our policy,
the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year then ended in accordance with the law.

Accept financial statements/statutory report
We generally recommend FOR because according to our policy,
the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year then ended in accordance with the law.

Accept accounting irregularity
We generally recommend FOR because according to our policy,
the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year then ended in accordance with the law.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|7

Blended (Formerly Standard) Policy Overview
Proposals by management  |  Auditor
Proposal	Vote Recommendation
Ratify auditor appointment and remuneration
We generally recommend FOR the auditor when the following
conditions are met: 1) non-audit fees do not make up a
substantial proportion of all fees the auditor is charging the company; 2) auditor tenure ˂ 20 years; 3) total auditor fees
(universe percentile) ˂75th percentile; and 4) total auditor sanctions, last 10 years ˂ 10. The purpose is to maintain some independence for the auditor.

Remove auditor	We generally recommend a vote FOR the removal of the auditors whenever the Company may deem it necessary to ensure auditor independence and integrity.
Ratify auditor appointment
We generally recommend FOR the auditor when the following
conditions are met: 1) non-audit fees do not make up a
substantial proportion of all fees the auditor is charging the company; 2) auditor tenure ˂ 20 years; 3) total auditor fees
(universe percentile) ˂75th percentile; and 4) total auditor sanctions, last 10 years ˂ 10. The purpose is to maintain some independence for the auditor.

Ratify auditor or director remuneration	We generally recommend FOR because according to our policy, the proposed director and auditor emoluments are commensurate with their efforts, services rendered, and contribution to the Company.
Approve discharge of auditors	We generally recommend FOR because after reviewing the auditor acts for the fiscal year that has ended, we find it advisable to grant discharge from liability to the auditors.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|8

Blended (Formerly Standard) Policy Overview
Proposals by management  |  Capitalization
Proposal	Vote Recommendation
Approve share repurchase plan
We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price, and considering the following governance requirements: 1) the company did not have an
unjustified performance metric change without shareholder
approval, 2) the company does not have a 'pay-for-failure'
severance provisions and 3) the company has a no-trigger or
single-trigger change-in-control provision.

Stock exchange listing
We generally recommend FOR because according to our policy,
approval of the stock exchange listing would create investment opportunities for the Company and provide greater liquidity
while diversifying the risks associated with it.

Increase authorized shares
We generally recommend FOR except when one of the following
conditions is met: 1) The new proposed stock is ˃50% of total authorized shares of common stock; 2) The increase is NOT tied to a specific transaction or financing proposal; and 3) The Share pool was NOT used up due to equity plans.

Exchange debt for equity	We generally recommend FOR if the transaction is the best available option for current equity holders.
Re-price options	We generally recommend FOR when the company's current share price is below the original strike price and when the new option strike price divided by the current option strike price is less than 1.2.
Approve dividends	We generally recommend FOR because according to our policy, the proposed dividend payout will not put the company´s liquidity at risk.
Allot securities
We generally recommend FOR because according to our policy,
the allotment of shares or securities will enable the Company to capitalize on future business opportunities. This flexibility provides the Company with the ability to act promptly and
strategically to business decisions, ensuring it remains
competitive and well-positioned for long-term success.

Issue bonds
We generally recommend FOR because according to our policy,
approval of this proposal will give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants under equity
compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business
combinations, as well as other general corporate transactions.

Change share par value	We generally recommend FOR when the new par value is less than or equal to old par value.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|9

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Split stock / reverse split
We generally recommend FOR because according to our policy,
the proposed reverse stock split would make the Company’s
common stock a more attractive and cost-effective investment for many investors, thereby enhancing the liquidity of current stockholders and potentially broadening the investor base.

Reclassify shares	We generally recommend FOR unless the new shares will have superior voting rights to outstanding shares.
Issue shares upon exercise of warrants	We generally recommend FOR because according to our policy, the proposed issuance of shares will provide the Company with a source of capital to fund its corporate endeavors and activities.
Repurchase bonds
We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price, and considering the following governance requirements: 1) the company did not have an
unjustified performance metric change without shareholder
approval, 2) the company does not have a 'pay-for-failure'
severance provisions and 3) the company has a no-trigger or
single-trigger change-in-control provision.

Decrease authorized shares
We generally recommend FOR because according to our policy,
the proposed decrease in authorized shares will provide the
Company with greater strategic flexibility in managing dilution and its capital structure.

Issue shares below NAV	We generally recommend FOR if the shares to be issued below NAV are 25% or less of the outstanding shares.
Approve stock terms revision	This proposal is considered on a case-by-case basis by the guidelines committee.
Issue shares
We generally recommend FOR except when one of the following
conditions is met: 1) The new proposed stock is ˃50% of total authorized shares of common stock; 2) The increase is NOT tied to a specific transaction or financing proposal; and 3) The Share pool was NOT used up due to equity plans.

Convert shares	We generally recommend FOR if the conversion would provide equal rights to shareholders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|10

Blended (Formerly Standard) Policy Overview
Proposals by management  |  Climate/Resources
Proposal	Vote Recommendation
Approve sustainability auditor
We generally recommend FOR the auditor when the following
conditions are met: 1) non-audit fees do not make up a
substantial proportion of all fees the auditor is charging the company; 2) auditor tenure ˂ 20 years; 3) total auditor fees
(universe percentile) ˂75th percentile; and 4) total auditor sanctions, last 10 years ˂ 10. The purpose is to maintain some independence for the auditor.

Approve sustainability report
We generally recommend a vote FOR because according to our
policy, the proposed report demonstrates the Company’s
commitment to sustainability and provides valuable information about its ongoing initiatives. This transparency enables
shareholders to better understand the Company’s sustainability efforts and progress, aligning with best practices in corporate responsibility and long-term value creation.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|11

Blended (Formerly Standard) Policy Overview
Proposals by management  |  Compensation
Proposal	Vote Recommendation
Approve employment/management/ severance/partnership agreement	This proposal is considered on a case-by-case basis by the guidelines committee.
Distribute profit/dividend/etc according to plan	We generally recommend FOR because according to our policy, the proposed distribution plan will not put the company´s liquidity at risk.
Approve executive/director/related party transactions
We generally recommend FOR because according to our policy,
the related party transaction is advisable, substantively and procedurally fair to, and in the best interests of the Company and its shareholders.

Approve employee stock purchase plan	We generally recommend FOR if the following conditions are met: 1) option exercise price / current fair market value of the stock is reasonable and 2) the plan qualifies under section 423(c).
Approve incentive stock option plan (non- SPAC)	We generally recommend FOR when the plan results in dilution of less than 10%.
Approve retirement plan / allowance
We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price, and considering the following governance requirements: 1) the company did not have an
unjustified performance metric change without shareholder
approval, 2) the company does not have a 'pay-for-failure'
severance provisions and 3) the company has a no-trigger or
single-trigger change-in-control provision.

Approve incentive stock option plan (SPAC)
We generally recommend FOR if the plan is for the newly formed entity arising from the business combination with a special
purpose acquisition company (SPAC) and the authorized share
pool doesn’t exceed 3% of the new entity’s authorized share
capital.

Approve other compensation	This proposal is considered on a case-by-case basis by the guidelines committee.
Approve bonuses
We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price, and considering the following governance requirements: 1) the company did not have an
unjustified performance metric change without shareholder
approval, 2) the company does not have a 'pay-for-failure'
severance provisions and 3) the company has a no-trigger or
single-trigger change-in-control provision.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|12

Blended (Formerly Standard) Policy Overview
Proposals by management  |  Directors
Proposal	Vote Recommendation
Authorize board to fill vacancies	We generally recommend FOR if the appointees will face a shareholder vote at the next annual meeting.
Approve director liability insurance
We generally recommend FOR because according to our policy,
approval of director liability insurance would enable the
Company to provide a greater scope of protection to directors in cases of litigations. Further, such a provision would also help the
Company to attract, retain and motivate its directors whose
efforts are essential to the Company's success.

Approve spill resolution
We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price, and considering the following governance requirements: 1) the company did not have an
unjustified performance metric change without shareholder
approval, 2) the company does not have a 'pay-for-failure'
severance provisions and 3) the company has a no-trigger or
single-trigger change-in-control provision.

Remove director without cause
We generally recommend a vote FOR because according to our
policy, allowing shareholders to remove a director without cause enhances accountability and strengthens shareholder rights. This provision empowers shareholders to take action if they believe a director is not acting in the best interests of the company, ensuring greater transparency and governance.

Remove director only with cause
We generally recommend AGAINST the proposal because
according to our policy, directors should be removed with or without cause. This level of flexibility allows the Company to make necessary changes to its leadership when deemed
appropriate. Allowing for the removal of directors with or
without cause ensures that the Board can effectively address issues such as performance concerns and maintain the best
interests of the Company and its shareholders.

Adopt/amend board nomination procedure	We generally recommend FOR if the following conditions are met: the candidate nominations can be submitted within 90 days of the annual meeting and the director information disclosure is required.
Approve director indemnification
We generally recommend FOR because according to our policy,
approval of director indemnification would enable the Company to provide a greater scope of protection to directors in cases of litigations. Further, such a provision would also help the
Company to attract, retain and motivate its directors whose
efforts are essential to the Company's success.

Change number of directors	We generally recommend FOR if the board size is between 5 and 15.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|13

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Authorize exculpation of officers (DGCL)
We generally recommend a vote FOR because according to our
policy, implementation of the exculpation provision pursuant to
Delaware Law will enable the Company to attract, retain and
motivate its officers whose efforts are essential to the Company's success. Additionally, Delaware's exculpation law strikes a
balanced approach, offering protection to directors while
ensuring accountability for significant breaches of their fiduciary duties.

Decrease required director experience / expertise / diversity	This proposal is considered on a case-by-case basis by the guidelines committee.
Eliminate retirement age requirement
We generally recommend FOR this proposal because, in
accordance with our policy, the Company and its shareholders are in the best position to determine the approach to corporate governance, particularly board composition. Imposing inflexible rules, such as age limits for outside directors, does not
necessarily correlate with returns or benefits for shareholders.
Similar to arbitrary term limits, age limits could force valuable directors off the board solely based on their age, potentially undermining the effectiveness of the board.

Declassify the board
We generally recommend FOR because according to our policy,
staggered terms for directors increase the difficulty for
shareholders to make fundamental changes to the composition
and behavior of a board. We prefer that the entire board of a company be elected annually to provide appropriate
responsiveness to shareholders.

Classify the board
We generally recommend AGAINST because according to our
policy, staggered terms for directors increase the difficulty for shareholders to make fundamental changes to the composition
and behavior of a board. We prefer that the entire board of a company be elected annually to provide appropriate
responsiveness to shareholders.

Change size of board of directors	We generally recommend FOR if the board size is between 5 and 15.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|14

Blended (Formerly Standard) Policy Overview
Proposals by management  |  M&A / Structure
Proposal	Vote Recommendation
Change domicile / jurisdiction of incorporation
We generally recommend FOR because according to our policy,
changing the Company’s legal domicile is necessary to align the legal structure of the Company in a manner that is more
consistent with their business objectives.

Approve joint venture agreement	This proposal is considered on a case-by-case basis by the guidelines committee.
Approve recapitalization plan	We generally recommend FOR unless the new shares will have superior voting rights to outstanding shares.
Approve restructuring	This proposal is considered on a case-by-case basis by the guidelines committee.
Advise on merger related compensation
We generally recommend FOR if any of the following conditions are met: 1) The payout to the executive is reasonable (less than
3x severance package), 2) the payout is triggered after the
transaction closes, 3) Payouts do not accelerate vesting of equity awards or 4) payouts only occur given the executive's
termination.

Approve liquidation plan	We generally recommend FOR if the following conditions are met: the transaction is the best strategic alternative for the company and the appraisal value is fair.
Approve M&A agreement (sale or purchase)	This proposal is considered on a case-by-case basis by the guidelines committee.
Adopt greenmail provision
We generally recommend AGAINST because according to our
policy, the adoption of greenmail provision will pave the way for a potential hostile takeover which could be detrimental to the shareholders’ interests.

Approve M&A share issuance	This proposal is considered on a case-by-case basis by the guidelines committee.
Approve anti-takeover measures	We generally recommend FOR if the following conditions are met: it is a family controlled entity, there is a change in ownership, and if the meeting is not contested.
Proceed with bankruptcy
We generally recommend FOR because according to our policy,
approval of the bankruptcy plan is the best available alternative in order for the Company to provide a reasonable value for its shareholders.

Approve opt-out plan	This proposal is considered on a case-by-case basis by the guidelines committee.
Remove antitakeover provision	We generally recommend FOR if the following conditions are met: it is a family controlled entity, there is a change in ownership, and if the meeting is not contested.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|15

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Ratify poison pill
We generally recommend a vote FOR because according to our
policy, approval of the proposal will acknowledge both the
advantages and inherent risks of implementing a shareholder
rights plan, or poison pill. While these plans can deter hostile takeovers, they also carry the risk of management entrenchment in some cases. Ensuring that shareholders are given a voice on the advisability of such a plan is crucial to safeguarding the
Company from these risks, promoting transparency, and
maintaining a balance between protecting shareholder interests and preventing potential misuse of the plan.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|16

Blended (Formerly Standard) Policy Overview
Proposals by management  |  Meeting and Proxy Statement
Proposal	Vote Recommendation
Allow virtual-only shareholder meetings
We generally recommend FOR because according to our policy,
virtual meetings will increase the likelihood of an improved attendance rate in meetings, not to mention the benefits of
flexibility, reducing costs and improved accessibility.

Adopt notice and access provisions
We generally recommend FOR because according to our policy,
approval of the notice and access provision would provide
shareholders with sufficient disclosure and ample time to make informed decisions regarding the election of directors at
shareholder meetings. This provision ensures that shareholders have the opportunity to review relevant information regarding the nominees, the Company's performance, and other important matters, therefore enabling the shareholders to participate
meaningfully in the governance process.

Expand right to act by written consent
We generally recommend FOR because according to our policy,
the right to act on written consent allows an increased
participation of shareholders in the voting process, thereby democratizing voting and giving shareholders the right to act independently from the management.

Approve previous meeting minutes	We generally recommend FOR because according to our policy, approval of this proposal is in the best interests of the Company and its shareholders.
Elect chairman of the meeting	We generally recommend FOR because electing a presiding person would allow the Company to facilitate the meeting in an organized manner.
Adjourn meeting
We generally recommend FOR because according to our policy,
approval of the adjournment will enable the Company to solicit additional proxies if there are insufficient votes at the time of the meeting to approve a certain proposal.

Change fiscal year end
We generally recommend FOR because according to our policy,
the proposal would enable the Company to optimize its financial reporting, improve the timeliness of business operations and strategic planning, and better align its fiscal year-end with that of its peers. This alignment will enhance comparability, improve operational efficiency, and support more effective decision-
making.

Restrict right to act by written consent
We generally recommend AGAINST because according to our
policy, the right to act on written consent allows an increased participation of shareholders in the voting process, thereby democratizing voting and giving the shareholders the right to act independently from the management.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|17

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Restrict right to call a special meeting
We generally recommend AGAINST the proposal because
according to our policy, the ability of shareholders to call special meetings is widely regarded as an important aspect of good
corporate governance. We believe the Company’s current
threshold appropriately balances the rights of shareholders to call a special meeting with the broader interests of the Company and its shareholders.

Create notice period of general meeting
We generally recommend voting FOR this proposal because, in
accordance with our policy, there may be situations where it is crucial for the Company to call meetings on short notice. This proposal would authorize the Company to convene general
meetings (other than the annual general meeting) with a
minimum of 14 clear days' notice, enabling timely action on
matters that are urgent or time-sensitive for the Company.

Appoint independent proxy	We generally recommend a vote FOR because according to our policy, appointment of the independent proxy is necessary to convene the shareholders meeting.
Change location / date / time
We generally recommend FOR because according to our policy,
the proposed change will increase the likelihood of increased attendance rate in meetings, not to mention the benefits of
flexibility and improved accessibility to shareholders.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|18

Blended (Formerly Standard) Policy Overview
Proposals by management  |  Mutual Fund
Proposal	Vote Recommendation
Approve sub-investment advisory agreement	We generally recommend FOR if the following conditions are met: the investment fees are reasonable and the investment strategy is cogent.
Adopt investment policy	We generally recommend FOR if the investment strategy is cogent.
Convert to open-end fund
We generally recommend FOR because according to our policy,
the conversion to an open-end fund would provide for portfolio diversification hence reducing the Company's risk exposure, and at the same time providing greater liquidity to its shareholders.

Approve investment advisory agreement	We generally recommend FOR if the following conditions are met: the investment fees are reasonable and the investment strategy is cogent.
Approve non-fundamental investment objective
We generally recommend AGAINST because according to our
policy, a fundamental investment objective for funds will ensure that any revision or matter related to the fund’s activities will be brought up for shareholder approval, thereby protecting their interests as shareowners.

Approve management agreement	We generally recommend FOR if the following conditions are met: the investment fees are reasonable and the investment strategy is cogent.
Issue/approve 12b-1 plan (distribution of funds through intermediaries)
We generally recommend FOR because according to our policy,
approval of the 12b-1 plan would enable the Fund to facilitate its distribution and sale through various intermediaries, which
would be beneficial in improving its asset position.

Change fundamental restriction to non- fundamental
We generally recommend AGAINST because according to our
policy, approval of the proposal would increase the Fund’s
exposure to significant losses arising from investment in high-risk assets. Moreover, contrary to a fundamental investment
restriction, non-fundamental investment restrictions are often focused on short-term investing which is subject to market
volatility and fluctuations.

Approve company as investment trust	This proposal is considered on a case-by-case basis by the guidelines committee.
Approve fundamental investment objective
We generally recommend FOR because according to our policy, a fundamental investment objective for funds will ensure that any revision or matter related to the fund’s activities will be brought up for shareholder approval, thereby protecting their interests as shareowners. By involving shareholders in key decisions, the
Company reinforces transparency, accountability, and the
protection of shareholder value.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|19

Blended (Formerly Standard) Policy Overview
Proposals by management  |  Routine - Compensation
Proposal	Vote Recommendation
Appropriate profits/surplus	We generally recommend FOR because according to our policy, the proposed allocation of profits or earnings is commensurate with the Company’s current financial position.
Advise on executive compensation (SAY-ON- PAY)
We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price, and considering the following governance requirements: 1) the company did not have an
unjustified performance metric change without shareholder
approval, 2) the company does not have a 'pay-for-failure'
severance provisions and 3) the company has a no-trigger or
single-trigger change-in-control provision.

Decide frequency of executive compensation	We generally recommend an annual frequency for the say-on- pay vote.
Approve directors' compensation
We generally recommend FOR because according to our policy,
the proposed director emoluments are commensurate with the
directors’ efforts and contributions, and approval of the proposal would enable the Company to attract, retain and motivate its directors who are essential to the Company's success.

Approve named executive officers' compensation
We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price, and considering the following governance requirements: 1) the company did not have an
unjustified performance metric change without shareholder
approval, 2) the company does not have a 'pay-for-failure'
severance provisions and 3) the company has a no-trigger or
single-trigger change-in-control provision.

Reduce of legal reserve	We generally recommend FOR because according to our policy, the proposed reduction of legal reserves is commensurate with the Company’s current financial position and would strengthen its cashflow.
Appropriate profits/surplus	We generally recommend FOR because according to our policy, the proposed allocation of profits or earnings is commensurate with the Company’s current financial position.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|20

Blended (Formerly Standard) Policy Overview
Proposals by management  |  Routine - Directors
Proposal	Vote Recommendation
Approve discharge of supervisory board	We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Receive directors' report
We generally recommend FOR because according to our policy,
the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year that has ended.

Approve discharge of management board	We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Approve discharge of board and president	We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Elect company clerk/secretary	We generally recommend FOR because according to our policy, the nominee appears qualified.
Authorization to the board to execute legal formalities	We generally recommend FOR because approval of the proposal is necessary in order to carry out the legal formalities related to the meeting.
Approve previous board's actions	We generally recommend FOR because according to our policy, we find no breach of fiduciary duty that compromised the Company and shareholders’ interests for the fiscal year that has ended.
Approve directors' report	We generally recommend FOR because approval of the directors' report is in the best interests of the Company and its shareholders.
Approve financial statements and discharge directors
We generally recommend FOR because according to our policy,
the financial statements give a true and fair view of the financial position of the Company for the recent fiscal year, and of its financial performance and its cash flows for the year then ended in accordance with the law.

Fix number of directors	We generally recommend FOR if the board size is between 5 and 15.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|21

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Elect director to committee
We generally recommend FOR when the change in adj stock
price over the director's tenure is poor (given that the director tenure is at least three years) and when the following
governance requirements are met: 1) the candidate attended at least 75% of all board and committee meetings, 2) the candidate is not affiliated and a member of the audit, compensation, or nominating committees, 3) the candidate is not over-boarded, and 4) the Company did not earn a poor cybersecurity risk score while the candidate served as the chair of the board.

Elect directors and fix the number of directors
We generally recommend FOR when the change in adj stock
price over the director's tenure is poor (given that the director tenure is at least three years) and when the following
governance requirements are met: 1) the candidate attended at least 75% of all board and committee meetings, 2) the candidate is not affiliated and a member of the audit, compensation, or nominating committees, 3) the candidate is not over-boarded, and 4) the Company did not earn a poor cybersecurity risk score while the candidate served as the chair of the board.

Delegate authority to a committee	We generally recommend FOR because the delegation of authority to the committee is in the best interests of the Company and its shareholders.
Elect director to board
We generally recommend FOR when the change in adj stock
price over the director's tenure is poor (given that the director tenure is at least three years) and when the following
governance requirements are met: 1) the candidate attended at least 75% of all board and committee meetings, 2) the candidate is not affiliated and a member of the audit, compensation, or nominating committees, 3) the candidate is not over-boarded, and 4) the Company did not earn a poor cybersecurity risk score while the candidate served as the chair of the board.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|22

Blended (Formerly Standard) Policy Overview
Proposals by management  |  Routine - Other
Proposal	Vote Recommendation
Appoint censor	We generally recommend FOR because appointment of the censor would ensure the integrity of the voting process at the shareholders' meeting.
Appoint rating agency	We generally recommend FOR because the appointment of the proposed rating agency is in the best interests of the Company and its shareholders.
Corporate assembly	We generally recommend FOR because approval of the convening of the corporate assembly or shareholders' meeting is in the best interests of the Company and its shareholders.
Approve acts - ratify the decisions made in the prior fiscal year (e.g., distribution of initial dividend, discharge of liability)
We generally recommend a vote FOR the approval of acts carried out as of the fiscal year that has ended because according to our policy, we believe that the decisions made by the directors on the Company’s behalf is in the best interests of shareholders.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|23

Blended (Formerly Standard) Policy Overview
Proposals by management  |  Shareholder Rights
Proposal	Vote Recommendation
Adopt, renew, or amend shareholder rights plan	We generally recommend FOR if the proposed plan expands rights for shareholders.
Redeem shareholder rights plan	We generally recommend FOR when the additional shares for the beneficiaries of the poison pill are more attractive than takeover by a hostile party.
Approve preemptive rights
We generally recommend FOR because according to our policy,
pre-emptive rights allow shareholders to maintain their
proportional ownership in the Company in the event of new
share issuance, protecting their interests and ensuring they are not diluted by future equity offerings.

Eliminate preemptive rights
We generally recommend FOR because according to our policy,
the elimination of pre-emptive rights would provide the
Company with greater flexibility to finance business
opportunities and conduct a rights issue without being restricted by the stringent requirements of statutory pre-emption
provisions.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|24

Blended (Formerly Standard) Policy Overview
Proposals by management  |  Voting
Proposal	Vote Recommendation
Adopt advanced notice requirement
We generally recommend FOR because according to our policy,
advance notice requirement would protect the Company and its shareholders from ambush proxy solicitations thereby facilitating the nomination of individuals for election in an orderly process.

Adopt confidential voting	We generally recommend FOR because according to our policy, approval of the proposal will preserve the confidentiality and integrity of vote outcomes.
Adopt exclusive forum for disputes
We generally recommend FOR because according to our policy,
having an exclusive forum will allow the Company to address
disputes and litigations in an exclusive jurisdiction, with
familiarity of the law, and reduce the administrative cost and burden related to settlement.

Approve cumulative voting
We generally recommend AGAINST because according to our
policy cumulative voting could make it possible for an individual shareholder or group of shareholders with special interests to elect one or more directors to the Company’s Board of directors to represent their particular interests. Such a shareholder or group of shareholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of the
Company’s shareholders.

Eliminate unequal voting rights
We generally recommend FOR because according to our policy,
companies should ensure that all shareholders are provided with equal voting rights, promoting fairness, accountability, and alignment between economic ownership and control. By
adopting a one-share, one-vote structure, the Company can
better uphold shareholder democracy and support long-term
value creation for all investors.

Eliminate cumulative voting
We generally recommend FOR because according to our policy
cumulative voting could make it possible for an individual
shareholder or group of shareholders with special interests to elect one or more directors to the Company’s Board of directors to represent their particular interests. Such a shareholder or group of shareholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of the
Company’s shareholders.

Adopt unequal voting rights	We generally recommend AGAINST because according to our policy, in order to provide equal voting rights to all shareholders, companies should not utilize dual class capital structures.
Eliminate confidential voting	We generally recommend AGAINST because approval of the proposal will compromise confidentiality and integrity of vote outcomes.
Reimburse proxy contest expenses	We generally recommend FOR when Egan-Jones recommends in favor of the dissidents.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|25

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Amend quorum/voting requirement	We generally recommend FOR when the proposed quorum is at least 33% of shares entitled to vote.
Adopt majority vote for director elections
We generally recommend FOR because according to our policy, a simple majority vote in director elections will strengthen the
Company’s corporate governance practice. Contrary to plurality voting, a simple majority standard will give the shareholders a meaningful way of electing directors by limiting the power of shareholders to elect poorly performing directors.

Approve/increase supermajority voting
We generally recommend AGAINST because according to our
policy, a simple majority vote will strengthen the Company’s corporate governance practice. Contrary to supermajority voting, a simple majority standard will give the shareholders equal and fair representation in the Company by limiting the power of
shareholders who own a large stake in the entity, therefore, paving the way for a more meaningful voting outcome.

Establish right to call a special meeting	We generally recommend FOR if at least 10% of voting shares are required to call a special meeting.
Eliminate/reduce supermajority voting
We generally recommend FOR because according to our policy, a simple majority vote will strengthen the Company’s corporate governance practice. Contrary to supermajority voting, a simple majority standard will give the shareholders equal and fair
representation in the Company by limiting the power of
shareholders who own a large stake in the entity and paving the way for a more meaningful voting outcome.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|26

Blended (Formerly Standard) Policy Overview
Proposals by management  |  Other
Proposal	Vote Recommendation
Amend other articles/bylaws/charter	This proposal is considered on a case-by-case basis by the guidelines committee.
Approve continuance of company	We generally recommend FOR because according to our policy, approval of this proposal is in the best interests of the Company and its shareholders.
Attend to other business	We generally recommend FOR when the company is domiciled in the US or Canada.
Approve company name change
We generally recommend FOR because according to our policy,
the proposed name change supports strategic changes that
enhance the Company’s business objectives. Furthermore, the
proposed name change will more effectively reflect the
Company's mission and vision, thereby strengthening its
marketing and branding efforts and improving its overall market positioning.

Approve political & charitable contributions
We generally recommend FOR because according to our policy, it is necessary to allow the Company to fund charitable and
political activities, which is in the best interests of shareholders.
Such contributions can enhance the Company’s reputation,
strengthen stakeholder relationships, and support its broader social and corporate responsibility goals, ultimately benefiting long-term shareholder value.

Establish power to execute legal formalities
We generally recommend a vote FOR because according to our
policy, approval of the proposal will authorize the Board or someone who is acting on the Company’s behalf to legally and formally execute decisions made during the meeting, without the need for further shareholder approval or meetings.

Adopt MacBride Principles, Sullivan Principles, or similar
We generally recommend AGAINST because adoption of this
proposal would be duplicative and would make the Company
unnecessarily accountable to different sets of overlapping fair employment guidelines that are already covered in its policies.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|27

Blended (Formerly Standard) Policy Overview
Proposals by shareholders  |  Auditors
Proposal	Vote Recommendation
Appoint auditor
We generally recommend a vote AGAINST because according to
our policy, the appointment of auditors is a responsibility
entrusted to the board of directors, specifically the Audit
Committee. In our view, the procedures governing the selection of auditors adhere to standard corporate governance and
accounting practices. Unless there are significant concerns that could jeopardize the integrity and independence of the auditors, we believe that approving this proposal is neither necessary nor justified at this time.

Limit auditor non-audit services
We generally recommend FOR because according to our policy,
auditors should not provide non-audit services. This practice ensures the independence and integrity of the audit process, maintaining objectivity and minimizing any potential conflicts of interest that could undermine the reliability of the Company's financial reporting.

Rotate auditor	We generally recommend AGAINST because according to our policy, we have seen no evidence that the auditor's integrity, professionalism, or independence is in question
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|28

Blended (Formerly Standard) Policy Overview
Proposals by shareholders  |  Board Report
Proposal	Vote Recommendation
Report on proxy voting review
We generally recommend FOR this proposal when at least 40% of
13 specific board governance criteria are being met. These
criteria include items such as: say-on-pay is on the agenda, the
CEO and chairman positions are held by different people, and all classes of stock have equal voting rights.

Report on board oversight
We generally recommend FOR this proposal when at least 40% of
13 specific board governance criteria are being met. These
criteria include items such as: say-on-pay is on the agenda, the
CEO and chairman positions are held by different people, and all classes of stock have equal voting rights.

Report on board member information
We generally recommend AGAINST because according to our
policy, the information being requested in the shareholder
proposal is unnecessary and will not result in any additional benefit to the shareholders.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|29

Blended (Formerly Standard) Policy Overview
Proposals by shareholders  |  Capitalization
Proposal	Vote Recommendation
Require shareholder approval to reclassify shares or conversion rights
We generally recommend FOR because according to our policy,
companies should ensure that all shareholders are provided with equal voting rights, promoting fairness, accountability, and alignment between economic ownership and control. By
adopting a one-share, one-vote structure, the Company can
better uphold shareholder democracy and support long-term
value creation for all investors.

Repurchase shares
We generally recommend AGAINST because according to our
policy, while share repurchases can be beneficial for companies in many cases, the repurchase suggested in this proposal is
unnecessary and misaligned with the current needs of the
Company. At this time, the Company's resources are better
utilized elsewhere, and the proposed repurchase does not
support the long-term strategy or financial objectives that would maximize value for shareholders.

Issue shares
We generally recommend a vote AGAINST this proposal because
according to our policy, the approval could cause potential
excessive dilution in the interests of the shareholders and could potentially overvalue the Company’s stock price with such an excessive issuance that is disproportionate to its needs.

Issue dividend
We recommend a vote AGAINST this proposal because according
to our policy, the Company’s dividend payout plan should be
governed by the board of directors after taking into account relevant factors such as the Company’s liquidity and financial position.

Require shareholder approval to authorize issuance of bonds/debentures	This proposal is considered on a case-by-case basis by the guidelines committee.
Convert shares	We generally recommend FOR if the conversion would provide equal rights to shareholders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|30

Blended (Formerly Standard) Policy Overview
Proposals by shareholders  |  Climate/Resources
Proposal	Vote Recommendation
Report on costs and risks associated with climate plan or similar	We generally recommend FOR unless one of the following is true: 1) the report is clearly and fully redundant with other reporting required of the Company or 2) the disclosure is an audit.
Adopt climate action plan / emissions reduction / resource restriction
We generally recommend AGAINST the proposal, because,
according to our policy, its approval would not provide additional benefits or value to shareholders, given the Company’s existing robust policy and strategy on climate change.

Report on climate plan / emissions / resource use	We generally recommend FOR unless one of the following is true: 1) the report is clearly and fully redundant with other reporting required of the Company or 2) the disclosure is an audit.
Report on animal welfare
We generally recommend AGAINST because according to our
policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.

Adopt animal welfare standards
We generally recommend AGAINST because according to our
policy, the matters raised in the proposal have already been addressed by the Company. Moreover, the proposal advocates
for impractical and imprudent actions that could negatively
impact the business and its results.

Reduce fossil fuel financing
We generally recommend AGAINST because according to our
policy, the Company is already committed to meeting its climate action goals related to sustainable financing. As businesses move to achieving their net zero goals, we believe that the Company’s current policies in financing will bridge the transition to a low carbon economy.

Report on GMO
We generally recommend AGAINST because according to our
policy, preparing a report regarding GMOs would provide no
incremental and meaningful information to the Company’s
shareholders. Moreover, given the Company’s current
compliance with SEC reporting requirements and other
government regulators of GMOs, we believe that approval of this proposal will accrue unnecessary costs and administrative
burden to the Company.

Adopt GMO policy	We generally recommend AGAINST because according to our policy, approval of the proposal would impose unnecessary burdens on the Company's operations.
Approve annual advisory vote on climate change	We generally recommend FOR unless one of the following is true: 1) the report is clearly and fully redundant with other reporting required of the Company or 2) the disclosure is an audit.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|31

Blended (Formerly Standard) Policy Overview
Proposals by shareholders  |  Compensation
Proposal	Vote Recommendation
Report on executive compensation
We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price, and considering the following governance requirements: 1) the company did not have an
unjustified performance metric change without shareholder
approval, 2) the company does not have a 'pay-for-failure'
severance provisions and 3) the company has a no-trigger or
single-trigger change-in-control provision.

Include performance metrics in compensation
We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price, and considering the following governance requirements: 1) the company did not have an
unjustified performance metric change without shareholder
approval, 2) the company does not have a 'pay-for-failure'
severance provisions and 3) the company has a no-trigger or
single-trigger change-in-control provision.

Use deferral period for compensation
We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price, and considering the following governance requirements: 1) the company did not have an
unjustified performance metric change without shareholder
approval, 2) the company does not have a 'pay-for-failure'
severance provisions and 3) the company has a no-trigger or
single-trigger change-in-control provision.

Implement double triggered vesting
We generally recommend FOR because according to our policy,
vesting of equity awards over a period of time is intended to promote long-term improvements in performance. The link
between pay and long-term performance can be severed if
awards pay out on an accelerated schedule. More importantly, a double trigger vesting provision would provide protection to the
Company’s employees in the event of transition or change of
control.

Adopt advisory vote on executive compensation
We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price, and considering the following governance requirements: 1) the company did not have an
unjustified performance metric change without shareholder
approval, 2) the company does not have a 'pay-for-failure'
severance provisions and 3) the company has a no-trigger or
single-trigger change-in-control provision.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|32

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Discontinue stock option and bonus programs
We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price, and considering the following governance requirements: 1) the company did not have an
unjustified performance metric change without shareholder
approval, 2) the company does not have a 'pay-for-failure'
severance provisions and 3) the company has a no-trigger or
single-trigger change-in-control provision.

Use GAAP metrics for compensation
We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price, and considering the following governance requirements: 1) the company did not have an
unjustified performance metric change without shareholder
approval, 2) the company does not have a 'pay-for-failure'
severance provisions and 3) the company has a no-trigger or
single-trigger change-in-control provision.

Cap executive gross pay
We generally recommend AGAINST this proposal because
according to our policy, implementing a cap on executive
compensation gross pay, could negatively impact the hiring and retention of the Company's key executives and employees. Such a restriction would limit the Company’s ability to fully capitalize on the skills, expertise, and experience that individual leaders bring to the organization.

Amend clawback provision
We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price, and considering the following governance requirements: 1) the company did not have an
unjustified performance metric change without shareholder
approval, 2) the company does not have a 'pay-for-failure'
severance provisions and 3) the company has a no-trigger or
single-trigger change-in-control provision.

Deduct stock buybacks from pay
We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price, and considering the following governance requirements: 1) the company did not have an
unjustified performance metric change without shareholder
approval, 2) the company does not have a 'pay-for-failure'
severance provisions and 3) the company has a no-trigger or
single-trigger change-in-control provision.

Exclude legal/compliance costs in adjustments	This proposal is considered on a case-by-case basis by the guidelines committee.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|33

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Discontinue professional services allowance
We generally recommend FOR the proposal because according to our policy, approval of the proposal would limit the use of
corporate funds for the personal benefit of executives.
Moreover, we believe that the current compensation package for the Named Executive Officers (NEOs) already adequately covers such expenses through base salary, bonuses, and stock awards, rendering the proposed use of additional corporate funds
unnecessary.

Expense stock options
We generally recommend FOR when the total compensation is
reasonable considering the company's performance as measured by change in adjusted stock price, and considering the following governance requirements: 1) the company did not have an
unjustified performance metric change without shareholder
approval, 2) the company does not have a 'pay-for-failure'
severance provisions and 3) the company has a no-trigger or
single-trigger change-in-control provision.

Require executives retain shares
We generally recommend FOR because according to our policy,
requiring senior executives to hold a significant portion of stock obtained through executive pay plans aligns the interests of executives with the long-term success of the Company,
encouraging decisions that drive sustained value for shareholders and promoting a focus on long-term growth.

Approve retirement plan	This proposal is considered on a case-by-case basis by the guidelines committee.
Prohibit equity vesting for government service
We generally recommend AGAINST the proposal, as, according to our policy, its implementation could hinder the Company’s ability to attract key employees. Additionally, it could inadvertently penalize individuals who may wish to enter or return to
governmental service.

Require shareholder vote to ratify executive or director severance pay
We generally recommend FOR because according to our policy,
excessive executive compensation packages has been an ongoing cause of concern among shareholders and investors. While the
Company argues that its severance and termination payments
are reasonable, we believe that it is in the best interests of the stockholders if they ratify executive compensation in such form.
We believe that approval of this proposal will enable the
stockholders to voice their views and opinions regarding the
Company’s executive severance payments and will ensure
decisions are in their best interests.

Remove tax gross-ups
We generally recommend FOR because according to our policy,
tax gross-ups payments can lead to unclear compensation
packages and do not align with performance-based incentives.
Additionally, tax gross-ups can represent a significant cost to companies without providing meaningful benefits to recipients.
By eliminating such payments, the Company can promote more
transparent, performance-driven compensation structures.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|34

Blended (Formerly Standard) Policy Overview
Proposals by shareholders  |  Directors
Proposal	Vote Recommendation
Eliminate term limits
We generally recommend FOR because according to our policy,
elimination of term limits will help the Company to attract, retain and motivate directors who can contribute valuable insights and long-term strategic guidance. This will also ensure continuity and strengthen the Company's governance by retaining
knowledgeable and capable leadership of experienced directors.

Decrease required director experience / expertise / diversity	This proposal is considered on a case-by-case basis by the guidelines committee.
Require director experience / expertise / diversity or other limits on the board	We generally recommend AGAINST because according to our policy, the director requirement has already been addressed with current composition and qualifications of the board.
Introduce retirement age requirement
We generally recommend AGAINST this proposal because, in
accordance with our policy, the Company and its shareholders are in the best position to determine the approach to corporate governance, particularly board composition. Imposing inflexible rules, such as age limits for outside directors, does not
necessarily correlate with returns or benefits for shareholders.
Similar to arbitrary term limits, age limits could force valuable directors off the board solely based on their age, potentially undermining the effectiveness of the board.

Require stock ownership for directors
We generally recommend FOR if the following conditions are
met: 1) The cash value of required ownership does not exceed the one-year salary of the lowest-paid director and 2) the
director has at least 3 years from their start date to meet the requirement.

Declassify the board
We generally recommend FOR because according to our policy,
staggered terms for directors increase the difficulty for
shareholders to make fundamental changes to the composition
and behavior of a board. We prefer that the entire board of a company be elected annually to provide appropriate
responsiveness to shareholders.

Create key committee
We generally recommend FOR because according to our policy,
the board of directors should establish key Board committees—
namely Audit, Compensation, and Nominating committees—
composed solely of independent outside directors. This structure ensures sound corporate governance practices, enhances
objectivity, and strengthens the oversight of critical areas within the Company.

Separate Chairman and CEO positions
We generally recommend FOR because according to our policy
we believe that there is an inherent potential conflict, in having an inside director serve as the Chairman of the board.
Consequently, we prefer that companies separate the roles of the Chairman and CEO and that the Chairman be independent to further ensure board independence and accountability.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|35

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Change size of board of directors	We generally recommend FOR if the board size is between 5 and 15.
Eliminate retirement age requirement
We generally recommend FOR this proposal because, in
accordance with our policy, the Company and its shareholders are in the best position to determine the approach to corporate governance, particularly board composition. Imposing inflexible rules, such as age limits for outside directors, does not
necessarily correlate with returns or benefits for shareholders.
Similar to arbitrary term limits, age limits could force valuable directors off the board solely based on their age, potentially undermining the effectiveness of the board.

Introduce term limits
We generally recommend against this proposal because, in
accordance with our policy, it would not serve a useful purpose.
Having experienced directors on the board is crucial for the
Company’s long-term success and the enhancement of
shareholder value.

Amend indemnification/liability provisions
We generally recommend FOR because according to our policy,
approval of the indemnification and liability provisions will enable the Company to attract, retain, and motivate its directors, whose efforts are crucial to its long-term success. By providing directors with appropriate protection against personal liability, the Company ensures that directors can make decisions in the best interests of the Company without undue concern about
personal financial risks.

Ensure compensation advisor independence
We generally recommend FOR because according to our policy,
approval of the proposal would recognize the valuable role of a compensation advisor in ensuring that the Company’s
compensation decisions are made based on independent and
impartial advice. This helps to ensure fairness and objectivity in setting executive compensation, aligning it with the Company’s long-term goals and best interests of its shareholders.

Designate independent chairman
We generally recommend FOR because according to our policy,
there is an inherent potential conflict in having a non-
independent director serve as Chairman of the Board. To further ensure independence and accountability in the board room, we believe it is crucial for the Chairman to be independent. This structure enhances effective governance and strengthens the
oversight of management, ultimately benefiting the Company
and its shareholders.

Plan CEO succession
We generally recommend FOR because according to our policy, a
CEO succession plan would safeguard a smooth transition and
alignment into a new leadership whenever the need arises,
thereby ensuring continuity and shareholder confidence in the
Company.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|36

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Allow for removal of directors without cause
We generally recommend FOR the proposal because according to our policy, allowing to remove directors without cause provides flexibility to the Company to make necessary changes to its
leadership when deemed appropriate. Allowing for the removal of directors without cause ensures that the Board can effectively address issues such as performance concerns and maintain the best interests of the Company and its shareholders.

Classify the board
We generally recommend AGAINST because according to our
policy, staggered terms for directors increase the difficulty for shareholders to make fundamental changes to the composition
and behavior of a board. We prefer that the entire board of a company be elected annually to provide appropriate
responsiveness to shareholders.

Create non-key committee	This proposal is considered on a case-by-case basis by the guidelines committee.
Establish stakeholder position to board
We generally recommend AGAINST because according to our
policy, the current selection process, composition and skillset of the board of directors already captures stakeholder
representation in the board room. As such, approval of the
proposal would be redundant and duplicative.

Allow for removal of directors only with cause
We generally recommend AGAINST the proposal because
according to our policy, directors should be able to be removed with or without cause. This level of flexibility allows the Company to make necessary changes to its leadership when deemed
appropriate. Allowing for the removal of directors with or
without cause ensures that the Board can effectively address issues such as performance concerns and maintain the best
interests of the Company and its shareholders.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|37

Blended (Formerly Standard) Policy Overview
Proposals by shareholders  |  Health, Safety, and Operations
Proposal	Vote Recommendation
Reduce sales/marketing of tobacco/vape products/services
We generally recommend AGAINST because according to our
policy, approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that
approval of the proposal would significantly impact its
operations.

Reduce sales/marketing of alcohol products/ services
We generally recommend AGAINST because according to our
policy, approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that
approval of the proposal would significantly impact its
operations.

Reduce sales/marketing of pornography products/services	We generally recommend AGAINST because according to our policy, approval of the proposal would significantly impact the Company’s business operations.
Report on data privacy
We generally recommend FOR unless one of the following is true:
1) the report is clearly and fully redundant with other reporting required of the Company; or 2) The proposal relates to abortion or reproductive rights.

Reduce sales/marketing of weapon products/ services
We generally recommend AGAINST because according to our
policy, the Company has in place extensive procedures to ensure that weapon sales are made in strict compliance with all
applicable United States laws and regulations.

Report on suppliers / partners / customers / sales
We generally recommend AGAINST because according to our
policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.

Report on product pricing/distribution
We generally recommend AGAINST because according to our
policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.

Reduce sales/marketing of unhealthy foods/ beverages
We generally recommend AGAINST because according to our
policy, the Company is already addressing the issues related to the consumption of its products through its sustainability and current marketing initiatives.

Report on product information / production
We generally recommend AGAINST because according to our
policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|38

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Reduce sales/marketing of drug products/ services
We generally recommend AGAINST because according to our
policy, approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that
approval of the proposal would significantly impact its
operations.

Reduce sales/marketing of gambling products/services
We generally recommend AGAINST because according to our
policy, approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that
approval of the proposal would significantly impact its
operations.

Report on high-risk country operations	We generally recommend FOR unless one of the following is true: 1) the report is clearly and fully redundant with other reporting required of the Company or 2) the disclosure is an audit.
Modify business operations with high-risk country, entity, region, etc.	We generally recommend AGAINST if the country has a score of 4 from the U.S. Department of State travel advisories.
Report on public health risks
We generally recommend AGAINST because according to our
policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.

Report on cybersecurity	We generally recommend FOR unless the Company receives a failing grade on their cybersecurity risk score.
Report on content management
We generally recommend AGAINST because according to our
policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.

Report on intellectual property transfers
We generally recommend AGAINST because according to our
policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.

Reduce sales/marketing of other products/ services
We generally recommend AGAINST because according to our
policy, approval of the proposal is unnecessary as the Company already complies with the applicable federal laws and regulations and given the Company’s nature of business, we believe that
approval of the proposal would significantly impact its
operations.

Report on artificial intelligence
We generally recommend a vote AGAINST because according to
our policy, the proposed report on artificial intelligence would be duplicative of the Company’s existing efforts in AI reporting. Also, approval of the proposal would pose significant administrative costs and financial burden to the Company.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|39

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Adopt paid sick leave policy
We generally recommend a vote AGAINST because according to
our policy, approving this proposal would lead to unnecessary costs and expenses by duplicating efforts that are already in progress. Additionally, this policy is not universally applicable, as it would only affect the Company's non-unionized employees
who already receive similar benefits. In contrast, unionized employees are typically governed by collective bargaining
agreements, which already address such matters.

Report on maternal health outcomes
We generally recommend a vote AGAINST because, according to
our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway.

Report on plant closure impacts on communities
We generally recommend a vote AGAINST because, according to
our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|40

Blended (Formerly Standard) Policy Overview
Proposals by shareholders  |  Human Resources and Rights
Proposal	Vote Recommendation
Report on collective bargaining/union relations
We generally recommend AGAINST this proposal because, in line with our policy and given the Company's compliance with
applicable laws regarding freedom of association, we believe its approval would not provide additional benefits to employees or create further value for shareholders.

Report on prison/slave/child labor
We generally recommend AGAINST because according to our
policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.

Adopt diversity-based hiring
We generally recommend AGAINST because according to our
policy, this could put the Company in an uncompetitive position in terms of hiring prospective talents due to the rigid
requirements of the proposal.

Report on sexual harassment complaints	This proposal is considered on a case-by-case basis by the guidelines committee.
Report to promote DEI practices	This proposal is considered on a case-by-case basis by the guidelines committee.
Report on fetal tissue use
We generally recommend AGAINST because according to our
policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.

Become public benefit corporation	We generally recommend AGAINST because according to our policy, the proposal is not necessary and is not in the best long- term interest of the Company and its shareholders.
Adopt merit-based hiring
We generally recommend AGAINST because according to our
policy, this could put the Company in an uncompetitive position in terms of hiring prospective talents due to the rigid
requirements of the proposal.

Address labor disputes
We generally recommend AGAINST this proposal because, in
accordance with our policy, the Company has already addressed the labor concerns raised in the proposal. As such, approval of the requested report is unnecessary and would result in
significant administrative costs, diverting Company resources from more relevant and meaningful priorities.

Report on human trafficking
We generally recommend AGAINST because according to our
policy and given the Company’s current policies which effectively articulate their long-standing support for, and continued
commitment to, human rights, the proposal would be duplicative and unnecessary.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|41

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Address income inequality
We generally recommend AGAINST because according to our
policy, the Company’s existing compensation processes are
guided by the fundamental principle that decisions are made on the basis of the individual's personal capabilities, qualifications and contributions to the Company's needs and not on gender.
Moreover, given the Company’s current efforts to equal
employment opportunity, we believe that approval of this
proposal will accrue unnecessary costs and administrative
burden to the Company.

Report to discourage DEI practices (costs/ risks)
We generally recommend AGAINST this proposal because, in
accordance with our policy, conducting a cost/benefit report or a stand-alone DEI audit by the Company or a group acting on its behalf could potentially uncover violations of regulations or laws, which could pose both legal and reputational risks. Additionally, we are concerned that such report could, in our highly litigious society, serve as a roadmap for lawsuits against the Company, potentially leading to significant costs for shareholders in the long term.

Report on worker misclassification
We generally recommend AGAINST because according to our
policy, the Company already provides the industry standard
approach in classifying its employees. As such, approval of the proposal would not create additional benefits to the employees or value for the shareholders.

Address fair lending
We generally recommend AGAINST the proposal because,
according to our policy, it would not meaningfully improve the
Company’s existing robust policies and risk oversight structure, nor enhance the current disclosures that already provide
shareholders with meaningful information on how the Company
addresses and oversees risks related to discrimination.
Additionally, we are concerned that such an evaluation could, in today’s highly litigious environment, inadvertently provide a roadmap for lawsuits against the Company, potentially leading to significant legal costs for shareholders in the long term.

Report on abortion policy
We generally recommend AGAINST because according to our
policy, providing a report on a highly sensitive topic could cause divisiveness among the Company, its employees, customers and shareholders. The complexity of views drawn from reporting the policies on abortion or something similar could pose significant reputational and legal risks for the Company which could
subsequently affect its operations and performance.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|42

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Report on in vitro fertilization
We generally recommend AGAINST because according to our
policy, providing a report on a highly sensitive topic could cause divisiveness among the Company, its employees, customers and shareholders. The complexity of views drawn from reporting the policies on abortion or something similar could pose significant reputational and legal risks for the Company which could
subsequently affect its operations and performance.

Address sexual harassment complaints	This proposal is considered on a case-by-case basis by the guidelines committee.
Adopt anti-discrimination policy
We generally recommend AGAINST because according to our
policy, this could put the Company in an uncompetitive position in terms of hiring prospective talents due to the rigid
requirements of the proposal.

Rescind the racial equity audit
We generally recommend a vote AGAINST because, according to
our policy, the proposed rescinding of the racial audit
undermines efforts to assess the impacts of the Company’s
diversity, equity, and inclusion (DEI) practices. Racial audits are essential in identifying and addressing disparities, and reversing this initiative would limit shareholders' ability to evaluate the materiality and effectiveness of the Company’s DEI efforts.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|43

Blended (Formerly Standard) Policy Overview
Proposals by shareholders  |  Legal and Compliance
Proposal	Vote Recommendation
Report on patent process
We generally recommend AGAINST because according to our
policy the proposal would not meaningfully improve the
Company’s disclosure and reporting policies in place but is rather duplicative of its current efforts in addressing issues with product access and pricing.

Report on concealment clauses
We generally recommend AGAINST because according to our
policy and given the Company’s existing anti-discrimination and anti-harassment policies, we do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place.

Report on whistleblowers
We generally recommend AGAINST because according to our
policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway and providing additional reports with information that is already available to shareholders.

Relinquish intellectual property
We generally recommend AGAINST because according to our
policy the proposal would not meaningfully improve the
Company’s disclosure and reporting policies in place but is rather duplicative of its current efforts in addressing issues with product access and pricing.

Report on arbitration claims
We generally recommend AGAINST this proposal because, in
accordance with our policy, it presents a one-size-fits-all
approach that could adversely impact the Company's ability to effectively use arbitration.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|44

Blended (Formerly Standard) Policy Overview
Proposals by shareholders  |  M&A / Structure
Proposal	Vote Recommendation
Request M&A / restructure	We generally recommend AGAINST because given the current circumstances of the Company, we believe that the requested restructuring is unwarranted and unnecessary.
Make self-tender offer	We generally recommend AGAINST because according to our policy, the proposal is not necessary and is not in the best long- term interest of the Company and its shareholders.
Remove antitakeover provision
We generally recommend AGAINST because according to our
policy, removal of the Company's antitakeover provisions may leave the Company vulnerable to a hostile takeover. Additionally, the current antitakeover provisions provide more time for
management to consider offers and negotiate better terms.

Ratify poison pill
We generally recommend a vote FOR because according to our
policy, approval of the proposal will acknowledge both the
advantages and inherent risks of implementing a shareholder
rights plan, or poison pill. While these plans can deter hostile takeovers, they also carry the risk of management entrenchment in some cases. Ensuring that shareholders are given a voice on the advisability of such a plan is crucial to safeguarding the
Company from these risks, promoting transparency, and
maintaining a balance between protecting shareholder interests and preventing potential misuse of the plan.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|45

Blended (Formerly Standard) Policy Overview
Proposals by shareholders  |  Meeting and Proxy Statement
Proposal	Vote Recommendation
Change location / date / time
We generally recommend FOR because according to our policy,
the proposed change will increase the likelihood of increased attendance rate in meetings, not to mention the benefits of
flexibility and improved accessibility to shareholders.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|46

Blended (Formerly Standard) Policy Overview
Proposals by shareholders  |  Mutual Fund
Proposal	Vote Recommendation
Convert close-end fund to open-end fund
We generally recommend FOR because according to our policy,
the conversion to an open-end fund would provide for portfolio diversification hence reducing the Company's risk exposure, and at the same time providing greater liquidity to its shareholders.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|47

Blended (Formerly Standard) Policy Overview
Proposals by shareholders  |  Politics
Proposal	Vote Recommendation
Report on lobbying expenditures
We generally recommend AGAINST because according to our
policy and given the Company’s policies and oversight
mechanisms related to its lobbying expenditures and activities, we believe that the shareholder proposal is unnecessary and will not result in any additional benefit to the shareholders. Rather, the proposal promotes impractical and imprudent actions that would negatively affect the business and results.

Support public policy endorsement
We generally recommend AGAINST because according to our
policy, although regulations are already in place as required by federal, state, and local campaign finance and lobbying
regulations, we believe that political endorsements, often in the form of contributions, increases the possibility of misalignment with corporate values which in turn could lead to reputational risks.

Report on government financial support
We generally recommend AGAINST because according to our
policy and given the Company’s policies and oversight
mechanisms related to its political contributions and activities, we believe that the shareholder proposal is unnecessary and will not result in any additional benefit to the shareholders. Rather, the proposal promotes impractical and imprudent actions that would negatively affect the business and results.

Revoke public policy endorsement
We generally recommend AGAINST because according to our
policy, political endorsement and spending is an integral part of a business, as Companies should have a voice on policies affecting them. As such, approval of this proposal will strictly limit the
Company’s flexibility in supporting the advocacies that are
congruent with its business.

Report on charitable contributions
We generally recommend AGAINST this proposal because, in
accordance with our policy, the Company already carefully
evaluates and reviews its charitable activities, and makes
information about its corporate giving publicly available. We do not believe that implementing the proposal would justify the administrative costs and efforts, nor would it provide a
meaningful benefit to the Company’s shareholders.

Report on public policy advocacy
We generally recommend AGAINST because according to our
policy and given the Company’s policies and oversight
mechanisms related to its political contributions and activities, we believe that the shareholder proposal is unnecessary and will not result in any additional benefit to the shareholders. Rather, the proposal promotes impractical and imprudent actions that would negatively affect the business and results.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|48

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Report on political contributions
We generally recommend AGAINST because according to our
policy and given the Company’s policies and oversight
mechanisms related to its political contributions and activities, we believe that the shareholder proposal is unnecessary and will not result in any additional benefit to the shareholders. Rather, the proposal promotes impractical and imprudent actions that would negatively affect the business and results.

Report on partnerships with political (or globalist) organizations
We generally recommend a vote AGAINST because, according to
our policy, approval of this proposal would result in the Company incurring unnecessary costs and expenses by duplicating efforts that are already underway.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|49

Blended (Formerly Standard) Policy Overview
Proposals by shareholders  |  Routine – Directors
Proposal	Vote Recommendation
Elect director to board
We generally recommend AGAINST because according to our
policy, allowing a shareholder to elect a director to a board is not in the best interests of the Company. Instead, the board should continue to nominate directors for shareholder approval, as they possess the expertise and resources to find the most qualified candidates.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|50

Blended (Formerly Standard) Policy Overview
Proposals by shareholders  |  Voting
Proposal	Vote Recommendation
Require shareholder approval for bylaws
We generally recommend FOR because according to our policy,
approval of the proposal will ensure that shareholders have a voice in revising or adopting the bylaws which could compromise their interests.

Ensure transparent voting on executive pay
We generally recommend FOR the proposal because according to our policy, increased pay transparency is material to
shareholders. Providing greater visibility into executive
compensation practices allows shareholders to make more
informed decisions when evaluating and voting on executive pay and Say-on-Pay proxy proposals. This level of transparency is crucial for aligning executive compensation with long-term
company performance, ensuring that pay structures are both fair and tied to shareholder value.

Require non-cumulative voting
We generally recommend FOR because according to our policy
cumulative voting could make it possible for an individual
shareholder or group of shareholders with special interests to elect one or more directors to the Company’s Board of directors to represent their particular interests. Such a shareholder or group of shareholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of the
Company’s shareholders.

Promote equal voting rights
We generally recommend FOR because according to our policy, a differential in voting power may have the effect of denying
shareholders the opportunity to vote on matters of critical
economic importance to them. In order to provide equal voting right to all shareholders, we prefer that companies do not utilize multiple class capital structures.

Eliminate/reduce supermajority voting
We generally recommend FOR because according to our policy, a simple majority vote will strengthen the Company’s corporate governance practice. Contrary to supermajority voting, a simple majority standard will give the shareholders equal and fair
representation in the Company by limiting the power of
shareholders who own a large stake in the entity and paving the way for a more meaningful voting outcome.

Introduce right to act by written consent
We generally recommend FOR because according to our policy,
the right to act on written consent allows an increased
participation of shareholders in the voting process, thereby democratizing voting and giving shareholders the right to act independently from the management.

Oppose right to act by written consent
We generally recommend AGAINST because according to our
policy, the right to act on written consent allows an increased participation of shareholders in the voting process, thereby democratizing voting and giving the shareholders the right to act independently from the management.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|51

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Tabulate proxy voting
We generally recommend FOR because according to our policy,
adoption of proxy tabulation simplifies the voting process
without compromising transparency or shareholder participation.
This streamlined approach ensures that shareholder votes are accurately counted and reported, making it easier for investors to engage in the decision-making process. At the same time, it preserves the integrity and transparency of the voting process, ensuring that all shareholders have an equal opportunity to
influence key decisions while promoting efficient governance practices.

Ensure confidential voting on executive pay
We generally recommend FOR because according to our policy,
approval of the proposal will preserve the confidentiality and integrity of vote outcomes regarding executive pay, which will ensure that the Company’s executive compensation policies and procedures are aligned with the best interests of the Company and its shareholders.

Implement cumulative voting
We generally recommend AGAINST because according to our
policy cumulative voting could make it possible for an individual shareholder or group of shareholders with special interests to elect one or more directors to the Company’s Board of directors to represent their particular interests. Such a shareholder or group of shareholders could have goals that are inconsistent, and could conflict with, the interests and goals of the majority of the
Company’s shareholders.

Adopt fair elections/advance notice bylaw
We generally recommend FOR because according to our policy,
adopting a fair elections/advance notice bylaw will ensure that shareholders have the opportunity to vote on any proposal that could impose inequitable restrictions, protecting their rights and promoting transparency in the governance process. By
implementing such a bylaw, the Company reinforces its
commitment to fair shareholder participation and accountability.

Establish right to call a special meeting	We generally recommend FOR if at least 10% of voting shares are required to call a special meeting.
Approve/increase supermajority voting
We generally recommend AGAINST because according to our
policy, a simple majority vote will strengthen the Company’s corporate governance practice. Contrary to supermajority voting, a simple majority standard will give the shareholders equal and fair representation in the Company by limiting the power of
shareholders who own a large stake in the entity, therefore, paving the way for a more meaningful voting outcome.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|52

Blended (Formerly Standard) Policy Overview
Proposal	Vote Recommendation
Increase proxy access
We generally recommend FOR because according to our policy,
increasing proxy access would allow shareholders to submit
proposals at shareholder meetings and nominate directors to the
Board, empowering them to have a more direct influence on the
Company’s governance. By enabling greater shareholder
participation, proxy access enhances transparency and
accountability, ensuring that the Board is more responsive to shareholder concerns.

Adopt exclusive forum bylaws
We generally recommend FOR because according to our policy,
having an exclusive forum will allow the Company to address
disputes and litigations in an exclusive jurisdiction, with
familiarity of the law, and reduce the administrative cost and burden related to settlement.

Restrict nomination of directors
We generally recommend a vote FOR because, according to our
policy, a simple majority requirement in director elections, combined with a mandatory resignation policy and prohibition on the renomination of directors, ensures that the election
results accurately reflect shareholder sentiment. Specifically, this approach addresses situations where a director receives less than a majority of votes, aligning the election outcome with
shareholder expectations and maintaining effective governance.

Adopt majority vote for director election
We generally recommend a vote FOR because according to our
policy, a majority vote requirement in boardroom elections
enhance director accountability to shareholders. This standard ensures that shareholder dissatisfaction with director
performance has tangible consequences, transforming the
election process from a mere formality into one that truly
reflects shareholders' voices.

Adopt proxy access
We generally recommend a vote FOR because according to our
policy, shareholders should have the right to nominate their own representatives to the board. Proxy access would enhance the
Company's governance by empowering shareholders with
greater influence over the direction of the company, fostering more accountability and alignment with shareholder interests.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|53

Blended (Formerly Standard) Policy Overview
Proposals by shareholders  |  Other
Proposal	Vote Recommendation
Report on key-person risk
We generally recommend FOR because according to our policy,
the requested report would be beneficial to the Company in
mitigating risks associated with key persons whose services and contributions are crucial to its success. Additionally, the proposal would enable the Company to develop effective succession plans, ensuring continuity and minimizing disruption in the event of the departure of these key individuals.

Report on other	This proposal is considered on a case-by-case basis by the guidelines committee.
Adopt MacBride Principles, Sullivan Principles, or similar
We generally recommend AGAINST because adoption of this
proposal would be duplicative and would make the Company
unnecessarily accountable to different sets of overlapping fair employment guidelines that are already covered in its policies.

Issue other policy	This proposal is considered on a case-by-case basis by the guidelines committee.
Disassociate from industry associations
We generally recommend AGAINST because according to our
policy, companies benefit from industry associations, especially when it comes to influential policies that can directly affect businesses. As such, disassociation from such groups could
potentially pose potential reputational and systemic risks that could be detrimental to the Company’s business in the long-run.

Prepare an independent third-party audit
We generally recommend AGAINST this proposal because, in
accordance with our policy, conducting a stand-alone audit by the Company or a group acting on its behalf could potentially reveal violations of regulations and laws, which could be legally and reputationally problematic. Additionally, we are concerned that such an audit could, in our highly litigious society, provide a roadmap for lawsuits against the Company, which could result in significant costs for shareholders over the long term.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|54

Blended (Formerly Standard) Policy Overview
IV. Legal Disclaimer
DISCLAIMER © 2025 Egan-Jones Proxy Services, a division of Egan-Jones Ratings Company and/or its affiliates. All Rights Reserved. This document is intended to provide a general overview of Egan-Jones Proxy Services’ proxy voting methodologies. It is not intended to be exhaustive and does not address all potential voting issues or concerns. Egan-Jones Proxy Services’ proxy voting methodologies, as they apply to certain issues or types of proposals, are explained in more detail in reference files on Egan-Jones Proxy Services’ website – http://www.ejproxy.com. The summaries contained herein should not be relied on and a user or client, or prospective user or client, should review the complete methodologies and discuss their application with a representative of Egan-Jones Proxy Services. These methodologies have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body in the United States or elsewhere. No representations or warranties, express or implied, are made regarding the accuracy or completeness of any information included herein. In addition, Egan-Jones Proxy Services shall not be liable for any losses or damages arising from, or in connection with, the information contained herein, or the use of, reliance on, or inability to use any such information. Egan-Jones Proxy Services expects its clients and users to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document or the methodology reference files contained on http://www.ejproxy.com.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com
Published February 2025|55

APPENDIX C — DESCRIPTION OF RATINGS
The following is a summary of published ratings by certain Nationally Recognized Statistical Rating Organizations (“NRSROs”). Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. NRSROs may fail to change credit ratings to reflect subsequent events on a timely basis. Although the Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by NRSROs.
A Fund only purchases securities that meet the rating criteria, if any, described in its Prospectus and/or SAI. The Adviser will look at a security’s rating at the time of investment. If the securities are unrated, the Adviser must determine that they are of comparable quality to rated securities. Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the security and is not required to sell a security in the event of a downgrade. Securities issued by the U.S. Government and its agencies and instrumentalities are not rated by NRSROs and so the rating of such securities is determined based on the ratings assigned to the issuer by the NRSRO(s) or if unrated, based on the Adviser’s determination of the issuer’s credit quality. The Adviser may also use the ratings assigned by NRSROs to issuers that are issued by non-U.S. governments and their agencies and instrumentalities to determine the rating of such securities.
From time to time, NRSROs may not agree on the credit quality of a security and issuer and assign different ratings. Certain Funds use the NRSROs and methodology described in their prospectuses to determine the credit quality of their investments, including whether a security is in a particular rating category for purposes of the credit quality requirements specified below. For securities that are not rated by the applicable NRSROs, the Adviser must determine that they are of comparable quality to rated securities. If a Fund’s prospectus does not specify the methodology for determining the credit quality of securities that have received different ratings from more than one NRSRO, such securities will be considered investment grade if at least one agency has rated the security investment grade.
Certain Funds are rated by NRSROs. In order to maintain a rating from a rating organization, the Funds may be subject to additional investment restrictions.
DESCRIPTION OF SHORT-TERM CREDIT RATINGS
Standard & Poor’s Financial Services LLC (“S&P”)
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global
Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B
A short-term obligation rated ‘B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Active Qualifiers (Currently applied and/or outstanding)
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
P: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary: Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
●
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
●
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
●
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
●
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

●
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers (No longer applied or outstanding)
*: This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch Ratings (“Fitch”)
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1	HIGHEST SHORT-TERM CREDIT QUALITY. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	GOOD SHORT-TERM CREDIT QUALITY. Good intrinsic capacity for timely payment of financial commitments.
F3	FAIR SHORT-TERM CREDIT QUALITY. The intrinsic capacity for timely payment of financial commitments is adequate.

B	SPECULATIVE SHORT-TERM CREDIT QUALITY. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	HIGH SHORT-TERM DEFAULT RISK. Default is a real possibility.
RD
RESTRICTED DEFAULT. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.
Typically applicable to entity ratings only.

D	DEFAULT. Indicates a broad-based default event for an entity, or the default of a short- term obligation.
Limitations of the Credit Ratings Scale
Specific limitations relevant to the Credit Ratings scale include:
●
The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.
●
The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.
●
The ratings do not opine on the liquidity of the issuer’s securities or stock.
●
The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default, except in the following two cases:
●
Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.
●
In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.
●
The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.
The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency‘s opinion on its relative vulnerability to default or in the case of bank Viability Ratings on its relative vulnerability to failure. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.
The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.
The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.
In the case of bank Support Ratings and Support Rating Floors, the ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative likelihood of receiving external extraordinary support.
The ratings do not opine on the suitability of any security for investment or any other purposes.
Moody’s Investors Service, Inc. (“Moody’s”)
Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Moody’s short-term ratings, unlike its long-term ratings, apply to an individual issuer’s capacity to repay all short-term obligations rather than to specific short-term borrowing programs. Once assigned to an issuer, a short-term rating is global in scope; it applies to all the issuer’s senior, unsecured obligations with an original maturity of less than one year regardless of the currency or market in which the obligations are issued. An exception to the global nature of these ratings occurs if an issuer’s rating is supported by another entity through vehicles such as a letter of credit or guarantee.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
DBRS Morningstar
The DBRS Morningstar short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high),” “(middle),” and “(low).”
R-1 (high)	Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle)
Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree.
Unlikely to be significantly vulnerable to future events.

R-1 (low)
Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)	Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
R-2 (middle)
Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)
Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3
Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4	Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D
When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default)
in cases where only some securities are impacted, such as the case of a “distressed exchange.”

DESCRIPTION OF LONG-TERM CREDIT RATINGS
S&P
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:
●
The likelihood of payment — the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
●
The nature and provisions of the financial obligation, and the promise we impute; and

●
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.
However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB,B,CCC,CC and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.
However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies, and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA
HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB
SPECULATIVE. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B
HIGHLY SPECULATIVE. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met;
however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	SUBSTANTIAL CREDIT RISK. Default is a real possibility.
CC	VERY HIGH LEVELS OF CREDIT RISK. Default of some kind appears probable.
C
NEAR DEFAULT. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired.
Conditions that are indicative of a ‘C’ category rating for an issuer include:

●the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
●the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
●the formal announcement by the issuer or their agent of a distressed debt exchange;
●a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD	RESTRICTED DEFAULT. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

●an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
●has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and
●has not otherwise ceased operating. This would include:
●the selective payment default on a specific class or currency of debt;
●the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
●the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D
DEFAULT. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Limitations of the Credit Rating Scale:
Specific limitations relevant to the credit rating scale are listed under Description of Short-Term Credit Ratings section.
Moody’s
Long-Term Obligation Ratings
Moody’s long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium-grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium- grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.
C	Obligations rated C are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
DBRS Morningstar
Long-Term Obligations
The DBRS Morningstar long-term credit ratings provides opinions on the risk of default. DBRS Morningstar considers risk of default to be the risk that an issuer will fail to satisfy the financial obligations in accordance with the terms under which a long-term obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low).” The absence of either a “(high)” or “(low)” designation indicates the credit rating is in the middle of the category.
AAA	Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
AA
Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A
Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB	Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC/CC/C
Very highly speculative credit quality. In danger of defaulting on financial obligations.
There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D
When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default)
in cases where only some securities are impacted, such as the case of a “distressed exchange.”

DESCRIPTION OF INSURANCE RATINGS
S&P
Insurer Financial Strength Rating Definitions
An S&P Global Ratings insurer financial strength rating is a forward-looking opinion about the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.
This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims.
Insurer financial strength ratings do not refer to an organization’s ability to meet nonpolicy (i.e. debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and it follows procedures consistent with those used to assign an issue credit rating. An insurer financial strength rating is not a recommendation to purchase or discontinue any policy or contract issued by an insurer.
Insurer Financial Strength Ratings
AAA	An insurer rated ‘AAA’ has extremely strong financial security characteristics. ‘AAA’ is the highest insurer financial strength rating assigned by S&P Global Ratings.
AA	An insurer rated ‘AA’ has very strong financial security characteristics, differing only slightly from those rated higher.
A	An insurer rated ‘A’ has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.
BBB	An insurer rated ‘BBB’ has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.
BB, B, CCC, and CC	An insurer rated ‘BB’ or lower is regarded as having vulnerable characteristics that may outweigh its strengths, ‘BB’ indicates the least degree of vulnerability within the range and ‘CC’ the highest.

BB	An insurer rated ‘BB’ has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.
B	An insurer rated ‘B’ has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.
CCC	An insurer rated ‘CCC’ has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.
CC	An insurer rated ‘CC’ has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.
SD and D
An insurer rated ‘SD’ (selective default) or ‘D’ is in default on one or more of its insurance policy obligations.
The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on a policy obligation are at risk. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay substantially all of its obligations in full in accordance with the policy terms.
An ‘SD’ rating is assigned when S&P Global Ratings believes that the insurer has selectively defaulted on a specific class of policies but it will continue to meet its payment obligations on other classes of obligations. An ‘SD’ includes the completion of a distressed debt restructuring. Claim denials due to lack of coverage or other legally permitted defenses are not considered defaults.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Fitch
Insurer Financial Strength Ratings
The Insurer Financial Strength (IFS) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company’s policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes.
The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect to such obligations are included in the IFS Rating.

Expected recoveries are based on the agency’s assessments of the sufficiency of an insurance company’s assets to fund policyholder obligations, in a scenario in which payments have ceased or been interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralization or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations.
IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations.
The IFS Rating uses the same symbols used by the agency for its International and National credit ratings of long-term or short-term debt issues. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context.
Obligations for which a payment interruption has occurred due to either the insolvency or failure of the insurer or some form of regulatory intervention will generally be rated between ‘B’ and ‘C’ on the Long-Term IFS Rating scales (both International and National). International Short-Term IFS Ratings assigned under the same circumstances will align with the insurer’s International Long-Term IFS Rating.
Long-Term International IFS Ratings
The following rating scale applies to foreign currency and local currency ratings. Ratings of ‘BBB-’ and higher are considered to be “secure,” and those of ‘BB+’ and lower are considered to be “vulnerable.”
AAA
EXCEPTIONALLY STRONG. ‘AAA’ IFS Ratings denote the lowest expectation of ceased or interrupted payments. They are assigned only in the case of exceptionally strong capacity to meet policyholder and contract obligations. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY STRONG. ‘AA’ IFS Ratings denote a very low expectation of ceased or interrupted payments. They indicate very strong capacity to meet policyholder and contract obligations. This capacity is not significantly vulnerable to foreseeable events.

A
STRONG. ‘A’ IFS Ratings denote a low expectation of ceased or interrupted payments.
They indicate strong capacity to meet policyholder and contract obligations. This capacity may, nonetheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD. ‘BBB’ IFS Ratings indicate that there is currently a low expectation of ceased or interrupted payments. The capacity to meet policyholder and contract obligations on a timely basis is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impact this capacity.

BB
MODERATELY WEAK. ‘BB’ IFS Ratings indicate that there is an elevated vulnerability to ceased or interrupted payments, particularly as the result of adverse economic or market changes over time. However, business or financial alternatives may be available to allow for policyholder and contract obligations to be met in a timely manner.

B
WEAK. ‘B’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, there is significant risk that ceased or interrupted payments could occur in the future, but a limited margin of safety remains. Capacity for continued
timely payments is contingent upon a sustained, favorable business and economic environment, and favorable market conditions. Alternatively, a ‘B’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, but with the potential for extremely high recoveries. Such obligations would possess a recovery assessment of ‘RR1’ (Outstanding).

CCC
VERY WEAK. ‘CCC’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, there is a real possibility that ceased or interrupted payments could occur in the future. Capacity for continued timely payments is solely reliant upon a sustained, favorable business and economic environment, and favorable market conditions. Alternatively, a ‘CCC’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, and with the potential for average to superior recoveries. Such obligations would possess a recovery assessment of ‘RR2’
(Superior), ‘RR3’ (Good), and ‘RR4’ (Average).

CC
EXTREMELY WEAK. ‘CC’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, it is probable that ceased or interrupted payments will occur in the future. Alternatively, a ‘CC’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, with the potential for average to below-average recoveries. Such obligations would possess a recovery assessment of ‘RR4’ (Average) or ‘RR5’ (Below Average).

C
DISTRESSED. ‘C’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, ceased or interrupted payments are imminent. Alternatively, a ‘C’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, and with the potential for below average to poor recoveries. Such obligations would possess a recovery assessment of ‘RR5’ (Below Average) or ‘RR6’ (Poor).

Short-Term IFS Ratings
A Short-Term Insurer Financial Strength Rating (ST-IFS Rating) provides an assessment of the near-term financial health of an insurance organization and its capacity to meet senior obligations to policyholders and contract holders that would be expected to be due within one year. The analysis supporting the ST-IFS Rating encompasses all of the factors considered within the context of the IFS Rating, but with greater weight given to an insurer’s near-term liquidity, financial flexibility and regulatory solvency characteristics, and less weight given to longer-term issues such as competitiveness and earnings trends.
The agency will only assign a ST-IFS Rating to insurers that also have been assigned an IFS Rating. Currently, ST-IFS Ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.
The ST-IFS Rating uses the same international ratings scale used by the agency for short-term debt and issuer ratings.
F1
Insurers are viewed as having a strong capacity to meet their near-term obligations.
When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	Insurers are viewed as having a good capacity to meet their near-term obligations.
F3	Insurers are viewed as having an adequate capacity to meet their near-term obligations.
B	Insurers are viewed as having a weak capacity to meet their near-term obligations.
C	Insurers are viewed as having a very weak capacity to meet their near-term obligations.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgement, but actual recoveries for a given security may deviate materially from historical averages.
RR1	OUTSTANDING RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%–100% of current principal and related interest.
RR2	SUPERIOR RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%–90% of current principal and related interest.

RR3	GOOD RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%–70% of current principal and related interest.
RR4	AVERAGE RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%–50% of current principal and related interest.
RR5	BELOW AVERAGE RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%– 30% of current principal and related interest.
RR6	POOR RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%–10% of current principal and related interest.
Limitations of the Recovery Ratings Scale
Specific limitations relevant to the Recovery Ratings scale include:
●
The ratings do not predict a specific percentage of recovery should a default occur.
●
The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.
●
The ratings do not opine on the liquidity of the issuer’s securities or stock.
●
The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative loss severity of the rated obligation should the obligation default.
●
Recovery Ratings, in particular, reflect a fundamental analysis of the underlying relationship between financial claims on an entity or transaction and potential sources to meet those claims. The size of such sources and claims is subject to a wide variety of dynamic factors outside the agency’s analysis that will influence actual recovery rates.
●
Out-of-court settlements are not contemplated by Fitch’s Recovery Ratings, other than in broad concession payments for some classes of junior-ranking bonds in some specific scenarios. In reality, out-of-court settlements will be influenced heavily by creditor composition and local political and economic imperatives, and Fitch does not attempt to factor these into its Recovery Ratings.
●
Creditor composition is outside the scope of Recovery Ratings. Concentration of creditors at a certain level of the capital structure, common ownership of claims at different levels in a capital structure or even differing entry prices of investors within a creditor class can have a profound effect on actual recovery rates.
●
Information flows for companies close to default can become erratic, which may reduce Fitch’s visibility on its Recovery Ratings.
●
Enterprise valuations play a key role in the allocation of recoveries across credit classes. Recovery Ratings assume cash-flow multiples or advance rates, which are driven by subjective forecasts of Fitch analysts of post-restructuring cash flow, achievable exit multiples and appropriate advance rates. All these parameters are subject to volatility before and during the restructuring process.
●
Recovery rates are strongly influenced by legal decisions. Potential legal decisions are not factored into Fitch’s Recovery Ratings.
Moody’s
Insurance Financial Strength Ratings
Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations and also reflect the expected financial loss suffered in the event of default.
Aaa	Insurance companies rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Insurance companies rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Insurance companies rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Insurance companies rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Insurance companies rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Insurance companies rated B are considered speculative and are subject to high credit risk.
Caa	Insurance companies rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Insurance companies rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Insurance companies rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Short-Term Insurance Financial Strength Ratings
P-1	Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
P-4	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS
S&P
Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
●
Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
●
Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

D
‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example, due to automatic stay provisions.

Moody’s
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF PREFERRED STOCK RATINGS
DBRS Morningstar
Preferred Share Rating Scale
The DBRS Morningstar preferred share rating scale reflects an opinion on the risk that an issuer will not fulfil its obligations with respect to both dividend and principal commitments in respect of preferred shares issued in the Canadian securities market in accordance with the terms under which the relevant preferred shares have been issued. Every DBRS Morningstar rating using the preferred share rating scale is based on quantitative and qualitative considerations relevant to the issuing entity. Each rating category may be denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the middle of the category.
Preferred shares issued in the Canadian securities markets are rated using the preferred share rating scale and preferred shares issued outside of the Canadian securities markets are rated using the long-term obligations scale. Because preferred share dividends are only payable when approved, the non-payment of a preferred share dividend does not necessarily result in a “D”. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are affected, such as in the case of a “distressed exchange”.
Pfd-1
Preferred shares rated Pfd-1 are generally of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. Pfd-1 ratings generally correspond with issuers with a AAA or AA category reference point[1].

Pfd-2
Preferred shares rated Pfd-2 are generally of good credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet and coverage ratios are not as strong as Pfd-1 rated companies. Generally, Pfd-2 ratings correspond with issuers with an A category or higher reference point.

Pfd-3
Preferred shares rated Pfd-3 are generally of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adverse conditions present which detract from debt protection. Pfd-3 ratings generally correspond with issuers with a BBB category or higher reference point.

Pfd-4
Preferred shares rated Pfd-4 are generally speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Issuers with preferred shares rated Pfd-4 generally correspond with issuers with a BB category or higher reference point.

Pfd-5
Preferred shares rated Pfd-5 are generally highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain.
Entities with a Pfd-5 rating generally correspond with issuers with a B category or higher reference point. Preferred shares rated Pfd-5 often have characteristics that, if not remedied, may lead to default.

D
When the issuer has filed under any applicable bankruptcy, insolvency or winding up or the issuer is in default per the legal documents, a downgrade to D may occur. Because preferred share dividends are only payable when approved, the non-payment of a preferred share dividend does not necessarily result in a D. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”. See the Default Definition document posted on the website for more information.

1
The reference point is a credit rating or intrinsic assessment on the relevant issuer expressed using the long-term obligations scale. For instance, it could be the issuer rating (for a corporate issuer), the intrinsic assessment (for a bank or a non-bank finance company), or the financial strength rating (for an insurance company).

PART C: OTHER INFORMATION
Item 28.
Exhibits
(a) Articles of Incorporation
(a)(1)
Certificate of Trust dated February 25, 2010. Incorporated herein by reference to the Registrant’s Registration
Statement as filed with the Securities and Exchange Commission on October 21, 2013 (Accession Number
0001193125-13-405484).

(a)(2)
Amended and Restated Declaration of Trust dated February 19, 2014. Incorporated herein by reference to the
Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 25, 2014
(Accession Number 0001193125-14-067429).

(a)(3)	Amended Schedule A to the Amended and Restated Declaration of Trust as of June 25, 2025. Filed herewith.
(b) By-laws

Amended and Restated By-Laws dated November 21, 2024. Incorporated herein by reference to the Registrant’s
Registration Statement as filed with the Securities and Exchange Commission on January 28, 2025 (Accession
Number 0001193125-25-014249).

(c) Instruments Defining Rights of Security Holders: Incorporated by reference to Exhibits (a) and (b).
(d) Investment Advisory Contracts
(d)(1)(a)
Management Agreement dated November 1, 2019. Incorporated herein by reference to the Registrant’s Registration
Statement as filed with the Securities and Exchange Commission on November 22, 2019 (Accession Number
0001193125-19-298434).

(d)(1)(b)
Amended Schedule A to the Management Agreement as of January 24, 2025. Incorporated herein by reference to the
Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 28, 2025
(Accession Number 0001193125-25-014249).

(d)(2)
Management Agreement dated March 11, 2019 for JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and
JPMorgan BetaBuilders U.S. Equity ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 26, 2019 (Accession Number 0001193125-19-
182457).

(d)(3)(a)
Investment Advisory Agreement for converting JPMorgan Trust I and JPMorgan Trust IV Funds as of
December 1, 2021. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the
Securities and Exchange Commission on February 14, 2022 (Accession Number 0001193125-22-041226).

(d)(3)(b)
Amended Schedule A to the Investment Advisory Agreement for converted JPMorgan Trust I and JPMorgan Trust IV
Funds as of February 13, 2025. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 22, 2025 (Accession Number 0001193125-25-12549).

(d)(4)
Investment Advisory Agreement for JPMorgan International Research Enhanced Equity ETF as of December 1, 2021.
Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange
Commission on February 14, 2022 (Accession Number 0001193125-22-041226).

(d)(5)(a)
Investment Advisory Agreement for converted JPMorgan Trust II Funds as of December 1, 2021. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on
February 14, 2022 (Accession Number 0001193125-22-041226).

(d)(5)(b)
Amended Schedule A to the Investment Advisory Agreement for converted JPMorgan Trust II Funds as of
November 21, 2024. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the
Securities and Exchange Commission on January 28, 2025 (Accession Number 0001193125-25-014249).

(d)(6)
Investment Advisory Agreement for JPMorgan Realty Income ETF as of December 1, 2021. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on
February 14, 2022 (Accession Number 0001193125-22-041226).

(d)(7)
Sub-Advisory Agreement between JPMIM and JPMorgan Asset Management (Asia Pacific) Limited. Incorporated
herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on March 9, 2023 (Accession Number 0001193125-23-065973).

(e) Underwriting Contracts
(e)(1)
Distribution Agreement dated October 1, 2017. Incorporated herein by reference to the Registrant’s Registration
Statement as filed with the Securities and Exchange Commission on November 3, 2017 (Accession Number
0001193125-17-332834).

(e)(2)
Amended Schedule A to the Distribution Agreement as of February 13, 2025. Incorporated herein by reference to the
Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 22, 2025
(Accession Number 0001193125-25-12549).

(f) Bonus or Profit Sharing Contracts: Not applicable.
(g) Custodian Agreements
(g)(1)(a)
Amended and Restated Global Custody and Fund Accounting Agreement dated October 1, 2017, between J.P. Morgan
Exchange-Traded Fund Trust and JPMorgan Chase Bank, N.A. Incorporated herein by reference to the Registrant’s
Registration Statement as filed with the Securities and Exchange Commission on November 3, 2017 (Accession
Number 0001193125-17-332834).

(g)(1)(b)
Amendment to the Amended and Restated Global Custody and Fund Accounting Agreement as of December 1, 2019,
including Amended Schedule B. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on September 24, 2020 (Accession Number 0001193125-20-253233).

(g)(1)(c)
Amendment to the Amended and Restated Global Custody and Fund Accounting Agreement as of February 1, 2020.
Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange
Commission on June 16, 2021 (Accession Number 0001193125-21-192257).

(g)(1)(d)
Amendment to the Amended and Restated Global Custody and Fund Accounting Agreement as of
September 16, 2020. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the
Securities and Exchange Commission on February 22, 2021 (Accession Number 0001193125-21-050282).

(g)(1)(e)
Amendment to the Amended and Restated Global Custody and Fund Accounting Agreement as of December 1, 2022,
including Schedules A and F. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 23, 2023 (Accession Number 0001193125-23-046804).

(g)(1)(f)
Side Letter Amending Agreement, dated December 21, 2023, to the Amended and Restated Global Custody and Fund
Accounting Agreement. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the
Securities and Exchange Commission on October 25, 2024 (Accession Number 0001193125-24-242975).

(g)(1)(g)
Amendment to the Amended and Restated Global Custody and Fund Accounting Agreement (as of March 11, 2025),
including Amended Schedule A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 22, 2025 (Accession Number 0001193125-25-12549).

(g)(2)(a)
Third Party Securities Lending Rider, dated June 18, 2018 to the Amended and Restated Global Custody and Fund
Accounting Agreement, dated October 1, 2017 among J.P. Morgan Exchange-Traded Fund Trust, JPMorgan Chase
Bank, N.A. and Citibank, N.A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).

(g)(2)(b)
Amendment to Third Party Securities Lending Rider, including Schedule A, as of March 11, 2025. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on
May 22, 2025 (Accession Number 0001193125-25-12549).

(h) Other Material Contracts
(h)(1)(a)
Agency Services Agreement dated May 8, 2014. Incorporated herein by reference to the Registrant’s Registration
Statement as filed with the Securities and Exchange Commission on May 14, 2014 (Accession Number 0001193125-
14-198331).

(h)(1)(b)
Amendment to the Agency Services Agreement as of December 1, 2019, including Amended Exhibit B. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on September 24, 2020 (Accession Number 0001193125-20-253233).

(h)(1)(c)
Amendment to the Agency Services Agreement as of December 1, 2022, including Amended Exhibit B. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 23, 2023 (Accession Number 0001193125-23-046804).

(h)(1)(d)
Amendment to the Agency Services Agreement effective as of March 11, 2025, including Amended Exhibit A.
Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange
Commission on May 22, 2025 (Accession Number 0001193125-25-12549).

(h)(2)(a)
Sublicense Agreement. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the
Securities and Exchange Commission on June 27, 2018 (Accession Number 0001193125-18-205847).

(h)(2)(b)
Amended Schedule A to the Sublicense Agreement. Incorporated herein by reference to the Registrant’s Registration
Statement as filed with the Securities and Exchange Commission on May 12, 2023 (Accession 0001193125-23-
143497).

(h)(3)
Form of License Agreement for JPMorgan Carbon Transition U.S. Equity ETF. Incorporated herein by reference to the
Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 4, 2020
(Accession Number 0001193125-20-310606).

(h)(4)(a)
Global Securities Lending Agency Agreement, dated June 18, 2018, between J.P. Morgan Exchange-Traded Fund
Trust and Citibank, N.A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the
Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).

(h)(4)(b)
Amendment to the Global Securities Lending Agency Agreement as of October 4, 2018. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on
January 22, 2019 (Accession Number 0001193125-19-013831).

(h)(4)(c)
Amendment to the Global Securities Lending Agency Agreement as of December 11, 2018. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on
January 22, 2019 (Accession Number 0001193125-19-013831).

(h)(4)(d)
Form of Side Letter Amending Agreement, dated February 28, 2022, to the Global Securities Lending Agency
Agreement. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and
Exchange Commission on June 22, 2022 (Accession Number 0001193125-22-178621).

(h)(4)(e)
Amendment to the Global Securities Lending Agency Agreement, including Schedule I and Exhibit A (as of
February 28, 2025). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the
Securities and Exchange Commission on May 22, 2025 (Accession Number 0001193125-25-12549).

(h)(5)(a)
Administration Agreement for certain JPMorgan Exchange-Traded Funds with an administration fee. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 14, 2022 (Accession Number 0001193125-22-041226).

(h)(5)(b)
Amended Schedule A to the Administration Agreement for certain JPMorgan Exchange-Traded Funds with an administration fee as of February 13, 2025. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 22, 2025 (Accession Number 0001193125-25-12549).

(h)(6)
Form of Fund of Funds Investment Agreement as of January 19, 2022. Incorporated herein by reference to the
Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 14, 2022
(Accession Number 0001193125-22-041226).

(h)(7)(a)
Fee Waiver Agreement dated February 28, 2022 for JPMorgan ActiveBuilders Emerging Markets Equity ETF.
Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange
Commission on May 2, 2022 (Accession Number 0001193125-22-136496).

(h)(7)(b)
Fee Waiver Agreement dated March 10, 2023 for JPMorgan Equity Focus ETF, JPMorgan High Yield Municipal ETF,
JPMorgan Limited Duration Bond ETF and JPMorgan Sustainable Municipal Income ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on
June 28, 2023 (Accession Number 0001193125-23-177530).

(h)(7)(c)
Fee Waiver Agreement dated April 2, 2023 for JPMorgan BetaBuilders Emerging Markets Equity ETF. Incorporated
herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 6, 2023 (Accession Number 0001193125-23-093823).

(h)(7)(d)	Fee Waiver Agreement dated July 1, 2025, for the FYE 2-28. Filed herewith.
(h)(7)(e)
Fee Waiver Agreement dated November 1, 2024, for the FYE 6-30. Incorporated herein by reference to the
Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 25, 2024
(Accession Number 0001193125-24-242975).

(h)(7)(f)
Fee Waiver Agreement dated February 10, 2025, for JPMorgan Flexible Income ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 28, 2025
(Accession Number 0001193125-25-014249).

(h)(7)(g)
Fee Waiver Agreement dated February 18, 2025, for the JPMorgan Fundamental Data Science Large Value ETF,
JPMorgan International Hedged Equity Laddered Overlay ETF and JPMorgan Mortgage-Backed Securities ETF.
Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange
Commission on February 21, 2025 (Accession Number 0001193125-25-032035).

(h)(7)(h)
Fee Waiver Agreement dated March 1, 2025 for JPMorgan International Research Enhanced Equity ETF. Incorporated
herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 25, 2025 (Accession Number 0001193125-25-035184).

(h)(7)(i)
Fee Waiver Agreement dated May 22, 2025 for JPMorgan Flexible Debt ETF. Incorporated herein by reference to the
Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 22, 2025
(Accession Number 0001193125-25-12549).

(i) Legal Opinion
Opinion and consent of counsel. Filed herewith.
(j) Other Opinions
Consent of independent registered accounting firm. Filed herewith.
(k) Omitted Financial Statements: Not applicable.
(l) Initial Capital Agreements: Not applicable.
(m) Rule 12b-1 Plan: Not applicable.
(n) Rule 18f-3 Plan: Not applicable.
(o) Reserved.
(p) Codes of Ethics
(p)(1)
Code of Ethics of the Trust. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 14, 2014 (Accession Number 0001193125-14-198331).

(p)(2)
Code of Ethics of J.P. Morgan Asset Management, Inc., including JPMIM. Incorporated herein by reference to the
Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 21, 2025
(Accession Number 0001193125-25-032035).

(p)(3)
Code of Ethics of the Distributor dated February 1, 2005, as amended. Incorporated herein by reference to the
Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 3, 2017
(Accession Number 0001193125-17-332834).

(q) Power of Attorney
(q)(1)
Powers of Attorney for the Trustees. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on March 3, 2025 (Accession Number 0001193125-25-044073).

(q)(2)(a)
Power of Attorney for Brian S. Shlissel. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 22, 2025 (Accession Number 0001193125-25-12549).

(q)(2)(b)	Power of Attorney for Matthew J. Kamburowski, effective June 26, 2025. Filed herewith.
(q)(3)(a)
Power of Attorney for Timothy J. Clemens. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 22, 2025 (Accession Number 0001193125-25-12549).

(q)(3)(b)	Power of Attorney for Timothy J. Clemens, effective June 26, 2025. Filed herewith.

EX-101.INS	XBRL Instance Document - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document.
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document.
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
Item 29.
Persons Controlled by or Under Common Control with the Registrant
Not applicable.
Item 30.
Indemnification
Reference is made to Article VII, Section 4 of Registrant’s Declaration of Trust. Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of suits or proceedings.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31.
Business and Other Connections of the Investment Adviser
See “Investment Adviser and Sub-Adviser” in Part B. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011) and is incorporated herein by reference.
See “Investment Adviser and Sub-Adviser” in Part B. The business or other connections of each director or officer of JPMorgan Asset Management (Asia Pacific) Limited is currently listed in the investment advisor registration on Form ADV for JPMorgan Asset Management (Asia Pacific) Limited (File No. 801-114775) and is incorporated herein by reference.
Item 32.
Principal Underwriter
(1) JPMorgan Distribution Services, Inc. is the principal underwriter of the Registrant’s shares. JPMorgan Distribution Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Distribution Services, Inc. is located at 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan Distribution Services, Inc. acts as the principal underwriter for the following investment companies:
J.P. Morgan Exchange-Traded Fund Trust
J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Investment Trust
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Trust IV
Undiscovered Managers Funds
(2) The directors and officers of JPMorgan Distribution Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, OH 43240.
Name with Registrant	Positions and Office with JPMorgan Distribution Services, Inc.	Positions and Offices with the Funds
Wendy K. Barta	Director, President & Managing Director	None
Gary C. Krivo	Managing Director & Chief Risk Officer	None
Andrea L. Lisher	Director & Managing Director	None
Michael R. Machulski	Director & Managing Director	None
Joseph F. Sanzone	Director & Managing Director	None
Brian S. Shlissel	Managing Director	President & Principal Executive Officer
Jessica K. Ditullio	Executive Director & Assistant Secretary	Assistant Secretary
Frank J. Drozek	Executive Director & Assistant Treasurer	None
James A. Hoffman	Executive Director & Chief Administrative Officer	None
Rachel Horn	Executive Director & Assistant Secretary	None
Kevin Kloza	Executive Director & Chief Compliance Officer	None
Carmine Lekstutis	Executive Director & Chief Legal Officer	Assistant Secretary
Christopher J. Mohr	Executive Director & Assistant Treasurer	None
Christopher G. Sprules	Executive Director & Treasurer	None
Carmen S. Lopez	Anti-Money Laundering Compliance Officer	None
Adetunji Ogunmefun	Vice President & Secretary	None
Sarah A. Clark	Vice President & Assistant Secretary	None
Andrea Belen Daneri	Vice President & Assistant Secretary	None
Chike N. Egbuniwe	Vice President & Assistant Secretary	None
Alysee N. Pelletier	Vice President & Assistant Secretary	None

Name with Registrant	Positions and Office with JPMorgan Distribution Services, Inc.	Positions and Offices with the Funds
Emilia Wade	Assistant Secretary	None
(c) Not applicable.
Item 33.
Location of Accounts and Records
All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:
J.P. Morgan Investment Management Inc., the Registrant’s investment adviser, at 383 Madison Avenue, New York, NY 10179 (records relating to its functions as investment adviser).
Effective October 1, 2017, JPMorgan Distribution Services, Inc., the Registrant’s distributor, at 1111 Polaris Parkway, Columbus, OH 43240 (records relating to its functions as distributor).
Prior to October 1, 2017, SEI Investments Distribution Co., the Registrant’s distributor, at One Freedom Valley Drive, Oaks, PA 19456 (records relating to its functions as distributor).
JPMorgan Chase Bank, N.A. at 383 Madison Avenue, New York, NY 10179 (records relating to its functions as custodian and sub-administrator
J.P. Morgan Investment Management Inc., the Registrant’s administrator, at 383 Madison Avenue, New York, NY 10179 (relating to its functions as administrator).
Item 34.
Management Services
Not applicable.
Item 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant, J.P. Morgan Exchange-Traded Fund Trust, certifies that it meets all the requirements for effectiveness of the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 25th day of June, 2025.
J.P. Morgan Exchange-Traded Fund Trust
By:	Brian S. Shlissel*
Name: Brian S. Shlissel
Title: President and Principal Executive Officer
Pursuant to the requirements of the Securities Act, this Amendment to the registration statement has been signed below by the following persons in the capacities indicated on June 25, 2025.

John F. Finn*
John F. Finn
Trustee

Stephen P. Fisher*
Stephen P. Fisher
Trustee

Gary L. French*
Gary L. French
Trustee

Kathleen M. Gallagher*
Kathleen M. Gallagher
Trustee

Robert J. Grassi*
Robert J. Grassi
Trustee

Frankie D. Hughes*
Frankie D. Hughes
Trustee

Raymond Kanner*
Raymond Kanner
Trustee

Timothy J. Clemens*
Timothy J. Clemens
Treasurer and Principal Financial Officer

*By	/s/ Zachary E. Vonnegut-Gabovitch
Zachary E. Vonnegut-Gabovitch
Attorney-In-Fact

Thomas P. Lemke*
Thomas P. Lemke
Trustee

Lawrence R. Maffia*
Lawrence R. Maffia
Trustee

Mary E. Martinez*
Mary E. Martinez
Trustee

Marilyn McCoy*
Marilyn McCoy
Trustee

Emily A. Youssouf*
Emily A. Youssouf
Trustee

Robert F. Deutsch*
Robert F. Deutsch
Trustee

Nina O. Shenker*
Nina O. Shenker
Trustee

Brian S. Shlissel*
Brian S. Shlissel
President and Principal Executive Officer

EXHIBIT INDEX
Exhibit No.	Description
(a)(3)	Amended Schedule A to the Amended and Restated Declaration of Trust as of June 25, 2025.
(h)(7)(d)	Fee Waiver Agreement dated July 1, 2025, for the FYE 2-28.
(i)	Opinion and consent of counsel.
(j)	Consent of independent registered accounting firm.
(q)(2)(b)	Power of Attorney for Matthew J. Kamburowski, effective June 26, 2025.
(q)(3)(b)	Power of Attorney for Timothy J. Clemens, effective June 26, 2025.

EX-101.INS	XBRL Instance Document - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document.
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
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